UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Series Funds

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: (301) 296-5100

Date of fiscal year end: March 31

Date of reporting period: April 1, 2023 - March 31, 2024

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.31.2024

Rydex Funds Annual Report

Guggenheim Alternatives Funds
Guggenheim Long Short Equity Fund
Rydex International Equity Funds
Rydex Emerging Markets 2x Strategy Fund
Rydex Inverse Emerging Markets 2x Strategy Fund
Rydex Fixed Income Fund
Rydex Emerging Markets Bond Strategy Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
LONG SHORT EQUITY FUND	10
EMERGING MARKETS 2x STRATEGY FUND	31
INVERSE EMERGING MARKETS 2x STRATEGY FUND	40
EMERGING MARKETS BOND STRATEGY FUND	48
NOTES TO FINANCIAL STATEMENTS	56
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	71
OTHER INFORMATION	72
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	74
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	80

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2024

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for the Long Short Equity Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, and Emerging Markets Bond Strategy Fund (the “Fund” or “Funds”) for the 12-month period ended March 31, 2024 (the “Reporting Period”).

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2024

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Long Short Equity Fund may not be suitable for all investors. ●The Fund is subject to the risk that the Investment Adviser’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ● It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ● The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund may invest in American Depositary Receipts (“ADRs”), therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. Please read the prospectus for more detailed information regarding these and other risks.

The Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund are very different from most mutual funds in that they seek to provide leveraged and leveraged inverse investment results, respectively, on a daily basis, and are intended to be used as short-term trading vehicles. The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively manage and monitor their portfolios. The Inverse Emerging Markets 2x Strategy Fund pursues an investment goal which is inverse to 200% of the performance of its underlying index, a result opposite of most other mutual funds. Investors should note that the Funds’ pursuit of such leveraged and leveraged inverse investment goals has the following implications: ● The Funds are riskier than alternatives that do not use leverage because the performance of an investment in a Fund is magnified. ●The effect of leverage on a Fund will generally cause the Fund’s performance to not match the performance of the Fund’s benchmark (e.g., 200% of the performance of its underlying index) over a period of time greater than one day. This means that the return of a Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from the return of the Fund’s benchmark for that period. As a consequence, especially during periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of a Fund’s stated investment goal (e.g., 2x) and the cumulative performance of the Fund’s benchmark.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2024

The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should: (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) for the Inverse Emerging Markets 2x Strategy Fund, understand the risks of shorting, and (d) intend to actively manage and monitor their investments. Investors who do not understand the Funds or do not actively manage and monitor their investments should not buy shares of the Funds.

The Emerging Markets 2x Strategy Fund seeks daily exposure to its underlying index equal to or in excess of 200% of its net assets while the Inverse Emerging Markets 2x Strategy Fund seeks daily exposure to its underlying index equal to -200% of its net assets. As a consequence, for each Fund the risk of total loss of your investment exists in the event of a movement of the Fund’s underlying index in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the underlying index of a Leveraged Fund and a gain in the value of the underlying index of a Leveraged Inverse Fund). In short, the risk of total loss of your investment exists.

There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.

The Emerging Markets Bond Strategy Fund may not be suitable for all investors. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in bonds and financial instruments that in combination have economic characteristics similar to emerging markets bonds carries additional risks when compared to investing in U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question. ● The Fund’s investments in derivatives, including credit default swaps, may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. ● The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and other risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2024

While job growth remains robust, recent labor data brought increased confidence in a labor market in better balance, allowing for inflation to soften further. Labor force growth remains strong, aided by high immigration flows, helping bring labor supply in line with gradually cooling demand. The Small Business Survey indicates that plans to increase compensation have returned to pre-COVID levels. Additionally, Bureau of Labor Statistics data reveal a continued decline in the “quits rate,” reducing the pressure on businesses to raise wages to attract or retain employees. These developments suggest wage pressures may ease further by year end. And despite some speculation against any Federal Reserve (“Fed”) rate cuts materializing in 2024, we continue to anticipate cuts later this year.

Following the stronger-than-expected March Consumer Price Index, we believe that there is a high probability that the easing cycle will start in the second half of the year, since the Fed will likely need more time to gather confirming data. In the latest Summary of Economic Projections, the Federal Open Market Committee (“FOMC”) significantly increased the median forecast for 2024 U.S. gross domestic product, slightly increased it for core personal consumption expenditures year over year, and continues to expect no material increase in the unemployment rate. These adjustments left the median view for three rate cuts for 2024, which suggests the bar is very high for the Fed to keep rates where they are all year, and even higher for more rate hikes to materialize.

Amid this macroeconomic backdrop, in the first quarter of 2024 the two-year Treasury yield increased to 4.59% from 4.23%, and the 10-year Treasury yield increased to 4.20% from 3.88%, keeping the inverted 2s/10s yield curve consistent at 39 basis points as of the end of the Reporting Period, up four basis points since the start of the year. One basis point equals 0.01%. In general, spreads to Treasurys have remained tight across sectors. In investment-grade corporate bonds, BBB-rated bonds continued to remain attractive relative to A and BB-rated bonds, and supply slowed toward the end of the first quarter of 2024, which we believe should support spreads in the near term. High yield bond spreads tightened during the first quarter of 2024 to 301 basis points from 323 basis points at the start of the year, while leveraged loans’ discount margins to maturity tightened to 509 basis points from 528 basis points. Structured credit spreads tightened marginally amid strong demand. Investor demand and an improved arbitrage led to robust new collateralized loan obligation issuance, and tightening liabilities led to an increase in refinances/resets.

Looking forward, Fed officials continue to advocate for a patient approach. A conventional easing cycle is therefore far from guaranteed. Market expectations have already adjusted significantly from market-implied expectations of six rate cuts in 2024 just two months ago to only three as of the end of the Reporting Period, aligning more closely with the FOMC’s views. So far, the market has taken this delay in stride, but its patience and assessment of credit risk could be tested.

For the Reporting Period, the S&P 500® Index* returned 29.88%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 15.32%. The return of the MSCI Emerging Markets Index* was 8.15%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 1.70% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 11.15%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 5.27% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2024

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS”(agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

ICE BofA BBB & Lower Sovereign USD External Debt Index tracks the performance of U.S. dollar-denominated emerging market and crossover sovereign debt publicly issued in the eurobond or U.S. domestic market. Qualifying countries must have a BBB1 or lower foreign currency long-term sovereign debt rating (based on an average of Moody’s, S&P and Fitch). Countries that are not rated, or that are rated “D” or “SD” by one or several rating agencies qualify for inclusion in the index but individual non-performing securities are removed. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to maturity at point of issuance, a fixed or floating coupon and a minimum amount outstanding of $250 million. Local currency debt is excluded from the Index. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

Morningstar Long/Short Equity Category Average represents long-short portfolios which hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P Emerging 50 ADR Index is capitalization-weighted and designed to track the performance of approximately 50 emerging market-based depositary receipts.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

The Rydex Emerging Markets 2x Strategy Fund and the Rydex Inverse Emerging Markets 2x Strategy Fund are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these Funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more information on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2023 and ending March 31, 2024.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund
Class A	1.85%	18.25%	$1,000.00	$1,182.50	$10.09
Class C	2.81%	17.69%	1,000.00	1,176.90	15.29
Class P	1.85%	18.29%	1,000.00	1,182.90	10.10
Institutional Class	1.56%	18.46%	1,000.00	1,184.60	8.52
Emerging Markets 2x Strategy Fund
Class A	1.92%	19.68%	1,000.00	1,196.80	10.54
Class C	2.68%	19.21%	1,000.00	1,192.10	14.69
Class H	1.92%	19.61%	1,000.00	1,196.10	10.54
Inverse Emerging Markets 2x Strategy Fund
Class A	1.78%	(20.05%)	1,000.00	799.50	8.01
Class C	2.54%	(20.33%)	1,000.00	796.70	11.41
Class H	1.77%	(20.05%)	1,000.00	799.50	7.96
Emerging Markets Bond Strategy Fund
Class A	1.63%	9.98%	1,000.00	1,099.80	8.56
Class C	2.40%	9.57%	1,000.00	1,095.70	12.57
Class H	1.64%	10.00%	1,000.00	1,100.00	8.61

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund
Class A	1.85%	5.00%	$1,000.00	$1,015.75	$9.32
Class C	2.81%	5.00%	1,000.00	1,010.95	14.13
Class P	1.85%	5.00%	1,000.00	1,015.75	9.32
Institutional Class	1.56%	5.00%	1,000.00	1,017.20	7.87
Emerging Markets 2x Strategy Fund
Class A	1.92%	5.00%	1,000.00	1,015.40	9.67
Class C	2.68%	5.00%	1,000.00	1,011.60	13.48
Class H	1.92%	5.00%	1,000.00	1,015.40	9.67
Inverse Emerging Markets 2x Strategy Fund
Class A	1.78%	5.00%	1,000.00	1,016.10	8.97
Class C	2.54%	5.00%	1,000.00	1,012.30	12.78
Class H	1.77%	5.00%	1,000.00	1,016.15	8.92
Emerging Markets Bond Strategy Fund
Class A	1.63%	5.00%	1,000.00	1,016.85	8.22
Class C	2.40%	5.00%	1,000.00	1,013.00	12.08
Class H	1.64%	5.00%	1,000.00	1,016.80	8.27

[1]	Annualized and excludes expense of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2023 to March 31, 2024.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the Reporting Period, Long Short Equity Fund Class P returned 23.31%. The Fund outperformed one of the two benchmarks used by the Fund, the Morningstar Long/Short Equity Category Average, which returned 14.54%. The Fund underperformed the other benchmark, the S&P 500 Index, which returned 29.88% for the same one-year period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

For the full Reporting Period, the broad market strongly recovered in a goldilocks environment of slowing inflation with sustained economic strength. However, the path has been bumpy, with the market ultra-sensitive to inflation data that is still struggling from the supply and demand imbalances post-Covid. The fiscal year started with rates on a steady upward trend, which lead to pockets of struggle (for example, several regional banks collapsed due to imbalances between their short-term and long-term liabilities). By late summer 2023, the tone had changed. Supply constraints eased, as did many commodity prices (particularly oil & gas). Meanwhile, the drumbeat of calls for a coming recession proved to be wrong (or early perhaps) – with the job market holding fairly steady despite the continued Federal Reserve Board (“Fed”) rate increases. ‘Soft Landing’ replaced the term ‘Recession’ in economic news. The last Fed hike was in July and for the rest of the calendar year the new consensus was for gradual and steady Fed rate cuts to come in 2024. That shift in sentiment drove a strong rally across asset classes through 2023’s final calendar quarter. However, the high Consumer Price Index and strong economic data points in early 2024 called into question the pace of rate cuts – with the Fed looking more likely to hold higher for longer.

As is often the case, the equity markets responded unpredictably. For most of the year, the cap-weighted benchmarks had impressive gains driven by the so-called ‘Magnificent Seven’ megacaps, with AI-related growth being a huge driver for the likes of Microsoft, Nvidia, Alphabet, and Meta. Outside of those largest growth companies, returns were much weaker. The large-cap-value benchmarks and small-cap benchmarks, were all underwater for the year-to-date in late October. From that point forward, all asset classes held a sustained risk-on rally (including the laggards from earlier in the year). Companies with difficult profitability or leverage metrics seemed to rebound the most, as the easing of rate increases and spreads eased their situations the most. Stocks have not blinked in early 2024 months despite rates ticking up near their earlier highs – as this new cycle of rate move has been accompanied by strong job and manufacturing data points which bode well for corporate profits.

The Fund had a 23.31% return. After subtracting the 12.33% gain in our preferred risk benchmark blend of 30% S&P 500 and 70% cash, the excess return was a strong 10.98% outperformance. The overall market gains attributed about 1.7% based on our net-long exposure averaging a bit higher than the benchmark. The realized beta (sensitivity of daily returns to broad stock benchmark moves) was about 0.42 for the Reporting Period.

Fundamental style positioning worked in the Fund’s favor by about 4.1% attribution. Value names had a good year vis-à-vis expensive names, particularly among the small- and mid-caps. Biases towards lower volatility names and higher momentum also paid off.

Industry tilts ended with a moderate 1.0% contribution in excess of the risk benchmark. Two key exposures working in our favor were net longs in the Capital Goods industry and net shorts in REITs.

Security selection (the impact of returns within style and industry groups) provided a gain of 6.0%.

How did the Fund use derivatives during the Reporting Period?

The Fund used total return swaps to gain exposure to short positions and to attain some leverage on the long side when surpassing 100% long weights. The derivatives totaled a net-negative market exposure, creating a partial market hedge against assets that are invested in long stocks. Despite the net negative exposure, the derivative long exposures outperformed the derivative short exposures by enough to end with total positive performance for the year.

How was the Fund positioned at the end of the Reporting Period?

At Reporting Period end, the Fund held about 182% of assets in long securities, and 110% short, for a net-dollar exposure of 72%. Because the long side exposure holds higher-profitability and lower-volatility biased names, while the short side focuses on higher-risk names, the actual expected net ‘beta’ of the Fund was in the 0.40 to 0.50 range.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2024

The Fund continued to maintain its style bias towards cheaper valuation, higher profitability, and lower stock volatility. The Fund was close to neutral on growth factor exposure, after several years of being short.

From an industry perspective, the Fund’s largest net long sectors were IT, Health Care, and Consumer Discretionary, with our names mostly focused on cheaper and higher-cash-flow-generating groups within those otherwise growth-oriented sectors. The largest net short exposures were Real Estate, Materials, Consumer Staples, and Utilities. Notably, the Fund flipped to a net short exposure in the Staples and Materials after being positioned net long last year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Institutional Class	November 30, 2011
Class A	March 31, 2004
Class C	March 22, 2002
Class P	March 22, 2002

Ten Largest Holdings	% of Total Net Assets
Alphabet, Inc. — Class C	1.3%
Microsoft Corp.	0.9%
Apple, Inc.	0.9%
Merck & Company, Inc.	0.9%
Marathon Petroleum Corp.	0.8%
Caterpillar, Inc.	0.8%
MGIC Investment Corp.	0.8%
Devon Energy Corp.	0.8%
Lowe’s Companies, Inc.	0.8%
Cisco Systems, Inc.	0.8%
Top Ten Total	8.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	23.29%	8.10%	4.91%
Class A Shares with sales charge†	17.43%	7.05%	4.40%
Class C Shares	22.18%	7.23%	4.09%
Class C Shares with CDSC‡	21.18%	7.23%	4.09%
Class P Shares	23.31%	8.11%	4.91%
Institutional Class Shares	23.66%	8.38%	5.18%
S&P 500 Index**	29.88%	15.05%	12.96%
Morningstar Long/Short Equity Category Average**	14.54%	5.47%	3.81%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Morningstar Long/Short Equity Category Average and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The Morningstar Long/Short Equity Category Average is the equal-weighted, simple average daily return for all funds in the Morningstar Long/Short Equity Category. The graphs are based on Class A shares and Class P shares only; performance for Class C shares and Institutional Class shares will vary due to differences in fee structure.

**

Effective May 31, 2017, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmarks are the Morningstar Long/Short Equity Category Average and S&P 500 Index. Prior to May 31, 2017, the Fund’s benchmark was the HFRX Equity Hedge Index and Russell 3000 Index.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
LONG SHORT EQUITY FUND

	Shares	Value
COMMON STOCKS† - 90.7%

Financial - 15.3%
MGIC Investment Corp.	6,641	$148,493
Essent Group Ltd.	2,440	145,204
Hartford Financial Services Group, Inc.	1,394	143,652
NMI Holdings, Inc. — Class A*	4,417	142,846
Travelers Companies, Inc.	614	141,306
Apartment Income REIT Corp. REIT[1]	4,206	136,569
Loews Corp.[1]	1,533	120,018
Synchrony Financial[1]	2,758	118,925
VICI Properties, Inc. REIT	3,937	117,283
Enact Holdings, Inc.[1]	3,739	116,582
Ambac Financial Group, Inc.*	7,116	111,223
Innovative Industrial Properties, Inc. REIT	988	102,298
Walker & Dunlop, Inc.	978	98,837
Janus Henderson Group plc	2,727	89,691
Regions Financial Corp.[1]	4,190	88,158
International Bancshares Corp.[1]	1,475	82,806
Bread Financial Holdings, Inc.	2,182	81,258
Preferred Bank/Los Angeles CA	1,002	76,923
OneMain Holdings, Inc.	1,447	73,927
T. Rowe Price Group, Inc.	592	72,177
First BanCorp	3,670	64,372
Mr Cooper Group, Inc.*	816	63,607
Everest Group Ltd.	158	62,805
Employers Holdings, Inc.	1,332	60,459
W R Berkley Corp.	636	56,248
Citizens Financial Group, Inc.	1,494	54,217
Affiliated Managers Group, Inc.	319	53,423
Federated Hermes, Inc. — Class B	1,159	41,863
Westamerica BanCorp	818	39,984
EZCORP, Inc. — Class A*,1	2,766	31,339
PJT Partners, Inc. — Class A	332	31,294
Hanmi Financial Corp.[2]	1,736	27,637
Total Financial		2,795,424

Consumer, Non-cyclical - 15.2%
Merck & Company, Inc.[1]	1,227	161,903
Bristol-Myers Squibb Co.[1]	2,654	143,926
HCA Healthcare, Inc.	427	142,417
Abbott Laboratories	1,206	137,074
United Therapeutics Corp.*	560	128,643
Johnson & Johnson[1]	808	127,818
Exelixis, Inc.*,1	5,262	124,867
Constellation Brands, Inc. — Class A	436	118,487
Incyte Corp.*,1	1,947	110,921
PayPal Holdings, Inc.*,1	1,478	99,011
Thermo Fisher Scientific, Inc.	167	97,062
AbbVie, Inc.[1]	474	86,315
Royalty Pharma plc — Class A	2,742	83,274
Hologic, Inc.*,1	931	72,581
Amgen, Inc.	237	67,384
Biogen, Inc.*	300	64,689
Perdoceo Education Corp.[1]	3,598	63,181
Medtronic plc	696	60,656
Molina Healthcare, Inc.*	131	53,819
Innoviva, Inc.*,1	3,524	53,706
Vertex Pharmaceuticals, Inc.*	125	52,251
Jazz Pharmaceuticals plc*	432	52,021
Laboratory Corporation of America Holdings	232	50,683
Dynavax Technologies Corp.*,1	4,029	50,000
Supernus Pharmaceuticals, Inc.*	1,426	48,641
Agilent Technologies, Inc.[1]	323	47,000
Alarm.com Holdings, Inc.*	626	45,366
Heidrick & Struggles International, Inc.[1]	1,184	39,854
Organon & Co.	2,116	39,781
Neurocrine Biosciences, Inc.*	282	38,893
Collegium Pharmaceutical, Inc.*	972	37,733
Simply Good Foods Co.*	1,098	37,365
Centene Corp.*	438	34,374
Elevance Health, Inc.	66	34,224
Euronet Worldwide, Inc.*	284	31,220
Intuitive Surgical, Inc.*	67	26,739
Eli Lilly & Co.	34	26,451
IDEXX Laboratories, Inc.*	48	25,917
Lantheus Holdings, Inc.*	410	25,518
Viatris, Inc.[1]	2,120	25,313
Total Consumer, Non-cyclical		2,767,078

Consumer, Cyclical - 14.9%
Lowe’s Companies, Inc.	577	146,979
Lennar Corp. — Class A	827	142,228
Taylor Morrison Home Corp. — Class A*	2,265	140,815
McDonald’s Corp.	494	139,283
GMS, Inc.*	1,425	138,710
MSC Industrial Direct Company, Inc. — Class A	1,294	125,570
Monarch Casino & Resort, Inc.	1,648	123,584
Home Depot, Inc.	286	109,710
Gentex Corp.[1]	2,870	103,664
Allison Transmission Holdings, Inc.	1,210	98,203
PACCAR, Inc.[1]	757	93,785
Autoliv, Inc.	674	81,170
Wabash National Corp.	2,562	76,706
Ethan Allen Interiors, Inc.	2,143	74,083
Darden Restaurants, Inc.	433	72,376
Golden Entertainment, Inc.	1,940	71,450
Brunswick Corp.[1]	724	69,881
Columbia Sportswear Co.	825	66,973
M/I Homes, Inc.*	488	66,510
Harley-Davidson, Inc.	1,489	65,129
Tri Pointe Homes, Inc.*	1,431	55,322
Wendy’s Co.	2,814	53,016
PulteGroup, Inc.	426	51,384
Polaris, Inc.	510	51,061
Aptiv plc*	641	51,056
KB Home	684	48,482
Buckle, Inc.	1,152	46,391
Oxford Industries, Inc.	410	46,084
Build-A-Bear Workshop, Inc. — Class A	1,532	45,761
Vail Resorts, Inc.	199	44,343
MasterCraft Boat Holdings, Inc.*	1,792	42,506

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
LONG SHORT EQUITY FUND

	Shares	Value
Ralph Lauren Corp. — Class A	185	$34,736
Chipotle Mexican Grill, Inc. — Class A*	11	31,974
Visteon Corp.*	262	30,814
Cavco Industries, Inc.*	73	29,131
Dine Brands Global, Inc.	609	28,306
Deckers Outdoor Corp.*	29	27,297
Total Consumer, Cyclical		2,724,473

Industrial - 12.8%
Caterpillar, Inc.	421	154,267
Owens Corning	863	143,948
UFP Industries, Inc.	1,140	140,231
Masco Corp.[1]	1,703	134,333
Apogee Enterprises, Inc.	2,221	131,483
Mueller Industries, Inc.	2,069	111,581
International Seaways, Inc.	2,083	110,816
Boise Cascade Co.[1]	681	104,445
Otis Worldwide Corp.	1,048	104,035
AGCO Corp.	739	90,912
Encore Wire Corp.	341	89,608
Scorpio Tankers, Inc.	1,246	89,151
Teekay Corp.*	11,616	84,565
Ardmore Shipping Corp.	4,479	73,545
Atkore, Inc.	347	66,055
Teekay Tankers Ltd. — Class A	1,127	65,828
Fortune Brands Innovations, Inc.	750	63,503
TD SYNNEX Corp.	555	62,771
Keysight Technologies, Inc.*	371	58,017
Argan, Inc.[1]	1,109	56,049
Snap-on, Inc.	189	55,986
Lockheed Martin Corp.	122	55,494
Mettler-Toledo International, Inc.*	29	38,607
Lincoln Electric Holdings, Inc.	133	33,973
Vishay Intertechnology, Inc.	1,418	32,160
Frontdoor, Inc.*	903	29,420
Belden, Inc.	301	27,875
Graco, Inc.	295	27,571
Advanced Drainage Systems, Inc.	160	27,558
Teledyne Technologies, Inc.*,1	63	27,047
Advanced Energy Industries, Inc.	261	26,617
Albany International Corp. — Class A	283	26,463
Total Industrial		2,343,914

Communications - 10.6%
Alphabet, Inc. — Class C*,1	1,531	233,110
Cisco Systems, Inc.[1]	2,940	146,735
Verizon Communications, Inc.[1]	3,495	146,650
Motorola Solutions, Inc.	404	143,412
InterDigital, Inc.	1,243	132,330
AT&T, Inc.[1]	7,037	123,851
Comcast Corp. — Class A1	2,652	114,964
IDT Corp. — Class B1	2,917	110,292
T-Mobile US, Inc.[1]	665	108,541
eBay, Inc.	2,019	106,563
Gogo, Inc.*,1	10,288	90,329
Amazon.com, Inc.*,1	475	85,680
Ooma, Inc.*	8,877	75,721
Meta Platforms, Inc. — Class A	103	50,015
Match Group, Inc.*	1,259	45,676
VeriSign, Inc.*	233	44,156
Booking Holdings, Inc.	12	43,535
Yelp, Inc. — Class A*	1,045	41,173
Spok Holdings, Inc.	2,044	32,602
A10 Networks, Inc.[1]	2,064	28,256
Anterix, Inc.*	691	23,225
Total Communications		1,926,816

Technology - 9.4%
Microsoft Corp.[1]	390	164,081
Apple, Inc.	950	162,906
Accenture plc — Class A	387	134,138
Amdocs Ltd.	1,415	127,874
International Business Machines Corp.	566	108,083
Applied Materials, Inc.[1]	478	98,578
NVIDIA Corp.[1]	109	98,488
Dropbox, Inc. — Class A*	3,697	89,837
Adobe, Inc.*,1	171	86,287
Immersion Corp.[1]	8,009	59,907
Insight Enterprises, Inc.*	309	57,326
Skyworks Solutions, Inc.	524	56,760
NetScout Systems, Inc.*	2,179	47,589
Photronics, Inc.*	1,424	40,328
Zoom Video Communications, Inc. — Class A*	611	39,941
Progress Software Corp.	703	37,477
Box, Inc. — Class A*	1,258	35,627
Adeia, Inc.	3,243	35,413
Broadcom, Inc.[1]	26	34,460
Playtika Holding Corp.	4,550	32,077
Digi International, Inc.*	906	28,929
Crane NXT Co.	467	28,907
Teradyne, Inc.	254	28,659
Teradata Corp.*	719	27,804
CEVA, Inc.*	1,165	26,457
Xerox Holdings Corp.	1,415	25,329
Total Technology		1,713,262

Energy - 6.8%
Marathon Petroleum Corp.[1]	771	155,356
Devon Energy Corp.	2,952	148,131
Cheniere Energy, Inc.	856	138,056
CNX Resources Corp.*,1	5,057	119,952
Chevron Corp.	709	111,838
Valero Energy Corp.[1]	614	104,804
Exxon Mobil Corp.[1]	878	102,059
CVR Energy, Inc.[1]	2,605	92,894
PBF Energy, Inc. — Class A	1,331	76,626
SandRidge Energy, Inc.[1]	4,520	65,856
Par Pacific Holdings, Inc.*	1,413	52,366
RPC, Inc.[1]	6,344	49,102
SolarEdge Technologies, Inc.*	395	28,037
Total Energy		1,245,077

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
LONG SHORT EQUITY FUND

	Shares	Value
Utilities - 4.8%
National Fuel Gas Co.[1]	2,595	$139,403
Public Service Enterprise Group, Inc.[1]	2,053	137,099
Atmos Energy Corp.[1]	1,150	136,701
Black Hills Corp.	2,463	134,480
OGE Energy Corp.	3,874	132,878
CMS Energy Corp.	1,917	115,672
ONE Gas, Inc.	1,207	77,888
Total Utilities		874,121

Government - 0.5%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	3,067	90,845

Basic Materials - 0.4%
Olin Corp.	1,325	77,910

Total Common Stocks
(Cost $14,551,676)		16,558,920

MONEY MARKET FUND† - 1.4%
Invesco Short-Term Treasury Obligations Portfolio — Institutional Class 0.00%[3]	250,980	250,980
Total Money Market Fund
(Cost $250,980)		250,980

SECURITIES LENDING COLLATERAL†,4 - 0.1%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[3]	21,771	21,771
Total Securities Lending Collateral
(Cost $21,771)		21,771

Total Investments - 92.2%
(Cost $14,824,427)		$16,831,671
Other Assets & Liabilities, net - 7.8%		1,424,832
Total Net Assets - 100.0%		$18,256,503

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	5.73% (Federal Funds Rate + 0.40%)	At Maturity	11/27/24	$8,549,988	$1,029,328
Goldman Sachs International	GS Equity Custom Basket	Pay	5.78% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	8,549,984	1,025,848
						$17,099,972	$2,055,176
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Receive	5.02% (Federal Funds Rate -0.31%	At Maturity	11/27/24	$10,260,206	$(398,016)
Goldman Sachs International	GS Equity Custom Basket	Receive	5.13% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	10,167,031	(404,286)
						$20,427,237	$(802,302)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Industrial
Boise Cascade Co.	352	0.62%	$27,805
Mueller Industries, Inc.	1,068	0.67%	23,581
Encore Wire Corp.	176	0.54%	14,591
Owens Corning	445	0.87%	13,528
Apogee Enterprises, Inc.	1,147	0.79%	12,717
International Seaways, Inc.	1,075	0.67%	11,355
Scorpio Tankers, Inc.	643	0.54%	11,344
Atkore, Inc.	179	0.40%	10,159
Snap-on, Inc.	98	0.34%	9,059
UFP Industries, Inc.	588	0.85%	8,897
Masco Corp.	879	0.81%	7,163
Ardmore Shipping Corp.	2,312	0.44%	7,097
Caterpillar, Inc.	217	0.93%	6,797
Teekay Tankers Ltd. — Class A	582	0.40%	6,687
Argan, Inc.	573	0.34%	5,936
TD SYNNEX Corp.	286	0.38%	5,346
Otis Worldwide Corp.	541	0.63%	3,460
Fortune Brands Innovations, Inc.	387	0.38%	3,169
Teekay Corp.	5,997	0.51%	2,802
Lockheed Martin Corp.	63	0.34%	1,908
AGCO Corp.	381	0.55%	1,900
Graco, Inc.	152	0.17%	1,103
Frontdoor, Inc.	466	0.18%	1,048
Belden, Inc.	155	0.17%	803
Advanced Drainage Systems, Inc.	83	0.17%	633
Mettler-Toledo International, Inc.	15	0.23%	622
Lincoln Electric Holdings, Inc.	69	0.21%	141
Albany International Corp. — Class A	146	0.16%	138
Advanced Energy Industries, Inc.	135	0.16%	88
Keysight Technologies, Inc.	192	0.35%	54
Teledyne Technologies, Inc.	32	0.16%	4
Vishay Intertechnology, Inc.	732	0.19%	(117)
Total Industrial			199,818

Communications
Alphabet, Inc. — Class C	790	1.41%	35,600
IDT Corp. — Class B	1,506	0.67%	17,963
Meta Platforms, Inc. — Class A	53	0.30%	15,547
Verizon Communications, Inc.	1,804	0.89%	14,458
InterDigital, Inc.	642	0.80%	14,376
Amazon.com, Inc.	245	0.52%	12,665
AT&T, Inc.	3,633	0.75%	9,755
T-Mobile US, Inc.	343	0.65%	5,776
Cisco Systems, Inc.	1,518	0.89%	5,025
Motorola Solutions, Inc.	209	0.87%	4,953
eBay, Inc.	1,042	0.64%	2,620
A10 Networks, Inc.	1,066	0.17%	2,469
Booking Holdings, Inc.	6	0.25%	1,062
Match Group, Inc.	650	0.28%	837
Spok Holdings, Inc.	1,055	0.20%	(407)
VeriSign, Inc.	120	0.27%	(1,220)
Anterix, Inc.	357	0.14%	(1,500)
Yelp, Inc. — Class A	540	0.25%	(1,859)
Comcast Corp. — Class A	1,369	0.69%	(2,236)
Gogo, Inc.	5,311	0.55%	(4,375)
Ooma, Inc.	4,583	0.46%	(13,484)
Total Communications			118,025

Consumer, Non-cyclical
Merck & Company, Inc.	634	0.97%	17,475
Exelixis, Inc.	2,717	0.75%	10,485
Perdoceo Education Corp.	1,858	0.38%	9,437
PayPal Holdings, Inc.	763	0.60%	6,347
AbbVie, Inc.	245	0.52%	5,647
Innoviva, Inc.	1,819	0.32%	5,421
Constellation Brands, Inc. — Class A	225	0.72%	5,106
HCA Healthcare, Inc.	220	0.86%	4,807
Molina Healthcare, Inc.	68	0.33%	4,785
Royalty Pharma plc — Class A	1,416	0.50%	4,196
Supernus Pharmaceuticals, Inc.	736	0.29%	4,023
Alarm.com Holdings, Inc.	323	0.27%	4,023
Hologic, Inc.	480	0.44%	3,830
Heidrick & Struggles International, Inc.	611	0.24%	3,821
Collegium Pharmaceutical, Inc.	502	0.23%	3,482
Eli Lilly & Co.	18	0.16%	3,481
Agilent Technologies, Inc.	167	0.28%	2,622
Viatris, Inc.	1,094	0.15%	2,486
Johnson & Johnson	417	0.77%	1,941
United Therapeutics Corp.	289	0.78%	1,694
Organon & Co.	1,092	0.24%	1,130
Dynavax Technologies Corp.	2,080	0.30%	1,102
Abbott Laboratories	622	0.83%	1,089
Amgen, Inc.	122	0.41%	878
Medtronic plc	359	0.37%	795
Elevance Health, Inc.	34	0.21%	673
Neurocrine Biosciences, Inc.	146	0.24%	634
Intuitive Surgical, Inc.	35	0.16%	304
Centene Corp.	226	0.21%	265
Euronet Worldwide, Inc.	147	0.19%	180

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Laboratory Corporation of America Holdings	120	0.31%	$150
Vertex Pharmaceuticals, Inc.	65	0.32%	125
Simply Good Foods Co.	567	0.23%	(175)
Incyte Corp.	1,005	0.67%	(220)
Biogen, Inc.	155	0.39%	(243)
Thermo Fisher Scientific, Inc.	86	0.58%	(256)
IDEXX Laboratories, Inc.	25	0.16%	(432)
Lantheus Holdings, Inc.	212	0.15%	(475)
Jazz Pharmaceuticals plc	223	0.31%	(665)
Bristol-Myers Squibb Co.	1,370	0.87%	(1,538)
Total Consumer, Non-cyclical			108,430

Technology
Microsoft Corp.	201	0.99%	50,968
Apple, Inc.	491	0.98%	32,704
NVIDIA Corp.	56	0.59%	26,573
Applied Materials, Inc.	247	0.60%	15,109
International Business Machines Corp.	292	0.65%	13,645
Broadcom, Inc.	13	0.20%	5,186
Skyworks Solutions, Inc.	271	0.34%	3,457
Amdocs Ltd.	730	0.77%	2,989
Immersion Corp.	4,135	0.36%	2,615
Teradyne, Inc.	131	0.17%	2,107
Insight Enterprises, Inc.	159	0.35%	1,859
Accenture plc — Class A	200	0.81%	1,787
Digi International, Inc.	468	0.17%	1,235
CEVA, Inc.	601	0.16%	1,157
NetScout Systems, Inc.	1,125	0.29%	953
Dropbox, Inc. — Class A	1,909	0.54%	724
Box, Inc. — Class A	649	0.21%	641
Crane NXT Co.	241	0.17%	624
Zoom Video Communications, Inc. — Class A	315	0.24%	537
Playtika Holding Corp.	2,349	0.19%	485
Progress Software Corp.	363	0.23%	348
Xerox Holdings Corp.	731	0.15%	21
Photronics, Inc.	735	0.24%	(110)
Adeia, Inc.	1,674	0.21%	(637)
Teradata Corp.	371	0.17%	(1,760)
Adobe, Inc.	88	0.52%	(8,673)
Total Technology			154,544

Financial
MGIC Investment Corp.	3,428	0.89%	26,360
Essent Group Ltd.	1,264	0.88%	19,768
Mr Cooper Group, Inc.	421	0.38%	12,310
Hartford Financial Services Group, Inc.	720	0.87%	9,172
International Bancshares Corp.	762	0.50%	8,751
Preferred Bank/Los Angeles CA	518	0.47%	6,915
Synchrony Financial	1,424	0.72%	6,795
Regions Financial Corp.	2,163	0.53%	6,592
Enact Holdings, Inc.	1,930	0.70%	6,102
NMI Holdings, Inc. — Class A	2,280	0.86%	6,045
Loews Corp.	791	0.72%	5,863
Innovative Industrial Properties, Inc.	510	0.62%	4,955
Ambac Financial Group, Inc.	3,763	0.69%	4,333
Travelers Companies, Inc.	317	0.85%	4,150
Affiliated Managers Group, Inc.	165	0.32%	3,988
Citizens Financial Group, Inc.	771	0.33%	3,546
Walker & Dunlop, Inc.	505	0.60%	3,358
W R Berkley Corp.	328	0.34%	2,286
OneMain Holdings, Inc.	747	0.45%	2,191
EZCORP, Inc. — Class A	1,428	0.19%	1,624
T. Rowe Price Group, Inc.	306	0.44%	1,484
Everest Group Ltd.	81	0.38%	1,471
VICI Properties, Inc.	2,032	0.71%	1,413
First BanCorp	1,895	0.39%	1,300
Janus Henderson Group plc	1,408	0.54%	1,083
Bread Financial Holdings, Inc.	1,127	0.49%	947
Westamerica BanCorp	422	0.24%	406
Federated Hermes, Inc. — Class B	598	0.25%	(102)
Employers Holdings, Inc.	688	0.37%	(136)
PJT Partners, Inc. — Class A	171	0.19%	(931)
Hanmi Financial Corp.	896	0.17%	(2,787)
Apartment Income REIT Corp.	2,172	0.82%	(3,367)
Total Financial			145,885

Consumer, Cyclical
Allison Transmission Holdings, Inc.	624	0.59%	26,375
Lennar Corp. — Class A	427	0.86%	15,390
Taylor Morrison Home Corp. — Class A	1,169	0.85%	15,085
M/I Homes, Inc.	252	0.40%	13,629
PulteGroup, Inc.	220	0.31%	10,387
Brunswick Corp.	374	0.42%	9,685
Monarch Casino & Resort, Inc.	851	0.75%	9,255
KB Home	353	0.29%	8,325
PACCAR, Inc.	391	0.57%	7,750
Gentex Corp.	1,482	0.63%	7,635

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GMS, Inc.	736	0.84%	$6,771
Build-A-Bear Workshop, Inc. — Class A	791	0.28%	5,827
Ethan Allen Interiors, Inc.	1,107	0.45%	4,983
MSC Industrial Direct Company, Inc. — Class A	668	0.76%	4,440
Autoliv, Inc.	348	0.49%	3,890
Lowe’s Companies, Inc.	298	0.89%	3,739
Wabash National Corp.	1,322	0.46%	3,731
Oxford Industries, Inc.	212	0.28%	3,309
Tri Pointe Homes, Inc.	739	0.33%	3,101
Harley-Davidson, Inc.	769	0.39%	2,939
Polaris, Inc.	263	0.31%	2,701
MasterCraft Boat Holdings, Inc.	925	0.26%	1,510
Buckle, Inc.	595	0.28%	1,377
Darden Restaurants, Inc.	224	0.44%	1,291
Cavco Industries, Inc.	37	0.17%	1,198
Chipotle Mexican Grill, Inc. — Class A	6	0.20%	1,173
Vail Resorts, Inc.	103	0.27%	1,128
Ralph Lauren Corp. — Class A	96	0.21%	640
Home Depot, Inc.	148	0.66%	591
Wendy’s Co.	1,453	0.32%	492
Deckers Outdoor Corp.	15	0.17%	395
Columbia Sportswear Co.	426	0.40%	267
Visteon Corp.	135	0.19%	118
Aptiv plc	331	0.31%	(227)
Golden Entertainment, Inc.	1,001	0.43%	(287)
Dine Brands Global, Inc.	315	0.17%	(1,133)
McDonald’s Corp.	255	0.84%	(2,724)
Total Consumer, Cyclical			174,756

Utilities
Public Service Enterprise Group, Inc.	1,060	0.83%	7,622
Atmos Energy Corp.	594	0.83%	3,900
National Fuel Gas Co.	1,340	0.84%	3,334
Black Hills Corp.	1,271	0.81%	2,792
ONE Gas, Inc.	623	0.47%	1,973
OGE Energy Corp.	2,000	0.80%	1,308
CMS Energy Corp.	990	0.70%	1,040
Total Utilities			21,969

Energy
Marathon Petroleum Corp.	398	0.94%	28,134
Valero Energy Corp.	317	0.63%	18,309
PBF Energy, Inc. — Class A	687	0.46%	10,182
CNX Resources Corp.	2,610	0.72%	9,244
Devon Energy Corp.	1,524	0.89%	7,506
Exxon Mobil Corp.	453	0.62%	6,485
CVR Energy, Inc.	1,345	0.56%	5,036
Chevron Corp.	366	0.68%	2,767
RPC, Inc.	3,275	0.30%	2,574
Cheniere Energy, Inc.	442	0.83%	1,461
SandRidge Energy, Inc.	2,333	0.40%	737
Par Pacific Holdings, Inc.	730	0.32%	253
SolarEdge Technologies, Inc.	204	0.17%	(656)
Total Energy			92,032

Basic Materials
Olin Corp.	684	0.47%	4,616
Total Basic Materials			4,616

Government
Banco Latinoamericano de Comercio Exterior S.A. — Class E	1,584	0.55%	9,253
Total MS Equity Long Custom Basket			1,029,328

MS EQUITY SHORT CUSTOM BASKET
Utilities
AES Corp.	6,881	(1.21)%	16,817
California Water Service Group	2,506	(1.14)%	14,842
Portland General Electric Co.	2,822	(1.16)%	10,365
Middlesex Water Co.	1,424	(0.73)%	8,814
Alliant Energy Corp.	1,857	(0.91)%	2,445
Ormat Technologies, Inc.	1,162	(0.75)%	(1,859)
Edison International	632	(0.44)%	(2,052)
American Electric Power Company, Inc.	1,470	(1.23)%	(2,230)
PNM Resources, Inc.	1,714	(0.63)%	(3,829)
FirstEnergy Corp.	2,715	(1.02)%	(5,123)
Eversource Energy	2,080	(1.21)%	(6,453)
Pinnacle West Capital Corp.	1,198	(0.87)%	(7,864)
NRG Energy, Inc.	1,902	(1.25)%	(14,502)
Avangrid, Inc.	3,883	(1.38)%	(23,151)
Total Utilities			(13,780)

Consumer, Non-cyclical
ICF International, Inc.	302	(0.45)%	1,259
Insmed, Inc.	1,869	(0.49)%	1,200
Bright Horizons Family Solutions, Inc.	525	(0.58)%	573
Acadia Healthcare Company, Inc.	1,125	(0.87)%	(860)
Tyson Foods, Inc. — Class A	824	(0.47)%	(993)
Flowers Foods, Inc.	3,316	(0.77)%	(1,775)
CBIZ, Inc.	698	(0.53)%	(1,894)
Paylocity Holding Corp.	262	(0.44)%	(1,989)

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
McCormick & Company, Inc.	527	(0.39)%	$(4,152)
Utz Brands, Inc.	2,878	(0.52)%	(4,513)
Clorox Co.	547	(0.82)%	(4,832)
U-Haul Holding Co.	640	(0.42)%	(4,902)
RB Global, Inc.	933	(0.69)%	(7,990)
RxSight, Inc.	749	(0.38)%	(11,726)
GXO Logistics, Inc.	2,709	(1.42)%	(13,808)
Spectrum Brands Holdings, Inc.	1,265	(1.10)%	(16,436)
TransUnion	1,006	(0.78)%	(18,498)
Pilgrim’s Pride Corp.	3,675	(1.23)%	(36,695)
Total Consumer, Non-cyclical			(128,031)

Basic Materials
Piedmont Lithium, Inc.	4,025	(0.52)%	57,084
Compass Minerals International, Inc.	3,028	(0.46)%	24,012
Novagold Resources, Inc.	16,634	(0.49)%	16,282
Hecla Mining Co.	12,117	(0.57)%	8,174
Air Products and Chemicals, Inc.	185	(0.44)%	(513)
Huntsman Corp.	2,736	(0.69)%	(696)
Ecolab, Inc.	141	(0.32)%	(4,872)
Element Solutions, Inc.	3,464	(0.84)%	(11,475)
ATI, Inc.	1,190	(0.59)%	(11,684)
Kronos Worldwide, Inc.	7,486	(0.86)%	(19,703)
Century Aluminum Co.	5,478	(0.82)%	(44,316)
Total Basic Materials			12,293

Financial
Kennedy-Wilson Holdings, Inc.	11,764	(0.98)%	76,357
Americold Realty Trust, Inc.	4,359	(1.06)%	33,911
Sun Communities, Inc.	947	(1.19)%	29,081
New York Mortgage Trust, Inc.	10,137	(0.71)%	15,797
Marcus & Millichap, Inc.	3,830	(1.28)%	7,439
Ellington Financial, Inc.	7,624	(0.88)%	7,185
Alexander & Baldwin, Inc.	1,950	(0.31)%	4,938
TFS Financial Corp.	8,446	(1.03)%	4,658
COPT Defense Properties	1,510	(0.36)%	1,746
Equity LifeStyle Properties, Inc.	425	(0.27)%	1,122
Equinix, Inc.	117	(0.94)%	999
EastGroup Properties, Inc.	159	(0.28)%	59
Ventas, Inc.	1,548	(0.66)%	(33)
Invitation Homes, Inc.	883	(0.31)%	(567)
Capitol Federal Financial, Inc.	12,779	(0.74)%	(1,195)
Brighthouse Financial, Inc.	2,792	(1.40)%	(1,529)
Iron Mountain, Inc.	1,427	(1.12)%	(2,097)
Elme Communities	8,622	(1.17)%	(2,124)
Terreno Realty Corp.	994	(0.64)%	(2,314)
PotlatchDeltic Corp.	2,496	(1.14)%	(2,414)
Howard Hughes Holdings, Inc.	1,527	(1.08)%	(2,587)
UMH Properties, Inc.	4,666	(0.74)%	(2,828)
Allstate Corp.	178	(0.30)%	(2,829)
American Tower Corp. — Class A	374	(0.72)%	(2,927)
Digital Realty Trust, Inc.	549	(0.77)%	(4,641)
Moelis & Co. — Class A	1,139	(0.63)%	(5,219)
State Street Corp.	1,344	(1.01)%	(5,985)
Cannae Holdings, Inc.	3,704	(0.80)%	(7,630)
Global Net Lease, Inc.	13,447	(1.02)%	(7,677)
CBRE Group, Inc. — Class A	523	(0.50)%	(8,698)
Welltower, Inc.	1,400	(1.27)%	(11,398)
Apartment Investment and Management Co. — Class A	13,485	(1.08)%	(11,679)
Macerich Co.	4,751	(0.80)%	(14,094)
FTAI Infrastructure, Inc.	6,234	(0.38)%	(16,603)
PennyMac Financial Services, Inc.	974	(0.86)%	(19,333)
Carlyle Group, Inc.	1,963	(0.90)%	(20,232)
Merchants Bancorp	2,188	(0.92)%	(23,709)
KKR & Company, Inc. — Class A	1,180	(1.16)%	(42,105)
Total Financial			(39,155)

Energy
Baker Hughes Co.	1,427	(0.47)%	(244)
Dril-Quip, Inc.	4,645	(1.02)%	(752)
Oceaneering International, Inc.	3,042	(0.69)%	(3,242)
Schlumberger N.V.	927	(0.50)%	(5,698)
Antero Resources Corp.	2,969	(0.84)%	(6,028)
Helix Energy Solutions Group, Inc.	4,587	(0.48)%	(6,433)
Sitio Royalties Corp. — Class A	2,922	(0.70)%	(8,698)
Valaris Ltd.	1,753	(1.29)%	(11,541)
NOV, Inc.	6,940	(1.32)%	(15,973)
TechnipFMC plc	4,474	(1.09)%	(22,721)
Archrock, Inc.	4,175	(0.80)%	(27,253)
Total Energy			(108,583)

Industrial
NV5 Global, Inc.	439	(0.42)%	3,081
Knight-Swift Transportation Holdings, Inc.	842	(0.45)%	1,623
Boeing Co.	322	(0.61)%	1,560
XPO, Inc.	435	(0.52)%	610
RXO, Inc.	4,292	(0.91)%	494
J.B. Hunt Transport Services, Inc.	210	(0.41)%	294
Materion Corp.	260	(0.33)%	171

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Exponent, Inc.	1,005	(0.81)%	$41
Tetra Tech, Inc.	250	(0.45)%	(578)
Norfolk Southern Corp.	223	(0.55)%	(1,226)
Ryder System, Inc.	275	(0.32)%	(1,929)
Kirby Corp.	377	(0.35)%	(2,368)
CH Robinson Worldwide, Inc.	511	(0.38)%	(3,202)
Republic Services, Inc. — Class A	568	(1.06)%	(4,625)
SPX Technologies, Inc.	532	(0.64)%	(5,223)
Stericycle, Inc.	1,909	(0.98)%	(5,999)
Casella Waste Systems, Inc. — Class A	1,211	(1.17)%	(24,683)
Total Industrial			(41,959)

Communications
Boston Omaha Corp. — Class A	3,475	(0.52)%	(1,844)
DoorDash, Inc. — Class A	416	(0.56)%	(18,730)
Total Communications			(20,574)

Technology
Paycor HCM, Inc.	4,966	(0.94)%	15,688
Privia Health Group, Inc.	4,756	(0.91)%	9,879
Braze, Inc. — Class A	1,727	(0.75)%	7,592
ROBLOX Corp. — Class A	688	(0.26)%	2,004
Take-Two Interactive Software, Inc.	877	(1.27)%	1,990
Broadridge Financial Solutions, Inc.	141	(0.28)%	(598)
KBR, Inc.	1,388	(0.86)%	(5,982)
Evolent Health, Inc. — Class A	2,146	(0.69)%	(9,297)
Micron Technology, Inc.	700	(0.80)%	(16,776)
Parsons Corp.	887	(0.72)%	(22,624)
Total Technology			(18,124)

Consumer, Cyclical
Walgreens Boots Alliance, Inc.	3,616	(0.76)%	16,454
Dollar Tree, Inc.	407	(0.53)%	2,812
LGI Homes, Inc.	488	(0.55)%	321
Tesla, Inc.	63	(0.11)%	(225)
Hyatt Hotels Corp. — Class A	470	(0.73)%	(857)
UniFirst Corp.	238	(0.40)%	(1,649)
MarineMax, Inc.	2,404	(0.78)%	(4,952)
Dollar General Corp.	268	(0.41)%	(5,459)
Sonic Automotive, Inc. — Class A	1,066	(0.59)%	(5,887)
DraftKings, Inc. — Class A	1,089	(0.48)%	(7,041)
Copart, Inc.	1,955	(1.10)%	(8,119)
CarMax, Inc.	1,352	(1.15)%	(25,501)
Total Consumer, Cyclical			(40,103)
Total MS Equity Short Custom Basket			(398,016)

GS EQUITY LONG CUSTOM BASKET
Industrial
Boise Cascade Co.	352	0.62%	27,827
Mueller Industries, Inc.	1,068	0.67%	23,615
Encore Wire Corp.	176	0.54%	14,591
Owens Corning	445	0.87%	13,559
Apogee Enterprises, Inc.	1,147	0.79%	12,710
Scorpio Tankers, Inc.	643	0.54%	11,342
International Seaways, Inc.	1,075	0.67%	11,254
Atkore, Inc.	179	0.40%	10,144
Snap-on, Inc.	98	0.34%	9,052
UFP Industries, Inc.	588	0.85%	8,658
Masco Corp.	879	0.81%	7,155
Ardmore Shipping Corp.	2,312	0.44%	7,000
Caterpillar, Inc.	217	0.93%	6,735
Teekay Tankers Ltd. — Class A	582	0.40%	6,656
Argan, Inc.	573	0.34%	5,919
TD SYNNEX Corp.	286	0.38%	5,417
Otis Worldwide Corp.	541	0.63%	3,502
Fortune Brands Innovations, Inc.	387	0.38%	3,159
Teekay Corp.	5,997	0.51%	2,762
Lockheed Martin Corp.	63	0.34%	1,930
AGCO Corp.	381	0.55%	1,879
Graco, Inc.	152	0.17%	1,092
Frontdoor, Inc.	466	0.18%	977
Belden, Inc.	155	0.17%	871
Advanced Drainage Systems, Inc.	83	0.17%	678
Mettler-Toledo International, Inc.	15	0.23%	599
Lincoln Electric Holdings, Inc.	69	0.21%	188
Albany International Corp. — Class A	146	0.16%	157
Advanced Energy Industries, Inc.	135	0.16%	143
Keysight Technologies, Inc.	192	0.35%	32
Teledyne Technologies, Inc.	32	0.16%	(11)
Vishay Intertechnology, Inc.	732	0.19%	(132)
Total Industrial			199,460

Communications
Alphabet, Inc. — Class C	790	1.41%	36,621
IDT Corp. — Class B	1,506	0.67%	17,920
Meta Platforms, Inc. — Class A	53	0.30%	15,532
Verizon Communications, Inc.	1,804	0.89%	14,394
InterDigital, Inc.	642	0.80%	14,380
Amazon.com, Inc.	245	0.52%	12,686
AT&T, Inc.	3,633	0.75%	9,753

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
T-Mobile US, Inc.	343	0.65%	$5,754
Cisco Systems, Inc.	1,518	0.89%	5,107
Motorola Solutions, Inc.	209	0.87%	4,886
eBay, Inc.	1,042	0.64%	2,654
A10 Networks, Inc.	1,066	0.17%	2,475
Booking Holdings, Inc.	6	0.25%	1,086
Match Group, Inc.	650	0.28%	776
Spok Holdings, Inc.	1,055	0.20%	(624)
VeriSign, Inc.	120	0.27%	(1,249)
Anterix, Inc.	357	0.14%	(1,561)
Yelp, Inc. — Class A	540	0.25%	(1,842)
Comcast Corp. — Class A	1,369	0.69%	(2,220)
Gogo, Inc.	5,311	0.55%	(4,617)
Ooma, Inc.	4,583	0.46%	(13,467)
Total Communications			118,444

Consumer, Non-cyclical
Merck & Company, Inc.	634	0.97%	17,500
Exelixis, Inc.	2,717	0.75%	10,477
Perdoceo Education Corp.	1,858	0.38%	9,364
PayPal Holdings, Inc.	763	0.60%	6,338
AbbVie, Inc.	245	0.52%	5,672
Innoviva, Inc.	1,819	0.32%	5,426
Constellation Brands, Inc. — Class A	225	0.72%	5,096
HCA Healthcare, Inc.	220	0.86%	4,871
Molina Healthcare, Inc.	68	0.33%	4,864
Royalty Pharma plc — Class A	1,416	0.50%	4,204
Supernus Pharmaceuticals, Inc.	736	0.29%	4,073
Alarm.com Holdings, Inc.	323	0.27%	4,053
Heidrick & Struggles International, Inc.	611	0.24%	3,848
Hologic, Inc.	480	0.44%	3,840
Collegium Pharmaceutical, Inc.	502	0.23%	3,589
Eli Lilly & Co.	18	0.16%	3,470
Agilent Technologies, Inc.	167	0.28%	2,630
Viatris, Inc.	1,094	0.15%	2,528
Johnson & Johnson	417	0.77%	1,907
United Therapeutics Corp.	289	0.78%	1,754
Abbott Laboratories	622	0.83%	1,133
Dynavax Technologies Corp.	2,080	0.30%	1,118
Organon & Co.	1,092	0.24%	1,050
Amgen, Inc.	122	0.41%	862
Medtronic plc	359	0.37%	798
Elevance Health, Inc.	34	0.21%	720
Neurocrine Biosciences, Inc.	146	0.24%	617
Intuitive Surgical, Inc.	35	0.16%	297
Centene Corp.	226	0.21%	266
Euronet Worldwide, Inc.	147	0.19%	181
Laboratory Corporation of America Holdings	120	0.31%	147
Vertex Pharmaceuticals, Inc.	65	0.32%	135
Biogen, Inc.	155	0.39%	(220)
Incyte Corp.	1,005	0.67%	(237)
Simply Good Foods Co.	567	0.23%	(238)
Thermo Fisher Scientific, Inc.	86	0.58%	(252)
IDEXX Laboratories, Inc.	25	0.16%	(457)
Lantheus Holdings, Inc.	212	0.15%	(501)
Jazz Pharmaceuticals plc	223	0.31%	(627)
Bristol-Myers Squibb Co.	1,370	0.87%	(1,508)
Total Consumer, Non-cyclical			108,788

Technology
Microsoft Corp.	201	0.98%	49,408
Apple, Inc.	491	0.98%	32,269
NVIDIA Corp.	56	0.59%	26,588
Applied Materials, Inc.	247	0.60%	15,147
International Business Machines Corp.	292	0.65%	13,643
Broadcom, Inc.	13	0.20%	5,170
Skyworks Solutions, Inc.	271	0.34%	3,510
Amdocs Ltd.	730	0.77%	3,005
Immersion Corp.	4,135	0.36%	2,573
Teradyne, Inc.	131	0.17%	2,109
Insight Enterprises, Inc.	159	0.35%	1,865
Accenture plc — Class A	200	0.81%	1,813
Digi International, Inc.	468	0.17%	1,175
CEVA, Inc.	601	0.16%	1,144
NetScout Systems, Inc.	1,125	0.29%	969
Dropbox, Inc. — Class A	1,909	0.54%	669
Box, Inc. — Class A	649	0.21%	632
Crane NXT Co.	241	0.17%	543
Playtika Holding Corp.	2,349	0.19%	537
Zoom Video Communications, Inc. — Class A	315	0.24%	503
Progress Software Corp.	363	0.23%	380
Xerox Holdings Corp.	731	0.15%	22
Photronics, Inc.	735	0.24%	(199)
Adeia, Inc.	1,674	0.21%	(627)
Teradata Corp.	371	0.17%	(1,782)
Adobe, Inc.	88	0.52%	(8,675)
Total Technology			152,391

Financial
MGIC Investment Corp.	3,428	0.90%	26,348
Essent Group Ltd.	1,264	0.88%	19,789
Mr Cooper Group, Inc.	421	0.38%	12,361
Hartford Financial Services Group, Inc.	720	0.87%	9,250
International Bancshares Corp.	762	0.50%	8,750

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Synchrony Financial	1,424	0.72%	$6,895
Preferred Bank/Los Angeles CA	518	0.47%	6,877
Regions Financial Corp.	2,163	0.53%	6,636
Enact Holdings, Inc.	1,930	0.70%	6,128
NMI Holdings, Inc. — Class A	2,280	0.86%	5,856
Loews Corp.	791	0.72%	5,722
Innovative Industrial Properties, Inc.	510	0.62%	4,893
Ambac Financial Group, Inc.	3,763	0.69%	4,325
Travelers Companies, Inc.	317	0.85%	4,149
Affiliated Managers Group, Inc.	165	0.32%	3,996
Citizens Financial Group, Inc.	771	0.33%	3,573
Walker & Dunlop, Inc.	505	0.60%	3,234
W R Berkley Corp.	328	0.34%	2,315
OneMain Holdings, Inc.	747	0.45%	2,160
EZCORP, Inc. — Class A	1,428	0.19%	1,694
Everest Group Ltd.	81	0.38%	1,479
T. Rowe Price Group, Inc.	306	0.44%	1,464
First BanCorp	1,895	0.39%	1,367
VICI Properties, Inc.	2,032	0.71%	1,164
Janus Henderson Group plc	1,408	0.54%	958
Bread Financial Holdings, Inc.	1,127	0.49%	599
Westamerica BanCorp	422	0.24%	394
Federated Hermes, Inc. — Class B	598	0.25%	(118)
Employers Holdings, Inc.	688	0.37%	(145)
PJT Partners, Inc. — Class A	171	0.19%	(939)
Hanmi Financial Corp.	896	0.17%	(2,790)
Apartment Income REIT Corp.	2,172	0.82%	(3,080)
Total Financial			145,304

Consumer, Cyclical
Allison Transmission Holdings, Inc.	624	0.59%	26,356
Lennar Corp. — Class A	427	0.86%	15,340
Taylor Morrison Home Corp. — Class A	1,169	0.85%	15,065
M/I Homes, Inc.	252	0.40%	13,631
PulteGroup, Inc.	220	0.31%	10,384
Brunswick Corp.	374	0.42%	9,741
Monarch Casino & Resort, Inc.	851	0.75%	9,230
KB Home	353	0.29%	8,319
PACCAR, Inc.	391	0.57%	7,759
Gentex Corp.	1,482	0.63%	7,592
GMS, Inc.	736	0.84%	6,705
Build-A-Bear Workshop, Inc. — Class A	791	0.28%	5,855
Ethan Allen Interiors, Inc.	1,107	0.45%	4,919
MSC Industrial Direct Company, Inc. — Class A	668	0.76%	4,473
Autoliv, Inc.	348	0.49%	3,852
Wabash National Corp.	1,322	0.46%	3,747
Lowe’s Companies, Inc.	298	0.89%	3,695
Oxford Industries, Inc.	212	0.28%	3,411
Harley-Davidson, Inc.	769	0.39%	3,108
Tri Pointe Homes, Inc.	739	0.33%	3,090
Polaris, Inc.	263	0.31%	2,627
MasterCraft Boat Holdings, Inc.	925	0.26%	1,494
Buckle, Inc.	595	0.28%	1,413
Darden Restaurants, Inc.	224	0.44%	1,295
Vail Resorts, Inc.	103	0.27%	1,170
Chipotle Mexican Grill, Inc. — Class A	6	0.20%	1,138
Cavco Industries, Inc.	37	0.17%	1,123
Home Depot, Inc.	148	0.66%	727
Ralph Lauren Corp. — Class A	96	0.21%	704
Wendy’s Co.	1,453	0.32%	486
Deckers Outdoor Corp.	15	0.17%	408
Columbia Sportswear Co.	426	0.40%	369
Visteon Corp.	135	0.19%	120
Aptiv plc	331	0.31%	(219)
Golden Entertainment, Inc.	1,001	0.43%	(269)
Dine Brands Global, Inc.	315	0.17%	(1,113)
McDonald’s Corp.	255	0.84%	(2,759)
Total Consumer, Cyclical			174,986

Utilities
Public Service Enterprise Group, Inc.	1,060	0.83%	7,699
Atmos Energy Corp.	594	0.83%	3,937
National Fuel Gas Co.	1,340	0.84%	3,308
Black Hills Corp.	1,271	0.81%	2,561
ONE Gas, Inc.	623	0.47%	1,935
OGE Energy Corp.	2,000	0.80%	1,138
CMS Energy Corp.	990	0.70%	747
Total Utilities			21,325

Energy
Marathon Petroleum Corp.	398	0.94%	28,144
Valero Energy Corp.	317	0.63%	18,293
PBF Energy, Inc. — Class A	687	0.46%	10,164
CNX Resources Corp.	2,610	0.72%	9,115
Devon Energy Corp.	1,524	0.89%	7,402
Exxon Mobil Corp.	453	0.62%	6,331
CVR Energy, Inc.	1,345	0.56%	5,053
Chevron Corp.	366	0.68%	2,708

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
RPC, Inc.	3,275	0.30%	$2,499
Cheniere Energy, Inc.	442	0.83%	1,384
SandRidge Energy, Inc.	2,333	0.40%	707
Par Pacific Holdings, Inc.	730	0.32%	376
SolarEdge Technologies, Inc.	204	0.17%	(646)
Total Energy			91,530

Basic Materials
Olin Corp.	684	0.47%	4,602

Government
Banco Latinoamericano de Comercio Exterior S.A. — Class E	1,584	0.55%	9,018
Total GS Equity Long Custom Basket			1,025,848

GS EQUITY SHORT CUSTOM BASKET
Utilities
AES Corp.	6,881	(1.21)%	17,563
California Water Service Group	2,506	(1.15)%	14,736
Portland General Electric Co.	2,822	(1.17)%	10,383
Middlesex Water Co.	1,424	(0.74)%	8,915
Alliant Energy Corp.	1,857	(0.92)%	2,459
Ormat Technologies, Inc.	1,162	(0.76)%	(1,647)
American Electric Power Company, Inc.	1,470	(1.24)%	(1,990)
Edison International	632	(0.44)%	(2,125)
PNM Resources, Inc.	1,714	(0.63)%	(3,790)
FirstEnergy Corp.	2,715	(1.03)%	(5,314)
Eversource Energy	2,080	(1.22)%	(6,693)
Pinnacle West Capital Corp.	1,198	(0.88)%	(7,993)
NRG Energy, Inc.	1,902	(1.27)%	(14,826)
Avangrid, Inc.	3,883	(1.39)%	(22,930)
Total Utilities			(13,252)

Consumer, Non-cyclical
ICF International, Inc.	302	(0.45)%	1,234
Insmed, Inc.	1,869	(0.50)%	1,229
Bright Horizons Family Solutions, Inc.	525	(0.59)%	667
Tyson Foods, Inc. — Class A	824	(0.48)%	(893)
Acadia Healthcare Company, Inc.	1,125	(0.88)%	(950)
CBIZ, Inc.	698	(0.54)%	(1,625)
Flowers Foods, Inc.	3,316	(0.77)%	(1,686)
Paylocity Holding Corp.	262	(0.44)%	(1,821)
McCormick & Company, Inc.	527	(0.40)%	(4,240)
Utz Brands, Inc.	2,878	(0.52)%	(4,450)
U-Haul Holding Co.	640	(0.43)%	(4,823)
Clorox Co.	547	(0.82)%	(4,869)
RB Global, Inc.	933	(0.70)%	(7,995)
RxSight, Inc.	749	(0.38)%	(11,487)
GXO Logistics, Inc.	2,709	(1.43)%	(12,790)
Spectrum Brands Holdings, Inc.	1,265	(1.11)%	(16,678)
TransUnion	1,006	(0.79)%	(18,509)
Pilgrim’s Pride Corp.	3,675	(1.24)%	(36,749)
Total Consumer, Non-cyclical			(126,435)

Basic Materials
Piedmont Lithium, Inc.	4,025	(0.53)%	57,201
Compass Minerals International, Inc.	3,028	(0.47)%	23,775
Novagold Resources, Inc.	16,634	(0.49)%	16,281
Hecla Mining Co.	12,117	(0.57)%	8,209
Air Products and Chemicals, Inc.	185	(0.44)%	(471)
Huntsman Corp.	2,736	(0.70)%	(725)
Ecolab, Inc.	141	(0.32)%	(4,876)
Element Solutions, Inc.	3,464	(0.85)%	(11,535)
ATI, Inc.	1,190	(0.60)%	(11,564)
Kronos Worldwide, Inc.	7,486	(0.87)%	(19,863)
Century Aluminum Co.	5,478	(0.83)%	(44,491)
Total Basic Materials			11,941

Financial
Kennedy-Wilson Holdings, Inc.	11,764	(0.99)%	76,196
Americold Realty Trust, Inc.	4,359	(1.07)%	33,740
Sun Communities, Inc.	947	(1.20)%	29,110
New York Mortgage Trust, Inc.	10,137	(0.72)%	15,725
Marcus & Millichap, Inc.	3,830	(1.29)%	7,390
Ellington Financial, Inc.	7,624	(0.89)%	7,167
Alexander & Baldwin, Inc.	1,950	(0.32)%	4,926
TFS Financial Corp.	8,446	(1.04)%	4,582
COPT Defense Properties	1,510	(0.36)%	1,758
Equity LifeStyle Properties, Inc.	425	(0.27)%	1,103
Equinix, Inc.	117	(0.95)%	831
EastGroup Properties, Inc.	159	(0.28)%	62
Ventas, Inc.	1,548	(0.66)%	(51)
Invitation Homes, Inc.	883	(0.31)%	(535)
Capitol Federal Financial, Inc.	12,779	(0.75)%	(1,275)
Brighthouse Financial, Inc.	2,792	(1.42)%	(1,568)
Terreno Realty Corp.	994	(0.65)%	(1,790)
Iron Mountain, Inc.	1,427	(1.13)%	(1,949)
Elme Communities	8,622	(1.18)%	(1,957)
PotlatchDeltic Corp.	2,496	(1.15)%	(2,297)
Howard Hughes Holdings, Inc.	1,527	(1.09)%	(2,619)
UMH Properties, Inc.	4,666	(0.75)%	(2,763)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Allstate Corp.	178	(0.30)%	$(2,851)
American Tower Corp. — Class A	374	(0.73)%	(2,907)
Digital Realty Trust, Inc.	549	(0.78)%	(4,602)
Moelis & Co. — Class A	1,139	(0.64)%	(5,502)
State Street Corp.	1,344	(1.02)%	(6,017)
Global Net Lease, Inc.	13,447	(1.03)%	(7,718)
Cannae Holdings, Inc.	3,704	(0.81)%	(7,723)
CBRE Group, Inc. — Class A	523	(0.50)%	(8,696)
Welltower, Inc.	1,400	(1.29)%	(11,357)
Apartment Investment and Management Co. — Class A	13,485	(1.09)%	(11,818)
Macerich Co.	4,751	(0.81)%	(14,403)
FTAI Infrastructure, Inc.	6,234	(0.39)%	(16,597)
PennyMac Financial Services, Inc.	974	(0.87)%	(19,218)
Carlyle Group, Inc.	1,963	(0.91)%	(20,436)
Merchants Bancorp	2,188	(0.93)%	(23,583)
KKR & Company, Inc. — Class A	1,180	(1.17)%	(42,076)
Total Financial			(39,718)

Energy
Baker Hughes Co.	1,427	(0.47)%	(92)
Dril-Quip, Inc.	4,645	(1.03)%	(887)
Oceaneering International, Inc.	3,042	(0.70)%	(3,111)
Schlumberger N.V.	927	(0.50)%	(5,634)
Antero Resources Corp.	2,969	(0.85)%	(6,152)
Helix Energy Solutions Group, Inc.	4,587	(0.49)%	(6,300)
Sitio Royalties Corp. — Class A	2,922	(0.71)%	(8,721)
Valaris Ltd.	1,753	(1.30)%	(11,433)
NOV, Inc.	6,940	(1.33)%	(16,123)
TechnipFMC plc	4,474	(1.10)%	(22,713)
Archrock, Inc.	4,175	(0.81)%	(27,190)
Total Energy			(108,356)

Industrial
NV5 Global, Inc.	439	(0.42)%	2,999
Knight-Swift Transportation Holdings, Inc.	842	(0.46)%	1,603
Boeing Co.	322	(0.61)%	1,583
XPO, Inc.	435	(0.52)%	979
J.B. Hunt Transport Services, Inc.	210	(0.41)%	508
Exponent, Inc.	1,005	(0.82)%	401
Materion Corp.	260	(0.34)%	356
RXO, Inc.	4,292	(0.92)%	247
Tetra Tech, Inc.	250	(0.45)%	(403)
Norfolk Southern Corp.	223	(0.56)%	(1,222)
Ryder System, Inc.	275	(0.33)%	(1,742)
Kirby Corp.	377	(0.35)%	(2,259)
CH Robinson Worldwide, Inc.	511	(0.38)%	(3,177)
Republic Services, Inc. — Class A	568	(1.07)%	(4,520)
SPX Technologies, Inc.	532	(0.64)%	(5,064)
Stericycle, Inc.	1,909	(0.99)%	(6,032)
Casella Waste Systems, Inc. — Class A	1,211	(1.18)%	(24,682)
Total Industrial			(40,425)

Communications
Boston Omaha Corp. — Class A	3,475	(0.53)%	(2,088)
DoorDash, Inc. — Class A	416	(0.56)%	(18,694)
Total Communications			(20,782)

Technology
Paycor HCM, Inc.	4,966	(0.95)%	15,658
Braze, Inc. — Class A	1,727	(0.75)%	7,700
ROBLOX Corp. — Class A	688	(0.26)%	2,061
Take-Two Interactive Software, Inc.	877	(1.28)%	1,941
Broadridge Financial Solutions, Inc.	141	(0.28)%	(600)
KBR, Inc.	1,388	(0.87)%	(5,927)
Evolent Health, Inc. — Class A	2,146	(0.69)%	(9,291)
Micron Technology, Inc.	700	(0.81)%	(16,759)
Parsons Corp.	887	(0.72)%	(22,623)
Total Technology			(27,840)

Consumer, Cyclical
Walgreens Boots Alliance, Inc.	3,616	(0.77)%	16,539
Dollar Tree, Inc.	407	(0.53)%	2,881
LGI Homes, Inc.	488	(0.56)%	331
Tesla, Inc.	63	(0.11)%	(225)
Hyatt Hotels Corp. — Class A	470	(0.74)%	(687)
UniFirst Corp.	238	(0.41)%	(1,592)
MarineMax, Inc.	2,404	(0.79)%	(4,856)
Dollar General Corp.	268	(0.41)%	(5,515)
Sonic Automotive, Inc. — Class A	1,066	(0.60)%	(5,799)
DraftKings, Inc. — Class A	1,089	(0.49)%	(7,012)
Copart, Inc.	1,955	(1.11)%	(7,987)
CarMax, Inc.	1,352	(1.16)%	(25,497)
Total Consumer, Cyclical			(39,419)
Total GS Equity Short Custom Basket			(404,286)

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
LONG SHORT EQUITY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity custom basket swap collateral at March 31, 2024.
[2]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[3]	Rate indicated is the 7-day yield as of March 31, 2024.
[4]	Securities lending collateral — See Note 7.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$16,558,920	$—	$—	$16,558,920
Money Market Fund	250,980	—	—	250,980
Securities Lending Collateral	21,771	—	—	21,771
Equity Custom Basket Swap Agreements**	—	2,055,176	—	2,055,176
Total Assets	$16,831,671	$2,055,176	$—	$18,886,847

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$802,302	$—	$802,302

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $20,728 of securities loaned (cost $14,824,427)	$16,831,671
Cash	96,507
Unrealized appreciation on OTC swap agreements	2,055,176
Receivables:
Swap settlement	81,028
Fund shares sold	42,692
Dividends	13,692
Securities lending income	2
Total assets	19,120,768

Liabilities:
Unrealized depreciation on OTC swap agreements	802,302
Payable for:
Return of securities lending collateral	21,771
Management fees	13,660
Transfer agent fees	7,694
Distribution and service fees	3,113
Portfolio accounting and administration fees	2,314
Trustees’ fees*	161
Miscellaneous	13,250
Total liabilities	864,265
Net assets	$18,256,503

Net assets consist of:
Paid in capital	$16,234,704
Total distributable earnings (loss)	2,021,799
Net assets	$18,256,503
CLASS A:
Net assets	$7,667,364
Capital shares outstanding	330,156
Net asset value per share	$23.22
Maximum offering price per share (Net asset value divided by 95.25%)	$24.38
CLASS C:
Net assets	$103,612
Capital shares outstanding	5,183
Net asset value per share	$19.99
CLASS P:
Net assets	$6,878,147
Capital shares outstanding	295,184
Net asset value per share	$23.30

Institutional Class:
Net assets	$3,607,380
Capital shares outstanding	150,624
Net asset value per share	$23.95

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $110)	$318,592
Income from securities lending, net	111
Total investment income	318,703

Expenses:
Management fees	146,430
Distribution and service fees:
Class A	17,318
Class C	1,444
Class P	16,293
Transfer agent fees	45,869
Portfolio accounting and administration fees	24,802
Registration fees	14,848
Professional fees	7,865
Trustees’ fees*	2,636
Custodian fees	2,403
Line of credit fees	1,556
Miscellaneous	7,786
Total expenses	289,250
Net investment income	29,453

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,255,091
Swap agreements	466,209
Net realized gain	1,721,300
Net change in unrealized appreciation (depreciation) on:
Investments	1,571,596
Swap agreements	48,555
Net change in unrealized appreciation (depreciation)	1,620,151
Net realized and unrealized gain	3,341,451
Net increase in net assets resulting from operations	$3,370,904

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$29,453	$49,790
Net realized gain (loss) on investments	1,721,300	(516,401)
Net change in unrealized appreciation (depreciation) on investments	1,620,151	397,693
Net increase (decrease) in net assets resulting from operations	3,370,904	(68,918)

Distributions to shareholders:
Class A	(63,210)	(28,087)
Class C	(786)	—
Class P	(57,392)	(24,299)
Institutional Class	(23,773)	(11,987)
Total distributions to shareholders	(145,161)	(64,373)

Capital share transactions:
Proceeds from sale of shares
Class A	189,553	268,590
Class C	3,600	3,600
Class P	7,834,551	137,512
Institutional Class	1,821,949	235,070
Distributions reinvested
Class A	61,137	27,162
Class C	786	—
Class P	51,198	21,690
Institutional Class	23,773	11,987
Cost of shares redeemed
Class A	(921,710)	(670,625)
Class C	(98,104)	(94,021)
Class P	(8,256,255)	(370,219)
Institutional Class	(1,197,917)	(375,971)
Net decrease from capital share transactions	(487,439)	(805,225)
Net increase (decrease) in net assets	2,738,304	(938,516)

Net assets:
Beginning of year	15,518,199	16,456,715
End of year	$18,256,503	$15,518,199

Capital share activity:
Shares sold
Class A	9,508	14,643
Class C	206	227
Class P	389,380	7,790
Institutional Class	84,891	12,159
Shares issued from reinvestment of distributions
Class A	3,039	1,478
Class C	45	—
Class P	2,536	1,176
Institutional Class	1,146	634
Shares redeemed
Class A	(46,049)	(36,723)
Class C	(5,656)	(5,825)
Class P	(412,620)	(20,694)
Institutional Class	(58,302)	(20,267)
Net decrease in shares	(31,876)	(45,402)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$19.01	$19.11	$18.98	$14.12	$16.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	.05	.06	.10	.09
Net gain (loss) on investments (realized and unrealized)	4.37	(.07)	.14	4.84	(2.04)
Total from investment operations	4.40	(.02)	.20	4.94	(1.95)
Less distributions from:
Net investment income	(.05)	(.08)	(.07)	(.08)	(.13)
Net realized gains	(.14)	—	—	—	—
Total distributions	(.19)	(.08)	(.07)	(.08)	(.13)
Net asset value, end of period	$23.22	$19.01	$19.11	$18.98	$14.12

Total Return[b]	23.29%	(0.11%)	1.03%	35.04%	(12.15%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,667	$6,914	$7,344	$8,044	$7,021
Ratios to average net assets:
Net investment income (loss)	0.17%	0.30%	0.30%	0.61%	0.58%
Total expenses[c,d]	1.81%	1.76%	1.66%	1.75%	1.78%
Portfolio turnover rate	394%	329%	233%	162%	119%

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$16.50	$16.66	$16.61	$12.39	$14.21
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.09)	(.08)	(.02)	(.02)
Net gain (loss) on investments (realized and unrealized)	3.76	(.07)	.13	4.24	(1.80)
Total from investment operations	3.63	(.16)	.05	4.22	(1.82)
Less distributions from:
Net realized gains	(.14)	—	—	—	—
Total distributions	(.14)	—	—	—	—
Net asset value, end of period	$19.99	$16.50	$16.66	$16.61	$12.39

Total Return[b]	22.18%	(0.96%)	0.30%	34.06%	(12.81%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$104	$175	$270	$378	$567
Ratios to average net assets:
Net investment income (loss)	(0.74%)	(0.57%)	(0.46%)	(0.16%)	(0.18%)
Total expenses[c,d]	2.74%	2.61%	2.41%	2.51%	2.53%
Portfolio turnover rate	394%	329%	233%	162%	119%

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$19.07	$19.17	$19.04	$14.17	$16.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.06	.06	.10	.09
Net gain (loss) on investments (realized and unrealized)	4.40	(.08)	.14	4.85	(2.04)
Total from investment operations	4.42	(.02)	.20	4.95	(1.95)
Less distributions from:
Net investment income	(.05)	(.08)	(.07)	(.08)	(.13)
Net realized gains	(.14)	—	—	—	—
Total distributions	(.19)	(.08)	(.07)	(.08)	(.13)
Net asset value, end of period	$23.30	$19.07	$19.17	$19.04	$14.17

Total Return	23.31%	(0.11%)	1.03%	35.09%	(12.17%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,878	$6,024	$6,281	$6,415	$5,370
Ratios to average net assets:
Net investment income (loss)	0.11%	0.30%	0.30%	0.61%	0.57%
Total expenses[c,d]	1.81%	1.76%	1.66%	1.75%	1.78%
Portfolio turnover rate	394%	329%	233%	162%	119%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$19.57	$19.65	$19.50	$14.49	$16.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.11	.11	.15	.14
Net gain (loss) on investments (realized and unrealized)	4.51	(0.09)	.14	4.97	(2.10)
Total from investment operations	4.60	.02	.25	5.12	(1.96)
Less distributions from:
Net investment income	(.08)	(.10)	(.10)	(.11)	(.15)
Net realized gains	(.14)	—	—	—	—
Total distributions	(.22)	(.10)	(.10)	(.11)	(.15)
Net asset value, end of period	$23.95	$19.57	$19.65	$19.50	$14.49

Total Return	23.66%	0.14%	1.24%	35.47%	(11.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,607	$2,405	$2,562	$2,247	$1,794
Ratios to average net assets:
Net investment income (loss)	0.45%	0.57%	0.55%	0.86%	0.85%
Total expenses[c,d]	1.54%	1.49%	1.41%	1.50%	1.53%
Portfolio turnover rate	394%	329%	233%	162%	119%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Excluding interest and dividend expense related to short sales, the operating expense ratios for the years or periods presented was as follows:

	03/31/24	03/31/23	03/31/22	03/31/21	03/31/20
Class A	1.81%	1.76%	1.66%	1.78%	1.78%
Class C	2.74%	2.61%	2.41%	2.51%	2.53%
Class P	1.81%	1.76%	1.66%	1.75%	1.78%
Institutional Class	1.54%	1.49%	1.41%	1.50%	1.53%

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P Emerging 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P Emerging 50 ADR Index. Emerging Markets 2x Strategy Fund Class H returned 5.78%, while the S&P Emerging 50 ADR Index returned 9.01% over the same period.

The industries that contributed the most to the performance of the underlying index were semiconductors and semiconductor equipment, and oil and gas consumable fuels. The sectors that detracted the most were broadline retail and interactive media and services.

The stocks that contributed the most to the return of the underlying index were Taiwan Semiconductor Manufacturing Co. Ltd. ADR, PDD Holdings, Inc. ADR, and Petoleo Brasileiro Preferred SA ADR. The stocks that detracted the most were HDFC Bank Ltd. ADR, JD.com, Inc. ADR, and Alibaba Group Holding Ltd. ADR.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns.”

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Country Diversification

Country	% of Long-Term Investments
Taiwan, Province of China	23.4%
Cayman Islands	19.0%
India	17.8%
Brazil	14.3%
China	12.4%
Mexico	5.4%
Republic of Korea	4.9%
Other	2.8%
Total Long-Term Investments	100.0%

Inception Dates:
Class A	October 29, 2010
Class C	October 29, 2010
Class H	October 29, 2010

THE RYDEX FUNDS ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Ten Largest Holdings	% of Total Net Assets
Taiwan Semiconductor Manufacturing Company Ltd. ADR	10.9%
Alibaba Group Holding Ltd. ADR	5.5%
HDFC Bank Ltd. ADR	4.3%
PDD Holdings, Inc. ADR	3.3%
ICICI Bank Ltd. ADR	2.6%
Infosys Ltd. ADR	2.4%
Vale S.A. ADR	1.8%
NetEase, Inc. ADR	1.5%
Petroleo Brasileiro S.A. ADR	1.4%
JD.com, Inc. ADR	1.4%
Top Ten Total	35.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	5.93%	(3.99%)	(1.19%)
Class A Shares with sales charge†	0.90%	(4.92%)	(1.66%)
Class C Shares	5.07%	(4.72%)	(1.93%)
Class C Shares with CDSC‡	4.07%	(4.72%)	(1.93%)
Class H Shares	5.78%	(4.03%)	(1.22%)
S&P 500 Index	29.88%	15.05%	12.96%
S&P Emerging 50 ADR Index	9.01%	3.64%	4.15%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Emerging 50 ADR Index and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Class A shares and Class H shares only; performance for Class C shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

32 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 52.9%

Technology - 16.6%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	2,401	$326,656
Infosys Ltd. ADR	3,956	70,931
NetEase, Inc. ADR	425	43,975
United Microelectronics Corp. ADR[1]	2,844	23,008
ASE Technology Holding Company Ltd. ADR	2,086	22,925
Wipro Ltd. ADR[1]	1,721	9,896
Total Technology		497,391

Communications - 14.8%
Alibaba Group Holding Ltd. ADR	2,265	163,896
PDD Holdings, Inc. ADR*	843	97,999
JD.com, Inc. ADR	1,500	41,085
Baidu, Inc. ADR*	346	36,427
Trip.com Group Ltd. ADR*	678	29,758
America Movil SAB de CV ADR	1,254	23,399
Chunghwa Telecom Company Ltd. ADR	464	18,161
Telkom Indonesia Persero Tbk PT ADR	580	12,911
Tencent Music Entertainment Group ADR*	765	8,560
Kanzhun Ltd. ADR	408	7,152
Vipshop Holdings Ltd. ADR	328	5,428
Total Communications		444,776

Financial - 9.8%
HDFC Bank Ltd. ADR	2,286	127,947
ICICI Bank Ltd. ADR	2,900	76,589
KB Financial Group, Inc. ADR	458	23,848
Shinhan Financial Group Company Ltd. ADR	594	21,081
Banco Bradesco S.A. ADR	6,481	18,536
KE Holdings, Inc. ADR	808	11,094
Woori Financial Group, Inc. ADR[1]	272	8,821
Banco de Chile ADR	265	5,902
Total Financial		293,818

Basic Materials - 4.2%
Vale S.A. ADR	4,431	54,014
POSCO Holdings, Inc. ADR[1]	363	28,466
Gold Fields Ltd. ADR	1,090	17,320
Suzano S.A. ADR	891	11,387
Sociedad Quimica y Minera de Chile S.A. ADR	174	8,554
Gerdau S.A. ADR	1,411	6,237
Total Basic Materials		125,978

Consumer, Non-cyclical - 3.1%
Fomento Economico Mexicano SAB de CV ADR	224	29,181
New Oriental Education & Technology Group, Inc. ADR*	183	15,888
Ambev S.A. ADR	5,382	13,347
BeiGene Ltd. ADR*	73	11,416
Dr Reddy’s Laboratories Ltd. ADR	149	10,929
TAL Education Group ADR*	563	6,390
Coca-Cola Femsa SAB de CV ADR	64	6,221
Total Consumer, Non-cyclical		93,372

Industrial - 1.4%
Cemex SAB de CV ADR*	1,847	16,641
ZTO Express Cayman, Inc. ADR	518	10,847
Grupo Aeroportuario del Pacifico SAB de CV ADR	48	7,832
Grupo Aeroportuario del Sureste SAB de CV ADR	22	7,011
Total Industrial		42,331

Consumer, Cyclical - 1.2%
Li Auto, Inc. ADR*	711	21,529
NIO, Inc. ADR*,1	1,706	7,677
XPeng, Inc. ADR*	750	5,760
Total Consumer, Cyclical		34,966

Energy - 1.2%
Petroleo Brasileiro S.A. ADR	2,270	34,527

Utilities - 0.6%
Centrais Eletricas Brasileiras S.A. ADR	1,261	10,529
Cia de Saneamento Basico do Estado de Sao Paulo ADR	417	7,018
Total Utilities		17,547

Total Common Stocks
(Cost $1,169,867)		1,584,706

PREFERRED STOCKS† - 2.8%
Energy - 1.4%
Petroleo Brasileiro S.A. ADR	2,802	41,750

Financial - 1.4%
Itau Unibanco Holding S.A. ADR	5,913	40,977
Total Preferred Stocks
(Cost $57,199)		82,727

	Face Amount
REPURCHASE AGREEMENTS††,2 - 36.9%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24[3]	$638,146	638,146
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24[3]	245,441	245,441
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24[3]	222,471	222,471
Total Repurchase Agreements
(Cost $1,106,058)		1,106,058

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,4 - 2.0%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[5]	60,031	$60,031
Total Securities Lending Collateral
(Cost $60,031)		60,031

Total Investments - 94.6%
(Cost $2,393,155)		$2,833,522
Other Assets & Liabilities, net - 5.4%		161,451
Total Net Assets - 100.0%		$2,994,973

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	S&P Emerging 50 ADR Index	Pay	5.93% (Federal Funds Rate + 0.60%)	At Maturity	06/26/24	390	$1,082,890	$(26,178)
Goldman Sachs International	S&P Emerging 50 ADR Index	Pay	5.58% (Federal Funds Rate + 0.25%)	At Maturity	06/26/24	1,183	3,285,103	(39,696)
							$4,367,993	$(65,874)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2024.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7-day yield as of March 31, 2024.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
EMERGING MARKETS 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,584,706	$—	$—	$1,584,706
Preferred Stocks	82,727	—	—	82,727
Repurchase Agreements	—	1,106,058	—	1,106,058
Securities Lending Collateral	60,031	—	—	60,031
Total Assets	$1,727,464	$1,106,058	$—	$2,833,522

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$65,874	$—	$65,874

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $55,827 of securities loaned (cost $1,287,097)	$1,727,464
Repurchase agreements, at value (cost $1,106,058)	1,106,058
Cash	64
Receivables:
Fund shares sold	352,471
Dividends	3,210
Interest	652
Securities lending income	103
Foreign tax reclaims	54
Total assets	3,190,076

Liabilities:
Unrealized depreciation on OTC swap agreements	65,874
Payable for:
Return of securities lending collateral	60,031
Swap settlement	39,543
Fund shares redeemed	19,553
Management fees	2,787
Transfer agent fees	1,600
Distribution and service fees	849
Portfolio accounting and administration fees	326
Trustees’ fees*	35
Miscellaneous	4,505
Total liabilities	195,103
Net assets	$2,994,973

Net assets consist of:
Paid in capital	$18,608,467
Total distributable earnings (loss)	(15,613,494)
Net assets	$2,994,973
CLASS A:
Net assets	$199,289
Capital shares outstanding	3,540
Net asset value per share	$56.30
Maximum offering price per share (Net asset value divided by 95.25%)	$59.10
CLASS C:
Net assets	$109,666
Capital shares outstanding	2,134
Net asset value per share	$51.39
CLASS H:
Net assets	$2,686,018
Capital shares outstanding	47,826
Net asset value per share	$56.16

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $1,698)	$60,791
Interest	87,274
Income from securities lending, net	1,608
Total investment income	149,673

Expenses:
Management fees	30,764
Distribution and service fees:
Class A	687
Class C	965
Class H	7,622
Transfer agent fees	7,719
Portfolio accounting and administration fees	7,008
Interest expense	3,161
Professional fees	1,633
Custodian fees	650
Trustees’ fees*	565
Miscellaneous	5,858
Total expenses	66,632
Less:
Expenses reimbursed by Adviser	(2,839)
Net expenses	63,793
Net investment income	85,880

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(7,671)
Swap agreements	391,118
Futures contracts	(1,279)
Net realized gain	382,168
Net change in unrealized appreciation (depreciation) on:
Investments	166,650
Swap agreements	(175,668)
Net change in unrealized appreciation (depreciation)	(9,018)
Net realized and unrealized gain	373,150
Net increase in net assets resulting from operations	$459,030

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$85,880	$123,778
Net realized gain (loss) on investments	382,168	(2,360,959)
Net change in unrealized appreciation (depreciation) on investments	(9,018)	43,786
Net increase (decrease) in net assets resulting from operations	459,030	(2,193,395)

Distributions to shareholders:
Class A	(5,559)	—
Class C	(1,980)	—
Class H	(118,887)	—
Total distributions to shareholders	(126,426)	—

Capital share transactions:
Proceeds from sale of shares
Class A	1,709,814	3,280,035
Class C	71,088	137,269
Class H	95,653,191	100,246,481
Distributions reinvested
Class A	5,559	—
Class C	1,880	—
Class H	118,161	—
Cost of shares redeemed
Class A	(1,844,361)	(2,969,703)
Class C	(98,102)	(246,621)
Class H	(96,053,650)	(98,469,708)
Net increase (decrease) from capital share transactions	(436,420)	1,977,753
Net decrease in net assets	(103,816)	(215,642)

Net assets:
Beginning of year	3,098,789	3,314,431
End of year	$2,994,973	$3,098,789

Capital share activity:
Shares sold
Class A	31,716	59,221
Class C	1,483	2,793
Class H	1,824,086	1,898,688
Shares issued from reinvestment of distributions
Class A	108	—
Class C	40	—
Class H	2,291	—
Shares redeemed
Class A	(35,082)	(55,255)
Class C	(2,027)	(5,051)
Class H	(1,826,338)	(1,892,071)
Net increase (decrease) in shares	(3,723)	8,325

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$54.39	$68.28	$116.33	$44.29	$71.02
Income (loss) from investment operations:
Net investment income (loss)[a]	1.36	.89	(.03)	(.94)	.17
Net gain (loss) on investments (realized and unrealized)	1.76	(14.78)	(48.02)	72.98	(26.42)
Total from investment operations	3.12	(13.89)	(48.05)	72.04	(26.25)
Less distributions from:
Net investment income	(1.21)	—	—	—	(.48)
Total distributions	(1.21)	—	—	—	(.48)
Net asset value, end of period	$56.30	$54.39	$68.28	$116.33	$44.29

Total Return[b]	5.93%	(20.35%)	(41.30%)	162.66%	(37.27%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$199	$370	$193	$647	$628
Ratios to average net assets:
Net investment income (loss)	2.58%	1.67%	(0.03%)	(1.10%)	0.25%
Total expenses	1.91%	1.85%	1.75%	1.83%	1.86%
Net expenses[c]	1.84%	1.82%	1.75%	1.83%	1.86%
Portfolio turnover rate	905%	416%	266%	632%	974%

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$50.17	$63.47	$108.94	$41.79	$67.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.79	.69	(.48)	(1.69)	(.28)
Net gain (loss) on investments (realized and unrealized)	1.64	(13.99)	(44.99)	68.84	(24.98)
Total from investment operations	2.43	(13.30)	(45.47)	67.15	(25.26)
Less distributions from:
Net investment income	(1.21)	—	—	—	(.48)
Total distributions	(1.21)	—	—	—	(.48)
Net asset value, end of period	$51.39	$50.17	$63.47	$108.94	$41.79

Total Return[b]	5.07%	(20.97%)	(41.74%)	160.68%	(37.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$110	$132	$311	$449	$161
Ratios to average net assets:
Net investment income (loss)	1.64%	1.43%	(0.55%)	(1.95%)	(0.44%)
Total expenses	2.68%	2.57%	2.50%	2.57%	2.60%
Net expenses[c]	2.60%	2.54%	2.50%	2.57%	2.60%
Portfolio turnover rate	905%	416%	266%	632%	974%

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$54.34	$68.26	$116.30	$44.29	$71.02
Income (loss) from investment operations:
Net investment income (loss)[a]	1.32	1.20	.01	(1.28)	(.05)
Net gain (loss) on investments (realized and unrealized)	1.71	(15.12)	(48.05)	73.29	(26.20)
Total from investment operations	3.03	(13.92)	(48.04)	72.01	(26.25)
Less distributions from:
Net investment income	(1.21)	—	—	—	(.48)
Total distributions	(1.21)	—	—	—	(.48)
Net asset value, end of period	$56.16	$54.34	$68.26	$116.30	$44.29

Total Return	5.78%	(20.41%)	(41.31%)	162.59%	(37.27%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,686	$2,597	$2,810	$6,808	$1,464
Ratios to average net assets:
Net investment income (loss)	2.53%	2.35%	0.01%	(1.29%)	(0.07%)
Total expenses	1.93%	1.82%	1.75%	1.81%	1.87%
Net expenses[c]	1.85%	1.76%	1.75%	1.81%	1.87%
Portfolio turnover rate	905%	416%	266%	632%	974%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

INVERSE EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the S&P Emerging 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than a single day.

For the Reporting Period, the Inverse Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the S&P Emerging 50 ADR Index. Inverse Emerging Markets 2x Strategy Fund Class H returned -15.24%, while the S&P Emerging 50 ADR Index returned 9.01% over the same period.

The industries that contributed the most to the performance of the underlying index were semiconductors and semiconductor equipment, and oil and gas consumable fuels. The sectors that detracted the most were broadline retail and interactive media and services.

The stocks that contributed the most to the return of the underlying index were Taiwan Semiconductor Manufacturing Co. Ltd. ADR, PDD Holdings, Inc. ADR, and Petoleo Brasileiro Preferred SA ADR. The stocks that detracted the most were HDFC Bank Ltd. ADR, JD.com, Inc. ADR, and Alibaba Group Holding Ltd. ADR.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns.”

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

The Fund invests principally in derivative investments such as swap agreements.

Inception Dates:
Class A	October 29, 2010
Class C	October 29, 2010
Class H	October 29, 2010

40 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	(15.06%)	(22.41%)	(20.28%)
Class A Shares with sales charge†	(19.09%)	(23.16%)	(20.67%)
Class C Shares	(15.60%)	(22.63%)	(20.71%)
Class C Shares with CDSC‡	(16.42%)	(22.63%)	(20.71%)
Class H Shares	(15.24%)	(22.13%)	(20.19%)
S&P 500 Index	29.88%	15.05%	12.96%
S&P Emerging 50 ADR Index	9.01%	3.64%	4.15%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Emerging 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Class A shares and Class H shares only; performance for Class C shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS	March 31, 2024
INVERSE EMERGING MARKETS 2x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 140.3%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24[2]	$294,919	$294,919
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24[2]	113,431	113,431
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24[2]	102,815	102,815
Total Repurchase Agreements
(Cost $511,165)		511,165

Total Investments - 140.3%
(Cost $511,165)		511,165
Other Assets & Liabilities, net - (40.3)%		(146,879)
Total Net Assets - 100.0%		$364,286

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	S&P Emerging 50 ADR Index	Receive	5.13% (Federal Funds Rate - 0.20%)	At Maturity	06/26/24	130	$359,771	$8,697
Goldman Sachs International	S&P Emerging 50 ADR Index	Receive	4.58% (Federal Funds Rate - 0.75%)	At Maturity	06/26/24	130	359,615	7,570
							$719,386	$16,267

††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2024.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
INVERSE EMERGING MARKETS 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Repurchase Agreements	$—	$511,165	$—	$511,165
Equity Index Swap Agreements**	—	16,267	—	16,267
Total Assets	$—	$527,432	$—	$527,432

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Repurchase agreements, at value (cost $511,165)	$511,165
Unrealized appreciation on OTC swap agreements	16,267
Receivables:
Fund shares sold	27,797
Interest	301
Total assets	555,530

Liabilities:
Payable for:
Fund shares redeemed	190,261
Management fees	303
Transfer agent fees	158
Distribution and service fees	88
Portfolio accounting and administration fees	36
Swap settlement	12
Trustees’ fees*	4
Miscellaneous	382
Total liabilities	191,244
Net assets	$364,286

Net assets consist of:
Paid in capital	$20,367,486
Total distributable earnings (loss)	(20,003,200)
Net assets	$364,286
CLASS A:
Net assets	$60,357
Capital shares outstanding	5,505
Net asset value per share	$10.96
Maximum offering price per share (Net asset value divided by 95.25%)	$11.51
CLASS C:
Net assets	$5,094
Capital shares outstanding	473
Net asset value per share	$10.77
CLASS H:
Net assets	$298,835
Capital shares outstanding	26,979
Net asset value per share	$11.08

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Interest	$24,145
Total investment income	24,145

Expenses:
Management fees	4,048
Distribution and service fees:
Class A	46
Class C	62
Class H	1,066
Transfer agent fees	1,018
Portfolio accounting and administration fees	924
Registration fees	524
Professional fees	196
Trustees’ fees*	94
Custodian fees	62
Miscellaneous	250
Total expenses	8,290
Less:
Expenses reimbursed by Adviser	(358)
Net expenses	7,932
Net investment income	16,213

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(134,331)
Net realized loss	(134,331)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	26,165
Net change in unrealized appreciation (depreciation)	26,165
Net realized and unrealized loss	(108,166)
Net decrease in net assets resulting from operations	$(91,953)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$16,213	$6,878
Net realized loss on investments	(134,331)	(44,584)
Net change in unrealized appreciation (depreciation) on investments	26,165	(76,311)
Net decrease in net assets resulting from operations	(91,953)	(114,017)

Distributions to shareholders:
Class A	(185)	—
Class C	(169)	—
Class H	(14,212)	—
Total distributions to shareholders	(14,566)	—

Capital share transactions:
Proceeds from sale of shares
Class A	460,042	544,771
Class C	17,007	79,314
Class H	25,735,086	47,202,687
Distributions reinvested
Class A	185	—
Class C	169	—
Class H	14,168	—
Cost of shares redeemed
Class A	(406,762)	(544,324)
Class C	(17,060)	(76,129)
Class H	(25,809,602)	(47,901,477)
Net decrease from capital share transactions	(6,767)	(695,158)
Net decrease in net assets	(113,286)	(809,175)

Net assets:
Beginning of year	477,572	1,286,747
End of year	$364,286	$477,572

Capital share activity:
Shares sold
Class A	36,934	32,880
Class C	1,411	4,768
Class H	1,992,537	2,904,991
Shares issued from reinvestment of distributions
Class A	15	—
Class C	14	—
Class H	1,139	—
Shares redeemed
Class A	(31,950)	(33,335)
Class C	(1,411)	(4,767)
Class H	(2,001,240)	(2,953,864)
Net decrease in shares	(2,551)	(49,327)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$13.28	$15.03	$12.44	$46.71	$40.57
Income (loss) from investment operations:
Net investment income (loss)[a]	.47	.11	(.23)	(.54)	(.16)
Net gain (loss) on investments (realized and unrealized)	(2.42)	(1.86)	2.82	(33.73)	6.64
Total from investment operations	(1.95)	(1.75)	2.59	(34.27)	6.48
Less distributions from:
Net investment income	(.37)	—	—	—	(.34)
Total distributions	(.37)	—	—	—	(.34)
Net asset value, end of period	$10.96	$13.28	$15.03	$12.44	$46.71

Total Return[b]	(15.06%)	(11.64%)	20.82%	(73.37%)	16.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60	$7	$14	$2	$147
Ratios to average net assets:
Net investment income (loss)	3.72%	0.65%	(1.86%)	(1.81%)	(0.37%)
Total expenses	1.82%	2.00%	1.87%	1.86%	1.89%
Net expenses[c]	1.75%	1.97%	1.87%	1.86%	1.89%
Portfolio turnover rate	—	—	—	—	—

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$13.14	$15.02	$12.40	$46.82	$40.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.39	.01	(.36)	(.69)	(.31)
Net gain (loss) on investments (realized and unrealized)	(2.39)	(1.89)	2.98	(33.73)	7.02
Total from investment operations	(2.00)	(1.88)	2.62	(34.42)	6.71
Less distributions from:
Net investment income	(.37)	—	—	—	(.34)
Total distributions	(.37)	—	—	—	(.34)
Net asset value, end of period	$10.77	$13.14	$15.02	$12.40	$46.82

Total Return[b]	(15.60%)	(12.52%)	21.13%	(73.52%)	16.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5	$6	$7	$6	$103
Ratios to average net assets:
Net investment income (loss)	3.08%	0.08%	(2.44%)	(2.62%)	(1.09%)
Total expenses	2.59%	2.76%	2.48%	2.66%	2.79%
Net expenses[c]	2.51%	2.73%	2.48%	2.66%	2.79%
Portfolio turnover rate	—	—	—	—	—

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$13.46	$15.17	$12.54	$46.39	$40.27
Income (loss) from investment operations:
Net investment income (loss)[a]	.43	.11	(.23)	(.42)	.07
Net gain (loss) on investments (realized and unrealized)	(2.44)	(1.82)	2.86	(33.43)	6.39
Total from investment operations	(2.01)	(1.71)	2.63	(33.85)	6.46
Less distributions from:
Net investment income	(.37)	—	—	—	(.34)
Total distributions	(.37)	—	—	—	(.34)
Net asset value, end of period	$11.08	$13.46	$15.17	$12.54	$46.39

Total Return	(15.24%)	(11.27%)	20.97%	(72.97%)	16.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$299	$465	$1,265	$400	$649
Ratios to average net assets:
Net investment income (loss)	3.61%	0.66%	(1.70%)	(1.85%)	0.19%
Total expenses	1.83%	2.01%	1.75%	1.89%	1.87%
Net expenses[c]	1.75%	1.97%	1.75%	1.89%	1.87%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

EMERGING MARKETS BOND STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the emerging markets bond market as defined by the Adviser.

For the Reporting Period, Emerging Markets Bond Strategy Fund Class H returned 8.62%. By comparison, the ICE Bank of America BBB & Lower Sovereign USD External Debt Index returned 12.51% over the same period.

During 2023 and the first quarter of 2024 credit default swap spreads decreased for most emerging market countries while global and local events contributed to positive performance for the Fund. Inflationary pressures continued to impact credit default swap spreads for some emerging market countries throughout 2023. Some countries experienced wider credit default swap spreads due to local political and economic instability as well as weather related issues that impacted the economy. The emerging markets countries that experienced increases in credit default swap spreads were Argentina and Panama. During this period, the Federal Republic of Nigeria and the Kingdom of Morocco were added to the credit default swap.

Egypt, Turkey, and the Dominican Republic experienced some of the larger decreases in credit default swap spreads. These countries benefited from increased growth expectations and improving local economies throughout 2023.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner and not for hedging purposes. Derivatives performed as expected.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Inception Dates:
Class A	October 8, 2013
Class C	October 8, 2013
Class H	October 8, 2013

48 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	8.63%	(1.38%)	0.13%
Class A Shares with sales charge†	3.47%	(2.34%)	(0.36%)
Class C Shares	7.81%	(2.13%)	(0.67%)
Class C Shares with CDSC‡	6.84%	(2.13%)	(0.67%)
Class H Shares	8.62%	(1.36%)	0.09%
ICE BofA BBB & Lower Sovereign USD External Debt Index	12.51%	0.54%	2.72%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE Bank of America BBB & Lower Sovereign USD External Debt Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Class A shares and Class H shares only; performance for Class C shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS	March 31, 2024
EMERGING MARKETS BOND STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 0.6%
U.S. Treasury Bills
5.17% due 04/16/24[1,2]	$4,000	$3,992

Total U.S. Treasury Bills
(Cost $3,992)		3,992

REPURCHASE AGREEMENTS††,[3] - 89.2%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24[4]	307,615	307,615
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24[4]	118,313	118,313
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24[4]	107,241	107,241

Total Repurchase Agreements
(Cost $533,169)		533,169

Total Investments - 89.8%
(Cost $537,161)		$537,161
Other Assets & Liabilities, net - 10.2%		60,990
Total Net Assets - 100.0%		$598,151

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	3	Jun 2024	$321,070	$643
U.S. Treasury 10 Year Note Futures Contracts	1	Jun 2024	110,797	(986)
			$431,867	$(343)

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Appreciation**
Barclays Bank plc	ICE	CDX.EM.41.V1	1.00%	Quarterly	06/20/29	$470,000	$(14,340)	$(15,297)	$957

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Credit Index Swap Agreements††
Goldman Sachs International	Invesco Emerging Markets Sovereign Debt ETF	Pay	5.93% (Federal Funds Rate + 0.60%)	At Maturity	04/25/24	9,743	$199,634	$292

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at March 31, 2024.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as credit index swap collateral at March 31, 2024.
CDX.EM.41.V1 — Credit Default Swap Emerging Markets Series 41 Index Version 1
ICE — Intercontinental Exchange
plc — Public Limited Company

See Sector Classification in Other Information section.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
EMERGING MARKETS BOND STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$3,992	$—	$3,992
Repurchase Agreements	—	533,169	—	533,169
Interest Rate Futures Contracts**	643	—	—	643
Credit Default Swap Agreements**	—	957	—	957
Credit Index Swap Agreements**	—	292	—	292
Total Assets	$643	$538,410	$—	$539,053

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$986	$—	$—	$986

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

EMERGING MARKETS BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value (cost $3,992)	$3,992
Repurchase agreements, at value (cost $533,169)	533,169
Cash	14
Segregated cash with broker	73,332
Unrealized appreciation on OTC swap agreements	292
Receivables:
Fund shares sold	4,000
Interest	314
Protection fees on credit default swap agreements	144
Total assets	615,257

Liabilities:
Unamortized upfront premiums received on credit default swap agreements	15,297
Payable for:
Management fees	382
Variation margin on futures contracts	291
Transfer agent fees	278
Distribution and service fees	134
Portfolio accounting and administration fees	79
Fund shares redeemed	73
Swap settlement	16
Variation margin on credit default swap agreements	8
Trustees’ fees*	7
Miscellaneous	541
Total liabilities	17,106
Net assets	$598,151

Net assets consist of:
Paid in capital	$1,173,108
Total distributable earnings (loss)	(574,957)
Net assets	$598,151
CLASS A:
Net assets	$71,113
Capital shares outstanding	1,233
Net asset value per share	$57.69
Maximum offering price per share (Net asset value divided by 95.25%)	$60.57
CLASS C:
Net assets	$9,468
Capital shares outstanding	183
Net asset value per share	$51.80
CLASS H:
Net assets	$517,570
Capital shares outstanding	9,023
Net asset value per share	$57.36

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Interest	$63,107
Total investment income	63,107

Expenses:
Management fees	10,543
Distribution and service fees:
Class A	260
Class C	193
Class H	3,209
Transfer agent fees	3,260
Portfolio accounting and administration fees	2,885
Professional fees	759
Trustees’ fees*	197
Custodian fees	192
Miscellaneous	1,635
Total expenses	23,133
Less:
Expenses reimbursed by Adviser	(203)
Net expenses	22,930
Net investment income	40,177

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(44,137)
Futures contracts	(60,720)
Net realized loss	(104,857)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	(12,733)
Futures contracts	(8,080)
Net change in unrealized appreciation (depreciation)	(20,813)
Net realized and unrealized loss	(125,670)
Net decrease in net assets resulting from operations	$(85,493)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$40,177	$2,866
Net realized loss on investments	(104,857)	(204,745)
Net change in unrealized appreciation (depreciation) on investments	(20,813)	17,028
Net decrease in net assets resulting from operations	(85,493)	(184,851)

Distributions to shareholders:
Class A	(12,775)	—
Class C	(2,324)	—
Class H	(71,481)	—
Total distributions to shareholders	(86,580)	—

Capital share transactions:
Proceeds from sale of shares
Class A	91,950	248,714
Class C	—	37,131
Class H	16,585,002	4,538,351
Distributions reinvested
Class A	12,775	—
Class C	1,442	—
Class H	68,368	—
Cost of shares redeemed
Class A	(291,950)	(30,106)
Class C	(13,350)	(73,773)
Class H	(16,360,599)	(4,461,930)
Net increase from capital share transactions	93,638	258,387
Net increase (decrease) in net assets	(78,435)	73,536

Net assets:
Beginning of year	676,586	603,050
End of year	$598,151	$676,586

Capital share activity:
Shares sold
Class A	1,555	4,342
Class C	—	686
Class H	285,343	78,489
Shares issued from reinvestment of distributions
Class A	229	—
Class C	29	—
Class H	1,232	—
Shares redeemed
Class A	(5,085)	(540)
Class C	(261)	(1,367)
Class H	(284,219)	(79,791)
Net increase (decrease) in shares	(1,177)	1,819

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$58.60	$62.44	$70.11	$63.93	$74.95
Income (loss) from investment operations:
Net investment income (loss)[a]	1.79	.60	(1.07)	(1.14)	.03
Net gain (loss) on investments (realized and unrealized)	3.08	(4.44)	(6.60)	8.16	(4.86)
Total from investment operations	4.87	(3.84)	(7.67)	7.02	(4.83)
Less distributions from:
Net investment income	(5.78)	—	—	(.84)	(2.36)
Net realized gains	—	—	—	—	(3.83)
Total distributions	(5.78)	—	—	(.84)	(6.19)
Net asset value, end of period	$57.69	$58.60	$62.44	$70.11	$63.93

Total Return[b]	8.63%	(6.15%)	(10.98%)	10.92%	(7.41%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$71	$266	$46	$48	$1,105
Ratios to average net assets:
Net investment income (loss)	3.07%	1.06%	(1.54%)	(1.72%)	0.03%
Total expenses	1.64%	1.61%	1.57%	1.74%	1.68%
Net expenses[c]	1.62%	1.61%	1.57%	1.74%	1.68%
Portfolio turnover rate	—	—	—	—	—

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$53.59	$57.52	$65.07	$59.82	$71.05
Income (loss) from investment operations:
Net investment income (loss)[a]	1.35	(.04)	(1.47)	(1.56)	(.46)
Net gain (loss) on investments (realized and unrealized)	2.64	(3.89)	(6.08)	7.65	(4.58)
Total from investment operations	3.99	(3.93)	(7.55)	6.09	(5.04)
Less distributions from:
Net investment income	(5.78)	—	—	(.84)	(2.36)
Net realized gains	—	—	—	—	(3.83)
Total distributions	(5.78)	—	—	(.84)	(6.19)
Net asset value, end of period	$51.80	$53.59	$57.52	$65.07	$59.82

Total Return[b]	7.81%	(6.83%)	(11.62%)	10.10%	(8.13%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9	$22	$63	$52	$62
Ratios to average net assets:
Net investment income (loss)	2.53%	(0.07%)	(2.28%)	(2.36%)	(0.61%)
Total expenses	2.37%	2.35%	2.31%	2.40%	2.42%
Net expenses[c]	2.34%	2.35%	2.31%	2.40%	2.42%
Portfolio turnover rate	—	—	—	—	—

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$58.30	$62.03	$69.64	$63.50	$74.52
Income (loss) from investment operations:
Net investment income (loss)[a]	1.65	.40	(1.07)	(1.14)	.15
Net gain (loss) on investments (realized and unrealized)	3.19	(4.13)	(6.54)	8.12	(4.98)
Total from investment operations	4.84	(3.73)	(7.61)	6.98	(4.83)
Less distributions from:
Net investment income	(5.78)	—	—	(.84)	(2.36)
Net realized gains	—	—	—	—	(3.83)
Total distributions	(5.78)	—	—	(.84)	(6.19)
Net asset value, end of period	$57.36	$58.30	$62.03	$69.64	$63.50

Total Return	8.62%	(6.01%)	(10.93%)	10.93%	(7.45%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$518	$389	$494	$343	$307
Ratios to average net assets:
Net investment income (loss)	2.85%	0.70%	(1.52%)	(1.61%)	0.20%
Total expenses	1.64%	1.61%	1.56%	1.65%	1.67%
Net expenses[c]	1.62%	1.61%	1.56%	1.65%	1.67%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the ”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, Class A shares, Class C shares, Class H shares, Class P shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of Class A shares. Class A shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. Class A share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. Class C shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Class C shares of each Fund automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2024, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Long Short Equity Fund	Non-diversified
Emerging Markets 2x Strategy Fund	Non-diversified
Inverse Emerging Markets 2x Strategy Fund	Non-diversified
Emerging Markets Bond Strategy Fund	Diversified

At March 31, 2024, Class A, Class C, Class H, Class P, and Institutional Class shares have been issued by the Funds.

The Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy

Fund are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Funds’ shares. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of each Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities attributable to the share class by the number of outstanding shares of the share class on the specified date.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund. The Long Short Equity Fund prices its shares at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) adopted policies and procedures for the valuation of the Funds’ investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

56 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service providers.

If a pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by pricing service providers, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect brokerdealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using a pricing service provider.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Futures contracts are valued on the basis of the last sale price as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation of the underlying securities would provide a more accurate valuation of the futures contract.

Swap agreements entered into by a Fund are generally valued using an evaluated price provided by a pricing service provider.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

THE RYDEX FUNDS ANNUAL REPORT | 57

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(d) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopoliticall or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(g) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

58 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(h) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at March 31, 2024.

(j) Indemnifications

Under the Trust’s organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust, on behalf of the Funds, enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategies, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds’ Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

If a Fund’s investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. A Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause an investment in the Fund to be more volatile and riskier than if the Fund had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Funds’ Statements of Assets and Liabilities; securities held as collateral are noted on the Funds’ Schedules of Investments.

THE RYDEX FUNDS ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	$716,253	$—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	$5,177,425	$—
Inverse Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	939,619
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	390,011	—

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Leverage	$15,120,741	$18,111,549

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will

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pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	$933,333	$—

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2024:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest rate futures contracts	—	Variation margin on futures contracts
Credit/Equity swap agreements	Unrealized appreciation on OTC swap agreements	Unamortized upfront premiums received on credit default swap agreements
Unrealized depreciation on OTC swap agreements
Variation margin on credit default swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2024:

Asset Derivative Investments Value
Fund	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2024
Long Short Equity Fund	$2,055,176	$—	$—	$2,055,176
Inverse Emerging Markets 2x Strategy Fund	16,267	—	—	16,267
Emerging Markets Bond Strategy Fund	—	643	1,249	1,892

Liability Derivative Investments Value
Fund	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2024
Long Short Equity Fund	$802,302	$—	$—	$802,302
Emerging Markets 2x Strategy Fund	65,874	—	—	65,874
Emerging Markets Bond Strategy Fund	—	986	—	986

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Funds’ Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2024:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest rate futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Credit/Equity agreements	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Statements of Operations categorized by primary risk exposure for the year ended March 31, 2024:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Long Short Equity Fund	$—	$466,209	$—	$—	$466,209
Emerging Markets 2x Strategy Fund	(1,279)	391,118	—	—	389,839
Inverse Emerging Markets 2x Strategy Fund	—	(134,331)	—	—	(134,331)
Emerging Markets Bond Strategy Fund	—	—	(60,720)	(44,137)	(104,857)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Long Short Equity Fund	$—	$48,555	$—	$—	$48,555
Emerging Markets 2x Strategy Fund	—	(175,668)	—	—	(175,668)
Inverse Emerging Markets 2x Strategy Fund	—	26,165	—	—	26,165
Emerging Markets Bond Strategy Fund	—	—	(8,080)	(12,733)	(20,813)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Funds may incur transaction costs in connection with conversions between various currencies. The Funds may, but are not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities

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of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by GI, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds’ Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds’ Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$2,055,176	$—	$2,055,176	$(802,302)	$—	$1,252,874
Inverse Emerging Markets 2x Strategy Fund	Swap equity contracts	16,267	—	16,267	—	—	16,267
Emerging Markets Bond Strategy Fund	Credit index swap agreements	292	—	292	—	—	292

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$802,302	$—	$802,302	$(802,302)	$—	$—
Emerging Markets 2x Strategy Fund	Swap equity contracts	65,874	—	65,874	(65,874)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2024.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Emerging Markets Bond Strategy Fund	Barclays Bank plc	Credit default swap agreements	$72,375	$—
	Goldman Sachs International	Futures contracts	957	—
			$73,332	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

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Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees on a monthly basis calculated daily at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Emerging Markets 2x Strategy Fund	0.90%
Inverse Emerging Markets 2x Strategy Fund	0.90%
Emerging Markets Bond Strategy Fund	0.75%

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a separate Distribution Plan applicable to Class A shares, Class H shares and Class P shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services it performs.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to Class C shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ Class C shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2024, GFD retained sales charges of $75,543 relating to sales of Class A shares of the Trust.

Effective August 1, 2022, GI has contractually agreed to waive and/or reimburse expenses for the Emerging Markets 2x Strategy Fund and the Inverse Emerging Markets 2x Strategy Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice to the Adviser. In addition, the agreement will terminate automatically if the Advisory Agreement, with respect to a Fund, is terminated, with such termination effective upon the effective date of the termination of the Advisory Agreement.

On May 24, 2023, the Board approved a waiver and/or expense reimbursement arranagment whereby GI has agreed to waive and/or reimburse expenses for Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This arrangement went into effect on August 1, 2023 and the end of the initial term is August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice to the Adviser. In addition, the agreement will terminate automatically if the Advisory Agreement, with respect to a Fund, is terminated, with such termination effective upon the effective date of the termination of the Advisory Agreement.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2024, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Notes
5.31%			0.25% - 5.00%
Due 04/01/24	$166,514,975	$166,588,658	Due 03/31/24 - 02/15/33	$172,847,100	$169,834,991

			U.S. Treasury Strips
			0.00%
			Due 11/15/27 - 05/15/48	4,894	4,141

			U.S. Treasury Bills
			0.00%
			Due 04/11/24 - 05/02/24	4,500	4,480

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Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			U.S. Treasury Bond
			4.50%
			Due 05/15/38	$800	$840
			U.S. Treasury Inflation Indexed Bond
			0.13%
			Due 04/15/27	874	823
				172,858,168	169,845,275

BofA Securities, Inc.			U.S. Treasury Note
5.31%			0.75%
Due 04/01/24	$64,044,221	$64,072,561	Due 03/31/26	70,171,700	65,325,118

Barclays Capital, Inc.			U.S. Treasury Notes
5.30%			0.63% - 3.50%
Due 04/01/24	58,050,546	58,076,185	Due 11/30/27 - 02/15/33	64,598,100	59,211,567

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Securities lending income shown on the Funds’ Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2024, the following Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Long Short Equity Fund	$20,728	$(20,728)	$—	$21,771	$—	$21,771
Emerging Markets 2x Strategy Fund	55,827	(55,827)	—	60,031	—	60,031

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2024 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$42,750	$102,411	$145,161
Emerging Markets 2x Strategy Fund	126,426	—	126,426
Inverse Emerging Markets 2x Strategy Fund	14,566	—	14,566
Emerging Markets Bond Strategy Fund	86,580	—	86,580

The tax character of distributions paid during the year ended March 31, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$64,373	$—	$64,373

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2024 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Long Short Equity Fund	$—	$—	$3,149,999	$(1,128,200)	$2,021,799
Emerging Markets 2x Strategy Fund	97,868	—	154,343	(15,865,705)	(15,613,494)
Inverse Emerging Markets 2x Strategy Fund	3,648	—	16,267	(20,023,115)	(20,003,200)
Emerging Markets Bond Strategy Fund	17,113	—	1,249	(593,319)	(574,957)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2024, capital loss carryforwards for the Funds were as follows:

	Unlimited		Total Capital Loss Carryforwards
Fund	Short-Term	Long-Term
Long Short Equity Fund	$(1,128,200)	$—	$(1,128,200)
Emerging Markets 2x Strategy Fund	(14,248,509)	(1,617,196)	(15,865,705)
Inverse Emerging Markets 2x Strategy Fund	(19,144,404)	(878,711)	(20,023,115)
Emerging Markets Bond Strategy Fund	(521,344)	(71,975)	(593,319)

68 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended March 31, 2024, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Long Short Equity Fund	$1,797,036
Emerging Markets 2x Strategy Fund	258,988

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swap agreements, losses deferred due to wash sales, distributions in connection with redemption of fund shares, reclassification of distributions, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the “mark-to-market” of certain derivatives and distributions in excess of income. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2024 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Long Short Equity Fund	$(102,411)	$102,411
Inverse Emerging Markets 2x Strategy Fund	1,413	(1,413)
Emerging Markets Bond Strategy Fund	4,011	(4,011)

At March 31, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Long Short Equity Fund	$15,012,612	$4,040,689	$(890,690)	$3,149,999
Emerging Markets 2x Strategy Fund	2,613,305	235,333	(80,990)	154,343
Inverse Emerging Markets 2x Strategy Fund	511,165	16,267	—	16,267
Emerging Markets Bond Strategy Fund	537,161	1,249	—	1,249

Note 9 – Securities Transactions

For the year ended March 31, 2024, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$58,560,218	$57,858,028
Emerging Markets 2x Strategy Fund	16,823,979	16,369,627

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common

THE RYDEX FUNDS ANNUAL REPORT | 69

NOTES TO FINANCIAL STATEMENTS (concluded)

trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the year ended March 31, 2024, the Funds engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Loss
Emerging Markets 2x Strategy Fund	$197,249	$82,179	$(762)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $200,000,000 line of credit from U.S. Bank, N.A. On June 5, 2023, the line of credit agreement was renewed and expires on June 3, 2024. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 6.39% for the year ended March 31, 2024. The Funds did not have any borrowings outstanding under this agreement at March 31, 2024.

The average daily balances borrowed for the year ended March 31, 2024, were as follows:

Fund	Average Daily Balance
Long Short Equity Fund	$23,541

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Funds in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

70 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Long Short Equity Fund, Rydex Emerging Markets 2x Strategy Fund, Rydex Inverse Emerging Markets 2x Strategy Fund and Rydex Emerging Markets Bond Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Long Short Equity Fund, Rydex Emerging Markets 2x Strategy Fund, Rydex Inverse Emerging Markets 2x Strategy Fund and Rydex Emerging Markets Bond Strategy Fund (collectively referred to as the “Funds”), (four of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2024, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting Rydex Series Funds) at March 31, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 22, 2024

THE RYDEX FUNDS ANNUAL REPORT | 71

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2025, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2024.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2024, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2024, the following funds had the corresponding percentages qualify as interest related dividends as permitted by IRC Section 871(k)(1). See the qualified interest income column in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income
Long Short Equity Fund	100.00%	100.00%	0.00%
Emerging Markets 2x Strategy Fund	62.82%	1.69%	26.99%
Inverse Emerging Markets 2x Strategy Fund	0.00%	0.00%	81.01%
Emerging Markets Bond Strategy Fund	0.00%	0.00%	46.26%

With respect to the taxable year ended March 31, 2024, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Long Short Equity Fund	$102,411	$—

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be

72 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at https://www.sec.gov. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on our website at www.guggenheiminvestments.com, and will be made available, upon request and without charge, by calling 800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 73

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Funds’ Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm) (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

74 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, Lydon Media (2016-present); Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research and digital distribution provider) (2022-present). Former: Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	152

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (2023-present); The 2023 ETF Series II (1) (2023-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); Endeavor Health (2012-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS ANNUAL REPORT | 75

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	152

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

				152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

76 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and/or Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152

Former: Guggenheim Energy & Income Fund (2018-2023); Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

THE RYDEX FUNDS ANNUAL REPORT | 77

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

78 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE RYDEX FUNDS ANNUAL REPORT | 79

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

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80 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

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THE RYDEX FUNDS ANNUAL REPORT | 81

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

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82 | THE RYDEX FUNDS ANNUAL REPORT

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3.31.2024

Rydex Funds Annual Report

Domestic Equity Fund
NASDAQ-100® Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
NASDAQ-100® FUND	8
NOTES TO FINANCIAL STATEMENTS	26
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	44
OTHER INFORMATION	46
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	48
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	58

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2024

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for NASDAQ-100® Fund (the “Fund”). This report covers performance for the annual period ended March 31, 2024 (the “Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2024

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The NASDAQ-100® Fund may not be suitable for all investors. ● Investing in the Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsolete more quickly. ● There are no assurances that the Fund will achieve its investment objective and/or investment strategies. The Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. ● The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ●See the prospectus for more information on these and additional risks.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2024

While job growth remains robust, recent labor data brought increased confidence in a labor market in better balance, allowing for inflation to soften further. Labor force growth remains strong, aided by high immigration flows, helping bring labor supply in line with gradually cooling demand. The Small Business Survey indicates that plans to increase compensation have returned to pre-COVID levels. Additionally, Bureau of Labor Statistics data reveal a continued decline in the “quits rate,” reducing the pressure on businesses to raise wages to attract or retain employees. These developments suggest wage pressures may ease further by year end. And despite some speculation against any Federal Reserve (“Fed”) rate cuts materializing in 2024, we continue to anticipate cuts later this year.

Following the stronger-than-expected March Consumer Price Index, we believe that there is a high probability that the easing cycle will start in the second half of the year, since the Fed will likely need more time to gather confirming data. In the latest Summary of Economic Projections, the Federal Open Market Committee (“FOMC”) significantly increased the median forecast for 2024 U.S. gross domestic product, slightly increased it for core personal consumption expenditures year over year, and continues to expect no material increase in the unemployment rate. These adjustments left the median view for three rate cuts for 2024, which we believe suggests the bar is very high for the Fed to keep rates where they are all year, and even higher for more rate hikes to materialize.

Amid this macroeconomic backdrop, in the first quarter of 2024 the two-year Treasury yield increased to 4.59% from 4.23%, and the 10-year Treasury yield increased to 4.20% from 3.88%, keeping the inverted 2s/10s yield curve consistent at 39 basis points as of the end of the Reporting Period, up four basis points since the start of the year. One basis point equals 0.01%. In general, spreads to Treasurys have remained tight across sectors. In investment-grade corporate bonds, BBB-rated bonds continued to remain attractive relative to A and BB-rated bonds, and supply slowed toward the end of the first quarter of 2024, which should support spreads in the near term. High yield bond spreads tightened during the first quarter of 2024 to 301 basis points from 323 basis points at the start of the year, while leveraged loans’ discount margins to maturity tightened to 509 basis points from 528 basis points. Structured credit spreads tightened marginally amid strong demand. Investor demand and an improved arbitrage led to robust new collateralized loan obligation issuance, and tightening liabilities led to an increase in refinances/resets.

Looking forward, Fed officials continue to advocate for a patient approach. A conventional easing cycle is therefore far from guaranteed. Market expectations have already adjusted significantly from market-implied expectations of six rate cuts in 2024 just two months ago to only three as of the end of the Reporting Period, aligning more closely with the FOMC’s views. So far, the market has taken this delay in stride, but its patience and assessment of credit risk could be tested.

For the Reporting Period, the S&P 500® Index* returned 29.88%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 15.32%. The return of the MSCI Emerging Markets Index* was 8.15%.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	March 31, 2024

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 1.70% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 11.15%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 5.27% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS”(agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2023 and ending March 31, 2024.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Investor Class	1.28%	23.87%	$ 1,000.00	$ 1,238.70	$ 7.16
Class A	1.52%	23.71%	1,000.00	1,237.10	8.50
Class C	2.28%	23.26%	1,000.00	1,232.60	12.73
Class H	1.52%	23.74%	1,000.00	1,237.40	8.50

Table 2. Based on hypothetical 5% return (before expenses)
Investor Class	1.28%	5.00%	$ 1,000.00	$ 1,018.60	$ 6.46
Class A	1.52%	5.00%	1,000.00	1,017.40	7.67
Class C	2.28%	5.00%	1,000.00	1,013.60	11.48
Class H	1.52%	5.00%	1,000.00	1,017.40	7.67

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2023 to March 31, 2024.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter (“OTC”) securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the Reporting Period, the NASDAQ-100 Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the underlying index. Investor Class shares of the Fund returned 37.99%, while the underlying index returned 39.65% over the same time period.

The sectors that contributed the most to the return of the underlying index for the Reporting Period were Information Technology, Communication Services, and Consumer Discretionary. The only sector that detracted was Financials.

The holdings that contributed the most to the return of the underlying index were NVIDIA Corp., Microsoft Corp., and Meta Platforms, Inc. – Class A. Those that detracted the most were Tesla, Inc., Moderna, Inc., and PayPal Holdings, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2024

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	February 14, 1994
Class A	March 31, 2004
Class C	March 26, 2001
Class H	September 18, 2014

Ten Largest Holdings	% of Total Net Assets
Microsoft Corp.	8.3%
Apple, Inc.	7.1%
NVIDIA Corp.	6.0%
Amazon.com, Inc.	5.0%
Meta Platforms, Inc. — Class A	4.5%
Broadcom, Inc.	4.2%
Alphabet, Inc. — Class A	2.4%
Alphabet, Inc. — Class C	2.3%
Tesla, Inc.	2.3%
Costco Wholesale Corp.	2.2%
Top Ten Total	44.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2024

Cumulative Fund Performance*

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Shares	37.99%	19.31%	17.31%
Class A Shares	37.63%	19.01%	17.00%
Class A Shares with sales charge†	31.09%	17.86%	16.44%
Class C Shares	36.62%	18.12%	16.15%
Class C Shares with CDSC‡	35.62%	18.12%	16.15%
NASDAQ-100 Index	39.65%	20.90%	18.85%

	1 Year	5 Year	Since Inception (09/18/14)
Class H Shares	37.66%	19.01%	16.30%
NASDAQ-100 Index	39.65%	20.90%	18.14%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on the Investor Class shares and Class A shares only; performance for Class C shares and Class H shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2024
NASDAQ-100® FUND

	Shares	Value
COMMON STOCKS† - 95.1%

Technology - 45.8%
Microsoft Corp.	350,814	$147,594,466
Apple, Inc.	729,058	125,018,866
NVIDIA Corp.	118,033	106,649,897
Broadcom, Inc.	56,512	74,901,570
Advanced Micro Devices, Inc.*	197,037	35,563,208
Adobe, Inc.*	55,119	27,813,047
QUALCOMM, Inc.	136,090	23,040,037
Intel Corp.	515,583	22,773,301
Intuit, Inc.	34,142	22,192,300
Applied Materials, Inc.	101,324	20,896,049
Texas Instruments, Inc.	110,883	19,316,927
Micron Technology, Inc.	134,616	15,869,880
Lam Research Corp.	15,987	15,532,490
Analog Devices, Inc.	60,473	11,960,955
KLA Corp.	16,491	11,520,118
Synopsys, Inc.*	18,602	10,631,043
Cadence Design Systems, Inc.*	33,198	10,333,874
ASML Holding N.V. — Class G	10,532	10,220,990
Crowdstrike Holdings, Inc. — Class A*	27,758	8,898,937
NXP Semiconductor N.V.	31,274	7,748,759
Marvell Technology, Inc.	105,421	7,472,240
Roper Technologies, Inc.	13,051	7,319,523
Workday, Inc. — Class A*	25,486	6,951,307
Autodesk, Inc.*	26,086	6,793,316
Fortinet, Inc.*	93,048	6,356,109
Microchip Technology, Inc.	65,898	5,911,710
Paychex, Inc.	44,050	5,409,340
Datadog, Inc. — Class A*	37,307	4,611,145
Cognizant Technology Solutions Corp. — Class A	60,709	4,449,363
Electronic Arts, Inc.	32,602	4,325,307
ON Semiconductor Corp.*	52,110	3,832,690
Atlassian Corp. — Class A*	19,190	3,744,161
ANSYS, Inc.*	10,611	3,683,715
Zscaler, Inc.*	18,089	3,484,484
GLOBALFOUNDRIES, Inc.*,1	66,796	3,480,740
MongoDB, Inc.*	8,802	3,156,749
Take-Two Interactive Software, Inc.*	20,802	3,088,889
Total Technology		812,547,502

Communications - 24.3%
Amazon.com, Inc.*	490,420	88,461,960
Meta Platforms, Inc. — Class A	165,248	80,241,124
Alphabet, Inc. — Class A*	278,227	41,992,801
Alphabet, Inc. — Class C*	267,745	40,766,854
Netflix, Inc.*	52,773	32,050,626
Cisco Systems, Inc.	493,778	24,644,460
T-Mobile US, Inc.	144,732	23,623,157
Comcast Corp. — Class A	483,196	20,946,546
Booking Holdings, Inc.	4,167	15,117,376
Palo Alto Networks, Inc.*	39,400	11,194,722
PDD Holdings, Inc. ADR*	81,450	9,468,562
MercadoLibre, Inc.*	6,182	9,346,937
Airbnb, Inc. — Class A*	53,422	8,812,493
DoorDash, Inc. — Class A*	45,944	6,327,408
Charter Communications, Inc. — Class A*	17,709	5,146,767

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
NASDAQ-100® FUND

	Shares	Value
Trade Desk, Inc. — Class A*	54,268	$4,744,108
CDW Corp.	16,367	4,186,351
Warner Bros Discovery, Inc.*	297,507	2,597,236
Sirius XM Holdings, Inc.[1]	468,569	1,818,048
Total Communications		431,487,536

Consumer, Non-cyclical - 11.7%
PepsiCo, Inc.	167,605	29,332,551
Amgen, Inc.	65,353	18,581,165
Intuitive Surgical, Inc.*	42,964	17,146,503
Vertex Pharmaceuticals, Inc.*	31,499	13,166,897
Regeneron Pharmaceuticals, Inc.*	13,163	12,669,256
Automatic Data Processing, Inc.	50,094	12,510,475
Mondelez International, Inc. — Class A	164,196	11,493,720
Gilead Sciences, Inc.	151,916	11,127,847
PayPal Holdings, Inc.*	130,693	8,755,124
Cintas Corp.	12,362	8,493,065
Monster Beverage Corp.*	126,900	7,522,632
Dexcom, Inc.*	47,012	6,520,564
IDEXX Laboratories, Inc.*	10,132	5,470,571
Kraft Heinz Co.	147,931	5,458,654
Keurig Dr Pepper, Inc.	169,210	5,189,671
GE HealthCare Technologies, Inc.	55,528	5,048,050
Moderna, Inc.*	46,592	4,964,843
CoStar Group, Inc.*	49,803	4,810,970
AstraZeneca plc ADR	71,009	4,810,860
Verisk Analytics, Inc. — Class A	17,486	4,121,975
Coca-Cola Europacific Partners plc	55,703	3,896,425
Biogen, Inc.*	17,726	3,822,257
Illumina, Inc.*	19,377	2,660,850
Total Consumer, Non-cyclical		207,574,925

Consumer, Cyclical - 8.3%
Tesla, Inc.*	227,600	40,009,804
Costco Wholesale Corp.	54,110	39,642,609
Starbucks Corp.	138,066	12,617,852
Marriott International, Inc. — Class A	35,301	8,906,795
O’Reilly Automotive, Inc.*	7,199	8,126,807
PACCAR, Inc.	63,885	7,914,713
Copart, Inc.*	117,245	6,790,831
Ross Stores, Inc.	41,055	6,025,232
Lululemon Athletica, Inc.*	14,764	5,767,556
Fastenal Co.	69,781	5,382,906
Dollar Tree, Inc.*	26,568	3,537,529
Walgreens Boots Alliance, Inc.	105,162	2,280,964
Total Consumer, Cyclical		147,003,598

Industrial - 1.8%
Honeywell International, Inc.	79,530	16,323,533
CSX Corp.	238,906	8,856,245
Old Dominion Freight Line, Inc.	26,544	5,821,365
Total Industrial		31,001,143

Basic Materials - 1.5%
Linde plc	58,726	27,267,656

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
NASDAQ-100® FUND

	Shares	Value
Utilities - 1.2%
Constellation Energy Corp.	38,616	$7,138,168
American Electric Power Company, Inc.	64,166	5,524,693
Exelon Corp.	121,889	4,579,370
Xcel Energy, Inc.	67,698	3,638,767
Total Utilities		20,880,998

Energy - 0.5%
Diamondback Energy, Inc.	21,761	4,312,377
Baker Hughes Co.	122,052	4,088,742
Total Energy		8,401,119

Total Common Stocks
(Cost $511,340,149)		1,686,164,477

MUTUAL FUNDS† - 2.9%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	2,756,359	27,315,520
Guggenheim Strategy Fund II2	575,584	14,159,378
Guggenheim Strategy Fund III[2]	370,504	9,140,329
Total Mutual Funds
(Cost $51,083,879)		50,615,227

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 1.1%
Federal Home Loan Bank
5.15% due 04/01/24[3]	$20,000,000	20,000,000
Total Federal Agency Discount Notes
(Cost $20,000,000)		20,000,000

U.S. TREASURY BILLS†† - 0.4%
U.S. Treasury Bills
5.27% due 04/23/24[3]	3,950,000	3,937,279
5.25% due 04/23/24[3,4]	1,700,000	1,694,525
5.17% due 04/16/24[3,5]	1,512,000	1,508,680
Total U.S. Treasury Bills
(Cost $7,140,519)		7,140,484

REPURCHASE AGREEMENTS††,6 - 0.7%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24[4]	6,827,975	6,827,975
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24[4]	2,626,144	2,626,144
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24[4]	2,380,373	2,380,373
Total Repurchase Agreements
(Cost $11,834,492)		11,834,492

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class X, 5.23%[8]	4,178,608	4,178,608
Total Securities Lending Collateral
(Cost $4,178,608)		4,178,608

Total Investments - 100.4%
(Cost $605,577,647)		$1,779,933,288
Other Assets & Liabilities, net - (0.4)%		(6,658,176)
Total Net Assets - 100.0%		$1,773,275,112

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
NASDAQ-100® FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	52	Jun 2024	$19,201,000	$193,643

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	Pay	6.03% (SOFR + 0.70%)	At Maturity	06/25/24	2,019	$36,862,935	$380,967
Goldman Sachs International	NASDAQ-100 Index	Pay	5.83% (Federal Funds Rate + 0.50%)	At Maturity	06/26/24	1,259	22,986,530	15,126
BNP Paribas	NASDAQ-100 Index	Pay	5.98% (Federal Funds Rate + 0.65%)	At Maturity	06/26/24	486	8,872,813	7,085
							$68,722,278	$403,178

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
NASDAQ-100® FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2024.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2024.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2024.
ADR — American Depositary Receipt
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,686,164,477	$—	$—	$1,686,164,477
Mutual Funds	50,615,227	—	—	50,615,227
Federal Agency Discount Notes	—	20,000,000	—	20,000,000
U.S. Treasury Bills	—	7,140,484	—	7,140,484
Repurchase Agreements	—	11,834,492	—	11,834,492
Securities Lending Collateral	4,178,608	—	—	4,178,608
Equity Futures Contracts**	193,643	—	—	193,643
Equity Index Swap Agreements**	—	403,178	—	403,178
Total Assets	$1,741,151,955	$39,378,154	$—	$1,780,530,109

**	This derivative is reported as unrealized appreciation/depreciation at period end.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
NASDAQ-100® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Guggenheim Strategy Funds”), each of which are open-end management investment companies managed by GI. The Guggenheim Strategy Funds, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Guggenheim Strategy Funds pay no investment management fees. The Guggenheim Strategy Funds’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Mutual Funds
Guggenheim Strategy Fund II	$13,934,899	$—	$—	$—	$224,479
Guggenheim Strategy Fund III	8,984,717	—	—	—	155,612
Guggenheim Ultra Short Duration Fund — Institutional Class	29,758,082	—	(3,000,000)	(94,831)	652,269
	$52,677,698	$—	$(3,000,000)	$(94,831)	$1,032,360

Security Name	Value 03/31/24	Shares 03/31/24	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$14,159,378	575,584	$780,890
Guggenheim Strategy Fund III	9,140,329	370,504	492,448
Guggenheim Ultra Short Duration Fund — Institutional Class	27,315,520	2,756,359	1,487,105
	$50,615,227		$2,760,443

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

STATEMENT OF ASSETS AND LIABILITIES
NASDAQ-100® FUND

March 31, 2024

Assets:
Investments in unaffiliated issuers, at value - including $3,974,088 of securities loaned (cost $542,659,276)	$1,717,483,569
Investments in affiliated issuers, at value (cost $51,083,879)	50,615,227
Repurchase agreements, at value (cost $11,834,492)	11,834,492
Cash	399,661
Unrealized appreciation on OTC swap agreements	403,178
Receivables:
Dividends	731,183
Fund shares sold	412,057
Investment Adviser	53,651
Securities lending income	30,996
Interest	6,980
Total assets	1,781,970,994

Liabilities:
Segregated cash due to broker	340,000
Payable for:
Return of securities lending collateral	4,178,608
Management fees	1,116,619
Transfer agent fees	712,355
Fund shares redeemed	401,045
Swap settlement	101,443
Distribution and service fees	96,883
Portfolio accounting and administration fees	85,800
Variation margin on futures contracts	42,900
Trustees’ fees*	16,207
Miscellaneous	1,604,022
Total liabilities	8,695,882
Net assets	$1,773,275,112

Net assets consist of:
Paid in capital	$518,130,440
Total distributable earnings (loss)	1,255,144,672
Net assets	$1,773,275,112

Investor Class:
Net assets	$1,560,082,583
Capital shares outstanding	20,316,824
Net asset value per share	$76.79

Class A:
Net assets	$95,089,213
Capital shares outstanding	1,393,160
Net asset value per share	$68.25
Maximum offering price per share (Net asset value divided by 95.25%)	$71.65

Class C:
Net assets	$81,249,132
Capital shares outstanding	1,482,772
Net asset value per share	$54.80

Class H:
Net assets	$36,854,184
Capital shares outstanding	540,099
Net asset value per share	$68.24

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
NASDAQ-100® FUND

Year Ended March 31, 2024

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $20,101)	$13,610,214
Dividends from securities of affiliated issuers	2,760,443
Interest	1,418,190
Income from securities lending, net	406,527
Total investment income	18,195,374

Expenses:
Management fees	11,779,624
Distribution and service fees:
Class A	196,983
Class C	765,053
Class H	72,757
Transfer agent fees	3,427,036
Portfolio accounting and administration fees	1,719,203
Registration fees	1,348,220
Professional fees	759,119
Trustees’ fees*	240,324
Custodian fees	213,330
Interest expense	118,650
Line of credit fees	331
Miscellaneous	1,420,191
Total expenses	22,060,821
Less:
Expenses reimbursed by Adviser	(545,048)
Expenses waived by Adviser	(603,979)
Total waived/reimbursed expenses	(1,149,027)
Net expenses	20,911,794
Net investment loss	(2,716,420)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$188,874,076
Investments in affiliated issuers	(94,831)
Swap agreements	18,244,549
Futures contracts	5,617,707
Net realized gain	212,641,501
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	295,516,732
Investments in affiliated issuers	1,032,360
Swap agreements	(2,456,596)
Futures contracts	(715,412)
Net change in unrealized appreciation (depreciation)	293,377,084
Net realized and unrealized gain	506,018,585
Net increase in net assets resulting from operations	$503,302,165

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

STATEMENTS OF CHANGES IN NET ASSETS
NASDAQ-100® FUND

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,716,420)	$(3,337,104)
Net realized gain on investments	212,641,501	10,241,757
Net change in unrealized appreciation (depreciation) on investments	293,377,084	(211,252,225)
Net increase (decrease) in net assets resulting from operations	503,302,165	(204,347,572)

Distributions to shareholders:
Investor Class	—	(77,687,668)
Class A	—	(4,843,280)
Class C	—	(7,083,939)
Class H	—	(1,710,370)
Total distributions to shareholders	—	(91,325,257)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,542,602,229	1,049,808,809
Class A	19,822,679	13,187,157
Class C	10,446,786	5,718,757
Class H	37,156,428	26,799,257
Distributions reinvested
Investor Class	—	74,594,196
Class A	—	4,570,561
Class C	—	6,551,420
Class H	—	1,709,611
Cost of shares redeemed
Investor Class	(1,651,676,803)	(1,071,528,281)
Class A	(14,123,233)	(13,908,368)
Class C	(25,335,049)	(24,159,992)
Class H	(32,030,171)	(28,494,171)
Net increase (decrease) from capital share transactions	(113,137,134)	44,848,956
Net increase (decrease) in net assets	390,165,031	(250,823,873)

Net assets:
Beginning of year	1,383,110,081	1,633,933,954
End of year	$1,773,275,112	$1,383,110,081

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
NASDAQ-100® FUND

	Year Ended March 31, 2024	Year Ended March 31, 2023
Capital share activity:
Shares sold
Investor Class	23,161,963	19,159,694
Class A	343,412	270,590
Class C	222,984	139,492
Class H	633,174	511,150
Shares issued from reinvestment of distributions
Investor Class	—	1,594,575
Class A	—	109,580
Class C	—	193,772
Class H	—	40,998
Shares redeemed
Investor Class	(24,846,491)	(19,581,281)
Class A	(243,576)	(289,295)
Class C	(543,161)	(604,030)
Class H	(543,569)	(569,921)
Net increase (decrease) in shares	(1,815,264)	975,324

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$55.65	$68.39	$63.43	$39.68	$38.39
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.10)	(.37)	(.28)	(.08)
Net gain (loss) on investments (realized and unrealized)	21.21	(8.57)	8.70	26.64	2.21
Total from investment operations	21.14	(8.67)	8.33	26.36	2.13
Less distributions from:
Net realized gains	—	(4.07)	(3.37)	(2.61)	(.84)
Total distributions	—	(4.07)	(3.37)	(2.61)	(.84)
Net asset value, end of period	$76.79	$55.65	$68.39	$63.43	$39.68

Total Return	37.99%	(11.56%)	12.69%	66.78%	5.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,560,083	$1,224,330	$1,424,456	$1,386,721	$888,189
Ratios to average net assets:
Net investment income (loss)	(0.11%)	(0.19%)	(0.53%)	(0.50%)	(0.19%)
Total expenses[b]	1.34%	1.30%	1.25%	1.33%	1.37%
Net expenses[c]	1.27%	1.27%	1.24%	1.33%	1.37%
Portfolio turnover rate	70%	50%	44%	57%	54%

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$49.59	$61.69	$57.63	$36.29	$35.26
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.21)	(.50)	(.39)	(.17)
Net gain (loss) on investments (realized and unrealized)	18.87	(7.82)	7.93	24.34	2.04
Total from investment operations	18.66	(8.03)	7.43	23.95	1.87
Less distributions from:
Net realized gains	—	(4.07)	(3.37)	(2.61)	(.84)
Total distributions	—	(4.07)	(3.37)	(2.61)	(.84)
Net asset value, end of period	$68.25	$49.59	$61.69	$57.63	$36.29

Total Return[d]	37.63%	(11.78%)	12.40%	66.37%	5.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$95,089	$64,133	$74,179	$69,808	$41,054
Ratios to average net assets:
Net investment income (loss)	(0.36%)	(0.43%)	(0.78%)	(0.75%)	(0.44%)
Total expenses[b]	1.59%	1.54%	1.50%	1.58%	1.62%
Net expenses[c]	1.51%	1.52%	1.49%	1.58%	1.62%
Portfolio turnover rate	70%	50%	44%	57%	54%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$40.11	$51.32	$48.76	$31.18	$30.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(.52)	(.48)	(.82)	(.66)	(.39)
Net gain (loss) on investments (realized and unrealized)	15.21	(6.66)	6.75	20.85	1.77
Total from investment operations	14.69	(7.14)	5.93	20.19	1.38
Less distributions from:
Net realized gains	—	(4.07)	(3.37)	(2.61)	(.84)
Total distributions	—	(4.07)	(3.37)	(2.61)	(.84)
Net asset value, end of period	$54.80	$40.11	$51.32	$48.76	$31.18

Total Return[d]	36.62%	(12.45%)	11.57%	65.17%	4.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$81,249	$72,314	$106,419	$115,315	$80,633
Ratios to average net assets:
Net investment income (loss)	(1.12%)	(1.19%)	(1.53%)	(1.50%)	(1.19%)
Total expenses[b]	2.34%	2.29%	2.25%	2.33%	2.37%
Net expenses[c]	2.27%	2.27%	2.24%	2.33%	2.37%
Portfolio turnover rate	70%	50%	44%	57%	54%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$49.57	$61.67	$57.61	$36.28	$35.26
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	(.21)	(.51)	(.38)	(.16)
Net gain (loss) on investments (realized and unrealized)	18.87	(7.82)	7.94	24.32	2.02
Total from investment operations	18.67	(8.03)	7.43	23.94	1.86
Less distributions from:
Net realized gains	—	(4.07)	(3.37)	(2.61)	(.84)
Total distributions	—	(4.07)	(3.37)	(2.61)	(.84)
Net asset value, end of period	$68.24	$49.57	$61.67	$57.61	$36.28

Total Return	37.66%	(11.77%)	12.41%	66.36%	5.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,854	$22,333	$28,879	$24,532	$23,777
Ratios to average net assets:
Net investment income (loss)	(0.35%)	(0.42%)	(0.79%)	(0.75%)	(0.43%)
Total expenses[b]	1.59%	1.54%	1.50%	1.59%	1.62%
Net expenses[c]	1.51%	1.52%	1.49%	1.59%	1.62%
Portfolio turnover rate	70%	50%	44%	57%	54%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, Class A shares, Class C shares, Class H shares, Class P shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of Class A shares. Class A shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. Class A share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. Class C shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Class C shares automatically convert to Class A shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2024, the Trust consisted of fifty-two funds (the “Funds”).

This report covers the NASDAQ-100® Fund (the “Fund”), a non-diversified investment company.

At March 31, 2024, Class A, Class C, Investor Class and Class H shares have been issued by the Fund.

The Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Fund’s shares. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

26 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities attributable to the share class by the number of outstanding shares of the share class on the specified date.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service providers.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

THE RYDEX FUNDS ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (continued)

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by pricing service providers, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service provider.

Futures contracts are valued on the basis of the last sale price as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation of the underlying securities would provide a more accurate valuation of the futures contract.

Swap agreements entered into by the Fund are generally valued using an evaluated price provided by a pricing service provider.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

28 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Fund’s Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions

THE RYDEX FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(g) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(h) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(i) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at March 31, 2024.

(j) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

30 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with the Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Fund’s Statement of Assets and Liabilities; securities held as collateral are noted on the Fund’s Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

		Average Notional Amount
Use	Long	Short
Index exposure, Liquidity	$21,917,711	$—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are

THE RYDEX FUNDS ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (continued)

executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the New York Stock Exchange (“NYSE”) or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Use	Long	Short
Index exposure, Liquidity	$57,862,091	$—

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2024:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	—	Variation margin on futures contracts
	Unrealized appreciation on OTC swap agreements	—

32 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2024:

Asset Derivative Investments Value
Futures Equity Risk*	Swaps Equity Risk	Total Value at March 31, 2024
$193,643	$403,178	$596,821

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Fund’s Schedule of Investments. For exchange-traded derivatives, variation margin is reported within the Fund’s Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended March 31, 2024:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Statement of Operations categorized by primary risk exposure for the year ended March 31, 2024:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Equity Risk	Swaps Equity Risk	Total
$5,617,707	$18,244,549	$23,862,256

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Equity Risk	Swaps Equity Risk	Total
$(715,412)	$(2,456,596)	$(3,172,008)

THE RYDEX FUNDS ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (continued)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from

34 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Swap equity contracts	$403,178	$—	403,178	$—	$(340,000)	$63,178

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2024.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Total return swap agreements	$—	$340,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

THE RYDEX FUNDS ANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees on a monthly basis calculated daily at an annualized rate of 0.75% of the average daily net assets of the Fund.

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by the Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
$1 billion - $2 billion	0.050%
> $2 billion	0.075%

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NOTES TO FINANCIAL STATEMENTS (continued)

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted separate Distribution Plans applicable to Class A, Class P and Class H shares, for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services it performs.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to Class C shares, that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2024, GFD retained sales charges of $75,543 relating to sales of Class A shares of the Trust.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap, if any, in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended March 31, 2024, the Fund waived $68,441 related to investments in affiliated funds.

Effective August 1, 2022, GI has contractually agreed to waive and/or reimburse expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets in excess of $500,000,000. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice to the Adviser. In addition, the agreement will terminate automatically if the Advisory Agreement, with respect to the Fund, is terminated, with such termination effective upon the effective date of the termination of the Advisory Agreement.

On May 24, 2023, the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for the Fund in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. This arrangement went

THE RYDEX FUNDS ANNUAL REPORT | 37

NOTES TO FINANCIAL STATEMENTS (continued)

into effect on August 1, 2023 and the end of the initial term is August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice to the Adviser. In addition, the agreement will terminate automatically if the Advisory Agreement, with respect to the Fund, is terminated, with such termination effective upon the effective date of the termination of the Advisory Agreement.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Fund’s custodian. As custodian, U.S. Bank is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Fund transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

38 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2024, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Notes
5.31%			0.25% - 5.00%
Due 04/01/24	$166,514,975	$166,588,658	Due 03/31/24 - 02/15/33	$172,847,100	$169,834,991

			U.S. Treasury Strips
			0.00%
			Due 11/15/27 - 05/15/48	4,894	4,141

			U.S. Treasury Bills
			0.00%
			Due 04/11/24 - 05/02/24	4,500	4,480

			U.S. Treasury Bond
			4.50%
			Due 05/15/38	800	840

			U.S. Treasury Inflation Indexed Bond
			0.13%
			Due 04/15/27	874	823
				172,858,168	169,845,275
BofA Securities, Inc.			U.S. Treasury Note
5.31%			0.75%
Due 04/01/24	64,044,221	64,072,561	Due 03/31/26	70,171,700	65,325,118

Barclays Capital, Inc.			U.S. Treasury Notes
5.30%			0.63% - 3.50%
Due 04/01/24	58,050,546	58,076,185	Due 11/30/27 - 02/15/33	64,598,100	59,211,567

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Fund may lend its securities to approved brokers to earn additional income. Securities lending income shown on the Fund’s Statement of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Fund acts as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Fund receives cash collateral, valued at 102%

THE RYDEX FUNDS ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (continued)

of the value of the securities on loan. Under the terms of the Fund’s securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Fund bears the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates the risk, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2024, the Fund participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

Gross Amounts Not Offset in the Statement of Assets and Liabilities			Securities Lending Collateral
Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
$3,974,088	$(3,974,088)	$—	$4,178,608	$—	$4,178,608

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to over-collateralization.

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for

40 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

There were no distributions paid during the year ended March 31, 2024.

The tax character of distributions paid during the year ended March 31, 2023 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$—	$91,325,257	$91,325,257

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2024 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$44,520,109	$88,030,402	$1,122,594,161	$—	$1,255,144,672

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2024, the Fund had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales, distributions in connection with redemption of fund shares, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of March 31, 2024 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$76,864,420	$(76,864,420)

THE RYDEX FUNDS ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$657,742,305	$1,126,401,039	$(3,806,878)	$1,122,594,161

Note 9 – Securities Transactions

For the year ended March 31, 2024, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$1,080,647,883	$1,184,694,733

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2024, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$344,773,879	$486,851,477	$26,041,843

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $200,000,000 line of credit from U.S. Bank, N.A. On June 5, 2023, the line of credit agreement was renewed and expires on June 3, 2024. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 6.39% for the year ended March 31, 2024. The Fund did not have any borrowings outstanding under this agreement at March 31, 2024.

The average daily balance borrowed for the year ended March 31, 2024 was $5,216.

42 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country, geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE RYDEX FUNDS ANNUAL REPORT | 43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of NASDAQ-100® Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of NASDAQ-100® Fund (the “Fund”) (one of the funds constituting Rydex Series Funds (the “Trust”)), including the schedule of investments, as of March 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Rydex Series Funds) at March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities

44 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

owned as of March 31, 2024, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 22, 2024

THE RYDEX FUNDS ANNUAL REPORT | 45

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2025, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2024.

With respect to the taxable year ended March 31, 2024, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$—	$76,864,420

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of the Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

46 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at https://www.sec.gov. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and will be made available, upon request and without charge, by calling 800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 47

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

48 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm) (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

THE RYDEX FUNDS ANNUAL REPORT | 49

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, Lydon Media (2016-present); Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research and digital distribution provider) (2022-present). Former: Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	152

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (2023-present); The 2023 ETF Series II (1) (2023-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

50 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); Endeavor Health (2012-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS ANNUAL REPORT | 51

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	152

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

52 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS ANNUAL REPORT | 53

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and/or Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152

Former: Guggenheim Energy & Income Fund (2018-2023); Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

54 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Funds Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

THE RYDEX FUNDS ANNUAL REPORT | 55

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

56 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE RYDEX FUNDS ANNUAL REPORT | 57

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

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The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms

58 | THE RYDEX FUNDS ANNUAL REPORT

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governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

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We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

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Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

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THE RYDEX FUNDS ANNUAL REPORT | 59

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

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European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

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How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS ANNUAL REPORT | 61

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3.31.2024

Rydex Funds Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund

International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	10
S&P 500® PURE VALUE FUND	18
S&P MIDCAP 400® PURE GROWTH FUND	26
S&P MIDCAP 400® PURE VALUE FUND	34
S&P SMALLCAP 600® PURE GROWTH FUND	42
S&P SMALLCAP 600® PURE VALUE FUND	51
EUROPE 1.25x STRATEGY FUND	60
JAPAN 2x STRATEGY FUND	70
STRENGTHENING DOLLAR 2x STRATEGY FUND	78
WEAKENING DOLLAR 2x STRATEGY FUND	86
NOTES TO FINANCIAL STATEMENTS	94
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	109
OTHER INFORMATION	110
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	112
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	118

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2024

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our Rydex funds (the “Fund” or “Funds”). This report covers performance for the annual period ended March 31, 2024 (the “Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2024

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ●The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2024

reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more information on these and other risks, please read the prospectus.

The S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, and S&P SmallCap 600® Pure Value Fund may not be suitable for all investors. ● The Funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole. ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ●The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the Funds are not actively “managed” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of Funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. ● The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds’ ability to achieve its investment objective and may decrease the Fund’s performance. ●These Funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more information on these and other risks, please read the prospectus.

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations n the value of Fund shares than would occur in a more diversified fund. ● For more information on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2024

While job growth remains robust, recent labor data brought increased confidence in a labor market in better balance, allowing for inflation to soften further. Labor force growth remains strong, aided by high immigration flows, helping bring labor supply in line with gradually cooling demand. The Small Business Survey indicates that plans to increase compensation have returned to pre-COVID levels. Additionally, Bureau of Labor Statistics data reveal a continued decline in the “quits rate,” reducing the pressure on businesses to raise wages to attract or retain employees. These developments suggest wage pressures may ease further by year end. And despite some speculation against any Federal Reserve (“Fed”) rate cuts materializing in 2024, we continue to anticipate cuts later this year.

Following the stronger-than-expected March Consumer Price Index, we believe that there is a high probability that the easing cycle will start in the second half of the year, since the Fed will likely need more time to gather confirming data. In the latest Summary of Economic Projections, the Federal Open Market Committee (“FOMC”) significantly increased the median forecast for 2024 U.S. gross domestic product, slightly increased it for core personal consumption expenditures year over year, and continues to expect no material increase in the unemployment rate. These adjustments left the median view for three rate cuts for 2024, which suggests the bar is very high for the Fed to keep rates where they are all year, and even higher for more rate hikes to materialize.

Amid this macroeconomic backdrop, in the first quarter of 2024 the two-year Treasury yield increased to 4.59% from 4.23%, and the 10-year Treasury yield increased to 4.20% from 3.88%, keeping the inverted 2s/10s yield curve consistent at 39 basis points as of the end of the Reporting Period, up four basis points since the start of the year. One basis point equals 0.01%. In general, spreads to Treasurys have remained tight across sectors. In investment-grade corporate bonds, BBB-rated bonds continued to remain attractive relative to A and BB-rated bonds, and supply slowed toward the end of the first quarter of 2024, which we believe should support spreads in the near term. High yield bond spreads tightened during the first quarter of 2024 to 301 basis points from 323 basis points at the start of the year, while leveraged loans’ discount margins to maturity tightened to 509 basis points from 528 basis points. Structured credit spreads tightened marginally amid strong demand. Investor demand and an improved arbitrage led to robust new collateralized loan obligation issuance, and tightening liabilities led to an increase in refinances/resets.

Looking forward, Fed officials continue to advocate for a patient approach. A conventional easing cycle is therefore far from guaranteed. Market expectations have already adjusted significantly from market-implied expectations of six rate cuts in 2024 just two months ago to only three as of the end of the Reporting Period, aligning more closely with the FOMC’s views. So far, the market has taken this delay in stride, but its patience and assessment of credit risk could be tested.

For the Reporting Period, the S&P 500® Index* returned 29.88%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 15.32%. The return of the MSCI Emerging Markets Index* was 8.15%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 1.70% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 11.15%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 5.27% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2024

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX Europe 50® Index provides a blue-chip representation of supersector leaders in Europe. The index covers 50 stocks from 17 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

ICE U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more information on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2023 and ending March 31, 2024.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund
Class A	1.57%	21.46%	$1,000.00	$1,214.60	$8.69
Class C	2.32%	21.02%	1,000.00	1,210.20	12.82
Class H	1.57%	21.48%	1,000.00	1,214.80	8.69
S&P 500® Pure Value Fund
Class A	1.57%	20.89%	1,000.00	1,208.90	8.67
Class C	2.33%	20.44%	1,000.00	1,204.40	12.84
Class H	1.58%	20.89%	1,000.00	1,208.90	8.73
S&P MidCap 400® Pure Growth Fund
Class A	1.57%	28.84%	1,000.00	1,288.40	8.98
Class C	2.32%	28.34%	1,000.00	1,283.40	13.24
Class H	1.53%	28.80%	1,000.00	1,288.00	8.75
S&P MidCap 400® Pure Value Fund
Class A	1.57%	20.92%	1,000.00	1,209.20	8.67
Class C	2.32%	20.49%	1,000.00	1,204.90	12.79
Class H	1.60%	20.97%	1,000.00	1,209.70	8.84
S&P SmallCap 600® Pure Growth Fund
Class A	1.57%	20.69%	1,000.00	1,206.90	8.66
Class C	2.32%	20.23%	1,000.00	1,202.30	12.77
Class H	1.57%	20.69%	1,000.00	1,206.90	8.66
S&P SmallCap 600® Pure Value Fund
Class A	1.58%	18.19%	1,000.00	1,181.90	8.62
Class C	2.33%	17.74%	1,000.00	1,177.40	12.68
Class H	1.59%	18.17%	1,000.00	1,181.70	8.67
Europe 1.25x Strategy Fund
Class A	1.70%	19.65%	1,000.00	1,196.50	9.34
Class C	2.46%	19.19%	1,000.00	1,191.90	13.48
Class H	1.69%	19.62%	1,000.00	1,196.20	9.28
Japan 2x Strategy Fund
Class A	1.54%	49.98%	1,000.00	1,499.80	9.62
Class C	2.23%	49.49%	1,000.00	1,494.90	13.91
Class H	1.55%	49.98%	1,000.00	1,499.80	9.69
Strengthening Dollar 2x Strategy Fund
Class A	1.93%	(0.11%)	1,000.00	998.90	9.64
Class C	2.68%	(0.52%)	1,000.00	994.80	13.37
Class H	1.93%	(0.13%)	1,000.00	998.70	9.64
Weakening Dollar 2x Strategy Fund
Class A	1.94%	2.62%	1,000.00	1,026.20	9.83
Class C	2.92%	2.10%	1,000.00	1,021.00	14.75
Class H	1.94%	2.62%	1,000.00	1,026.20	9.83

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund
Class A	1.57%	5.00%	$1,000.00	$1,017.15	$7.92
Class C	2.32%	5.00%	1,000.00	1,013.40	11.68
Class H	1.57%	5.00%	1,000.00	1,017.15	7.92
S&P 500® Pure Value Fund
Class A	1.57%	5.00%	1,000.00	1,017.15	7.92
Class C	2.33%	5.00%	1,000.00	1,013.35	11.73
Class H	1.58%	5.00%	1,000.00	1,017.10	7.97
S&P MidCap 400® Pure Growth Fund
Class A	1.57%	5.00%	1,000.00	1,017.15	7.92
Class C	2.32%	5.00%	1,000.00	1,013.40	11.68
Class H	1.53%	5.00%	1,000.00	1,017.35	7.72
S&P MidCap 400® Pure Value Fund
Class A	1.57%	5.00%	1,000.00	1,017.15	7.92
Class C	2.32%	5.00%	1,000.00	1,013.40	11.68
Class H	1.60%	5.00%	1,000.00	1,017.00	8.07
S&P SmallCap 600® Pure Growth Fund
Class A	1.57%	5.00%	1,000.00	1,017.15	7.92
Class C	2.32%	5.00%	1,000.00	1,013.40	11.68
Class H	1.57%	5.00%	1,000.00	1,017.15	7.92
S&P SmallCap 600® Pure Value Fund
Class A	1.58%	5.00%	1,000.00	1,017.10	7.97
Class C	2.33%	5.00%	1,000.00	1,013.35	11.73
Class H	1.59%	5.00%	1,000.00	1,017.05	8.02
Europe 1.25x Strategy Fund
Class A	1.70%	5.00%	1,000.00	1,016.50	8.57
Class C	2.46%	5.00%	1,000.00	1,012.70	12.38
Class H	1.69%	5.00%	1,000.00	1,016.55	8.52
Japan 2x Strategy Fund
Class A	1.54%	5.00%	1,000.00	1,017.30	7.77
Class C	2.23%	5.00%	1,000.00	1,013.85	11.23
Class H	1.55%	5.00%	1,000.00	1,017.25	7.82
Strengthening Dollar 2x Strategy Fund
Class A	1.93%	5.00%	1,000.00	1,015.35	9.72
Class C	2.68%	5.00%	1,000.00	1,011.60	13.48
Class H	1.93%	5.00%	1,000.00	1,015.35	9.72
Weakening Dollar 2x Strategy Fund
Class A	1.94%	5.00%	1,000.00	1,015.30	9.77
Class C	2.92%	5.00%	1,000.00	1,010.40	14.68
Class H	1.94%	5.00%	1,000.00	1,015.30	9.77

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2023 to March 31, 2024.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the Reporting Period, S&P 500® Pure Growth Fund Class H returned 21.21%, compared with a return of 23.22% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors that contributed the most to the return of the underlying index for the Reporting Period were Information Technology, Industrials, and Energy. The only sectors that detracted were Consumer Staples and Materials.

The holdings that contributed the most to the return of the underlying index for the Reporting Period were NVIDIA Corp., KLA Corp., and Arista Networks, Inc. Those that detracted the most were SolarEdge Technologies, Inc., Enphase Energy, Inc., and Tesla, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Class A	September 1, 2004
Class C	February 20, 2004
Class H	February 20, 2004

Ten Largest Holdings	% of Total Net Assets
NVIDIA Corp.	3.9%
Arista Networks, Inc.	2.7%
Super Micro Computer, Inc.	2.7%
Uber Technologies, Inc.	2.6%
Royal Caribbean Cruises Ltd.	2.6%
Builders FirstSource, Inc.	2.5%
Advanced Micro Devices, Inc.	2.4%
Monolithic Power Systems, Inc.	2.3%
PulteGroup, Inc.	2.2%
KLA Corp.	2.2%
Top Ten Total	26.1%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	21.19%	9.05%	8.96%
Class A Shares with sales charge†	15.43%	8.00%	8.43%
Class C Shares	20.28%	8.24%	8.15%
Class C Shares with CDSC‡	19.28%	8.24%	8.15%
Class H Shares	21.21%	9.06%	8.96%
S&P 500 Pure Growth Index	23.22%	10.84%	10.75%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Class A and Class H shares only; performance for Class C shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2024
S&P 500® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Technology - 32.6%
NVIDIA Corp.	1,353	$1,222,517
Super Micro Computer, Inc.*	828	836,305
Advanced Micro Devices, Inc.*	4,127	744,882
Monolithic Power Systems, Inc.	1,093	740,420
KLA Corp.	1,006	702,761
Applied Materials, Inc.	2,769	571,051
ServiceNow, Inc.*	748	570,275
Lam Research Corp.	512	497,444
Intuit, Inc.	750	487,500
Broadcom, Inc.	346	458,592
Cadence Design Systems, Inc.*	1,397	434,858
Fortinet, Inc.*	5,876	401,390
Salesforce, Inc.	1,276	384,306
Microsoft Corp.	912	383,697
Oracle Corp.	2,944	369,796
Synopsys, Inc.*	617	352,615
Adobe, Inc.*	628	316,889
Tyler Technologies, Inc.*	690	293,257
Fair Isaac Corp.*	232	289,909
Apple, Inc.	1,190	204,061
Total Technology		10,262,525

Consumer, Cyclical - 25.8%
Royal Caribbean Cruises Ltd.*	5,901	820,298
PulteGroup, Inc.	5,841	704,542
Live Nation Entertainment, Inc.*	6,311	667,515
Marriott International, Inc. — Class A	2,565	647,175
DR Horton, Inc.	3,877	637,960
Deckers Outdoor Corp.*	668	628,762
Hilton Worldwide Holdings, Inc.	2,792	595,561
Copart, Inc.*	9,297	538,482
Chipotle Mexican Grill, Inc. — Class A*	175	508,685
NVR, Inc.*	55	445,498
Norwegian Cruise Line Holdings Ltd.*	21,198	443,674
Wynn Resorts Ltd.	3,812	389,701
Lululemon Athletica, Inc.*	984	384,400
Tesla, Inc.*	2,127	373,905
Ross Stores, Inc.	2,303	337,988
Total Consumer, Cyclical		8,124,146

Communications - 16.9%
Arista Networks, Inc.*	2,896	839,782
Uber Technologies, Inc.*	10,765	828,797
Booking Holdings, Inc.	193	700,181
Meta Platforms, Inc. — Class A	1,418	688,552
Palo Alto Networks, Inc.*	1,796	510,297
Expedia Group, Inc.*	3,214	442,729
Amazon.com, Inc.*	2,406	433,994
Netflix, Inc.*	602	365,613
Alphabet, Inc. — Class A*	1,904	287,371
Alphabet, Inc. — Class C*	1,604	244,225
Total Communications		5,341,541

Industrial - 7.5%
Builders FirstSource, Inc.*	3,812	794,993
Axon Enterprise, Inc.*	1,514	473,700
Fortive Corp.	5,276	453,842
Old Dominion Freight Line, Inc.	1,662	364,493
TransDigm Group, Inc.	238	293,121
Total Industrial		2,380,149

Energy - 6.6%
Targa Resources Corp.	5,738	642,598
Diamondback Energy, Inc.	2,867	568,153
APA Corp.	13,792	474,169
Hess Corp.	2,510	383,127
Total Energy		2,068,047

Consumer, Non-cyclical - 6.2%
United Rentals, Inc.	832	599,964
Corpay, Inc.*	1,217	375,493
Eli Lilly & Co.	474	368,753
West Pharmaceutical Services, Inc.	874	345,851
Gartner, Inc.*	557	265,505
Total Consumer, Non-cyclical		1,955,566

Basic Materials - 2.2%
Celanese Corp. — Class A	3,997	686,924

Financial - 1.7%
Arch Capital Group Ltd.*	5,914	546,690

Total Common Stocks
(Cost $24,923,975)		31,365,588

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.8%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$137,401	137,401
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	52,846	52,846
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	47,901	47,901
Total Repurchase Agreements
(Cost $238,148)		238,148

Total Investments - 100.3%
(Cost $25,162,123)		$31,603,736
Other Assets & Liabilities, net - (0.3)%		(81,377)
Total Net Assets - 100.0%		$31,522,359

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
S&P 500® PURE GROWTH FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$31,365,588	$—	$—	$31,365,588
Repurchase Agreements	—	238,148	—	238,148
Total Assets	$31,365,588	$238,148	$—	$31,603,736

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value (cost $24,923,975)	$31,365,588
Repurchase agreements, at value (cost $238,148)	238,148
Cash	6,674
Receivables:
Dividends	4,916
Fund shares sold	3,209
Interest	140
Total assets	31,618,675

Liabilities:
Payable for:
Management fees	22,567
Fund shares redeemed	19,477
Transfer agent fees	14,180
Professional Fees	10,033
Distribution and service fees	8,947
Printing Fees	6,407
Portfolio accounting and administration fees	3,084
Trustees’ fees*	334
Miscellaneous	11,287
Total liabilities	96,316
Net assets	$31,522,359

Net assets consist of:
Paid in capital	$28,523,106
Total distributable earnings (loss)	2,999,253
Net assets	$31,522,359
Class A:
Net assets	$9,275,020
Capital shares outstanding	102,303
Net asset value per share	$90.66
Maximum offering price per share (Net asset value divided by 95.25%)	$95.18
Class C:
Net assets	$2,201,756
Capital shares outstanding	29,348
Net asset value per share	$75.02
Class H:
Net assets	$20,045,583
Capital shares outstanding	221,120
Net asset value per share	$90.65

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends	$495,716
Interest	10,837
Total investment income	506,553

Expenses:
Management fees	255,040
Distribution and service fees:
Class A	20,601
Class C	25,591
Class H	58,006
Transfer agent fees	73,807
Portfolio accounting and administration fees	51,834
Registration fees	32,271
Professional fees	15,628
Trustees’ fees*	5,649
Custodian fees	4,826
Miscellaneous	15,245
Total expenses	558,498
Less:
Expenses reimbursed by Adviser	(12,036)
Net expenses	546,462
Net investment loss	(39,909)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	473,930
Net realized gain	473,930
Net change in unrealized appreciation (depreciation) on:
Investments	3,751,669
Net change in unrealized appreciation (depreciation)	3,751,669
Net realized and unrealized gain	4,225,599
Net increase in net assets resulting from operations	$4,185,690

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(39,909)	$(46,324)
Net realized gain (loss) on investments	473,930	(859,188)
Net change in unrealized appreciation (depreciation) on investments	3,751,669	(6,601,380)
Net increase (decrease) in net assets resulting from operations	4,185,690	(7,506,892)

Capital share transactions:
Proceeds from sale of shares
Class A	2,556,282	1,613,405
Class C	1,772,328	949,811
Class H	253,179,686	141,950,955
Cost of shares redeemed
Class A	(2,695,246)	(2,131,424)
Class C	(3,076,091)	(2,274,255)
Class H	(258,609,418)	(141,586,134)
Net decrease from capital share transactions	(6,872,459)	(1,477,642)
Net decrease in net assets	(2,686,769)	(8,984,534)

Net assets:
Beginning of year	34,209,128	43,193,662
End of year	$31,522,359	$34,209,128

Capital share activity:
Shares sold
Class A	32,924	20,935
Class C	27,685	14,621
Class H	3,256,450	1,856,336
Shares redeemed
Class A	(34,867)	(28,047)
Class C	(47,995)	(35,021)
Class H	(3,347,039)	(1,850,589)
Net decrease in shares	(112,842)	(21,765)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$74.81	$90.73	$84.03	$53.91	$65.86
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(.05)	(1.11)	(.80)	(.29)
Net gain (loss) on investments (realized and unrealized)	16.00	(15.87)	10.27	34.07	(8.09)
Total from investment operations	15.85	(15.92)	9.16	33.27	(8.38)
Less distributions from:
Net realized gains	—	—	(2.46)	(3.15)	(3.57)
Total distributions	—	—	(2.46)	(3.15)	(3.57)
Net asset value, end of period	$90.66	$74.81	$90.73	$84.03	$53.91

Total Return[b]	21.19%	(17.55%)	10.53%	61.92%	(13.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,275	$7,799	$10,104	$9,724	$7,656
Ratios to average net assets:
Net investment income (loss)	(0.20%)	(0.06%)	(1.15%)	(1.06%)	(0.43%)
Total expenses	1.59%	1.55%	1.51%	1.60%	1.63%
Net expenses[c]	1.55%	1.55%	1.51%	1.60%	1.63%
Portfolio turnover rate	649%	434%	727%	240%	282%

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$62.37	$76.21	$71.42	$46.47	$57.65
Income (loss) from investment operations:
Net investment income (loss)[a]	(.58)	(.55)	(1.55)	(1.16)	(.69)
Net gain (loss) on investments (realized and unrealized)	13.23	(13.29)	8.80	29.26	(6.92)
Total from investment operations	12.65	(13.84)	7.25	28.10	(7.61)
Less distributions from:
Net realized gains	—	—	(2.46)	(3.15)	(3.57)
Total distributions	—	—	(2.46)	(3.15)	(3.57)
Net asset value, end of period	$75.02	$62.37	$76.21	$71.42	$46.47

Total Return[b]	20.28%	(18.16%)	9.71%	60.69%	(14.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,202	$3,097	$5,339	$7,314	$6,050
Ratios to average net assets:
Net investment income (loss)	(0.91%)	(0.85%)	(1.91%)	(1.80%)	(1.18%)
Total expenses	2.34%	2.30%	2.26%	2.35%	2.38%
Net expenses[c]	2.30%	2.30%	2.26%	2.35%	2.38%
Portfolio turnover rate	649%	434%	727%	240%	282%

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$74.79	$90.70	$84.00	$53.89	$65.84
Income (loss) from investment operations:
Net investment income (loss)[a]	—	(.02)	(1.19)	(.77)	(.29)
Net gain (loss) on investments (realized and unrealized)	15.86	(15.89)	10.35	34.03	(8.09)
Total from investment operations	15.86	(15.91)	9.16	33.26	(8.38)
Less distributions from:
Net realized gains	—	—	(2.46)	(3.15)	(3.57)
Total distributions	—	—	(2.46)	(3.15)	(3.57)
Net asset value, end of period	$90.65	$74.79	$90.70	$84.00	$53.89

Total Return	21.21%	(17.54%)	10.53%	61.92%	(13.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,046	$23,313	$27,751	$22,141	$25,981
Ratios to average net assets:
Net investment income (loss)	(0.00%)[d]	(0.03%)	(1.21%)	(1.03%)	(0.44%)
Total expenses	1.59%	1.55%	1.51%	1.61%	1.63%
Net expenses[c]	1.55%	1.55%	1.51%	1.61%	1.63%
Portfolio turnover rate	649%	434%	727%	240%	282%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Less than (0.01%).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the Reporting Period, S&P 500® Pure Value Fund Class H returned 17.95%, compared with a return of 19.88% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors that contributed the most to the return of the underlying index for the Reporting Period were Financials, Consumer Discretionary, and Health Care. The only sectors that detracted were Communication Services and Consumer Staples.

The holdings that contributed the most to the return of the underlying index for the Reporting Period were PulteGroup, Inc., Westrock Co., and Phillips 66. Those that detracted the most were Paramount Global – Class B, Warner Bros. Discovery, Inc., and Walgreens Boots Alliance, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Class A	September 1, 2004
Class C	February 20, 2004
Class H	February 20, 2004

Ten Largest Holdings	% of Total Net Assets
General Motors Co.	3.9%
Berkshire Hathaway, Inc. — Class B	3.5%
Ford Motor Co.	2.8%
Viatris, Inc.	2.2%
Mohawk Industries, Inc.	2.2%
Valero Energy Corp.	2.2%
United Airlines Holdings, Inc.	2.2%
CVS Health Corp.	2.2%
Tyson Foods, Inc. — Class A	2.1%
Citigroup, Inc.	2.1%
Top Ten Total	25.4%

“Ten Largest Holdings” excludes any temporary cash investments.

18 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	17.93%	8.05%	6.48%
Class A Shares with sales charge†	12.33%	7.00%	5.96%
Class C Shares	17.07%	7.24%	5.69%
Class C Shares with CDSC‡	16.07%	7.24%	5.69%
Class H Shares	17.95%	8.05%	6.48%
S&P 500 Pure Value Index	19.88%	9.97%	8.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Class A and Class H shares only; performance for Class C shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	March 31, 2024
S&P 500® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Financial - 30.8%
Berkshire Hathaway, Inc. — Class B*	854	$359,124
Citigroup, Inc.	3,386	214,131
Invesco Ltd.	10,932	181,362
Citizens Financial Group, Inc.	4,841	175,680
Capital One Financial Corp.	883	131,470
Truist Financial Corp.	3,143	122,514
Synchrony Financial	2,435	104,997
Prudential Financial, Inc.	893	104,838
Loews Corp.	1,314	102,873
American International Group, Inc.	1,286	100,527
Wells Fargo & Co.	1,681	97,431
Bank of America Corp.	2,542	96,393
M&T Bank Corp.	662	96,281
Huntington Bancshares, Inc.	6,039	84,244
Franklin Resources, Inc.	2,970	83,487
Bank of New York Mellon Corp.	1,435	82,685
KeyCorp	5,199	82,196
Regions Financial Corp.	3,837	80,730
State Street Corp.	1,021	78,944
Hartford Financial Services Group, Inc.	681	70,177
Goldman Sachs Group, Inc.	162	67,666
MetLife, Inc.	895	66,328
Comerica, Inc.	1,166	64,118
Assurant, Inc.	326	61,366
Everest Group Ltd.	150	59,625
Fifth Third Bancorp	1,544	57,452
PNC Financial Services Group, Inc.	349	56,398
Allstate Corp.	315	54,498
Travelers Companies, Inc.	236	54,313
Cincinnati Financial Corp.	434	53,890
Alexandria Real Estate Equities, Inc. REIT	415	53,498
U.S. Bancorp	1,174	52,478
Principal Financial Group, Inc.	606	52,304
Total Financial		3,204,018

Consumer, Non-cyclical - 24.8%
Viatris, Inc.	19,343	230,955
CVS Health Corp.	2,799	223,248
Tyson Foods, Inc. — Class A	3,696	217,066
Kroger Co.	3,413	194,985
Bunge Global S.A.	1,815	186,074
Centene Corp.*	2,351	184,507
Cigna Group	412	149,635
McKesson Corp.	270	144,950
Cencora, Inc. — Class A	588	142,878
Cardinal Health, Inc.	1,088	121,747
Universal Health Services, Inc. — Class B	588	107,286
Archer-Daniels-Midland Co.	1,705	107,091
Kraft Heinz Co.	2,660	98,154
Molson Coors Beverage Co. — Class B	1,399	94,083
Elevance Health, Inc.	117	60,669
Bio-Rad Laboratories, Inc. — Class A*	161	55,685
Sysco Corp.	684	55,527
Conagra Brands, Inc.	1,864	55,249
Corteva, Inc.	951	54,844
Henry Schein, Inc.*	683	51,580
Humana, Inc.	108	37,446
Total Consumer, Non-cyclical		2,573,659

Consumer, Cyclical - 18.8%
General Motors Co.	9,035	409,737
Ford Motor Co.	21,690	288,043
United Airlines Holdings, Inc.*	4,676	223,887
Walgreens Boots Alliance, Inc.	9,684	210,046
CarMax, Inc.*	2,055	179,011
American Airlines Group, Inc.*	9,309	142,893
BorgWarner, Inc.	3,729	129,545
Best Buy Company, Inc.	1,366	112,053
Southwest Airlines Co.	3,506	102,340
Target Corp.	363	64,327
LKQ Corp.	1,028	54,906
VF Corp.	2,675	41,035
Total Consumer, Cyclical		1,957,823

Communications - 5.7%
Paramount Global — Class B	17,251	203,044
Warner Bros Discovery, Inc.*	15,643	136,564
AT&T, Inc.	4,234	74,519
Verizon Communications, Inc.	1,426	59,835
Fox Corp. — Class A	1,379	43,121
News Corp. — Class A	1,524	39,898
Fox Corp. — Class B	746	21,351
News Corp. — Class B	455	12,312
Total Communications		590,644

Energy - 5.4%
Valero Energy Corp.	1,330	227,018
Phillips 66	1,136	185,554
Equities Corp.	1,479	54,826
Chevron Corp.	308	48,584
Kinder Morgan, Inc.	2,526	46,327
Total Energy		562,309

Industrial - 5.2%
Mohawk Industries, Inc.*	1,759	230,235
Westrock Co.	3,099	153,246
Stanley Black & Decker, Inc.	637	62,381
FedEx Corp.	194	56,210
CH Robinson Worldwide, Inc.	524	39,897
Total Industrial		541,969

Basic Materials - 4.8%
International Paper Co.	2,754	107,461
Mosaic Co.	3,118	101,210
International Flavors & Fragrances, Inc.	773	66,470
Dow, Inc.	1,077	62,391
Eastman Chemical Co.	534	53,518
LyondellBasell Industries N.V. — Class A	520	53,186
Albemarle Corp.	391	51,510
Total Basic Materials		495,746

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
S&P 500® PURE VALUE FUND

	Shares	Value
Utilities - 2.5%
NRG Energy, Inc.	1,628	$110,199
Evergy, Inc.	994	53,060
Pinnacle West Capital Corp.	665	49,695
Eversource Energy	815	48,713
Total Utilities		261,667

Technology - 1.6%
Hewlett Packard Enterprise Co.	7,091	125,723
HP, Inc.	1,467	44,333
Total Technology		170,056

Total Common Stocks
(Cost $8,362,014)		10,357,891

Total Investments - 99.6%
(Cost $8,362,014)		$10,357,891
Other Assets & Liabilities, net - 0.4%		38,161
Total Net Assets - 100.0%		$10,396,052

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,357,891	$—	$—	$10,357,891

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value (cost $8,362,014)	$10,357,891
Cash	3,734
Receivables:
Securities sold	115,599
Dividends	12,638
Fund shares sold	6,782
Securities lending income	2
Total assets	10,496,646

Liabilities:
Line of credit	27,000
Payable for:
Fund shares redeemed	37,859
Transfer agent fees	8,419
Management fees	6,255
Distribution and service fees	2,644
Portfolio accounting and administration fees	855
Trustees’ fees*	208
Miscellaneous	17,354
Total liabilities	100,594
Net assets	$10,396,052

Net assets consist of:
Paid in capital	$26,705,080
Total distributable earnings (loss)	(16,309,028)
Net assets	$10,396,052
Class A:
Net assets	$2,979,862
Capital shares outstanding	28,980
Net asset value per share	$102.82
Maximum offering price per share (Net asset value divided by 95.25%)	$107.95
Class C:
Net assets	$972,350
Capital shares outstanding	11,722
Net asset value per share	$82.95
Class H:
Net assets	$6,443,840
Capital shares outstanding	62,364
Net asset value per share	$103.33

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends	$407,817
Interest	5,406
Income from securities lending, net	69
Total investment income	413,292

Expenses:
Management fees	140,972
Distribution and service fees:
Class A	6,762
Class C	10,306
Class H	37,648
Transfer agent fees	42,186
Portfolio accounting and administration fees	28,652
Registration fees	19,544
Professional fees	6,402
Trustees’ fees*	3,292
Custodian fees	2,765
Line of credit fees	60
Miscellaneous	9,066
Total expenses	307,655
Less:
Expenses reimbursed by Adviser	(6,443)
Total waived expenses	(6,443)
Net expenses	301,212
Net investment income	112,080

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,915,091)
Net realized loss	(1,915,091)
Net change in unrealized appreciation (depreciation) on:
Investments	747,914
Net change in unrealized appreciation (depreciation)	747,914
Net realized and unrealized loss	(1,167,177)
Net decrease in net assets resulting from operations	$(1,055,097)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$112,080	$544,100
Net realized loss on investments	(1,915,091)	(3,790,184)
Net change in unrealized appreciation (depreciation) on investments	747,914	(12,156,011)
Net decrease in net assets resulting from operations	(1,055,097)	(15,402,095)

Distributions to shareholders:
Class A	(44,842)	(87,355)
Class C	(24,738)	(42,550)
Class H	(114,337)	(618,541)
Total distributions to shareholders	(183,917)	(748,446)

Capital share transactions:
Proceeds from sale of shares
Class A	1,311,773	2,654,044
Class C	1,122,162	2,075,357
Class H	185,750,419	394,450,132
Distributions reinvested
Class A	44,771	74,124
Class C	24,642	24,525
Class H	102,176	601,352
Cost of shares redeemed
Class A	(2,172,031)	(2,394,815)
Class C	(1,541,562)	(2,080,018)
Class H	(190,450,170)	(531,510,532)
Net decrease from capital share transactions	(5,807,820)	(136,105,831)
Net decrease in net assets	(7,046,834)	(152,256,372)

Net assets:
Beginning of year	17,442,886	169,699,258
End of year	$10,396,052	$17,442,886

Capital share activity:
Shares sold
Class A	14,140	27,753
Class C	15,296	26,306
Class H	1,970,582	4,039,490
Shares issued from reinvestment of distributions
Class A	491	826
Class C	334	334
Class H	1,114	6,668
Shares redeemed
Class A	(24,552)	(25,229)
Class C	(21,338)	(26,938)
Class H	(2,051,875)	(5,521,518)
Net decrease in shares	(95,808)	(1,472,308)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$88.84	$101.27	$89.23	$48.65	$76.07
Income (loss) from investment operations:
Net investment income (loss)[a]	1.03	1.05	.89	.70	1.02
Net gain (loss) on investments (realized and unrealized)	14.67	(11.35)	13.43	40.58	(27.62)
Total from investment operations	15.70	(10.30)	14.32	41.28	(26.60)
Less distributions from:
Net investment income	(1.72)	(2.13)	(2.28)	(.70)	(.82)
Total distributions	(1.72)	(2.13)	(2.28)	(.70)	(.82)
Net asset value, end of period	$102.82	$88.84	$101.27	$89.23	$48.65

Total Return[b]	17.93%	(10.20%)	16.26%	85.10%	(35.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,980	$3,456	$3,600	$2,925	$1,716
Ratios to average net assets:
Net investment income (loss)	1.14%	1.11%	0.94%	1.06%	1.32%
Total expenses	1.59%	1.55%	1.51%	1.60%	1.63%
Net expenses[c]	1.55%	1.55%	1.51%	1.60%	1.63%
Portfolio turnover rate	1,099%	594%	823%	1,207%	254%

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$72.52	$83.72	$74.69	$41.11	$64.87
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	.30	.14	.18	.17
Net gain (loss) on investments (realized and unrealized)	11.88	(9.37)	11.17	34.10	(23.11)
Total from investment operations	12.15	(9.07)	11.31	34.28	(22.94)
Less distributions from:
Net investment income	(1.72)	(2.13)	(2.28)	(.70)	(.82)
Total distributions	(1.72)	(2.13)	(2.28)	(.70)	(.82)
Net asset value, end of period	$82.95	$72.52	$83.72	$74.69	$41.11

Total Return[b]	17.07%	(10.89%)	15.40%	83.72%	(35.87%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$972	$1,264	$1,484	$1,805	$1,321
Ratios to average net assets:
Net investment income (loss)	0.37%	0.39%	0.17%	0.32%	0.26%
Total expenses	2.34%	2.30%	2.26%	2.35%	2.38%
Net expenses[c]	2.31%	2.30%	2.26%	2.35%	2.38%
Portfolio turnover rate	1,099%	594%	823%	1,207%	254%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$89.26	$101.75	$89.64	$48.87	$76.39
Income (loss) from investment operations:
Net investment income (loss)[a]	.47	.98	.98	.84	.96
Net gain (loss) on investments (realized and unrealized)	15.32	(11.34)	13.41	40.63	(27.66)
Total from investment operations	15.79	(10.36)	14.39	41.47	(26.70)
Less distributions from:
Net investment income	(1.72)	(2.13)	(2.28)	(.70)	(.82)
Total distributions	(1.72)	(2.13)	(2.28)	(.70)	(.82)
Net asset value, end of period	$103.33	$89.26	$101.75	$89.64	$48.87

Total Return	17.95%	(10.22%)	16.26%	85.15%	(35.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,444	$12,723	$164,615	$52,797	$5,422
Ratios to average net assets:
Net investment income (loss)	0.51%	1.01%	1.01%	1.17%	1.22%
Total expenses	1.60%	1.55%	1.52%	1.58%	1.63%
Net expenses[c]	1.56%	1.55%	1.52%	1.58%	1.63%
Portfolio turnover rate	1,099%	594%	823%	1,207%	254%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the Reporting Period, S&P MidCap 400® Pure Growth Fund Class H returned 37.44%, compared with a return of 40.02% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors that contributed the most to the return of the underlying index for the Reporting Period were Industrials, Consumer Discretionary, and Information Technology. The only sector that detracted was Communication Services.

The holdings that contributed the most to return of the underlying index for the Reporting Period were Super Micro Computer, Inc., Celsius Holdings, Inc., and Builders FirstSource, Inc. Those that detracted the most were Cirrus Logic, Inc., Lantheus Holdings, Inc., and MP Materials Corp. – Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Class A	September 1, 2004
Class C	February 20, 2004
Class H	February 20, 2004

Ten Largest Holdings	% of Total Net Assets
Celsius Holdings, Inc.	2.7%
Southwestern Energy Co.	2.4%
CNX Resources Corp.	2.4%
elf Beauty, Inc.	2.3%
Vistra Corp.	2.3%
TopBuild Corp.	2.2%
Permian Resources Corp.	2.1%
Weatherford International plc	2.1%
Comfort Systems USA, Inc.	2.0%
Medpace Holdings, Inc.	1.9%
Top Ten Total	22.4%

“Ten Largest Holdings” excludes any temporary cash investments.

26 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	37.52%	10.06%	6.78%
Class A Shares with sales charge†	30.99%	9.00%	6.26%
Class C Shares	36.46%	9.24%	5.98%
Class C Shares with CDSC‡	35.46%	9.24%	5.98%
Class H Shares	37.44%	10.05%	6.77%
S&P MidCap 400 Pure Growth Index	40.02%	11.77%	8.40%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Class A and Class H shares only; performance for Class C shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	March 31, 2024
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Industrial - 25.1%
TopBuild Corp.*	11,082	$4,884,170
Comfort Systems USA, Inc.	14,467	4,596,311
EMCOR Group, Inc.	9,747	3,413,399
Owens Corning	19,900	3,319,320
Simpson Manufacturing Company, Inc.	16,158	3,315,298
Eagle Materials, Inc.	12,035	3,270,511
Saia, Inc.*	5,200	3,042,000
Clean Harbors, Inc.*	14,772	2,973,751
nVent Electric plc	36,361	2,741,620
UFP Industries, Inc.	19,545	2,404,230
Chart Industries, Inc.*	14,461	2,382,016
Trex Company, Inc.*	23,546	2,348,714
Esab Corp.	20,518	2,268,675
Lennox International, Inc.	4,489	2,194,044
Lincoln Electric Holdings, Inc.	8,575	2,190,398
Applied Industrial Technologies, Inc.	9,683	1,912,877
Advanced Drainage Systems, Inc.	11,095	1,911,003
Universal Display Corp.	11,176	1,882,597
Vontier Corp.	40,803	1,850,824
RBC Bearings, Inc.*	6,111	1,652,109
Crane Co.	11,848	1,601,020
Total Industrial		56,154,887

Consumer, Cyclical - 20.0%
Toll Brothers, Inc.	33,054	4,276,196
Wingstop, Inc.	11,106	4,069,238
Hyatt Hotels Corp. — Class A	24,695	3,941,816
Murphy USA, Inc.	8,133	3,409,354
Williams-Sonoma, Inc.	8,626	2,739,014
Floor & Decor Holdings, Inc. — Class A*	21,095	2,734,334
Crocs, Inc.*	18,269	2,627,082
Churchill Downs, Inc.	20,360	2,519,550
Tempur Sealy International, Inc.	42,530	2,416,555
Texas Roadhouse, Inc. — Class A	15,518	2,397,065
Skechers USA, Inc. — Class A*	35,181	2,155,188
Casey’s General Stores, Inc.	6,499	2,069,607
Watsco, Inc.	4,004	1,729,608
Light & Wonder, Inc. — Class A*	16,903	1,725,627
FirstCash Holdings, Inc.	13,026	1,661,336
Five Below, Inc.*	9,158	1,661,078
Planet Fitness, Inc. — Class A*	22,924	1,435,730
Boyd Gaming Corp.	18,884	1,271,271
Total Consumer, Cyclical		44,839,649

Consumer, Non-cyclical - 17.7%
Celsius Holdings, Inc.*	71,795	5,953,242
elf Beauty, Inc.*	26,732	5,240,274
Medpace Holdings, Inc.*	10,666	4,310,664
Valvoline, Inc.*	64,374	2,869,149
Lantheus Holdings, Inc.*	39,944	2,486,115
Exelixis, Inc.*	84,501	2,005,209
Grand Canyon Education, Inc.*	14,307	1,948,756
Progyny, Inc.*	50,465	1,925,240
Arrowhead Pharmaceuticals, Inc.*	65,360	1,869,296
Coca-Cola Consolidated, Inc.	2,037	1,724,137
Acadia Healthcare Company, Inc.*	21,646	1,714,796
Penumbra, Inc.*	6,503	1,451,339
Brink’s Co.	15,446	1,426,902
Coty, Inc. — Class A*	111,774	1,336,817
Avis Budget Group, Inc.	10,409	1,274,686
Halozyme Therapeutics, Inc.*	28,052	1,141,155
FTI Consulting, Inc.*	5,287	1,111,803
Total Consumer, Non-cyclical		39,789,580

Energy - 16.8%
Southwestern Energy Co.*	720,329	5,460,094
CNX Resources Corp.*	224,137	5,316,529
Permian Resources Corp.	264,872	4,677,639
Weatherford International plc*	40,026	4,619,801
Valaris Ltd.*	44,485	3,347,941
Ovintiv, Inc.	60,702	3,150,434
Chord Energy Corp.	17,228	3,070,719
Range Resources Corp.	87,740	3,020,888
Civitas Resources, Inc.	35,437	2,690,023
Matador Resources Co.	33,899	2,263,436
Total Energy		37,617,504

Technology - 9.1%
Appfolio, Inc. — Class A*	16,983	4,190,386
Rambus, Inc.*	50,749	3,136,796
Onto Innovation, Inc.*	16,196	2,932,771
Dynatrace, Inc.*	57,870	2,687,483
Manhattan Associates, Inc.*	9,040	2,262,079
Qualys, Inc.*	12,117	2,021,964
Pure Storage, Inc. — Class A*	38,433	1,998,131
Dropbox, Inc. — Class A*	51,284	1,246,201
Total Technology		20,475,811

Financial - 4.4%
Kinsale Capital Group, Inc.	8,061	4,229,929
Park Hotels & Resorts, Inc. REIT	197,699	3,457,756
Primerica, Inc.	8,341	2,109,939
Total Financial		9,797,624

Basic Materials - 3.6%
Reliance, Inc.	9,442	3,155,328
NewMarket Corp.	3,996	2,535,941
Westlake Corp.	15,317	2,340,438
Total Basic Materials		8,031,707

Utilities - 2.3%
Vistra Corp.	72,926	5,079,296

Communications - 0.6%
GoDaddy, Inc. — Class A*	11,556	1,371,466

Total Common Stocks
(Cost $209,675,441)		223,157,524

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
S&P MIDCAP 400® PURE GROWTH FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 0.6%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$733,767	$733,767
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	282,218	282,218
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	255,807	255,807
Total Repurchase Agreements
(Cost $1,271,792)		1,271,792

Total Investments - 100.2%
(Cost $210,947,233)		$224,429,316
Other Assets & Liabilities, net - (0.2)%		(352,786)
Total Net Assets - 100.0%		$224,076,530

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$223,157,524	$—	$—	$223,157,524
Repurchase Agreements	—	1,271,792	—	1,271,792
Total Assets	$223,157,524	$1,271,792	$—	$224,429,316

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value (cost $209,675,441)	$223,157,524
Repurchase agreements, at value (cost $1,271,792)	1,271,792
Cash	15,013
Receivables:
Securities sold	4,071,334
Fund shares sold	254,802
Dividends	82,856
Interest	750
Securities lending income	28
Total assets	228,854,099

Liabilities:
Payable for:
Securities purchased	4,190,598
Fund shares redeemed	342,448
Management fees	107,510
Transfer agent fees	36,604
Distribution and service fees	36,273
Portfolio accounting and administration fees	14,693
Trustees’ fees*	587
Miscellaneous	48,856
Total liabilities	4,777,569
Net assets	$224,076,530

Net assets consist of:
Paid in capital	$209,173,628
Total distributable earnings (loss)	14,902,902
Net assets	$224,076,530
Class A:
Net assets	$9,447,446
Capital shares outstanding	159,102
Net asset value per share	$59.38
Maximum offering price per share (Net asset value divided by 95.25%)	$62.34
Class C:
Net assets	$764,373
Capital shares outstanding	16,809
Net asset value per share	$45.47
Class H:
Net assets	$213,864,711
Capital shares outstanding	3,598,502
Net asset value per share	$59.43

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends	$559,700
Interest	13,551
Income from securities lending, net	249
Total investment income	573,500

Expenses:
Management fees	341,946
Distribution and service fees:
Class A	18,025
Class C	8,817
Class H	93,744
Transfer agent fees	96,735
Portfolio accounting and administration fees	69,504
Professional fees	49,393
Custodian fees	6,245
Trustees’ fees*	5,920
Line of credit fees	178
Miscellaneous	33,781
Total expenses	724,288
Less:
Expenses reimbursed by Adviser	(17,625)
Net expenses	706,663
Net investment loss	(133,163)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,559,420
Net realized gain	7,559,420
Net change in unrealized appreciation (depreciation) on:
Investments	10,648,798
Net change in unrealized appreciation (depreciation)	10,648,798
Net realized and unrealized gain	18,208,218
Net increase in net assets resulting from operations	$18,075,055

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(133,163)	$(155,534)
Net realized gain (loss) on investments	7,559,420	(3,393,226)
Net change in unrealized appreciation (depreciation) on investments	10,648,798	(1,434,482)
Net increase (decrease) in net assets resulting from operations	18,075,055	(4,983,242)

Distributions to shareholders:
Class A	—	(627,690)
Class C	—	(178,592)
Class H	—	(3,304,813)
Total distributions to shareholders	—	(4,111,095)

Capital share transactions:
Proceeds from sale of shares
Class A	2,098,799	964,531
Class C	902,792	595,621
Class H	512,967,320	103,836,867
Distributions reinvested
Class A	—	611,507
Class C	—	178,362
Class H	—	3,274,675
Cost of shares redeemed
Class A	(1,479,340)	(1,696,089)
Class C	(1,543,282)	(1,186,861)
Class H	(334,724,356)	(108,848,399)
Net increase (decrease) from capital share transactions	178,221,933	(2,269,786)
Net increase (decrease) in net assets	196,296,988	(11,364,123)

Net assets:
Beginning of year	27,779,542	39,143,665
End of year	$224,076,530	$27,779,542

Capital share activity:
Shares sold
Class A	43,587	20,931
Class C	23,765	16,019
Class H	9,671,323	2,163,142
Shares issued from reinvestment of distributions
Class A	—	14,436
Class C	—	5,446
Class H	—	77,196
Shares redeemed
Class A	(30,814)	(36,712)
Class C	(43,388)	(32,330)
Class H	(6,541,026)	(2,317,952)
Net increase (decrease) in shares	3,123,447	(89,824)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$43.18	$53.47	$64.65	$33.77	$45.88
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.18)	(.69)	(.57)	(.32)
Net gain (loss) on investments (realized and unrealized)	16.36	(5.43)	(3.86)	32.09	(11.79)
Total from investment operations	16.20	(5.61)	(4.55)	31.52	(12.11)
Less distributions from:
Net realized gains	—	(4.68)	(6.63)	(.64)	—
Total distributions	—	(4.68)	(6.63)	(.64)	—
Net asset value, end of period	$59.38	$43.18	$53.47	$64.65	$33.77

Total Return[b]	37.52%	(10.32%)	(8.07%)	93.55%	(26.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,447	$6,319	$7,895	$11,272	$4,556
Ratios to average net assets:
Net investment income (loss)	(0.34%)	(0.39%)	(1.09%)	(1.08%)	(0.72%)
Total expenses	1.59%	1.55%	1.51%	1.59%	1.63%
Net expenses[c]	1.55%	1.55%	1.51%	1.59%	1.63%
Portfolio turnover rate	570%	372%	125%	407%	190%

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$33.32	$42.78	$53.41	$28.17	$38.56
Income (loss) from investment operations:
Net investment income (loss)[a]	(.41)	(.43)	(.96)	(.78)	(.54)
Net gain (loss) on investments (realized and unrealized)	12.56	(4.35)	(3.04)	26.66	(9.85)
Total from investment operations	12.15	(4.78)	(4.00)	25.88	(10.39)
Less distributions from:
Net realized gains	—	(4.68)	(6.63)	(.64)	—
Total distributions	—	(4.68)	(6.63)	(.64)	—
Net asset value, end of period	$45.47	$33.32	$42.78	$53.41	$28.17

Total Return[b]	36.46%	(11.00%)	(8.76%)	92.12%	(26.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$764	$1,214	$2,023	$4,005	$3,956
Ratios to average net assets:
Net investment income (loss)	(1.15%)	(1.16%)	(1.85%)	(1.82%)	(1.47%)
Total expenses	2.33%	2.30%	2.26%	2.35%	2.38%
Net expenses[c]	2.30%	2.30%	2.26%	2.35%	2.38%
Portfolio turnover rate	570%	372%	125%	407%	190%

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$43.24	$53.54	$64.74	$33.82	$45.94
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.17)	(.70)	(.56)	(.31)
Net gain (loss) on investments (realized and unrealized)	16.32	(5.45)	(3.87)	32.12	(11.81)
Total from investment operations	16.19	(5.62)	(4.57)	31.56	(12.12)
Less distributions from:
Net realized gains	—	(4.68)	(6.63)	(.64)	—
Total distributions	—	(4.68)	(6.63)	(.64)	—
Net asset value, end of period	$59.43	$43.24	$53.54	$64.74	$33.82

Total Return	37.44%	(10.32%)	(8.09%)	93.53%	(26.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$213,865	$20,247	$29,225	$50,599	$27,848
Ratios to average net assets:
Net investment income (loss)	(0.26%)	(0.36%)	(1.10%)	(1.06%)	(0.71%)
Total expenses	1.57%	1.55%	1.51%	1.59%	1.63%
Net expenses[c]	1.53%	1.55%	1.51%	1.59%	1.63%
Portfolio turnover rate	570%	372%	125%	407%	190%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the Reporting Period, S&P MidCap 400® Pure Value Fund Class H returned 26.57%, compared with a return of 28.84% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors that contributed the most to the return of the underlying index for the Reporting Period were Consumer Discretionary, Financials, and Information Technology. The only sector that detracted was Utilities.

The holdings that contributed the most to the return of the underlying index for the Reporting Period were XPO, Inc., KB Home, and United States Steel Corp. Those that detracted the most were Foot Locker, Inc., Hertz Global Holdings, Inc., and JetBlue Airways Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Class A	September 1, 2004
Class C	February 20, 2004
Class H	February 20, 2004

Ten Largest Holdings	% of Total Net Assets
PBF Energy, Inc. — Class A	3.3%
Macy’s, Inc.	2.7%
Avnet, Inc.	2.4%
TD SYNNEX Corp.	2.3%
United States Steel Corp.	2.2%
HF Sinclair Corp.	2.2%
Lithia Motors, Inc. — Class A	2.2%
Arrow Electronics, Inc.	2.1%
Goodyear Tire & Rubber Co.	2.1%
Hertz Global Holdings, Inc.	1.9%
Top Ten Total	23.4%

“Ten Largest Holdings” excludes any temporary cash investments.

34 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	26.51%	12.61%	8.65%
Class A Shares with sales charge‡	20.51%	11.52%	8.12%
Class C Shares	25.58%	11.77%	7.84%
Class C Shares with CDSC§	24.58%	11.77%	7.84%
Class H Shares	26.57%	12.62%	8.66%
S&P MidCap 400 Pure Value Index	28.84%	15.07%	10.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Class A and Class H shares only; performance for Class C shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	March 31, 2024
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Consumer, Cyclical - 27.8%
Macy’s, Inc.	8,485	$169,615
Lithia Motors, Inc. — Class A	455	136,891
Goodyear Tire & Rubber Co.*	9,728	133,565
Adient plc*	3,452	113,640
AutoNation, Inc.*	682	112,926
Nordstrom, Inc.	5,479	111,059
Taylor Morrison Home Corp. — Class A*	1,574	97,856
WESCO International, Inc.	536	91,806
PVH Corp.	631	88,725
Lear Corp.	592	85,769
Aramark	2,435	79,186
Whirlpool Corp.	642	76,802
Penske Automotive Group, Inc.	452	73,220
Thor Industries, Inc.	591	69,348
Harley-Davidson, Inc.	1,521	66,529
Marriott Vacations Worldwide Corp.	546	58,820
Gap, Inc.	1,924	53,006
Penn Entertainment, Inc.*	2,579	46,964
BJ’s Wholesale Club Holdings, Inc.*	463	35,026
Leggett & Platt, Inc.	1,151	22,042
Under Armour, Inc. — Class C*	2,937	20,970
Under Armour, Inc. — Class A*	2,839	20,952
Total Consumer, Cyclical		1,764,717

Financial - 20.5%
Jones Lang LaSalle, Inc.*	550	107,300
Unum Group	1,780	95,515
Ally Financial, Inc.	2,180	88,486
Kemper Corp.	1,200	74,304
Associated Banc-Corp.	3,360	72,273
Reinsurance Group of America, Inc. — Class A	351	67,701
Jefferies Financial Group, Inc.	1,472	64,915
Cousins Properties, Inc. REIT	2,530	60,821
FNB Corp.	4,269	60,193
Kilroy Realty Corp. REIT	1,603	58,397
Zions Bancorp North America	1,263	54,814
First Horizon Corp.	3,234	49,804
Valley National Bancorp	6,132	48,811
Old National Bancorp	2,582	44,953
Janus Henderson Group plc	1,275	41,935
Prosperity Bancshares, Inc.	637	41,902
Texas Capital Bancshares, Inc.*	651	40,069
Independence Realty Trust, Inc. REIT	2,309	37,244
Webster Financial Corp.	716	36,351
CNO Financial Group, Inc.	1,198	32,921
Old Republic International Corp.	1,061	32,594
Healthcare Realty Trust, Inc. REIT	2,270	32,121
First American Financial Corp.	508	31,013
New York Community Bancorp, Inc.[1]	7,390	23,796
Total Financial		1,298,233

Industrial - 16.7%
Avnet, Inc.	3,110	154,194
TD SYNNEX Corp.	1,314	148,613
Arrow Electronics, Inc.*	1,053	136,321
MasTec, Inc.*	1,201	111,993
MDU Resources Group, Inc.	3,198	80,590
Ryder System, Inc.	666	80,047
Fluor Corp.*	1,425	60,249
Greif, Inc. — Class A	639	44,123
Coherent Corp.*	720	43,647
Oshkosh Corp.	329	41,029
AGCO Corp.	311	38,259
Vishay Intertechnology, Inc.	1,400	31,752
Werner Enterprises, Inc.	795	31,100
Knight-Swift Transportation Holdings, Inc.	541	29,766
Berry Global Group, Inc.	464	28,063
Total Industrial		1,059,746

Consumer, Non-cyclical - 15.1%
Hertz Global Holdings, Inc.*,1	15,764	123,432
ManpowerGroup, Inc.	1,429	110,948
US Foods Holding Corp.*	1,996	107,724
Performance Food Group Co.*	1,381	103,078
Graham Holdings Co. — Class B	133	102,101
Tenet Healthcare Corp.*	877	92,182
Pilgrim’s Pride Corp.*	2,475	84,942
Perrigo Company plc	1,976	63,607
Enovis Corp.*	867	54,144
Post Holdings, Inc.*	482	51,227
Envista Holdings Corp.*	1,688	36,089
QuidelOrtho Corp.*	626	30,011
Total Consumer, Non-cyclical		959,485

Energy - 7.4%
PBF Energy, Inc. — Class A	3,665	210,994
HF Sinclair Corp.	2,307	139,274
Chesapeake Energy Corp.[1]	520	46,191
Antero Resources Corp.*	1,481	42,949
NOV, Inc.	1,656	32,325
Total Energy		471,733

Basic Materials - 6.6%
United States Steel Corp.	3,453	140,813
Cleveland-Cliffs, Inc.*	5,108	116,156
Alcoa Corp.	2,750	92,923
Commercial Metals Co.	1,230	72,287
Total Basic Materials		422,179

Utilities - 2.3%
UGI Corp.	1,939	47,583
Southwest Gas Holdings, Inc.	534	40,654
Black Hills Corp.	599	32,705
Spire, Inc.	452	27,739
Total Utilities		148,681

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
Communications - 1.6%
Frontier Communications Parent, Inc.*	2,248	$55,076
TEGNA, Inc.	2,918	43,595
Total Communications		98,671

Technology - 1.5%
Kyndryl Holdings, Inc.*	3,198	69,589
Concentrix Corp.	364	24,104
Total Technology		93,693

Total Common Stocks
(Cost $5,098,369)		6,317,138

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$25,832	25,832
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	9,936	9,936
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	9,006	9,006
Total Repurchase Agreements
(Cost $44,774)		44,774

SECURITIES LENDING COLLATERAL†,3 - 2.5%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[4]	155,520	155,520
Total Securities Lending Collateral
(Cost $155,520)		155,520

Total Investments - 102.7%
(Cost $5,298,663)		$6,517,432
Other Assets & Liabilities, net - (2.7)%		(170,594)
Total Net Assets - 100.0%		$6,346,838

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2024.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,317,138	$—	$—	$6,317,138
Repurchase Agreements	—	44,774	—	44,774
Securities Lending Collateral	155,520	—	—	155,520
Total Assets	$6,472,658	$44,774	$—	$6,517,432

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $141,628 of securities loaned (cost $5,253,889)	$6,472,658
Repurchase agreements, at value (cost $44,774)	44,774
Cash	222
Receivables:
Fund shares sold	66,265
Securities sold	56,625
Dividends	7,169
Interest	26
Securities lending income	20
Total assets	6,647,759

Liabilities:
Payable for:
Return of securities lending collateral	155,520
Securities purchased	90,572
Fund shares redeemed	32,728
Transfer agent fees	4,581
Management fees	3,924
Distribution and service fees	1,524
Portfolio accounting and administration fees	536
Trustees’ fees*	133
Miscellaneous	11,403
Total liabilities	300,921
Net assets	$6,346,838

Net assets consist of:
Paid in capital	$4,747,652
Total distributable earnings (loss)	1,599,186
Net assets	$6,346,838
Class A:
Net assets	$1,720,716
Capital shares outstanding	22,522
Net asset value per share	$76.40
Maximum offering price per share (Net asset value divided by 95.25%)	$80.21
Class C:
Net assets	$326,884
Capital shares outstanding	5,260
Net asset value per share	$62.15
Class H:
Net assets	$4,299,238
Capital shares outstanding	56,342
Net asset value per share	$76.31

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends	$256,222
Interest	5,778
Income from securities lending, net	808
Total investment income	262,808

Expenses:
Management fees	126,013
Distribution and service fees:
Class A	4,228
Class C	5,536
Class H	36,388
Transfer agent fees	36,340
Portfolio accounting and administration fees	25,609
Registration fees	19,491
Professional fees	5,875
Trustees’ fees*	3,481
Custodian fees	2,499
Line of credit fees	269
Miscellaneous	5,180
Total expenses	270,909
Less:
Expenses reimbursed by Adviser	(5,703)
Net expenses	265,206
Net investment loss	(2,398)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,688,107
Net realized gain	5,688,107
Net change in unrealized appreciation (depreciation) on:
Investments	(41,440)
Net change in unrealized appreciation (depreciation)	(41,440)
Net realized and unrealized gain	5,646,667
Net increase in net assets resulting from operations	$5,644,269

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(2,398)	$191,352
Net realized gain (loss) on investments	5,688,107	(679,914)
Net change in unrealized appreciation (depreciation) on investments	(41,440)	(422,791)
Net increase (decrease) in net assets resulting from operations	5,644,269	(911,353)

Distributions to shareholders:
Class A	(6,522)	(216,123)
Class C	(1,618)	(279,123)
Class H	(183,212)	(2,173,163)
Total distributions to shareholders	(191,352)	(2,668,409)

Capital share transactions:
Proceeds from sale of shares
Class A	1,437,937	1,636,761
Class C	500,148	1,978,270
Class H	89,083,027	333,340,335
Distributions reinvested
Class A	6,510	216,123
Class C	1,605	276,619
Class H	182,867	2,155,836
Cost of shares redeemed
Class A	(2,231,565)	(706,450)
Class C	(1,962,755)	(629,158)
Class H	(97,881,236)	(352,963,951)
Net decrease from capital share transactions	(10,863,462)	(14,695,615)
Net decrease in net assets	(5,410,545)	(18,275,377)

Net assets:
Beginning of year	11,757,383	30,032,760
End of year	$6,346,838	$11,757,383

Capital share activity:
Shares sold
Class A	20,945	24,062
Class C	8,752	33,722
Class H	1,337,752	5,080,728
Shares issued from reinvestment of distributions
Class A	95	3,753
Class C	29	5,844
Class H	2,666	37,506
Shares redeemed
Class A	(35,465)	(10,689)
Class C	(39,052)	(12,248)
Class H	(1,412,035)	(5,389,191)
Net decrease in shares	(116,313)	(226,513)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$60.65	$70.65	$70.16	$30.53	$51.62
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.49	.40	.20	.34
Net gain (loss) on investments (realized and unrealized)	16.00	(1.88)	4.22	39.45	(21.43)
Total from investment operations	16.04	(1.39)	4.62	39.65	(21.09)
Less distributions from:
Net investment income	(.29)	(.08)	(.86)	(.02)	—
Net realized gains	—	(8.53)	(3.27)	—	—
Total distributions	(.29)	(8.61)	(4.13)	(.02)	—
Net asset value, end of period	$76.40	$60.65	$70.65	$70.16	$30.53

Total Return[b]	26.51%	(1.32%)	6.67%	129.91%	(40.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,721	$2,241	$1,400	$1,868	$749
Ratios to average net assets:
Net investment income (loss)	0.07%	0.75%	0.55%	0.41%	0.68%
Total expenses	1.59%	1.55%	1.51%	1.59%	1.63%
Net expenses[c]	1.55%	1.55%	1.51%	1.59%	1.63%
Portfolio turnover rate	868%	1,064%	252%	454%	993%

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$49.75	$60.04	$60.66	$26.59	$45.31
Income (loss) from investment operations:
Net investment income (loss)[a]	(.40)	(.02)	(.13)	(.13)	(.05)
Net gain (loss) on investments (realized and unrealized)	13.09	(1.66)	3.64	34.22	(18.67)
Total from investment operations	12.69	(1.68)	3.51	34.09	(18.72)
Less distributions from:
Net investment income	(.29)	(.08)	(.86)	(.02)	—
Net realized gains	—	(8.53)	(3.27)	—	—
Total distributions	(.29)	(8.61)	(4.13)	(.02)	—
Net asset value, end of period	$62.15	$49.75	$60.04	$60.66	$26.59

Total Return[b]	25.58%	(2.06%)	5.86%	128.24%	(41.32%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$327	$1,768	$493	$1,690	$708
Ratios to average net assets:
Net investment income (loss)	(0.77%)	(0.03%)	(0.21%)	(0.30%)	(0.12%)
Total expenses	2.33%	2.30%	2.26%	2.34%	2.37%
Net expenses[c]	2.31%	2.30%	2.26%	2.34%	2.37%
Portfolio turnover rate	868%	1,064%	252%	454%	993%

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$60.56	$70.54	$70.05	$30.48	$51.54
Income (loss) from investment operations:
Net investment income (loss)[a]	—	.49	.35	.31	.20
Net gain (loss) on investments (realized and unrealized)	16.04	(1.86)	4.27	39.28	(21.26)
Total from investment operations	16.04	(1.37)	4.62	39.59	(21.06)
Less distributions from:
Net investment income	(.29)	(.08)	(.86)	(.02)	—
Net realized gains	—	(8.53)	(3.27)	—	—
Total distributions	(.29)	(8.61)	(4.13)	(.02)	—
Net asset value, end of period	$76.31	$60.56	$70.54	$70.05	$30.48

Total Return	26.57%	(1.30%)	6.68%	129.92%	(40.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,299	$7,749	$28,139	$154,269	$1,618
Ratios to average net assets:
Net investment income (loss)	0.01%	0.74%	0.48%	0.51%	0.39%
Total expenses	1.59%	1.55%	1.51%	1.54%	1.63%
Net expenses[c]	1.55%	1.55%	1.51%	1.54%	1.63%
Portfolio turnover rate	868%	1,064%	252%	454%	993%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the Reporting Period, S&P SmallCap 600® Pure Growth Fund Class H return was 23.77%, compared with a return of 25.55% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors that contributed the most to the return of the underlying index for the Reporting Period were Industrials, Consumer Discretionary, and Energy. The only sectors that detracted were Health Care and Utilities.

The holdings that contributed the most to the return of the underlying index for the Reporting Period were Dorian LPG Ltd., Boise Cascade Co., and Green Brick Partners, Inc. Those that detracted the most were Vir Biotechnology, Inc., uniQure N.V., and iTeos Therapeutics, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Class A	September 1, 2004
Class C	February 20, 2004
Class H	February 20, 2004

Ten Largest Holdings	% of Total Net Assets
Two Harbors Investment Corp.	1.6%
UFP Technologies, Inc.	1.4%
PROG Holdings, Inc.	1.4%
Alpha Metallurgical Resources, Inc.	1.4%
Encore Wire Corp.	1.4%
Installed Building Products, Inc.	1.4%
SiriusPoint Ltd.	1.4%
Green Brick Partners, Inc.	1.3%
Northern Oil and Gas, Inc.	1.3%
Warrior Met Coal, Inc.	1.2%
Top Ten Total	13.8%

“Ten Largest Holdings” excludes any temporary cash investments.

42 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	23.74%	4.85%	5.67%
Class A Shares with sales charge†	17.86%	3.83%	5.16%
Class C Shares	22.80%	4.06%	4.88%
Class C Shares with CDSC‡	21.80%	4.06%	4.88%
Class H Shares	23.77%	4.82%	5.66%
S&P SmallCap 600 Pure Growth Index	25.55%	6.62%	7.52%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Class A and Class H shares only; performance for Class C shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	March 31, 2024
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Consumer, Cyclical - 20.9%
Installed Building Products, Inc.	211	$54,592
Green Brick Partners, Inc.*	888	53,484
Cinemark Holdings, Inc.*	2,691	48,358
Abercrombie & Fitch Co. — Class A*	377	47,249
Cavco Industries, Inc.*	114	45,493
Group 1 Automotive, Inc.	154	45,004
Patrick Industries, Inc.	367	43,846
Dave & Buster’s Entertainment, Inc.*	661	41,379
Shake Shack, Inc. — Class A*	395	41,092
GMS, Inc.*	420	40,883
Boot Barn Holdings, Inc.*	402	38,250
Guess?, Inc.	1,171	36,851
Six Flags Entertainment Corp.*	1,391	36,611
M/I Homes, Inc.*	252	34,345
Urban Outfitters, Inc.*	790	34,302
Meritage Homes Corp.	193	33,864
Signet Jewelers Ltd.	288	28,820
Oxford Industries, Inc.	213	23,941
American Eagle Outfitters, Inc.	913	23,546
Monarch Casino & Resort, Inc.	282	21,147
Steven Madden Ltd.	412	17,419
XPEL, Inc.*	310	16,746
Madison Square Garden Sports Corp. — Class A*	77	14,208
Kontoor Brands, Inc.	216	13,014
Jack in the Box, Inc.	142	9,724
Total Consumer, Cyclical		844,168

Financial - 18.2%
Two Harbors Investment Corp. REIT	4,737	62,718
SiriusPoint Ltd.*	4,295	54,589
St. Joe Co.	823	47,709
Ambac Financial Group, Inc.*	3,049	47,656
HCI Group, Inc.	347	40,280
Customers Bancorp, Inc.*	687	36,452
Redwood Trust, Inc. REIT	5,588	35,595
Goosehead Insurance, Inc. — Class A*	498	33,177
Sunstone Hotel Investors, Inc. REIT	2,948	32,841
First BanCorp	1,849	32,432
Palomar Holdings, Inc.*	359	30,095
DiamondRock Hospitality Co. REIT	3,126	30,041
Bancorp, Inc.*	817	27,337
Pathward Financial, Inc.	539	27,209
OFG Bancorp	721	26,540
Ellington Financial, Inc. REIT	2,147	25,356
WisdomTree, Inc.	2,673	24,565
World Acceptance Corp.*	159	23,052
Preferred Bank/Los Angeles CA	294	22,570
eXp World Holdings, Inc.[1]	2,106	21,755
New York Mortgage Trust, Inc. REIT	2,654	19,109
Triumph Financial, Inc.*	228	18,085
Apple Hospitality REIT, Inc. REIT	1,007	16,494
Total Financial		735,657

Consumer, Non-cyclical - 17.2%
UFP Technologies, Inc.*	228	57,502
PROG Holdings, Inc.	1,663	57,274
Inter Parfums, Inc.	326	45,806
OraSure Technologies, Inc.*	6,429	39,539
Vericel Corp.*	743	38,651
Viad Corp.*	967	38,187
Collegium Pharmaceutical, Inc.*	847	32,881
Cal-Maine Foods, Inc.	552	32,485
ANI Pharmaceuticals, Inc.*	435	30,071
Stride, Inc.*	438	27,616
Dynavax Technologies Corp.*	2,197	27,265
LiveRamp Holdings, Inc.*	778	26,841
Amphastar Pharmaceuticals, Inc.*	577	25,336
CorVel Corp.*	95	24,981
Catalyst Pharmaceuticals, Inc.*	1,551	24,723
Adtalem Global Education, Inc.*	457	23,490
RadNet, Inc.*	445	21,654
Arlo Technologies, Inc.*	1,610	20,366
Glaukos Corp.*	197	18,575
Integer Holdings Corp.*	146	17,035
Astrana Health, Inc.*	395	16,586
Ensign Group, Inc.	121	15,055
WD-40 Co.	55	13,932
NeoGenomics, Inc.*	781	12,277
CONMED Corp.	103	8,248
Ligand Pharmaceuticals, Inc.*	107	—
Ligand Pharmaceuticals, Inc.*	107	—
Total Consumer, Non-cyclical		696,376

Industrial - 16.9%
Encore Wire Corp.	211	55,446
AAON, Inc.	507	44,667
ArcBest Corp.	309	44,033
Dorian LPG Ltd.	1,088	41,844
Matson, Inc.	322	36,193
AZZ, Inc.	426	32,934
Powell Industries, Inc.	210	29,883
Boise Cascade Co.	192	29,447
Materion Corp.	223	29,380
Gibraltar Industries, Inc.*	364	29,313
MYR Group, Inc.*	163	28,810
Fabrinet*	146	27,597
Mueller Industries, Inc.	501	27,019
Federal Signal Corp.	304	25,801
AeroVironment, Inc.*	152	23,298
Badger Meter, Inc.	135	21,844
Tennant Co.	158	19,214
Moog, Inc. — Class A	120	19,158
Franklin Electric Company, Inc.	173	18,478
Standex International Corp.	99	18,040
Frontdoor, Inc.*	542	17,659
SPX Technologies, Inc.*	141	17,361
Alamo Group, Inc.	75	17,125
Armstrong World Industries, Inc.	126	15,652
OSI Systems, Inc.*	106	15,139
Total Industrial		685,335

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
Energy - 12.8%
Alpha Metallurgical Resources, Inc.	168	$55,636
Northern Oil and Gas, Inc.	1,335	52,973
Warrior Met Coal, Inc.	821	49,835
Par Pacific Holdings, Inc.*	1,281	47,474
REX American Resources Corp.*	766	44,972
Liberty Energy, Inc. — Class A	2,097	43,450
CONSOL Energy, Inc.	441	36,938
Helix Energy Solutions Group, Inc.*	3,010	32,628
California Resources Corp.	583	32,123
SM Energy Co.	543	27,069
Oceaneering International, Inc.*	1,142	26,723
Magnolia Oil & Gas Corp. — Class A	1,017	26,391
RPC, Inc.	3,302	25,557
Archrock, Inc.	847	16,661
Total Energy		518,430

Technology - 5.8%
Verra Mobility Corp.*	1,713	42,774
Axcelis Technologies, Inc.*	359	40,036
DoubleVerify Holdings, Inc.*	911	32,031
Veeco Instruments, Inc.*	866	30,457
SPS Commerce, Inc.*	132	24,407
Agilysys, Inc.*	194	16,346
Donnelley Financial Solutions, Inc.*	209	12,960
PDF Solutions, Inc.*	377	12,693
Progress Software Corp.	208	11,088
Privia Health Group, Inc.*	535	10,481
Total Technology		233,273

Communications - 4.9%
TripAdvisor, Inc.*	1,333	37,044
Cargurus, Inc.*	1,577	36,397
InterDigital, Inc.	300	31,938
Cars.com, Inc.*	1,745	29,979
Yelp, Inc. — Class A*	594	23,404
Liquidity Services, Inc.*	1,081	20,106
Cogent Communications Holdings, Inc.	266	17,378
Total Communications		196,246

Basic Materials - 2.2%
Hawkins, Inc.	545	41,856
ATI, Inc.*	503	25,739
Carpenter Technology Corp.	315	22,497
Total Basic Materials		90,092

Utilities - 0.7%
Otter Tail Corp.	319	27,562

Total Common Stocks
(Cost $3,275,584)		4,027,139

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.3%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$8,087	8,087
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	3,111	3,111
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	2,819	2,819
Total Repurchase Agreements
(Cost $14,017)		14,017

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.3%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[4]	13,416	13,416
Total Securities Lending Collateral
(Cost $13,416)		13,416

Total Investments - 100.2%
(Cost $3,303,017)		$4,054,572
Other Assets & Liabilities, net - (0.2)%		(8,450)
Total Net Assets - 100.0%		$4,046,122

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2024.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
S&P SMALLCAP 600® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,027,139	$—	$—	$4,027,139
Repurchase Agreements	—	14,017	—	14,017
Securities Lending Collateral	13,416	—	—	13,416
Total Assets	$4,040,555	$14,017	$—	$4,054,572

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $13,140 of securities loaned (cost $3,289,000)	$4,040,555
Repurchase agreements, at value (cost $14,017)	14,017
Cash	1,320
Receivables:
Securities sold	48,544
Interest	43,814
Dividends	2,312
Fund shares sold	491
Securities lending income	2
Total assets	4,151,055

Liabilities:
Payable for:
Securities purchased	81,170
Return of securities lending collateral	13,416
Management fees	2,996
Transfer agent fees	1,867
Distribution and service fees	1,267
Portfolio accounting and administration fees	409
Trustees’ fees*	43
Fund shares redeemed	13
Miscellaneous	3,752
Total liabilities	104,933
Net assets	$4,046,122

Net assets consist of:
Paid in capital	$3,054,274
Total distributable earnings (loss)	991,848
Net assets	$4,046,122
Class A:
Net assets	$1,055,654
Capital shares outstanding	19,068
Net asset value per share	$55.36
Maximum offering price per share (Net asset value divided by 95.25%)	$58.12
Class C:
Net assets	$326,711
Capital shares outstanding	7,518
Net asset value per share	$43.46
Class H:
Net assets	$2,663,757
Capital shares outstanding	48,179
Net asset value per share	$55.29

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $257)	$99,070
Interest	1,988
Income from securities lending, net	176
Total investment income	101,234

Expenses:
Management fees	47,230
Distribution and service fees:
Class A	2,710
Class C	3,458
Class H	12,167
Transfer agent fees	13,324
Portfolio accounting and administration fees	9,599
Registration fees	5,457
Professional fees	2,519
Trustees’ fees*	1,244
Custodian fees	1,054
Line of credit fees	42
Miscellaneous	2,947
Total expenses	101,751
Less:
Expenses reimbursed by Adviser	(1,483)
Net expenses	100,268
Net investment income	966

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	948,891
Net realized gain	948,891
Net change in unrealized appreciation (depreciation) on:
Investments	409,946
Net change in unrealized appreciation (depreciation)	409,946
Net realized and unrealized gain	1,358,837
Net increase in net assets resulting from operations	$1,359,803

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$966	$6,599
Net realized gain on investments	948,891	288,771
Net change in unrealized appreciation (depreciation) on investments	409,946	(29,892)
Net increase in net assets resulting from operations	1,359,803	265,478

Capital share transactions:
Proceeds from sale of shares
Class A	977,493	557,244
Class C	488,130	384,770
Class H	40,031,434	117,176,874
Cost of shares redeemed
Class A	(1,067,226)	(763,817)
Class C	(489,574)	(478,499)
Class H	(41,880,234)	(117,717,482)
Net decrease from capital share transactions	(1,939,977)	(840,910)
Net decrease in net assets	(580,174)	(575,432)

Net assets:
Beginning of year	4,626,296	5,201,728
End of year	$4,046,122	$4,626,296

Capital share activity:
Shares sold
Class A	19,522	12,180
Class C	12,418	10,501
Class H	859,211	2,556,914
Shares redeemed
Class A	(21,633)	(17,455)
Class C	(12,751)	(14,065)
Class H	(887,163)	(2,543,098)
Net increase (decrease) in shares	(30,396)	4,977

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$44.74	$53.16	$89.23	$43.85	$65.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	.13	(.70)	(.62)	(.44)
Net gain (loss) on investments (realized and unrealized)	10.64	(8.55)[d]	(5.41)	46.00	(20.93)
Total from investment operations	10.62	(8.42)	(6.11)	45.38	(21.37)
Less distributions from:
Net realized gains	—	—	(29.96)	—	—
Total distributions	—	—	(29.96)	—	—
Net asset value, end of period	$55.36	$44.74	$53.16	$89.23	$43.85

Total Return[b]	23.74%	(15.84%)	(11.08%)	103.49%	(32.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,056	$948	$1,406	$3,448	$1,169
Ratios to average net assets:
Net investment income (loss)	(0.05%)	0.29%	(0.88%)	(0.86%)	(0.69%)
Total expenses	1.59%	1.55%	1.51%	1.58%	1.63%
Net expenses[c]	1.55%	1.55%	1.51%	1.58%	1.63%
Portfolio turnover rate	942%	812%	707%	752%	628%

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$35.39	$42.35	$77.59	$38.41	$57.57
Income (loss) from investment operations:
Net investment income (loss)[a]	(.31)	(.20)	(1.17)	(.96)	(.79)
Net gain (loss) on investments (realized and unrealized)	8.38	(6.76)[d]	(4.11)	40.14	(18.37)
Total from investment operations	8.07	(6.96)	(5.28)	39.18	(19.16)
Less distributions from:
Net realized gains	—	—	(29.96)	—	—
Total distributions	—	—	(29.96)	—	—
Net asset value, end of period	$43.46	$35.39	$42.35	$77.59	$38.41

Total Return[b]	22.80%	(16.43%)	(11.75%)	102.00%	(33.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$327	$278	$483	$2,329	$678
Ratios to average net assets:
Net investment income (loss)	(0.83%)	(0.54%)	(1.69%)	(1.59%)	(1.43%)
Total expenses	2.34%	2.30%	2.26%	2.33%	2.38%
Net expenses[c]	2.30%	2.30%	2.26%	2.33%	2.38%
Portfolio turnover rate	942%	812%	707%	752%	628%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$44.67	$53.15	$89.21	$43.84	$65.21
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.02	(.81)	(.86)	(.40)
Net gain (loss) on investments (realized and unrealized)	10.58	(8.50)[d]	(5.29)	46.23	(20.97)
Total from investment operations	10.62	(8.48)	(6.10)	45.37	(21.37)
Less distributions from:
Net realized gains	—	—	(29.96)	—	—
Total distributions	—	—	(29.96)	—	—
Net asset value, end of period	$55.29	$44.67	$53.15	$89.21	$43.84

Total Return	23.77%	(15.95%)	(11.06%)	103.49%	(32.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,664	$3,401	$3,312	$25,071	$2,430
Ratios to average net assets:
Net investment income (loss)	0.09%	0.05%	(0.97%)	(1.05%)	(0.63%)
Total expenses	1.57%	1.55%	1.51%	1.54%	1.63%
Net expenses[c]	1.55%	1.55%	1.51%	1.54%	1.63%
Portfolio turnover rate	942%	812%	707%	752%	628%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the period because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the Reporting Period, S&P SmallCap 600® Pure Value Fund Class H returned 18.63%, compared with a return of 20.46% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors that contributed the most to the return of the underlying index for the Reporting Period were Consumer Discretionary, Industrials, and Financials. Those that detracted the most were Consumer Staples, Communication Services, and Health Care.

The holdings that contributed the most to the return of the underlying index for the Reporting Period were SkyWest, Inc., M/I Homes, Inc., and G-III Apparel Group Ltd. Those that detracted the most were Lumen Technologies, Inc. United Natural Foods, Inc., and Emergent BioSolutions, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Class A	September 1, 2004
Class C	February 20, 2004
Class H	February 20, 2004

Ten Largest Holdings	% of Total Net Assets
JetBlue Airways Corp.	2.1%
World Kinect Corp.	1.7%
Kelly Services, Inc. — Class A	1.7%
Phinia, Inc.	1.7%
Xerox Holdings Corp.	1.6%
Fresh Del Monte Produce, Inc.	1.6%
Kohl’s Corp.	1.5%
Advance Auto Parts, Inc.	1.5%
Green Dot Corp. — Class A	1.4%
Enviri Corp.	1.4%
Top Ten Total	16.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	18.65%	9.40%	4.68%
Class A Shares with sales charge†	13.01%	8.34%	4.17%
Class C Shares	17.76%	8.59%	3.90%
Class C Shares with CDSC‡	16.76%	8.59%	3.90%
Class H Shares	18.63%	9.39%	4.69%
S&P SmallCap 600 Pure Value Index	20.46%	12.06%	6.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Class A and Class H shares only; performance for Class C shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

52 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Consumer, Cyclical - 27.7%
JetBlue Airways Corp.*	12,161	$90,235
Phinia, Inc.	1,881	72,287
Kohl’s Corp.	2,176	63,430
Advance Auto Parts, Inc.	743	63,222
Foot Locker, Inc.	2,055	58,568
ScanSource, Inc.*	1,314	57,868
MarineMax, Inc.*	1,659	55,178
Topgolf Callaway Brands Corp.*	3,244	52,455
Designer Brands, Inc. — Class A	4,288	46,868
Resideo Technologies, Inc.*	1,842	41,298
ODP Corp.*	769	40,795
Sally Beauty Holdings, Inc.*	3,077	38,216
Caleres, Inc.	879	36,065
American Axle & Manufacturing Holdings, Inc.*	4,569	33,628
Dana, Inc.	2,639	33,515
Sonic Automotive, Inc. — Class A	551	31,374
Allegiant Travel Co. — Class A	393	29,557
Alaska Air Group, Inc.*	616	26,482
Shoe Carnival, Inc.	709	25,978
G-III Apparel Group Ltd.*	888	25,761
Newell Brands, Inc.	3,040	24,411
Hibbett, Inc.	315	24,195
MDC Holdings, Inc.	363	22,836
Wabash National Corp.	756	22,635
Interface, Inc. — Class A	1,312	22,068
Wolverine World Wide, Inc.	1,704	19,102
Nu Skin Enterprises, Inc. — Class A	1,343	18,574
Hanesbrands, Inc.*	3,135	18,183
Victoria’s Secret & Co.*	844	16,357
Vista Outdoor, Inc.*	496	16,259
MillerKnoll, Inc.	602	14,906
Standard Motor Products, Inc.	435	14,594
PriceSmart, Inc.	171	14,364
Titan International, Inc.*	1,101	13,719
Haverty Furniture Companies, Inc.	356	12,147
Methode Electronics, Inc.	716	8,721
Total Consumer, Cyclical		1,205,851

Financial - 22.7%
EZCORP, Inc. — Class A*	5,172	58,599
Bread Financial Holdings, Inc.	1,500	55,860
Genworth Financial, Inc. — Class A*	8,524	54,809
Jackson Financial, Inc. — Class A	728	48,150
Cushman & Wakefield plc*	4,131	43,210
Anywhere Real Estate, Inc.*	6,929	42,821
StoneX Group, Inc.*	593	41,664
Medical Properties Trust, Inc. REIT[1]	7,289	34,258
PRA Group, Inc.*	1,239	32,313
United Fire Group, Inc.	1,396	30,391
Pebblebrook Hotel Trust REIT	1,893	29,171
ProAssurance Corp.*	2,242	28,832
Stewart Information Services Corp.	431	28,041
Hudson Pacific Properties, Inc. REIT	3,852	24,846
Hope Bancorp, Inc.	2,147	24,712
Brandywine Realty Trust REIT	4,949	23,755
Simmons First National Corp. — Class A	1,137	22,126
Lincoln National Corp.	650	20,755
JBG SMITH Properties REIT	1,292	20,737
Eagle Bancorp, Inc.	874	20,530
Chatham Lodging Trust REIT	1,972	19,937
SL Green Realty Corp. REIT	355	19,571
Navient Corp.	1,097	19,088
Mercury General Corp.	364	18,782
Banc of California, Inc.	1,234	18,769
Safehold, Inc. REIT	804	16,562
Encore Capital Group, Inc.*	349	15,918
Service Properties Trust REIT	2,283	15,479
Northfield Bancorp, Inc.	1,584	15,396
Renasant Corp.	486	15,222
Independent Bank Group, Inc.	327	14,928
Veritex Holdings, Inc.	713	14,609
Ready Capital Corp. REIT	1,467	13,394
Provident Financial Services, Inc.	894	13,026
Brookline Bancorp, Inc.	1,285	12,799
Dime Community Bancshares, Inc.	649	12,500
Heritage Financial Corp.	644	12,487
Hanmi Financial Corp.[1]	758	12,067
Pacific Premier Bancorp, Inc.	476	11,424
BankUnited, Inc.	403	11,284
Total Financial		988,822

Consumer, Non-cyclical - 18.7%
Kelly Services, Inc. — Class A	2,898	72,566
Fresh Del Monte Produce, Inc.	2,670	69,180
Green Dot Corp. — Class A*	6,670	62,231
AdaptHealth Corp.*	4,050	46,616
United Natural Foods, Inc.*	4,037	46,385
Pediatrix Medical Group, Inc.*	4,337	43,500
B&G Foods, Inc.	3,659	41,859
SpartanNash Co.	1,900	38,399
GEO Group, Inc.*	2,648	37,390
Owens & Minor, Inc.*	1,335	36,993
Chefs’ Warehouse, Inc.*	913	34,384
ABM Industries, Inc.	629	28,066
Deluxe Corp.	1,297	26,705
Enhabit, Inc.*	2,263	26,364
Cross Country Healthcare, Inc.*	1,377	25,777
Universal Corp.	416	21,515
Heidrick & Struggles International, Inc.	609	20,499
Healthcare Services Group, Inc.*	1,444	18,021
Patterson Companies, Inc.	591	16,341
Phibro Animal Health Corp. — Class A	1,251	16,175
Select Medical Holdings Corp.	500	15,075
Resources Connection, Inc.	1,017	13,384
Avanos Medical, Inc.*	607	12,086
Fulgent Genetics, Inc.*	508	11,023
TreeHouse Foods, Inc.*	277	10,789
Hain Celestial Group, Inc.*	1,355	10,650
ModivCare, Inc.*	368	8,630
Total Consumer, Non-cyclical		810,603

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
Industrial - 12.0%
World Kinect Corp.	2,842	$75,171
Enviri Corp.*	6,487	59,356
Clearwater Paper Corp.*	1,249	54,619
Greenbrier Companies, Inc.	1,038	54,080
DXP Enterprises, Inc.*	957	51,420
Benchmark Electronics, Inc.	1,684	50,537
Sanmina Corp.*	643	39,982
O-I Glass, Inc.*	2,177	36,116
Kaman Corp.	729	33,439
Astec Industries, Inc.	509	22,248
TTM Technologies, Inc.*	1,047	16,385
Masterbrand, Inc.*	797	14,936
Hub Group, Inc. — Class A	336	14,522
Total Industrial		522,811

Communications - 5.0%
EchoStar Corp. — Class A*	3,872	55,176
AMC Networks, Inc. — Class A*	3,285	39,847
ADTRAN Holdings, Inc.	6,958	37,851
Viasat, Inc.*	1,117	20,207
ATN International, Inc.	614	19,344
EW Scripps Co. — Class A*	4,313	16,950
Lumen Technologies, Inc.*	10,759	16,784
Consolidated Communications Holdings, Inc.*	2,509	10,839
Total Communications		216,998

Technology - 4.9%
Xerox Holdings Corp.	3,952	70,741
NCR Atleos Corp.*	2,173	42,917
NCR Voyix Corp.*	2,553	32,244
Alpha & Omega Semiconductor Ltd.*	942	20,762
DXC Technology Co.*	891	18,898
NetScout Systems, Inc.*	757	16,533
TTEC Holdings, Inc.	1,236	12,817
Total Technology		214,912

Energy - 4.4%
SunCoke Energy, Inc.	2,848	32,097
Sunrun, Inc.*	2,261	29,800
DNOW, Inc.*	1,895	28,804
US Silica Holdings, Inc.*	1,971	24,460
Nabors Industries Ltd.*	275	23,686
Bristow Group, Inc.*	723	19,665
ProPetro Holding Corp.*	2,158	17,437
Talos Energy, Inc.*	1,013	14,111
Total Energy		190,060

Basic Materials - 4.1%
Kaiser Aluminum Corp.	481	42,982
Mercer International, Inc.	4,028	40,079
Mativ Holdings, Inc.	1,914	35,887
Century Aluminum Co.*	1,911	29,410
AdvanSix, Inc.	981	28,057
Total Basic Materials		176,415

Total Common Stocks
(Cost $3,647,354)		4,326,472

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.3%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$8,170	8,170
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	3,142	3,142
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	2,848	2,848
Total Repurchase Agreements
(Cost $14,160)		14,160

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.9%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[4]	38,016	38,016
Total Securities Lending Collateral
(Cost $38,016)		38,016

Total Investments - 100.7%
(Cost $3,699,530)		$4,378,648
Other Assets & Liabilities, net - (0.7)%		(31,467)
Total Net Assets - 100.0%		$4,347,181

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2024.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
S&P SMALLCAP 600® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,326,472	$—	$—	$4,326,472
Repurchase Agreements	—	14,160	—	14,160
Securities Lending Collateral	38,016	—	—	38,016
Total Assets	$4,364,488	$14,160	$—	$4,378,648

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $35,095 of securities loaned (cost $3,685,370)	$4,364,488
Repurchase agreements, at value (cost $14,160)	14,160
Cash	995
Receivables:
Securities sold	42,191
Dividends	6,561
Fund shares sold	4,640
Securities lending income	22
Interest	8
Total assets	4,433,065

Liabilities:
Payable for:
Return of securities lending collateral	38,016
Securities purchased	29,800
Fund shares redeemed	6,232
Management fees	2,983
Transfer agent fees	2,245
Distribution and service fees	1,011
Portfolio accounting and administration fees	408
Trustees’ fees*	59
Miscellaneous	5,130
Total liabilities	85,884
Net assets	$4,347,181

Net assets consist of:
Paid in capital	$24,939,429
Total distributable earnings (loss)	(20,592,248)
Net assets	$4,347,181
Class A:
Net assets	$1,285,018
Capital shares outstanding	6,408
Net asset value per share	$200.53
Maximum offering price per share (Net asset value divided by 95.25%)	$210.53
Class C:
Net assets	$26,465
Capital shares outstanding	160
Net asset value per share	$165.10
Class H:
Net assets	$3,035,698
Capital shares outstanding	15,180
Net asset value per share	$199.98

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $9)	$96,415
Interest	2,161
Income from securities lending, net	634
Total investment income	99,210

Expenses:
Management fees	51,072
Distribution and service fees:
Class A	3,157
Class C	1,060
Class H	13,600
Transfer agent fees	15,078
Portfolio accounting and administration fees	10,380
Professional fees	5,739
Registration fees	5,600
Trustees’ fees*	1,648
Custodian fees	1,144
Line of credit fees	60
Miscellaneous	523
Total expenses	109,061
Less:
Expenses reimbursed by Adviser	(2,250)
Net expenses	106,811
Net investment loss	(7,601)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(855,622)
Net realized loss	(855,622)
Net change in unrealized appreciation (depreciation) on:
Investments	(224,538)
Net change in unrealized appreciation (depreciation)	(224,538)
Net realized and unrealized loss	(1,080,160)
Net decrease in net assets resulting from operations	$(1,087,761)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(7,601)	$45,269
Net realized loss on investments	(855,622)	(1,808,762)
Net change in unrealized appreciation (depreciation) on investments	(224,538)	(2,008,207)
Net decrease in net assets resulting from operations	(1,087,761)	(3,771,700)

Distributions to shareholders:
Class A	(12,537)	—
Class C	(1,492)	—
Class H	(31,240)	—
Total distributions to shareholders	(45,269)	—

Capital share transactions:
Proceeds from sale of shares
Class A	672,041	3,575,515
Class C	338,768	457,743
Class H	58,856,482	246,177,716
Distributions reinvested
Class A	12,106	—
Class C	1,154	—
Class H	30,246	—
Cost of shares redeemed
Class A	(797,746)	(6,496,797)
Class C	(398,324)	(448,126)
Class H	(61,975,679)	(253,626,506)
Net decrease from capital share transactions	(3,260,952)	(10,360,455)
Net decrease in net assets	(4,393,982)	(14,132,155)

Net assets:
Beginning of year	8,741,163	22,873,318
End of year	$4,347,181	$8,741,163

Capital share activity:
Shares sold
Class A	3,434	20,336
Class C	2,086	3,116
Class H	332,288	1,417,252
Shares issued from reinvestment of distributions
Class A	66	—
Class C	8	—
Class H	165	—
Shares redeemed
Class A	(4,191)	(39,168)
Class C	(2,494)	(3,473)
Class H	(361,004)	(1,472,406)
Net decrease in shares	(29,642)	(74,343)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]
Per Share Data
Net asset value, beginning of period	$170.77	$182.48	$167.98	$67.45	$129.32
Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)	.25	(.34)	(.14)	(.50)
Net gain (loss) on investments (realized and unrealized)	31.89 [d]	(11.96)	14.84 [d]	100.67 [d]	(61.37)
Total from investment operations	31.66	(11.71)	14.50	100.53	(61.87)
Less distributions from:
Net investment income	(1.90)	—	—	—	—
Total distributions	(1.90)	—	—	—	—
Net asset value, end of period	$200.53	$170.77	$182.48	$167.98	$67.45

Total Return[b]	18.65%	(6.42%)	8.63%	149.04%	(47.83%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,285	$1,212	$4,732	$3,242	$936
Ratios to average net assets:
Net investment income (loss)	(0.13%)	0.15%	(0.19%)	(0.31%)	(0.42%)
Total expenses	1.59%	1.55%	1.51%	1.59%	1.63%
Net expenses[e]	1.56%	1.55%	1.51%	1.59%	1.63%
Portfolio turnover rate	1,058%	1,520%	892%	1,503%	1,104%

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]
Per Share Data
Net asset value, beginning of period	$141.95	$152.84	$141.75	$57.31	$110.69
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.46)	(0.85)	(1.65)	(.40)	(1.25)
Net gain (loss) on investments (realized and unrealized)	26.51 [d]	(10.04)	12.74 [d]	84.84 [d]	(52.13)
Total from investment operations	25.05	(10.89)	11.09	84.44	(53.38)
Less distributions from:
Net investment income	(1.90)	—	—	—	—
Total distributions	(1.90)	—	—	—	—
Net asset value, end of period	$165.10	$141.95	$152.84	$141.75	$57.31

Total Return[b]	17.76%	(7.13%)	7.82%	147.34%	(48.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26	$80	$140	$1,472	$571
Ratios to average net assets:
Net investment income (loss)	(0.98%)	(0.60%)	(1.11%)	(1.07%)	(1.20%)
Total expenses	2.35%	2.29%	2.26%	2.34%	2.38%
Net expenses[e]	2.32%	2.29%	2.26%	2.34%	2.38%
Portfolio turnover rate	1,058%	1,520%	892%	1,503%	1,104%

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]
Per Share Data
Net asset value, beginning of period	$170.34	$182.04	$167.56	$67.25	$129.01
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	.49	(.53)	(.13)	(.55)
Net gain (loss) on investments (realized and unrealized)	31.71 [d]	(12.19)	15.01 [d]	100.44 [d]	(61.21)
Total from investment operations	31.55	(11.70)	14.48	100.31	(61.76)
Less distributions from:
Net investment income	(1.91)	—	—	—	—
Total distributions	(1.91)	—	—	—	—
Net asset value, end of period	$199.98	$170.34	$182.04	$167.56	$67.25

Total Return	18.63%	(6.43%)	8.64%	149.16%	(47.87%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,036	$7,449	$18,001	$35,499	$1,507
Ratios to average net assets:
Net investment income (loss)	(0.09%)	0.29%	(0.29%)	(0.18%)	(0.44%)
Total expenses	1.59%	1.55%	1.51%	1.55%	1.64%
Net expenses[e]	1.56%	1.55%	1.51%	1.55%	1.64%
Portfolio turnover rate	1,058%	1,520%	892%	1,503%	1,104%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.
[d]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX® Europe 50 Index (the “underlying index”).

For the Reporting Period, Europe 1.25x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 125% of the daily price movement of the underlying index. Europe 1.25x Strategy Fund Class H returned 14.32% while the underlying index returned 14.68% over the same period.

The sectors that contributed the most to the return of the underlying index for the Reporting Period were Financials, Information Technology, and Industrials. The only sectors that detracted were Health Care and Consumer Staples.

The holdings that contributed the most to the return of the underlying index for the Reporting Period were ASML Holding N.V. - Class G, SAP SE ADR, and UniCredit SpA ADR. Those that detracted the most were Bayer AG, Kering S.A., and Sanofi S.A. ADR.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. The results of derivatives use during the period were within our expectations.

Due to the compounding of daily returns, leveraged and inverse returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

60 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2024

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Class A	March 31, 2004
Class C	May 10, 2001
Class H	May 8, 2000

Ten Largest Holdings	% of Total Net Assets
Novo Nordisk A/S ADR	3.7%
ASML Holding N.V. — Class G	3.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	2.8%
Guggenheim Strategy Fund II	2.8%
Nestle S.A. ADR	2.5%
LVMH Moet Hennessy Louis Vuitton SE ADR	2.1%
Shell plc ADR	1.9%
SAP SE ADR	1.9%
AstraZeneca plc ADR	1.8%
Novartis AG ADR	1.8%
Top Ten Total	24.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Country Diversification
Country	% of Long-Term Investments
France	24.9%
Switzerland	17.2%
United Kingdom	16.9%
Germany	13.5%
Netherlands	12.2%
Denmark	7.2%
Spain	2.6%
Other	5.5%
Total Long-Term Investments	100.0%

THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	14.35%	8.64%	3.20%
Class A Shares with sales charge‡	8.92%	7.58%	2.70%
Class C Shares	13.48%	7.69%	2.39%
Class C Shares with CDSC§	12.48%	7.69%	2.39%
Class H Shares	14.32%	8.47%	3.14%
STOXX Europe 50 Index	14.68%	9.38%	4.85%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Class A and Class H shares only; performance for Class C shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

62 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
EUROPE 1.25x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 51.1%

Consumer, Non-cyclical - 18.7%
Novo Nordisk A/S ADR	698	$89,623
Nestle S.A. ADR	574	60,959
AstraZeneca plc ADR	660	44,715
Novartis AG ADR	441	42,658
Roche Holding AG ADR	1,212	38,687
Unilever plc ADR	542	27,203
L’Oreal S.A. ADR	260	24,648
Sanofi S.A. ADR	494	24,008
GSK plc ADR	464	19,892
RELX plc ADR	410	17,749
Diageo plc ADR	119	17,700
EssilorLuxottica S.A. ADR[1]	132	14,965
British American Tobacco plc ADR	428	13,054
Anheuser-Busch InBev S.A. ADR[1]	193	11,731
Reckitt Benckiser Group plc ADR	796	9,050
Total Consumer, Non-cyclical		456,642

Financial - 7.6%
HSBC Holdings plc ADR[1]	816	32,118
Allianz SE ADR[1]	846	25,321
UBS Group AG*	689	21,166
Zurich Insurance Group AG ADR[1]	315	17,082
Banco Santander S.A. ADR	3,446	16,679
BNP Paribas S.A. ADR[1]	466	16,655
AXA S.A. ADR	411	15,453
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen ADR[1]	294	14,368
UniCredit SpA ADR[1]	742	14,035
ING Groep N.V. ADR	711	11,724
Total Financial		184,601

Industrial - 5.8%
Siemens AG ADR	322	30,728
Schneider Electric SE ADR	615	27,860
Airbus SE ADR	505	23,311
Safran S.A. ADR	326	18,468
Vinci S.A. ADR	508	16,368
ABB Ltd. ADR	348	16,133
Deutsche Post AG ADR	208	8,960
Total Industrial		141,828

Technology - 5.3%
ASML Holding N.V. — Class G	86	83,461
SAP SE ADR[1]	233	45,442
Total Technology		128,903

Energy - 4.4%
Shell plc ADR	696	46,660
TotalEnergies SE ADR	513	35,310
BP plc ADR	636	23,964
Total Energy		105,934

Consumer, Cyclical - 4.1%
LVMH Moet Hennessy Louis Vuitton SE ADR	276	49,964
Hermes International SCA ADR[1]	76	19,488
Cie Financiere Richemont S.A. ADR[1]	1,160	17,679
Mercedes-Benz Group AG ADR	689	$13,704
Total Consumer, Cyclical		100,835

Basic Materials - 2.5%
Air Liquide S.A. ADR	563	23,472
Rio Tinto plc ADR	230	14,660
Glencore plc ADR*	1,072	11,738
BASF SE ADR	766	10,946
Total Basic Materials		60,816

Utilities - 1.5%
Iberdrola S.A. ADR[1]	315	15,703
Enel SpA ADR[1]	1,687	11,067
National Grid plc ADR[1]	157	10,710
Total Utilities		37,480

Communications - 1.2%
Deutsche Telekom AG ADR	746	18,061
Prosus N.V. ADR	1,621	10,147
Total Communications		28,208

Total Common Stocks
(Cost $995,035)		1,245,247

MUTUAL FUNDS† - 5.7%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	7,027	69,638
Guggenheim Strategy Fund II2	2,760	67,907
Total Mutual Funds
(Cost $138,225)		137,545

	Face Amount
U.S. TREASURY BILLS†† - 5.7%
U.S. Treasury Bills
5.17% due 04/16/24[3,4]	$138,000	137,697
Total U.S. Treasury Bills
(Cost $137,697)		137,697

REPURCHASE AGREEMENTS††,5 - 37.5%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	527,451	527,451
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	202,866	202,866
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	183,881	183,881
Total Repurchase Agreements
(Cost $914,198)		914,198

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
EUROPE 1.25x STRATEGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,6 - 7.3%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[7]	178,326	$178,326
Total Securities Lending Collateral
(Cost $178,326)		178,326

Total Investments - 107.3%
(Cost $2,363,481 )		$2,613,013
Other Assets & Liabilities, net - (7.3)%		(177,348)
Total Net Assets - 100.0%		$2,435,665

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
STOXX 50 Index Futures Contracts	38	Jun 2024	$1,813,487	$25,275
Currency Futures Contracts Purchased†
Euro FX Futures Contracts	13	Jun 2024	1,758,575	(19,833)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2024.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of March 31, 2024.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
EUROPE 1.25x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,245,247	$—	$—	$1,245,247
Mutual Funds	137,545	—	—	137,545
U.S. Treasury Bills	—	137,697	—	137,697
Repurchase Agreements	—	914,198	—	914,198
Securities Lending Collateral	178,326	—	—	178,326
Equity Futures Contracts**	25,275	—	—	25,275
Total Assets	$1,586,393	$1,051,895	$—	$2,638,288

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$19,833	$—	$—	$19,833

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Guggenheim Strategy Funds”), each of which are open-end management investment companies managed by GI. The Guggenheim Strategy Funds, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Guggenheim Strategy Funds pay no investment management fees. The Guggenheim Strategy Funds’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$66,830	$—	$—	$—	$1,077	$67,907	2,760	$3,745
Guggenheim Ultra Short Duration Fund — Institutional Class	68,233	—	—	—	1,405	69,638	7,027	3,742
	$135,063	$—	$—	$—	$2,482	$137,545		$7,487

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments in unaffiliated issuers, at value - including $169,356 of securities loaned (cost $1,311,058)	$1,561,270
Investments in affiliated issuers, at value (cost $138,225)	137,545
Repurchase agreements, at value (cost $914,198)	914,198
Cash	323
Segregated cash with broker	13,241
Receivables:
Foreign tax reclaims	18,370
Dividends	5,918
Variation margin on futures contracts	3,453
Interest	540
Fund shares sold	300
Securities lending income	264
Total assets	2,655,422

Liabilities:
Payable for:
Return of securities lending collateral	178,326
Fund shares redeemed	31,435
Securities purchased	3,406
Management fees	1,737
Transfer agent fees	1,077
Distribution and service fees	582
Portfolio accounting and administration fees	102
Trustees’ fees*	28
Miscellaneous	3,064
Total liabilities	219,757
Net assets	$2,435,665

Net assets consist of:
Paid in capital	$2,921,885
Total distributable earnings (loss)	(486,220)
Net assets	$2,435,665
Class A:
Net assets	$519,854
Capital shares outstanding	4,288
Net asset value per share	$121.23
Maximum offering price per share (Net asset value divided by 95.25%)	$127.28
Class C:
Net assets	$181,073
Capital shares outstanding	1,867
Net asset value per share	$96.99
Class H:
Net assets	$1,734,738
Capital shares outstanding	14,533
Net asset value per share	$119.37

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $9,804)	$100,807
Dividends from securities of affiliated issuers	7,487
Interest	136,758
Income from securities lending, net	4,633
Total investment income	249,685

Expenses:
Management fees	46,593
Distribution and service fees:
Class A	2,566
Class C	1,921
Class H	9,896
Transfer agent fees	11,439
Portfolio accounting and administration fees	7,891
Professional fees	2,395
Custodian fees	897
Trustees’ fees*	802
Miscellaneous	8,108
Total expenses	92,508
Less:
Expenses reimbursed by Adviser	(3,551)
Expenses waived by Adviser	(171)
Total waived expenses	(3,722)
Net expenses	88,786
Net investment income	160,899

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(13,742)
Futures contracts	386,919
Foreign currency transactions	101
Net realized gain	373,278
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	114,064
Investments in affiliated issuers	2,482
Futures contracts	(105,033)
Foreign currency translations	38
Net change in unrealized appreciation (depreciation)	11,551
Net realized and unrealized gain	384,829
Net increase in net assets resulting from operations	$545,728

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$160,899	$30,827
Net realized gain (loss) on investments	373,278	(10,782)
Net change in unrealized appreciation (depreciation) on investments	11,551	(82,833)
Net increase (decrease) in net assets resulting from operations	545,728	(62,788)

Distributions to shareholders:
Class A	(5,330)	—
Class C	(2,990)	—
Class H	(19,342)	—
Total distributions to shareholders	(27,662)	—

Capital share transactions:
Proceeds from sale of shares
Class A	55,633,399	18,528,974
Class C	905,676	208,645
Class H	36,893,142	41,975,592
Distributions reinvested
Class A	5,211	—
Class C	2,052	—
Class H	19,247	—
Cost of shares redeemed
Class A	(55,672,258)	(18,854,295)
Class C	(918,503)	(543,957)
Class H	(48,981,942)	(32,367,804)
Net increase (decrease) from capital share transactions	(12,113,976)	8,947,155
Net increase (decrease) in net assets	(11,595,910)	8,884,367

Net assets:
Beginning of year	14,031,575	5,147,208
End of year	$2,435,665	$14,031,575

Capital share activity:
Shares sold
Class A	511,589	195,330
Class C	10,433	2,694
Class H	340,783	439,379
Shares issued from reinvestment of distributions
Class A	48	—
Class C	25	—
Class H	179	—
Shares redeemed
Class A	(510,986)	(196,454)
Class C	(10,500)	(6,623)
Class H	(454,633)	(352,952)
Net increase (decrease) in shares	(113,061)	81,374

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$106.74	$101.20	$94.56	$69.30	$85.18
Income (loss) from investment operations:
Net investment income (loss)[a]	2.61	1.76	(.96)	(.93)	.63
Net gain (loss) on investments (realized and unrealized)	12.63	3.78 [e]	7.60 [e]	30.74	(16.07)[e]
Total from investment operations	15.24	5.54	6.64	29.81	(15.44)
Less distributions from:
Net investment income	(.75)	—	—	(4.55)	(.44)
Total distributions	(.75)	—	—	(4.55)	(.44)
Net asset value, end of period	$121.23	$106.74	$101.20	$94.56	$69.30

Total Return[b]	14.35%	5.48%	7.02%	43.39%	(18.25%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$520	$388	$482	$130	$217
Ratios to average net assets:
Net investment income (loss)	2.41%	1.84%	(0.93%)	(1.10%)	0.72%
Total expenses[c]	1.74%	1.79%	1.72%	1.75%	1.77%
Net expenses[d]	1.66%	1.74%	1.70%	1.73%	1.73%
Portfolio turnover rate	1,595%	231%	517%	534%	1,787%

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$86.21	$82.72	$77.88	$58.24	$72.13
Income (loss) from investment operations:
Net investment income (loss)[a]	1.28	.94	(1.18)	(.96)	(.18)
Net gain (loss) on investments (realized and unrealized)	10.25	2.55 [e]	6.02 [e]	25.15	(13.27)[e]
Total from investment operations	11.53	3.49	4.84	24.19	(13.45)
Less distributions from:
Net investment income	(.75)	—	—	(4.55)	(.44)
Total distributions	(.75)	—	—	(4.55)	(.44)
Net asset value, end of period	$96.99	$86.21	$82.72	$77.88	$58.24

Total Return[b]	13.48%	4.22%	6.21%	41.93%	(18.79%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$181	$165	$483	$142	$296
Ratios to average net assets:
Net investment income (loss)	1.47%	1.17%	(1.41%)	(1.50%)	(0.25%)
Total expenses[c]	2.51%	2.53%	2.48%	2.58%	2.49%
Net expenses[d]	2.42%	2.48%	2.46%	2.55%	2.45%
Portfolio turnover rate	1,595%	231%	517%	534%	1,787%

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$105.14	$100.11	$93.56	$68.79	$84.58
Income (loss) from investment operations:
Net investment income (loss)[a]	3.64	1.01	(.93)	(.74)	.58
Net gain (loss) on investments (realized and unrealized)	11.34	4.02 [e]	7.48 [e]	30.06	(15.93)[e]
Total from investment operations	14.98	5.03	6.55	29.32	(15.35)
Less distributions from:
Net investment income	(.75)	—	—	(4.55)	(.44)
Total distributions	(.75)	—	—	(4.55)	(.44)
Net asset value, end of period	$119.37	$105.14	$100.11	$93.56	$68.79

Total Return	14.32%	5.01%	7.00%	42.96%	(18.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,735	$13,479	$4,182	$1,410	$1,344
Ratios to average net assets:
Net investment income (loss)	3.37%	1.08%	(0.90%)	(0.88%)	0.66%
Total expenses[c]	1.76%	1.77%	1.71%	1.77%	1.80%
Net expenses[d]	1.69%	1.73%	1.69%	1.74%	1.76%
Portfolio turnover rate	1,595%	231%	517%	534%	1,787%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net gain on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the Reporting Period, Japan 2x Strategy Fund Class H maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the underlying index. Japan 2x Strategy Fund Class H returned 44.34%, while the underlying index returned 25.63% over the same time period.

The sectors that contributed the most to the return of the underlying index for the Reporting Period were Information Technology, Consumer Discretionary, and Industrials. No sector detracted.

The holdings contributing the most to the return of the underlying index were Tokyo Electron Ltd., Fast Retailing Co. Ltd., and Advantest Corp. Those that detracted the most were Fanuc Corp., Daikin Industries Ltd., and M3, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. The results of derivatives use during the period were within our expectations.

Due to the compounding of daily returns, leveraged and inverse returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Class A	February 22, 2008
Class C	February 22, 2008
Class H	February 22, 2008

The Fund invests principally in derivative investments such as futures contracts.

70 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	44.34%	7.43%	8.71%
Class A Shares with sales charge†	37.48%	6.39%	8.18%
Class C Shares	43.33%	6.63%	7.94%
Class C Shares with CDSC‡	42.33%	6.63%	7.94%
Class H Shares	44.34%	7.42%	8.75%
Nikkei-225 Stock Average Index	25.63%	6.75%	6.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS	March 31, 2024
JAPAN 2x STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 22.0%
U.S. Treasury Bills
5.17% due 04/16/24[1,2]	$620,000	$618,638
Total U.S. Treasury Bills
(Cost $618,640)		618,638

REPURCHASE AGREEMENTS††,3 - 81.8%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	1,325,935	1,325,935
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	509,975	509,975
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	462,248	462,248
Total Repurchase Agreements
(Cost $2,298,158)		2,298,158

Total Investments - 103.8%
(Cost $2,916,798)		$2,916,796
Other Assets & Liabilities, net - (3.8)%		(106,614)
Total Net Assets - 100.0%		$2,810,182

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
Nikkei 225 (CME) Index Futures Contracts	28	Jun 2024	$5,656,000	$75,118
Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	67	Jun 2024	5,599,106	(127,999)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at March 31, 2024.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$618,638	$—	$618,638
Repurchase Agreements	—	2,298,158	—	2,298,158
Equity Futures Contracts**	75,118	—	—	75,118
Total Assets	$75,118	$2,916,796	$—	$2,991,914

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$127,999	$—	$—	$127,999

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value (cost $618,640)	$618,638
Repurchase agreements, at value (cost $2,298,158)	2,298,158
Segregated cash with broker	16,479
Receivables:
Interest	1,356
Total assets	2,934,631

Liabilities:
Payable for:
Fund shares redeemed	99,352
Variation margin on futures contracts	19,974
Management fees	1,877
Transfer agent fees	905
Distribution and service fees	632
Portfolio accounting and administration fees	257
Trustees’ fees*	18
Miscellaneous	1,434
Total liabilities	124,449
Net assets	$2,810,182

Net assets consist of:
Paid in capital	$4,348,089
Total distributable earnings (loss)	(1,537,907)
Net assets	$2,810,182
Class A:
Net assets	$450,339
Capital shares outstanding	2,830
Net asset value per share	$159.13
Maximum offering price per share (Net asset value divided by 95.25%)	$167.07
Class C:
Net assets	$21,712
Capital shares outstanding	155
Net asset value per share	$140.30
Class H:
Net assets	$2,338,131
Capital shares outstanding	14,574
Net asset value per share	$160.43

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Interest	$139,284
Total investment income	139,284

Expenses:
Management fees	20,433
Distribution and service fees:
Class A	486
Class C	68
Class H	6,307
Transfer agent fees	5,974
Portfolio accounting and administration fees	4,153
Registration fees	2,303
Professional fees	1,388
Trustees’ fees*	425
Custodian fees	373
Miscellaneous	1,072
Total expenses	42,982
Less:
Expenses reimbursed by Adviser	(564)
Net expenses	42,418
Net investment income	96,866

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	52
Futures contracts	1,175,866
Net realized gain	1,175,918
Net change in unrealized appreciation (depreciation) on:
Investments	20
Futures contracts	(456,057)
Net change in unrealized appreciation (depreciation)	(456,037)
Net realized and unrealized gain	719,881
Net increase in net assets resulting from operations	$816,747

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$96,866	$18,134
Net realized gain (loss) on investments	1,175,918	(260,068)
Net change in unrealized appreciation (depreciation) on investments	(456,037)	249,823
Net increase in net assets resulting from operations	816,747	7,889

Distributions to shareholders:
Class A	(6,903)	—
Class C	(36)	—
Class H	(65,831)	—
Total distributions to shareholders	(72,770)	—

Capital share transactions:
Proceeds from sale of shares
Class A	367,084	130,762
Class C	54,791	2,736
Class H	12,144,683	15,623,889
Distributions reinvested
Class A	6,903	—
Class C	36	—
Class H	64,437	—
Cost of shares redeemed
Class A	(183,316)	(101,183)
Class C	(34,007)	(2,386)
Class H	(17,911,961)	(9,364,977)
Net increase (decrease) from capital share transactions	(5,491,350)	6,288,841
Net increase (decrease) in net assets	(4,747,373)	6,296,730

Net assets:
Beginning of year	7,557,555	1,260,825
End of year	$2,810,182	$7,557,555

Capital share activity:
Shares sold
Class A	2,483	1,220
Class C	455	26
Class H	92,132	139,552
Shares issued from reinvestment of distributions
Class A	59	—
Class C	—	—
Class H	545	—
Shares redeemed
Class A	(1,475)	(907)
Class C	(338)	(23)
Class H	(140,294)	(84,648)
Net increase (decrease) in shares	(46,433)	55,220

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$117.27	$142.84	$201.08	$94.96	$119.96
Income (loss) from investment operations:
Net investment income (loss)[a]	4.91	1.39	(2.21)	(1.95)	.91
Net gain (loss) on investments (realized and unrealized)	44.41	(26.96)	(56.03)	109.13	(24.67)
Total from investment operations	49.32	(25.57)	(58.24)	107.18	(23.76)
Less distributions from:
Net investment income	(7.46)	—	—	(1.06)	(1.24)
Total distributions	(7.46)	—	—	(1.06)	(1.24)
Net asset value, end of period	$159.13	$117.27	$142.84	$201.08	$94.96

Total Return[b]	44.34%	(17.90%)	(28.96%)	112.92%	(20.15%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$450	$207	$207	$255	$141
Ratios to average net assets:
Net investment income (loss)	3.77%	1.27%	(1.22%)	(1.26%)	0.70%
Total expenses[d]	1.57%	1.50%	1.51%	1.58%	1.63%
Net expenses[c]	1.54%	1.49%	1.49%	1.56%	1.57%
Portfolio turnover rate	—	—	—	15%	—

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$104.92	$128.84	$182.53	$87.00	$110.80
Income (loss) from investment operations:
Net investment income (loss)[a]	3.51	.39	(3.48)	(2.98)	(.06)
Net gain (loss) on investments (realized and unrealized)	39.33	(24.31)	(50.21)	99.57	(22.50)
Total from investment operations	42.84	(23.92)	(53.69)	96.59	(22.56)
Less distributions from:
Net investment income	(7.46)	—	—	(1.06)	(1.24)
Total distributions	(7.46)	—	—	(1.06)	(1.24)
Net asset value, end of period	$140.30	$104.92	$128.84	$182.53	$87.00

Total Return[b]	43.33%	(18.57%)	(29.41%)	111.34%	(20.75%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22	$4	$5	$53	$21
Ratios to average net assets:
Net investment income (loss)	3.05%	0.40%	(2.00%)	(2.02%)	(0.05%)
Total expenses[d]	2.30%	2.30%	2.25%	2.32%	2.38%
Net expenses[c]	2.27%	2.30%	2.24%	2.30%	2.32%
Portfolio turnover rate	—	—	—	15%	—

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$118.13	$143.98	$202.65	$95.70	$120.89
Income (loss) from investment operations:
Net investment income (loss)[a]	4.48	1.64	(2.25)	(2.07)	.90
Net gain (loss) on investments (realized and unrealized)	45.28	(27.49)	(56.42)	110.08	(24.85)
Total from investment operations	49.76	(25.85)	(58.67)	108.01	(23.95)
Less distributions from:
Net investment income	(7.46)	—	—	(1.06)	(1.24)
Total distributions	(7.46)	—	—	(1.06)	(1.24)
Net asset value, end of period	$160.43	$118.13	$143.98	$202.65	$95.70

Total Return	44.34%	(17.95%)	(28.95%)	112.94%	(20.17%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,338	$7,347	$1,049	$1,560	$817
Ratios to average net assets:
Net investment income (loss)	3.54%	1.48%	(1.22%)	(1.27%)	0.69%
Total expenses[d]	1.58%	1.54%	1.51%	1.58%	1.63%
Net expenses[c]	1.56%	1.53%	1.49%	1.56%	1.58%
Portfolio turnover rate	—	—	—	15%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the underlying index. Strengthening Dollar 2x Strategy Fund Class H returned 10.35%, compared with a return of 1.99% for the underlying index.

The Japanese Yen was the leading contributor to the underlying index during the Reporting Period, followed by the Euro and the Swedish Krona. The British Pound and Swiss Franc detracted the most from the underlying index during the Reporting Period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. The results of derivatives use during the period were within our expectations.

Due to the compounding of daily returns, the leveraged and inverse returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Class A	May 25, 2005
Class C	May 25, 2005
Class H	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

78 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	10.36%	4.39%	5.84%
Class A Shares with sales charge†	5.11%	3.37%	5.33%
Class C Shares	9.57%	3.62%	5.05%
Class C Shares with CDSC‡	8.57%	3.62%	5.05%
Class H Shares	10.35%	4.40%	5.84%
U.S. Dollar Index	1.99%	1.45%	2.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Class A and Class H shares only; performance for Class C shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS	March 31, 2024
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 3.5%
U.S. Treasury Bills
5.17% due 04/16/24[1,2]	$85,000	$84,814
Total U.S. Treasury Bills
(Cost $84,814)		84,814

REPURCHASE AGREEMENTS††,3 - 94.8%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24[4]	1,333,669	1,333,669
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24[4]	512,950	512,950
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24[4]	464,944	464,944
Total Repurchase Agreements
(Cost $2,311,563)		2,311,563

Total Investments - 98.3%
(Cost $2,396,377)		$2,396,377
Other Assets & Liabilities, net - 1.7%		41,894
Total Net Assets - 100.0%		$2,438,271

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts	38	Jun 2024	$3,962,640	$61,910

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Currency Index Swap Agreements††
Goldman Sachs International	U.S. Dollar Index	Receive	N/A	At Maturity	06/24/24	8,807	$917,533	$11,081

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at March 31, 2024.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as currency index swap collateral at March 31, 2024.

See Sector Classification in Other Information section.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$84,814	$—	$84,814
Repurchase Agreements	—	2,311,563	—	2,311,563
Currency Futures Contracts**	61,910	—	—	61,910
Currency Index Swap Agreements**	—	11,081	—	11,081
Total Assets	$61,910	$2,407,458	$—	$2,469,368

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value (cost $84,814)	$84,814
Repurchase agreements, at value (cost $2,311,563)	2,311,563
Unrealized appreciation on OTC swap agreements	11,081
Receivables:
Fund shares sold	34,211
Variation margin on futures contracts	7,990
Interest	1,363
Total assets	2,451,022

Liabilities:
Payable for:
Licensing fees	5,662
Management fees	1,950
Transfer agent and administrative fees	1,193
Professional fees	723
Swap settlement	628
Distribution and service fees	545
Printing fees	461
Portfolio accounting and administration fees	114
Trustees’ fees*	34
Miscellaneous	1,441
Total liabilities	12,751
Net assets	$2,438,271

Net assets consist of:
Paid in capital	$22,758,115
Total distributable earnings (loss)	(20,319,844)
Net assets	$2,438,271
Class A:
Net assets	$425,142
Capital shares outstanding	6,772
Net asset value per share	$62.78
Maximum offering price per share (Net asset value divided by 95.25%)	$65.91
Class C:
Net assets	$9,124
Capital shares outstanding	170
Net asset value per share	$53.82
Class H:
Net assets	$2,004,005
Capital shares outstanding	32,039
Net asset value per share	$62.55

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Interest	$251,629
Total investment income	251,629

Expenses:
Management fees	42,834
Distribution and service fees:
Class A	1,227
Class C	193
Class H	10,623
Transfer agent fees	10,460
Licensing fees	8,104
Portfolio accounting and administration fees	7,255
Registration fees	5,817
Professional fees	1,771
Trustees’ fees*	1,046
Custodian fees	666
Miscellaneous	721
Total expenses	90,717
Less:
Expenses reimbursed by Adviser	(3,612)
Total waived expenses	(3,612)
Net expenses	87,105
Net investment income	164,524

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(219,970)
Futures contracts	(434,271)
Net realized loss	(654,241)
Net change in unrealized appreciation (depreciation) on:
Investments	5
Swap agreements	119,467
Futures contracts	334,330
Net change in unrealized appreciation (depreciation)	453,802
Net realized and unrealized loss	(200,439)
Net decrease in net assets resulting from operations	$(35,915)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$164,524	$98,138
Net realized loss on investments	(654,241)	(1,142,027)
Net change in unrealized appreciation (depreciation) on investments	453,802	(268,516)
Net decrease in net assets resulting from operations	(35,915)	(1,312,405)

Distributions to shareholders:
Class A	(8,436)	—
Class C	(601)	—
Class H	(71,717)	—
Total distributions to shareholders	(80,754)	—

Capital share transactions:
Proceeds from sale of shares
Class A	683,629	2,713,416
Class C	94,305	147,526
Class H	37,742,379	88,021,425
Distributions reinvested
Class A	7,532	—
Class C	206	—
Class H	71,112	—
Cost of shares redeemed
Class A	(931,162)	(3,204,200)
Class C	(120,696)	(146,172)
Class H	(42,250,193)	(84,208,343)
Net increase (decrease) from capital share transactions	(4,702,888)	3,323,652
Net increase (decrease) in net assets	(4,819,557)	2,011,247

Net assets:
Beginning of year	7,257,828	5,246,581
End of year	$2,438,271	$7,257,828

Capital share activity:
Shares sold
Class A	11,321	45,340
Class C	1,775	2,822
Class H	621,543	1,387,213
Shares issued from reinvestment of distributions
Class A	124	—
Class C	4	—
Class H	1,175	—
Shares redeemed
Class A	(15,415)	(54,039)
Class C	(2,371)	(2,790)
Class H	(704,670)	(1,353,118)
Net increase (decrease) in shares	(86,514)	25,428

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$58.06	$52.63	$48.47	$55.34	$52.46
Income (loss) from investment operations:
Net investment income (loss)[a]	2.11	.38	(.64)	(.64)	.16
Net gain (loss) on investments (realized and unrealized)	3.88 [e]	5.05 [e]	4.80	(5.95)	3.17
Total from investment operations	5.99	5.43	4.16	(6.59)	3.33
Less distributions from:
Net investment income	(1.27)	—	—	(.28)	(.45)
Total distributions	(1.27)	—	—	(.28)	(.45)
Net asset value, end of period	$62.78	$58.06	$52.63	$48.47	$55.34

Total Return[b]	10.36%	10.32%	8.58%	(11.88%)	6.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$425	$624	$1,023	$1,464	$2,535
Ratios to average net assets:
Net investment income (loss)	3.50%	0.64%	(1.32%)	(1.26%)	0.29%
Total expenses[c]	1.91%	1.82%	1.89%	1.91%	2.00%
Net expenses[d]	1.83%	1.79%	1.86%	1.87%	1.96%
Portfolio turnover rate	—	—	—	—	—

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$50.31	$45.94	$42.62	$49.08	$46.91
Income (loss) from investment operations:
Net investment income (loss)[a]	1.38	.23	(.87)	(.90)	(.16)
Net gain (loss) on investments (realized and unrealized)	3.40 [e]	4.14 [e]	4.19	(5.28)	2.78
Total from investment operations	4.78	4.37	3.32	(6.18)	2.62
Less distributions from:
Net investment income	(1.27)	—	—	(.28)	(.45)
Total distributions	(1.27)	—	—	(.28)	(.45)
Net asset value, end of period	$53.82	$50.31	$45.94	$42.62	$49.08

Total Return[b]	9.57%	9.51%	7.79%	(12.56%)	5.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9	$38	$34	$35	$96
Ratios to average net assets:
Net investment income (loss)	2.66%	0.43%	(2.07%)	(2.00%)	(0.33%)
Total expenses[c]	2.64%	2.56%	2.66%	2.67%	2.77%
Net expenses[d]	2.57%	2.52%	2.62%	2.63%	2.72%
Portfolio turnover rate	—	—	—	—	—

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$57.86	$52.44	$48.29	$55.12	$52.25
Income (loss) from investment operations:
Net investment income (loss)[a]	2.07	.67	(.66)	(.70)	.12
Net gain (loss) on investments (realized and unrealized)	3.89 [d]	4.75 [e]	4.81	(5.85)	3.20
Total from investment operations	5.96	5.42	4.15	(6.55)	3.32
Less distributions from:
Net investment income	(1.27)	—	—	(.28)	(.45)
Total distributions	(1.27)	—	—	(.28)	(.45)
Net asset value, end of period	$62.55	$57.86	$52.44	$48.29	$55.12

Total Return	10.35%	10.34%	8.59%	(11.86%)	6.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,004	$6,596	$4,190	$2,437	$10,549
Ratios to average net assets:
Net investment income (loss)	3.46%	1.08%	(1.36%)	(1.36%)	0.22%
Total expenses[c]	1.90%	1.81%	1.89%	1.94%	2.00%
Net expenses[d]	1.83%	1.77%	1.85%	1.90%	1.96%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the period because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the underlying index. Weakening Dollar 2x Strategy Fund Class H returned -4.64%, compared with a return of 1.99% for the underlying index.

The Japanese Yen was the leading contributor to the underlying index during the Reporting Period, followed by the Euro and the Swedish Krona. The British Pound and Swiss Franc detracted the most from the underlying index during the Reporting Period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. The results of derivatives use during the period were within our expectations.

Due to the compounding of daily returns, leveraged and inverse returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Class A	May 25, 2005
Class C	May 25, 2005
Class H	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

86 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	(4.65%)	(5.94%)	(7.93%)
Class A Shares with sales charge†	(9.18%)	(6.86%)	(8.37%)
Class C Shares	(5.51%)	(6.68%)	(8.63%)
Class C Shares with CDSC‡	(6.45%)	(6.68%)	(8.63%)
Class H Shares	(4.64%)	(5.96%)	(7.93%)
U.S. Dollar Index	1.99%	1.45%	2.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS	March 31, 2024
WEAKENING DOLLAR 2x STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 2.7%
U.S. Treasury Bills
5.17% due 04/16/24[1,2]	$25,000	$24,945
Total U.S. Treasury Bills
(Cost $24,945)		24,945

REPURCHASE AGREEMENTS††,3 - 98.4%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24[4]	536,582	536,582
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24[4]	206,378	206,378
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24[4]	187,063	187,063
Total Repurchase Agreements
(Cost $930,023)		930,023

Total Investments - 101.1%
(Cost $954,968)		$954,968
Other Assets & Liabilities, net - (1.1)%		(10,074)
Total Net Assets - 100.0%		$944,894

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Sold Short†
U.S. Dollar Index Futures Contracts	15	Jun 2024	$1,564,200	$(24,929)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	U.S. Dollar Index	Pay	N/A	At Maturity	06/24/24	3,127	$325,745	$(2,180)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at March 31, 2024.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as currency index swap collateral at March 31, 2024.

See Sector Classification in Other Information section.

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$24,945	$—	$24,945
Repurchase Agreements	—	930,023	—	930,023
Total Assets	$—	$954,968	$—	$954,968

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$24,929	$—	$—	$24,929
Currency Index Swap Agreements**	—	2,180	—	2,180
Total Liabilities	$24,929	$2,180	$—	$27,109

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value (cost $24,945)	$24,945
Repurchase agreements, at value (cost $930,023)	930,023
Segregated cash with broker	2,194
Receivables:
Interest	549
Fund shares sold	20
Total assets	957,731

Liabilities:
Unrealized depreciation on OTC swap agreements	2,180
Payable for:
Variation margin on futures contracts	3,240
Fund shares redeemed	2,083
Licensing fees	1,997
Swap settlement	1,029
Management fees	759
Transfer agent fees	432
Distribution and service fees	211
Portfolio accounting and administration fees	44
Trustees’ fees*	11
Miscellaneous	851
Total liabilities	12,837
Net assets	$944,894

Net assets consist of:
Paid in capital	$11,362,549
Total distributable earnings (loss)	(10,417,655)
Net assets	$944,894
Class A:
Net assets	$207,284
Capital shares outstanding	4,487
Net asset value per share	$46.20
Maximum offering price per share (Net asset value divided by 95.25%)	$48.50
Class C:
Net assets	$269
Capital shares outstanding	7
Net asset value per share	$39.45
Class H:
Net assets	$737,341
Capital shares outstanding	15,989
Net asset value per share	$46.12

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Interest	$72,217
Total investment income	72,217

Expenses:
Management fees	12,244
Distribution and service fees:
Class A	587
Class C	71
Class H	2,796
Transfer agent fees	2,929
Licensing fees	2,407
Portfolio accounting and administration fees	2,074
Registration fees	1,316
Professional fees	541
Trustees’ fees*	226
Custodian fees	186
Miscellaneous	397
Total expenses	25,774
Less:
Expenses reimbursed by Adviser	(1,104)
Net expenses	24,670
Net investment income	47,547

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(87,099)
Futures contracts	(138,409)
Net realized loss	(225,508)
Net change in unrealized appreciation (depreciation) on:
Investments	1
Swap agreements	(7,931)
Futures contracts	(84,663)
Net change in unrealized appreciation (depreciation)	(92,593)
Net realized and unrealized loss	(318,101)
Net decrease in net assets resulting from operations	$(270,554)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$47,547	$14,929
Net realized loss on investments	(225,508)	(150,896)
Net change in unrealized appreciation (depreciation) on investments	(92,593)	50,682
Net decrease in net assets resulting from operations	(270,554)	(85,285)

Distributions to shareholders:
Class A	(2,465)	—
Class C	(4)	—
Class H	(8,970)	—
Total distributions to shareholders	(11,439)	—

Capital share transactions:
Proceeds from sale of shares
Class A	87,160	3,879,273
Class C	34,672	67,534
Class H	14,094,456	11,565,500
Distributions reinvested
Class A	2,464	—
Class C	4	—
Class H	8,717	—
Cost of shares redeemed
Class A	(91,457)	(3,833,949)
Class C	(36,772)	(79,468)
Class H	(14,466,225)	(11,130,689)
Net increase (decrease) from capital share transactions	(366,981)	468,201
Net increase (decrease) in net assets	(648,974)	382,916

Net assets:
Beginning of year	1,593,868	1,210,952
End of year	$944,894	$1,593,868

Capital share activity:
Shares sold
Class A	1,793	77,177
Class C	782	1,745
Class H	287,573	246,282
Shares issued from reinvestment of distributions
Class A	52	—
Class C	—	—
Class H	186	—
Shares redeemed
Class A	(1,950)	(76,041)
Class C	(910)	(1,915)
Class H	(299,670)	(236,525)
Net increase (decrease) in shares	(12,144)	10,723

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$48.96	$55.46	$63.71	$57.85	$63.74
Income (loss) from investment operations:
Net investment income (loss)[a]	1.66	.52	(.74)	(.84)	.16
Net gain (loss) on investments (realized and unrealized)	(3.93)	(7.02)	(7.51)	6.82	(5.84)
Total from investment operations	(2.27)	(6.50)	(8.25)	5.98	(5.68)
Less distributions from:
Net investment income	(.49)	—	—	(.12)	(.21)
Total distributions	(.49)	—	—	(.12)	(.21)
Net asset value, end of period	$46.20	$48.96	$55.46	$63.71	$57.85

Total Return[b]	(4.65%)	(11.72%)	(12.95%)	10.32%	(8.94%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$207	$225	$192	$387	$237
Ratios to average net assets:
Net investment income (loss)	3.48%	1.10%	(1.18%)	(1.30%)	0.26%
Total expenses[c]	1.91%	1.74%	1.90%	1.90%	2.01%
Net expenses[d]	1.83%	1.69%	1.84%	1.86%	2.00%
Portfolio turnover rate	—	—	—	48%	—

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$42.26	$48.23	$55.80	$51.07	$56.74
Income (loss) from investment operations:
Net investment income (loss)[a]	1.20	.32	(1.06)	(1.17)	(.29)
Net gain (loss) on investments (realized and unrealized)	(3.52)	(6.29)	(6.51)	6.02	(5.17)
Total from investment operations	(2.32)	(5.97)	(7.57)	4.85	(5.46)
Less distributions from:
Net investment income	(.49)	—	—	(.12)	(.21)
Total distributions	(.49)	—	—	(.12)	(.21)
Net asset value, end of period	$39.45	$42.26	$48.23	$55.80	$51.07

Total Return[b]	(5.51%)	(12.38%)	(13.57%)	9.50%	(9.65%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$0	$6	$15	$37	$21
Ratios to average net assets:
Net investment income (loss)	2.87%	0.81%	(1.93%)	(2.04%)	(0.53%)
Total expenses[c]	2.53%	2.37%	2.66%	2.66%	2.75%
Net expenses[d]	2.46%	2.32%	2.59%	2.62%	2.73%
Portfolio turnover rate	—	—	—	48%	—

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$48.87	$55.37	$63.59	$57.76	$63.67
Income (loss) from investment operations:
Net investment income (loss)[a]	1.68	.55	(.73)	(.93)	.07
Net gain (loss) on investments (realized and unrealized)	(3.94)	(7.05)	(7.49)	6.88	(5.77)
Total from investment operations	(2.26)	(6.50)	(8.22)	5.95	(5.70)
Less distributions from:
Net investment income	(.49)	—	—	(.12)	(.21)
Total distributions	(.49)	—	—	(.12)	(.21)
Net asset value, end of period	$46.12	$48.87	$55.37	$63.59	$57.76

Total Return	(4.64%)	(11.74%)	(12.93%)	10.29%	(8.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$737	$1,363	$1,005	$1,063	$1,308
Ratios to average net assets:
Net investment income (loss)	3.50%	1.18%	(1.17%)	(1.47%)	0.12%
Total expenses[c]	1.89%	1.74%	1.90%	1.88%	1.99%
Net expenses[d]	1.81%	1.69%	1.84%	1.86%	1.97%
Portfolio turnover rate	—	—	—	48%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the ”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, Class A shares, Class C shares, Class H shares, Class P shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of Class A shares.Class A shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. Class A share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. Class C shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Class C shares of each Fund automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2024, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
S&P 500® Pure Growth Fund	Non-diversified
S&P 500® Pure Value Fund	Non-diversified
S&P MidCap 400® Pure Growth Fund	Non-diversified
S&P MidCap 400® Pure Value Fund	Non-diversified
S&P SmallCap 600® Pure Growth Fund	Non-diversified
S&P SmallCap 600® Pure Value Fund	Non-diversified
Europe 1.25x Strategy Fund	Non-diversified
Japan 2x Strategy Fund	Non-diversified
Strengthening Dollar 2x Strategy Fund	Non-diversified
Weakening Dollar 2x Strategy Fund	Non-diversified

At March 31, 2024, Class A, Class C and Class H have been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Funds’ shares. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities attributable to the share class by the number of outstanding shares of the share class on the specified date.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) adopted policies and procedures for the valuation of the Funds’ investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance

94 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service providers.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. government securities are valued by pricing service providers, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be evaluated using an independent pricing service provider.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Futures contracts are valued on the basis of the last sale price as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation of the underlying securities would provide a more accurate valuation of the futures contract.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

THE RYDEX FUNDS ANNUAL REPORT | 95

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at March 31, 2024.

96 | THE RYDEX FUNDS ANNUAL REPORT

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(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategies, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds’ Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

If a Fund’s investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if the Fund had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Funds’ Statements of Assets and Liabilities; securities held as collateral are noted on the Funds’ Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$6,371,956	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	8,926,303	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	7,285,274	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,994,955

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NOTES TO FINANCIAL STATEMENTS (continued)

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of currency swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$2,173,246	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	598,271

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2024:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency/Equity futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Currency swap agreements	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2024:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at March 31, 2024
Europe 1.25x Strategy Fund	$25,275	$—	$—	$25,275
Japan 2x Strategy Fund	75,118	—	—	75,118
Strengthening Dollar 2x Strategy Fund	—	61,910	11,081	72,991

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at March 31, 2024
Europe 1.25x Strategy Fund	$—	$19,833	$—	$19,833
Japan 2x Strategy Fund	—	127,999	—	127,999
Weakening Dollar 2x Strategy Fund	—	24,929	2,180	27,109

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Funds’ Statements of Assets and Liabilities.

98 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2024:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency/Equity futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Currency swap agreements	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Statements of Operations categorized by primary risk exposure for the year ended March 31, 2024:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$529,258	$(142,339)	$—	$386,919
Japan 2x Strategy Fund	2,552,534	(1,376,668)	—	1,175,866
Strengthening Dollar 2x Strategy Fund	—	(434,271)	(219,970)	(654,241)
Weakening Dollar 2x Strategy Fund	—	(138,409)	(87,099)	(225,508)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$(119,800)	$14,767	$—	$(105,033)
Japan 2x Strategy Fund	(470,522)	14,465	—	(456,057)
Strengthening Dollar 2x Strategy Fund	—	334,330	119,467	453,797
Weakening Dollar 2x Strategy Fund	—	(84,663)	(7,931)	(92,594)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds’ Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds’ Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Strengthening Dollar 2x Strategy Fund	Currency Swap Agreements	$11,081	$—	11,081	$—	$—	$11,081

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Weakening Dollar 2x Strategy Fund	Currency Swap Agreements	$2,180	$—	$2,180	$(2,180)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2024.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Europe 1.25x Strategy Fund	Goldman Sachs International	Futures contracts	$13,241	$—
Japan 2x Strategy Fund	Goldman Sachs International	Futures contracts	16,479	—
Weakening Dollar 2x Strategy Fund	Goldman Sachs International	Futures contracts	2,194	—

100 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees on a monthly basis calculated daily at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

THE RYDEX FUNDS ANNUAL REPORT | 101

NOTES TO FINANCIAL STATEMENTS (continued)

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million – $1 billion	0.025%
> $1 billion – $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted seperate Distribution plans applicable to Class A shares and Class H shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services it performs.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to Class C shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ Class C shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended March 31, 2024, GFD retained sales charges of $75,543 relating to sales of Class A shares of the Trust.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended March 31, 2024, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Europe 1.25x Strategy Fund	$171

Effective August 1, 2022, GI has contractually agreed to waive and/or reimburse expenses for Europe 1.25x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice to the Adviser. In addition, the agreement will terminate automatically if the Advisory Agreement, with respect to a Fund, is terminated, with such termination effective upon the effective date of the termination of the Advisory Agreement.

On May 24, 2023, the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This agreement went into effect August 1, 2023 and the end of the initial term is August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end

102 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice to the Adviser. In addition, the agreement will terminate automatically if the Advisory Agreement, with respect to a Fund, is terminated, with such termination effective upon the effective date of the termination of the Advisory Agreement.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2024, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Notes
5.31%			0.25% - 5.00%
Due 04/01/24	$166,514,975	$166,588,658	Due 03/31/24 - 02/15/33	$172,847,100	$169,834,991
			U.S. Treasury Strips
			0.00%
			Due 11/15/27 - 05/15/48	4,894	4,141
			U.S. Treasury Bills
			0.00%
			Due 04/11/24 - 05/02/24	4,500	4,480
			U.S. Treasury Bond
			4.50%
			Due 05/15/38	800	840
			U.S. Treasury Inflation Indexed Bond
			0.13%
			Due 04/15/27	874	823
				172,858,168	169,845,275

BofA Securities, Inc.			U.S. Treasury Note
5.31%			0.75%
Due 04/01/24	64,044,221	64,072,561	Due 03/31/26	70,171,700	65,325,118

Barclays Capital, Inc.			U.S. Treasury Notes
5.30%			0.63% - 3.50%
Due 04/01/24	58,050,546	58,076,185	Due 11/30/27 - 02/15/33	64,598,100	59,211,567

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

THE RYDEX FUNDS ANNUAL REPORT | 103

NOTES TO FINANCIAL STATEMENTS (continued)

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Securities lending income shown on the Funds’ Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2024, the following Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P MidCap 400® Pure Value Fund	$141,628	$(141,628)	$—	$155,520	$—	$155,520
S&P SmallCap 600® Pure Growth Fund	13,140	(13,140)	—	13,416	—	13,416
S&P SmallCap 600® Pure Value Fund	35,095	(35,095)	—	38,016	—	38,016
Europe 1.25x Strategy Fund	169,356	(169,356)	—	178,326	—	178,326

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

104 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2024 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Value Fund	$183,917	$—	$183,917
S&P MidCap 400® Pure Value Fund	191,352	—	191,352
S&P SmallCap 600® Pure Value Fund	45,269	—	45,269
Europe 1.25x Strategy Fund	27,662	—	27,662
Japan 2x Strategy Fund	72,770	—	72,770
Strengthening Dollar 2x Strategy Fund	80,754	—	80,754
Weakening Dollar 2x Strategy Fund	11,439	—	11,439

The tax character of distributions paid during the year ended March 31, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500®Pure Value Fund	$748,446	$—	$748,446
S&P MidCap 400®Pure Growth Fund	—	4,111,095	4,111,095
S&P MidCap 400®Pure Value Fund	2,668,409	—	2,668,409

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2024 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
S&P 500® Pure Growth Fund	$—	$—	$5,753,863	$(2,754,610)	$2,999,253
S&P 500® Pure Value Fund	4,358	—	640,892	(16,954,278)	(16,309,028)
S&P MidCap 400® Pure Growth Fund	4,225,931	—	10,676,971	—	14,902,902
S&P MidCap 400® Pure Value Fund	683,785	—	915,401	—	1,599,186
S&P SmallCap 600® Pure Growth Fund	374,657	—	617,191	—	991,848
S&P SmallCap 600® Pure Value Fund	—	—	341,849	(20,934,097)	(20,592,248)
Europe 1.25x Strategy Fund	161,001	—	200,286	(847,507)	(486,220)
Japan 2x Strategy Fund	20,223	—	(3)	(1,558,127)	(1,537,907)
Strengthening Dollar 2x Strategy Fund	164,523	—	—	(20,484,367)	(20,319,844)
Weakening Dollar 2x Strategy Fund	47,534	—	—	(10,465,189)	(10,417,655)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2024, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
S&P 500® Pure Growth Fund	$(2,085,873)	$(628,828)	$(2,714,701)
S&P 500® Pure Value Fund	(13,204,542)	(3,749,736)	(16,954,278)
S&P SmallCap 600® Pure Value Fund	(20,928,316)	—	(20,928,316)
Europe 1.25x Strategy Fund	(588,583)	(258,924)	(847,507)
Japan 2x Strategy Fund	(296,914)	(1,261,213)	(1,558,127)
Strengthening Dollar 2x Strategy Fund	(8,232,412)	(12,251,955)	(20,484,367)
Weakening Dollar 2x Strategy Fund	(4,192,919)	(6,272,270)	(10,465,189)

THE RYDEX FUNDS ANNUAL REPORT | 105

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended March 31, 2024, the following capital loss carryforward amounts were utilized:

Fund	Utilized
S&P MidCap 400® Pure Growth Fund	$3,370,371
S&P MidCap 400® Pure Value Fund	1,475,579
Europe 1.25x Strategy Fund	264,734
Japan 2x Strategy Fund	719,860

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses and the deferral of qualified late-year losses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2024 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
S&P MidCap 400® Pure Growth Fund	$25,943	$(25,943)
S&P MidCap 400® Pure Value Fund	2,628,124	(2,628,124)
S&P SmallCap 600® Pure Growth Fund	462,241	(462,241)
S&P SmallCap 600® Pure Value Fund	(1,820)	1,820
Japan 2x Strategy Fund	17,939	(17,939)

At March 31, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
S&P 500® Pure Growth Fund	$25,849,873	$5,926,093	$(172,230)	$5,753,863
S&P 500® Pure Value Fund	9,716,999	693,360	(52,468)	640,892
S&P MidCap 400® Pure Growth Fund	213,752,345	11,069,759	(392,788)	10,676,971
S&P MidCap 400® Pure Value Fund	5,602,031	1,088,527	(173,126)	915,401
S&P SmallCap 600® Pure Growth Fund	3,437,381	670,633	(53,442)	617,191
S&P SmallCap 600® Pure Value Fund	4,036,799	558,119	(216,270)	341,849
Europe 1.25x Strategy Fund	2,412,689	225,494	(25,170)	200,324
Japan 2x Strategy Fund	2,916,799	94,674	(94,677)	(3)
Strengthening Dollar 2x Strategy Fund	2,396,377	—	—	—
Weakening Dollar 2x Strategy Fund	954,968	—	—	—

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2024, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until April 1, 2024:

Fund	Ordinary	Capital
S&P 500® Pure Growth Fund	$(39,909)	$—
S&P SmallCap 600® Pure Value Fund	(5,781)	—

106 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Securities Transactions

For the year ended March 31, 2024, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$231,352,427	$238,080,540
S&P 500® Pure Value Fund	185,420,044	191,128,023
S&P MidCap 400® Pure Growth Fund	523,285,358	345,912,652
S&P MidCap 400® Pure Value Fund	109,225,820	120,226,511
S&P SmallCap 600® Pure Growth Fund	42,984,308	44,891,975
S&P SmallCap 600® Pure Value Fund	60,919,171	64,148,003
Europe 1.25x Strategy Fund	36,636,706	41,380,330
Japan 2x Strategy Fund	—	—
Strengthening Dollar 2x Strategy Fund	—	—
Weakening Dollar 2x Strategy Fund	—	—

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the year ended March 31, 2024, the Funds engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® Pure Growth Fund	$26,219,612	$20,781,868	$157,701
S&P 500® Pure Value Fund	5,949,057	17,118,473	426,677
S&P MidCap 400® Pure Growth Fund	8,874,315	7,998,073	2,667,756
S&P MidCap 400® Pure Value Fund	3,525,809	3,593,494	82,891
S&P SmallCap 600® Pure Growth Fund	953,352	937,239	249,197
S&P SmallCap 600® Pure Value Fund	1,760,747	881,666	225,071
Europe 1.25x Strategy Fund	1,518,866	1,276,009	16,706

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $200,000,000 line of credit from U.S. Bank, N.A. On June 5, 2023, the line of credit agreement was renewed and expires on June 3, 2024. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 6.39% for the year ended March 31, 2024. On March 31, 2024, the S&P 500 Pure Value Fund borrowed $27,000 under this agreement. The remaining Funds did not have any borrowings outstanding under this agreement at March 31, 2024.

The average daily balances borrowed for the year ended March 31, 2024, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$126
S&P 500® Pure Value Fund	915
S&P MidCap 400 Pure Growth Fund	2,708
S&P MidCap 400 Pure Value Fund	4,175
S&P SmallCap 600 Pure Growth Fund	656
S&P SmallCap 600 Pure Value Fund	940
Europe 1.25x Strategy Fund	3

THE RYDEX FUNDS ANNUAL REPORT | 107

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic condition), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Funds in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 12 – Subsequent Events

On May 21, 2024, the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for Europe 1.25x Strategy Fund, in an amount equal to an annual percentage rate of 0.10% of the Fund’s average daily net assets. This arrangement will take effect on August 1, 2024 and the end of the initial term is August 1, 2025. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice to the Adviser. In addition, the agreement will terminate automatically if the Advisory Agreement, with respect to the Fund, is terminated, with such termination effective upon the effective date of the termination of the Advisory Agreement. The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

108 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund (collectively referred to as the “Funds”), (ten of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2024, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting Rydex Series Funds) at March 31, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 22, 2024

THE RYDEX FUNDS ANNUAL REPORT | 109

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2025, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2024.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2024, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2024, the following funds had the corresponding percentages qualify as interest related dividends as permitted by IRC Section 871(k)(1). See the qualified interest income column in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income
S&P 500® Pure Value Fund	100.00%	100.00%	1.02%
S&P MidCap 400® Pure Value Fund	100.00%	100.00%	0.29%
S&P SmallCap 600® Pure Value Fund	100.00%	100.00%	0.00%
Europe 1.25x Strategy Fund	81.22%	4.42%	26.97%
Japan 2x Strategy Fund	0.00%	0.00%	83.80%
Strengthening Dollar 2x Strategy Fund	0.00%	0.00%	50.00%
Weakening Dollar 2x Strategy Fund	0.00%	0.00%	50.03%

With respect to the taxable year ended March 31, 2024, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P MidCap 400® Pure Value Fund	$—	$508,499
S&P SmallCap 600® Pure Growth Fund	—	255,830

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim Funds held with your financial intermediary.

110 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at https://www.sec.gov. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and will be made available, upon request and without charge, by calling 800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 111

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm) (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

112 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, Lydon Media (2016-present); Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research and digital distribution provider) (2022-present). Former: Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	152

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (2023-present); The 2023 ETF Series II (1) (2023-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); Endeavor Health (2012-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS ANNUAL REPORT | 113

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	152

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

				152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

114 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and/or Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152

Former: Guggenheim Energy & Income Fund (2018-2023); Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

THE RYDEX FUNDS ANNUAL REPORT | 115

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Funds Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

116 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

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THE RYDEX FUNDS ANNUAL REPORT | 119

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

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120 | THE RYDEX FUNDS ANNUAL REPORT

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3.31.2024

Rydex Funds Annual Report

Domestic Equity Funds
Nova Fund
S&P 500® Fund
Inverse S&P 500® Strategy Fund
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
Inverse NASDAQ-100® Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 1.5x Strategy Fund
Russell 2000® Fund
Inverse Russell 2000® Strategy Fund
Dow Jones Industrial Average® Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund
Inverse High Yield Strategy Fund
Money Market Fund
U.S. Government Money Market Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	12
S&P 500® FUND	27
INVERSE S&P 500® STRATEGY FUND	40
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND	49
INVERSE NASDAQ-100® STRATEGY FUND	59
MID-CAP 1.5x STRATEGY FUND	69
INVERSE MID-CAP STRATEGY FUND	81
RUSSELL 2000® 1.5x STRATEGY FUND	89
RUSSELL 2000® FUND	116
INVERSE RUSSELL 2000® STRATEGY FUND	143
DOW JONES INDUSTRIAL AVERAGE® FUND	151
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	160
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	170
HIGH YIELD STRATEGY FUND	181
INVERSE HIGH YIELD STRATEGY FUND	191
U.S. GOVERNMENT MONEY MARKET FUND	200
NOTES TO FINANCIAL STATEMENTS	206
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	226
OTHER INFORMATION	227
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	229
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	235

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2024

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the annual period ended March 31, 2024 (“Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2024

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Domestic Equity Funds (with the exception of the S&P 500® Fund, Russell 2000® Fund, and Dow Jones Industrial Average® Fund) and Fixed Income Funds (with the exception of the High Yield Strategy Fund) are very different from most mutual funds in that they seek to provide leveraged or inverse investment results and are intended to be used as short-term trading vehicles. The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively manage and monitor their portfolios. Certain of the Funds seek to provide such investment results on a daily basis and the Monthly Rebalance NASDAQ-100® 2x Strategy Fund seeks to provide such investment results on a calendar month basis. Each Inverse Fund pursues an investment goal which is inverse to the performance of its underlying index. Investors should note that the pursuit of such leveraged and inverse investment goals has the following implications: ● The Leveraged Funds are riskier than alternatives that do not use leverage because the performance of an investment in a Leveraged Fund is magnified. ● The effect of leverage on a Fund will generally cause the Fund’s performance to not match the performance of the Fund’s benchmark (e.g., 200% of the performance of its underlying index) over a period of time greater than one day or full calendar month, as applicable. This means that the return of a Fund for a period of longer than a single trading day or full calendar month, as applicable, will be the result of each day’s or month’s compounded returns over the period, which will very likely differ from the return of the Fund’s benchmark for that period. As a consequence, especially during periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day or different than a full calendar month (whether for a period shorter or longer than a full calendar month), as applicable, will not be the product of the return of a Fund’s stated investment goal (e.g., 2x) and the cumulative performance of the Fund’s benchmark. For the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, which seeks to provide investment results on a calendar month basis, an investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than the exposure to the underlying index from that point until the end of the calendar month. In addition, for

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2024

Funds that seek to provide investment results on a daily basis, as a result of compounding, a Fund’s performance for periods greater than one day is likely to be either greater than or less than the performance of the Fund’s underlying index times the stated multiple in the Fund’s investment objective, before accounting for fees and fund expenses.

The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should: (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) for each Inverse Fund, understand the risks of shorting, and (d) intend to actively manage and monitor their investments. Investors who do not understand the Funds or do not actively manage and monitor their investments should not buy shares of the Funds.

Each Leveraged Fund (except for the Monthly Rebalance NASDAQ-100® 2x Strategy Fund) seeks daily exposure to its underlying index equal to or in excess of 120% (please see each Leveraged Fund’s prospectus and/or summary prospectus for the specific daily exposure sought, which may be in excess of 120%) of its net assets. As a consequence, for each Fund the risk of total loss of your investment exists in the event of a movement of the Fund’s underlying index in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the underlying index of a Leveraged Fund). In short, the risk of total loss of your investment exists.

The Monthly Rebalance NASDAQ-100® 2x Strategy Fund does not seek to provide investment results on a daily basis or for periods different than a full calendar month that match the performance of its benchmark, but rather seeks to provide investment results that match the performance of its benchmark on a full calendar month basis. The Fund seeks exposure to its underlying index equal to 200% of its net assets. As a consequence, the risk of total loss of your investment exists in the event of a decline in the value of the Fund’s underlying index in excess of 50%. In short, the risk of total loss of your investment exists.

There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.

The High Yield Strategy Fund and Inverse High Yield Strategy Fund may not be suitable for all investors. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, will expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ●A highly liquid secondary market may not exist for the credit default swaps the Funds invest in, and there can be no assurance that a highly liquid secondary market will develop. ●The Funds’ market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. ●The Funds’ exposure to the high yield bond market may subject the Funds to greater volatility because (i) the Funds will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● The Funds are subject to active trading risk that may increase volatility and impact the Funds’ ability to achieve their investment objectives. ● See the Fund’s prospectus for more information on these and additional risks.

The U.S. Government Money Market Fund may not be suitable for all investors. ● The Fund’s assets are valued using the amortized cost method, which generally enables the Fund to maintain a stable price of $1.00 per share. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Advisor and its affiliates have no legal obligation to provide financial support to the Fund, and you should not expect that the Advisor or its affiliates will provide financial support to the Fund at any time, including during periods of market stress. In the event any money market fund fails to maintain a stable NAV, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their NAVs. In exchange for the Fund’s emphasis on a stable price per share and liquidity, the Fund may experience lower long-term performance than stock or bond investments. ● See the Fund’s prospectus for more information on these and additional risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2024

While job growth remains robust, recent labor data brought increased confidence in a labor market in better balance, allowing for inflation to soften further. Labor force growth remains strong, aided by high immigration flows, helping bring labor supply in line with gradually cooling demand. The Small Business Survey indicates that plans to increase compensation have returned to pre-COVID levels. Additionally, Bureau of Labor Statistics data reveal a continued decline in the “quits rate,” reducing the pressure on businesses to raise wages to attract or retain employees. These developments suggest wage pressures may ease further by year end. And despite some speculation against any Federal Reserve (the “Fed”) rate cuts materializing in 2024, we continue to anticipate cuts later this year.

Following the stronger-than-expected March Consumer Price Index, we believe that there is a high probability that the easing cycle will start in the second half of the year, since the Fed will likely need more time to gather confirming data. In the latest Summary of Economic Projections, the Federal Open Market Committee (“FOMC”) significantly increased the median forecast for 2024 U.S. gross domestic product, slightly increased it for core personal consumption expenditures year over year, and continues to expect no material increase in the unemployment rate. These adjustments left the median view for three rate cuts for 2024, which suggests the bar is very high for the Fed to keep rates where they are all year, and even higher for more rate hikes to materialize.

Amid this macroeconomic backdrop, in the first quarter of 2024 the two-year Treasury yield increased to 4.59% from 4.23%, and the 10-year Treasury yield increased to 4.20% from 3.88%, keeping the inverted 2s/10s yield curve consistent at 39 basis points as of the end of the Reporting Period, up four basis points since the start of the year. One basis point equals 0.01%. In general, spreads to Treasurys have remained tight across sectors. In investment-grade corporate bonds, BBB-rated bonds continued to remain attractive relative to A and BB-rated bonds, and supply slowed toward the end of the first quarter of 2024, we believe which should support spreads in the near term. High yield bond spreads tightened during the first quarter of 2024 to 301 basis points from 323 basis points at the start of the year, while leveraged loans’ discount margins to maturity tightened to 509 basis points from 528 basis points. Structured credit spreads tightened marginally amid strong demand. Investor demand and an improved arbitrage led to robust new collateralized loan obligation issuance, and tightening liabilities led to an increase in refinances/resets.

Looking forward, Fed officials continue to advocate for a patient approach. A conventional easing cycle is therefore far from guaranteed. Market expectations have already adjusted significantly from market-implied expectations of six rate cuts in 2024 just two months ago to only three as of the end of the Reporting Period, aligning more closely with the FOMC’s views. So far, the market has taken this delay in stride, but its patience and assessment of credit risk could be tested.

For the Reporting Period, the S&P 500® Index* returned 29.88%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 15.32%. The return of the MSCI Emerging Markets Index* was 8.15%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 1.70% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 11.15%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 5.27% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS”(agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg U.S. Long Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The U.S. Long Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Bloomberg U.S. Treasury Bellwethers 30 Yr. Index is an unmanaged index representing the on-the-run (most recently auctioned) U.S. Treasury bond with 30 years’ maturity.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2024

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more information on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2023 and ending March 31, 2024.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund
Investor Class	1.39%	33.94%	$1,000.00	$1,339.40	$8.13
Class A	1.66%	33.78%	1,000.00	1,337.80	9.70
Class C	2.41%	33.29%	1,000.00	1,332.90	14.06
Class H	1.65%	33.78%	1,000.00	1,337.80	9.64
S&P 500® Fund
Class A	1.64%	22.44%	1,000.00	1,224.40	9.12
Class C	2.39%	21.98%	1,000.00	1,219.80	13.26
Class H	1.63%	22.43%	1,000.00	1,224.30	9.06
Inverse S&P 500® Strategy Fund
Investor Class	1.42%	(15.29%)	1,000.00	847.10	6.56
Class A	1.70%	(15.36%)	1,000.00	846.40	7.85
Class C	2.42%	(15.69%)	1,000.00	843.10	11.15
Class H	1.66%	(15.37%)	1,000.00	846.30	7.66
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
Class A	1.36%	47.64%	1,000.00	1,476.40	8.42
Class C	2.11%	47.10%	1,000.00	1,471.00	13.03
Class H	1.37%	47.63%	1,000.00	1,476.30	8.48
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.49%	(16.78%)	1,000.00	832.20	6.82
Class A	1.73%	(16.94%)	1,000.00	830.60	7.92
Class C	2.51%	(17.19%)	1,000.00	828.10	11.47
Class H	1.73%	(16.85%)	1,000.00	831.50	7.92
Mid-Cap 1.5x Strategy Fund
Class A	1.70%	32.71%	1,000.00	1,327.10	9.89
Class C	2.45%	32.22%	1,000.00	1,322.20	14.22
Class H	1.70%	32.72%	1,000.00	1,327.20	9.89
Inverse Mid-Cap Strategy Fund
Class A	1.65%	(15.74%)	1,000.00	842.60	7.60
Class C	1.59%	(15.43%)	1,000.00	845.70	7.34
Class H	1.66%	(15.74%)	1,000.00	842.60	7.65
Russell 2000® 1.5x Strategy Fund
Class A	1.68%	27.64%	1,000.00	1,276.40	9.56
Class C	2.37%	27.16%	1,000.00	1,271.60	13.46
Class H	1.68%	27.63%	1,000.00	1,276.30	9.56
Russell 2000® Fund
Class A	1.65%	18.96%	1,000.00	1,189.60	9.03
Class C	2.39%	18.53%	1,000.00	1,185.30	13.06
Class H	1.65%	18.96%	1,000.00	1,189.60	9.03
Inverse Russell 2000® Strategy Fund
Class A	1.63%	(14.44%)	1,000.00	855.60	7.56
Class C	2.36%	(14.74%)	1,000.00	852.60	10.93
Class H	1.62%	(14.43%)	1,000.00	855.70	7.52

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
Class A	1.66%	19.06%	$1,000.00	$1,190.60	$9.09
Class C	2.43%	18.62%	1,000.00	1,186.20	13.28
Class H	1.67%	19.05%	1,000.00	1,190.50	9.15
Government Long Bond 1.2x Strategy Fund
Investor Class	1.02%	8.91%	1,000.00	1,089.10	5.33
Class A	1.26%	8.76%	1,000.00	1,087.60	6.58
Class C	2.01%	8.38%	1,000.00	1,083.80	10.47
Class H	1.27%	8.94%	1,000.00	1,089.40	6.63
Inverse Government Long Bond Strategy Fund
Investor Class	4.88%	(4.20%)	1,000.00	958.00	23.89
Class A	5.09%	(4.32%)	1,000.00	956.80	24.90
Class C	5.85%	(4.67%)	1,000.00	953.30	28.57
Class H	5.09%	(4.32%)	1,000.00	956.80	24.90
High Yield Strategy Fund
Class A	1.56%	10.75%	1,000.00	1,107.50	8.22
Class C	2.32%	10.33%	1,000.00	1,103.30	12.20
Class H	1.56%	10.74%	1,000.00	1,107.40	8.22
Inverse High Yield Strategy Fund
Class A	1.56%	(6.25%)	1,000.00	937.50	7.56
Class C	2.32%	(6.59%)	1,000.00	934.10	11.22
Class H	1.56%	(6.26%)	1,000.00	937.40	7.56
U.S. Government Money Market Fund	1.08%	2.18%	1,000.00	1,021.80	5.46

THE RYDEX FUNDS ANNUAL REPORT | 9

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)[3]
Nova Fund
Investor Class	1.39%	5.00%	$1,000.00	$1,018.05	$7.01
Class A	1.66%	5.00%	1,000.00	1,016.70	8.37
Class C	2.41%	5.00%	1,000.00	1,012.95	12.13
Class H	1.65%	5.00%	1,000.00	1,016.75	8.32
S&P 500® Fund
Class A	1.64%	5.00%	1,000.00	1,016.80	8.27
Class C	2.39%	5.00%	1,000.00	1,013.05	12.03
Class H	1.63%	5.00%	1,000.00	1,016.85	8.22
Inverse S&P 500® Strategy Fund
Investor Class	1.42%	5.00%	1,000.00	1,017.90	7.16
Class A	1.70%	5.00%	1,000.00	1,016.50	8.57
Class C	2.42%	5.00%	1,000.00	1,012.90	12.18
Class H	1.66%	5.00%	1,000.00	1,016.70	8.37
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
Class A	1.36%	5.00%	1,000.00	1,018.20	6.86
Class C	2.11%	5.00%	1,000.00	1,014.45	10.63
Class H	1.37%	5.00%	1,000.00	1,018.15	6.91
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.49%	5.00%	1,000.00	1,017.55	7.52
Class A	1.73%	5.00%	1,000.00	1,016.35	8.72
Class C	2.51%	5.00%	1,000.00	1,012.45	12.63
Class H	1.73%	5.00%	1,000.00	1,016.35	8.72
Mid-Cap 1.5x Strategy Fund
Class A	1.70%	5.00%	1,000.00	1,016.50	8.57
Class C	2.45%	5.00%	1,000.00	1,012.75	12.33
Class H	1.70%	5.00%	1,000.00	1,016.50	8.57
Inverse Mid-Cap Strategy Fund
Class A	1.65%	5.00%	1,000.00	1,016.75	8.32
Class C	1.59%	5.00%	1,000.00	1,017.05	8.02
Class H	1.66%	5.00%	1,000.00	1,016.70	8.37
Russell 2000® 1.5x Strategy Fund
Class A	1.68%	5.00%	1,000.00	1,016.60	8.47
Class C	2.37%	5.00%	1,000.00	1,013.15	11.93
Class H	1.68%	5.00%	1,000.00	1,016.60	8.47
Russell 2000® Fund
Class A	1.65%	5.00%	1,000.00	1,016.75	8.32
Class C	2.39%	5.00%	1,000.00	1,013.05	12.03
Class H	1.65%	5.00%	1,000.00	1,016.75	8.32
Inverse Russell 2000® Strategy Fund
Class A	1.63%	5.00%	1,000.00	1,016.85	8.22
Class C	2.36%	5.00%	1,000.00	1,013.20	11.88
Class H	1.62%	5.00%	1,000.00	1,016.90	8.17

10 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
Class A	1.66%	5.00%	$1,000.00	$1,016.70	$8.37
Class C	2.43%	5.00%	1,000.00	1,012.85	12.23
Class H	1.67%	5.00%	1,000.00	1,016.65	8.42
Government Long Bond 1.2x Strategy Fund
Investor Class	1.02%	5.00%	1,000.00	1,019.90	5.15
Class A	1.26%	5.00%	1,000.00	1,018.70	6.36
Class C	2.01%	5.00%	1,000.00	1,014.95	10.13
Class H	1.27%	5.00%	1,000.00	1,018.65	6.41
Inverse Government Long Bond Strategy Fund
Investor Class	4.88%	5.00%	1,000.00	1,000.60	24.41
Class A	5.09%	5.00%	1,000.00	999.55	25.44
Class C	5.85%	5.00%	1,000.00	995.75	29.19
Class H	5.09%	5.00%	1,000.00	999.55	25.44
High Yield Strategy Fund
Class A	1.56%	5.00%	1,000.00	1,017.20	7.87
Class C	2.32%	5.00%	1,000.00	1,013.40	11.68
Class H	1.56%	5.00%	1,000.00	1,017.20	7.87
Inverse High Yield Strategy Fund
Class A	1.56%	5.00%	1,000.00	1,017.20	7.87
Class C	2.32%	5.00%	1,000.00	1,013.40	11.68
Class H	1.56%	5.00%	1,000.00	1,017.20	7.87
U.S. Government Money Market Fund	1.08%	5.00%	1,000.00	1,019.60	5.45

[1]

This ratio represents annualized Net Expense, which includes interest expense related to securities sold short. Excluding short interest expense, the operating ratio of the Inverse Government Long Bond Strategy Fund would be 1.37%, 1.61%, 2.36% and 1.62% for Investor Class, Class A, Class C, and Class H, respectively. Excludes expenses of the underlying funds in which the Funds invests, if any.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2023 to March 31, 2024.

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. The Fund Investor Class returned 41.05%, while the S&P 500 Index returned 29.88% over the same time period.

The sectors that contributed the most to the return of the underlying index were Information Technology, Financials, and Communication Services. The only sector that detracted was Utilities.

The holdings that contributed the most to the return of the underlying index were NVIDIA Corp., Microsoft Corp., and Amazon.com, Inc. Those that detracted the most were Pfizer, Inc., Tesla, Inc., and Bristol-Myers Squibb Co.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns” on page 6.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

12 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Inception Dates:
Investor Class	July 12, 1993
Class A	March 31, 2004
Class C	March 14, 2001
Class H	September 18, 2014

Cumulative Fund Performance*

Ten Largest Holdings	% of Total Net Assets
Microsoft Corp.	6.2%
Apple, Inc.	5.0%
NVIDIA Corp.	4.4%
Amazon.com, Inc.	3.3%
Guggenheim Ultra Short Duration Fund — Institutional Class	2.7%
Meta Platforms, Inc. — Class A	2.1%
Guggenheim Strategy Fund II	2.0%
Alphabet, Inc. — Class A	1.8%
Guggenheim Strategy Fund III	1.7%
Berkshire Hathaway, Inc. — Class B	1.5%
Top Ten Total	30.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Shares	41.05%	17.64%	15.57%
Class A Shares	40.75%	17.36%	15.30%
Class A Shares with sales charge†	34.06%	16.22%	14.74%
Class C Shares	39.70%	16.47%	14.44%
Class C Shares with CDSC‡	38.70%	16.47%	14.44%
S&P 500 Index	29.88%	15.05%	12.96%

	1 Year	5 Year	Since Inception (09/18/14)
Class H Shares	40.73%	17.36%	14.75%
S&P 500 Index	29.88%	15.05%	12.67%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and Class A shares only; performance for Class C shares and Class H shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	March 31, 2024
NOVA FUND

	Shares	Value
COMMON STOCKS† - 87.8%

Technology - 25.1%
Microsoft Corp.	40,472	$17,027,380
Apple, Inc.	79,060	13,557,209
NVIDIA Corp.	13,453	12,155,593
Broadcom, Inc.	2,398	3,178,333
Advanced Micro Devices, Inc.*	8,801	1,588,492
Salesforce, Inc.	5,273	1,588,122
Adobe, Inc.*	2,462	1,242,325
Accenture plc — Class A	3,415	1,183,673
Oracle Corp.	8,684	1,090,797
QUALCOMM, Inc.	6,080	1,029,344
Intel Corp.	23,029	1,017,191
Intuit, Inc.	1,525	991,250
International Business Machines Corp.	4,983	951,554
Applied Materials, Inc.	4,532	934,634
Texas Instruments, Inc.	4,953	862,862
ServiceNow, Inc.*	1,116	850,838
Micron Technology, Inc.	6,013	708,873
Lam Research Corp.	714	693,701
Analog Devices, Inc.	2,700	534,033
Fiserv, Inc.*	3,269	522,452
KLA Corp.	736	514,148
Synopsys, Inc.*	831	474,917
Cadence Design Systems, Inc.*	1,482	461,317
NXP Semiconductor N.V.	1,404	347,869
Roper Technologies, Inc.	582	326,409
Autodesk, Inc.*	1,165	303,389
Super Micro Computer, Inc.*	274	276,748
Microchip Technology, Inc.	2,943	264,017
MSCI, Inc. — Class A	431	241,554
Fidelity National Information Services, Inc.	3,227	239,379
Fortinet, Inc.*	3,471	237,104
Paychex, Inc.	1,744	214,163
Cognizant Technology Solutions Corp. — Class A	2,712	198,763
Monolithic Power Systems, Inc.	262	177,484
Electronic Arts, Inc.	1,325	175,788
ON Semiconductor Corp.*	2,327	171,151
Fair Isaac Corp.*	135	168,697
ANSYS, Inc.*	473	164,207
HP, Inc.	4,749	143,515
Broadridge Financial Solutions, Inc.	641	131,315
Take-Two Interactive Software, Inc.*	864	128,295
Hewlett Packard Enterprise Co.	7,081	125,546
PTC, Inc.*	651	123,000
Western Digital Corp.*	1,766	120,512
NetApp, Inc.	1,122	117,776
Seagate Technology Holdings plc	1,061	98,726
Leidos Holdings, Inc.	749	98,186
Tyler Technologies, Inc.*	229	97,327
Skyworks Solutions, Inc.	873	94,563
Teradyne, Inc.	833	93,987
Akamai Technologies, Inc.*	822	89,401
EPAM Systems, Inc.*	314	86,714
Zebra Technologies Corp. — Class A*	280	84,403
Jack Henry & Associates, Inc.	397	68,971
Qorvo, Inc.*	526	60,401
Dayforce, Inc.*	850	56,278
Paycom Software, Inc.	262	52,141
Total Technology		68,536,817

Consumer, Non-cyclical - 16.2%
Eli Lilly & Co.	4,344	3,379,458
UnitedHealth Group, Inc.	5,038	2,492,299
Procter & Gamble Co.	12,817	2,079,558
Johnson & Johnson	13,112	2,074,187
Merck & Company, Inc.	13,802	1,821,174
AbbVie, Inc.	9,617	1,751,256
PepsiCo, Inc.	7,487	1,310,300
Coca-Cola Co.	21,194	1,296,649
Thermo Fisher Scientific, Inc.	2,104	1,222,866
Abbott Laboratories	9,456	1,074,769
Danaher Corp.	3,581	894,247
Pfizer, Inc.	30,754	853,424
Amgen, Inc.	2,914	828,508
Philip Morris International, Inc.	8,456	774,739
Intuitive Surgical, Inc.*	1,919	765,854
S&P Global, Inc.	1,750	744,537
Elevance Health, Inc.	1,280	663,731
Stryker Corp.	1,841	658,839
Medtronic plc	7,243	631,227
Bristol-Myers Squibb Co.	11,083	601,031
Vertex Pharmaceuticals, Inc.*	1,404	586,886
Cigna Group	1,593	578,562
Automatic Data Processing, Inc.	2,237	558,668
Regeneron Pharmaceuticals, Inc.*	575	553,432
CVS Health Corp.	6,854	546,675
Boston Scientific Corp.*	7,980	546,550
Mondelez International, Inc. — Class A	7,334	513,380
Gilead Sciences, Inc.	6,786	497,074
Zoetis, Inc.	2,501	423,194
Altria Group, Inc.	9,604	418,927
Colgate-Palmolive Co.	4,485	403,874
PayPal Holdings, Inc.*	5,837	391,021
Becton Dickinson & Co.	1,574	389,486
McKesson Corp.	716	384,385
HCA Healthcare, Inc.	1,079	359,879
Moody’s Corp.	857	336,827
Cintas Corp.	469	322,217
Edwards Lifesciences Corp.*	3,304	315,730
Dexcom, Inc.*	2,100	291,270
United Rentals, Inc.	366	263,926
IQVIA Holdings, Inc.*	994	251,373
IDEXX Laboratories, Inc.*	452	244,048
Monster Beverage Corp.*	4,023	238,483
Constellation Brands, Inc. — Class A	876	238,062
Kimberly-Clark Corp.	1,835	237,357
Agilent Technologies, Inc.	1,596	232,234
Humana, Inc.	666	230,915
Centene Corp.*	2,911	228,455
Corteva, Inc.	3,822	220,415
Sysco Corp.	2,711	220,079

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
NOVA FUND

	Shares	Value
Cencora, Inc. — Class A	902	$219,177
General Mills, Inc.	3,093	216,417
CoStar Group, Inc.*	2,224	214,838
GE HealthCare Technologies, Inc.	2,306	209,639
Kroger Co.	3,605	205,954
Quanta Services, Inc.	791	205,502
Gartner, Inc.*	425	202,585
Kenvue, Inc.	9,388	201,467
Estee Lauder Companies, Inc. — Class A	1,269	195,616
Moderna, Inc.*	1,807	192,554
Global Payments, Inc.	1,419	189,664
Verisk Analytics, Inc. — Class A	790	186,227
Archer-Daniels-Midland Co.	2,905	182,463
Equifax, Inc.	672	179,773
Keurig Dr Pepper, Inc.	5,673	173,991
Biogen, Inc.*	789	170,132
Kraft Heinz Co.	4,342	160,220
West Pharmaceutical Services, Inc.	403	159,471
Hershey Co.	816	158,712
ResMed, Inc.	801	158,622
Zimmer Biomet Holdings, Inc.	1,138	150,193
Cardinal Health, Inc.	1,325	148,267
Church & Dwight Company, Inc.	1,342	139,984
Molina Healthcare, Inc.*	316	129,822
Align Technology, Inc.*	388	127,233
Corpay, Inc.*	393	121,256
STERIS plc	539	121,178
Illumina, Inc.*	865	118,782
Baxter International, Inc.	2,766	118,219
Waters Corp.*	322	110,842
Cooper Companies, Inc.*	1,082	109,780
McCormick & Company, Inc.	1,370	105,230
Clorox Co.	676	103,502
Laboratory Corporation of America Holdings	462	100,928
Hologic, Inc.*	1,278	99,633
Avery Dennison Corp.	439	98,007
Tyson Foods, Inc. — Class A	1,559	91,560
Lamb Weston Holdings, Inc.	786	83,732
Kellanova	1,436	82,268
Bunge Global S.A.	791	81,093
Quest Diagnostics, Inc.	604	80,398
Viatris, Inc.	6,534	78,016
Conagra Brands, Inc.	2,603	77,153
Charles River Laboratories International, Inc.*	280	75,866
J M Smucker Co.	578	72,753
Rollins, Inc.	1,529	70,747
Revvity, Inc.	672	70,560
Molson Coors Beverage Co. — Class B	1,008	67,788
Insulet Corp.*	380	65,132
Universal Health Services, Inc. — Class B	332	60,577
Bio-Techne Corp.	856	60,254
Teleflex, Inc.	256	57,900
Incyte Corp.*	1,013	57,711
Catalent, Inc.*	984	55,547
Hormel Foods Corp.	1,579	55,091
Henry Schein, Inc.*	708	53,468
Brown-Forman Corp. — Class B	985	50,846
Campbell Soup Co.	1,071	47,606
MarketAxess Holdings, Inc.	207	45,385
Robert Half, Inc.	567	44,952
DaVita, Inc.*	293	40,449
Bio-Rad Laboratories, Inc. — Class A*	114	39,429
Dentsply Sirona, Inc.	1,154	38,301
Total Consumer, Non-cyclical		44,332,499

Communications - 12.9%
Amazon.com, Inc.*	49,788	8,980,760
Meta Platforms, Inc. — Class A	11,983	5,818,705
Alphabet, Inc. — Class A*	32,097	4,844,400
Alphabet, Inc. — Class C*	26,873	4,091,683
Netflix, Inc.*	2,357	1,431,477
Walt Disney Co.	9,992	1,222,621
Cisco Systems, Inc.	22,132	1,104,608
Verizon Communications, Inc.	22,900	960,884
Comcast Corp. — Class A	21,583	935,623
Uber Technologies, Inc.*	11,208	862,904
Booking Holdings, Inc.	190	689,297
AT&T, Inc.	38,943	685,397
Palo Alto Networks, Inc.*	1,717	487,851
T-Mobile US, Inc.	2,844	464,198
Arista Networks, Inc.*	1,373	398,142
Airbnb, Inc. — Class A*	2,373	391,450
Motorola Solutions, Inc.	904	320,902
CDW Corp.	730	186,719
Charter Communications, Inc. — Class A*	538	156,359
eBay, Inc.	2,826	149,156
Corning, Inc.	4,183	137,872
Warner Bros Discovery, Inc.*	12,087	105,519
Omnicom Group, Inc.	1,079	104,404
Expedia Group, Inc.*	712	98,078
FactSet Research Systems, Inc.	207	94,059
VeriSign, Inc.*	480	90,965
Gen Digital, Inc.	3,052	68,365
Interpublic Group of Companies, Inc.	2,086	68,066
Juniper Networks, Inc.	1,753	64,966
F5, Inc.*	320	60,669
News Corp. — Class A	2,070	54,193
Match Group, Inc.*	1,480	53,694
Etsy, Inc.*	652	44,806
Fox Corp. — Class A	1,303	40,745
Paramount Global — Class B	2,628	30,932
Fox Corp. — Class B	719	20,578
News Corp. — Class B	624	16,885
Total Communications		35,337,932

Financial - 12.4%
Berkshire Hathaway, Inc. — Class B*	9,910	4,167,353
JPMorgan Chase & Co.	15,746	3,153,924
Visa, Inc. — Class A	8,614	2,403,995
Mastercard, Inc. — Class A	4,493	2,163,694
Bank of America Corp.	37,500	1,422,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
NOVA FUND

	Shares	Value
Wells Fargo & Co.	19,602	$1,136,132
Goldman Sachs Group, Inc.	1,776	741,817
American Express Co.	3,115	709,254
Progressive Corp.	3,188	659,342
Citigroup, Inc.	10,365	655,482
Prologis, Inc. REIT	5,033	655,397
Morgan Stanley	6,824	642,548
BlackRock, Inc. — Class A	762	635,279
Charles Schwab Corp.	8,105	586,316
Chubb Ltd.	2,208	572,159
Marsh & McLennan Companies, Inc.	2,679	551,820
Blackstone, Inc. — Class A	3,918	514,708
American Tower Corp. — Class A REIT	2,539	501,681
Intercontinental Exchange, Inc.	3,118	428,507
CME Group, Inc. — Class A	1,960	421,968
Equinix, Inc. REIT	511	421,744
U.S. Bancorp	8,481	379,101
Aon plc — Class A	1,090	363,755
PNC Financial Services Group, Inc.	2,168	350,349
Capital One Financial Corp.	2,072	308,500
American International Group, Inc.	3,824	298,922
Arthur J Gallagher & Co.	1,181	295,297
Travelers Companies, Inc.	1,243	286,064
Truist Financial Corp.	7,265	283,190
Welltower, Inc. REIT	3,015	281,722
Simon Property Group, Inc. REIT	1,775	277,770
Public Storage REIT	862	250,032
Crown Castle, Inc. REIT	2,362	249,970
MetLife, Inc.	3,344	247,824
Allstate Corp.	1,430	247,404
Aflac, Inc.	2,867	246,161
Realty Income Corp. REIT	4,529	245,019
Ameriprise Financial, Inc.	546	239,388
Bank of New York Mellon Corp.	4,136	238,316
Digital Realty Trust, Inc. REIT	1,649	237,522
Prudential Financial, Inc.	1,966	230,808
Arch Capital Group Ltd.*	2,020	186,729
Discover Financial Services	1,362	178,545
Extra Space Storage, Inc. REIT	1,151	169,197
VICI Properties, Inc. REIT	5,634	167,837
Hartford Financial Services Group, Inc.	1,626	167,559
CBRE Group, Inc. — Class A*	1,619	157,432
Willis Towers Watson plc	558	153,450
T. Rowe Price Group, Inc.	1,219	148,620
AvalonBay Communities, Inc. REIT	773	143,438
Weyerhaeuser Co. REIT	3,975	142,742
Fifth Third Bancorp	3,710	138,049
Raymond James Financial, Inc.	1,025	131,631
M&T Bank Corp.	905	131,623
Nasdaq, Inc.	2,069	130,554
Iron Mountain, Inc. REIT	1,590	127,534
SBA Communications Corp. REIT	588	127,419
State Street Corp.	1,644	127,114
Equity Residential REIT	1,880	118,647
Brown & Brown, Inc.	1,287	112,664
Invitation Homes, Inc. REIT	3,133	111,566
Alexandria Real Estate Equities, Inc. REIT	858	110,605
Huntington Bancshares, Inc.	7,888	110,038
Cincinnati Financial Corp.	856	106,290
Regions Financial Corp.	5,033	105,894
Cboe Global Markets, Inc.	575	105,645
Principal Financial Group, Inc.	1,194	103,054
Northern Trust Corp.	1,117	99,324
W R Berkley Corp.	1,105	97,726
Synchrony Financial	2,216	95,554
Ventas, Inc. REIT	2,192	95,440
Everest Group Ltd.	236	93,810
Citizens Financial Group, Inc.	2,539	92,140
Essex Property Trust, Inc. REIT	350	85,683
Mid-America Apartment Communities, Inc. REIT	636	83,685
KeyCorp	5,101	80,647
Host Hotels & Resorts, Inc. REIT	3,842	79,452
Loews Corp.	992	77,664
Healthpeak Properties, Inc. REIT	3,856	72,300
Kimco Realty Corp. REIT	3,628	71,145
UDR, Inc. REIT	1,648	61,652
Camden Property Trust REIT	581	57,170
Globe Life, Inc.	466	54,229
Regency Centers Corp. REIT	895	54,201
Assurant, Inc.	283	53,272
Boston Properties, Inc. REIT	786	51,334
Franklin Resources, Inc.	1,635	45,960
Federal Realty Investment Trust REIT	400	40,848
Invesco Ltd.	2,448	40,612
Comerica, Inc.	718	39,483
Total Financial		33,839,441

Consumer, Cyclical - 7.4%
Tesla, Inc.*	15,092	2,653,023
Home Depot, Inc.	5,421	2,079,496
Costco Wholesale Corp.	2,417	1,770,767
Walmart, Inc.	23,316	1,402,924
McDonald’s Corp.	3,950	1,113,702
Lowe’s Companies, Inc.	3,132	797,814
TJX Companies, Inc.	6,207	629,514
NIKE, Inc. — Class B	6,630	623,087
Starbucks Corp.	6,167	563,602
Target Corp.	2,515	445,683
Chipotle Mexican Grill, Inc. — Class A*	149	433,109
O’Reilly Automotive, Inc.*	322	363,499
PACCAR, Inc.	2,849	352,962
Marriott International, Inc. — Class A	1,343	338,852
AutoZone, Inc.*	94	296,255
Hilton Worldwide Holdings, Inc.	1,374	293,088
General Motors Co.	6,288	285,161
Ford Motor Co.	21,257	282,293
Copart, Inc.*	4,759	275,641
Ross Stores, Inc.	1,833	269,011
DR Horton, Inc.	1,626	267,559
WW Grainger, Inc.	241	245,169
Lululemon Athletica, Inc.*	625	244,156
Fastenal Co.	3,116	240,368

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
NOVA FUND

	Shares	Value
Lennar Corp. — Class A	1,346	$231,485
Cummins, Inc.	743	218,925
Yum! Brands, Inc.	1,531	212,273
Dollar General Corp.	1,195	186,492
Royal Caribbean Cruises Ltd.*	1,285	178,628
Delta Air Lines, Inc.	3,488	166,971
Tractor Supply Co.	589	154,153
Dollar Tree, Inc.*	1,127	150,060
NVR, Inc.*	18	145,799
PulteGroup, Inc.	1,155	139,316
Ulta Beauty, Inc.*	264	138,040
Deckers Outdoor Corp.*	139	130,835
Aptiv plc*	1,520	121,068
Genuine Parts Co.	764	118,367
Darden Restaurants, Inc.	650	108,647
Las Vegas Sands Corp.	2,011	103,969
Southwest Airlines Co.	3,250	94,867
Domino’s Pizza, Inc.	190	94,407
Carnival Corp.*	5,487	89,657
Best Buy Company, Inc.	1,044	85,639
United Airlines Holdings, Inc.*	1,786	85,514
Pool Corp.	211	85,139
Walgreens Boots Alliance, Inc.	3,898	84,548
Live Nation Entertainment, Inc.*	773	81,760
LKQ Corp.	1,457	77,819
CarMax, Inc.*	860	74,915
MGM Resorts International*	1,488	70,249
Bath & Body Works, Inc.	1,230	61,525
Tapestry, Inc.	1,250	59,350
American Airlines Group, Inc.*	3,563	54,692
Wynn Resorts Ltd.	519	53,057
Caesars Entertainment, Inc.*	1,175	51,395
Norwegian Cruise Line Holdings Ltd.*	2,317	48,495
BorgWarner, Inc.	1,251	43,460
Hasbro, Inc.	710	40,129
Ralph Lauren Corp. — Class A	213	39,993
VF Corp.	1,800	27,612
Total Consumer, Cyclical		20,175,985

Industrial - 6.7%
General Electric Co.	5,928	1,040,542
Caterpillar, Inc.	2,772	1,015,744
Union Pacific Corp.	3,322	816,979
Honeywell International, Inc.	3,591	737,053
RTX Corp.	7,227	704,849
Eaton Corporation plc	2,175	680,079
Boeing Co.*	3,124	602,901
United Parcel Service, Inc. — Class B	3,939	585,454
Deere & Co.	1,419	582,840
Lockheed Martin Corp.	1,171	532,653
Waste Management, Inc.	1,996	425,448
CSX Corp.	10,763	398,984
Illinois Tool Works, Inc.	1,481	397,397
Parker-Hannifin Corp.	699	388,497
Amphenol Corp. — Class A	3,267	376,848
TransDigm Group, Inc.	303	373,175
Trane Technologies plc	1,239	371,948
Northrop Grumman Corp.	768	367,611
FedEx Corp.	1,252	362,755
Emerson Electric Co.	3,114	353,190
General Dynamics Corp.	1,236	349,158
3M Co.	3,010	319,271
Norfolk Southern Corp.	1,230	313,490
Carrier Global Corp.	4,550	264,491
TE Connectivity Ltd.	1,682	244,294
Johnson Controls International plc	3,712	242,468
AMETEK, Inc.	1,257	229,905
L3Harris Technologies, Inc.	1,033	220,132
Otis Worldwide Corp.	2,208	219,188
Old Dominion Freight Line, Inc.	974	213,608
Republic Services, Inc. — Class A	1,114	213,264
Ingersoll Rand, Inc.	2,205	209,365
Martin Marietta Materials, Inc.	337	206,898
Vulcan Materials Co.	724	197,594
Rockwell Automation, Inc.	624	181,790
Xylem, Inc.	1,313	169,692
Fortive Corp.	1,910	164,298
Mettler-Toledo International, Inc.*	117	155,761
Keysight Technologies, Inc.*	951	148,717
Howmet Aerospace, Inc.	2,131	145,824
Westinghouse Air Brake Technologies Corp.	976	142,184
Builders FirstSource, Inc.*	672	140,146
Dover Corp.	762	135,019
Garmin Ltd.	834	124,158
Hubbell, Inc.	292	121,195
Axon Enterprise, Inc.*	384	120,146
Ball Corp.	1,717	115,657
Teledyne Technologies, Inc.*	257	110,335
Veralto Corp.	1,195	105,941
Jacobs Solutions, Inc.	684	105,151
Textron, Inc.	1,067	102,357
IDEX Corp.	412	100,536
Expeditors International of Washington, Inc.	792	96,283
Masco Corp.	1,197	94,419
Jabil, Inc.	695	93,095
Packaging Corporation of America	484	91,853
J.B. Hunt Transport Services, Inc.	444	88,467
Trimble, Inc.*	1,355	87,208
Snap-on, Inc.	287	85,015
Stanley Black & Decker, Inc.	835	81,772
Nordson Corp.	296	81,264
Pentair plc	900	76,896
Amcor plc	7,873	74,872
Westrock Co.	1,399	69,181
Allegion plc	478	64,391
Huntington Ingalls Industries, Inc.	216	62,957
A O Smith Corp.	669	59,849
CH Robinson Worldwide, Inc.	635	48,349

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
NOVA FUND

	Shares	Value
Generac Holdings, Inc.*	335	$42,257
Mohawk Industries, Inc.*	288	37,696
Total Industrial		18,282,804

Energy - 3.5%
Exxon Mobil Corp.	21,629	2,514,155
Chevron Corp.	9,447	1,490,170
ConocoPhillips	6,417	816,756
Schlumberger N.V.	7,775	426,148
EOG Resources, Inc.	3,176	406,020
Marathon Petroleum Corp.	2,004	403,806
Phillips 66	2,342	382,542
Pioneer Natural Resources Co.	1,272	333,900
Valero Energy Corp.	1,854	316,459
Williams Companies, Inc.	6,626	258,215
ONEOK, Inc.	3,173	254,380
Occidental Petroleum Corp.	3,584	232,924
Hess Corp.	1,499	228,807
Diamondback Energy, Inc.	975	193,216
Kinder Morgan, Inc.	10,533	193,175
Halliburton Co.	4,847	191,068
Baker Hughes Co.	5,452	182,642
Devon Energy Corp.	3,489	175,078
Targa Resources Corp.	1,214	135,956
Coterra Energy, Inc. — Class A	4,097	114,224
First Solar, Inc.*	582	98,242
Marathon Oil Corp.	3,188	90,348
Enphase Energy, Inc.*	739	89,404
Equities Corp.	2,240	83,037
APA Corp.	1,967	67,626
Total Energy		9,678,298

Utilities - 1.9%
NextEra Energy, Inc.	11,175	714,194
Southern Co.	5,940	426,136
Duke Energy Corp.	4,200	406,182
Constellation Energy Corp.	1,739	321,454
American Electric Power Company, Inc.	2,864	246,590
Sempra	3,427	246,161
Dominion Energy, Inc.	4,558	224,208
Exelon Corp.	5,423	203,742
PG&E Corp.	11,621	194,768
Public Service Enterprise Group, Inc.	2,714	181,241
Consolidated Edison, Inc.	1,881	170,814
Xcel Energy, Inc.	3,005	161,519
Edison International	2,089	147,755
WEC Energy Group, Inc.	1,718	141,082
American Water Works Company, Inc.	1,060	129,543
DTE Energy Co.	1,125	126,158
Entergy Corp.	1,152	121,743
Eversource Energy	1,903	113,742
PPL Corp.	4,015	110,533
FirstEnergy Corp.	2,813	108,638
Ameren Corp.	1,432	105,911
CenterPoint Energy, Inc.	3,438	97,949
Atmos Energy Corp.	822	97,711
CMS Energy Corp.	1,604	96,785
NRG Energy, Inc.	1,229	83,191
Alliant Energy Corp.	1,390	70,056
Evergy, Inc.	1,251	66,778
AES Corp.	3,647	65,391
NiSource, Inc.	2,252	62,290
Pinnacle West Capital Corp.	618	46,183
Total Utilities		5,288,448

Basic Materials - 1.7%
Linde plc	2,641	1,226,269
Sherwin-Williams Co.	1,282	445,277
Freeport-McMoRan, Inc.	7,811	367,273
Ecolab, Inc.	1,382	319,104
Air Products and Chemicals, Inc.	1,211	293,389
Nucor Corp.	1,339	264,988
Newmont Corp.	6,277	224,968
Dow, Inc.	3,825	221,582
PPG Industries, Inc.	1,284	186,052
DuPont de Nemours, Inc.	2,343	179,638
LyondellBasell Industries N.V. — Class A	1,395	142,681
Steel Dynamics, Inc.	828	122,734
International Flavors & Fragrances, Inc.	1,390	119,526
Celanese Corp. — Class A	546	93,835
CF Industries Holdings, Inc.	1,040	86,538
Albemarle Corp.	639	84,182
International Paper Co.	1,884	73,514
Eastman Chemical Co.	639	64,041
Mosaic Co.	1,780	57,779
FMC Corp.	679	43,252
Total Basic Materials		4,616,622

Total Common Stocks
(Cost $209,877,958)		240,088,846

MUTUAL FUNDS† - 6.4%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	733,906	7,273,011
Guggenheim Strategy Fund II1	225,195	5,539,793
Guggenheim Strategy Fund III[1]	184,563	4,553,161
Total Mutual Funds
(Cost $17,418,465)		17,365,965

	Face Amount
U.S. TREASURY BILLS†† - 2.5%
U.S. Treasury Bills
5.25% due 04/23/24[2,3]	$4,300,000	4,286,151
5.17% due 04/16/24[3,4]	1,541,000	1,537,616
5.26% due 04/23/24[3]	900,000	897,102
5.28% due 04/23/24[3]	200,000	199,356
Total U.S. Treasury Bills
(Cost $6,920,285)		6,920,225

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
NOVA FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,5 - 2.8%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24[2]	$4,479,453	$4,479,453
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24[2]	1,722,867	1,722,867
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24[2]	1,561,630	1,561,630
Total Repurchase Agreements
(Cost $7,763,950)		7,763,950

Total Investments - 99.5%
(Cost $241,980,658)		$272,138,986
Other Assets & Liabilities, net - 0.5%		1,496,805
Total Net Assets - 100.0%		$273,635,791

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	283	Jun 2024	$75,072,825	$1,386,317

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P 500 Index	Pay	5.93% (SOFR + 0.60%)	At Maturity	06/25/24	9,880	$51,912,268	$730,216
Goldman Sachs International	S&P 500 Index	Pay	5.83% (Federal Funds Rate + 0.50%)	At Maturity	06/26/24	7,877	41,389,230	232,895
BNP Paribas	S&P 500 Index	Pay	5.93% (Federal Funds Rate + 0.60%)	At Maturity	06/26/24	493	2,590,192	14,660
							$95,891,690	$977,771

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2024.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2024.
[5]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
NOVA FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$240,088,846	$—	$—	$240,088,846
Mutual Funds	17,365,965	—	—	17,365,965
U.S. Treasury Bills	—	6,920,225	—	6,920,225
Repurchase Agreements	—	7,763,950	—	7,763,950
Equity Futures Contracts**	1,386,317	—	—	1,386,317
Equity Index Swap Agreements**	—	977,771	—	977,771
Total Assets	$258,841,128	$15,661,946	$—	$274,503,074

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Guggenheim Strategy Funds”), each of which are open-end management investment companies managed by GI. The Guggenheim Strategy Funds, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Guggenheim Strategy Funds pay no investment management fees. The Guggenheim Strategy Funds’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$5,950,321	$—	$(500,000)	$(10,498)	$99,970	$5,539,793	225,195	$318,266
Guggenheim Strategy Fund III	4,475,644	—	—	—	77,517	4,553,161	184,563	245,308
Guggenheim Ultra Short Duration Fund — Institutional Class	7,623,159	—	(500,000)	(9,212)	159,064	7,273,011	733,906	402,919
	$18,049,124	$—	$(1,000,000)	$(19,710)	$336,551	$17,365,965		$966,493

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $216,798,243)	$247,009,071
Investments in affiliated issuers, at value (cost $17,418,465)	17,365,965
Repurchase agreements, at value (cost $7,763,950)	7,763,950
Cash	41,551
Segregated cash with broker	1,715,952
Unrealized appreciation on OTC swap agreements	977,771
Receivables:
Dividends	206,191
Fund shares sold	94,962
Interest	4,579
Securities lending income	406
Total assets	275,180,398

Liabilities:
Segregated cash due to broker	810,000
Payable for:
Fund shares redeemed	170,561
Management fees	136,906
Swap settlement	99,463
Transfer agent fees	81,006
Variation margin on futures contracts	38,402
Portfolio accounting and administration fees	18,678
Securities purchased	10,902
Distribution and service fees	5,002
Trustees’ fees*	1,781
Miscellaneous	171,906
Total liabilities	1,544,607
Net assets	$273,635,791

Net assets consist of:
Paid in capital	$357,134,285
Total distributable earnings (loss)	(83,498,494)
Net assets	$273,635,791

Investor Class :
Net assets	$252,513,132
Capital shares outstanding	1,972,995
Net asset value per share	$127.98
Class A:
Net assets	$12,779,642
Capital shares outstanding	112,370
Net asset value per share	$113.73
Maximum offering price per share (Net asset value divided by 95.25%)	$119.40
Class C:
Net assets	$1,032,958
Capital shares outstanding	11,355
Net asset value per share	$90.97
Class H:
Net assets	$7,310,059
Capital shares outstanding	64,185
Net asset value per share	$113.89

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

NOVA FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $757)	$2,084,831
Dividends from securities of affiliated issuers	966,493
Interest	1,053,178
Income from securities lending, net	909
Total investment income	4,105,411

Expenses:
Management fees	1,289,992
Distribution and service fees:
Class A	33,289
Class C	9,018
Class H	16,002
Transfer agent fees	374,254
Portfolio accounting and administration fees	261,791
Interest expense	170,912
Registration fees	159,440
Professional fees	87,732
Trustees’ fees*	28,363
Custodian fees	23,610
Line of credit fees	1,934
Miscellaneous	72,563
Total expenses	2,528,900
Less:
Expenses reimbursed by Adviser	(59,077)
Expenses waived by Adviser	(18,557)
Total waived/reimbursed expenses	(77,634)
Net expenses	2,451,266
Net investment income	1,654,145

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$10,110,250
Investments in affiliated issuers	(19,710)
Swap agreements	24,650,008
Futures contracts	3,236,362
Net realized gain	37,976,910
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	21,707,715
Investments in affiliated issuers	336,551
Swap agreements	(3,144,951)
Futures contracts	215,903
Net change in unrealized appreciation (depreciation)	19,115,218
Net realized and unrealized gain	57,092,128
Net increase in net assets resulting from operations	$58,746,273

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,654,145	$1,311,978
Net realized gain (loss) on investments	37,976,910	(112,260,599)
Net change in unrealized appreciation (depreciation) on investments	19,115,218	16,095,307
Net increase (decrease) in net assets resulting from operations	58,746,273	(94,853,314)

Distributions to shareholders:
Investor Class	(1,201,986)	(11,389,603)
Class A	(73,774)	(1,766,899)
Class C	(7,850)	(204,783)
Class H	(28,368)	(1,087,250)
Total distributions to shareholders	(1,311,978)	(14,448,535)

Capital share transactions:
Proceeds from sale of shares
Investor Class	2,323,334,615	1,888,247,405
Class A	27,827,480	87,207,798
Class C	723,309	356,281
Class H	51,548,688	196,137,541
Distributions reinvested
Investor Class	1,187,760	10,905,585
Class A	64,707	1,649,156
Class C	1,489	115,249
Class H	28,368	1,087,250
Cost of shares redeemed
Investor Class	(2,348,796,915)	(1,963,356,492)
Class A	(37,738,187)	(84,237,819)
Class C	(1,025,931)	(826,901)
Class H	(57,853,426)	(215,287,997)
Net decrease from capital share transactions	(40,698,043)	(78,002,944)
Net increase (decrease) in net assets	16,736,252	(187,304,793)

Net assets:
Beginning of year	256,899,539	444,204,332
End of year	$273,635,791	$256,899,539

Capital share activity:
Shares sold
Investor Class	22,584,221	18,516,555
Class A	320,857	950,512
Class C	9,605	4,851
Class H	584,271	2,097,674
Shares issued from reinvestment of distributions
Investor Class	11,089	132,510
Class A	679	22,465
Class C	20	1,941
Class H	297	14,788
Shares redeemed
Investor Class	(23,090,070)	(19,036,194)
Class A	(437,561)	(920,554)
Class C	(13,813)	(9,871)
Class H	(667,576)	(2,299,636)
Net decrease in shares	(697,981)	(524,959)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$91.30	$133.16	$120.51	$63.62	$76.83
Income (loss) from investment operations:
Net investment income (loss)[a]	1.04	.77	(.16)	.05	.61
Net gain (loss) on investments (realized and unrealized)	36.30	(24.31)	25.92	57.43	(13.82)
Total from investment operations	37.34	(23.54)	25.76	57.48	(13.21)
Less distributions from:
Net investment income	(.66)	—	—	(.59)	—
Net realized gains	—	(18.32)	(13.11)	—	—
Total distributions	(.66)	(18.32)	(13.11)	(.59)	—
Net asset value, end of period	$127.98	$91.30	$133.16	$120.51	$63.62

Total Return	41.05%	(16.18%)	20.83%	90.46%	(17.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$252,513	$225,298	$380,170	$326,237	$37,874
Ratios to average net assets:
Net investment income (loss)	0.99%	0.74%	(0.12%)	0.05%	0.71%
Total expenses[b]	1.43%	1.30%	1.25%	1.33%	1.37%
Net expenses[c]	1.39%	1.29%	1.23%	1.32%	1.36%
Portfolio turnover rate	1,047%	973%	1,027%	785%	690%

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$81.37	$121.63	$111.23	$58.89	$71.28
Income (loss) from investment operations:
Net investment income (loss)[a]	.73	.62	(.45)	(.18)	.40
Net gain (loss) on investments (realized and unrealized)	32.29	(22.56)	23.96	53.11	(12.79)
Total from investment operations	33.02	(21.94)	23.51	52.93	(12.39)
Less distributions from:
Net investment income	(.66)	—	—	(.59)	—
Net realized gains	—	(18.32)	(13.11)	—	—
Total distributions	(.66)	(18.32)	(13.11)	(.59)	—
Net asset value, end of period	$113.73	$81.37	$121.63	$111.23	$58.89

Total Return[d]	40.75%	(16.42%)	20.54%	90.00%	(17.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,780	$18,585	$21,403	$18,596	$7,435
Ratios to average net assets:
Net investment income (loss)	0.79%	0.67%	(0.35%)	(0.20%)	0.52%
Total expenses[b]	1.70%	1.55%	1.50%	1.59%	1.62%
Net expenses[c]	1.66%	1.53%	1.48%	1.58%	1.61%
Portfolio turnover rate	1,047%	973%	1,027%	785%	690%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$65.69	$103.59	$96.96	$51.77	$63.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	(.06)	(1.19)	(.74)	(.22)
Net gain (loss) on investments (realized and unrealized)	25.89	(19.52)	20.93	46.52	(11.16)
Total from investment operations	25.94	(19.58)	19.74	45.78	(11.38)
Less distributions from:
Net investment income	(.66)	—	—	(.59)	—
Net realized gains	—	(18.32)	(13.11)	—	—
Total distributions	(.66)	(18.32)	(13.11)	(.59)	—
Net asset value, end of period	$90.97	$65.69	$103.59	$96.96	$51.77

Total Return[d]	39.70%	(17.04%)	19.64%	88.56%	(18.02%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,033	$1,021	$1,929	$3,576	$3,333
Ratios to average net assets:
Net investment income (loss)	0.07%	(0.08%)	(1.09%)	(0.97%)	(0.32%)
Total expenses[b]	2.46%	2.30%	2.25%	2.35%	2.38%
Net expenses[c]	2.41%	2.27%	2.23%	2.33%	2.37%
Portfolio turnover rate	1,047%	973%	1,027%	785%	690%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

NOVA FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$81.50	$121.73	$111.34	$58.94	$71.35
Income (loss) from investment operations:
Net investment income (loss)[a]	.72	.37	(.48)	(.18)	.36
Net gain (loss) on investments (realized and unrealized)	32.33	(22.28)	23.98	53.17	(12.77)
Total from investment operations	33.05	(21.91)	23.50	52.99	(12.41)
Less distributions from:
Net investment income	(.66)	—	—	(.59)	—
Net realized gains	—	(18.32)	(13.11)	—	—
Total distributions	(.66)	(18.32)	(13.11)	(.59)	—
Net asset value, end of period	$113.89	$81.50	$121.73	$111.34	$58.94

Total Return	40.73%	(16.38%)	20.51%	90.03%	(17.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,310	$11,996	$40,702	$53,660	$4,057
Ratios to average net assets:
Net investment income (loss)	0.77%	0.39%	(0.37%)	(0.20%)	0.46%
Total expenses[b]	1.69%	1.55%	1.50%	1.59%	1.62%
Net expenses[c]	1.65%	1.54%	1.48%	1.58%	1.61%
Portfolio turnover rate	1,047%	973%	1,027%	785%	690%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

S&P 500® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500® Index (the “underlying index”).

For the Reporting Period, S&P 500 Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the S&P 500 Index. S&P 500 Fund Class H returned 27.71%, while the S&P 500 Index returned 29.88% over the same time period.

The sectors that contributed the most to the return of the underlying index were Information Technology, Financials, and Communication Services. The only sector that detracted was Utilities.

The holdings that contributed the most to the return of the underlying index were NVIDIA Corp., Microsoft Corp., and Amazon.com, Inc. Those that detracted the most were Pfizer, Inc., Tesla, Inc., and Bristol-Myers Squibb Co.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Class A	May 31, 2006
Class C	May 31, 2006
Class H	May 31, 2006

Ten Largest Holdings	% of Total Net Assets
Microsoft Corp.	6.5%
Apple, Inc.	5.1%
NVIDIA Corp.	4.6%
Amazon.com, Inc.	3.4%
Meta Platforms, Inc. — Class A	2.2%
Alphabet, Inc. — Class A	1.8%
Berkshire Hathaway, Inc. — Class B	1.6%
Alphabet, Inc. — Class C	1.6%
Eli Lilly & Co.	1.3%
Broadcom, Inc.	1.2%
Top Ten Total	29.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	27.72%	13.09%	11.05%
Class A Shares with sales charge†	21.65%	11.99%	10.51%
Class C Shares	26.78%	12.25%	10.22%
Class C Shares with CDSC‡	25.78%	12.25%	10.22%
Class H Shares	27.71%	13.09%	11.05%
S&P 500 Index	29.88%	15.05%	12.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Class A shares and Class H shares only; performance for Class C shares will vary due to difference in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

28 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
S&P 500® FUND

	Shares	Value
COMMON STOCKS† - 90.9%

Technology - 26.0%
Microsoft Corp.	33,245	$13,986,836
Apple, Inc.	64,945	11,136,769
NVIDIA Corp.	11,051	9,985,241
Broadcom, Inc.	1,969	2,609,732
Advanced Micro Devices, Inc.*	7,230	1,304,943
Salesforce, Inc.	4,331	1,304,411
Adobe, Inc.*	2,022	1,020,301
Accenture plc — Class A	2,806	972,588
Oracle Corp.	7,133	895,976
QUALCOMM, Inc.	4,993	845,315
Intel Corp.	18,917	835,564
Intuit, Inc.	1,253	814,450
International Business Machines Corp.	4,094	781,790
Applied Materials, Inc.	3,723	767,794
Texas Instruments, Inc.	4,069	708,860
ServiceNow, Inc.*	917	699,121
Micron Technology, Inc.	4,940	582,377
Lam Research Corp.	587	570,312
Analog Devices, Inc.	2,219	438,896
Fiserv, Inc.*	2,686	429,276
KLA Corp.	605	422,635
Synopsys, Inc.*	682	389,763
Cadence Design Systems, Inc.*	1,217	378,828
NXP Semiconductor N.V.	1,153	285,679
Roper Technologies, Inc.	478	268,082
Autodesk, Inc.*	957	249,222
Super Micro Computer, Inc.*	225	227,257
Microchip Technology, Inc.	2,418	216,919
MSCI, Inc. — Class A	354	198,399
Fidelity National Information Services, Inc.	2,651	196,651
Fortinet, Inc.*	2,851	194,752
Paychex, Inc.	1,433	175,972
Cognizant Technology Solutions Corp. — Class A	2,228	163,290
Monolithic Power Systems, Inc.	215	145,645
Electronic Arts, Inc.	1,088	144,345
ON Semiconductor Corp.*	1,912	140,628
Fair Isaac Corp.*	111	138,707
ANSYS, Inc.*	389	135,045
HP, Inc.	3,902	117,919
Broadridge Financial Solutions, Inc.	527	107,961
Take-Two Interactive Software, Inc.*	710	105,428
Hewlett Packard Enterprise Co.	5,817	103,135
PTC, Inc.*	534	100,894
Western Digital Corp.*	1,451	99,016
NetApp, Inc.	921	96,677
Seagate Technology Holdings plc	872	81,140
Leidos Holdings, Inc.	615	80,620
Tyler Technologies, Inc.*	188	79,902
Skyworks Solutions, Inc.	717	77,665
Teradyne, Inc.	684	77,176
Akamai Technologies, Inc.*	675	73,413
EPAM Systems, Inc.*	258	71,249
Zebra Technologies Corp. — Class A*	230	69,331
Jack Henry & Associates, Inc.	326	56,636
Qorvo, Inc.*	432	49,607
Dayforce, Inc.*	698	46,215
Paycom Software, Inc.	215	42,787
Total Technology		56,299,142

Consumer, Non-cyclical - 16.8%
Eli Lilly & Co.	3,567	2,774,983
UnitedHealth Group, Inc.	4,138	2,047,069
Procter & Gamble Co.	10,528	1,708,168
Johnson & Johnson	10,770	1,703,706
Merck & Company, Inc.	11,338	1,496,049
AbbVie, Inc.	7,899	1,438,408
PepsiCo, Inc.	6,148	1,075,962
Coca-Cola Co.	17,410	1,065,144
Thermo Fisher Scientific, Inc.	1,728	1,004,331
Abbott Laboratories	7,767	882,797
Danaher Corp.	2,942	734,676
Pfizer, Inc.	25,264	701,076
Amgen, Inc.	2,393	680,378
Philip Morris International, Inc.	6,945	636,301
Intuitive Surgical, Inc.*	1,576	628,966
S&P Global, Inc.	1,438	611,797
Elevance Health, Inc.	1,050	544,467
Stryker Corp.	1,513	541,457
Medtronic plc	5,950	518,543
Bristol-Myers Squibb Co.	9,104	493,710
Vertex Pharmaceuticals, Inc.*	1,153	481,965
Cigna Group	1,309	475,416
Automatic Data Processing, Inc.	1,838	459,022
Regeneron Pharmaceuticals, Inc.*	473	455,258
CVS Health Corp.	5,631	449,129
Boston Scientific Corp.*	6,555	448,952
Mondelez International, Inc. — Class A	6,024	421,680
Gilead Sciences, Inc.	5,575	408,369
Zoetis, Inc.	2,054	347,557
Altria Group, Inc.	7,890	344,162
Colgate-Palmolive Co.	3,684	331,744
PayPal Holdings, Inc.*	4,795	321,217
Becton Dickinson & Co.	1,293	319,953
McKesson Corp.	588	315,668
HCA Healthcare, Inc.	886	295,507
Moody’s Corp.	704	276,693
Cintas Corp.	386	265,194
Edwards Lifesciences Corp.*	2,714	259,350
Dexcom, Inc.*	1,725	239,257
United Rentals, Inc.	301	217,054
IQVIA Holdings, Inc.*	816	206,358
IDEXX Laboratories, Inc.*	372	200,854
Monster Beverage Corp.*	3,305	195,920
Constellation Brands, Inc. — Class A	719	195,395
Kimberly-Clark Corp.	1,507	194,930
Agilent Technologies, Inc.	1,311	190,764
Humana, Inc.	546	189,309
Centene Corp.*	2,391	187,646
Corteva, Inc.	3,140	181,084
Sysco Corp.	2,228	180,869

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
S&P 500® FUND

	Shares	Value
Cencora, Inc. — Class A	741	$180,056
General Mills, Inc.	2,541	177,794
CoStar Group, Inc.*	1,827	176,488
GE HealthCare Technologies, Inc.	1,895	172,274
Kroger Co.	2,961	169,162
Quanta Services, Inc.	650	168,870
Gartner, Inc.*	349	166,358
Kenvue, Inc.	7,711	165,478
Estee Lauder Companies, Inc. — Class A	1,042	160,625
Moderna, Inc.*	1,484	158,135
Global Payments, Inc.	1,165	155,714
Verisk Analytics, Inc. — Class A	649	152,989
Archer-Daniels-Midland Co.	2,386	149,864
Equifax, Inc.	552	147,671
Keurig Dr Pepper, Inc.	4,660	142,922
Biogen, Inc.*	648	139,728
Kraft Heinz Co.	3,567	131,622
West Pharmaceutical Services, Inc.	331	130,980
Hershey Co.	671	130,510
ResMed, Inc.	657	130,106
Zimmer Biomet Holdings, Inc.	935	123,401
Cardinal Health, Inc.	1,088	121,747
Church & Dwight Company, Inc.	1,102	114,950
Molina Healthcare, Inc.*	260	106,816
Align Technology, Inc.*	319	104,607
Corpay, Inc.*	323	99,659
STERIS plc	442	99,370
Illumina, Inc.*	710	97,497
Baxter International, Inc.	2,272	97,105
Waters Corp.*	265	91,221
Cooper Companies, Inc.*	889	90,198
McCormick & Company, Inc.	1,125	86,411
Clorox Co.	555	84,976
Laboratory Corporation of America Holdings	380	83,015
Hologic, Inc.*	1,050	81,858
Avery Dennison Corp.	360	80,370
Tyson Foods, Inc. — Class A	1,281	75,233
Lamb Weston Holdings, Inc.	646	68,818
Kellanova	1,180	67,602
Bunge Global S.A.	650	66,638
Quest Diagnostics, Inc.	497	66,156
Viatris, Inc.	5,368	64,094
Conagra Brands, Inc.	2,138	63,370
Charles River Laboratories International, Inc.*	229	62,047
J M Smucker Co.	475	59,788
Rollins, Inc.	1,256	58,115
Revvity, Inc.	551	57,855
Molson Coors Beverage Co. — Class B	828	55,683
Insulet Corp.*	312	53,477
Universal Health Services, Inc. — Class B	273	49,812
Bio-Techne Corp.	703	49,484
Teleflex, Inc.	210	47,496
Incyte Corp.*	832	47,399
Catalent, Inc.*	809	45,668
Hormel Foods Corp.	1,296	45,218
Henry Schein, Inc.*	581	43,877
Brown-Forman Corp. — Class B	809	41,761
Campbell Soup Co.	880	39,116
MarketAxess Holdings, Inc.	169	37,053
Robert Half, Inc.	465	36,865
DaVita, Inc.*	241	33,270
Bio-Rad Laboratories, Inc. — Class A*	94	32,512
Dentsply Sirona, Inc.	948	31,464
Total Consumer, Non-cyclical		36,414,682

Communications - 13.4%
Amazon.com, Inc.*	40,897	7,377,001
Meta Platforms, Inc. — Class A	9,843	4,779,564
Alphabet, Inc. — Class A*	26,367	3,979,571
Alphabet, Inc. — Class C*	22,075	3,361,140
Netflix, Inc.*	1,936	1,175,791
Walt Disney Co.	8,208	1,004,331
Cisco Systems, Inc.	18,182	907,464
Verizon Communications, Inc.	18,811	789,310
Comcast Corp. — Class A	17,728	768,509
Uber Technologies, Inc.*	9,208	708,924
Booking Holdings, Inc.	156	565,949
AT&T, Inc.	31,991	563,042
Palo Alto Networks, Inc.*	1,411	400,907
T-Mobile US, Inc.	2,337	381,445
Arista Networks, Inc.*	1,127	326,807
Airbnb, Inc. — Class A*	1,949	321,507
Motorola Solutions, Inc.	743	263,750
CDW Corp.	599	153,212
Charter Communications, Inc. — Class A*	441	128,168
eBay, Inc.	2,322	122,555
Corning, Inc.	3,436	113,251
Warner Bros Discovery, Inc.*	9,929	86,680
Omnicom Group, Inc.	886	85,729
Expedia Group, Inc.*	585	80,584
FactSet Research Systems, Inc.	170	77,246
VeriSign, Inc.*	394	74,667
Gen Digital, Inc.	2,508	56,179
Interpublic Group of Companies, Inc.	1,714	55,928
Juniper Networks, Inc.	1,440	53,366
F5, Inc.*	262	49,673
News Corp. — Class A	1,700	44,506
Match Group, Inc.*	1,216	44,116
Etsy, Inc.*	536	36,834
Fox Corp. — Class A	1,071	33,490
Paramount Global — Class B	2,159	25,411
Fox Corp. — Class B	590	16,886
News Corp. — Class B	513	13,882
Total Communications		29,027,375

Financial - 12.8%
Berkshire Hathaway, Inc. — Class B*	8,141	3,423,453
JPMorgan Chase & Co.	12,935	2,590,880
Visa, Inc. — Class A	7,077	1,975,049
Mastercard, Inc. — Class A	3,692	1,777,956
Bank of America Corp.	30,805	1,168,125

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
S&P 500® FUND

	Shares	Value
Wells Fargo & Co.	16,102	$933,272
Goldman Sachs Group, Inc.	1,459	609,410
American Express Co.	2,559	582,659
Progressive Corp.	2,618	541,455
Citigroup, Inc.	8,516	538,552
Prologis, Inc. REIT	4,134	538,330
Morgan Stanley	5,605	527,767
BlackRock, Inc. — Class A	625	521,062
Charles Schwab Corp.	6,659	481,712
Chubb Ltd.	1,813	469,803
Marsh & McLennan Companies, Inc.	2,201	453,362
Blackstone, Inc. — Class A	3,219	422,880
American Tower Corp. — Class A REIT	2,085	411,975
Intercontinental Exchange, Inc.	2,562	352,096
CME Group, Inc. — Class A	1,611	346,832
Equinix, Inc. REIT	420	346,639
U.S. Bancorp	6,967	311,425
Aon plc — Class A	896	299,013
PNC Financial Services Group, Inc.	1,781	287,809
Capital One Financial Corp.	1,702	253,411
American International Group, Inc.	3,141	245,532
Arthur J Gallagher & Co.	970	242,539
Travelers Companies, Inc.	1,021	234,973
Truist Financial Corp.	5,968	232,633
Welltower, Inc. REIT	2,477	231,451
Simon Property Group, Inc. REIT	1,458	228,162
Crown Castle, Inc. REIT	1,941	205,416
Public Storage REIT	708	205,363
MetLife, Inc.	2,747	203,580
Allstate Corp.	1,174	203,114
Aflac, Inc.	2,355	202,200
Realty Income Corp. REIT	3,721	201,306
Ameriprise Financial, Inc.	448	196,421
Bank of New York Mellon Corp.	3,397	195,735
Digital Realty Trust, Inc. REIT	1,355	195,174
Prudential Financial, Inc.	1,615	189,601
Arch Capital Group Ltd.*	1,660	153,450
Discover Financial Services	1,119	146,690
Extra Space Storage, Inc. REIT	945	138,915
VICI Properties, Inc. REIT	4,629	137,898
Hartford Financial Services Group, Inc.	1,336	137,675
CBRE Group, Inc. — Class A*	1,330	129,329
Willis Towers Watson plc	459	126,225
T. Rowe Price Group, Inc.	1,002	122,164
AvalonBay Communities, Inc. REIT	634	117,645
Weyerhaeuser Co. REIT	3,265	117,246
Fifth Third Bancorp	3,047	113,379
Raymond James Financial, Inc.	842	108,130
M&T Bank Corp.	743	108,062
Nasdaq, Inc.	1,700	107,270
Iron Mountain, Inc. REIT	1,306	104,754
SBA Communications Corp. REIT	483	104,666
State Street Corp.	1,351	104,459
Equity Residential REIT	1,544	97,442
Brown & Brown, Inc.	1,057	92,530
Invitation Homes, Inc. REIT	2,574	91,660
Alexandria Real Estate Equities, Inc. REIT	705	90,882
Huntington Bancshares, Inc.	6,481	90,410
Cincinnati Financial Corp.	703	87,291
Regions Financial Corp.	4,134	86,979
Cboe Global Markets, Inc.	471	86,537
Principal Financial Group, Inc.	981	84,670
Northern Trust Corp.	917	81,540
W R Berkley Corp.	906	80,127
Synchrony Financial	1,820	78,478
Ventas, Inc. REIT	1,800	78,372
Everest Group Ltd.	194	77,115
Citizens Financial Group, Inc.	2,086	75,701
Essex Property Trust, Inc. REIT	287	70,260
Mid-America Apartment Communities, Inc. REIT	522	68,685
KeyCorp	4,191	66,260
Host Hotels & Resorts, Inc. REIT	3,157	65,287
Loews Corp.	815	63,806
Healthpeak Properties, Inc. REIT	3,167	59,381
Kimco Realty Corp. REIT	2,981	58,457
UDR, Inc. REIT	1,354	50,653
Camden Property Trust REIT	478	47,035
Globe Life, Inc.	383	44,570
Regency Centers Corp. REIT	735	44,512
Assurant, Inc.	232	43,672
Boston Properties, Inc. REIT	646	42,190
Franklin Resources, Inc.	1,343	37,752
Federal Realty Investment Trust REIT	329	33,598
Invesco Ltd.	2,011	33,362
Comerica, Inc.	590	32,444
Total Financial		27,797,742

Consumer, Cyclical - 7.6%
Tesla, Inc.*	12,397	2,179,269
Home Depot, Inc.	4,452	1,707,787
Costco Wholesale Corp.	1,985	1,454,270
Walmart, Inc.	19,152	1,152,376
McDonald’s Corp.	3,246	915,210
Lowe’s Companies, Inc.	2,573	655,420
TJX Companies, Inc.	5,099	517,141
NIKE, Inc. — Class B	5,445	511,721
Starbucks Corp.	5,066	462,982
Target Corp.	2,065	365,939
Chipotle Mexican Grill, Inc. — Class A*	122	354,626
O’Reilly Automotive, Inc.*	264	298,024
PACCAR, Inc.	2,340	289,903
Marriott International, Inc. — Class A	1,103	278,298
AutoZone, Inc.*	78	245,829
Hilton Worldwide Holdings, Inc.	1,128	240,613
General Motors Co.	5,165	234,233
Ford Motor Co.	17,462	231,895
Copart, Inc.*	3,910	226,467
Ross Stores, Inc.	1,506	221,021
DR Horton, Inc.	1,336	219,839
WW Grainger, Inc.	198	201,425
Lululemon Athletica, Inc.*	514	200,794
Fastenal Co.	2,560	197,478

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
S&P 500® FUND

	Shares	Value
Lennar Corp. — Class A	1,106	$190,210
Cummins, Inc.	610	179,736
Yum! Brands, Inc.	1,257	174,283
Dollar General Corp.	982	153,251
Royal Caribbean Cruises Ltd.*	1,056	146,794
Delta Air Lines, Inc.	2,865	137,147
Tractor Supply Co.	484	126,672
Dollar Tree, Inc.*	926	123,297
PulteGroup, Inc.	949	114,468
Ulta Beauty, Inc.*	217	113,465
NVR, Inc.*	14	113,400
Deckers Outdoor Corp.*	115	108,245
Aptiv plc*	1,249	99,483
Genuine Parts Co.	627	97,141
Darden Restaurants, Inc.	534	89,258
Las Vegas Sands Corp.	1,651	85,357
Southwest Airlines Co.	2,670	77,937
Domino’s Pizza, Inc.	156	77,513
Carnival Corp.*	4,508	73,661
Best Buy Company, Inc.	858	70,382
United Airlines Holdings, Inc.*	1,468	70,288
Pool Corp.	173	69,806
Walgreens Boots Alliance, Inc.	3,203	69,473
Live Nation Entertainment, Inc.*	635	67,164
LKQ Corp.	1,197	63,932
CarMax, Inc.*	707	61,587
MGM Resorts International*	1,223	57,738
Bath & Body Works, Inc.	1,011	50,570
Tapestry, Inc.	1,026	48,714
American Airlines Group, Inc.*	2,928	44,945
Wynn Resorts Ltd.	426	43,550
Caesars Entertainment, Inc.*	965	42,209
Norwegian Cruise Line Holdings Ltd.*	1,904	39,851
BorgWarner, Inc.	1,028	35,713
Hasbro, Inc.	584	33,008
Ralph Lauren Corp. — Class A	175	32,858
VF Corp.	1,479	22,688
Total Consumer, Cyclical		16,568,354

Industrial - 6.9%
General Electric Co.	4,870	854,831
Caterpillar, Inc.	2,277	834,361
Union Pacific Corp.	2,727	670,651
Honeywell International, Inc.	2,949	605,282
RTX Corp.	5,937	579,036
Eaton Corporation plc	1,787	558,759
Boeing Co.*	2,566	495,212
United Parcel Service, Inc. — Class B	3,236	480,967
Deere & Co.	1,165	478,512
Lockheed Martin Corp.	962	437,585
Waste Management, Inc.	1,640	349,566
CSX Corp.	8,842	327,773
Illinois Tool Works, Inc.	1,217	326,558
Parker-Hannifin Corp.	575	319,579
Amphenol Corp. — Class A	2,684	309,599
TransDigm Group, Inc.	249	306,668
Trane Technologies plc	1,018	305,604
Northrop Grumman Corp.	631	302,034
FedEx Corp.	1,029	298,142
Emerson Electric Co.	2,558	290,128
General Dynamics Corp.	1,016	287,010
3M Co.	2,473	262,311
Norfolk Southern Corp.	1,010	257,419
Carrier Global Corp.	3,738	217,290
TE Connectivity Ltd.	1,381	200,577
Johnson Controls International plc	3,049	199,161
AMETEK, Inc.	1,033	188,936
L3Harris Technologies, Inc.	848	180,709
Otis Worldwide Corp.	1,814	180,076
Old Dominion Freight Line, Inc.	800	175,448
Republic Services, Inc. — Class A	915	175,168
Ingersoll Rand, Inc.	1,811	171,955
Martin Marietta Materials, Inc.	277	170,061
Vulcan Materials Co.	594	162,114
Rockwell Automation, Inc.	513	149,452
Xylem, Inc.	1,079	139,450
Fortive Corp.	1,569	134,965
Mettler-Toledo International, Inc.*	96	127,804
Keysight Technologies, Inc.*	782	122,289
Howmet Aerospace, Inc.	1,750	119,753
Westinghouse Air Brake Technologies Corp.	802	116,835
Builders FirstSource, Inc.*	551	114,911
Dover Corp.	626	110,921
Garmin Ltd.	685	101,976
Hubbell, Inc.	239	99,197
Axon Enterprise, Inc.*	315	98,557
Ball Corp.	1,411	95,045
Teledyne Technologies, Inc.*	211	90,586
Veralto Corp.	981	86,975
Jacobs Solutions, Inc.	562	86,396
Textron, Inc.	877	84,131
IDEX Corp.	338	82,479
Expeditors International of Washington, Inc.	651	79,142
Masco Corp.	983	77,539
Jabil, Inc.	571	76,486
Packaging Corporation of America	398	75,532
J.B. Hunt Transport Services, Inc.	365	72,726
Trimble, Inc.*	1,113	71,633
Snap-on, Inc.	236	69,908
Stanley Black & Decker, Inc.	686	67,180
Nordson Corp.	243	66,713
Pentair plc	740	63,226
Amcor plc	6,467	61,501
Westrock Co.	1,150	56,868
Allegion plc	393	52,941
Huntington Ingalls Industries, Inc.	177	51,590
A O Smith Corp.	550	49,203
CH Robinson Worldwide, Inc.	522	39,745
Generac Holdings, Inc.*	275	34,689
Mohawk Industries, Inc.*	237	31,021
Total Industrial		15,018,447

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
S&P 500® FUND

	Shares	Value
Energy - 3.7%
Exxon Mobil Corp.	17,768	$2,065,352
Chevron Corp.	7,761	1,224,220
ConocoPhillips	5,270	670,766
Schlumberger N.V.	6,387	350,072
EOG Resources, Inc.	2,608	333,407
Marathon Petroleum Corp.	1,647	331,870
Phillips 66	1,924	314,266
Pioneer Natural Resources Co.	1,045	274,313
Valero Energy Corp.	1,523	259,961
Williams Companies, Inc.	5,443	212,114
ONEOK, Inc.	2,607	209,003
Occidental Petroleum Corp.	2,945	191,396
Hess Corp.	1,231	187,900
Diamondback Energy, Inc.	801	158,734
Kinder Morgan, Inc.	8,652	158,678
Halliburton Co.	3,982	156,970
Baker Hughes Co.	4,478	150,013
Devon Energy Corp.	2,867	143,866
Targa Resources Corp.	997	111,654
Coterra Energy, Inc. — Class A	3,365	93,816
First Solar, Inc.*	478	80,686
Marathon Oil Corp.	2,619	74,222
Enphase Energy, Inc.*	607	73,435
Equities Corp.	1,840	68,209
APA Corp.	1,616	55,558
Total Energy		7,950,481

Utilities - 2.0%
NextEra Energy, Inc.	9,180	586,694
Southern Co.	4,880	350,091
Duke Energy Corp.	3,449	333,553
Constellation Energy Corp.	1,429	264,151
American Electric Power Company, Inc.	2,353	202,593
Sempra	2,816	202,273
Dominion Energy, Inc.	3,744	184,167
Exelon Corp.	4,454	167,337
PG&E Corp.	9,547	160,008
Public Service Enterprise Group, Inc.	2,230	148,919
Consolidated Edison, Inc.	1,545	140,302
Xcel Energy, Inc.	2,469	132,709
Edison International	1,716	121,373
WEC Energy Group, Inc.	1,411	115,871
American Water Works Company, Inc.	871	106,445
DTE Energy Co.	923	103,505
Entergy Corp.	946	99,973
Eversource Energy	1,562	93,361
PPL Corp.	3,298	90,794
FirstEnergy Corp.	2,311	89,251
Ameren Corp.	1,177	87,051
CenterPoint Energy, Inc.	2,824	80,456
Atmos Energy Corp.	675	80,237
CMS Energy Corp.	1,318	79,528
NRG Energy, Inc.	1,010	68,367
Alliant Energy Corp.	1,142	57,557
Evergy, Inc.	1,027	54,821
AES Corp.	2,995	53,700
NiSource, Inc.	1,849	51,143
Pinnacle West Capital Corp.	507	37,888
Total Utilities		4,344,118

Basic Materials - 1.7%
Linde plc	2,170	1,007,574
Sherwin-Williams Co.	1,054	366,086
Freeport-McMoRan, Inc.	6,416	301,680
Ecolab, Inc.	1,136	262,302
Air Products and Chemicals, Inc.	995	241,059
Nucor Corp.	1,100	217,690
Newmont Corp.	5,156	184,791
Dow, Inc.	3,142	182,016
PPG Industries, Inc.	1,055	152,869
DuPont de Nemours, Inc.	1,924	147,513
LyondellBasell Industries N.V. — Class A	1,145	117,111
Steel Dynamics, Inc.	681	100,945
International Flavors & Fragrances, Inc.	1,142	98,201
Celanese Corp. — Class A	448	76,993
CF Industries Holdings, Inc.	855	71,145
Albemarle Corp.	525	69,163
International Paper Co.	1,547	60,364
Eastman Chemical Co.	524	52,515
Mosaic Co.	1,462	47,457
FMC Corp.	557	35,481
Total Basic Materials		3,792,955

Total Common Stocks
(Cost $127,683,961)		197,213,296

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 4.6%
Federal Home Loan Bank
5.15% due 04/01/24[1]	$10,000,000	10,000,000
Total Federal Agency Discount Notes
(Cost $10,000,000)		10,000,000

U.S. TREASURY BILLS†† - 0.4%
U.S. Treasury Bills
5.29% due 04/23/24[1]	700,000	697,745
5.25% due 04/23/24[1,2]	300,000	299,034
Total U.S. Treasury Bills
(Cost $996,776)		996,779

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
S&P 500® FUND

	Shares	Value
REPURCHASE AGREEMENTS††,3 - 2.8%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24[2]	3,465,037	$3,465,037
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24[2]	1,332,706	1,332,706
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24[2]	1,207,983	1,207,983
Total Repurchase Agreements
(Cost $6,005,726)		6,005,726

Total Investments - 98.7%
(Cost $144,686,463)		$214,215,801
Other Assets & Liabilities, net - 1.3%		2,722,300
Total Net Assets - 100.0%		$216,938,101

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	28	Jun 2024	$7,427,700	$34,026

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P 500 Index	Pay	5.93% (SOFR + 0.60%)	At Maturity	06/25/24	1,133	$5,953,928	$32,603
Goldman Sachs International	S&P 500 Index	Pay	5.83% (Federal Funds Rate + 0.50%)	At Maturity	06/26/24	1,155	6,071,295	18,865
BNP Paribas	S&P 500 Index	Pay	5.93% (Federal Funds Rate + 0.60%)	At Maturity	06/26/24	126	663,351	3,750
							$12,688,574	$55,218

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the effective yield at the time of purchase.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2024.
[3]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
S&P 500® FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$197,213,296	$—	$—	$197,213,296
Federal Agency Discount Notes	—	10,000,000	—	10,000,000
U.S. Treasury Bills	—	996,779	—	996,779
Repurchase Agreements	—	6,005,726	—	6,005,726
Equity Futures Contracts**	34,026	—	—	34,026
Equity Index Swap Agreements**	—	55,218	—	55,218
Total Assets	$197,247,322	$17,057,723	$—	$214,305,045

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

S&P 500® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value (cost $138,680,737)	$208,210,075
Repurchase agreements, at value (cost $6,005,726)	6,005,726
Cash	51,612
Segregated cash with broker	271,400
Unrealized appreciation on OTC swap agreements	55,218
Receivables:
Fund shares sold	3,048,457
Dividends	122,887
Interest	3,542
Securities lending income	661
Total assets	217,769,578

Liabilities:
Payable for:
Fund shares redeemed	347,016
Management fees	131,770
Transfer agent fees	82,316
Distribution and service fees	48,493
Swap settlement	32,611
Portfolio accounting and administration fees	27,232
Securities purchased	8,976
Variation margin on futures contracts	3,531
Trustees’ fees*	1,776
Miscellaneous	147,756
Total liabilities	831,477
Net assets	$216,938,101

Net assets consist of:
Paid in capital	$174,307,050
Total distributable earnings (loss)	42,631,051
Net assets	$216,938,101
Class A:
Net assets	$16,777,048
Capital shares outstanding	208,042
Net asset value per share	$80.64
Maximum offering price per share (Net asset value divided by 95.25%)	$84.66
Class C:
Net assets	$7,281,704
Capital shares outstanding	107,381
Net asset value per share	$67.81
Class H:
Net assets	$192,879,349
Capital shares outstanding	2,391,604
Net asset value per share	$80.65

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $636)	$2,392,677
Interest	635,724
Income from securities lending, net	1,842
Total investment income	3,030,243

Expenses:
Management fees	1,244,428
Distribution and service fees:
Class A	40,638
Class C	79,598
Class H	354,236
Transfer agent fees	374,339
Portfolio accounting and administration fees	340,083
Professional fees	86,009
Trustees’ fees*	24,747
Custodian fees	22,742
Interest expense	11,147
Miscellaneous	226,191
Total expenses	2,804,158
Less:
Expenses reimbursed by Adviser	(58,319)
Net expenses	2,745,839
Net investment income	284,404

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,296,677)
Swap agreements	1,971,729
Futures contracts	380,459
Net realized gain	55,511
Net change in unrealized appreciation (depreciation) on:
Investments	40,603,889
Swap agreements	(219,027)
Futures contracts	(194,629)
Net change in unrealized appreciation (depreciation)	40,190,233
Net realized and unrealized gain	40,245,744
Net increase in net assets resulting from operations	$40,530,148

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$284,404	$212,016
Net realized gain on investments	55,511	12,006,189
Net change in unrealized appreciation (depreciation) on investments	40,190,233	(24,977,298)
Net increase (decrease) in net assets resulting from operations	40,530,148	(12,759,093)

Distributions to shareholders:
Class A	(117,707)	(166,524)
Class C	(83,641)	(95,260)
Class H	(818,361)	(1,119,511)
Total distributions to shareholders	(1,019,709)	(1,381,295)

Capital share transactions:
Proceeds from sale of shares
Class A	22,882,679	163,996,670
Class C	7,164,456	8,401,805
Class H	890,992,827	1,165,341,867
Distributions reinvested
Class A	114,592	156,579
Class C	78,106	86,278
Class H	812,458	1,113,139
Cost of shares redeemed
Class A	(26,229,266)	(166,137,432)
Class C	(9,448,939)	(10,253,653)
Class H	(809,555,290)	(1,207,132,991)
Net increase (decrease) from capital share transactions	76,811,623	(44,427,738)
Net increase (decrease) in net assets	116,322,062	(58,568,126)

Net assets:
Beginning of year	100,616,039	159,184,165
End of year	$216,938,101	$100,616,039

Capital share activity:
Shares sold
Class A	347,472	2,698,775
Class C	125,678	161,320
Class H	12,992,625	18,869,344
Shares issued from reinvestment of distributions
Class A	1,607	2,650
Class C	1,299	1,718
Class H	11,390	18,841
Shares redeemed
Class A	(388,197)	(2,720,235)
Class C	(158,653)	(193,195)
Class H	(11,830,812)	(19,504,067)
Net increase (decrease) in shares	1,102,409	(664,849)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

S&P 500® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$63.54	$70.89	$63.06	$46.64	$51.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.18	(.18)	(.08)	.17
Net gain (loss) on investments (realized and unrealized)	17.39	(6.83)	8.94	24.50	(4.54)
Total from investment operations	17.54	(6.65)	8.76	24.42	(4.37)
Less distributions from:
Net investment income	(.09)	—	—	(.02)	(.12)
Net realized gains	(.35)	(.70)	(.93)	(7.98)	(.42)
Total distributions	(.44)	(.70)	(.93)	(8.00)	(.54)
Net asset value, end of period	$80.64	$63.54	$70.89	$63.06	$46.64

Total Return[b]	27.72%	(9.32%)	13.82%	53.64%	(8.67%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,777	$15,703	$18,856	$18,653	$12,798
Ratios to average net assets:
Net investment income (loss)	0.21%	0.30%	(0.25%)	(0.13%)	0.31%
Total expenses	1.66%	1.60%	1.56%	1.65%	1.68%
Net expenses[c]	1.62%	1.60%	1.56%	1.65%	1.68%
Portfolio turnover rate	243%	701%	268%	284%	227%

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$53.89	$60.71	$54.52	$41.37	$46.12
Income (loss) from investment operations:
Net investment income (loss)[a]	(.31)	(.30)	(.60)	(.46)	(.24)
Net gain (loss) on investments (realized and unrealized)	14.67	(5.82)	7.72	21.61	(3.97)
Total from investment operations	14.36	(6.12)	7.12	21.15	(4.21)
Less distributions from:
Net investment income	(.09)	—	—	(.02)	(.12)
Net realized gains	(.35)	(.70)	(.93)	(7.98)	(.42)
Total distributions	(.44)	(.70)	(.93)	(8.00)	(.54)
Net asset value, end of period	$67.81	$53.89	$60.71	$54.52	$41.37

Total Return[b]	26.78%	(10.02%)	12.99%	52.49%	(9.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,282	$7,494	$10,273	$12,040	$8,981
Ratios to average net assets:
Net investment income (loss)	(0.53%)	(0.57%)	(1.00%)	(0.88%)	(0.50%)
Total expenses	2.41%	2.36%	2.31%	2.39%	2.43%
Net expenses[c]	2.38%	2.36%	2.31%	2.39%	2.43%
Portfolio turnover rate	243%	701%	268%	284%	227%

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$63.54	$70.90	$63.07	$46.64	$51.54
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.15	(.18)	(.08)	.15
Net gain (loss) on investments (realized and unrealized)	17.41	(6.81)	8.94	24.51	(4.51)
Total from investment operations	17.55	(6.66)	8.76	24.43	(4.36)
Less distributions from:
Net investment income	(.09)	—	—	(.02)	(.12)
Net realized gains	(.35)	(.70)	(.93)	(7.98)	(.42)
Total distributions	(.44)	(.70)	(.93)	(8.00)	(.54)
Net asset value, end of period	$80.65	$63.54	$70.90	$63.07	$46.64

Total Return	27.71%	(9.32%)	13.84%	53.64%	(8.65%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$192,879	$77,419	$130,055	$123,613	$112,799
Ratios to average net assets:
Net investment income (loss)	0.21%	0.23%	(0.25%)	(0.13%)	0.28%
Total expenses	1.65%	1.61%	1.56%	1.65%	1.68%
Net expenses[c]	1.62%	1.61%	1.56%	1.65%	1.68%
Portfolio turnover rate	243%	701%	268%	284%	227%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Inverse S&P 500® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. The Fund Investor Class returned -16.19%, while the S&P 500 Index returned 29.88% over the same time period.

The sectors that contributed the most to the return of the underlying index were Information Technology, Financials, and Communication Services. The only sector that detracted was Utilities.

The holdings that contributed the most to the return of the underlying index were NVIDIA Corp., Microsoft Corp., and Amazon.com, Inc. Those that detracted the most were Pfizer, Inc., Tesla, Inc., and Bristol-Myers Squibb Co.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns” on page 6.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

40 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Inception Dates:
Investor Class	January 7, 1994
Class A	March 31, 2004
Class C	March 15, 2001
Class H	September 18, 2014

Cumulative Fund Performance*

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund II	16.7%
Guggenheim Ultra Short Duration Fund — Institutional Class	11.0%
Total	27.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Shares	(16.19%)	(14.25%)	(12.58%)
Class A Shares	(16.38%)	(14.47%)	(12.80%)
Class A Shares with sales charge†	(20.35%)	(15.30%)	(13.22%)
Class C Shares	(16.99%)	(15.11%)	(13.45%)
Class C Shares with CDSC‡	(17.79%)	(15.11%)	(13.45%)
S&P 500 Index	29.88%	15.05%	12.96%

	1 Year	5 Year	Since Inception (09/18/14)
Class H Shares	(16.36%)	(14.45%)	(12.55%)
S&P 500 Index	29.88%	15.05%	12.67%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and Class A shares only; performance for Class C shares and Class H shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS	March 31, 2024
INVERSE S&P 500® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 27.7%
Guggenheim Strategy Fund II1	262,625	$6,460,578
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	426,990	4,231,473
Total Mutual Funds
(Cost $10,738,043)		10,692,051

	Face Amount
U.S. TREASURY BILLS†† - 27.7%
U.S. Treasury Bills
5.28% due 04/18/24[2]	$4,300,000	4,289,312
5.28% due 04/30/24[2]	4,200,000	4,182,210
5.25% due 04/23/24[2,3]	1,450,000	1,445,330
5.27% due 04/23/24[2]	350,000	348,873
5.17% due 04/16/24[2,4]	249,000	248,453
5.26% due 04/23/24[2]	100,000	99,678
5.29% due 04/23/24[2]	100,000	99,678
Total U.S. Treasury Bills
(Cost $10,713,472)		10,713,534

FEDERAL AGENCY NOTES†† - 5.7%
Federal Home Loan Bank
5.40% (SOFR + 0.07%, Rate Floor: 0.00%) due 06/17/24◊	2,200,000	2,200,273
Total Federal Agency Notes
(Cost $2,200,000)		2,200,273

REPURCHASE AGREEMENTS††,5 - 38.9%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24[3]	8,652,664	8,652,664
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24[3]	3,327,948	3,327,948
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24[3]	3,016,496	3,016,496
Total Repurchase Agreements
(Cost $14,997,108)		14,997,108

Total Investments - 100.0%
(Cost $38,648,623)		$38,602,966
Other Assets & Liabilities, net - 0.0%		(4,066)
Total Net Assets - 100.0%		$38,598,900

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
S&P 500 Index Mini Futures Contracts	9	Jun 2024	$2,387,475	$(53,946)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	S&P 500 Index	Receive	5.53% (Federal Funds Rate + 0.20%)	At Maturity	06/26/24	730	$3,837,015	$(21,709)
Goldman Sachs International	S&P 500 Index	Receive	5.63% (Federal Funds Rate + 0.30%)	At Maturity	06/26/24	3,651	19,184,708	(106,949)
Barclays Bank plc	S&P 500 Index	Receive	5.63% (SOFR + 0.30%)	At Maturity	06/25/24	2,499	13,131,891	(176,903)
							$36,153,614	$(305,561)

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
INVERSE S&P 500® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2024.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2024.
[5]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$10,692,051	$—	$—	$10,692,051
U.S. Treasury Bills	—	10,713,534	—	10,713,534
Federal Agency Notes	—	2,200,273	—	2,200,273
Repurchase Agreements	—	14,997,108	—	14,997,108
Total Assets	$10,692,051	$27,910,915	$—	$38,602,966

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$53,946	$—	$—	$53,946
Equity Index Swap Agreements**	—	305,561	—	305,561
Total Liabilities	$53,946	$305,561	$—	$359,507

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
INVERSE S&P 500® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Guggenheim Strategy Funds”), each of which are open-end management investment companies managed by GI. The Guggenheim Strategy Funds, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Guggenheim Strategy Funds pay no investment management fees. The Guggenheim Strategy Funds’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$6,358,154	$—	$—	$—	$102,424	$6,460,578	262,625	$356,301
Guggenheim Ultra Short Duration Fund — Institutional Class	4,146,075	—	—	—	85,398	4,231,473	426,990	227,385
	$10,504,229	$—	$—	$—	$187,822	$10,692,051		$583,686

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $12,913,472)	$12,913,807
Investments in affiliated issuers, at value (cost $10,738,043)	10,692,051
Repurchase agreements, at value (cost $14,997,108)	14,997,108
Receivables:
Fund shares sold	334,407
Dividends	49,023
Swap settlement	17,848
Interest	13,782
Variation margin on futures contracts	1,238
Total assets	39,019,264

Liabilities:
Unrealized depreciation on OTC swap agreements	305,561
Payable for:
Fund shares redeemed	30,160
Management fees	29,776
Transfer agent fees	16,938
Portfolio accounting and administration fees	1,789
Distribution and service fees	917
Trustees’ fees*	414
Miscellaneous	34,809
Total liabilities	420,364
Net assets	$38,598,900

Net assets consist of:
Paid in capital	$315,348,400
Total distributable earnings (loss)	(276,749,500)
Net assets	$38,598,900

Investor Class :
Net assets	$35,724,544
Capital shares outstanding	1,411,968
Net asset value per share	$25.30
Class A:
Net assets	$1,211,462
Capital shares outstanding	52,783
Net asset value per share	$22.95
Maximum offering price per share (Net asset value divided by 95.25%)	$24.09
Class C:
Net assets	$417,305
Capital shares outstanding	21,192
Net asset value per share	$19.69
Class H:
Net assets	$1,245,589
Capital shares outstanding	54,211
Net asset value per share	$22.98

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends from securities of affiliated issuers	$583,686
Interest	2,098,062
Total investment income	2,681,748

Expenses:
Management fees	443,690
Distribution and service fees:
Class A	7,853
Class C	6,014
Class H	3,158
Transfer agent fees	107,838
Portfolio accounting and administration fees	75,151
Registration fees	55,282
Professional fees	20,428
Trustees’ fees*	10,043
Custodian fees	6,822
Interest expense	6,295
Miscellaneous	12,628
Total expenses	755,202
Less:
Expenses reimbursed by Adviser	(39,481)
Expenses waived by Adviser	(10,457)
Total waived/reimbursed expenses	(49,938)
Net expenses	705,264
Net investment income	1,976,484

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(328)
Swap agreements	(10,617,835)
Futures contracts	(1,952,244)
Net realized loss	(12,570,407)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(7,800)
Investments in affiliated issuers	187,822
Swap agreements	1,426,258
Futures contracts	508,966
Net change in unrealized appreciation (depreciation)	2,115,246
Net realized and unrealized loss	(10,455,161)
Net decrease in net assets resulting from operations	$(8,478,677)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,976,484	$1,093,992
Net realized loss on investments	(12,570,407)	(272,408)
Net change in unrealized appreciation (depreciation) on investments	2,115,246	(858,214)
Net decrease in net assets resulting from operations	(8,478,677)	(36,630)

Distributions to shareholders:
Investor Class	(946,025)	—
Class A	(110,261)	—
Class C	(16,224)	—
Class H	(21,482)	—
Total distributions to shareholders	(1,093,992)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	110,588,564	275,554,341
Class A	5,459,230	10,216,741
Class C	147,798	973,671
Class H	15,057,008	47,033,095
Distributions reinvested
Investor Class	931,300	—
Class A	109,255	—
Class C	16,224	—
Class H	21,466	—
Cost of shares redeemed
Investor Class	(123,376,671)	(266,747,915)
Class A	(7,927,015)	(7,975,728)
Class C	(423,222)	(946,029)
Class H	(15,201,206)	(48,066,981)
Net increase (decrease) from capital share transactions	(14,597,269)	10,041,195
Net increase (decrease) in net assets	(24,169,938)	10,004,565

Net assets:
Beginning of year	62,768,838	52,764,273
End of year	$38,598,900	$62,768,838

Capital share activity:
Shares sold
Investor Class	3,824,309	8,506,158
Class A	199,424	347,893
Class C	6,382	36,018
Class H	601,861	1,603,396
Shares issued from reinvestment of distributions
Investor Class	33,308	—
Class A	4,305	—
Class C	744	—
Class H	845	—
Shares redeemed
Investor Class	(4,258,649)	(8,339,953)
Class A	(298,253)	(269,870)
Class C	(18,572)	(36,364)
Class H	(605,047)	(1,645,973)
Net increase (decrease) in shares	(509,343)	201,305

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$31.00	$28.88	$34.46	$56.92	$56.77
Income (loss) from investment operations:
Net investment income (loss)[a]	1.17	.42	(.28)	(.47)	.31
Net gain (loss) on investments (realized and unrealized)	(6.11)	1.70	(5.30)	(21.84)	.26
Total from investment operations	(4.94)	2.12	(5.58)	(22.31)	.57
Less distributions from:
Net investment income	(.76)	—	—	(.15)	(.42)
Total distributions	(.76)	—	—	(.15)	(.42)
Net asset value, end of period	$25.30	$31.00	$28.88	$34.46	$56.92

Total Return	(16.19%)	7.34%	(16.19%)	(39.21%)	1.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,725	$56,203	$47,555	$53,937	$85,839
Ratios to average net assets:
Net investment income (loss)	4.04%	1.31%	(0.91%)	(1.12%)	0.58%
Total expenses[b]	1.50%	1.53%	1.41%	1.51%	1.53%
Net expenses[c]	1.40%	1.49%	1.39%	1.50%	1.51%
Portfolio turnover rate	—	—	—	—	—

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$28.27	$26.40	$31.58	$52.33	$52.36
Income (loss) from investment operations:
Net investment income (loss)[a]	1.02	.40	(.32)	(.56)	.21
Net gain (loss) on investments (realized and unrealized)	(5.58)	1.47	(4.86)	(20.04)	.18
Total from investment operations	(4.56)	1.87	(5.18)	(20.60)	.39
Less distributions from:
Net investment income	(.76)	—	—	(.15)	(.42)
Total distributions	(.76)	—	—	(.15)	(.42)
Net asset value, end of period	$22.95	$28.27	$26.40	$31.58	$52.33

Total Return[d]	(16.38%)	7.08%	(16.40%)	(39.38%)	0.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,211	$4,164	$1,829	$1,540	$7,575
Ratios to average net assets:
Net investment income (loss)	3.77%	1.34%	(1.15%)	(1.39%)	0.43%
Total expenses[b]	1.76%	1.79%	1.66%	1.78%	1.78%
Net expenses[c]	1.66%	1.74%	1.64%	1.77%	1.76%
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$24.55	$23.10	$27.84	$46.49	$46.92
Income (loss) from investment operations:
Net investment income (loss)[a]	.70	.09	(.46)	(.80)	(.22)
Net gain (loss) on investments (realized and unrealized)	(4.80)	1.36	(4.28)	(17.70)	.21
Total from investment operations	(4.10)	1.45	(4.74)	(18.50)	(.01)
Less distributions from:
Net investment income	(.76)	—	—	(.15)	(.42)
Total distributions	(.76)	—	—	(.15)	(.42)
Net asset value, end of period	$19.69	$24.55	$23.10	$27.84	$46.49

Total Return[d]	(16.99%)	6.28%	(17.03%)	(39.82%)	0.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$417	$801	$762	$449	$6,376
Ratios to average net assets:
Net investment income (loss)	3.03%	0.35%	(1.92%)	(2.16%)	(0.51%)
Total expenses[b]	2.49%	2.53%	2.41%	2.54%	2.53%
Net expenses[c]	2.39%	2.48%	2.39%	2.53%	2.51%
Portfolio turnover rate	—	—	—	—	—

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$28.29	$26.41	$31.58	$52.32	$52.35
Income (loss) from investment operations:
Net investment income (loss)[a]	1.00	.25	(.32)	(.56)	.17
Net gain (loss) on investments (realized and unrealized)	(5.55)	1.63	(4.85)	(20.03)	.22
Total from investment operations	(4.55)	1.88	(5.17)	(20.59)	.39
Less distributions from:
Net investment income	(.76)	—	—	(.15)	(.42)
Total distributions	(.76)	—	—	(.15)	(.42)
Net asset value, end of period	$22.98	$28.29	$26.41	$31.58	$52.32

Total Return	(16.36%)	7.12%	(16.37%)	(39.37%)	0.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,246	$1,600	$2,618	$933	$8,890
Ratios to average net assets:
Net investment income (loss)	3.81%	0.86%	(1.15%)	(1.38%)	0.34%
Total expenses[b]	1.75%	1.78%	1.66%	1.78%	1.78%
Net expenses[c]	1.64%	1.74%	1.64%	1.76%	1.76%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a calendar month basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time different than a full calendar month.

For the Reporting Period, the Monthly Rebalance NASDAQ-100 2x Strategy Fund Class H returned 76.74%, while the NASDAQ-100 Index returned 39.65% over the same time period.

The sectors that contributed the most to the return of the underlying index for the Reporting Period were Information Technology, Communication Services, and Consumer Discretionary. The only sector that detracted was Financials.

The holdings that contributed the most to the return of the underlying index were NVIDIA Corp., Microsoft Corp., and Meta Platforms, Inc. – Class A. Those that detracted the most were Tesla, Inc., Moderna, Inc., and PayPal Holdings, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to compounding, the Fund’s performance generally will not correlate to the performance of the benchmark over periods greater than a full calendar month. For example, the Fund’s compounded returns for periods greater than a full calendar month will be different than the performance of the benchmark over the same period.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns” on page 6.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Inception Dates:
Class A	November 28, 2014
Class C	November 28, 2014
Class H	November 28, 2014

Cumulative Fund Performance*

Ten Largest Holdings	% of Total Net Assets
Microsoft Corp.	7.3%
Apple, Inc.	6.2%
NVIDIA Corp.	5.3%
Amazon.com, Inc.	4.4%
Meta Platforms, Inc. — Class A	4.0%
Broadcom, Inc.	3.7%
Alphabet, Inc. — Class A	2.1%
Alphabet, Inc. — Class C	2.0%
Tesla, Inc.	2.0%
Costco Wholesale Corp.	2.0%
Top Ten Total	39.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	Since Inception (11/28/14)
Class A Shares	76.76%	33.54%	29.81%
Class A Shares with sales charge†	68.37%	32.25%	29.14%
Class C Shares	75.44%	32.53%	28.81%
Class C Shares with CDSC‡	74.44%	32.53%	28.81%
Class H Shares	76.74%	33.50%	30.12%
NASDAQ-100 Index	39.65%	20.90%	17.81%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Class A shares and Class H shares only; performance for Class C shares will vary due to difference in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

50 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 83.3%

Technology - 40.1%
Microsoft Corp.	112,280	$47,238,442
Apple, Inc.	233,340	40,013,143
NVIDIA Corp.	37,777	34,133,786
Broadcom, Inc.	18,087	23,972,691
Advanced Micro Devices, Inc.*	63,063	11,382,241
Adobe, Inc.*	17,641	8,901,648
QUALCOMM, Inc.	43,557	7,374,200
Intel Corp.	165,016	7,288,757
Intuit, Inc.	10,927	7,102,550
Applied Materials, Inc.	32,429	6,687,833
Texas Instruments, Inc.	35,489	6,182,539
Micron Technology, Inc.	43,085	5,079,291
Lam Research Corp.	5,117	4,971,524
Analog Devices, Inc.	19,355	3,828,225
KLA Corp.	5,278	3,687,052
Synopsys, Inc.*	5,954	3,402,711
Cadence Design Systems, Inc.*	10,625	3,307,350
ASML Holding N.V. — Class G	3,371	3,271,454
Crowdstrike Holdings, Inc. — Class A*	8,884	2,848,122
NXP Semiconductor N.V.	10,009	2,479,930
Marvell Technology, Inc.	33,741	2,391,562
Roper Technologies, Inc.	4,177	2,342,629
Workday, Inc. — Class A*	8,157	2,224,822
Autodesk, Inc.*	8,349	2,174,246
Fortinet, Inc.*	29,781	2,034,340
Microchip Technology, Inc.	21,091	1,892,074
Paychex, Inc.	14,099	1,731,357
Datadog, Inc. — Class A*	11,940	1,475,784
Cognizant Technology Solutions Corp. — Class A	19,430	1,424,025
Electronic Arts, Inc.	10,434	1,384,279
ON Semiconductor Corp.*	16,678	1,226,667
Atlassian Corp. — Class A*	6,142	1,198,366
ANSYS, Inc.*	3,396	1,178,955
Zscaler, Inc.*	5,789	1,115,135
GLOBALFOUNDRIES, Inc.*,1	21,378	1,114,007
MongoDB, Inc.*	2,817	1,010,289
Take-Two Interactive Software, Inc.*	6,658	988,646
Total Technology		260,060,672

Communications - 21.3%
Amazon.com, Inc.*	156,962	28,312,805
Meta Platforms, Inc. — Class A	52,889	25,681,841
Alphabet, Inc. — Class A*	89,048	13,440,015
Alphabet, Inc. — Class C*	85,694	13,047,768
Netflix, Inc.*	16,890	10,257,804
Cisco Systems, Inc.	158,037	7,887,627
T-Mobile US, Inc.	46,323	7,560,840
Comcast Corp. — Class A	154,650	6,704,077
Booking Holdings, Inc.	1,334	4,839,592
Palo Alto Networks, Inc.*	12,610	3,582,879
PDD Holdings, Inc. ADR*	26,069	3,030,521
MercadoLibre, Inc.*	1,979	2,992,169
Airbnb, Inc. — Class A*	17,098	2,820,486
DoorDash, Inc. — Class A*	14,705	2,025,172
Charter Communications, Inc. — Class A*	5,668	1,647,291
Trade Desk, Inc. — Class A*	17,369	1,518,398
CDW Corp.	5,238	1,339,776
Warner Bros Discovery, Inc.*	95,219	831,262
Sirius XM Holdings, Inc.[1]	149,969	581,880
Total Communications		138,102,203

Consumer, Non-cyclical - 10.3%
PepsiCo, Inc.	53,643	9,388,061
Amgen, Inc.	20,917	5,947,121
Intuitive Surgical, Inc.*	13,751	5,487,887
Vertex Pharmaceuticals, Inc.*	10,082	4,214,377
Regeneron Pharmaceuticals, Inc.*	4,213	4,054,970
Automatic Data Processing, Inc.	16,033	4,004,081
Mondelez International, Inc. — Class A	52,552	3,678,640
Gilead Sciences, Inc.	48,622	3,561,562
PayPal Holdings, Inc.*	41,829	2,802,125
Cintas Corp.	3,956	2,717,891
Monster Beverage Corp.*	40,615	2,407,657
Dexcom, Inc.*	15,046	2,086,880
IDEXX Laboratories, Inc.*	3,243	1,750,993
Kraft Heinz Co.	47,346	1,747,067
Keurig Dr Pepper, Inc.	54,157	1,660,995
GE HealthCare Technologies, Inc.	17,772	1,615,652
Moderna, Inc.*	14,912	1,589,023
CoStar Group, Inc.*	15,940	1,539,804
AstraZeneca plc ADR	22,727	1,539,755
Verisk Analytics, Inc. — Class A	5,596	1,319,145
Coca-Cola Europacific Partners plc	17,828	1,247,069
Biogen, Inc.*	5,673	1,223,269
Illumina, Inc.*	6,202	851,659
Total Consumer, Non-cyclical		66,435,683

Consumer, Cyclical - 7.3%
Tesla, Inc.*	72,845	12,805,422
Costco Wholesale Corp.	17,318	12,687,686
Starbucks Corp.	44,189	4,038,433
Marriott International, Inc. — Class A	11,298	2,850,598
O’Reilly Automotive, Inc.*	2,304	2,600,940
PACCAR, Inc.	20,447	2,533,179
Copart, Inc.*	37,525	2,173,448
Ross Stores, Inc.	13,140	1,928,426
Lululemon Athletica, Inc.*	4,725	1,845,821
Fastenal Co.	22,334	1,722,845
Dollar Tree, Inc.*	8,503	1,132,175
Walgreens Boots Alliance, Inc.	33,658	730,042
Total Consumer, Cyclical		47,049,015

Industrial - 1.5%
Honeywell International, Inc.	25,454	5,224,434
CSX Corp.	76,464	2,834,520
Old Dominion Freight Line, Inc.	8,496	1,863,258
Total Industrial		9,922,212

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
Basic Materials - 1.4%
Linde plc	18,796	$8,727,359

Utilities - 1.0%
Constellation Energy Corp.	12,359	2,284,561
American Electric Power Company, Inc.	20,537	1,768,236
Exelon Corp.	39,011	1,465,643
Xcel Energy, Inc.	21,667	1,164,601
Total Utilities		6,683,041

Energy - 0.4%
Diamondback Energy, Inc.	6,965	1,380,254
Baker Hughes Co.	39,064	1,308,644
Total Energy		2,688,898

Total Common Stocks
(Cost $381,106,082)		539,669,083

MUTUAL FUNDS† - 0.9%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	301,467	2,987,542
Guggenheim Strategy Fund II2	115,431	2,839,614
Total Mutual Funds
(Cost $5,770,077)		5,827,156

	Face Amount
U.S. TREASURY BILLS†† - 11.6%
U.S. Treasury Bills
5.25% due 04/23/24[3,4]	$35,600,000	35,485,348
5.27% due 04/02/24[3,4]	17,000,000	16,997,535
5.17% due 04/16/24[4,5]	16,730,000	16,693,267
5.27% due 04/23/24[4]	5,100,000	5,083,575
5.28% due 04/23/24[4]	300,000	299,034
Total U.S. Treasury Bills
(Cost $74,559,194)		74,558,759

FEDERAL AGENCY DISCOUNT NOTES†† - 4.6%
Federal Home Loan Bank
5.15% due 04/01/24[4]	30,000,000	30,000,000
Total Federal Agency Discount Notes
(Cost $30,000,000)		30,000,000

REPURCHASE AGREEMENTS††,6 - 6.8%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24[3]	25,608,041	25,608,041
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24[3]	9,849,246	9,849,246
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24[3]	8,927,490	8,927,490
Total Repurchase Agreements
(Cost $44,384,777)		44,384,777

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.2%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[8]	1,560,453	1,560,453
Total Securities Lending Collateral
(Cost $1,560,453)		1,560,453

Total Investments - 107.4%
(Cost $537,380,583)		$696,000,228
Other Assets & Liabilities, net - (7.4)%		(47,862,552)
Total Net Assets - 100.0%		$648,137,676

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	382	Jun 2024	$141,053,500	$1,633,863

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	Pay	6.03% (SOFR + 0.70%)	At Maturity	06/25/24	13,803	$251,974,214	$3,071,023
Goldman Sachs International	NASDAQ-100 Index	Pay	5.83% (Federal Funds Rate + 0.50%)	At Maturity	06/26/24	18,396	335,808,991	345,654
BNP Paribas	NASDAQ-100 Index	Pay	5.98% (Federal Funds Rate + 0.65%)	At Maturity	06/26/24	1,643	29,999,776	23,965
							$617,782,981	$3,440,642

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2024.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2024.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2024.
ADR — American Depositary Receipt
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$539,669,083	$—	$—	$539,669,083
Mutual Funds	5,827,156	—	—	5,827,156
U.S. Treasury Bills	—	74,558,759	—	74,558,759
Federal Agency Discount Notes	—	30,000,000	—	30,000,000
Repurchase Agreements	—	44,384,777	—	44,384,777
Securities Lending Collateral	1,560,453	—	—	1,560,453
Equity Futures Contracts**	1,633,863	—	—	1,633,863
Equity Index Swap Agreements**	—	3,440,642	—	3,440,642
Total Assets	$548,690,555	$152,384,178	$—	$701,074,733

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Guggenheim Strategy Funds”), each of which are open-end management investment companies managed by GI. The Guggenheim Strategy Funds,, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Guggenheim Strategy Funds pay no investment management fees. The Guggenheim Strategy Funds’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$3,393,112	$—	$(600,000)	$(1,978)	$48,480	$2,839,614	115,431	$166,753
Guggenheim Ultra Short Duration Fund — Institutional Class	3,524,787	—	(600,000)	(5,538)	68,293	2,987,542	301,467	170,448
	$6,917,899	$—	$(1,200,000)	$(7,516)	$116,773	$5,827,156		$337,201

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments in unaffiliated issuers, at value - including $1,484,077 of securities loaned (cost $487,225,729)	$645,788,295
Investments in affiliated issuers, at value (cost $5,770,077)	5,827,156
Repurchase agreements, at value (cost $44,384,777)	44,384,777
Cash	147,162
Segregated cash with broker	32,880
Unrealized appreciation on OTC swap agreements	3,440,642
Receivables:
Securities sold	90,016,048
Fund shares sold	643,367
Investment Adviser	247,136
Dividends	205,747
Interest	26,177
Securities lending income	10,351
Total assets	790,769,738

Liabilities:
Segregated cash due to broker	4,230,000
Payable for:
Fund shares redeemed	134,165,640
Return of securities lending collateral	1,560,453
Swap settlement	629,895
Management fees	569,234
Variation margin on futures contracts	315,150
Transfer agent fees	275,104
Distribution and service fees	159,379
Portfolio accounting and administration fees	19,314
Trustees’ fees*	5,809
Miscellaneous	702,084
Total liabilities	142,632,062
Net assets	$648,137,676

Net assets consist of:
Paid in capital	$494,718,215
Total distributable earnings (loss)	153,419,461
Net assets	$648,137,676
Class A:
Net assets	$7,335,009
Capital shares outstanding	14,437
Net asset value per share	$508.07
Maximum offering price per share (Net asset value divided by 95.25%)	$533.41
Class C:
Net assets	$1,744,735
Capital shares outstanding	3,718
Net asset value per share	$469.27
Class H:
Net assets	$639,057,932
Capital shares outstanding	1,226,355
Net asset value per share	$521.10

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $5,878)	$3,847,254
Dividends from securities of affiliated issuers	337,201
Interest	4,316,482
Income from securities lending, net	114,783
Total investment income	8,615,720

Expenses:
Management fees	4,652,418
Distribution and service fees:
Class A	14,896
Class C	12,539
Class H	1,274,285
Transfer agent fees	1,125,141
Interest expense	1,004,091
Portfolio accounting and administration fees	716,632
Professional fees	283,363
Trustees’ fees*	72,241
Custodian fees	71,035
Line of credit fees	896
Miscellaneous	883,583
Total expenses	10,111,120
Less:
Expenses reimbursed by Adviser	(440,169)
Expenses waived by Adviser	(2,270,395)
Total waived expenses	(2,710,564)
Net expenses	7,400,556
Net investment income	1,215,164

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	27,186,778
Investments in affiliated issuers	(7,516)
Swap agreements	146,633,976
Futures contracts	30,842,578
Net realized gain	204,655,816
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	113,309,053
Investments in affiliated issuers	116,773
Swap agreements	(9,722,142)
Futures contracts	(3,767,649)
Net change in unrealized appreciation (depreciation)	99,936,035
Net realized and unrealized gain	304,591,851
Net increase in net assets resulting from operations	$305,807,015

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,215,164	$278,163
Net realized gain (loss) on investments	204,655,816	(78,599,679)
Net change in unrealized appreciation (depreciation) on investments	99,936,035	51,687,976
Net increase (decrease) in net assets resulting from operations	305,807,015	(26,633,540)

Distributions to shareholders:
Class A	(229,861)	—
Class C	(52,499)	—
Class H	(16,565,287)	—
Total distributions to shareholders	(16,847,647)	—

Capital share transactions:
Proceeds from sale of shares
Class A	5,788,991	6,041,787
Class C	442,703	275,014
Class H	2,095,676,099	3,336,949,993
Distributions reinvested
Class A	211,140	—
Class C	36,396	—
Class H	16,560,168	—
Cost of shares redeemed
Class A	(6,391,583)	(7,341,375)
Class C	(326,833)	(299,704)
Class H	(2,138,872,563)	(3,046,284,758)
Net increase (decrease) from capital share transactions	(26,875,482)	289,340,957
Net increase in net assets	262,083,886	262,707,417

Net assets:
Beginning of year	386,053,790	123,346,373
End of year	$648,137,676	$386,053,790

Capital share activity:
Shares sold
Class A	14,718	21,048
Class C	1,149	1,051
Class H	4,803,990	11,582,345
Shares issued from reinvestment of distributions
Class A	507	—
Class C	94	—
Class H	38,772	—
Shares redeemed
Class A	(16,225)	(25,121)
Class C	(933)	(1,190)
Class H	(4,858,568)	(10,598,076)
Net increase (decrease) in shares	(16,496)	980,057

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$298.90	$429.31	$355.42	$141.86	$134.54
Income (loss) from investment operations:
Net investment income (loss)[a]	1.04	.32	(3.11)	(1.74)	.23
Net gain (loss) on investments (realized and unrealized)	224.62	(130.73)	88.53	233.57	7.28
Total from investment operations	225.66	(130.41)	85.42	231.83	7.51
Less distributions from:
Net investment income	(.60)	—	—	—	(.19)
Net realized gains	(15.89)	—	(11.53)	(18.27)	—
Total distributions	(16.49)	—	(11.53)	(18.27)	(.19)
Net asset value, end of period	$508.07	$298.90	$429.31	$355.42	$141.86

Total Return[b]	76.76%	(30.38%)	23.48%	164.83%	5.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,335	$4,614	$8,376	$5,504	$2,434
Ratios to average net assets:
Net investment income (loss)	0.26%	0.12%	(0.70%)	(0.60%)	0.15%
Total expenses[c]	1.95%	1.77%	1.69%	1.77%	1.83%
Net expenses[d,e]	1.42%	1.31%	1.32%	1.33%	1.34%
Portfolio turnover rate	334%	1,054%	922%	509%	990%

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$278.89	$403.95	$337.38	$136.06	$130.01
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.79)	(1.56)	(6.08)	(3.70)	(.83)
Net gain (loss) on investments (realized and unrealized)	208.66	(123.50)	84.18	223.29	7.07
Total from investment operations	206.87	(125.06)	78.10	219.59	6.24
Less distributions from:
Net investment income	(.60)	—	—	—	(.19)
Net realized gains	(15.89)	—	(11.53)	(18.27)	—
Total distributions	(16.49)	—	(11.53)	(18.27)	(.19)
Net asset value, end of period	$469.27	$278.89	$403.95	$337.38	$136.06

Total Return[b]	75.44%	(30.96%)	22.55%	162.86%	4.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,745	$951	$1,433	$1,751	$552
Ratios to average net assets:
Net investment income (loss)	(0.49%)	(0.61%)	(1.44%)	(1.34%)	(0.55%)
Total expenses[c]	2.71%	2.52%	2.44%	2.52%	2.58%
Net expenses[d,e]	2.17%	2.06%	2.07%	2.08%	2.09%
Portfolio turnover rate	334%	1,054%	922%	509%	990%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$306.31	$440.25	$364.34	$145.23	$137.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.96	.27	(3.35)	(1.81)	.12
Net gain (loss) on investments (realized and unrealized)	230.32	(134.21)	90.79	239.19	7.50
Total from investment operations	231.28	(133.94)	87.44	237.38	7.62
Less distributions from:
Net investment income	(.60)	—	—	—	(.19)
Net realized gains	(15.89)	—	(11.53)	(18.27)	—
Total distributions	(16.49)	—	(11.53)	(18.27)	(.19)
Net asset value, end of period	$521.10	$306.31	$440.25	$364.34	$145.23

Total Return	76.74%	(30.42%)	23.46%	164.81%	5.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$639,058	$380,489	$113,538	$90,776	$22,586
Ratios to average net assets:
Net investment income (loss)	0.24%	0.10%	(0.71%)	(0.60%)	0.08%
Total expenses[c]	1.95%	1.77%	1.69%	1.77%	1.82%
Net expenses[d,e]	1.43%	1.32%	1.33%	1.33%	1.34%
Portfolio turnover rate	334%	1,054%	922%	509%	990%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/24	03/31/23	03/31/22	03/31/21	03/31/20
Class A	1.22%	1.27%	1.32%	1.33%	1.33%
Class C	1.97%	2.02%	2.06%	2.08%	2.08%
Class H	1.24%	1.28%	1.33%	1.33%	1.33%

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Inverse NASDAQ-100 Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index. The Fund Investor Class returned -23.27%, while the NASDAQ-100 Index returned 39.65% over the same time period.

The sectors that contributed the most to the return of the underlying index for the Reporting Period were Information Technology, Communication Services, and Consumer Discretionary. The only sector that detracted was Financials.

The holdings that contributed the most to the return of the underlying index were NVIDIA Corp., Microsoft Corp., and Meta Platforms, Inc. – Class A. Those that detracted the most were Tesla, Inc., Moderna, Inc., and PayPal Holdings, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns” on page 6.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Inception Dates:
Investor Class	September 3, 1998
Class A	March 31, 2004
Class C	March 7, 2001
Class H	September 18, 2014

Cumulative Fund Performance*

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund II	7.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.1%
Total	12.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Shares	(23.27%)	(20.09%)	(18.16%)
Class A Shares	(23.51%)	(20.30%)	(18.26%)
Class A Shares with sales charge†	(27.14%)	(21.07%)	(18.66%)
Class C Shares	(24.06%)	(20.89%)	(18.98%)
Class C Shares with CDSC‡	(24.78%)	(20.89%)	(18.98%)
NASDAQ-100 Index	39.65%	20.90%	18.85%

	1 Year	5 Year	Since Inception (09/18/14)
Class H Shares	(23.41%)	(20.29%)	(17.89%)
NASDAQ-100 Index	39.65%	20.90%	18.14%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and Class A shares only; performance for Class C shares and Class H shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

60 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 12.3%
Guggenheim Strategy Fund II1	49,399	$1,215,224
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	87,169	863,841
Total Mutual Funds
(Cost $2,033,556)		2,079,065

	Face Amount
U.S. TREASURY BILLS†† - 24.0%
U.S. Treasury Bills
5.28% due 04/18/24[2]	$1,700,000	1,695,774
5.27% due 04/30/24[2]	1,500,000	1,493,646
5.25% due 04/23/24[2,3]	500,000	498,390
5.27% due 04/23/24[2,3]	250,000	249,195
5.26% due 04/23/24[2,3]	100,000	99,678
5.17% due 04/16/24[2,4]	17,000	16,963
Total U.S. Treasury Bills
(Cost $4,053,624)		4,053,646

FEDERAL AGENCY NOTES†† - 4.7%
Federal Home Loan Bank
5.40% (SOFR + 0.07%, Rate Floor: 0.00%) due 06/17/24◊	800,000	800,099
Total Federal Agency Notes
(Cost $800,000)		800,099

REPURCHASE AGREEMENTS††,5 - 62.1%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24[3]	6,051,064	6,051,064
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24[3]	2,327,332	2,327,332
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24[3]	2,109,526	2,109,526
Total Repurchase Agreements
(Cost $10,487,922)		10,487,922

Total Investments - 103.1%
(Cost $17,375,102)		$17,420,732
Other Assets & Liabilities, net - (3.1)%		(525,322)
Total Net Assets - 100.0%		$16,895,410

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
NASDAQ-100 Index Mini Futures Contracts	3	Jun 2024	$1,107,750	$(14,747)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	NASDAQ-100 Index	Receive	5.63% (Federal Funds Rate + 0.30%)	At Maturity	06/26/24	219	$3,996,118	$(3,180)
BNP Paribas	NASDAQ-100 Index	Receive	5.58% (Federal Funds Rate + 0.25%)	At Maturity	06/26/24	349	6,375,056	(5,106)
Barclays Bank plc	NASDAQ-100 Index	Receive	5.68% (SOFR + 0.35%)	At Maturity	06/25/24	293	5,356,497	(61,983)
							$15,727,671	$(70,269)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
INVERSE NASDAQ-100® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2024.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2024.
[5]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,079,065	$—	$—	$2,079,065
U.S. Treasury Bills	—	4,053,646	—	4,053,646
Federal Agency Notes	—	800,099	—	800,099
Repurchase Agreements	—	10,487,922	—	10,487,922
Total Assets	$2,079,065	$15,341,667	$—	$17,420,732

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$14,747	$—	$—	$14,747
Equity Index Swap Agreements**	—	70,269	—	70,269
Total Liabilities	$14,747	$70,269	$—	$85,016

**	This derivative is reported as unrealized appreciation/depreciation at period end.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
INVERSE NASDAQ-100® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Guggenheim Strategy Funds”), each of which are open-end management investment companies managed by GI. The Guggenheim Strategy Funds, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Guggenheim Strategy Funds pay no investment management fees. The Guggenheim Strategy Funds’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,195,958	$—	$—	$—	$19,266	$1,215,224	49,399	$67,020
Guggenheim Ultra Short Duration Fund — Institutional Class	846,408	—	—	—	17,433	863,841	87,169	46,420
	$2,042,366	$—	$—	$—	$36,699	$2,079,065		$113,440

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $4,853,624)	$4,853,745
Investments in affiliated issuers, at value (cost $2,033,556)	2,079,065
Repurchase agreements, at value (cost $10,487,922)	10,487,922
Segregated cash with broker	46,232
Receivables:
Fund shares sold	109,794
Swap settlement	13,814
Dividends	9,511
Interest	7,981
Variation margin on futures contracts	2,475
Total assets	17,610,539

Liabilities:
Unrealized depreciation on OTC swap agreements	70,269
Payable for:
Fund shares redeemed	606,178
Management fees	13,092
Transfer agent fees	7,165
Portfolio accounting and administration fees	774
Distribution and service fees	530
Trustees’ fees*	172
Miscellaneous	16,949
Total liabilities	715,129
Net assets	$16,895,410

Net assets consist of:
Paid in capital	$97,662,131
Total distributable earnings (loss)	(80,766,721)
Net assets	$16,895,410

Investor Class :
Net assets	$15,567,629
Capital shares outstanding	921,385
Net asset value per share	$16.90
Class A:
Net assets	$835,675
Capital shares outstanding	51,833
Net asset value per share	$16.12
Maximum offering price per share (Net asset value divided by 95.25%)	$16.92
Class C:
Net assets	$159,912
Capital shares outstanding	12,272
Net asset value per share	$13.03
Class H:
Net assets	$332,194
Capital shares outstanding	20,937
Net asset value per share	$15.87

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends from securities of affiliated issuers	$113,440
Interest	1,061,735
Total investment income	1,175,175

Expenses:
Management fees	192,688
Distribution and service fees:
Class A	3,289
Class C	2,362
Class H	1,493
Transfer agent fees	46,826
Portfolio accounting and administration fees	32,637
Registration fees	24,556
Professional fees	9,087
Interest expense	4,784
Trustees’ fees*	4,501
Custodian fees	2,970
Miscellaneous	11,656
Total expenses	336,849
Less:
Expenses reimbursed by Adviser	(16,926)
Expenses waived by Adviser	(2,135)
Total waived/reimbursed expenses	(19,061)
Net expenses	317,788
Net investment income	857,387

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(414)
Swap agreements	(7,198,979)
Futures contracts	(163,765)
Net realized loss	(7,363,158)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,986)
Investments in affiliated issuers	36,699
Swap agreements	1,215,943
Futures contracts	(14,747)
Net change in unrealized appreciation (depreciation)	1,233,909
Net realized and unrealized loss	(6,129,249)
Net decrease in net assets resulting from operations	$(5,271,862)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$857,387	$702,459
Net realized loss on investments	(7,363,158)	(5,682,700)
Net change in unrealized appreciation (depreciation) on investments	1,233,909	(609,495)
Net decrease in net assets resulting from operations	(5,271,862)	(5,589,736)

Distributions to shareholders:
Investor Class	(633,663)	—
Class A	(43,792)	—
Class C	(10,242)	—
Class H	(14,762)	—
Total distributions to shareholders	(702,459)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	64,417,535	524,576,731
Class A	3,458,929	6,472,154
Class C	737,897	258,552
Class H	8,247,456	15,316,386
Distributions reinvested
Investor Class	625,369	—
Class A	43,782	—
Class C	10,242	—
Class H	14,762	—
Cost of shares redeemed
Investor Class	(73,872,760)	(503,565,331)
Class A	(3,531,658)	(7,224,219)
Class C	(563,509)	(1,075,097)
Class H	(8,405,636)	(17,542,627)
Net increase (decrease) from capital share transactions	(8,817,591)	17,216,549
Net increase (decrease) in net assets	(14,791,912)	11,626,813

Net assets:
Beginning of year	31,687,322	20,060,509
End of year	$16,895,410	$31,687,322

Capital share activity:
Shares sold
Investor Class	3,193,707	20,063,694
Class A	167,977	268,140
Class C	44,959	12,742
Class H	427,115	617,520
Shares issued from reinvestment of distributions
Investor Class	33,822	—
Class A	2,479	—
Class C	716	—
Class H	849	—
Shares redeemed
Investor Class	(3,597,299)	(19,458,419)
Class A	(177,952)	(299,089)
Class C	(35,610)	(51,367)
Class H	(433,402)	(715,937)
Net increase (decrease) in shares	(372,639)	437,284

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$23.05	$21.73	$26.17	$47.65	$54.72
Income (loss) from investment operations:
Net investment income (loss)[a]	.81	.40	(.28)	(.40)	.09
Net gain (loss) on investments (realized and unrealized)	(6.09)	.92 [e]	(4.16)	(21.05)	(6.83)
Total from investment operations	(5.28)	1.32	(4.44)	(21.45)	(6.74)
Less distributions from:
Net investment income	(.87)	—	—	(.03)	(.33)
Total distributions	(.87)	—	—	(.03)	(.33)
Net asset value, end of period	$16.90	$23.05	$21.73	$26.17	$47.65

Total Return	(23.27%)	6.07%	(16.97%)	(45.03%)	(12.32%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,568	$29,762	$14,902	$26,018	$59,321
Ratios to average net assets:
Net investment income (loss)	4.04%	1.55%	(1.22%)	(1.28%)	0.17%
Total expenses[b]	1.54%	1.59%	1.46%	1.54%	1.57%
Net expenses[c]	1.45%	1.55%	1.44%	1.52%	1.54%
Portfolio turnover rate	—	—	23%	37%	37%

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$22.10	$20.88	$25.22	$46.04	$53.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.74	.33	(.31)	(.45)	.19
Net gain (loss) on investments (realized and unrealized)	(5.85)	.89 [e]	(4.03)	(20.34)	(6.83)
Total from investment operations	(5.11)	1.22	(4.34)	(20.79)	(6.64)
Less distributions from:
Net investment income	(.87)	—	—	(.03)	(.33)
Total distributions	(.87)	—	—	(.03)	(.33)
Net asset value, end of period	$16.12	$22.10	$20.88	$25.22	$46.04

Total Return[d]	(23.51%)	5.84%	(17.21%)	(45.17%)	(12.53%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$836	$1,311	$1,885	$1,489	$523
Ratios to average net assets:
Net investment income (loss)	3.80%	1.35%	(1.41%)	(1.51%)	0.39%
Total expenses[b]	1.78%	1.82%	1.70%	1.78%	1.81%
Net expenses[c]	1.69%	1.78%	1.68%	1.76%	1.76%
Portfolio turnover rate	—	—	23%	37%	37%

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$18.19	$17.31	$21.07	$38.76	$45.03
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	(.24)	(.38)	(.60)	(.17)
Net gain (loss) on investments (realized and unrealized)	(4.77)	1.12 [e]	(3.38)	(17.06)	(5.77)
Total from investment operations	(4.29)	.88	(3.76)	(17.66)	(5.94)
Less distributions from:
Net investment income	(.87)	—	—	(.03)	(.33)
Total distributions	(.87)	—	—	(.03)	(.33)
Net asset value, end of period	$13.03	$18.19	$17.31	$21.07	$38.76

Total Return[d]	(24.06%)	5.08%	(17.85%)	(45.58%)	(13.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$160	$40	$707	$73	$234
Ratios to average net assets:
Net investment income (loss)	3.10%	(1.22%)	(2.16%)	(2.26%)	(0.41%)
Total expenses[b]	2.55%	2.56%	2.45%	2.55%	2.57%
Net expenses[c]	2.46%	2.55%	2.43%	2.54%	2.53%
Portfolio turnover rate	—	—	23%	37%	37%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$21.77	$20.57	$24.83	$45.36	$52.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.71	.09	(.32)	(.46)	(.02)
Net gain (loss) on investments (realized and unrealized)	(5.74)	1.11 [e]	(3.94)	(20.04)	(6.53)
Total from investment operations	(5.03)	1.20	(4.26)	(20.50)	(6.55)
Less distributions from:
Net investment income	(.87)	—	—	(.03)	(.33)
Total distributions	(.87)	—	—	(.03)	(.33)
Net asset value, end of period	$15.87	$21.77	$20.57	$24.83	$45.36

Total Return	(23.41%)	5.83%	(17.16%)	(45.21%)	(12.54%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$332	$574	$2,567	$337	$583
Ratios to average net assets:
Net investment income (loss)	3.79%	0.39%	(1.49%)	(1.51%)	(0.05%)
Total expenses[b]	1.80%	1.83%	1.72%	1.79%	1.82%
Net expenses[c]	1.71%	1.80%	1.71%	1.78%	1.79%
Portfolio turnover rate	—	—	23%	37%	37%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Mid-Cap 1.5x Strategy Fund maintained a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index. The Fund H Class returned 30.16%, while the S&P MidCap 400 Index returned 23.33% over the same period.

The sectors that contributed the most to the return of the underlying index for the Reporting Period were Industrials, Consumer Discretionary, and Financials. The only sectors that detracted were Communication Services and Utilities.

The holdings that contributed the most to the return of the underlying index for the Reporting Period were Super Micro Computer, Inc., Deckers Outdoor Corp., and Williams-Sonoma, Inc. Those that detracted the most were Wolfspeed, Inc., Iridium Communications, Inc., and Lattice Semiconductor Corp.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns” on page 6.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Inception Dates:
Class A	March 31, 2004
Class C	August 20, 2001
Class H	August 16, 2001

Cumulative Fund Performance*

Ten Largest Holdings	% of Total Net Assets
Guggenheim Ultra Short Duration Fund — Institutional Class	6.4%
Guggenheim Strategy Fund II	1.8%
Vistra Corp.	0.6%
Williams-Sonoma, Inc.	0.5%
Reliance, Inc.	0.5%
Carlisle Companies, Inc.	0.5%
GoDaddy, Inc. — Class A	0.4%
EMCOR Group, Inc.	0.4%
Graco, Inc.	0.4%
Lennox International, Inc.	0.4%
Top Ten Total	11.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	30.15%	11.67%	10.55%
Class A Shares with sales charge†	23.97%	10.59%	10.02%
Class C Shares	29.20%	10.84%	9.73%
Class C Shares with CDSC‡	28.20%	10.84%	9.73%
Class H Shares	30.16%	11.68%	10.58%
S&P MidCap 400 Index	23.33%	11.71%	9.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Class A shares and Class H shares only; performance for Class C shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

70 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 71.3%

Industrial - 16.4%
Carlisle Companies, Inc.	174	$68,182
EMCOR Group, Inc.	168	58,834
Graco, Inc.	604	56,450
Lennox International, Inc.	115	56,208
Saia, Inc.*	95	55,575
Owens Corning	318	53,042
Lincoln Electric Holdings, Inc.	205	52,365
XPO, Inc.*	416	50,764
TopBuild Corp.*	113	49,802
AECOM	487	47,765
nVent Electric plc	594	44,788
Regal Rexnord Corp.	237	42,684
Advanced Drainage Systems, Inc.	244	42,027
Comfort Systems USA, Inc.	127	40,349
ITT, Inc.	294	39,993
Trex Company, Inc.*	389	38,803
Fortune Brands Innovations, Inc.	451	38,186
Clean Harbors, Inc.*	180	36,236
Tetra Tech, Inc.	191	35,280
Curtiss-Wright Corp.	137	35,064
Toro Co.	374	34,269
AptarGroup, Inc.	236	33,958
Crown Holdings, Inc.	428	33,923
BWX Technologies, Inc.	328	33,660
Eagle Materials, Inc.	123	33,425
Woodward, Inc.	216	33,290
Donaldson Company, Inc.	430	32,112
Graphic Packaging Holding Co.	1,095	31,952
Knight-Swift Transportation Holdings, Inc.	578	31,802
Simpson Manufacturing Company, Inc.	153	31,393
Middleby Corp.*	192	30,872
Acuity Brands, Inc.	109	29,292
Oshkosh Corp.	234	29,182
Coherent Corp.*	473	28,673
RBC Bearings, Inc.*	104	28,116
AGCO Corp.	222	27,310
Applied Industrial Technologies, Inc.	138	27,262
UFP Industries, Inc.	221	27,185
Universal Display Corp.	156	26,278
Cognex Corp.	616	26,131
Fluor Corp.*	610	25,791
MSA Safety, Inc.	132	25,554
Berry Global Group, Inc.	415	25,099
Vontier Corp.	552	25,039
Arrow Electronics, Inc.*	193	24,986
Landstar System, Inc.	129	24,866
Chart Industries, Inc.*	150	24,708
Crane Co.	175	23,648
TD SYNNEX Corp.	204	23,072
Esab Corp.	203	22,446
Novanta, Inc.*	128	22,370
Hexcel Corp.	302	22,000
Littelfuse, Inc.	89	21,569
Flowserve Corp.	470	21,469
Watts Water Technologies, Inc. — Class A	98	20,830
Sonoco Products Co.	351	20,302
Timken Co.	232	20,284
Kirby Corp.*	212	20,208
MasTec, Inc.*	216	20,142
Sensata Technologies Holding plc	542	19,913
Louisiana-Pacific Corp.	230	19,299
Ryder System, Inc.	159	19,110
MDU Resources Group, Inc.	729	18,371
Stericycle, Inc.*	331	17,460
Valmont Industries, Inc.	75	17,121
GATX Corp.	127	17,022
Knife River Corp.*	202	16,378
Avnet, Inc.	323	16,014
Terex Corp.	240	15,456
Exponent, Inc.	181	14,967
Silgan Holdings, Inc.	290	14,082
Belden, Inc.	149	13,799
EnerSys	145	13,697
Vishay Intertechnology, Inc.	452	10,251
Werner Enterprises, Inc.	227	8,880
Greif, Inc. — Class A	91	6,284
Total Industrial		2,244,969

Financial - 15.9%
Fidelity National Financial, Inc.	925	49,117
Reinsurance Group of America, Inc. — Class A	236	45,520
RenaissanceRe Holdings Ltd.	189	44,421
WP Carey, Inc. REIT	783	44,193
Gaming and Leisure Properties, Inc. REIT	956	44,043
Equity LifeStyle Properties, Inc. REIT	667	42,955
Interactive Brokers Group, Inc. — Class A	383	42,785
Equitable Holdings, Inc.	1,123	42,685
American Homes 4 Rent — Class A REIT	1,138	41,856
Kinsale Capital Group, Inc.	79	41,454
East West Bancorp, Inc.	504	39,872
Ally Financial, Inc.	972	39,453
Rexford Industrial Realty, Inc. REIT	754	37,926
Lamar Advertising Co. — Class A REIT	313	37,375
CubeSmart REIT	805	36,402
Carlyle Group, Inc.	775	36,355
Erie Indemnity Co. — Class A	89	35,740
Annaly Capital Management, Inc. REIT	1,790	35,245
Unum Group	651	34,932
Jones Lang LaSalle, Inc.*	170	33,165
American Financial Group, Inc.	233	31,800
Primerica, Inc.	125	31,620
Webster Financial Corp.	616	31,274
First Horizon Corp.	2,000	30,800
EastGroup Properties, Inc. REIT	171	30,741
Old Republic International Corp.	933	28,662
Stifel Financial Corp.	365	28,532
NNN REIT, Inc.	653	27,909
Omega Healthcare Investors, Inc. REIT	878	27,806
Voya Financial, Inc.	369	27,276
Jefferies Financial Group, Inc.	607	26,769

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Cullen/Frost Bankers, Inc.	230	$25,891
SEI Investments Co.	357	25,668
Brixmor Property Group, Inc. REIT	1,076	25,232
STAG Industrial, Inc. REIT	650	24,986
First Industrial Realty Trust, Inc. REIT	473	24,851
Houlihan Lokey, Inc.	187	23,972
Evercore, Inc. — Class A	124	23,881
Selective Insurance Group, Inc.	217	23,690
Pinnacle Financial Partners, Inc.	272	23,359
SouthState Corp.	272	23,128
Zions Bancorp North America	530	23,002
Wintrust Financial Corp.	219	22,861
Essent Group Ltd.	382	22,733
Commerce Bancshares, Inc.	424	22,557
First American Financial Corp.	369	22,527
Prosperity Bancshares, Inc.	335	22,036
MGIC Investment Corp.	975	21,801
Starwood Property Trust, Inc. REIT	1,065	21,651
RLI Corp.	144	21,380
Synovus Financial Corp.	523	20,951
Agree Realty Corp. REIT	359	20,506
Affiliated Managers Group, Inc.	121	20,264
Healthcare Realty Trust, Inc. REIT	1,363	19,287
Cadence Bank	654	18,966
Old National Bancorp	1,047	18,228
FNB Corp.	1,284	18,104
Western Union Co.	1,254	17,531
Hanover Insurance Group, Inc.	128	17,430
United Bankshares, Inc.	482	17,251
SLM Corp.	788	17,171
Bank OZK	377	17,139
Kite Realty Group Trust REIT	785	17,019
Apartment Income REIT Corp.	517	16,787
Home BancShares, Inc.	671	16,487
Vornado Realty Trust REIT	572	16,456
Rayonier, Inc. REIT	488	16,221
Glacier Bancorp, Inc.	397	15,991
Janus Henderson Group plc	474	15,590
First Financial Bankshares, Inc.	460	15,093
Columbia Banking System, Inc.	747	14,455
Hancock Whitney Corp.	308	14,180
Kilroy Realty Corp. REIT	382	13,916
UMB Financial Corp.	156	13,571
Kemper Corp.	216	13,375
PotlatchDeltic Corp. REIT	284	13,354
Park Hotels & Resorts, Inc. REIT	752	13,153
Cousins Properties, Inc. REIT	543	13,054
Independence Realty Trust, Inc. REIT	803	12,952
Sabra Health Care REIT, Inc.	828	12,230
Valley National Bancorp	1,526	12,147
Brighthouse Financial, Inc.*	230	11,854
EPR Properties REIT	270	11,462
Associated Banc-Corp.	532	11,443
National Storage Affiliates Trust REIT	276	10,808
CNO Financial Group, Inc.	392	10,772
International Bancshares Corp.	191	10,723
Federated Hermes, Inc. — Class B	292	10,547
Texas Capital Bancshares, Inc.*	169	10,402
COPT Defense Properties REIT	402	9,716
New York Community Bancorp, Inc.[1]	2,584	8,320
Total Financial		2,178,795

Consumer, Cyclical - 11.8%
Williams-Sonoma, Inc.	230	73,032
Burlington Stores, Inc.*	229	53,172
Floor & Decor Holdings, Inc. — Class A*	381	49,385
Watsco, Inc.	112	48,381
Toll Brothers, Inc.	373	48,255
Dick’s Sporting Goods, Inc.	208	46,771
Casey’s General Stores, Inc.	133	42,354
Wingstop, Inc.	105	38,472
Texas Roadhouse, Inc. — Class A	239	36,918
BJ’s Wholesale Club Holdings, Inc.*	477	36,085
Five Below, Inc.*	198	35,913
Tempur Sealy International, Inc.	617	35,058
Core & Main, Inc. — Class A*	611	34,980
Light & Wonder, Inc. — Class A*	322	32,873
Autoliv, Inc.	263	31,673
Crocs, Inc.*	217	31,204
Aramark	939	30,536
Vail Resorts, Inc.	136	30,305
Gentex Corp.	835	30,160
Churchill Downs, Inc.	243	30,071
PVH Corp.	213	29,950
Lear Corp.	204	29,555
Lithia Motors, Inc. — Class A	98	29,484
Skechers USA, Inc. — Class A*	478	29,282
Murphy USA, Inc.	68	28,506
WESCO International, Inc.	157	26,891
Hyatt Hotels Corp. — Class A	158	25,220
Mattel, Inc.*	1,264	25,040
Taylor Morrison Home Corp. — Class A*	385	23,936
Brunswick Corp.	246	23,744
Whirlpool Corp.	197	23,567
Wyndham Hotels & Resorts, Inc.	297	22,795
Thor Industries, Inc.	191	22,412
Gap, Inc.	770	21,214
Harley-Davidson, Inc.	454	19,858
Macy’s, Inc.	981	19,610
Planet Fitness, Inc. — Class A*	306	19,165
RH*	55	19,154
Polaris, Inc.	190	19,023
Capri Holdings Ltd.*	417	18,890
KB Home	263	18,641
TKO Group Holdings, Inc.	214	18,492
Dolby Laboratories, Inc. — Class A	213	17,843
Ollie’s Bargain Outlet Holdings, Inc.*	220	17,506
FirstCash Holdings, Inc.	132	16,835
Boyd Gaming Corp.	249	16,763
MSC Industrial Direct Company, Inc. — Class A	164	15,915
AutoNation, Inc.*	93	15,399
Goodyear Tire & Rubber Co.*	1,015	13,936

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Marriott Vacations Worldwide Corp.	118	$12,712
Travel + Leisure Co.	259	12,680
Hilton Grand Vacations, Inc.*	255	12,038
GameStop Corp. — Class A*,1	961	12,032
YETI Holdings, Inc.*	311	11,989
Visteon Corp.*	100	11,761
Penske Automotive Group, Inc.	70	11,339
Wendy’s Co.	598	11,266
Scotts Miracle-Gro Co. — Class A	150	11,188
Carter’s, Inc.	132	11,178
Choice Hotels International, Inc.[1]	88	11,119
Adient plc*	327	10,765
Columbia Sportswear Co.	123	9,985
Penn Entertainment, Inc.*	533	9,706
Leggett & Platt, Inc.	477	9,135
Fox Factory Holding Corp.*	152	7,915
Nordstrom, Inc.	349	7,074
Under Armour, Inc. — Class A*	676	4,989
Under Armour, Inc. — Class C*	683	4,877
Total Consumer, Cyclical		1,617,972

COMMON STOCKS - 0.3%

Consumer, Non-cyclical - 10.7%
Neurocrine Biosciences, Inc.*	356	49,100
Celsius Holdings, Inc.*	531	44,031
US Foods Holding Corp.*	810	43,716
Shockwave Medical, Inc.*	132	42,983
Performance Food Group Co.*	557	41,575
Service Corporation International	529	39,257
elf Beauty, Inc.*	199	39,010
United Therapeutics Corp.*	168	38,593
Tenet Healthcare Corp.*	363	38,155
WEX, Inc.*	153	36,342
Chemed Corp.	54	34,664
Repligen Corp.*	186	34,209
Medpace Holdings, Inc.*	83	33,545
Bruker Corp.	332	31,188
Penumbra, Inc.*	138	30,799
Encompass Health Corp.	359	29,646
Morningstar, Inc.	93	28,678
BellRing Brands, Inc.*	469	27,685
Ingredion, Inc.	233	27,226
Jazz Pharmaceuticals plc*	225	27,095
Paylocity Holding Corp.*	155	26,638
Darling Ingredients, Inc.*	571	26,557
FTI Consulting, Inc.*	125	26,286
Acadia Healthcare Company, Inc.*	330	26,143
Exelixis, Inc.*	1,085	25,747
HealthEquity, Inc.*	307	25,060
Cytokinetics, Inc.*	351	24,608
H&R Block, Inc.	499	24,506
Sprouts Farmers Market, Inc.*	363	23,406
Masimo Corp.*	159	23,349
GXO Logistics, Inc.*	426	22,902
Globus Medical, Inc. — Class A*	413	22,153
Option Care Health, Inc.*	634	21,264
Valvoline, Inc.*	464	20,681
Halozyme Therapeutics, Inc.*	473	19,242
Post Holdings, Inc.*	180	19,130
Euronet Worldwide, Inc.*	157	17,259
Flowers Foods, Inc.	688	16,340
Coty, Inc. — Class A*	1,346	16,098
Perrigo Company plc	485	15,612
Haemonetics Corp.*	182	15,534
Lantheus Holdings, Inc.*	245	15,249
Lancaster Colony Corp.	73	15,157
Brink’s Co.	161	14,873
Grand Canyon Education, Inc.*	106	14,438
Coca-Cola Consolidated, Inc.	17	14,389
Insperity, Inc.	127	13,921
ManpowerGroup, Inc.	175	13,587
Envista Holdings Corp.*	614	13,127
Roivant Sciences Ltd.*	1,207	12,722
Arrowhead Pharmaceuticals, Inc.*	443	12,670
Azenta, Inc.*	200	12,056
Progyny, Inc.*	298	11,369
Neogen Corp.*	705	11,125
Enovis Corp.*	178	11,116
LivaNova plc*	193	10,797
Amedisys, Inc.*	117	10,783
Boston Beer Company, Inc. — Class A*	34	10,350
Grocery Outlet Holding Corp.*	355	10,217
Graham Holdings Co. — Class B	13	9,980
Helen of Troy Ltd.*	85	9,795
R1 RCM, Inc.*	705	9,080
Integra LifeSciences Holdings Corp.*	243	8,614
QuidelOrtho Corp.*	177	8,486
Avis Budget Group, Inc.	66	8,082
Sotera Health Co.*	445	5,344
Pilgrim’s Pride Corp.*	144	4,942
Hertz Global Holdings, Inc.*,1	470	3,680
Total Consumer, Non-cyclical		1,471,961

Technology - 5.6%
Pure Storage, Inc. — Class A*	1,063	55,265
Manhattan Associates, Inc.*	220	55,051
Dynatrace, Inc.*	858	39,845
Lattice Semiconductor Corp.*	494	38,646
Onto Innovation, Inc.*	176	31,870
KBR, Inc.	483	30,748
CACI International, Inc. — Class A*	80	30,306
MKS Instruments, Inc.	225	29,925
Science Applications International Corp.	186	24,253
Rambus, Inc.*	385	23,797
Dropbox, Inc. — Class A*	917	22,283
Qualys, Inc.*	132	22,027
Aspen Technology, Inc.*	100	21,328
Genpact Ltd.	591	19,474
ExlService Holdings, Inc.*	590	18,762
MACOM Technology Solutions Holdings, Inc.*	196	18,745
Maximus, Inc.	218	18,290
Appfolio, Inc. — Class A*	73	18,012

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Kyndryl Holdings, Inc.*	824	$17,930
Cirrus Logic, Inc.*	193	17,864
ASGN, Inc.*	169	17,705
ZoomInfo Technologies, Inc. — Class A*	1,060	16,992
Silicon Laboratories, Inc.*	114	16,384
CommVault Systems, Inc.*	156	15,823
Power Integrations, Inc.	203	14,525
Synaptics, Inc.*	141	13,756
Teradata Corp.*	350	13,534
Wolfspeed, Inc.*	450	13,275
Amkor Technology, Inc.	369	11,896
Doximity, Inc. — Class A*	437	11,760
Lumentum Holdings, Inc.*	241	11,411
Concentrix Corp.	168	11,125
Blackbaud, Inc.*	150	11,121
Crane NXT Co.	173	10,709
IPG Photonics Corp.*	106	9,613
Allegro MicroSystems, Inc.*	256	6,902
Total Technology		760,952

Energy - 3.8%
Ovintiv, Inc.	904	46,918
Chesapeake Energy Corp.[1]	398	35,354
HF Sinclair Corp.	558	33,686
Weatherford International plc*	259	29,894
Southwestern Energy Co.*	3,942	29,880
Range Resources Corp.	864	29,748
Antero Resources Corp.*	1,011	29,319
Permian Resources Corp.	1,647	29,086
NOV, Inc.	1,410	27,523
Matador Resources Co.	397	26,508
Chord Energy Corp.	148	26,380
ChampionX Corp.	684	24,549
Murphy Oil Corp.	519	23,718
Civitas Resources, Inc.	307	23,304
PBF Energy, Inc. — Class A	389	22,395
DT Midstream, Inc.	347	21,202
Equitrans Midstream Corp.	1,551	19,372
Antero Midstream Corp.	1,219	17,139
Valaris Ltd.*	224	16,858
CNX Resources Corp.*	543	12,880
Total Energy		525,713

Basic Materials - 3.2%
Reliance, Inc.	206	68,841
RPM International, Inc.	461	54,836
Cleveland-Cliffs, Inc.*	1,783	40,545
United States Steel Corp.	801	32,665
Royal Gold, Inc.	235	28,625
Axalta Coating Systems Ltd.*	788	27,099
Olin Corp.	430	25,284
Commercial Metals Co.	417	24,507
Alcoa Corp.	639	21,592
Cabot Corp.	198	18,256
Westlake Corp.	115	17,572
Ashland, Inc.	179	17,429
Arcadium Lithium plc*	3,690	15,904
NewMarket Corp.	25	15,866
Avient Corp.	326	14,148
Chemours Co.	531	13,944
MP Materials Corp.*	515	7,365
Total Basic Materials		444,478

Utilities - 2.4%
Vistra Corp.	1,203	83,789
Essential Utilities, Inc.	900	33,345
OGE Energy Corp.	717	24,593
UGI Corp.	750	18,405
National Fuel Gas Co.	330	17,728
IDACORP, Inc.	181	16,813
Southwest Gas Holdings, Inc.	215	16,368
Portland General Electric Co.	362	15,204
New Jersey Resources Corp.	352	15,104
Black Hills Corp.	243	13,268
ONE Gas, Inc.	198	12,777
Ormat Technologies, Inc.	192	12,708
ALLETE, Inc.	206	12,286
Spire, Inc.	197	12,090
PNM Resources, Inc.	307	11,555
Northwestern Energy Group, Inc.	219	11,154
Total Utilities		327,187

Communications - 1.4%
GoDaddy, Inc. — Class A*	504	59,815
Ciena Corp.*	519	25,665
New York Times Co. — Class A	586	25,327
Nexstar Media Group, Inc. — Class A	115	19,813
Frontier Communications Parent, Inc.*	792	19,404
Iridium Communications, Inc.	443	11,589
TEGNA, Inc.	705	10,533
Ziff Davis, Inc.*	165	10,401
Cable One, Inc.	16	6,770
Total Communications		189,317
Total Common Stocks
(Cost $7,052,180)		9,761,344

MUTUAL FUNDS† - 8.2%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	88,750	879,517
Guggenheim Strategy Fund II2	9,844	242,153
Total Mutual Funds
(Cost $1,123,599)		1,121,670

	Face Amount
U.S. TREASURY BILLS†† - 2.5%
U.S. Treasury Bills
5.25% due 04/23/24[3,4]	$200,000	199,356
5.17% due 04/16/24[4,5]	91,000	90,800
5.27% due 04/23/24[3,4]	50,000	49,839
Total U.S. Treasury Bills
(Cost $339,998)		339,995

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,6 - 16.8%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24[3]	$1,325,528	$1,325,528
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24[3]	509,819	509,819
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24[3]	462,106	462,106
Total Repurchase Agreements
(Cost $2,297,453)		$2,297,453

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.4%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[8]	53,198	53,198
Total Securities Lending Collateral
(Cost $53,198)		53,198

Total Investments - 99.2%
(Cost $10,866,428)		$13,573,660
Other Assets & Liabilities, net - 0.8%		115,176
Total Net Assets - 100.0%		$13,688,836

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	8	Jun 2024	$2,460,640	$77,147

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P MidCap 400 Index	Pay	5.58% (Federal Funds Rate + 0.25%)	At Maturity	06/26/24	1,662	$5,062,080	$107,439
Barclays Bank plc	S&P MidCap 400 Index	Pay	5.88% (SOFR + 0.55%)	At Maturity	06/25/24	822	2,503,685	87,686
BNP Paribas	S&P MidCap 400 Index	Pay	5.78% (Federal Funds Rate + 0.45%)	At Maturity	06/26/24	248	754,595	16,538
							$8,320,360	$211,663

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2024.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2024.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2024.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
MID-CAP 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,761,344	$—	$—	$9,761,344
Mutual Funds	1,121,670	—	—	1,121,670
U.S. Treasury Bills	—	339,995	—	339,995
Repurchase Agreements	—	2,297,453	—	2,297,453
Securities Lending Collateral	53,198	—	—	53,198
Equity Futures Contracts**	77,147	—	—	77,147
Equity Index Swap Agreements**	—	211,663	—	211,663
Total Assets	$11,013,359	$2,849,111	$—	$13,862,470

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Guggenheim Strategy Funds”), each of which are open-end management investment companies managed by GI. The Guggenheim Strategy Funds, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Guggenheim Strategy Funds pay no investment management fees. The Guggenheim Strategy Funds’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$238,314	$—	$—	$—	$3,839	$242,153	9,844	$13,355
Guggenheim Ultra Short Duration Fund — Institutional Class	861,767	—	—	—	17,750	879,517	88,750	47,262
	$1,100,081	$—	$—	$—	$21,589	$1,121,670		$60,617

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments in unaffiliated issuers, at value - including $49,978 of securities loaned (cost $7,445,376)	$10,154,537
Investments in affiliated issuers, at value (cost $1,123,599)	1,121,670
Repurchase agreements, at value (cost $2,297,453)	2,297,453
Cash	3,076
Segregated cash with broker	33,506
Unrealized appreciation on OTC swap agreements	211,663
Receivables:
Securities sold	19,048
Dividends	15,022
Variation margin on futures contracts	7,360
Interest	1,355
Fund shares sold	900
Securities lending income	15
Total assets	13,865,605

Liabilities:
Segregated cash due to broker	60,000
Payable for:
Return of securities lending collateral	53,198
Securities purchased	30,750
Management fees	9,970
Transfer agent fees	5,239
Distribution and service fees	2,947
Swap settlement	1,624
Fund shares redeemed	1,403
Portfolio accounting and administration fees	592
Trustees’ fees*	119
Miscellaneous	10,927
Total liabilities	176,769
Net assets	$13,688,836

Net assets consist of:
Paid in capital	$11,595,049
Total distributable earnings (loss)	2,093,787
Net assets	$13,688,836
Class A:
Net assets	$4,014,036
Capital shares outstanding	30,692
Net asset value per share	$130.78
Maximum offering price per share (Net asset value divided by 95.25%)	$137.30
Class C:
Net assets	$205,676
Capital shares outstanding	1,950
Net asset value per share	$105.47
Class H:
Net assets	$9,469,124
Capital shares outstanding	72,071
Net asset value per share	$131.39

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends from securities of unaffiliated issuers	$135,789
Dividends from securities of affiliated issuers	60,617
Interest	102,621
Income from securities lending, net	590
Total investment income	299,617

Expenses:
Management fees	103,753
Distribution and service fees:
Class A	8,371
Class C	1,890
Class H	19,976
Transfer agent fees	25,238
Portfolio accounting and administration fees	17,574
Registration fees	10,462
Professional fees	5,710
Interest expense	4,883
Trustees’ fees*	1,843
Custodian fees	1,754
Line of credit fees	43
Miscellaneous	5,585
Total expenses	207,082
Less:
Expenses reimbursed by Adviser	(9,766)
Expenses waived by Adviser	(2,173)
Total waived/reimbursed expenses	(11,939)
Net expenses	195,143
Net investment income	104,474

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(49,263)
Swap agreements	1,453,947
Futures contracts	242,294
Net realized gain	1,646,978
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,852,684
Investments in affiliated issuers	21,589
Swap agreements	(16,611)
Futures contracts	53,273
Net change in unrealized appreciation (depreciation)	1,910,935
Net realized and unrealized gain	3,557,913
Net increase in net assets resulting from operations	$3,662,387

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$104,474	$44,699
Net realized gain (loss) on investments	1,646,978	(2,167,742)
Net change in unrealized appreciation (depreciation) on investments	1,910,935	71,279
Net increase (decrease) in net assets resulting from operations	3,662,387	(2,051,764)

Distributions to shareholders:
Class A	(12,601)	—
Class C	(1,279)	—
Class H	(30,819)	—
Total distributions to shareholders	(44,699)	—

Capital share transactions:
Proceeds from sale of shares
Class A	1,023,710	1,273,678
Class C	199,913	3,775
Class H	23,963,867	30,349,399
Distributions reinvested
Class A	12,590	—
Class C	1,278	—
Class H	30,338	—
Cost of shares redeemed
Class A	(1,680,856)	(1,038,553)
Class C	(160,513)	(88,795)
Class H	(24,085,146)	(32,255,891)
Net decrease from capital share transactions	(694,819)	(1,756,387)
Net increase (decrease) in net assets	2,922,869	(3,808,151)

Net assets:
Beginning of year	10,765,967	14,574,118
End of year	$13,688,836	$10,765,967

Capital share activity:
Shares sold
Class A	10,264	13,383
Class C	2,417	46
Class H	230,583	301,824
Shares issued from reinvestment of distributions
Class A	119	—
Class C	15	—
Class H	285	—
Shares redeemed
Class A	(16,724)	(11,115)
Class C	(1,864)	(1,100)
Class H	(227,051)	(322,539)
Net decrease in shares	(1,956)	(19,501)

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$100.88	$115.54	$131.92	$56.02	$89.82
Income (loss) from investment operations:
Net investment income (loss)[a]	0.96	.41	(.72)	(.68)	.37
Net gain (loss) on investments (realized and unrealized)	29.35	(15.07)	6.46	77.00	(33.98)
Total from investment operations	30.31	(14.66)	5.74	76.32	(33.61)
Less distributions from:
Net investment income	(.41)	—	—	(.42)	(.19)
Net realized gains	—	—	(22.12)	—	—
Total distributions	(.41)	—	(22.12)	(.42)	(.19)
Net asset value, end of period	$130.78	$100.88	$115.54	$131.92	$56.02

Total Return[b]	30.15%	(12.69%)	3.49%	136.41%	(37.52%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,014	$3,736	$4,017	$4,337	$1,950
Ratios to average net assets:
Net investment income (loss)	0.90%	0.41%	(0.54%)	(0.75%)	0.40%
Total expenses[c]	1.78%	1.70%	1.66%	1.75%	1.77%
Net expenses[d]	1.68%	1.65%	1.65%	1.72%	1.72%
Portfolio turnover rate	57%	44%	159%	501%	617%

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$82.02	$94.68	$112.55	$48.18	$77.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	(.34)	(1.48)	(1.12)	(.27)
Net gain (loss) on investments (realized and unrealized)	23.71	(12.32)	5.73	65.91	(29.22)
Total from investment operations	23.86	(12.66)	4.25	64.79	(29.49)
Less distributions from:
Net investment income	(.41)	—	—	(.42)	(.19)
Net realized gains	—	—	(22.12)	—	—
Total distributions	(.41)	—	(22.12)	(.42)	(.19)
Net asset value, end of period	$105.47	$82.02	$94.68	$112.55	$48.18

Total Return[b]	29.20%	(13.37%)	2.71%	134.67%	(37.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$206	$113	$231	$653	$1,933
Ratios to average net assets:
Net investment income (loss)	0.17%	(0.42%)	(1.31%)	(1.59%)	(0.34%)
Total expenses[c]	2.54%	2.45%	2.41%	2.52%	2.52%
Net expenses[d]	2.44%	2.40%	2.39%	2.50%	2.47%
Portfolio turnover rate	57%	44%	159%	501%	617%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$101.34	$116.07	$132.43	$56.24	$90.18
Income (loss) from investment operations:
Net investment income (loss)[a]	.98	.36	(.76)	(.60)	.27
Net gain (loss) on investments (realized and unrealized)	29.48	(15.09)	6.52	77.21	(34.02)
Total from investment operations	30.46	(14.73)	5.76	76.61	(33.75)
Less distributions from:
Net investment income	(.41)	—	—	(.42)	(.19)
Net realized gains	—	—	(22.12)	—	—
Total distributions	(.41)	—	(22.12)	(.42)	(.19)
Net asset value, end of period	$131.39	$101.34	$116.07	$132.43	$56.24

Total Return	30.16%	(12.69%)	3.49%	136.39%	(37.52%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,469	$6,917	$10,327	$12,089	$4,054
Ratios to average net assets:
Net investment income (loss)	0.92%	0.36%	(0.57%)	(0.64%)	0.28%
Total expenses[c]	1.79%	1.70%	1.66%	1.74%	1.79%
Net expenses[d]	1.68%	1.65%	1.65%	1.72%	1.77%
Portfolio turnover rate	57%	44%	159%	501%	617%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Inverse Mid-Cap Strategy Fund maintained a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index. The Fund Class H returned -13.30%, while the S&P MidCap 400 Index returned 23.33% over the same period.

The sectors that contributed the most to the return of the underlying index for the Reporting Period were Industrials, Consumer Discretionary, and Financials. The only sectors that detracted were Communication Services and Utilities.

The holdings that contributed the most to the return of the underlying index for the Reporting Period were Super Micro Computer, Inc., Deckers Outdoor Corp., and Williams-Sonoma, Inc. Those that detracted the most were Wolfspeed, Inc., Iridium Communications, Inc., and Lattice Semiconductor Corp.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns” on page 6.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 81

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Inception Dates:
Class A	March 31, 2004
Class C	February 20, 2004
Class H	February 20, 2004

Cumulative Fund Performance*

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund II	8.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	8.1%
Total	16.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	(13.31%)	(13.70%)	(11.53%)
Class A Shares with sales charge†	(17.43%)	(14.54%)	(11.96%)
Class C Shares	(12.73%)**	(13.95%)	(11.98%)
Class C Shares with CDSC‡	(13.53%)	(13.95%)	(11.98%)
Class H Shares	(13.30%)	(13.70%)	(11.50%)
S&P MidCap 400 Index	23.33%	11.71%	9.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Class A shares and Class H shares only; performance for Class C shares will vary due to the differences in fee structures.

**	Certain class-specific fees were not charged to Class C shares due to low average daily net assets and shares outstanding in Class C.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

82 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
INVERSE MID-CAP STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 16.9%
Guggenheim Strategy Fund II1	2,020	$49,692
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	4,630	45,884
Total Mutual Funds
(Cost $95,671)		95,576

	Face Amount
REPURCHASE AGREEMENTS††,2 - 81.5%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24[3]	$265,637	265,637
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24[3]	102,168	102,168
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24[3]	92,606	92,606
Total Repurchase Agreements
(Cost $460,411)		460,411

Total Investments - 98.4%
(Cost $556,082)		$555,987
Other Assets & Liabilities, net - 1.6%		8,784
Total Net Assets - 100.0%		$564,771

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	S&P MidCap 400 Index	Receive	5.38% (Federal Funds Rate + 0.05%)	At Maturity	06/26/24	28	$85,599	$(1,875)
Goldman Sachs International	S&P MidCap 400 Index	Receive	5.28% (Federal Funds Rate - 0.05%)	At Maturity	06/26/24	40	122,341	(2,681)
Barclays Bank plc	S&P MidCap 400 Index	Receive	5.58% (SOFR + 0.25%)	At Maturity	06/25/24	117	357,824	(8,674)
							$565,764	$(13,230)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2024.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$95,576	$—	$—	$95,576
Repurchase Agreements	—	460,411	—	460,411
Total Assets	$95,576	$460,411	$—	$555,987

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$13,230	$—	$13,230

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Guggenheim Strategy Funds”), each of which are open-end management investment companies managed by GI. The Guggenheim Strategy Funds, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Guggenheim Strategy Funds pay no investment management fees. The Guggenheim Strategy Funds’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$48,904	$—	$—	$—	$788	$49,692	2,020	$2,740
Guggenheim Ultra Short Duration Fund — Institutional Class	44,958	—	—	—	926	45,884	4,630	2,466
	$93,862	$—	$—	$—	$1,714	$95,576		$5,206

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments in affiliated issuers, at value (cost $95,671)	$95,576
Repurchase agreements, at value (cost $460,411)	460,411
Segregated cash with broker	28,000
Receivables:
Fund shares sold	25,332
Dividends	434
Interest	272
Total assets	610,025

Liabilities:
Unrealized depreciation on OTC swap agreements	13,230
Payable for:
Fund shares redeemed	30,166
Swap settlement	501
Management fees	360
Transfer agent fees	206
Distribution and service fees	103
Portfolio accounting and administration fees	22
Trustees’ fees*	8
Miscellaneous	658
Total liabilities	45,254
Net assets	$564,771

Net assets consist of:
Paid in capital	$6,852,314
Total distributable earnings (loss)	(6,287,543)
Net assets	$564,771
Class A:
Net assets	$48,371
Capital shares outstanding	1,010
Net asset value per share	$47.91
Maximum offering price per share (Net asset value divided by 95.25%)	$50.30
Class C:
Net assets	$112
Capital shares outstanding	2
Net asset value per share	$41.44
Class H:
Net assets	$516,288
Capital shares outstanding	10,766
Net asset value per share	$47.96

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends from securities of affiliated issuers	$5,206
Interest	105,387
Total investment income	110,593

Expenses:
Management fees	19,211
Distribution and service fees:
Class A	140
Class H	5,196
Transfer agent fees	4,534
Portfolio accounting and administration fees	3,254
Registration fees	2,221
Professional fees	662
Trustees’ fees*	434
Custodian fees	297
Interest expense	2
Miscellaneous	626
Total expenses	36,577
Less:
Expenses reimbursed by Adviser	(1,489)
Expenses waived by Adviser	(113)
Total waived/reimbursed expenses	(1,602)
Net expenses	34,975
Net investment income	75,618

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(219,383)
Net realized loss	(219,383)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	4
Investments in affiliated issuers	1,714
Swap agreements	70,781
Net change in unrealized appreciation (depreciation)	72,499
Net realized and unrealized loss	(146,884)
Net decrease in net assets resulting from operations	$(71,266)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$75,618	$15,793
Net realized loss on investments	(219,383)	(262,402)
Net change in unrealized appreciation (depreciation) on investments	72,499	(79,499)
Net decrease in net assets resulting from operations	(71,266)	(326,108)

Distributions to shareholders:
Class A	(3,819)	—
Class C	(10)	—
Class H	(52,183)	—
Total distributions to shareholders	(56,012)	—

Capital share transactions:
Proceeds from sale of shares
Class A	87,472	28,054
Class C	—	34,650
Class H	5,523,737	12,682,143
Distributions reinvested
Class A	3,804	—
Class C	10	—
Class H	52,182	—
Cost of shares redeemed
Class A	(89,458)	(32,440)
Class C	—	(32,762)
Class H	(7,533,294)	(10,058,036)
Net increase (decrease) from capital share transactions	(1,955,547)	2,621,609
Net increase (decrease) in net assets	(2,082,825)	2,295,501

Net assets:
Beginning of year	2,647,596	352,095
End of year	$564,771	$2,647,596

Capital share activity:
Shares sold
Class A	1,433	461
Class C	—	581
Class H	98,363	206,583
Shares issued from reinvestment of distributions
Class A	70	—
Class C	—	—
Class H	960	—
Shares redeemed
Class A	(1,477)	(537)
Class C	—	(581)
Class H	(132,116)	(168,074)
Net increase (decrease) in shares	(32,767)	38,433

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[i]
Per Share Data
Net asset value, beginning of period	$59.40	$57.57	$63.60	$127.90	$109.10
Income (loss) from investment operations:
Net investment income (loss)[a]	2.02	.90	(.75)	(.45)	.75
Net gain (loss) on investments (realized and unrealized)	(9.45)	.93 [e]	(5.28)	(63.36)	18.85 [e]
Total from investment operations	(7.43)	1.83	(6.03)	(63.81)	19.60
Less distributions from:
Net investment income	(4.06)	—	—	(.49)	(.80)
Total distributions	(4.06)	—	—	(.49)	(.80)
Net asset value, end of period	$47.91	$59.40	$57.57	$63.60	$127.90

Total Return[b]	(13.31%)	3.18%	(9.48%)	(49.94%)	18.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48	$58	$61	$100	$60
Ratios to average net assets:
Net investment income (loss)	3.52%	1.48%	(1.25%)	(1.29%)	0.68%
Total expenses[c]	1.73%	1.66%	1.66%	1.76%	1.77%
Net expenses[d]	1.64%	1.61%	1.63%	1.73%	1.70%
Portfolio turnover rate	—	—	24%	42%	—

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[i]
Per Share Data
Net asset value, beginning of period	$51.61	$50.06	$55.65	$112.07	$97.04
Income (loss) from investment operations:
Net investment income (loss)[a]	1.67	(.54)	(1.10)	(.83)	— [f]
Net gain (loss) on investments (realized and unrealized)	(7.78)	2.09 [e]	(4.49)	(55.10)	15.83 [e]
Total from investment operations	(6.11)	1.55	(5.59)	(55.93)	15.83
Less distributions from:
Net investment income	(4.06)	—	—	(.49)	(.80)
Total distributions	(4.06)	—	—	(.49)	(.80)
Net asset value, end of period	$41.44	$51.61	$50.06	$55.65	$112.07

Total Return[b]	(12.73%)	3.10%	(10.04%)	(50.08%)	16.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$— [g]	$— [g]	$— [g]	$3	$— [g]
Ratios to average net assets:
Net investment income (loss)	3.97%	(0.94%)	(2.11%)	(1.95%)	0.00%[h]
Total expenses[c]	1.59%	2.39%	2.39%	2.49%	2.63%
Net expenses	1.59%	2.39%	2.39%	2.46%	2.63%
Portfolio turnover rate	—	—	24%	42%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[i]
Per Share Data
Net asset value, beginning of period	$59.44	$57.62	$63.65	$128.00	$109.20
Income (loss) from investment operations:
Net investment income (loss)[a]	2.08	.81	(.84)	(.42)	.70
Net gain (loss) on investments (realized and unrealized)	(9.50)	1.01 [e]	(5.19)	(63.44)	18.90 [e]
Total from investment operations	(7.42)	1.82	(6.03)	(63.86)	19.60
Less distributions from:
Net investment income	(4.06)	—	—	(.49)	(.80)
Total distributions	(4.06)	—	—	(.49)	(.80)
Net asset value, end of period	$47.96	$59.44	$57.62	$63.65	$128.00

Total Return	(13.30%)	3.16%	(9.47%)	(49.94%)	18.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$516	$2,589	$291	$779	$1,488
Ratios to average net assets:
Net investment income (loss)	3.54%	1.32%	(1.40%)	(1.38%)	0.65%
Total expenses[c]	1.71%	1.71%	1.66%	1.77%	1.78%
Net expenses[d]	1.64%	1.67%	1.64%	1.75%	1.70%
Portfolio turnover rate	—	—	24%	42%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[f]	Less than $0.01 per share.
[g]	Less than $1,000 in Net Assets.
[h]	Less than 0.01%
[i]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis The Fund’s current benchmark is 150% of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Russell 2000 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. The Fund H Class returned 24.07%, while the Russell 2000 Index returned 19.71% over the same time period.

The sectors that contributed the most to the return of the underlying index were Industrials, Information Technology, and Financials. The only sectors that detracted were Utilities and Communication Services.

The holdings that contributed the most to the return of the underlying index were Super Micro Computer, Inc., MicroStrategy, Inc. – Class A, and ImmunoGen, Inc. Those that detracted the most were Fox Factory Holding Corp., Revance Therapeutics, Inc., and Arcadium Lithium Plc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns” on page 6.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 89

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Inception Dates:
Class A	March 31, 2004
Class C	January 23, 2001
Class H	November 1, 2000

Cumulative Fund Performance*

Ten Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund II	8.9%
Guggenheim Ultra Short Duration Fund — Institutional Class	7.8%
Super Micro Computer, Inc.	1.1%
MicroStrategy, Inc. — Class A	0.5%
Comfort Systems USA, Inc.	0.2%
elf Beauty, Inc.	0.2%
Light & Wonder, Inc. — Class A	0.2%
Carvana Co.	0.2%
Onto Innovation, Inc.	0.2%
Simpson Manufacturing Company, Inc.	0.2%
Top Ten Total	19.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	24.07%	6.48%	6.94%
Class A Shares with sales charge†	18.18%	5.45%	6.42%
Class C Shares	23.13%	5.68%	6.14%
Class C Shares with CDSC‡	22.13%	5.68%	6.14%
Class H Shares	24.07%	6.47%	6.92%
Russell 2000 Index	19.71%	8.10%	9.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Class A shares and Class H shares only; performance for Class C shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

90 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 56.5%

Consumer, Non-cyclical - 13.1%
elf Beauty, Inc.*	81	$15,878
Viking Therapeutics, Inc.*	154	12,628
API Group Corp.*	315	12,370
BellRing Brands, Inc.*	199	11,747
Vaxcyte, Inc.*	159	10,861
HealthEquity, Inc.*	127	10,367
Ensign Group, Inc.	82	10,202
Cytokinetics, Inc.*	143	10,026
Sprouts Farmers Market, Inc.*	154	9,930
Intra-Cellular Therapies, Inc.*	141	9,757
Blueprint Medicines Corp.*	91	8,632
Option Care Health, Inc.*	253	8,486
Halozyme Therapeutics, Inc.*	195	7,933
Marathon Digital Holdings, Inc.*	338	7,632
StoneCo Ltd. — Class A*	438	7,275
Herc Holdings, Inc.	43	7,237
REVOLUTION Medicines, Inc.*	210	6,768
Alkermes plc*	249	6,740
Glaukos Corp.*	70	6,600
Merit Medical Systems, Inc.*	85	6,439
Lantheus Holdings, Inc.*	103	6,411
Haemonetics Corp.*	75	6,401
TriNet Group, Inc.	48	6,360
Alight, Inc. — Class A*	629	6,196
Brink’s Co.	67	6,189
Cleanspark, Inc.*	291	6,172
Lancaster Colony Corp.	29	6,021
Coca-Cola Consolidated, Inc.	7	5,925
Insperity, Inc.	54	5,919
Madrigal Pharmaceuticals, Inc.*	22	5,875
Krystal Biotech, Inc.*	33	5,872
Integer Holdings Corp.*	50	5,834
Insmed, Inc.*	210	5,697
Biohaven Ltd.*	104	5,688
CBIZ, Inc.*	72	5,652
Prestige Consumer Healthcare, Inc.*	76	5,515
iRhythm Technologies, Inc.*	47	5,452
Bridgebio Pharma, Inc.*	176	5,442
Alarm.com Holdings, Inc.*	73	5,290
Axonics, Inc.*	76	5,242
Korn Ferry	79	5,195
Neogen Corp.*	328	5,176
Iovance Biotherapeutics, Inc.*	345	5,113
WD-40 Co.	20	5,066
Arrowhead Pharmaceuticals, Inc.*	177	5,062
SpringWorks Therapeutics, Inc.*	102	5,020
Amicus Therapeutics, Inc.*	421	4,959
Select Medical Holdings Corp.	157	4,734
Simply Good Foods Co.*	137	4,662
LivaNova plc*	83	4,643
Progyny, Inc.*	121	4,616
Crinetics Pharmaceuticals, Inc.*	97	4,541
Cerevel Therapeutics Holdings, Inc.*	106	4,481
Ideaya Biosciences, Inc.*	99	4,344
RadNet, Inc.*	89	4,331
Primo Water Corp.	236	4,298
ABM Industries, Inc.	95	4,239
Marqeta, Inc. — Class A*	711	4,238
Axsome Therapeutics, Inc.*	53	4,229
ICF International, Inc.	28	4,218
Helen of Troy Ltd.*	36	4,149
Apogee Therapeutics, Inc.*	62	4,120
Stride, Inc.*	65	4,098
Remitly Global, Inc.*	197	4,086
Arcellx, Inc.*	58	4,034
Flywire Corp.*	161	3,994
EVERTEC, Inc.	100	3,990
Celldex Therapeutics, Inc.*	94	3,945
Inter Parfums, Inc.	28	3,934
Graham Holdings Co. — Class B	5	3,838
Inari Medical, Inc.*	80	3,838
Vericel Corp.*	73	3,797
Intellia Therapeutics, Inc.*	136	3,741
Beam Therapeutics, Inc.*	112	3,700
Denali Therapeutics, Inc.*	180	3,694
CONMED Corp.	46	3,684
Cal-Maine Foods, Inc.	62	3,649
AMN Healthcare Services, Inc.*	58	3,626
TransMedics Group, Inc.*	48	3,549
Strategic Education, Inc.	34	3,540
Riot Platforms, Inc.*	289	3,537
Oscar Health, Inc. — Class A*	236	3,509
Guardant Health, Inc.*	170	3,507
Patterson Companies, Inc.	126	3,484
ACADIA Pharmaceuticals, Inc.*	187	3,458
Surgery Partners, Inc.*	115	3,430
Rhythm Pharmaceuticals, Inc.*	79	3,423
CorVel Corp.*	13	3,419
LiveRamp Holdings, Inc.*	99	3,416
J & J Snack Foods Corp.	23	3,325
PTC Therapeutics, Inc.*	110	3,200
TG Therapeutics, Inc.*	209	3,179
Owens & Minor, Inc.*	114	3,159
Corcept Therapeutics, Inc.*	123	3,098
Arvinas, Inc.*	75	3,096
Adtalem Global Education, Inc.*	60	3,084
NeoGenomics, Inc.*	194	3,050
Twist Bioscience Corp.*	88	3,019
PROCEPT BioRobotics Corp.*	61	3,015
Nuvalent, Inc. — Class A*	40	3,004
TreeHouse Foods, Inc.*	77	2,999
Laureate Education, Inc. — Class A	201	2,929
Edgewell Personal Care Co.	75	2,898
Central Garden & Pet Co. — Class A*	78	2,880
Upbound Group, Inc.	81	2,852
STAAR Surgical Co.*	74	2,833
Syndax Pharmaceuticals, Inc.*	119	2,832
Andersons, Inc.	49	2,811
Coursera, Inc.*	200	2,804
Avidity Biosciences, Inc.*	109	2,782

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
UFP Technologies, Inc.*	11	$2,774
Astrana Health, Inc.*	66	2,771
CoreCivic, Inc.*	175	2,732
Huron Consulting Group, Inc.*	28	2,705
Legalzoom.com, Inc.*	202	2,695
Immunovant, Inc.*	83	2,682
Catalyst Pharmaceuticals, Inc.*	168	2,678
Myriad Genetics, Inc.*	124	2,644
Vera Therapeutics, Inc.*	60	2,587
Keros Therapeutics, Inc.*	39	2,582
Inmode Ltd.*	119	2,572
Rocket Pharmaceuticals, Inc.*	95	2,559
Supernus Pharmaceuticals, Inc.*	75	2,558
GEO Group, Inc.*	181	2,556
Dyne Therapeutics, Inc.*	89	2,527
Agios Pharmaceuticals, Inc.*	86	2,515
Amphastar Pharmaceuticals, Inc.*	57	2,503
Protagonist Therapeutics, Inc.*	86	2,488
US Physical Therapy, Inc.	22	2,483
Veracyte, Inc.*	112	2,482
Addus HomeCare Corp.*	24	2,480
Cimpress plc*	28	2,478
Geron Corp.*	749	2,472
Dynavax Technologies Corp.*	199	2,470
Vector Group Ltd.	221	2,422
Ardelyx, Inc.*	326	2,380
Kymera Therapeutics, Inc.*	59	2,372
Akero Therapeutics, Inc.*	93	2,349
PROG Holdings, Inc.	67	2,307
Alpine Immune Sciences, Inc.*	58	2,299
Kura Oncology, Inc.*	106	2,261
AtriCure, Inc.*,1	72	2,190
ADMA Biologics, Inc.*	322	2,125
RxSight, Inc.*	41	2,115
John Wiley & Sons, Inc. — Class A	55	2,097
Recursion Pharmaceuticals, Inc. — Class A*,1	210	2,094
MGP Ingredients, Inc.	24	2,067
Krispy Kreme, Inc.	135	2,057
Utz Brands, Inc.	111	2,047
Pacira BioSciences, Inc.*	70	2,045
Chefs’ Warehouse, Inc.*	54	2,034
Omnicell, Inc.*	69	2,017
LeMaitre Vascular, Inc.	30	1,991
Kforce, Inc.	28	1,975
Xencor, Inc.*	89	1,970
Payoneer Global, Inc.*	405	1,968
Alphatec Holdings, Inc.*	140	1,931
Quanex Building Products Corp.	50	1,922
Universal Corp.	37	1,914
Collegium Pharmaceutical, Inc.*	49	1,902
Ligand Pharmaceuticals, Inc. — Class B*	26	1,901
Ironwood Pharmaceuticals, Inc. — Class A*	213	1,855
Brookdale Senior Living, Inc. — Class A*	280	1,851
Morphic Holding, Inc.*	52	1,830
Inhibrx, Inc.*	52	1,818
National Healthcare Corp.	19	1,796
MannKind Corp.*	393	1,780
4D Molecular Therapeutics, Inc.*	55	1,752
Perdoceo Education Corp.	98	1,721
Harmony Biosciences Holdings, Inc.*	51	1,713
National Beverage Corp.*	36	1,709
Weis Markets, Inc.	26	1,674
AdaptHealth Corp.*	144	1,657
Arlo Technologies, Inc.*	131	1,657
Ingles Markets, Inc. — Class A	21	1,610
Tarsus Pharmaceuticals, Inc.*	44	1,599
Edgewise Therapeutics, Inc.*	87	1,587
Ocular Therapeutix, Inc.*	174	1,583
SP Plus Corp.*	30	1,567
Prothena Corporation plc*	63	1,561
Day One Biopharmaceuticals, Inc.*	94	1,553
Sage Therapeutics, Inc.*	82	1,537
CG oncology, Inc.*	35	1,536
Arcus Biosciences, Inc.*	81	1,529
Herbalife Ltd.*	152	1,528
ANI Pharmaceuticals, Inc.*	22	1,521
CRA International, Inc.	10	1,496
Scholar Rock Holding Corp.*	84	1,492
John B Sanfilippo & Son, Inc.	14	1,483
Monro, Inc.	47	1,482
BioCryst Pharmaceuticals, Inc.*	289	1,468
Udemy, Inc.*	132	1,449
Pacific Biosciences of California, Inc.*	386	1,448
Healthcare Services Group, Inc.*	115	1,435
Sana Biotechnology, Inc.*	142	1,420
Avanos Medical, Inc.*	71	1,414
Matthews International Corp. — Class A	45	1,399
Vita Coco Company, Inc.*	57	1,393
Zentalis Pharmaceuticals, Inc.*	88	1,387
89bio, Inc.*	119	1,385
Deluxe Corp.	67	1,380
Repay Holdings Corp.*	125	1,375
Fresh Del Monte Produce, Inc.	53	1,373
Innoviva, Inc.*	90	1,372
MacroGenics, Inc.*	93	1,369
First Advantage Corp.	84	1,362
Transcat, Inc.*	12	1,337
MiMedx Group, Inc.*	173	1,332
Verve Therapeutics, Inc.*	99	1,315
Dole plc	110	1,312
Chegg, Inc.*	173	1,310
Vir Biotechnology, Inc.*	129	1,307
REGENXBIO, Inc.*	62	1,306
Pliant Therapeutics, Inc.*	87	1,296
Pediatrix Medical Group, Inc.*	129	1,294
Deciphera Pharmaceuticals, Inc.*	81	1,274
Quanterix Corp.*	54	1,272
Artivion, Inc.*	60	1,270
Barrett Business Services, Inc.	10	1,267
Cytek Biosciences, Inc.*	186	1,248

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
B&G Foods, Inc.	109	$1,247
Cassava Sciences, Inc.*	61	1,238
Viad Corp.*	31	1,224
Sabre Corp.*	498	1,205
Kelly Services, Inc. — Class A	48	1,202
ZipRecruiter, Inc. — Class A*	103	1,183
Arcturus Therapeutics Holdings, Inc.*	35	1,182
Embecta Corp.	89	1,181
Arcutis Biotherapeutics, Inc.*	119	1,179
EyePoint Pharmaceuticals, Inc.*	56	1,158
Relay Therapeutics, Inc.*	138	1,145
Viridian Therapeutics, Inc.*	65	1,138
Amneal Pharmaceuticals, Inc.*	187	1,133
Vital Farms, Inc.*	47	1,093
Varex Imaging Corp.*	60	1,086
Silk Road Medical, Inc.*	59	1,081
Hain Celestial Group, Inc.*	137	1,077
Liquidia Corp.*	73	1,077
Accolade, Inc.*	102	1,069
Nurix Therapeutics, Inc.*	72	1,058
Astria Therapeutics, Inc.*	75	1,056
SpartanNash Co.	52	1,051
Heidrick & Struggles International, Inc.	31	1,043
Aurinia Pharmaceuticals, Inc.*	208	1,042
Janux Therapeutics, Inc.*	27	1,017
LifeStance Health Group, Inc.*	164	1,012
Cass Information Systems, Inc.	21	1,012
United Natural Foods, Inc.*	88	1,011
Cross Country Healthcare, Inc.*	54	1,011
BioLife Solutions, Inc.*	53	983
SunOpta, Inc.*	140	962
Fate Therapeutics, Inc.*	131	962
Kiniksa Pharmaceuticals Ltd. — Class A*	48	947
Mirum Pharmaceuticals, Inc.*	37	929
Atrion Corp.	2	927
Y-mAbs Therapeutics, Inc.*	57	927
Hackett Group, Inc.	38	923
ImmunityBio, Inc.*,1	171	918
Treace Medical Concepts, Inc.*	69	900
Editas Medicine, Inc.*	121	898
Enhabit, Inc.*	77	897
Evolus, Inc.*	64	896
BrightSpring Health Services, Inc.*	81	880
Mission Produce, Inc.*	74	878
USANA Health Sciences, Inc.*	18	873
National Research Corp. — Class A	22	871
SI-BONE, Inc.*	53	868
Castle Biosciences, Inc.*	39	864
Travere Therapeutics, Inc.*	112	864
Zymeworks, Inc.*	82	863
CareDx, Inc.*	80	847
Pennant Group, Inc.*	43	844
Paragon 28, Inc.*	68	840
ORIC Pharmaceuticals, Inc.*	61	839
Longboard Pharmaceuticals, Inc.*	38	821
Ennis, Inc.	40	820
Nuvation Bio, Inc.*	224	815
Disc Medicine, Inc.*	13	809
I3 Verticals, Inc. — Class A*	35	801
Cogent Biosciences, Inc.*	119	800
Universal Technical Institute, Inc.*	50	797
ACCO Brands Corp.	142	797
Nevro Corp.*	55	794
V2X, Inc.*	17	794
Turning Point Brands, Inc.	27	791
Paysafe Ltd.*	50	790
Orthofix Medical, Inc.*	54	784
OmniAb, Inc.*	143	775
Altimmune, Inc.*	76	774
PetIQ, Inc.*	42	768
BrightView Holdings, Inc.*	64	762
Beyond Meat, Inc.*	91	753
Calavo Growers, Inc.	27	751
Cabaletta Bio, Inc.*	44	751
Franklin Covey Co.*	19	746
Summit Therapeutics, Inc.*	179	741
ACELYRIN, Inc.*	109	736
Annexon, Inc.*	102	731
OPKO Health, Inc.*,1	607	728
Cargo Therapeutics, Inc.*	32	714
Mersana Therapeutics, Inc.*	158	708
Nano-X Imaging Ltd.*,1	72	703
OrthoPediatrics Corp.*	24	700
Theravance Biopharma, Inc.*	78	700
Marinus Pharmaceuticals, Inc.*	76	687
Community Health Systems, Inc.*	194	679
European Wax Center, Inc. — Class A*	52	675
Fulgent Genetics, Inc.*	31	673
OraSure Technologies, Inc.*	109	670
Green Dot Corp. — Class A*	71	662
Zimvie, Inc.*	40	660
Sterling Check Corp.*	41	659
Resources Connection, Inc.	50	658
Savara, Inc.*	132	657
Medifast, Inc.	17	651
Surmodics, Inc.*	22	646
Central Garden & Pet Co.*	15	642
Novavax, Inc.*,1	134	641
Avid Bioservices, Inc.*	95	636
Enliven Therapeutics, Inc.*	36	633
Duckhorn Portfolio, Inc.*	68	633
AnaptysBio, Inc.*	28	631
Revance Therapeutics, Inc.*	128	630
Avita Medical, Inc.*	39	625
Cullinan Oncology, Inc.*	36	613
SIGA Technologies, Inc.	71	608
Lyell Immunopharma, Inc.*	266	593
TrueBlue, Inc.*	47	588
Alector, Inc.*	97	584
Harrow, Inc.*,1	44	582
Stoke Therapeutics, Inc.*	43	580
Tactile Systems Technology, Inc.*	35	569

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Allogene Therapeutics, Inc.*	127	$568
Adaptive Biotechnologies Corp.*	175	562
Celcuity, Inc.*	26	562
MaxCyte, Inc.*	134	561
Beauty Health Co.*	126	560
Anika Therapeutics, Inc.*	22	559
WaVe Life Sciences Ltd.*	90	555
Willdan Group, Inc.*	19	551
HilleVax, Inc.*	33	549
Anavex Life Sciences Corp.*,1	107	545
Enanta Pharmaceuticals, Inc.*	31	541
Carriage Services, Inc. — Class A	20	541
Tango Therapeutics, Inc.*	68	540
Terawulf, Inc.*	204	537
Distribution Solutions Group, Inc.*	15	532
iRadimed Corp.	12	528
Sutro Biopharma, Inc.*	93	525
Target Hospitality Corp.*	48	522
Pulmonx Corp.*	56	519
iTeos Therapeutics, Inc.*	38	518
Cerus Corp.*	273	516
Limoneira Co.	26	509
Taro Pharmaceutical Industries Ltd.*	12	508
Nkarta, Inc.*	47	508
Replimune Group, Inc.*	62	507
Custom Truck One Source, Inc.*	87	506
Caribou Biosciences, Inc.*	98	504
Aerovate Therapeutics, Inc.*	17	503
Axogen, Inc.*	62	500
Arbutus Biopharma Corp.*	192	495
Tejon Ranch Co.*	32	493
Viemed Healthcare, Inc.*	52	490
DocGo, Inc.*	120	485
Atea Pharmaceuticals, Inc.*	118	477
Entrada Therapeutics, Inc.*	33	468
UroGen Pharma Ltd.*	31	465
Phathom Pharmaceuticals, Inc.*	43	457
Voyager Therapeutics, Inc.*	49	456
Agiliti, Inc.*	45	455
Seneca Foods Corp. — Class A*	8	455
Olema Pharmaceuticals, Inc.*	40	453
Xeris Biopharma Holdings, Inc.*	204	451
KalVista Pharmaceuticals, Inc.*	38	451
Biomea Fusion, Inc.*,1	30	448
ModivCare, Inc.*	19	446
Westrock Coffee Co.*	43	444
Heron Therapeutics, Inc.*	158	438
Nature’s Sunshine Products, Inc.*	21	436
Terns Pharmaceuticals, Inc.*	66	433
Alta Equipment Group, Inc.	33	427
Prime Medicine, Inc.*,1	60	420
2seventy bio, Inc.*	77	412
RAPT Therapeutics, Inc.*	45	404
Phibro Animal Health Corp. — Class A	31	401
Inozyme Pharma, Inc.*	52	398
Ventyx Biosciences, Inc.*	72	396
Rigel Pharmaceuticals, Inc.*	263	389
Forrester Research, Inc.*	18	388
ARS Pharmaceuticals, Inc.*	37	378
Village Super Market, Inc. — Class A	13	372
Lincoln Educational Services Corp.*	36	372
Zynex, Inc.*	30	371
ALX Oncology Holdings, Inc.*	33	368
Tenaya Therapeutics, Inc.*	70	366
Vanda Pharmaceuticals, Inc.*	87	358
Utah Medical Products, Inc.	5	356
Nathan’s Famous, Inc.	5	354
Accuray, Inc.*	143	353
Gritstone bio, Inc.*	135	347
Aaron’s Company, Inc.	46	345
Tyra Biosciences, Inc.*	21	344
Lexicon Pharmaceuticals, Inc.*	142	341
AngioDynamics, Inc.*	58	340
Aura Biosciences, Inc.*	43	338
Zevra Therapeutics, Inc.*	58	336
Poseida Therapeutics, Inc.*	104	332
Monte Rosa Therapeutics, Inc.*	47	331
Cipher Mining, Inc.*,1	64	330
FibroGen, Inc.*	139	327
CorMedix, Inc.*	77	327
Alico, Inc.	11	322
Omeros Corp.*,1	93	321
Coherus Biosciences, Inc.*	133	318
Neumora Therapeutics, Inc.*,1	23	316
Acacia Research Corp.*	59	314
Actinium Pharmaceuticals, Inc.*	40	313
CVRx, Inc.*	17	310
Organogenesis Holdings, Inc.*	108	307
Agenus, Inc.*	526	305
MeiraGTx Holdings plc*	50	303
American Well Corp. — Class A*	374	303
Performant Financial Corp.*	103	303
Precigen, Inc.*	208	302
Quantum-Si, Inc.*	153	301
Fennec Pharmaceuticals, Inc.*	27	300
Larimar Therapeutics, Inc.*	39	296
Lineage Cell Therapeutics, Inc.*	198	293
Humacyte, Inc.*	94	292
XOMA Corp.*	12	289
Joint Corp.*	22	287
Third Harmonic Bio, Inc.*	30	283
Inogen, Inc.*	35	282
Generation Bio Co.*	69	281
Ovid therapeutics, Inc.*	92	281
Compass Therapeutics, Inc.*	141	279
Waldencast plc — Class A*	42	273
Mineralys Therapeutics, Inc.*	21	271
Quipt Home Medical Corp.*	62	271
ArriVent Biopharma, Inc.*	15	268
Kodiak Sciences, Inc.*	50	263
Karyopharm Therapeutics, Inc.*	174	263
X4 Pharmaceuticals, Inc.*	189	263

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Erasca, Inc.*	125	$257
Harvard Bioscience, Inc.*	60	254
Natural Grocers by Vitamin Cottage, Inc.	14	253
Quad/Graphics, Inc.	47	250
BRC, Inc. — Class A*	58	248
ClearPoint Neuro, Inc.*	35	238
Merrimack Pharmaceuticals, Inc.*	16	236
Aldeyra Therapeutics, Inc.*	72	235
Lexeo Therapeutics, Inc.*	15	235
BioAtla, Inc.*	68	234
Semler Scientific, Inc.*	8	234
InfuSystem Holdings, Inc.*	27	231
Butterfly Network, Inc.*	213	230
Nautilus Biotechnology, Inc.*	77	226
SoundThinking, Inc.*	14	222
Information Services Group, Inc.	55	222
Sanara Medtech, Inc.*	6	222
Amylyx Pharmaceuticals, Inc.*	78	222
scPharmaceuticals, Inc.*	44	221
Trevi Therapeutics, Inc.*	64	221
PepGen, Inc.*	15	220
HF Foods Group, Inc.*	62	217
23andMe Holding Co. — Class A*	396	211
Bluebird Bio, Inc.*	164	210
Pulse Biosciences, Inc.*	24	209
Foghorn Therapeutics, Inc.*,1	31	208
Aveanna Healthcare Holdings, Inc.*	81	202
Design Therapeutics, Inc.*	50	201
Emergent BioSolutions, Inc.*	78	197
Verrica Pharmaceuticals, Inc.*	32	189
CompoSecure, Inc. — Class A*,1	25	181
Genelux Corp.*	28	180
Scilex Holding Co.*	113	180
Cadiz, Inc.*	62	180
IGM Biosciences, Inc.*	18	174
Citius Pharmaceuticals, Inc.*	190	171
PDS Biotechnology Corp.*	43	170
Seer, Inc.*	89	169
Ispire Technology, Inc.*,1	27	166
Optinose, Inc.*	112	164
Emerald Holding, Inc.*	24	163
WW International, Inc.*	83	154
Century Therapeutics, Inc.*	36	150
Sangamo Therapeutics, Inc.*	220	147
Akoya Biosciences, Inc.*	31	145
Vor BioPharma, Inc.*	58	137
Tela Bio, Inc.*	24	136
Omega Therapeutics, Inc.*	37	135
LENZ Therapeutics, Inc.	6	134
Aclaris Therapeutics, Inc.*	106	132
Assertio Holdings, Inc.*	137	131
Outlook Therapeutics, Inc.*	11	131
Innovage Holding Corp.*	29	129
Allakos, Inc.*	102	129
KORU Medical Systems, Inc.*	54	127
Protalix BioTherapeutics, Inc.*	97	122
Biote Corp. — Class A*	21	122
FiscalNote Holdings, Inc.*	91	121
Mural Oncology plc*	24	117
AirSculpt Technologies, Inc.*	19	117
Cartesian Therapeutics, Inc.*	179	116
Seres Therapeutics, Inc.*	149	115
ProKidney Corp.*	68	112
Adicet Bio, Inc.*	47	110
CPI Card Group, Inc.*	6	107
NGM Biopharmaceuticals, Inc.*	66	105
HireQuest, Inc.	8	104
Cue Biopharma, Inc.*	54	102
Atara Biotherapeutics, Inc.*	146	101
PMV Pharmaceuticals, Inc.*	59	100
Kezar Life Sciences, Inc.*	111	100
Immuneering Corp. — Class A*	34	98
Carisma Therapeutics, Inc.*,1	41	93
Acrivon Therapeutics, Inc.*	13	93
Priority Technology Holdings, Inc.*	28	92
Nuvectis Pharma, Inc.*	11	90
Rallybio Corp.*	47	87
Vigil Neuroscience, Inc.*	25	85
Bioxcel Therapeutics, Inc.*	30	85
Eagle Pharmaceuticals, Inc.*	16	84
MarketWise, Inc.	48	83
Forafric Global plc*	8	83
Prelude Therapeutics, Inc.*	17	81
Beyond Air, Inc.*	41	71
Cara Therapeutics, Inc.*	72	66
P3 Health Partners, Inc.*	61	63
Aadi Bioscience, Inc.*	25	58
Allovir, Inc.*	73	55
Benson Hill, Inc.*	265	53
Ikena Oncology, Inc.*	37	53
Ocean Biomedical, Inc.*	13	49
Bakkt Holdings, Inc.*,1	107	49
2U, Inc.*	122	48
Vaxxinity, Inc. — Class A*	66	47
Zevia PBC — Class A*	38	44
Eyenovia, Inc.*	45	44
Cutera, Inc.*	28	41
Orchestra BioMed Holdings, Inc.*	7	37
Zura Bio Ltd.*	13	33
Vicarious Surgical, Inc.*	107	32
Reneo Pharmaceuticals, Inc.*	17	28
Rent the Runway, Inc. — Class A*	73	25
Bright Green Corp.*	92	22
CareMax, Inc.*	4	19
ATI Physical Therapy, Inc.*	1	6
BioVie, Inc.*	6	3
Ligand Pharmaceuticals, Inc.*,††	24	—
Total Consumer, Non-cyclical		930,652

Financial - 11.6%
FTAI Aviation Ltd.	150	10,095
Ryman Hospitality Properties, Inc. REIT	87	10,058

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Selective Insurance Group, Inc.	91	$9,934
SouthState Corp.	115	9,778
Essent Group Ltd.	159	9,462
Terreno Realty Corp. REIT	127	8,433
Cadence Bank	274	7,946
Jackson Financial, Inc. — Class A	120	7,937
Radian Group, Inc.	232	7,765
Old National Bancorp	441	7,678
Mr Cooper Group, Inc.*	98	7,639
Kite Realty Group Trust REIT	327	7,089
Home BancShares, Inc.	287	7,052
United Bankshares, Inc.	197	7,051
Glacier Bancorp, Inc.	168	6,767
American Equity Investment Life Holding Co.*	117	6,578
First Financial Bankshares, Inc.	197	6,464
Phillips Edison & Company, Inc. REIT	177	6,349
Essential Properties Realty Trust, Inc. REIT	235	6,265
Hamilton Lane, Inc. — Class A	55	6,202
Hancock Whitney Corp.	131	6,031
UMB Financial Corp.	67	5,828
Moelis & Co. — Class A	101	5,734
PotlatchDeltic Corp. REIT	121	5,689
Macerich Co. REIT	330	5,686
Enstar Group Ltd.*	18	5,594
Independence Realty Trust, Inc. REIT	345	5,565
SL Green Realty Corp. REIT	97	5,348
Apple Hospitality REIT, Inc.	325	5,323
Sabra Health Care REIT, Inc.	354	5,229
ServisFirst Bancshares, Inc.	78	5,176
Valley National Bancorp	650	5,174
Piper Sandler Cos.	26	5,161
Blackstone Mortgage Trust, Inc. — Class A REIT[1]	259	5,157
Associated Banc-Corp.	228	4,904
Walker & Dunlop, Inc.	48	4,851
Ameris Bancorp	100	4,838
CNO Financial Group, Inc.	170	4,672
United Community Banks, Inc.	177	4,659
Tanger, Inc. REIT	157	4,636
International Bancshares Corp.	82	4,603
McGrath RentCorp	37	4,565
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	159	4,515
Broadstone Net Lease, Inc. REIT	288	4,513
Axos Financial, Inc.*	83	4,485
First BanCorp	252	4,420
CareTrust REIT, Inc.	181	4,411
Texas Capital Bancshares, Inc.*	71	4,370
Genworth Financial, Inc. — Class A*	679	4,366
Innovative Industrial Properties, Inc. REIT	42	4,349
Pagseguro Digital Ltd. — Class A*	304	4,341
SITE Centers Corp. REIT	291	4,263
Artisan Partners Asset Management, Inc. — Class A	93	4,257
BGC Group, Inc. — Class A	543	4,219
COPT Defense Properties REIT	173	4,181
WSFS Financial Corp.	91	4,108
National Health Investors, Inc. REIT	64	4,021
Cathay General Bancorp	106	4,010
Atlantic Union Bankshares Corp.	113	3,990
Community Bank System, Inc.	82	3,938
LXP Industrial Trust REIT	436	3,933
NMI Holdings, Inc. — Class A*	120	3,881
Fulton Financial Corp.	244	3,877
Outfront Media, Inc. REIT	226	3,795
Bank of Hawaii Corp.	60	3,743
Simmons First National Corp. — Class A	188	3,658
Arbor Realty Trust, Inc. REIT[1]	274	3,630
CVB Financial Corp.	203	3,622
PennyMac Financial Services, Inc.	39	3,552
Independent Bank Corp.	68	3,537
Pacific Premier Bancorp, Inc.	146	3,504
First Interstate BancSystem, Inc. — Class A	127	3,456
Sunstone Hotel Investors, Inc. REIT	310	3,453
Douglas Emmett, Inc. REIT	247	3,426
PJT Partners, Inc. — Class A	36	3,393
Eastern Bankshares, Inc.	238	3,280
Seacoast Banking Corporation of Florida	129	3,275
Four Corners Property Trust, Inc. REIT	133	3,255
First Financial Bancorp	145	3,251
BankUnited, Inc.	114	3,192
First Merchants Corp.	90	3,141
Palomar Holdings, Inc.*	37	3,102
Banc of California, Inc.	203	3,088
DiamondRock Hospitality Co. REIT	321	3,085
Cohen & Steers, Inc.	40	3,076
Urban Edge Properties REIT	177	3,057
TowneBank	108	3,030
St. Joe Co.	52	3,014
BancFirst Corp.	34	2,993
Park National Corp.	22	2,989
Upstart Holdings, Inc.*,1	111	2,985
WaFd, Inc.	102	2,961
StepStone Group, Inc. — Class A	82	2,931
Equity Commonwealth REIT*	155	2,926
StoneX Group, Inc.*	40	2,810
Bread Financial Holdings, Inc.	75	2,793
RLJ Lodging Trust REIT	235	2,778
Pebblebrook Hotel Trust REIT	180	2,774
Farmer Mac — Class C	14	2,756
Enova International, Inc.*	43	2,702
InvenTrust Properties Corp. REIT	105	2,700
Stewart Information Services Corp.	41	2,667
Renasant Corp.	85	2,662
Cushman & Wakefield plc*	254	2,657
WesBanco, Inc.	89	2,653
Bancorp, Inc.*	79	2,643
BRP Group, Inc. — Class A*	91	2,634
Triumph Financial, Inc.*	33	2,618
Trustmark Corp.	93	2,614
OFG Bancorp	70	2,577

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Independent Bank Group, Inc.	56	$2,556
NBT Bancorp, Inc.	69	2,531
Lakeland Financial Corp.	38	2,520
Banner Corp.	52	2,496
Virtus Investment Partners, Inc.	10	2,480
Acadia Realty Trust REIT	143	2,432
Apollo Commercial Real Estate Finance, Inc. REIT	218	2,429
Retail Opportunity Investments Corp. REIT	189	2,423
Xenia Hotels & Resorts, Inc. REIT	159	2,387
Bank of NT Butterfield & Son Ltd.	73	2,335
Horace Mann Educators Corp.	63	2,330
Compass Diversified Holdings	96	2,311
Global Net Lease, Inc. REIT	297	2,308
Northwest Bancshares, Inc.	197	2,295
City Holding Co.	22	2,293
Heartland Financial USA, Inc.	65	2,285
Newmark Group, Inc. — Class A	206	2,285
Customers Bancorp, Inc.*	43	2,282
JBG SMITH Properties REIT	142	2,279
Ready Capital Corp. REIT	246	2,246
Enterprise Financial Services Corp.	55	2,231
Cannae Holdings, Inc.*	100	2,224
Hilltop Holdings, Inc.	71	2,224
First Bancorp	61	2,203
Navient Corp.	126	2,192
First Commonwealth Financial Corp.	157	2,185
Live Oak Bancshares, Inc.	52	2,159
Uniti Group, Inc. REIT	363	2,142
Goosehead Insurance, Inc. — Class A*	32	2,132
Mercury General Corp.	41	2,116
Empire State Realty Trust, Inc. — Class A REIT	203	2,056
Stock Yards Bancorp, Inc.	42	2,054
Hope Bancorp, Inc.	178	2,049
LTC Properties, Inc. REIT	63	2,048
FB Financial Corp.	54	2,034
National Bank Holdings Corp. — Class A	56	2,020
Pathward Financial, Inc.	40	2,019
PennyMac Mortgage Investment Trust REIT	136	1,996
Two Harbors Investment Corp. REIT	149	1,973
WisdomTree, Inc.	212	1,948
Ladder Capital Corp. — Class A REIT	174	1,937
S&T Bancorp, Inc.	60	1,925
First Busey Corp.	80	1,924
Getty Realty Corp. REIT	70	1,915
Westamerica BanCorp	39	1,906
Nelnet, Inc. — Class A	20	1,893
Elme Communities REIT	135	1,879
NETSTREIT Corp.	101	1,855
Alexander & Baldwin, Inc. REIT	112	1,845
Veris Residential, Inc. REIT	121	1,840
Apartment Investment and Management Co. — Class A REIT*	222	1,818
Safety Insurance Group, Inc.	22	1,808
Stellar Bancorp, Inc.	74	1,803
MFA Financial, Inc. REIT	157	1,791
Victory Capital Holdings, Inc. — Class A	42	1,782
Fidelis Insurance Holdings Ltd.[1]	91	1,773
Employers Holdings, Inc.	39	1,770
TriCo Bancshares	48	1,765
Trupanion, Inc.*,1	62	1,712
Franklin BSP Realty Trust, Inc. REIT	128	1,710
Service Properties Trust REIT	252	1,709
Skyward Specialty Insurance Group, Inc.*	45	1,683
Veritex Holdings, Inc.	81	1,660
Provident Financial Services, Inc.	113	1,646
American Assets Trust, Inc. REIT	75	1,643
Encore Capital Group, Inc.*	36	1,642
Nicolet Bankshares, Inc.	19	1,634
Easterly Government Properties, Inc. REIT	141	1,623
Chimera Investment Corp. REIT	345	1,590
QCR Holdings, Inc.	26	1,579
Kennedy-Wilson Holdings, Inc.	183	1,570
PRA Group, Inc.*	60	1,565
Compass, Inc. — Class A*	433	1,559
Sandy Spring Bancorp, Inc.	67	1,553
Peoples Bancorp, Inc.	52	1,540
Berkshire Hills Bancorp, Inc.	67	1,536
Preferred Bank/Los Angeles CA	20	1,535
German American Bancorp, Inc.	43	1,490
Plymouth Industrial REIT, Inc.	66	1,485
OceanFirst Financial Corp.	90	1,477
National Western Life Group, Inc. — Class A	3	1,476
AMERISAFE, Inc.	29	1,455
Enact Holdings, Inc.	46	1,434
LendingClub Corp.*	163	1,433
Origin Bancorp, Inc.	45	1,406
Hudson Pacific Properties, Inc. REIT	212	1,367
BrightSpire Capital, Inc. REIT	198	1,364
UMH Properties, Inc. REIT	84	1,364
ARMOUR Residential REIT, Inc.[1]	69	1,364
Safehold, Inc. REIT	66	1,360
Ellington Financial, Inc. REIT	115	1,358
Claros Mortgage Trust, Inc.	139	1,357
SiriusPoint Ltd.*	106	1,347
Southside Bancshares, Inc.	46	1,345
Paramount Group, Inc. REIT	285	1,337
Piedmont Office Realty Trust, Inc. — Class A REIT	190	1,336
Brookline Bancorp, Inc.	134	1,335
Centerspace REIT	23	1,314
1st Source Corp.	25	1,310
Lemonade, Inc.*,1	78	1,280
Marcus & Millichap, Inc.	37	1,264
Brandywine Realty Trust REIT	260	1,248
Patria Investments Ltd. — Class A	83	1,232
Bank First Corp.	14	1,213
AssetMark Financial Holdings, Inc.*	34	1,204
First Bancshares, Inc.	46	1,194
F&G Annuities & Life, Inc.	29	1,176

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Capitol Federal Financial, Inc.	196	$1,168
Lakeland Bancorp, Inc.	96	1,162
HCI Group, Inc.	10	1,161
Brightsphere Investment Group, Inc.	50	1,142
International Money Express, Inc.*	50	1,141
NexPoint Residential Trust, Inc. REIT	35	1,127
Premier Financial Corp.	55	1,117
Redwood Trust, Inc. REIT	175	1,115
ConnectOne Bancorp, Inc.	57	1,111
Tompkins Financial Corp.	22	1,106
eXp World Holdings, Inc.[1]	107	1,105
Redfin Corp.*	163	1,084
Armada Hoffler Properties, Inc. REIT	104	1,082
Ambac Financial Group, Inc.*	68	1,063
Dime Community Bancshares, Inc.	55	1,059
Summit Hotel Properties, Inc. REIT	161	1,048
Heritage Financial Corp.	54	1,047
Dynex Capital, Inc. REIT	84	1,046
Merchants Bancorp	24	1,036
Community Healthcare Trust, Inc. REIT	39	1,035
Eagle Bancorp, Inc.	44	1,034
Anywhere Real Estate, Inc.*	167	1,032
Community Trust Bancorp, Inc.	24	1,024
ProAssurance Corp.*	79	1,016
New York Mortgage Trust, Inc. REIT	140	1,008
First Mid Bancshares, Inc.	30	980
Brookfield Business Corp. — Class A	40	966
CBL & Associates Properties, Inc. REIT	42	962
Perella Weinberg Partners	68	961
CrossFirst Bankshares, Inc.*	69	955
FTAI Infrastructure, Inc.	152	954
Whitestone REIT — Class B	75	941
Univest Financial Corp.	45	937
First Community Bankshares, Inc.	27	935
Amerant Bancorp, Inc.	40	932
Old Second Bancorp, Inc.	67	927
Mercantile Bank Corp.	24	924
KKR Real Estate Finance Trust, Inc. REIT	91	915
Diversified Healthcare Trust REIT	365	898
Gladstone Commercial Corp. REIT	63	872
Peakstone Realty Trust REIT	54	871
World Acceptance Corp.*	6	870
Horizon Bancorp, Inc.	67	860
TPG RE Finance Trust, Inc. REIT	107	826
Byline Bancorp, Inc.	38	825
Business First Bancshares, Inc.	37	824
Global Medical REIT, Inc.	94	823
TrustCo Bank Corporation NY	29	817
Midland States Bancorp, Inc.	32	804
Farmland Partners, Inc. REIT	72	799
Universal Insurance Holdings, Inc.	39	793
Columbia Financial, Inc.*	46	792
Central Pacific Financial Corp.	40	790
Independent Bank Corp.	31	786
Heritage Commerce Corp.	91	781
Camden National Corp.	23	771
Great Southern Bancorp, Inc.	14	767
NerdWallet, Inc. — Class A*	52	764
American National Bankshares, Inc.	16	764
Equity Bancshares, Inc. — Class A	22	756
Cambridge Bancorp	11	750
Hanmi Financial Corp.[1]	47	748
Chatham Lodging Trust REIT	74	748
Farmers National Banc Corp.	55	735
Republic Bancorp, Inc. — Class A	14	714
Washington Trust Bancorp, Inc.	26	699
Metrocity Bankshares, Inc.	28	699
Universal Health Realty Income Trust REIT	19	697
United Fire Group, Inc.	32	697
Gladstone Land Corp. REIT	52	694
HarborOne Bancorp, Inc.	65	693
Saul Centers, Inc. REIT	18	693
First Financial Corp.	18	690
LendingTree, Inc.*	16	677
Amalgamated Financial Corp.	28	672
Coastal Financial Corp.*	17	661
Peapack-Gladstone Financial Corp.	27	657
HomeTrust Bancshares, Inc.	24	656
CNB Financial Corp.	32	652
Alexander’s, Inc. REIT	3	651
Capstar Financial Holdings, Inc.	32	643
Tiptree, Inc. — Class A	37	639
Alerus Financial Corp.	29	633
Invesco Mortgage Capital, Inc. REIT	65	629
Northfield Bancorp, Inc.	64	622
GCM Grosvenor, Inc. — Class A	64	618
Diamond Hill Investment Group, Inc.	4	617
Metropolitan Bank Holding Corp.*	16	616
FRP Holdings, Inc.*	10	614
Bar Harbor Bankshares	23	609
First Foundation, Inc.	79	596
B Riley Financial, Inc.[1]	28	593
Orchid Island Capital, Inc. REIT	66	589
Ares Commercial Real Estate Corp. REIT	79	589
Capital City Bank Group, Inc.	21	582
CTO Realty Growth, Inc. REIT	34	576
RMR Group, Inc. — Class A	24	576
Southern Missouri Bancorp, Inc.	13	568
One Liberty Properties, Inc. REIT	25	565
Burke & Herbert Financial Services Corp.	10	560
P10, Inc. — Class A	66	556
Flushing Financial Corp.	44	555
Northeast Bank	10	553
Arrow Financial Corp.	22	550
Kearny Financial Corp.	85	547
James River Group Holdings Ltd.	57	530
Esquire Financial Holdings, Inc.	11	522
Shore Bancshares, Inc.	45	518
MidWestOne Financial Group, Inc.	22	516
South Plains Financial, Inc.	19	508
SmartFinancial, Inc.	24	506
Greenlight Capital Re Ltd. — Class A*	40	499

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Home Bancorp, Inc.	13	$498
Farmers & Merchants Bancorp Incorporated/Archbold OH	22	490
ACNB Corp.	13	489
Peoples Financial Services Corp.	11	474
Citizens & Northern Corp.	25	469
RBB Bancorp	26	468
Carter Bankshares, Inc.*	37	468
MBIA, Inc.*	69	466
Summit Financial Group, Inc.	17	462
Northrim BanCorp, Inc.	9	455
First Business Financial Services, Inc.	12	450
West BanCorp, Inc.	25	446
Mid Penn Bancorp, Inc.	22	440
Financial Institutions, Inc.	23	433
Orrstown Financial Services, Inc.	16	428
Five Star Bancorp	19	428
Guaranty Bancshares, Inc.	14	425
Sierra Bancorp	21	424
HomeStreet, Inc.	28	421
Selectquote, Inc.*	210	420
Postal Realty Trust, Inc. — Class A REIT	29	415
Bank of Marin Bancorp	24	402
MVB Financial Corp.	18	402
Macatawa Bank Corp.	41	401
Chicago Atlantic Real Estate Finance, Inc. REIT	25	394
Enterprise Bancorp, Inc.	15	390
Codorus Valley Bancorp, Inc.	17	387
NewtekOne, Inc.	35	385
First Bank/Hamilton NJ	28	385
Southern First Bancshares, Inc.*	12	381
HBT Financial, Inc.	20	381
Third Coast Bancshares, Inc.*	19	380
Primis Financial Corp.	31	377
Granite Point Mortgage Trust, Inc. REIT	78	372
BayCom Corp.	18	371
First Bancorp, Inc.	15	370
Civista Bancshares, Inc.	24	369
Orange County Bancorp, Inc.	8	368
First of Long Island Corp.	33	366
Bridgewater Bancshares, Inc.*	31	361
Hingham Institution For Savings	2	349
Red River Bancshares, Inc.	7	349
Hamilton Insurance Group Ltd. — Class B*	25	348
FS Bancorp, Inc.	10	347
Citizens Financial Services, Inc.	7	344
Waterstone Financial, Inc.	28	341
John Marshall Bancorp, Inc.	19	340
Donegal Group, Inc. — Class A	24	339
Fidelity D&D Bancorp, Inc.	7	339
Unity Bancorp, Inc.	12	331
Norwood Financial Corp.	12	327
Investors Title Co.	2	326
Forge Global Holdings, Inc.*	168	324
Timberland Bancorp, Inc.	12	323
Legacy Housing Corp.*	15	323
American Coastal Insurance Corp.*	30	321
Bit Digital, Inc.*,1	111	319
Blue Foundry Bancorp*	34	318
Greene County Bancorp, Inc.	11	317
Northeast Community Bancorp, Inc.	20	315
Maiden Holdings Ltd.*	139	313
City Office REIT, Inc.	60	313
Capital Bancorp, Inc.	15	312
NexPoint Diversified Real Estate Trust REIT[1]	47	310
AFC Gamma, Inc. REIT	25	309
Orion Office REIT, Inc.	88	309
Alpine Income Property Trust, Inc. REIT	20	306
FVCBankcorp, Inc.*	25	305
BRT Apartments Corp. REIT	18	302
ChoiceOne Financial Services, Inc.	11	301
National Bankshares, Inc.	9	301
Colony Bankcorp, Inc.	26	299
Community West Bancshares	15	298
Plumas Bancorp	8	294
Hippo Holdings, Inc.*	16	292
Regional Management Corp.	12	290
Middlefield Banc Corp.	12	287
Southern States Bancshares, Inc.	11	285
Ames National Corp.	14	283
PCB Bancorp	17	278
Ponce Financial Group, Inc.*	31	276
Parke Bancorp, Inc.	16	276
Oak Valley Bancorp	11	273
Ocwen Financial Corp.*	10	270
Maui Land & Pineapple Company, Inc.*	12	260
Star Holdings*	20	258
LCNB Corp.	16	255
Silvercrest Asset Management Group, Inc. — Class A	16	253
Velocity Financial, Inc.*	14	252
eHealth, Inc.*	41	247
Princeton Bancorp, Inc.	8	246
C&F Financial Corp.	5	245
BCB Bancorp, Inc.	23	240
Evans Bancorp, Inc.	8	239
ESSA Bancorp, Inc.	13	237
Bankwell Financial Group, Inc.	9	233
RE/MAX Holdings, Inc. — Class A	26	228
Penns Woods Bancorp, Inc.	11	214
Chemung Financial Corp.	5	212
Virginia National Bankshares Corp.	7	211
Crawford & Co. — Class A	22	207
Atlanticus Holdings Corp.*	7	207
Stratus Properties, Inc.*	9	206
Braemar Hotels & Resorts, Inc. REIT	101	202
Douglas Elliman, Inc.*	124	196
Angel Oak Mortgage REIT, Inc.	18	193
First Community Corp.	11	192

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Nexpoint Real Estate Finance, Inc. REIT	13	$187
Paysign, Inc.*	50	183
USCB Financial Holdings, Inc.	16	182
NI Holdings, Inc.*	12	182
MainStreet Bancshares, Inc.	10	182
AlTi Global, Inc.*	32	181
Pioneer Bancorp, Inc.*	18	177
First Western Financial, Inc.*	12	175
Sterling Bancorp, Inc.*	33	170
Bank7 Corp.	6	169
Office Properties Income Trust REIT	74	151
Security National Financial Corp. — Class A*	19	151
Kingsway Financial Services, Inc.*	16	133
Transcontinental Realty Investors, Inc.*	3	113
Consumer Portfolio Services, Inc.*,1	14	106
SWK Holdings Corp.*	6	105
Clipper Realty, Inc. REIT	17	82
Blue Ridge Bankshares, Inc.	26	70
GoHealth, Inc. — Class A*	6	63
Finance of America Companies, Inc. — Class A*	82	60
American Realty Investors, Inc.*	3	54
OppFi, Inc.*	17	42
Total Financial		825,674

Industrial - 8.9%
Comfort Systems USA, Inc.	53	16,838
Simpson Manufacturing Company, Inc.	65	13,337
Applied Industrial Technologies, Inc.	58	11,458
UFP Industries, Inc.	90	11,071
NEXTracker, Inc. — Class A*	191	10,748
Chart Industries, Inc.*	65	10,707
Atkore, Inc.	56	10,660
Fabrinet*	56	10,585
Novanta, Inc.*	54	9,438
Boise Cascade Co.	60	9,202
Mueller Industries, Inc.	169	9,114
Fluor Corp.*	214	9,048
AAON, Inc.	102	8,986
Watts Water Technologies, Inc. — Class A	41	8,714
Casella Waste Systems, Inc. — Class A*	85	8,404
SPX Technologies, Inc.*	66	8,126
Summit Materials, Inc. — Class A*	180	8,022
Federal Signal Corp.	90	7,639
Zurn Elkay Water Solutions Corp.	223	7,464
Modine Manufacturing Co.*	78	7,425
Franklin Electric Company, Inc.	69	7,370
Badger Meter, Inc.	44	7,120
GATX Corp.	53	7,103
Knife River Corp.*	85	6,892
Moog, Inc. — Class A	43	6,865
Terex Corp.	101	6,504
Itron, Inc.*	69	6,384
AeroVironment, Inc.*	41	6,285
Exponent, Inc.	76	6,284
Arcosa, Inc.	73	6,268
Dycom Industries, Inc.*	43	6,172
Encore Wire Corp.	23	6,044
Kadant, Inc.	18	5,906
EnerSys	62	5,857
Matson, Inc.	52	5,845
Belden, Inc.	63	5,834
Advanced Energy Industries, Inc.	57	5,813
Enpro, Inc.	32	5,401
CSW Industrials, Inc.	23	5,396
Hillenbrand, Inc.	107	5,381
Sanmina Corp.*	83	5,161
Scorpio Tankers, Inc.	72	5,152
ArcBest Corp.	36	5,130
John Bean Technologies Corp.	48	5,035
Sterling Infrastructure, Inc.*	45	4,964
Cactus, Inc. — Class A	99	4,959
MYR Group, Inc.*	25	4,419
Albany International Corp. — Class A	47	4,395
Vishay Intertechnology, Inc.	192	4,354
Masonite International Corp.*	33	4,338
Griffon Corp.	59	4,327
ESCO Technologies, Inc.	39	4,175
Atmus Filtration Technologies, Inc.*	127	4,096
Materion Corp.	31	4,084
Hub Group, Inc. — Class A	94	4,063
Kratos Defense & Security Solutions, Inc.*	219	4,025
Frontdoor, Inc.*	122	3,975
O-I Glass, Inc.*	238	3,948
RXO, Inc.*	179	3,915
Plexus Corp.*	41	3,888
Granite Construction, Inc.	67	3,828
Mueller Water Products, Inc. — Class A	237	3,813
Werner Enterprises, Inc.	97	3,795
Gibraltar Industries, Inc.*	47	3,785
Masterbrand, Inc.*	193	3,617
Golar LNG Ltd.	149	3,585
Construction Partners, Inc. — Class A*	62	3,481
Mirion Technologies, Inc.*	306	3,479
OSI Systems, Inc.*	24	3,428
Alamo Group, Inc.	15	3,425
Primoris Services Corp.	80	3,405
Tennant Co.	28	3,405
Trinity Industries, Inc.	122	3,398
Bloom Energy Corp. — Class A*,1	295	3,316
Standex International Corp.	18	3,280
International Seaways, Inc.	61	3,245
Energizer Holdings, Inc.	110	3,238
Hillman Solutions Corp.*	294	3,128
AAR Corp.*	51	3,053
Kennametal, Inc.	120	2,993
Worthington Enterprises, Inc.	47	2,925
Enerpac Tool Group Corp.	82	2,924
AZZ, Inc.	37	2,860
Barnes Group, Inc.	75	2,786
JELD-WEN Holding, Inc.*	131	2,781
Greif, Inc. — Class A	37	2,555

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
TTM Technologies, Inc.*	157	$2,457
Golden Ocean Group Ltd.	189	2,449
American Woodmark Corp.*	24	2,440
DHT Holdings, Inc.	210	2,415
Greenbrier Companies, Inc.	46	2,397
World Kinect Corp.	90	2,380
SFL Corporation Ltd.	177	2,333
Leonardo DRS, Inc.*	105	2,320
CTS Corp.	48	2,246
Joby Aviation, Inc.*,1	419	2,246
Helios Technologies, Inc.	50	2,234
Knowles Corp.*	134	2,157
Teekay Tankers Ltd. — Class A	36	2,103
NV5 Global, Inc.*	21	2,058
Lindsay Corp.	17	2,000
Powell Industries, Inc.	14	1,992
Kaman Corp.	43	1,972
Janus International Group, Inc.*	130	1,967
Columbus McKinnon Corp.	44	1,964
Apogee Enterprises, Inc.	33	1,953
Napco Security Technologies, Inc.	48	1,928
Dorian LPG Ltd.	49	1,884
Rocket Lab USA, Inc.*	419	1,722
TriMas Corp.	64	1,711
Ichor Holdings Ltd.*	44	1,699
Enovix Corp.*,1	211	1,690
Thermon Group Holdings, Inc.*	51	1,669
Marten Transport Ltd.	90	1,663
Benchmark Electronics, Inc.	55	1,650
Montrose Environmental Group, Inc.*	42	1,645
IES Holdings, Inc.*	13	1,581
Triumph Group, Inc.*	100	1,504
Metallus, Inc.*	67	1,491
Astec Industries, Inc.	34	1,486
Proto Labs, Inc.*	41	1,466
Ryerson Holding Corp.	43	1,441
Gorman-Rupp Co.	35	1,384
Aspen Aerogels, Inc.*	78	1,373
Energy Recovery, Inc.*	85	1,342
Genco Shipping & Trading Ltd.	65	1,321
Vicor Corp.*	34	1,300
Myers Industries, Inc.	56	1,298
Nordic American Tankers Ltd.	315	1,235
Smith & Wesson Brands, Inc.	70	1,215
Forward Air Corp.	39	1,213
Sturm Ruger & Company, Inc.	26	1,200
FLEX LNG Ltd.	46	1,170
Clearwater Paper Corp.*	26	1,137
Cadre Holdings, Inc.	31	1,122
Enviri Corp.*	122	1,116
Insteel Industries, Inc.	29	1,108
PureCycle Technologies, Inc.*	178	1,107
Hyster-Yale Materials Handling, Inc.	17	1,091
Archer Aviation, Inc. — Class A*,1	234	1,081
CryoPort, Inc.*	61	1,080
DXP Enterprises, Inc.*	20	1,074
Air Transport Services Group, Inc.*	78	1,073
Olympic Steel, Inc.	15	1,063
CECO Environmental Corp.*	46	1,059
Ardmore Shipping Corp.	63	1,034
Argan, Inc.	20	1,011
Ducommun, Inc.*	19	975
Bel Fuse, Inc. — Class B	16	965
Tutor Perini Corp.*	66	954
Great Lakes Dredge & Dock Corp.*	101	884
Xometry, Inc. — Class A*	52	878
Mesa Laboratories, Inc.	8	878
Eagle Bulk Shipping, Inc.	14	875
Pactiv Evergreen, Inc.	61	874
nLight, Inc.*	67	871
Heartland Express, Inc.	72	860
Costamare, Inc.	74	840
Kimball Electronics, Inc.*	36	779
Evolv Technologies Holdings, Inc.*	173	770
Astronics Corp.*	40	762
Stoneridge, Inc.*	41	756
SmartRent, Inc.*	282	756
Manitowoc Company, Inc.*	53	750
LSB Industries, Inc.*	85	746
Teekay Corp.*	94	684
Allient, Inc.	19	678
National Presto Industries, Inc.	8	670
NVE Corp.	7	631
FARO Technologies, Inc.*	29	624
Overseas Shipholding Group, Inc. — Class A	95	608
Covenant Logistics Group, Inc. — Class A	13	603
LSI Industries, Inc.	39	590
Limbach Holdings, Inc.*	14	580
Bowman Consulting Group Ltd.*,1	16	557
Greif, Inc. — Class B	8	556
Park Aerospace Corp.	32	532
Ranpak Holdings Corp.*	67	527
Northwest Pipe Co.*	15	520
Daseke, Inc.*	62	515
Safe Bulkers, Inc.[1]	102	506
MicroVision, Inc.*	272	500
Luxfer Holdings plc	43	446
Eastman Kodak Co.*	88	436
NuScale Power Corp.*	82	435
GoPro, Inc. — Class A*	191	426
Turtle Beach Corp.*	24	414
GrafTech International Ltd.	297	410
Universal Logistics Holdings, Inc.	11	405
Pangaea Logistics Solutions Ltd.	56	390
AMMO, Inc.*	139	382
Himalaya Shipping Ltd.*	46	355
Omega Flex, Inc.	5	355
Park-Ohio Holdings Corp.	13	347
Iteris, Inc.*	66	326
Concrete Pumping Holdings, Inc.*	40	316
Mistras Group, Inc.*	32	306

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Radiant Logistics, Inc.*	55	$298
Pure Cycle Corp.*	31	295
AerSale Corp.*	39	280
Tredegar Corp.	41	267
Gencor Industries, Inc.*	16	267
Karat Packaging, Inc.	9	258
908 Devices, Inc.*	34	257
Willis Lease Finance Corp.*	5	248
Mayville Engineering Company, Inc.*	17	244
Blink Charging Co.*,1	80	241
Latham Group, Inc.*	59	234
Core Molding Technologies, Inc.*	12	227
Li-Cycle Holdings Corp.*	212	218
Transphorm, Inc.*	42	206
Sight Sciences, Inc.*	33	174
PAM Transportation Services, Inc.*	10	162
Eve Holding, Inc.*	28	151
Intevac, Inc.*	39	150
Comtech Telecommunications Corp.*	42	144
SKYX Platforms Corp.*	94	123
374Water, Inc.*	90	114
Babcock & Wilcox Enterprises, Inc.*	91	103
ESS Tech, Inc.*	141	102
LanzaTech Global, Inc.*	32	99
NL Industries, Inc.	13	95
INNOVATE Corp.*	106	74
Akoustis Technologies, Inc.*	106	63
Redwire Corp.*	12	53
Southland Holdings, Inc.*	6	31
Amprius Technologies, Inc.*	8	21
Total Industrial		631,163

Technology - 7.2%
Super Micro Computer, Inc.*	78	77,772
MicroStrategy, Inc. — Class A*	22	37,500
Onto Innovation, Inc.*	74	13,400
SPS Commerce, Inc.*	55	10,170
Rambus, Inc.*	162	10,013
Duolingo, Inc.*	44	9,706
Qualys, Inc.*	56	9,345
Tenable Holdings, Inc.*	172	8,502
MACOM Technology Solutions Holdings, Inc.*	82	7,842
Insight Enterprises, Inc.*	42	7,792
Varonis Systems, Inc.*	164	7,736
ExlService Holdings, Inc.*	243	7,727
Maximus, Inc.	91	7,635
ASGN, Inc.*	70	7,333
Appfolio, Inc. — Class A*	29	7,155
Altair Engineering, Inc. — Class A*	82	7,064
Silicon Laboratories, Inc.*	48	6,899
CommVault Systems, Inc.*	66	6,694
Workiva, Inc.*	74	6,275
Power Integrations, Inc.	85	6,082
Box, Inc. — Class A*	213	6,032
Synaptics, Inc.*	60	5,854
BlackLine, Inc.*	87	5,618
Evolent Health, Inc. — Class A*	169	5,542
Amkor Technology, Inc.	171	5,513
ACI Worldwide, Inc.*	166	5,513
Axcelis Technologies, Inc.*	49	5,465
FormFactor, Inc.*	116	5,293
Parsons Corp.*	63	5,226
Verra Mobility Corp.*	206	5,144
Blackbaud, Inc.*	66	4,893
Diodes, Inc.*	69	4,865
Freshworks, Inc. — Class A*	248	4,516
Impinj, Inc.*	35	4,494
Rapid7, Inc.*	91	4,463
Envestnet, Inc.*	76	4,401
Sprout Social, Inc. — Class A*	73	4,359
Kulicke & Soffa Industries, Inc.	84	4,226
ACV Auctions, Inc. — Class A*	195	3,660
Progress Software Corp.	67	3,572
DigitalOcean Holdings, Inc.*	92	3,513
Braze, Inc. — Class A*	79	3,500
C3.ai, Inc. — Class A*,1	123	3,330
Privia Health Group, Inc.*	166	3,252
Xerox Holdings Corp.	177	3,168
Ultra Clean Holdings, Inc.*	68	3,124
Verint Systems, Inc.*	94	3,116
PagerDuty, Inc.*	133	3,016
AvidXchange Holdings, Inc.*	228	2,998
Ambarella, Inc.*	57	2,894
Veeco Instruments, Inc.*	78	2,743
Clear Secure, Inc. — Class A	128	2,723
Semtech Corp.*	99	2,722
Agilysys, Inc.*	31	2,612
Photronics, Inc.*	92	2,605
SiTime Corp.*	27	2,517
PROS Holdings, Inc.*	69	2,507
Appian Corp. — Class A*	62	2,477
IonQ, Inc.*,1	247	2,468
Cohu, Inc.*	72	2,400
Fastly, Inc. — Class A*	182	2,361
Donnelley Financial Solutions, Inc.*	38	2,356
CSG Systems International, Inc.	45	2,319
NetScout Systems, Inc.*	105	2,293
Schrodinger Incorporated/United States*	84	2,268
Zeta Global Holdings Corp. — Class A*	207	2,263
Everbridge, Inc.*	62	2,159
ACM Research, Inc. — Class A*	74	2,156
MaxLinear, Inc. — Class A*	115	2,147
Intapp, Inc.*	60	2,058
Jamf Holding Corp.*	108	1,982
SMART Global Holdings, Inc.*	74	1,948
Asana, Inc. — Class A*,1	123	1,905
Phreesia, Inc.*	78	1,867
PAR Technology Corp.*	41	1,860
PowerSchool Holdings, Inc. — Class A*	87	1,852
Adeia, Inc.	164	1,791
AvePoint, Inc.*	225	1,782
Zuora, Inc. — Class A*	195	1,778

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Digi International, Inc.*	54	$1,724
Model N, Inc.*	58	1,651
PDF Solutions, Inc.*	48	1,616
PubMatic, Inc. — Class A*	65	1,542
Sapiens International Corporation N.V.	47	1,512
Alkami Technology, Inc.*	60	1,474
N-able, Inc.*	107	1,398
SoundHound AI, Inc. — Class A*,1	208	1,225
Pitney Bowes, Inc.	268	1,161
E2open Parent Holdings, Inc.*	255	1,132
Amplitude, Inc. — Class A*	104	1,132
Grid Dynamics Holdings, Inc.*	85	1,045
Integral Ad Science Holding Corp.*	102	1,017
Yext, Inc.*	165	995
Simulations Plus, Inc.	24	988
SolarWinds Corp.*	78	984
Cerence, Inc.*	62	976
Vimeo, Inc.*	233	953
Mitek Systems, Inc.*	66	931
Conduent, Inc.*	263	889
Olo, Inc. — Class A*	159	873
3D Systems Corp.*	196	870
Matterport, Inc.*	383	866
CEVA, Inc.*	36	818
Navitas Semiconductor Corp.*	164	782
Alpha & Omega Semiconductor Ltd.*	35	771
MeridianLink, Inc.*	40	748
Daily Journal Corp.*	2	723
BigCommerce Holdings, Inc.*	103	710
OneSpan, Inc.*	61	709
Corsair Gaming, Inc.*	57	703
Vishay Precision Group, Inc.*	19	671
Bandwidth, Inc. — Class A*	36	657
Health Catalyst, Inc.*	86	648
Planet Labs PBC*	253	645
Alignment Healthcare, Inc.*	130	645
Instructure Holdings, Inc.*	30	641
SEMrush Holdings, Inc. — Class A*	48	636
Digimarc Corp.*	22	598
Weave Communications, Inc.*	51	585
Cantaloupe, Inc.*	88	566
Definitive Healthcare Corp.*	70	565
American Software, Inc. — Class A	49	561
NextNav, Inc.*	82	540
PlayAGS, Inc.*	57	512
Consensus Cloud Solutions, Inc.*	32	508
Unisys Corp.*	103	506
Aehr Test Systems*	40	496
Multiplan Corp.*	584	474
8x8, Inc.*	175	473
Climb Global Solutions, Inc.	6	425
Domo, Inc. — Class B*	47	419
Enfusion, Inc. — Class A*	44	407
Digital Turbine, Inc.*	144	377
Desktop Metal, Inc. — Class A*	422	371
Playstudios, Inc.*	132	367
ON24, Inc.	51	364
Thoughtworks Holding, Inc.*	143	362
Sharecare, Inc.*	463	355
Cricut, Inc. — Class A	74	352
Immersion Corp.	47	352
EverCommerce, Inc.*	36	339
Red Violet, Inc.*	17	332
Inspired Entertainment, Inc.*	33	325
TTEC Holdings, Inc.	30	311
HireRight Holdings Corp.*	21	300
CS Disco, Inc.*	35	285
SkyWater Technology, Inc.*	26	264
IBEX Holdings Ltd.*	17	262
Rimini Street, Inc.*	79	258
Innodata, Inc.*	39	257
Outbrain, Inc.*	63	249
Viant Technology, Inc. — Class A*	22	235
Asure Software, Inc.*	29	226
inTEST Corp.*	17	225
eGain Corp.*	33	213
TruBridge, Inc.*	23	212
Veritone, Inc.*	40	210
Atomera, Inc.*	33	203
Kaltura, Inc.*	128	173
Outset Medical, Inc.*	76	169
Richardson Electronics Ltd.	18	166
Expensify, Inc. — Class A*	85	156
Rackspace Technology, Inc.*	95	150
CoreCard Corp.*	12	133
Brightcove, Inc.*	66	128
Vuzix Corp.*	90	109
LivePerson, Inc.*,1	108	108
BigBear.ai Holdings, Inc.*	43	88
System1, Inc.*	43	84
Velo3D, Inc.*	137	62
Skillsoft Corp.*	6	54
CXApp, Inc.*,1	3	7
Presto Automation, Inc.*	5	1
Total Technology		512,411

Consumer, Cyclical - 6.6%
Light & Wonder, Inc. — Class A*	137	13,986
Carvana Co.*	156	13,714
Taylor Morrison Home Corp. — Class A*	156	9,699
Meritage Homes Corp.	55	9,650
Beacon Roofing Supply, Inc.*	96	9,410
Installed Building Products, Inc.	36	9,314
Abercrombie & Fitch Co. — Class A*	74	9,274
Academy Sports & Outdoors, Inc.	110	7,429
Asbury Automotive Group, Inc.*	31	7,309
KB Home	103	7,301
FirstCash Holdings, Inc.	57	7,270
American Eagle Outfitters, Inc.	276	7,118
Skyline Champion Corp.*	82	6,971
Signet Jewelers Ltd.	66	6,605
Group 1 Automotive, Inc.	21	6,137
Shake Shack, Inc. — Class A*	57	5,930

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
GMS, Inc.*	60	$5,840
Goodyear Tire & Rubber Co.*	423	5,808
MDC Holdings, Inc.	90	5,662
Tri Pointe Homes, Inc.*	146	5,644
Hilton Grand Vacations, Inc.*	119	5,618
M/I Homes, Inc.*	41	5,588
Cavco Industries, Inc.*	13	5,188
Kontoor Brands, Inc.	85	5,121
Resideo Technologies, Inc.*	224	5,022
Visteon Corp.*	42	4,940
Rush Enterprises, Inc. — Class A	91	4,870
Steven Madden Ltd.	111	4,693
LCI Industries	37	4,553
Adient plc*	138	4,543
Boot Barn Holdings, Inc.*	46	4,377
Red Rock Resorts, Inc. — Class A	73	4,367
Urban Outfitters, Inc.*	98	4,255
SkyWest, Inc.*	61	4,214
Century Communities, Inc.	43	4,149
UniFirst Corp.	23	3,989
Dorman Products, Inc.*	40	3,856
Patrick Industries, Inc.	32	3,823
Bloomin’ Brands, Inc.	132	3,786
International Game Technology plc	167	3,773
Sweetgreen, Inc. — Class A*	149	3,764
LGI Homes, Inc.*	32	3,724
JetBlue Airways Corp.*	497	3,688
Foot Locker, Inc.	126	3,591
Topgolf Callaway Brands Corp.*	221	3,574
Sonos, Inc.*	187	3,564
Fox Factory Holding Corp.*	64	3,332
Brinker International, Inc.*	67	3,329
Papa John’s International, Inc.	49	3,263
Winnebago Industries, Inc.	44	3,256
HNI Corp.	71	3,204
Dave & Buster’s Entertainment, Inc.*	51	3,193
PriceSmart, Inc.	38	3,192
United Parks & Resorts, Inc.*	55	3,092
H&E Equipment Services, Inc.	48	3,081
Hanesbrands, Inc.*	529	3,068
Cinemark Holdings, Inc.*	169	3,037
Acushnet Holdings Corp.	46	3,034
Six Flags Entertainment Corp.*	111	2,922
Vista Outdoor, Inc.*	87	2,852
Gentherm, Inc.*	49	2,821
OPENLANE, Inc.*	161	2,785
MillerKnoll, Inc.	112	2,773
National Vision Holdings, Inc.*	120	2,659
Atlanta Braves Holdings, Inc. — Class C*	68	2,656
Cheesecake Factory, Inc.	72	2,603
Oxford Industries, Inc.	23	2,585
Dana, Inc.	201	2,553
ODP Corp.*	48	2,546
La-Z-Boy, Inc.	66	2,483
Cracker Barrel Old Country Store, Inc.	34	2,473
Green Brick Partners, Inc.*	40	2,409
Dillard’s, Inc. — Class A	5	2,358
Madison Square Garden Entertainment Corp.*	60	2,353
Caleres, Inc.	51	2,093
Wabash National Corp.	69	2,066
Jack in the Box, Inc.	30	2,054
Sally Beauty Holdings, Inc.*	165	2,049
Buckle, Inc.	47	1,893
XPEL, Inc.*	34	1,837
Steelcase, Inc. — Class A	139	1,818
Allegiant Travel Co. — Class A	24	1,805
G-III Apparel Group Ltd.*	62	1,799
Warby Parker, Inc. — Class A*	131	1,783
Camping World Holdings, Inc. — Class A	64	1,782
Leslie’s, Inc.*	272	1,768
BlueLinx Holdings, Inc.*	13	1,693
OneSpaWorld Holdings Ltd.*	125	1,654
Lions Gate Entertainment Corp. — Class B*	177	1,648
ScanSource, Inc.*	37	1,629
MRC Global, Inc.*	129	1,622
Dream Finders Homes, Inc. — Class A*	37	1,618
Monarch Casino & Resort, Inc.	21	1,575
indie Semiconductor, Inc. — Class A*	210	1,487
Interface, Inc. — Class A	88	1,480
Beazer Homes USA, Inc.*	45	1,476
Blue Bird Corp.*	38	1,457
Winmark Corp.	4	1,447
VSE Corp.	18	1,440
Guess?, Inc.	45	1,416
Aurora Innovation, Inc.*	501	1,413
Hibbett, Inc.	18	1,383
Wolverine World Wide, Inc.	120	1,345
Malibu Boats, Inc. — Class A*	31	1,342
Everi Holdings, Inc.*	129	1,296
American Axle & Manufacturing Holdings, Inc.*	175	1,288
Vizio Holding Corp. — Class A*	116	1,269
Sonic Automotive, Inc. — Class A	22	1,253
Ethan Allen Interiors, Inc.	36	1,245
BJ’s Restaurants, Inc.*	34	1,230
PC Connection, Inc.	18	1,187
Forestar Group, Inc.*	29	1,165
Golden Entertainment, Inc.	31	1,142
IMAX Corp.*	69	1,116
Dine Brands Global, Inc.	24	1,116
Standard Motor Products, Inc.	33	1,107
Hovnanian Enterprises, Inc. — Class A*	7	1,099
MarineMax, Inc.*	33	1,098
REV Group, Inc.	49	1,082
Nu Skin Enterprises, Inc. — Class A	77	1,065
Life Time Group Holdings, Inc.*	68	1,055
Hawaiian Holdings, Inc.*	78	1,040
Kura Sushi USA, Inc. — Class A*	9	1,036
Titan International, Inc.*	81	1,009
Shoe Carnival, Inc.	27	989

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Accel Entertainment, Inc.*	83	$979
Nikola Corp.*,1	936	973
Portillo’s, Inc. — Class A*	68	964
A-Mark Precious Metals, Inc.	31	951
Chuy’s Holdings, Inc.*	28	944
Global Industrial Co.	20	896
Lions Gate Entertainment Corp. — Class A*	90	895
Sun Country Airlines Holdings, Inc.*	58	875
Miller Industries, Inc.	17	852
Douglas Dynamics, Inc.	35	844
Luminar Technologies, Inc.*,1	416	819
Spirit Airlines, Inc.	169	818
Rush Enterprises, Inc. — Class B	15	799
Titan Machinery, Inc.*	32	794
Xperi, Inc.*	64	772
RCI Hospitality Holdings, Inc.	13	754
Savers Value Village, Inc.*	39	752
Haverty Furniture Companies, Inc.	22	751
Hudson Technologies, Inc.*	67	738
Virgin Galactic Holdings, Inc.*	498	737
Super Group SGHC Ltd.*	210	724
Arko Corp.	127	724
Designer Brands, Inc. — Class A	66	721
Denny’s Corp.*	78	699
Clean Energy Fuels Corp.*	260	697
MasterCraft Boat Holdings, Inc.*	29	688
Shyft Group, Inc.	54	671
Movado Group, Inc.	24	670
Methode Electronics, Inc.	54	658
First Watch Restaurant Group, Inc.*	26	640
Rush Street Interactive, Inc.*	97	631
Xponential Fitness, Inc. — Class A*	38	628
Atlanta Braves Holdings, Inc. — Class A*	15	628
Bally’s Corp.*	45	627
Build-A-Bear Workshop, Inc. — Class A	21	627
America’s Car-Mart, Inc.*	9	575
Daktronics, Inc.*	57	568
Carrols Restaurant Group, Inc.	57	542
Sleep Number Corp.*	33	529
Marcus Corp.	37	527
Lindblad Expeditions Holdings, Inc.*	55	513
Genesco, Inc.*	18	507
Lovesac Co.*	22	497
Potbelly Corp.*	40	484
Solid Power, Inc.*	238	483
OneWater Marine, Inc. — Class A*	17	479
Frontier Group Holdings, Inc.*,1	59	478
Hooker Furnishings Corp.	18	432
Cooper-Standard Holdings, Inc.*	26	430
El Pollo Loco Holdings, Inc.*	42	409
Hyliion Holdings Corp.*	225	396
Zumiez, Inc.*	25	380
Johnson Outdoors, Inc. — Class A	8	369
iRobot Corp.*	42	368
Holley, Inc.*	80	357
Bowlero Corp. — Class A1	26	356
Funko, Inc. — Class A*	53	331
SES AI Corp.*	192	323
Commercial Vehicle Group, Inc.*	50	321
EVgo, Inc.*,1	124	311
Tile Shop Holdings, Inc.*	44	309
Destination XL Group, Inc.*	85	306
Clarus Corp.	45	304
Global Business Travel Group I*	50	300
Rocky Brands, Inc.	11	299
Landsea Homes Corp.*	20	291
Weyco Group, Inc.	9	287
Full House Resorts, Inc.*	51	284
Microvast Holdings, Inc.*,1	326	273
Vera Bradley, Inc.*	40	272
JAKKS Pacific, Inc.*	11	271
GrowGeneration Corp.*	91	260
Snap One Holdings Corp.*	28	241
Tilly’s, Inc. — Class A*	35	238
Reservoir Media, Inc.*	30	238
J Jill, Inc.*	7	224
ThredUp, Inc. — Class A*	110	220
Children’s Place, Inc.*	18	208
Escalade, Inc.	15	206
Biglari Holdings, Inc. — Class B*	1	190
Big Lots, Inc.*	43	186
Red Robin Gourmet Burgers, Inc.*	24	184
ONE Group Hospitality, Inc.*	33	184
Sportsman’s Warehouse Holdings, Inc.*	59	183
EVI Industries, Inc.	7	174
Cato Corp. — Class A	27	156
PetMed Express, Inc.	32	153
Marine Products Corp.	13	153
VOXX International Corp. — Class A*	18	147
Purple Innovation, Inc.	82	143
Traeger, Inc.*	53	134
Century Casinos, Inc.*	42	133
Livewire Group, Inc.*	17	123
Noodles & Co.*	61	116
Big 5 Sporting Goods Corp.	33	116
Duluth Holdings, Inc. — Class B*	20	98
Aeva Technologies, Inc.*	24	94
Torrid Holdings, Inc.*,1	18	88
Fossil Group, Inc.*	72	74
CompX International, Inc.	2	69
United Homes Group, Inc.*,1	9	63
Workhorse Group, Inc.*	264	62
Envela Corp.*	11	51
Lazydays Holdings, Inc.*,1	12	48
Loop Media, Inc.*,1	57	21
Dragonfly Energy Holdings Corp.*	26	14
Qurate Retail, Inc. — Class B*	2	9
Total Consumer, Cyclical		472,474

Energy - 4.0%
Weatherford International plc*	107	12,350
Permian Resources Corp.	688	12,150

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Matador Resources Co.	170	$11,351
Chord Energy Corp.	63	11,229
ChampionX Corp.	295	10,587
Murphy Oil Corp.	219	10,008
PBF Energy, Inc. — Class A	166	9,557
Civitas Resources, Inc.	123	9,337
SM Energy Co.	175	8,724
Noble Corporation plc	171	8,292
Equitrans Midstream Corp.	658	8,218
Magnolia Oil & Gas Corp. — Class A	267	6,929
Valaris Ltd.*	90	6,773
Tidewater, Inc.*	70	6,440
Patterson-UTI Energy, Inc.	532	6,352
Helmerich & Payne, Inc.	146	6,141
California Resources Corp.	106	5,841
CNX Resources Corp.*	239	5,669
Alpha Metallurgical Resources, Inc.	17	5,630
Northern Oil and Gas, Inc.	134	5,317
Liberty Energy, Inc. — Class A	250	5,180
Warrior Met Coal, Inc.	78	4,735
Arch Resources, Inc.	27	4,341
Archrock, Inc.	210	4,131
Peabody Energy Corp.	170	4,124
Kosmos Energy Ltd.*	688	4,100
CONSOL Energy, Inc.	46	3,853
Oceaneering International, Inc.*	154	3,603
Seadrill Ltd.*	71	3,571
Array Technologies, Inc.*	228	3,400
Par Pacific Holdings, Inc.*	85	3,150
Sitio Royalties Corp. — Class A	124	3,065
Delek US Holdings, Inc.	98	3,013
Shoals Technologies Group, Inc. — Class A*	258	2,885
Talos Energy, Inc.*	206	2,870
Expro Group Holdings N.V.*	136	2,716
Gulfport Energy Corp.*	16	2,562
DNOW, Inc.*	160	2,432
Helix Energy Solutions Group, Inc.*	221	2,396
Borr Drilling Ltd.*	330	2,260
Kinetik Holdings, Inc. — Class A	55	2,193
Diamond Offshore Drilling, Inc.*	157	2,141
Green Plains, Inc.*	90	2,081
Vital Energy, Inc.*	35	1,839
CVR Energy, Inc.	45	1,605
Fluence Energy, Inc.*	88	1,526
SunCoke Energy, Inc.	129	1,454
US Silica Holdings, Inc.*	117	1,452
REX American Resources Corp.*	24	1,409
Crescent Energy Co. — Class A	117	1,392
Comstock Resources, Inc.[1]	141	1,308
Core Laboratories, Inc.	72	1,230
ProPetro Holding Corp.*	151	1,220
Nabors Industries Ltd.*	14	1,206
SilverBow Resources, Inc.*	35	1,195
Dril-Quip, Inc.*	53	1,194
VAALCO Energy, Inc.	166	1,157
Select Water Solutions, Inc. — Class A	122	1,126
Bristow Group, Inc.*	37	1,006
RPC, Inc.	130	1,006
Sunnova Energy International, Inc.*,1	156	956
Berry Corp.	117	942
Vitesse Energy, Inc.	38	902
TETRA Technologies, Inc.*	193	855
Newpark Resources, Inc.*	113	816
FuelCell Energy, Inc.*,1	617	734
SandRidge Energy, Inc.	49	714
NextDecade Corp.*	118	670
Aris Water Solutions, Inc. — Class A	46	651
Kodiak Gas Services, Inc.	23	629
Oil States International, Inc.*	96	591
Ramaco Resources, Inc. — Class A	35	589
DMC Global, Inc.*	30	585
Atlas Energy Solutions, Inc.	24	543
Tellurian, Inc.*	803	531
SEACOR Marine Holdings, Inc.*	37	516
Stem, Inc.*,1	217	475
Excelerate Energy, Inc. — Class A	28	449
Riley Exploration Permian, Inc.	13	429
Montauk Renewables, Inc.*	102	424
SunPower Corp. — Class A*,1	134	402
W&T Offshore, Inc.	151	400
Solaris Oilfield Infrastructure, Inc. — Class A	46	399
Amplify Energy Corp.*	56	370
Ring Energy, Inc.*	185	363
Forum Energy Technologies, Inc.*	17	340
ProFrac Holding Corp. — Class A*	39	326
FutureFuel Corp.	40	322
Evolution Petroleum Corp.	51	313
HighPeak Energy, Inc.	18	284
Gevo, Inc.*	358	275
Energy Vault Holdings, Inc.*	151	270
Granite Ridge Resources, Inc.	40	260
Ranger Energy Services, Inc.	22	248
TPI Composites, Inc.*,1	67	195
Hallador Energy Co.*	36	192
NACCO Industries, Inc. — Class A	6	181
Eos Energy Enterprises, Inc.*	165	170
KLX Energy Services Holdings, Inc.*	20	155
Maxeon Solar Technologies Ltd.*	44	147
Vertex Energy, Inc.*	99	139
Mammoth Energy Services, Inc.*	35	127
PrimeEnergy Resources Corp.*	1	100
Empire Petroleum Corp.*	18	92
Ramaco Resources, Inc. — Class B	7	88
Verde Clean Fuels, Inc.*	1	4
Total Energy		283,185

Basic Materials - 1.9%
Commercial Metals Co.	176	10,344
ATI, Inc.*	194	9,927
Cabot Corp.	82	7,560
Balchem Corp.	48	7,438

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Arcadium Lithium plc*	1,554	$6,698
HB Fuller Co.	82	6,539
Avient Corp.	136	5,902
Carpenter Technology Corp.	73	5,214
Innospec, Inc.	38	4,900
Sensient Technologies Corp.	64	4,428
Hecla Mining Co.	920	4,425
Constellium SE*	195	4,311
Quaker Chemical Corp.	21	4,310
Minerals Technologies, Inc.	50	3,764
Uranium Energy Corp.*	553	3,733
Sylvamo Corp.	54	3,334
Tronox Holdings plc — Class A	180	3,123
Rogers Corp.*	26	3,086
Stepan Co.	33	2,971
Ingevity Corp.*	55	2,624
Hawkins, Inc.	30	2,304
Kaiser Aluminum Corp.	25	2,234
Orion S.A.	86	2,023
Coeur Mining, Inc.*	498	1,877
Perimeter Solutions S.A.*	233	1,729
Koppers Holdings, Inc.	31	1,710
Worthington Steel, Inc.	47	1,685
Ecovyst, Inc.*	140	1,561
Mativ Holdings, Inc.	83	1,556
Energy Fuels, Inc.*	242	1,522
Century Aluminum Co.*	81	1,247
AdvanSix, Inc.	41	1,173
Haynes International, Inc.	19	1,142
Novagold Resources, Inc.*	371	1,113
Encore Energy Corp.*	218	955
United States Lime & Minerals, Inc.	3	894
Ivanhoe Electric Incorporated / US*,1	87	853
Radius Recycling, Inc. — Class A	40	845
Lightwave Logic, Inc.*	177	828
Compass Minerals International, Inc.	52	818
Centrus Energy Corp. — Class A*	19	789
American Vanguard Corp.	42	544
Oil-Dri Corporation of America	7	522
Rayonier Advanced Materials, Inc.*	98	468
i-80 Gold Corp.*,1	296	397
Kronos Worldwide, Inc.	33	389
Piedmont Lithium, Inc.*	28	373
Codexis, Inc.*	102	356
Intrepid Potash, Inc.*	16	334
Caledonia Mining Corporation plc	25	277
Perpetua Resources Corp.*	57	237
Trinseo plc	54	204
Dakota Gold Corp.*	83	197
Danimer Scientific, Inc.*	135	147
Glatfelter Corp.*	68	136
Contango ORE, Inc.*	6	119
Origin Materials, Inc.*	176	90
5E Advanced Materials, Inc.*	61	82
Valhi, Inc.	4	69
NioCorp Developments Ltd.*	3	8
Total Basic Materials		138,438
Communications - 1.8%
DigitalBridge Group, Inc.	244	4,702
Q2 Holdings, Inc.*	86	4,520
TEGNA, Inc.	298	4,452
Ziff Davis, Inc.*	69	4,350
Cogent Communications Holdings, Inc.	66	4,312
InterDigital, Inc.	39	4,152
Credo Technology Group Holding Ltd.*	187	3,962
Yelp, Inc. — Class A*	100	3,940
Cargurus, Inc.*	145	3,347
ePlus, Inc.*	41	3,220
Squarespace, Inc. — Class A*	86	3,134
Viavi Solutions, Inc.*	333	3,027
Calix, Inc.*	90	2,984
Perficient, Inc.*	52	2,927
Hims & Hers Health, Inc.*	189	2,924
EchoStar Corp. — Class A*	185	2,636
Beyond, Inc.*	70	2,514
Opendoor Technologies, Inc.*	822	2,491
Telephone & Data Systems, Inc.	152	2,435
Lumen Technologies, Inc.*	1,517	2,366
Upwork, Inc.*	190	2,329
Harmonic, Inc.*	170	2,285
Extreme Networks, Inc.*	192	2,216
Magnite, Inc.*	206	2,214
Sphere Entertainment Co.*	40	1,963
Sprinklr, Inc. — Class A*	155	1,902
Infinera Corp.*	306	1,845
Bumble, Inc. — Class A*	156	1,771
Cars.com, Inc.*	102	1,752
Shutterstock, Inc.	38	1,741
Globalstar, Inc.*	1,039	1,527
A10 Networks, Inc.	108	1,478
Scholastic Corp.	39	1,471
Liberty Latin America Ltd. — Class C*	210	1,468
QuinStreet, Inc.*	80	1,413
Couchbase, Inc.*	52	1,368
Revolve Group, Inc.*,1	63	1,334
TechTarget, Inc.*	40	1,323
Shenandoah Telecommunications Co.	74	1,285
Thryv Holdings, Inc.*	48	1,067
HealthStream, Inc.	38	1,013
Figs, Inc. — Class A*	196	976
Open Lending Corp. — Class A*	153	958
Clear Channel Outdoor Holdings, Inc.*	564	931
IDT Corp. — Class B	24	907
Gogo, Inc.*	102	896
Gray Television, Inc.	127	803
Cardlytics, Inc.*	52	753
Stagwell, Inc.*	119	740
NETGEAR, Inc.*	43	678
Vivid Seats, Inc. — Class A*	113	677
Sinclair, Inc.	50	673
fuboTV, Inc.*	426	673
MediaAlpha, Inc. — Class A*	33	672
ADTRAN Holdings, Inc.	120	653
Eventbrite, Inc. — Class A*	119	652

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Aviat Networks, Inc.*	17	$652
Liquidity Services, Inc.*	35	651
Clearfield, Inc.*	21	648
Anterix, Inc.*	19	639
Grindr, Inc.*	63	638
EverQuote, Inc. — Class A*	33	612
AMC Networks, Inc. — Class A*	49	594
Advantage Solutions, Inc.*	133	576
Boston Omaha Corp. — Class A*	35	541
Gannett Company, Inc.*	220	537
ATN International, Inc.	17	536
Preformed Line Products Co.	4	515
Nextdoor Holdings, Inc.*	224	504
AST SpaceMobile, Inc.*	173	502
Consolidated Communications Holdings, Inc.*	113	488
Applied Digital Corp.*,1	104	445
1-800-Flowers.com, Inc. — Class A*	40	433
Spok Holdings, Inc.	27	431
Ribbon Communications, Inc.*	133	426
CommScope Holding Company, Inc.*	317	415
Liberty Latin America Ltd. — Class A*	53	369
EW Scripps Co. — Class A*	91	358
Stitch Fix, Inc. — Class A*	129	340
iHeartMedia, Inc. — Class A*	158	330
OptimizeRx Corp.*	26	316
Ooma, Inc.*	36	307
Tucows, Inc. — Class A*	15	278
WideOpenWest, Inc.*	76	275
Lands’ End, Inc.*	25	272
Nerdy, Inc.*	91	265
Blade Air Mobility, Inc.*	89	254
BlackSky Technology, Inc.*	180	245
BARK, Inc.*	190	236
Townsquare Media, Inc. — Class A	18	198
ContextLogic, Inc. — Class A*	34	193
Terran Orbital Corp.*	131	172
DHI Group, Inc.*	65	166
Mondee Holdings, Inc.*,1	71	164
Luna Innovations, Inc.*	50	160
Entravision Communications Corp. — Class A	92	151
KVH Industries, Inc.*	29	148
Gambling.com Group Ltd.*	16	146
CarParts.com, Inc.*	82	133
Allbirds, Inc. — Class A*	147	102
Cambium Networks Corp.*	19	82
Solo Brands, Inc. — Class A*	33	72
DZS, Inc.*,1	34	45
Urban One, Inc.*	20	41
Value Line, Inc.	1	40
Urban One, Inc.*	14	38
Total Communications		131,481

Utilities - 1.4%
Southwest Gas Holdings, Inc.	93	7,080
Brookfield Infrastructure Corp. — Class A	181	6,523
Portland General Electric Co.	154	6,468
New Jersey Resources Corp.	146	6,265
Black Hills Corp.	102	5,569
Ormat Technologies, Inc.	81	5,361
Otter Tail Corp.	62	5,357
ONE Gas, Inc.	83	5,356
ALLETE, Inc.	87	5,189
PNM Resources, Inc.	129	4,856
Spire, Inc.	79	4,848
Northwestern Energy Group, Inc.	92	4,686
MGE Energy, Inc.	56	4,408
Avista Corp.	116	4,062
American States Water Co.	56	4,045
California Water Service Group	87	4,044
Chesapeake Utilities Corp.	32	3,434
SJW Group	48	2,716
Northwest Natural Holding Co.	55	2,047
Middlesex Water Co.	27	1,418
Unitil Corp.	25	1,309
Ameresco, Inc. — Class A*	50	1,207
York Water Co.	22	798
Consolidated Water Company Ltd.	23	674
Artesian Resources Corp. — Class A	14	520
Altus Power, Inc.*	98	468
Genie Energy Ltd. — Class B	30	452
RGC Resources, Inc.	12	243
Global Water Resources, Inc.	18	231
FTC Solar, Inc.*	97	52
Total Utilities		99,686

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	42	1,244

Total Common Stocks
(Cost $3,775,027)		4,026,408

RIGHTS† - 0.0%
Consumer, Non-cyclical - 0.0%
Cartesian Therapeutics Inc.*
Expires 09/15/24	179	—
Tobira Therapeutics, Inc.*,†††	14	—
Novartis AG*,†††
	100	—
Total Consumer, Non-cyclical		—

Energy - 0.0%
Empire Petroleum Corp.*
Expires 04/03/24	18	—
Total Rights
(Cost $39)		—

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 16.7%
Guggenheim Strategy Fund II2	25,618	$630,196
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	56,061	555,568
Total Mutual Funds
(Cost $1,183,372)		1,185,764

	Face Amount
U.S. TREASURY BILLS†† - 4.6%
U.S. Treasury Bills
5.25% due 04/23/24[3,4]	$300,000	299,034
5.17% due 04/16/24[4,5]	32,000	31,930
Total U.S. Treasury Bills
(Cost $330,967)		330,964

REPURCHASE AGREEMENTS††,6 - 19.0%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24[3]	780,743	780,743
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24[3]	300,286	300,286
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24[3]	272,183	272,183
Total Repurchase Agreements
(Cost $1,353,212)		1,353,212

SECURITIES LENDING COLLATERAL†,7 - 0.7%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[8]	46,537	$46,537
Total Securities Lending Collateral
(Cost $46,537)		46,537

Total Investments - 97.5%
(Cost $6,689,154)		$6,942,885
Other Assets & Liabilities, net - 2.5%		179,082
Total Net Assets - 100.0%		$7,121,967

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	5	Jun 2024	$536,275	$13,073

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Russell 2000 Index	Pay	5.78% (SOFR + 0.45%)	At Maturity	06/25/24	1,564	$3,322,478	$137,437
BNP Paribas	Russell 2000 Index	Pay	5.53% (Federal Funds Rate + 0.20%)	At Maturity	06/26/24	711	1,510,561	35,313
Goldman Sachs International	Russell 2000 Index	Pay	5.43% (Federal Funds Rate + 0.10%)	At Maturity	06/26/24	609	1,294,206	27,220
							$6,127,245	$199,970

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® 1.5x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2024.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2024.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2024.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices		Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs		Total
Common Stocks	$4,026,408		$—	*	$—		$4,026,408
Rights	—	*	—	*	—	*	—
Mutual Funds	1,185,764		—		—		1,185,764
U.S. Treasury Bills	—		330,964		—		330,964
Repurchase Agreements	—		1,353,212		—		1,353,212
Securities Lending Collateral	46,537		—		—		46,537
Equity Futures Contracts**	13,073		—		—		13,073
Equity Index Swap Agreements**	—		199,970		—		199,970
Total Assets	$5,271,782		$1,884,146		$—		$7,155,928

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
RUSSELL 2000® 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Guggenheim Strategy Funds”), each of which are open-end management investment companies managed by GI. The Guggenheim Strategy Funds, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Guggenheim Strategy Funds pay no investment management fees. The Guggenheim Strategy Funds’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$620,207	$—	$—	$—	$9,989	$630,196	25,618	$34,755
Guggenheim Ultra Short Duration Fund — Institutional Class	743,330	—	(200,000)	(4,303)	16,541	555,568	56,061	34,925
	$1,363,537	$—	$(200,000)	$(4,303)	$26,530	$1,185,764		$69,680

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments in unaffiliated issuers, at value - including $43,997 of securities loaned (cost $4,152,570)	$4,403,909
Investments in affiliated issuers, at value (cost $1,183,372)	1,185,764
Repurchase agreements, at value (cost $1,353,212)	1,353,212
Cash	4,515
Segregated cash with broker	23,841
Unrealized appreciation on OTC swap agreements	199,970
Receivables:
Dividends	9,298
Fund shares sold	4,200
Securities sold	3,217
Variation margin on futures contracts	1,675
Interest	798
Securities lending income	161
Total assets	7,190,560

Liabilities:
Payable for:
Return of securities lending collateral	46,537
Swap settlement	5,859
Management fees	5,117
Transfer agent fees	2,721
Distribution and service fees	1,536
Portfolio accounting and administration fees	305
Trustees’ fees*	64
Fund shares redeemed	8
Miscellaneous	6,446
Total liabilities	68,593
Net assets	$7,121,967

Net assets consist of:
Paid in capital	$9,371,248
Total distributable earnings (loss)	(2,249,281)
Net assets	$7,121,967
Class A:
Net assets	$983,575
Capital shares outstanding	17,914
Net asset value per share	$54.91
Maximum offering price per share (Net asset value divided by 95.25%)	$57.65
Class C:
Net assets	$134,825
Capital shares outstanding	3,408
Net asset value per share	$39.56
Class H:
Net assets	$6,003,567
Capital shares outstanding	110,057
Net asset value per share	$54.55

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $86)	$53,879
Dividends from securities of affiliated issuers	69,680
Interest	69,631
Income from securities lending, net	1,924
Total investment income	195,114

Expenses:
Management fees	58,510
Distribution and service fees:
Class A	2,212
Class C	372
Class H	13,948
Transfer agent fees	14,187
Portfolio accounting and administration fees	9,910
Registration fees	6,075
Professional fees	3,081
Interest expense	1,272
Trustees’ fees*	1,077
Custodian fees	1,073
Line of credit fees	17
Miscellaneous	3,912
Total expenses	115,646
Less:
Expenses reimbursed by Adviser	(5,436)
Expenses waived by Adviser	(1,601)
Total waived/reimbursed expenses	(7,037)
Net expenses	108,609
Net investment income	86,505

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(47,380)
Investments in affiliated issuers	(4,303)
Swap agreements	558,084
Futures contracts	132,501
Net realized gain	638,902
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	665,527
Investments in affiliated issuers	26,530
Swap agreements	99,177
Futures contracts	(9,766)
Net change in unrealized appreciation (depreciation)	781,468
Net realized and unrealized gain	1,420,370
Net increase in net assets resulting from operations	$1,506,875

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$86,505	$35,061
Net realized gain (loss) on investments	638,902	(1,612,885)
Net change in unrealized appreciation (depreciation) on investments	781,468	(648,288)
Net increase (decrease) in net assets resulting from operations	1,506,875	(2,226,112)

Distributions to shareholders:
Class A	(1,949)	—
Class C	(43)	—
Class H	(12,432)	—
Total distributions to shareholders	(14,424)	—

Capital share transactions:
Proceeds from sale of shares
Class A	207,195	77,416
Class C	524,610	10,638
Class H	3,917,573	3,226,589
Distributions reinvested
Class A	1,880	—
Class C	43	—
Class H	12,382	—
Cost of shares redeemed
Class A	(303,541)	(186,855)
Class C	(437,323)	(14,659)
Class H	(4,495,631)	(4,670,676)
Net decrease from capital share transactions	(572,812)	(1,557,547)
Net increase (decrease) in net assets	919,639	(3,783,659)

Net assets:
Beginning of year	6,202,328	9,985,987
End of year	$7,121,967	$6,202,328

Capital share activity:
Shares sold
Class A	4,576	1,603
Class C	14,942	331
Class H	88,623	67,658
Shares issued from reinvestment of distributions
Class A	41	—
Class C	1	—
Class H	270	—
Shares redeemed
Class A	(6,512)	(4,203)
Class C	(12,255)	(455)
Class H	(99,091)	(101,899)
Net decrease in shares	(9,405)	(36,965)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$44.36	$56.57	$101.22	$39.16	$63.62
Income (loss) from investment operations:
Net investment income (loss)[a]	.61	.22	(1.02)	(.94)	.32
Net gain (loss) on investments (realized and unrealized)	10.05	(12.43)	(7.02)	63.25	(24.78)
Total from investment operations	10.66	(12.21)	(8.04)	62.31	(24.46)
Less distributions from:
Net investment income	(.11)	—	—	(.25)	—
Net realized gains	—	—	(36.61)	—	—
Total distributions	(.11)	—	(36.61)	(.25)	—
Net asset value, end of period	$54.91	$44.36	$56.57	$101.22	$39.16

Total Return[b]	24.07%	(21.58%)	(11.85%)	159.26%	(38.45%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$984	$879	$1,268	$1,749	$948
Ratios to average net assets:
Net investment income (loss)	1.32%	0.48%	(1.18%)	(1.40%)	0.50%
Total expenses[c]	1.77%	1.75%	1.71%	1.79%	1.82%
Net expenses[d]	1.67%	1.69%	1.68%	1.77%	1.76%
Portfolio turnover rate	8%	9%	62%	—	93%

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$32.26	$41.41	$84.58	$32.98	$54.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	(.09)	(1.28)	(1.27)	(.12)
Net gain (loss) on investments (realized and unrealized)	7.12	(9.06)	(5.28)	53.12	(20.90)
Total from investment operations	7.41	(9.15)	(6.56)	51.85	(21.02)
Less distributions from:
Net investment income	(.11)	—	—	(.25)	—
Net realized gains	—	—	(36.61)	—	—
Total distributions	(.11)	—	(36.61)	(.25)	—
Net asset value, end of period	$39.56	$32.26	$41.41	$84.58	$32.98

Total Return[b]	23.13%	(22.10%)	(12.52%)	157.38%	(38.93%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$135	$23	$35	$75	$22
Ratios to average net assets:
Net investment income (loss)	0.82%	(0.27%)	(1.93%)	(2.16%)	(0.22%)
Total expenses[c]	2.49%	2.50%	2.46%	2.52%	2.57%
Net expenses[d]	2.38%	2.44%	2.43%	2.50%	2.51%
Portfolio turnover rate	8%	9%	62%	—	93%

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$44.08	$56.20	$100.81	$39.00	$63.37
Income (loss) from investment operations:
Net investment income (loss)[a]	.61	.21	(.98)	(.98)	.09
Net gain (loss) on investments (realized and unrealized)	9.97	(12.33)	(7.02)	63.04	(24.46)
Total from investment operations	10.58	(12.12)	(8.00)	62.06	(24.37)
Less distributions from:
Net investment income	(.11)	—	—	(.25)	—
Net realized gains	—	—	(36.61)	—	—
Total distributions	(.11)	—	(36.61)	(.25)	—
Net asset value, end of period	$54.55	$44.08	$56.20	$100.81	$39.00

Total Return	24.07%	(21.57%)	(11.86%)	159.27%	(38.46%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,004	$5,300	$8,683	$9,482	$3,347
Ratios to average net assets:
Net investment income (loss)	1.34%	0.46%	(1.17%)	(1.42%)	0.14%
Total expenses[c]	1.77%	1.75%	1.71%	1.78%	1.84%
Net expenses[d]	1.67%	1.69%	1.68%	1.76%	1.80%
Portfolio turnover rate	8%	9%	62%	—	93%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

RUSSELL 2000® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000® Index (the “underlying index”).

For the Reporting Period, Russell 2000® Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the Russell 2000 Index. Russell 2000® Fund Class H returned 17.77%, while the Russell 2000 Index returned 19.71% over the same time period.

The sectors that contributed the most to the return of the underlying index were Industrials, Information Technology, and Financials. The only sectors that detracted were Utilities and Communication Services.

The holdings that contributed the most to the return of the underlying index were Super Micro Computer, Inc., MicroStrategy, Inc. – Class A, and ImmunoGen, Inc. Those that detracted the most were Fox Factory Holding Corp., Revance Therapeutics, Inc., and Arcadium Lithium Plc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Class A	May 31, 2006
Class C	May 31, 2006
Class H	May 31, 2006

Ten Largest Holdings	% of Total Net Assets
Vanguard Russell 2000 ETF	3.7%
iShares Russell 2000 Index ETF	3.7%
Super Micro Computer, Inc.	1.1%
MicroStrategy, Inc. — Class A	0.5%
Comfort Systems USA, Inc.	0.2%
elf Beauty, Inc.	0.2%
Light & Wonder, Inc. — Class A	0.2%
Carvana Co.	0.2%
Onto Innovation, Inc.	0.2%
Simpson Manufacturing Company, Inc.	0.2%
Top Ten Total	10.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

116 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	17.77%	6.35%	5.78%
Class A Shares with sales charge†	12.18%	5.32%	5.27%
Class C Shares	16.91%	5.54%	4.99%
Class C Shares with CDSC‡	15.91%	5.54%	4.99%
Class H Shares	17.77%	6.36%	5.78%
Russell 2000 Index	19.71%	8.10%	9.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Class A shares and Class H shares only performance for Class C shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS	March 31, 2024
RUSSELL 2000® FUND

	Shares	Value
COMMON STOCKS† - 55.2%

Consumer, Non-cyclical - 12.8%
elf Beauty, Inc.*	404	$79,196
Viking Therapeutics, Inc.*	766	62,812
API Group Corp.*	1,565	61,458
BellRing Brands, Inc.*	987	58,263
Vaxcyte, Inc.*	790	53,965
HealthEquity, Inc.*	638	52,080
Ensign Group, Inc.	408	50,763
Cytokinetics, Inc.*	707	49,568
Sprouts Farmers Market, Inc.*	762	49,134
Intra-Cellular Therapies, Inc.*	701	48,509
Blueprint Medicines Corp.*	455	43,161
Option Care Health, Inc.*	1,254	42,059
Halozyme Therapeutics, Inc.*	971	39,500
Marathon Digital Holdings, Inc.*,1	1,676	37,844
StoneCo Ltd. — Class A*	2,178	36,177
Herc Holdings, Inc.	212	35,680
REVOLUTION Medicines, Inc.*	1,043	33,616
Alkermes plc*	1,241	33,594
Glaukos Corp.*	356	33,567
Merit Medical Systems, Inc.*	425	32,194
Haemonetics Corp.*	375	32,006
TriNet Group, Inc.	241	31,930
Lantheus Holdings, Inc.*	509	31,680
Brink’s Co.	334	30,855
Cleanspark, Inc.*	1,442	30,585
Coca-Cola Consolidated, Inc.	36	30,471
Lancaster Colony Corp.	146	30,314
Alight, Inc. — Class A*	3,017	29,717
Madrigal Pharmaceuticals, Inc.*	111	29,641
Insperity, Inc.	268	29,376
Integer Holdings Corp.*	248	28,937
Krystal Biotech, Inc.*	162	28,825
Insmed, Inc.*	1,041	28,242
CBIZ, Inc.*	359	28,182
Biohaven Ltd.*	511	27,947
Prestige Consumer Healthcare, Inc.*	373	27,065
Bridgebio Pharma, Inc.*	869	26,869
iRhythm Technologies, Inc.*	229	26,564
Alarm.com Holdings, Inc.*	358	25,944
WD-40 Co.	102	25,838
Neogen Corp.*	1,630	25,721
Axonics, Inc.*	372	25,657
Korn Ferry	390	25,646
Iovance Biotherapeutics, Inc.*	1,728	25,609
Amicus Therapeutics, Inc.*	2,125	25,032
SpringWorks Therapeutics, Inc.*	508	25,004
Arrowhead Pharmaceuticals, Inc.*	868	24,825
Select Medical Holdings Corp.	778	23,457
Simply Good Foods Co.*	679	23,106
Crinetics Pharmaceuticals, Inc.*	489	22,890
Progyny, Inc.*	596	22,737
LivaNova plc*	406	22,712
Cerevel Therapeutics Holdings, Inc.*	527	22,276
RadNet, Inc.*	452	21,994
Ideaya Biosciences, Inc.*	492	21,589
Primo Water Corp.	1,171	21,324
Axsome Therapeutics, Inc.*	267	21,307
ICF International, Inc.	140	21,088
Marqeta, Inc. — Class A*	3,528	21,027
ABM Industries, Inc.	471	21,016
Helen of Troy Ltd.*	179	20,628
Apogee Therapeutics, Inc.*	309	20,533
Remitly Global, Inc.*	990	20,533
Arcellx, Inc.*	288	20,030
Stride, Inc.*	317	19,987
Graham Holdings Co. — Class B	26	19,960
Flywire Corp.*	801	19,873
Celldex Therapeutics, Inc.*	465	19,516
EVERTEC, Inc.	489	19,511
Inter Parfums, Inc.	137	19,250
Inari Medical, Inc.*	393	18,856
Vericel Corp.*	356	18,519
Beam Therapeutics, Inc.*	558	18,436
Intellia Therapeutics, Inc.*	669	18,404
Denali Therapeutics, Inc.*	896	18,386
CONMED Corp.	229	18,338
Cal-Maine Foods, Inc.	309	18,185
AMN Healthcare Services, Inc.*	287	17,940
Strategic Education, Inc.	169	17,596
Riot Platforms, Inc.*	1,434	17,552
TransMedics Group, Inc.*	237	17,524
Oscar Health, Inc. — Class A*	1,174	17,457
Guardant Health, Inc.*	845	17,432
CorVel Corp.*	66	17,355
Patterson Companies, Inc.	625	17,281
Surgery Partners, Inc.*	570	17,003
ACADIA Pharmaceuticals, Inc.*	919	16,992
Rhythm Pharmaceuticals, Inc.*	390	16,899
LiveRamp Holdings, Inc.*	483	16,664
J & J Snack Foods Corp.	114	16,480
TG Therapeutics, Inc.*	1,041	15,834
PTC Therapeutics, Inc.*	537	15,621
Arvinas, Inc.*	373	15,398
Owens & Minor, Inc.*	555	15,379
Corcept Therapeutics, Inc.*	609	15,341
Adtalem Global Education, Inc.*	293	15,060
PROCEPT BioRobotics Corp.*	304	15,024
Nuvalent, Inc. — Class A*	200	15,018
NeoGenomics, Inc.*	953	14,981
Twist Bioscience Corp.*	432	14,822
TreeHouse Foods, Inc.*	380	14,801
Edgewell Personal Care Co.	373	14,413
Laureate Education, Inc. — Class A	980	14,279
Central Garden & Pet Co. — Class A*	386	14,251
STAAR Surgical Co.*	369	14,125
Upbound Group, Inc.	400	14,084
Syndax Pharmaceuticals, Inc.*	589	14,018
Andersons, Inc.	244	13,998
Coursera, Inc.*	988	13,852
Avidity Biosciences, Inc.*	536	13,679

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® FUND

	Shares	Value
Astrana Health, Inc.*	325	$13,647
CoreCivic, Inc.*	863	13,471
Huron Consulting Group, Inc.*	139	13,430
UFP Technologies, Inc.*	53	13,367
Legalzoom.com, Inc.*	1,000	13,340
Catalyst Pharmaceuticals, Inc.*	833	13,278
Immunovant, Inc.*	409	13,215
Myriad Genetics, Inc.*	613	13,069
Vera Therapeutics, Inc.*	300	12,936
GEO Group, Inc.*	906	12,793
Rocket Pharmaceuticals, Inc.*	473	12,743
Supernus Pharmaceuticals, Inc.*	373	12,723
Keros Therapeutics, Inc.*	192	12,710
Inmode Ltd.*	588	12,707
Dyne Therapeutics, Inc.*	442	12,548
US Physical Therapy, Inc.	111	12,529
Geron Corp.*	3,774	12,454
Amphastar Pharmaceuticals, Inc.*	282	12,383
Agios Pharmaceuticals, Inc.*	421	12,310
Addus HomeCare Corp.*	119	12,297
Veracyte, Inc.*	552	12,232
Dynavax Technologies Corp.*	983	12,199
Vector Group Ltd.	1,104	12,100
Cimpress plc*	135	11,949
Protagonist Therapeutics, Inc.*	409	11,832
Ardelyx, Inc.*	1,616	11,797
Akero Therapeutics, Inc.*	464	11,721
Kymera Therapeutics, Inc.*	288	11,578
PROG Holdings, Inc.	334	11,503
Alpine Immune Sciences, Inc.*	287	11,377
AtriCure, Inc.*,1	353	10,738
RxSight, Inc.*	206	10,626
ADMA Biologics, Inc.*	1,598	10,547
Kura Oncology, Inc.*	489	10,430
MGP Ingredients, Inc.	120	10,336
Recursion Pharmaceuticals, Inc. — Class A*,1	1,035	10,319
John Wiley & Sons, Inc. — Class A	269	10,257
Krispy Kreme, Inc.	665	10,131
Pacira BioSciences, Inc.*	346	10,110
Utz Brands, Inc.	547	10,087
Chefs’ Warehouse, Inc.*	267	10,055
Omnicell, Inc.*	341	9,967
LeMaitre Vascular, Inc.	150	9,954
Kforce, Inc.	141	9,943
Payoneer Global, Inc.*	2,012	9,778
Xencor, Inc.*	440	9,737
Quanex Building Products Corp.	251	9,646
Alphatec Holdings, Inc.*	695	9,584
Collegium Pharmaceutical, Inc.*	244	9,472
Universal Corp.	183	9,465
Ligand Pharmaceuticals, Inc. — Class B*	126	9,211
Morphic Holding, Inc.*	261	9,187
4D Molecular Therapeutics, Inc.*	288	9,176
Ironwood Pharmaceuticals, Inc. — Class A*	1,052	9,163
Inhibrx, Inc.*	261	9,125
National Healthcare Corp.	95	8,978
MannKind Corp.*	1,948	8,824
Perdoceo Education Corp.	489	8,587
National Beverage Corp.*	180	8,543
Brookdale Senior Living, Inc. — Class A*	1,276	8,434
AdaptHealth Corp.*	725	8,345
Arlo Technologies, Inc.*	658	8,324
Ingles Markets, Inc. — Class A	107	8,205
Harmony Biosciences Holdings, Inc.*	241	8,093
Weis Markets, Inc.	125	8,050
Tarsus Pharmaceuticals, Inc.*	218	7,924
Ocular Therapeutix, Inc.*	864	7,862
Edgewise Therapeutics, Inc.*,1	431	7,861
Day One Biopharmaceuticals, Inc.*	475	7,847
Prothena Corporation plc*	315	7,803
SP Plus Corp.*	149	7,781
CRA International, Inc.	52	7,778
CG oncology, Inc.*	174	7,639
ANI Pharmaceuticals, Inc.*	110	7,604
Arcus Biosciences, Inc.*	400	7,552
Herbalife Ltd.*	750	7,538
Sage Therapeutics, Inc.*	401	7,515
Scholar Rock Holding Corp.*	418	7,424
BioCryst Pharmaceuticals, Inc.*	1,438	7,305
John B Sanfilippo & Son, Inc.	68	7,202
Pacific Biosciences of California, Inc.*	1,912	7,170
Udemy, Inc.*	651	7,148
Sana Biotechnology, Inc.*	708	7,080
Healthcare Services Group, Inc.*	565	7,051
Matthews International Corp. — Class A	226	7,024
Monro, Inc.	222	7,002
Avanos Medical, Inc.*	351	6,988
Zentalis Pharmaceuticals, Inc.*	440	6,934
Vita Coco Company, Inc.*	282	6,889
89bio, Inc.*	591	6,879
MacroGenics, Inc.*	462	6,801
Deluxe Corp.	330	6,795
Repay Holdings Corp.*	617	6,787
First Advantage Corp.	415	6,731
Fresh Del Monte Produce, Inc.	258	6,685
MiMedx Group, Inc.*	866	6,668
Innoviva, Inc.*	436	6,645
Verve Therapeutics, Inc.*	493	6,547
Chegg, Inc.*	858	6,495
REGENXBIO, Inc.*	308	6,490
Dole plc	543	6,478
Vir Biotechnology, Inc.*	635	6,433
Pediatrix Medical Group, Inc.*	639	6,409
Pliant Therapeutics, Inc.*	429	6,392
Artivion, Inc.*	299	6,327
Quanterix Corp.*	267	6,291
Deciphera Pharmaceuticals, Inc.*	397	6,245
Transcat, Inc.*	56	6,240
Barrett Business Services, Inc.	49	6,209
B&G Foods, Inc.	540	6,178

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® FUND

	Shares	Value
Cytek Biosciences, Inc.*	920	$6,173
Cassava Sciences, Inc.*	302	6,128
Viad Corp.*	155	6,121
Kelly Services, Inc. — Class A	242	6,060
Sabre Corp.*	2,494	6,035
Arcturus Therapeutics Holdings, Inc.*	177	5,977
ZipRecruiter, Inc. — Class A*	520	5,975
Arcutis Biotherapeutics, Inc.*	591	5,857
Embecta Corp.	438	5,812
EyePoint Pharmaceuticals, Inc.*	279	5,767
Relay Therapeutics, Inc.*	685	5,685
Amneal Pharmaceuticals, Inc.*	925	5,606
Viridian Therapeutics, Inc.*	320	5,603
Vital Farms, Inc.*	232	5,394
Silk Road Medical, Inc.*	292	5,349
Hain Celestial Group, Inc.*	679	5,337
Varex Imaging Corp.*	294	5,321
Liquidia Corp.*	360	5,310
SpartanNash Co.	262	5,295
Astria Therapeutics, Inc.*	373	5,250
Accolade, Inc.*	500	5,240
Nurix Therapeutics, Inc.*	355	5,218
Aurinia Pharmaceuticals, Inc.*	1,027	5,145
United Natural Foods, Inc.*	443	5,090
Heidrick & Struggles International, Inc.	150	5,049
Cass Information Systems, Inc.	104	5,010
LifeStance Health Group, Inc.*	805	4,967
Janux Therapeutics, Inc.*	131	4,932
BioLife Solutions, Inc.*	264	4,897
Cross Country Healthcare, Inc.*	261	4,886
SunOpta, Inc.*	689	4,733
Mirum Pharmaceuticals, Inc.*	188	4,723
Fate Therapeutics, Inc.*	643	4,720
Kiniksa Pharmaceuticals Ltd. — Class A*	238	4,696
Atrion Corp.	10	4,636
Hackett Group, Inc.	190	4,617
Editas Medicine, Inc.*	620	4,600
Y-mAbs Therapeutics, Inc.*	279	4,537
ImmunityBio, Inc.*,1	835	4,484
Treace Medical Concepts, Inc.*	343	4,476
Enhabit, Inc.*	382	4,450
Evolus, Inc.*	314	4,396
BrightSpring Health Services, Inc.*	403	4,381
Mission Produce, Inc.*	368	4,368
SI-BONE, Inc.*	264	4,322
National Research Corp. — Class A	109	4,318
Cabaletta Bio, Inc.*	253	4,316
Travere Therapeutics, Inc.*	553	4,264
Zymeworks, Inc.*	405	4,261
Pennant Group, Inc.*	216	4,240
CareDx, Inc.*	395	4,183
USANA Health Sciences, Inc.*	86	4,171
Castle Biosciences, Inc.*	188	4,164
Paragon 28, Inc.*	333	4,113
V2X, Inc.*	88	4,110
ORIC Pharmaceuticals, Inc.*	296	4,070
Nuvation Bio, Inc.*	1,105	4,022
Longboard Pharmaceuticals, Inc.*	186	4,018
Cogent Biosciences, Inc.*	597	4,012
Universal Technical Institute, Inc.*	249	3,969
Ennis, Inc.	193	3,958
ACCO Brands Corp.	701	3,933
I3 Verticals, Inc. — Class A*	171	3,914
Nevro Corp.*	269	3,884
Paysafe Ltd.*	246	3,884
Orthofix Medical, Inc.*	267	3,877
OmniAb, Inc.*	707	3,832
Altimmune, Inc.*	375	3,817
Turning Point Brands, Inc.	130	3,809
PetIQ, Inc.*	207	3,784
BrightView Holdings, Inc.*	314	3,737
Beyond Meat, Inc.*	450	3,726
OPKO Health, Inc.*,1	3,056	3,667
ACELYRIN, Inc.*	543	3,665
Calavo Growers, Inc.	131	3,643
Summit Therapeutics, Inc.*	879	3,639
Annexon, Inc.*	504	3,614
Cargo Therapeutics, Inc.*	161	3,594
Disc Medicine, Inc.*	57	3,549
OrthoPediatrics Corp.*	120	3,499
Franklin Covey Co.*	88	3,455
Marinus Pharmaceuticals, Inc.*	378	3,417
Mersana Therapeutics, Inc.*	758	3,396
Nano-X Imaging Ltd.*,1	346	3,380
Fulgent Genetics, Inc.*	155	3,364
European Wax Center, Inc. — Class A*	259	3,362
OraSure Technologies, Inc.*	546	3,358
Community Health Systems, Inc.*	954	3,339
Green Dot Corp. — Class A*	353	3,294
Theravance Biopharma, Inc.*	363	3,256
Resources Connection, Inc.	246	3,237
Zimvie, Inc.*	196	3,232
AnaptysBio, Inc.*	142	3,198
Caribou Biosciences, Inc.*	617	3,171
Central Garden & Pet Co.*	74	3,169
Novavax, Inc.*,1	661	3,160
Avid Bioservices, Inc.*	471	3,156
Revance Therapeutics, Inc.*	633	3,114
Enliven Therapeutics, Inc.*	177	3,113
Medifast, Inc.	81	3,104
Duckhorn Portfolio, Inc.*	333	3,100
Cullinan Oncology, Inc.*	181	3,084
Avita Medical, Inc.*	191	3,062
Surmodics, Inc.*	104	3,051
SIGA Technologies, Inc.	350	2,996
Lyell Immunopharma, Inc.*	1,317	2,937
Alector, Inc.*	482	2,902
TrueBlue, Inc.*	231	2,892
Tactile Systems Technology, Inc.*	177	2,876
Celcuity, Inc.*	131	2,830
Stoke Therapeutics, Inc.*	209	2,822
Anika Therapeutics, Inc.*	111	2,819

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® FUND

	Shares	Value
Sterling Check Corp.*	175	$2,814
Savara, Inc.*	564	2,809
Allogene Therapeutics, Inc.*	623	2,785
MaxCyte, Inc.*	663	2,778
WaVe Life Sciences Ltd.*	449	2,770
Adaptive Biotechnologies Corp.*	862	2,767
Carriage Services, Inc. — Class A	102	2,758
Beauty Health Co.*	621	2,757
Anavex Life Sciences Corp.*,1	534	2,718
Terawulf, Inc.*	1,026	2,698
Tango Therapeutics, Inc.*	339	2,692
HilleVax, Inc.*	161	2,677
Willdan Group, Inc.*	92	2,667
Enanta Pharmaceuticals, Inc.*	152	2,654
Taro Pharmaceutical Industries Ltd.*	62	2,625
Limoneira Co.	133	2,602
Pulmonx Corp.*	278	2,577
Sutro Biopharma, Inc.*	456	2,576
Target Hospitality Corp.*	237	2,576
iTeos Therapeutics, Inc.*	188	2,564
Harrow, Inc.*,1	193	2,553
Cerus Corp.*	1,346	2,544
Replimune Group, Inc.*	310	2,533
Custom Truck One Source, Inc.*	430	2,503
Axogen, Inc.*	309	2,494
Nkarta, Inc.*	229	2,475
Tejon Ranch Co.*	159	2,450
Distribution Solutions Group, Inc.*	69	2,448
Arbutus Biopharma Corp.*	947	2,443
Viemed Healthcare, Inc.*	259	2,442
iRadimed Corp.	55	2,420
DocGo, Inc.*	590	2,384
Atea Pharmaceuticals, Inc.*	582	2,351
Olema Pharmaceuticals, Inc.*	204	2,309
Entrada Therapeutics, Inc.*	162	2,296
Agiliti, Inc.*	225	2,277
Seneca Foods Corp. — Class A*	40	2,276
ModivCare, Inc.*	97	2,275
Biomea Fusion, Inc.*,1	151	2,257
Voyager Therapeutics, Inc.*	241	2,244
Xeris Biopharma Holdings, Inc.*	1,010	2,232
Westrock Coffee Co.*	216	2,231
UroGen Pharma Ltd.*	148	2,220
KalVista Pharmaceuticals, Inc.*	187	2,218
Aerovate Therapeutics, Inc.*	74	2,188
Heron Therapeutics, Inc.*	786	2,177
Terns Pharmaceuticals, Inc.*	325	2,132
Prime Medicine, Inc.*,1	300	2,100
Nature’s Sunshine Products, Inc.*	100	2,077
2seventy bio, Inc.*	381	2,038
RAPT Therapeutics, Inc.*	224	2,012
Phibro Animal Health Corp. — Class A	155	2,004
Inozyme Pharma, Inc.*	257	1,969
Ventyx Biosciences, Inc.*	355	1,953
Phathom Pharmaceuticals, Inc.*	182	1,933
Rigel Pharmaceuticals, Inc.*	1,298	1,921
Forrester Research, Inc.*	89	1,919
ARS Pharmaceuticals, Inc.*	184	1,880
Village Super Market, Inc. — Class A	65	1,860
Lincoln Educational Services Corp.*	180	1,859
Zynex, Inc.*	150	1,856
Utah Medical Products, Inc.	26	1,849
ALX Oncology Holdings, Inc.*	164	1,829
Alta Equipment Group, Inc.	141	1,826
Tenaya Therapeutics, Inc.*	347	1,815
Vanda Pharmaceuticals, Inc.*	429	1,763
Aaron’s Company, Inc.	234	1,755
Accuray, Inc.*	708	1,749
Tyra Biosciences, Inc.*	106	1,738
Gritstone bio, Inc.*	666	1,712
Lexicon Pharmaceuticals, Inc.*	703	1,687
AngioDynamics, Inc.*	286	1,679
Poseida Therapeutics, Inc.*	516	1,646
Aura Biosciences, Inc.*	208	1,633
Monte Rosa Therapeutics, Inc.*	231	1,629
Cipher Mining, Inc.*,1	316	1,627
FibroGen, Inc.*	690	1,621
Omeros Corp.*,1	462	1,594
Alico, Inc.	54	1,581
Actinium Pharmaceuticals, Inc.*	197	1,543
Neumora Therapeutics, Inc.*,1	112	1,540
Acacia Research Corp.*	288	1,535
Fennec Pharmaceuticals, Inc.*	138	1,535
CVRx, Inc.*	84	1,530
Organogenesis Holdings, Inc.*	533	1,514
Agenus, Inc.*	2,604	1,510
American Well Corp. — Class A*	1,861	1,509
Quantum-Si, Inc.*	764	1,505
Performant Financial Corp.*	511	1,502
MeiraGTx Holdings plc*	247	1,499
Zevra Therapeutics, Inc.*	258	1,496
Nathan’s Famous, Inc.	21	1,487
Precigen, Inc.*	1,025	1,486
Larimar Therapeutics, Inc.*	195	1,480
Lineage Cell Therapeutics, Inc.*	979	1,449
Humacyte, Inc.*	465	1,446
Inogen, Inc.*	177	1,428
Joint Corp.*	108	1,411
Generation Bio Co.*	344	1,400
CorMedix, Inc.*	330	1,399
Third Harmonic Bio, Inc.*	148	1,397
Ovid therapeutics, Inc.*	452	1,379
Compass Therapeutics, Inc.*	692	1,370
Mineralys Therapeutics, Inc.*	106	1,368
Coherus Biosciences, Inc.*	569	1,360
Waldencast plc — Class A*	208	1,352
Quipt Home Medical Corp.*	306	1,337
XOMA Corp.*	55	1,323
ArriVent Biopharma, Inc.*	74	1,322
X4 Pharmaceuticals, Inc.*	934	1,298
Karyopharm Therapeutics, Inc.*	859	1,297
Kodiak Sciences, Inc.*	246	1,294

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® FUND

	Shares	Value
Natural Grocers by Vitamin Cottage, Inc.	71	$1,281
Erasca, Inc.*	612	1,261
Harvard Bioscience, Inc.*	297	1,259
Quad/Graphics, Inc.	237	1,258
BRC, Inc. — Class A*	283	1,211
Lexeo Therapeutics, Inc.*	77	1,207
ClearPoint Neuro, Inc.*	174	1,183
InfuSystem Holdings, Inc.*	138	1,183
Merrimack Pharmaceuticals, Inc.*	79	1,167
BioAtla, Inc.*	336	1,156
Aldeyra Therapeutics, Inc.*	353	1,154
Butterfly Network, Inc.*	1,059	1,144
Nautilus Biotechnology, Inc.*	383	1,126
PepGen, Inc.*	76	1,117
Semler Scientific, Inc.*	38	1,110
scPharmaceuticals, Inc.*	219	1,099
Amylyx Pharmaceuticals, Inc.*	385	1,093
Trevi Therapeutics, Inc.*	316	1,090
SoundThinking, Inc.*	68	1,080
Information Services Group, Inc.	266	1,075
Sanara Medtech, Inc.*	29	1,073
Pulse Biosciences, Inc.*	123	1,071
HF Foods Group, Inc.*	306	1,071
23andMe Holding Co. — Class A*	1,975	1,051
Bluebird Bio, Inc.*	812	1,039
Foghorn Therapeutics, Inc.*,1	154	1,033
Design Therapeutics, Inc.*	249	1,003
Emergent BioSolutions, Inc.*	384	972
Verrica Pharmaceuticals, Inc.*	158	935
Aveanna Healthcare Holdings, Inc.*	375	934
Genelux Corp.*	141	907
CompoSecure, Inc. — Class A*,1	125	904
Cadiz, Inc.*	308	893
IGM Biosciences, Inc.*	91	878
Seer, Inc.*	445	845
PDS Biotechnology Corp.*	212	840
Citius Pharmaceuticals, Inc.*	932	836
Ispire Technology, Inc.*,1	134	821
Optinose, Inc.*	553	807
Emerald Holding, Inc.*	118	804
WW International, Inc.*	414	766
Century Therapeutics, Inc.*	178	744
Sangamo Therapeutics, Inc.*	1,094	733
Outlook Therapeutics, Inc.*	58	693
Tela Bio, Inc.*	120	680
Vor BioPharma, Inc.*	286	678
Omega Therapeutics, Inc.*	185	675
LENZ Therapeutics, Inc.	30	670
Aclaris Therapeutics, Inc.*	527	654
Assertio Holdings, Inc.*	673	646
Innovage Holding Corp.*	144	639
Scilex Holding Co.*	402	639
Allakos, Inc.*	504	635
Akoya Biosciences, Inc.*	134	629
FiscalNote Holdings, Inc.*	472	628
KORU Medical Systems, Inc.*	265	625
Biote Corp. — Class A*,1	106	615
Mural Oncology plc*	125	611
Cartesian Therapeutics, Inc.*	881	573
CPI Card Group, Inc.*	32	572
Seres Therapeutics, Inc.*	738	571
AirSculpt Technologies, Inc.*	92	565
ProKidney Corp.*	340	558
Adicet Bio, Inc.*	231	543
HireQuest, Inc.	41	531
NGM Biopharmaceuticals, Inc.*	331	526
Protalix BioTherapeutics, Inc.*	415	523
Atara Biotherapeutics, Inc.*	725	503
PMV Pharmaceuticals, Inc.*	293	498
Cue Biopharma, Inc.*	262	495
Kezar Life Sciences, Inc.*	541	488
Acrivon Therapeutics, Inc.*	66	472
Carisma Therapeutics, Inc.*,1	202	459
Priority Technology Holdings, Inc.*	134	438
Immuneering Corp. — Class A*	151	436
Rallybio Corp.*	232	429
Nuvectis Pharma, Inc.*	52	426
MarketWise, Inc.	241	417
Vigil Neuroscience, Inc.*	122	416
Forafric Global plc*	40	414
Bioxcel Therapeutics, Inc.*	145	409
Eagle Pharmaceuticals, Inc.*	78	409
Prelude Therapeutics, Inc.*	73	346
Beyond Air, Inc.*	193	336
Cara Therapeutics, Inc.*	355	323
P3 Health Partners, Inc.*	303	312
Aadi Bioscience, Inc.*	123	288
Benson Hill, Inc.*	1,314	263
Ocean Biomedical, Inc.*	66	250
Bakkt Holdings, Inc.*,1	529	243
2U, Inc.*	601	234
Allovir, Inc.*	310	234
Vaxxinity, Inc. — Class A*	323	232
Ikena Oncology, Inc.*	157	223
Zevia PBC — Class A*	189	221
Eyenovia, Inc.*	209	206
Cutera, Inc.*	124	182
Orchestra BioMed Holdings, Inc.*	31	163
Vicarious Surgical, Inc.*	532	160
Zura Bio Ltd.*	56	144
Rent the Runway, Inc. — Class A*	366	126
Reneo Pharmaceuticals, Inc.*	72	120
Bright Green Corp.*	458	111
CareMax, Inc.	19	92
BioVie, Inc.*	25	13
ATI Physical Therapy, Inc.*	1	6
Ligand Pharmaceuticals, Inc.*,††	84	—
Total Consumer, Non-cyclical		4,611,165

Financial - 11.3%
Ryman Hospitality Properties, Inc. REIT	438	50,637
FTAI Aviation Ltd.	745	50,139

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® FUND

	Shares	Value
Selective Insurance Group, Inc.	451	$49,236
SouthState Corp.	570	48,467
Essent Group Ltd.	784	46,656
Terreno Realty Corp. REIT	621	41,234
Cadence Bank	1,364	39,556
Jackson Financial, Inc. — Class A	597	39,486
Radian Group, Inc.	1,150	38,491
Old National Bancorp	2,192	38,163
Mr Cooper Group, Inc.*	483	37,650
Kite Realty Group Trust REIT	1,629	35,317
United Bankshares, Inc.	979	35,038
Home BancShares, Inc.	1,413	34,717
Glacier Bancorp, Inc.	835	33,634
American Equity Investment Life Holding Co.*	590	33,170
Phillips Edison & Company, Inc. REIT	896	32,140
First Financial Bankshares, Inc.	975	31,990
Essential Properties Realty Trust, Inc. REIT	1,167	31,112
Hamilton Lane, Inc. — Class A	273	30,783
Hancock Whitney Corp.	649	29,880
UMB Financial Corp.	331	28,794
Moelis & Co. — Class A	500	28,385
Macerich Co. REIT	1,617	27,861
PotlatchDeltic Corp. REIT	592	27,836
Enstar Group Ltd.*	89	27,658
Independence Realty Trust, Inc. REIT	1,688	27,227
SL Green Realty Corp. REIT	485	26,738
Apple Hospitality REIT, Inc.	1,613	26,421
Piper Sandler Cos.	130	25,804
Valley National Bancorp	3,230	25,711
Blackstone Mortgage Trust, Inc. — Class A REIT [1]	1,289	25,664
Sabra Health Care REIT, Inc.	1,732	25,582
ServisFirst Bancshares, Inc.	381	25,283
Associated Banc-Corp.	1,133	24,371
Walker & Dunlop, Inc.	238	24,052
Ameris Bancorp	495	23,948
CNO Financial Group, Inc.	844	23,193
Tanger, Inc. REIT	776	22,915
McGrath RentCorp	185	22,823
United Community Banks, Inc.	865	22,767
International Bancshares Corp.	402	22,568
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	785	22,294
Axos Financial, Inc.*	409	22,102
Broadstone Net Lease, Inc. REIT	1,407	22,048
First BanCorp	1,249	21,907
CareTrust REIT, Inc.	897	21,860
Texas Capital Bancshares, Inc.*	354	21,789
Genworth Financial, Inc. — Class A*	3,368	21,656
Innovative Industrial Properties, Inc. REIT	209	21,640
Pagseguro Digital Ltd. — Class A*	1,485	21,206
Artisan Partners Asset Management, Inc. — Class A	460	21,054
BGC Group, Inc. — Class A	2,699	20,971
SITE Centers Corp. REIT	1,426	20,891
WSFS Financial Corp.	452	20,403
COPT Defense Properties REIT	844	20,399
Atlantic Union Bankshares Corp.	562	19,844
Cathay General Bancorp	520	19,672
National Health Investors, Inc. REIT	312	19,603
LXP Industrial Trust REIT	2,168	19,555
NMI Holdings, Inc. — Class A*	596	19,275
Fulton Financial Corp.	1,212	19,259
Community Bank System, Inc.	398	19,116
Outfront Media, Inc. REIT	1,104	18,536
Bank of Hawaii Corp.	293	18,280
Simmons First National Corp. — Class A	936	18,215
Arbor Realty Trust, Inc. REIT[1]	1,365	18,086
CVB Financial Corp.	996	17,769
PennyMac Financial Services, Inc.	191	17,398
Independent Bank Corp.	331	17,219
Sunstone Hotel Investors, Inc. REIT	1,538	17,133
Pacific Premier Bancorp, Inc.	710	17,040
Douglas Emmett, Inc. REIT	1,216	16,866
First Interstate BancSystem, Inc. — Class A	618	16,816
PJT Partners, Inc. — Class A	178	16,778
Four Corners Property Trust, Inc. REIT	658	16,101
Seacoast Banking Corporation of Florida	630	15,996
Eastern Bankshares, Inc.	1,160	15,985
First Financial Bancorp	705	15,806
BankUnited, Inc.	557	15,596
First Merchants Corp.	442	15,426
Palomar Holdings, Inc.*	182	15,257
Banc of California, Inc.	996	15,149
Cohen & Steers, Inc.	197	15,147
St. Joe Co.	261	15,130
DiamondRock Hospitality Co. REIT	1,573	15,117
WaFd, Inc.	512	14,863
Urban Edge Properties REIT	860	14,852
TowneBank	525	14,732
Upstart Holdings, Inc.*,1	547	14,709
BancFirst Corp.	167	14,701
StepStone Group, Inc. — Class A	410	14,653
Equity Commonwealth REIT*	770	14,538
Park National Corp.	107	14,536
StoneX Group, Inc.*	204	14,333
Bread Financial Holdings, Inc.	372	13,853
Pebblebrook Hotel Trust REIT	896	13,807
Farmer Mac — Class C	69	13,585
RLJ Lodging Trust REIT	1,147	13,558
Enova International, Inc.*	212	13,320
InvenTrust Properties Corp. REIT	516	13,266
Stewart Information Services Corp.	203	13,207
Cushman & Wakefield plc*	1,261	13,190
Triumph Financial, Inc.*	166	13,167
Renasant Corp.	419	13,123
WesBanco, Inc.	438	13,057
Trustmark Corp.	462	12,987
BRP Group, Inc. — Class A*	448	12,965
Bancorp, Inc.*	385	12,882
OFG Bancorp	345	12,699

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® FUND

	Shares	Value
Virtus Investment Partners, Inc.	51	$12,647
Independent Bank Group, Inc.	275	12,554
Banner Corp.	260	12,480
NBT Bancorp, Inc.	340	12,471
Lakeland Financial Corp.	186	12,336
Acadia Realty Trust REIT	710	12,077
Apollo Commercial Real Estate Finance, Inc. REIT	1,078	12,009
Retail Opportunity Investments Corp. REIT	935	11,987
Xenia Hotels & Resorts, Inc. REIT	790	11,858
Bank of NT Butterfield & Son Ltd.	366	11,708
Compass Diversified Holdings	480	11,554
Horace Mann Educators Corp.	312	11,541
Customers Bancorp, Inc.*	217	11,514
Global Net Lease, Inc. REIT	1,478	11,484
City Holding Co.	109	11,360
Newmark Group, Inc. — Class A	1,022	11,334
Heartland Financial USA, Inc.	321	11,283
JBG SMITH Properties REIT	702	11,267
Northwest Bancshares, Inc.	967	11,266
Enterprise Financial Services Corp.	276	11,195
Hilltop Holdings, Inc.	355	11,119
Ready Capital Corp. REIT	1,216	11,102
Cannae Holdings, Inc.*	495	11,009
First Bancorp	302	10,908
Navient Corp.	624	10,858
Goosehead Insurance, Inc. — Class A*	161	10,726
Uniti Group, Inc. REIT	1,809	10,673
Live Oak Bancshares, Inc.	255	10,585
First Commonwealth Financial Corp.	758	10,551
Mercury General Corp.	203	10,475
Empire State Realty Trust, Inc. — Class A REIT	1,003	10,160
FB Financial Corp.	269	10,131
LTC Properties, Inc. REIT	311	10,111
National Bank Holdings Corp. — Class A	280	10,100
Hope Bancorp, Inc.	876	10,083
Stock Yards Bancorp, Inc.	206	10,075
Pathward Financial, Inc.	195	9,844
Two Harbors Investment Corp. REIT	738	9,771
WisdomTree, Inc.	1,048	9,631
Westamerica BanCorp	197	9,629
Ladder Capital Corp. — Class A REIT	860	9,572
NETSTREIT Corp.	521	9,571
PennyMac Mortgage Investment Trust REIT	650	9,542
First Busey Corp.	394	9,476
Getty Realty Corp. REIT	340	9,299
Elme Communities REIT	667	9,285
Nelnet, Inc. — Class A	97	9,181
S&T Bancorp, Inc.	285	9,143
Veris Residential, Inc. REIT	601	9,141
Alexander & Baldwin, Inc. REIT	551	9,075
Stellar Bancorp, Inc.	370	9,013
Safety Insurance Group, Inc.	109	8,959
MFA Financial, Inc. REIT	777	8,866
Apartment Investment and Management Co. — Class A REIT*	1,079	8,837
Fidelis Insurance Holdings Ltd.[1]	453	8,824
Employers Holdings, Inc.	193	8,760
TriCo Bancshares	236	8,680
Victory Capital Holdings, Inc. — Class A	201	8,528
Service Properties Trust REIT	1,252	8,489
Franklin BSP Realty Trust, Inc. REIT	631	8,430
Nicolet Bankshares, Inc.	98	8,427
National Western Life Group, Inc. — Class A	17	8,363
Skyward Specialty Insurance Group, Inc.*	223	8,342
Trupanion, Inc.*,1	300	8,283
Veritex Holdings, Inc.	398	8,155
American Assets Trust, Inc. REIT	371	8,129
Provident Financial Services, Inc.	557	8,116
Easterly Government Properties, Inc. REIT	704	8,103
Encore Capital Group, Inc.*	176	8,027
Chimera Investment Corp. REIT	1,716	7,911
Kennedy-Wilson Holdings, Inc.	909	7,799
Compass, Inc. — Class A*	2,147	7,729
Sandy Spring Bancorp, Inc.	333	7,719
PRA Group, Inc.*	293	7,641
Peoples Bancorp, Inc.	257	7,610
QCR Holdings, Inc.	125	7,593
Berkshire Hills Bancorp, Inc.	325	7,449
German American Bancorp, Inc.	213	7,378
Plymouth Industrial REIT, Inc.	326	7,335
Preferred Bank/Los Angeles CA	95	7,293
AMERISAFE, Inc.	145	7,275
OceanFirst Financial Corp.	442	7,253
Enact Holdings, Inc.	228	7,109
LendingClub Corp.*	808	7,102
Origin Bancorp, Inc.	222	6,935
ARMOUR Residential REIT, Inc[1]	347	6,860
Safehold, Inc. REIT	331	6,819
UMH Properties, Inc. REIT	418	6,788
Hudson Pacific Properties, Inc. REIT	1,049	6,766
BrightSpire Capital, Inc. REIT	978	6,738
Claros Mortgage Trust, Inc.	689	6,725
Ellington Financial, Inc. REIT	569	6,720
SiriusPoint Ltd.*	527	6,698
1st Source Corp.	127	6,657
Brookline Bancorp, Inc.	663	6,604
Piedmont Office Realty Trust, Inc. — Class A REIT	938	6,594
Paramount Group, Inc. REIT	1,404	6,585
Centerspace REIT	115	6,571
Lemonade, Inc.*	385	6,318
Southside Bancshares, Inc.	215	6,284
Brandywine Realty Trust REIT	1,292	6,202
Bank First Corp.	71	6,154
Marcus & Millichap, Inc.	180	6,151
Patria Investments Ltd. — Class A	413	6,129
First Bancshares, Inc.	231	5,994
AssetMark Financial Holdings, Inc.*	167	5,913

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® FUND

	Shares	Value
Capitol Federal Financial, Inc.	969	$5,775
F&G Annuities & Life, Inc.	142	5,758
Lakeland Bancorp, Inc.	473	5,723
HCI Group, Inc.	49	5,688
Brightsphere Investment Group, Inc.	247	5,641
Redwood Trust, Inc. REIT	865	5,510
NexPoint Residential Trust, Inc. REIT	171	5,504
ConnectOne Bancorp, Inc.	281	5,480
Premier Financial Corp.	268	5,440
eXp World Holdings, Inc.[1]	525	5,423
Redfin Corp.*	807	5,367
Armada Hoffler Properties, Inc. REIT	511	5,314
Tompkins Financial Corp.	105	5,280
International Money Express, Inc.*	231	5,274
Eagle Bancorp, Inc.	224	5,262
Ambac Financial Group, Inc.*	336	5,252
Summit Hotel Properties, Inc. REIT	796	5,182
Merchants Bancorp	120	5,182
Community Healthcare Trust, Inc. REIT	194	5,151
Dynex Capital, Inc. REIT	410	5,104
Dime Community Bancshares, Inc.	265	5,104
Heritage Financial Corp.	263	5,100
Anywhere Real Estate, Inc.*	818	5,055
Community Trust Bancorp, Inc.	118	5,033
New York Mortgage Trust, Inc. REIT	691	4,975
ProAssurance Corp.*	382	4,913
Brookfield Business Corp. — Class A	197	4,756
First Mid Bancshares, Inc.	145	4,739
FTAI Infrastructure, Inc.	751	4,716
CrossFirst Bankshares, Inc.*	338	4,678
CBL & Associates Properties, Inc. REIT	204	4,674
First Community Bankshares, Inc.	134	4,640
Whitestone REIT — Class B	369	4,631
Univest Financial Corp.	220	4,580
Mercantile Bank Corp.	119	4,580
Amerant Bancorp, Inc.	196	4,565
Old Second Bancorp, Inc.	329	4,553
Perella Weinberg Partners	319	4,507
KKR Real Estate Finance Trust, Inc. REIT	447	4,497
Diversified Healthcare Trust REIT	1,814	4,462
Peakstone Realty Trust REIT	274	4,420
Gladstone Commercial Corp. REIT	305	4,221
Horizon Bancorp, Inc.	327	4,195
Byline Bancorp, Inc.	188	4,083
Midland States Bancorp, Inc.	162	4,071
World Acceptance Corp.*	28	4,059
Business First Bancshares, Inc.	182	4,055
Global Medical REIT, Inc.	463	4,051
TPG RE Finance Trust, Inc. REIT	524	4,045
Central Pacific Financial Corp.	202	3,990
TrustCo Bank Corporation NY	141	3,971
Cambridge Bancorp	58	3,953
Independent Bank Corp.	153	3,879
Columbia Financial, Inc.*	225	3,872
Heritage Commerce Corp.	450	3,861
NerdWallet, Inc. — Class A*	260	3,822
Equity Bancshares, Inc. — Class A	111	3,815
Great Southern Bancorp, Inc.	69	3,783
Farmland Partners, Inc. REIT	337	3,741
American National Bankshares, Inc.	78	3,725
Chatham Lodging Trust REIT	366	3,700
Universal Insurance Holdings, Inc.	182	3,698
Farmers National Banc Corp.	276	3,687
Hanmi Financial Corp.[1]	231	3,678
Camden National Corp.	108	3,620
Universal Health Realty Income Trust REIT	98	3,598
United Fire Group, Inc.	160	3,483
Alexander’s, Inc. REIT	16	3,474
Metrocity Bankshares, Inc.	139	3,469
Washington Trust Bancorp, Inc.	128	3,441
First Financial Corp.	89	3,411
HarborOne Bancorp, Inc.	318	3,390
Gladstone Land Corp. REIT	254	3,388
LendingTree, Inc.*	80	3,387
Saul Centers, Inc. REIT	88	3,387
Republic Bancorp, Inc. — Class A	65	3,315
Diamond Hill Investment Group, Inc.	21	3,238
Amalgamated Financial Corp.	134	3,216
CNB Financial Corp.	157	3,201
Coastal Financial Corp.*	82	3,187
Tiptree, Inc. — Class A	182	3,145
Peapack-Gladstone Financial Corp.	129	3,139
Metropolitan Bank Holding Corp.*	80	3,080
Invesco Mortgage Capital, Inc. REIT	318	3,078
FRP Holdings, Inc.*	50	3,070
Northfield Bancorp, Inc.	315	3,062
GCM Grosvenor, Inc. — Class A	315	3,043
Alerus Financial Corp.	138	3,013
HomeTrust Bancshares, Inc.	110	3,007
B Riley Financial, Inc.[1]	142	3,006
Bar Harbor Bankshares	113	2,992
Capstar Financial Holdings, Inc.	147	2,955
Ares Commercial Real Estate Corp. REIT	395	2,943
First Foundation, Inc.	389	2,937
Southern Missouri Bancorp, Inc.	65	2,841
CTO Realty Growth, Inc. REIT	167	2,831
RMR Group, Inc. — Class A	117	2,808
Arrow Financial Corp.	112	2,802
One Liberty Properties, Inc. REIT	123	2,779
Capital City Bank Group, Inc.	100	2,770
Kearny Financial Corp.	430	2,769
Northeast Bank	50	2,767
Burke & Herbert Financial Services Corp.	49	2,745
P10, Inc. — Class A	326	2,745
Flushing Financial Corp.	214	2,699
Orchid Island Capital, Inc. REIT	293	2,616
James River Group Holdings Ltd.	281	2,613
Shore Bancshares, Inc.	226	2,599
MidWestOne Financial Group, Inc.	108	2,532
SmartFinancial, Inc.	120	2,528
MBIA, Inc.*	367	2,481
Esquire Financial Holdings, Inc.	52	2,468

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® FUND

	Shares	Value
Greenlight Capital Re Ltd. — Class A*	196	$2,444
South Plains Financial, Inc.	91	2,435
ACNB Corp.	63	2,369
Summit Financial Group, Inc.	85	2,309
RBB Bancorp	127	2,287
Peoples Financial Services Corp.	53	2,285
Carter Bankshares, Inc.*	179	2,263
First Business Financial Services, Inc.	60	2,250
Farmers & Merchants Bancorp Incorporated/Archbold OH	100	2,229
West BanCorp, Inc.	123	2,193
Five Star Bancorp	97	2,183
Financial Institutions, Inc.	115	2,164
Mid Penn Bancorp, Inc.	108	2,161
Citizens & Northern Corp.	113	2,122
Northrim BanCorp, Inc.	42	2,121
Sierra Bancorp	105	2,121
Orrstown Financial Services, Inc.	78	2,088
Selectquote, Inc.*	1,035	2,070
Home Bancorp, Inc.	54	2,069
HomeStreet, Inc.	137	2,062
Postal Realty Trust, Inc. — Class A REIT	142	2,033
Bank of Marin Bancorp	119	1,996
Third Coast Bancshares, Inc.*	98	1,962
Macatawa Bank Corp.	200	1,958
Chicago Atlantic Real Estate Finance, Inc. REIT	124	1,955
NewtekOne, Inc.	177	1,947
HBT Financial, Inc.	102	1,942
Hingham Institution For Savings	11	1,919
MVB Financial Corp.	86	1,919
Guaranty Bancshares, Inc.	63	1,913
Enterprise Bancorp, Inc.	73	1,896
Primis Financial Corp.	154	1,874
Granite Point Mortgage Trust, Inc. REIT	388	1,851
Red River Bancshares, Inc.	37	1,842
Southern First Bancshares, Inc.*	58	1,842
BayCom Corp.	89	1,834
First Bancorp, Inc.	74	1,823
Bridgewater Bancshares, Inc.*	155	1,804
Civista Bancshares, Inc.	117	1,799
First of Long Island Corp.	162	1,797
Orange County Bancorp, Inc.	39	1,794
Hamilton Insurance Group Ltd. — Class B	125	1,741
FS Bancorp, Inc.	50	1,736
Blue Foundry Bancorp*	183	1,713
Waterstone Financial, Inc.	140	1,704
John Marshall Bancorp, Inc.	95	1,702
Fidelity D&D Bancorp, Inc.	35	1,695
Donegal Group, Inc. — Class A	117	1,654
First Bank/Hamilton NJ	118	1,621
Codorus Valley Bancorp, Inc.	71	1,616
Legacy Housing Corp.*	75	1,614
Forge Global Holdings, Inc.*	834	1,610
Northeast Community Bancorp, Inc.	102	1,604
American Coastal Insurance Corp.*	149	1,593
NexPoint Diversified Real Estate Trust REIT[1]	240	1,584
Bit Digital, Inc.*,1	549	1,576
Maiden Holdings Ltd.*	689	1,550
City Office REIT, Inc.	296	1,542
AFC Gamma, Inc. REIT	124	1,535
Timberland Bancorp, Inc.	57	1,534
BRT Apartments Corp. REIT	91	1,529
Greene County Bancorp, Inc.	53	1,526
Norwood Financial Corp.	56	1,524
Orion Office REIT, Inc.	434	1,523
Capital Bancorp, Inc.	73	1,521
Unity Bancorp, Inc.	55	1,518
Alpine Income Property Trust, Inc. REIT	99	1,513
Community West Bancshares	76	1,512
Plumas Bancorp	41	1,508
FVCBankcorp, Inc.*	122	1,486
Southern States Bancshares, Inc.	57	1,477
National Bankshares, Inc.	44	1,470
Investors Title Co.	9	1,469
Hippo Holdings, Inc.*	80	1,462
Regional Management Corp.	60	1,453
ChoiceOne Financial Services, Inc.	53	1,450
Colony Bankcorp, Inc.	125	1,438
Middlefield Banc Corp.	60	1,433
Citizens Financial Services, Inc.	29	1,427
Ponce Financial Group, Inc.*	155	1,380
Parke Bancorp, Inc.	79	1,361
PCB Bancorp	83	1,355
Ocwen Financial Corp.*	49	1,324
Ames National Corp.	65	1,312
LCNB Corp.	80	1,275
Star Holdings*	98	1,266
Oak Valley Bancorp	51	1,264
Maui Land & Pineapple Company, Inc.*	57	1,235
C&F Financial Corp.	25	1,225
ESSA Bancorp, Inc.	66	1,203
Princeton Bancorp, Inc.	39	1,200
Evans Bancorp, Inc.[1]	40	1,194
BCB Bancorp, Inc.	114	1,191
Velocity Financial, Inc.*	66	1,188
Bankwell Financial Group, Inc.	45	1,167
RE/MAX Holdings, Inc. — Class A	133	1,166
Chemung Financial Corp.	27	1,147
Silvercrest Asset Management Group, Inc. — Class A	72	1,138
eHealth, Inc.*	182	1,097
Virginia National Bankshares Corp.	36	1,084
Crawford & Co. — Class A	110	1,037
Atlanticus Holdings Corp.*	35	1,036
Penns Woods Bancorp, Inc.	52	1,009
Braemar Hotels & Resorts, Inc. REIT	498	996
Stratus Properties, Inc.*	43	982
First Community Corp.	56	976
Douglas Elliman, Inc.*	615	972
MainStreet Bancshares, Inc.	53	962

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® FUND

	Shares	Value
Angel Oak Mortgage REIT, Inc.	89	$956
NI Holdings, Inc.*	63	954
USCB Financial Holdings, Inc.	80	912
Paysign, Inc.*	248	908
AlTi Global, Inc.*	160	906
First Western Financial, Inc.*	61	889
Nexpoint Real Estate Finance, Inc. REIT	61	876
Pioneer Bancorp, Inc.*	88	863
Sterling Bancorp, Inc.*	159	820
Bank7 Corp.	28	790
Security National Financial Corp. — Class A*	95	755
Office Properties Income Trust REIT	365	745
Kingsway Financial Services, Inc.*	81	676
Transcontinental Realty Investors, Inc.*	14	527
Consumer Portfolio Services, Inc.*,1	69	522
SWK Holdings Corp.*	29	505
Clipper Realty, Inc. REIT	87	420
Blue Ridge Bankshares, Inc.	134	360
GoHealth, Inc. — Class A*	30	315
Finance of America Companies, Inc. — Class A*	405	298
OppFi, Inc.*	82	205
American Realty Investors, Inc.*	11	197
Total Financial		4,078,293

Industrial - 8.6%
Comfort Systems USA, Inc.	265	84,193
Simpson Manufacturing Company, Inc.	321	65,863
Applied Industrial Technologies, Inc.	289	57,092
UFP Industries, Inc.	449	55,231
Atkore, Inc.	279	53,111
NEXTracker, Inc. — Class A*	941	52,950
Chart Industries, Inc.*	320	52,710
Fabrinet*	275	51,981
Novanta, Inc.*	268	46,838
Boise Cascade Co.	297	45,551
Mueller Industries, Inc.	839	45,247
Fluor Corp.*	1,067	45,113
AAON, Inc.	507	44,667
Watts Water Technologies, Inc. — Class A	205	43,573
Casella Waste Systems, Inc. — Class A*	423	41,822
SPX Technologies, Inc.*	330	40,633
Summit Materials, Inc. — Class A*	894	39,845
Federal Signal Corp.	448	38,022
Zurn Elkay Water Solutions Corp.	1,107	37,051
Franklin Electric Company, Inc.	346	36,956
Modine Manufacturing Co.*	385	36,648
GATX Corp.	266	35,652
Badger Meter, Inc.	220	35,598
Moog, Inc. — Class A	215	34,325
Knife River Corp.*	423	34,297
Terex Corp.	498	32,071
Itron, Inc.*	341	31,549
Exponent, Inc.	379	31,340
Arcosa, Inc.	363	31,167
AeroVironment, Inc.*	202	30,962
Dycom Industries, Inc.*	214	30,715
Encore Wire Corp.	113	29,694
Matson, Inc.	260	29,224
Belden, Inc.	312	28,894
Kadant, Inc.	88	28,873
EnerSys	305	28,810
Advanced Energy Industries, Inc.	281	28,656
CSW Industrials, Inc.	115	26,979
Enpro, Inc.	157	26,497
Hillenbrand, Inc.	524	26,352
Scorpio Tankers, Inc.	360	25,758
Sanmina Corp.*	412	25,618
ArcBest Corp.	179	25,507
John Bean Technologies Corp.	238	24,964
Sterling Infrastructure, Inc.*	224	24,710
Cactus, Inc. — Class A	491	24,594
MYR Group, Inc.*	124	21,917
Albany International Corp. — Class A	234	21,881
Vishay Intertechnology, Inc.	952	21,591
Griffon Corp.	294	21,562
Masonite International Corp.*	164	21,558
ESCO Technologies, Inc.	192	20,554
Hub Group, Inc. — Class A	470	20,313
Materion Corp.	154	20,289
Atmus Filtration Technologies, Inc.*	629	20,285
Kratos Defense & Security Solutions, Inc.*	1,086	19,961
Frontdoor, Inc.*	611	19,906
Plexus Corp.*	205	19,438
O-I Glass, Inc.*	1,162	19,278
RXO, Inc.*	869	19,005
Granite Construction, Inc.	330	18,853
Mueller Water Products, Inc. — Class A	1,161	18,681
Werner Enterprises, Inc.	474	18,543
Gibraltar Industries, Inc.*	229	18,441
Masterbrand, Inc.*	957	17,934
Golar LNG Ltd.	741	17,828
Alamo Group, Inc.	76	17,353
OSI Systems, Inc.*	120	17,138
Construction Partners, Inc. — Class A*	305	17,126
Mirion Technologies, Inc.*	1,499	17,044
Trinity Industries, Inc.	607	16,905
Tennant Co.	139	16,904
Primoris Services Corp.	397	16,900
Bloom Energy Corp. — Class A*,1	1,462	16,433
Standex International Corp.	89	16,218
International Seaways, Inc.	304	16,173
Energizer Holdings, Inc.	536	15,780
Hillman Solutions Corp.*	1,479	15,736
AAR Corp.*	255	15,267
Kennametal, Inc.	597	14,889
Enerpac Tool Group Corp.	412	14,692
AZZ, Inc.	188	14,534
Worthington Enterprises, Inc.	230	14,313
JELD-WEN Holding, Inc.*	646	13,714
Barnes Group, Inc.	366	13,597
Greif, Inc. — Class A	185	12,774

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® FUND

	Shares	Value
American Woodmark Corp.*	120	$12,199
Golden Ocean Group Ltd.	934	12,105
Greenbrier Companies, Inc.	232	12,087
TTM Technologies, Inc.*	763	11,941
World Kinect Corp.	451	11,929
DHT Holdings, Inc.	1,014	11,661
SFL Corporation Ltd.	874	11,519
Leonardo DRS, Inc.*	520	11,487
Joby Aviation, Inc.*	2,113	11,326
Helios Technologies, Inc.	249	11,128
CTS Corp.	232	10,855
Knowles Corp.*	664	10,690
Teekay Tankers Ltd. — Class A	182	10,631
NV5 Global, Inc.*	104	10,193
Powell Industries, Inc.	70	9,961
Apogee Enterprises, Inc.	168	9,946
Lindsay Corp.	84	9,883
Kaman Corp.	214	9,816
Janus International Group, Inc.*	645	9,759
Napco Security Technologies, Inc.	240	9,638
Columbus McKinnon Corp.	214	9,551
Dorian LPG Ltd.	243	9,346
Rocket Lab USA, Inc.*	2,113	8,684
TriMas Corp.	315	8,420
Ichor Holdings Ltd.*	216	8,342
Enovix Corp.*,1	1,039	8,322
Thermon Group Holdings, Inc.*	254	8,311
Montrose Environmental Group, Inc.*	212	8,304
Marten Transport Ltd.	441	8,150
Benchmark Electronics, Inc.	268	8,043
Astec Industries, Inc.	173	7,562
IES Holdings, Inc.*	62	7,542
Triumph Group, Inc.*	489	7,354
Proto Labs, Inc.*	200	7,150
Metallus, Inc.*	320	7,120
Ryerson Holding Corp.	212	7,102
Gorman-Rupp Co.	174	6,882
Aspen Aerogels, Inc.*	388	6,829
Energy Recovery, Inc.*	423	6,679
Genco Shipping & Trading Ltd.	319	6,485
Vicor Corp.*	168	6,424
Myers Industries, Inc.	277	6,418
Forward Air Corp.	199	6,191
Sturm Ruger & Company, Inc.	133	6,138
Nordic American Tankers Ltd.	1,558	6,107
Smith & Wesson Brands, Inc.	347	6,024
FLEX LNG Ltd.	226	5,747
Clearwater Paper Corp.*	127	5,554
PureCycle Technologies, Inc.*,1	882	5,486
Enviri Corp.*	599	5,481
Insteel Industries, Inc.	142	5,427
CryoPort, Inc.*	305	5,398
Archer Aviation, Inc. — Class A*,1	1,158	5,350
Cadre Holdings, Inc.	147	5,322
Olympic Steel, Inc.	75	5,316
Air Transport Services Group, Inc.*	385	5,298
DXP Enterprises, Inc.*	98	5,266
Hyster-Yale Materials Handling, Inc.	82	5,262
CECO Environmental Corp.*	225	5,180
Ardmore Shipping Corp.	312	5,123
Argan, Inc.	96	4,852
Bel Fuse, Inc. — Class B	79	4,765
Tutor Perini Corp.*	322	4,656
Eagle Bulk Shipping, Inc.	70	4,373
Xometry, Inc. — Class A*	258	4,358
Great Lakes Dredge & Dock Corp.*	498	4,358
nLight, Inc.*	335	4,355
Pactiv Evergreen, Inc.	304	4,353
Mesa Laboratories, Inc.	39	4,280
Ducommun, Inc.*	83	4,258
Heartland Express, Inc.	356	4,251
Kimball Electronics, Inc.*	182	3,940
Costamare, Inc.	347	3,938
Evolv Technologies Holdings, Inc.*	855	3,805
Astronics Corp.*	197	3,751
Manitowoc Company, Inc.*	265	3,747
SmartRent, Inc.*	1,398	3,747
Stoneridge, Inc.*	201	3,706
LSB Industries, Inc.*	417	3,661
Allient, Inc.	98	3,497
Teekay Corp.*	467	3,400
National Presto Industries, Inc.	39	3,268
NVE Corp.	36	3,247
FARO Technologies, Inc.*	144	3,098
LSI Industries, Inc.	199	3,009
Covenant Logistics Group, Inc. — Class A	63	2,921
Limbach Holdings, Inc.*	70	2,899
Overseas Shipholding Group, Inc. — Class A	432	2,765
Greif, Inc. — Class B	39	2,712
Bowman Consulting Group Ltd.*,1	75	2,609
Northwest Pipe Co.*	75	2,601
Ranpak Holdings Corp.*	329	2,589
Daseke, Inc.*	307	2,548
Safe Bulkers, Inc.[1]	511	2,535
MicroVision, Inc.*	1,342	2,469
Park Aerospace Corp.	145	2,411
NuScale Power Corp.*	407	2,161
Luxfer Holdings plc	208	2,157
Eastman Kodak Co.*	433	2,143
GoPro, Inc. — Class A*	951	2,121
Turtle Beach Corp.*	119	2,052
GrafTech International Ltd.	1,471	2,030
Pangaea Logistics Solutions Ltd.	276	1,924
AMMO, Inc.*	684	1,881
Universal Logistics Holdings, Inc.	51	1,880
Omega Flex, Inc.	25	1,773
Himalaya Shipping Ltd.*	227	1,750
Park-Ohio Holdings Corp.	64	1,707
Iteris, Inc.*	324	1,601
Concrete Pumping Holdings, Inc.*	197	1,556
Mistras Group, Inc.*	158	1,511

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® FUND

	Shares	Value
Radiant Logistics, Inc.*	277	$1,501
Pure Cycle Corp.*	148	1,406
AerSale Corp.*	194	1,393
Gencor Industries, Inc.*	80	1,335
Tredegar Corp.	200	1,304
908 Devices, Inc.*	166	1,253
Karat Packaging, Inc.	43	1,230
Mayville Engineering Company, Inc.*	84	1,204
Latham Group, Inc.*	295	1,168
Core Molding Technologies, Inc.*	58	1,098
Li-Cycle Holdings Corp.*	1,047	1,078
Willis Lease Finance Corp.*	21	1,042
Blink Charging Co.*,1	341	1,027
Transphorm, Inc.*	205	1,006
Sight Sciences, Inc.*	164	866
PAM Transportation Services, Inc.*	47	762
Intevac, Inc.*	194	745
Eve Holding, Inc.*	137	740
Comtech Telecommunications Corp.*	207	710
374Water, Inc.*	451	568
SKYX Platforms Corp.*	424	556
Babcock & Wilcox Enterprises, Inc.*	446	504
ESS Tech, Inc.*	692	501
LanzaTech Global, Inc.*	157	486
NL Industries, Inc.	64	469
INNOVATE Corp.*	526	369
Akoustis Technologies, Inc.*	525	310
Redwire Corp.*	60	263
Southland Holdings, Inc.*	29	149
Amprius Technologies, Inc.*	41	109
Total Industrial		3,127,786

Technology - 7.0%
Super Micro Computer, Inc.*	380	383,811
MicroStrategy, Inc. — Class A*,1	111	189,206
Onto Innovation, Inc.*	366	66,275
SPS Commerce, Inc.*	275	50,848
Rambus, Inc.*	806	49,819
Duolingo, Inc.*	218	48,086
Qualys, Inc.*	278	46,390
Tenable Holdings, Inc.*	867	42,856
MACOM Technology Solutions Holdings, Inc.*	412	39,404
Insight Enterprises, Inc.*	210	38,959
ExlService Holdings, Inc.*	1,210	38,478
Varonis Systems, Inc.*	813	38,349
Maximus, Inc.	455	38,175
ASGN, Inc.*	345	36,142
Appfolio, Inc. — Class A*	144	35,531
Altair Engineering, Inc. — Class A*	408	35,149
Silicon Laboratories, Inc.*	238	34,205
CommVault Systems, Inc.*	330	33,472
Workiva, Inc.*	371	31,461
Power Integrations, Inc.	425	30,409
Box, Inc. — Class A*	1,055	29,878
Synaptics, Inc.*	295	28,780
BlackLine, Inc.*	428	27,640
Evolent Health, Inc. — Class A*	836	27,412
Axcelis Technologies, Inc.*	244	27,211
Amkor Technology, Inc.	842	27,146
ACI Worldwide, Inc.*	812	26,967
FormFactor, Inc.*	577	26,328
Parsons Corp.*	309	25,632
Verra Mobility Corp.*	1,024	25,569
Blackbaud, Inc.*	326	24,170
Diodes, Inc.*	338	23,829
Impinj, Inc.*	175	22,472
Rapid7, Inc.*	455	22,313
Freshworks, Inc. — Class A*	1,212	22,071
Envestnet, Inc.*	375	21,716
Sprout Social, Inc. — Class A*	363	21,675
Kulicke & Soffa Industries, Inc.	415	20,879
ACV Auctions, Inc. — Class A*	951	17,850
Progress Software Corp.	330	17,592
Braze, Inc. — Class A*	397	17,587
DigitalOcean Holdings, Inc.*	458	17,486
C3.ai, Inc. — Class A*	613	16,594
Privia Health Group, Inc.*	840	16,456
Xerox Holdings Corp.	871	15,591
Ultra Clean Holdings, Inc.*	333	15,298
Verint Systems, Inc.*	458	15,183
AvidXchange Holdings, Inc.*	1,134	14,912
PagerDuty, Inc.*	646	14,651
Ambarella, Inc.*	276	14,013
Veeco Instruments, Inc.*	386	13,576
Semtech Corp.*	485	13,333
Clear Secure, Inc. — Class A	622	13,230
Photronics, Inc.*	463	13,112
Agilysys, Inc.*	152	12,808
Appian Corp. — Class A*	311	12,424
PROS Holdings, Inc.*	339	12,316
IonQ, Inc.*,1	1,220	12,188
SiTime Corp.*	130	12,120
Cohu, Inc.*	354	11,799
Fastly, Inc. — Class A*	900	11,673
Donnelley Financial Solutions, Inc.*	188	11,658
CSG Systems International, Inc.	222	11,442
NetScout Systems, Inc.*	518	11,313
Schrodinger Incorporated/United States*	413	11,151
Zeta Global Holdings Corp. — Class A*	1,018	11,127
Everbridge, Inc.*	309	10,762
ACM Research, Inc. — Class A*	365	10,636
MaxLinear, Inc. — Class A*	566	10,567
Intapp, Inc.*	298	10,221
Jamf Holding Corp.*	530	9,726
SMART Global Holdings, Inc.*	367	9,659
Asana, Inc. — Class A*,1	603	9,340
Phreesia, Inc.*	388	9,285
PAR Technology Corp.*	202	9,163
PowerSchool Holdings, Inc. — Class A*	425	9,048
Adeia, Inc.	812	8,867
AvePoint, Inc.*	1,119	8,863
Digi International, Inc.*	267	8,525

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® FUND

	Shares	Value
Zuora, Inc. — Class A*	934	$8,518
Model N, Inc.*	283	8,057
PDF Solutions, Inc.*	232	7,811
Sapiens International Corporation N.V.	233	7,493
PubMatic, Inc. — Class A*	312	7,401
Alkami Technology, Inc.*	300	7,371
N-able, Inc.*	531	6,940
SoundHound AI, Inc. — Class A*,1	1,047	6,167
Pitney Bowes, Inc.	1,332	5,767
E2open Parent Holdings, Inc.*	1,288	5,719
Amplitude, Inc. — Class A*	514	5,592
Grid Dynamics Holdings, Inc.*	421	5,174
Integral Ad Science Holding Corp.*	504	5,025
Simulations Plus, Inc.	120	4,938
Yext, Inc.*	812	4,896
SolarWinds Corp.*	387	4,884
Cerence, Inc.*	306	4,820
Vimeo, Inc.*	1,155	4,724
Mitek Systems, Inc.*	324	4,568
Conduent, Inc.*	1,306	4,414
Olo, Inc. — Class A*	785	4,310
Matterport, Inc.*	1,904	4,303
3D Systems Corp.*	968	4,298
CEVA, Inc.*	176	3,997
Alpha & Omega Semiconductor Ltd.*	176	3,879
MeridianLink, Inc.*	199	3,721
Navitas Semiconductor Corp.*	768	3,663
Daily Journal Corp.*	10	3,616
OneSpan, Inc.*	304	3,536
BigCommerce Holdings, Inc.*	510	3,514
Corsair Gaming, Inc.*	280	3,455
Vishay Precision Group, Inc.*	94	3,321
Planet Labs PBC*	1,275	3,251
Bandwidth, Inc. — Class A*	178	3,250
Alignment Healthcare, Inc.*	646	3,204
Health Catalyst, Inc.*	424	3,193
Instructure Holdings, Inc.*	148	3,164
SEMrush Holdings, Inc. — Class A*	238	3,156
Digimarc Corp.*	108	2,935
Weave Communications, Inc.*	249	2,859
Cantaloupe, Inc.*	435	2,797
American Software, Inc. — Class A	242	2,771
Definitive Healthcare Corp.*	342	2,760
Enfusion, Inc. — Class A*	296	2,738
NextNav, Inc.*	412	2,711
PlayAGS, Inc.*	280	2,514
Unisys Corp.*	504	2,475
Aehr Test Systems*	196	2,430
Consensus Cloud Solutions, Inc.*	149	2,363
Multiplan Corp.*	2,867	2,326
8x8, Inc.*	858	2,317
Climb Global Solutions, Inc.	32	2,268
Domo, Inc. — Class B*	233	2,078
Digital Turbine, Inc.*	720	1,886
Desktop Metal, Inc. — Class A*	2,125	1,870
Playstudios, Inc.*	649	1,804
Sharecare, Inc.*	2,337	1,794
Immersion Corp.	238	1,780
Thoughtworks Holding, Inc.*	702	1,776
ON24, Inc.	248	1,771
Cricut, Inc. — Class A	363	1,728
EverCommerce, Inc.*	177	1,667
Red Violet, Inc.*	84	1,642
Inspired Entertainment, Inc.*	165	1,627
HireRight Holdings Corp.*	111	1,584
TTEC Holdings, Inc.	148	1,535
CS Disco, Inc.*	171	1,390
SkyWater Technology, Inc.*	134	1,363
Innodata, Inc.*	191	1,261
Outbrain, Inc.*	311	1,228
Rimini Street, Inc.*	366	1,193
Viant Technology, Inc. — Class A*	109	1,162
Asure Software, Inc.*	144	1,120
inTEST Corp.*	81	1,073
IBEX Holdings Ltd.*	69	1,065
Veritone, Inc.*	199	1,047
eGain Corp.*	162	1,045
TruBridge, Inc.*	108	996
Atomera, Inc.*	161	992
Kaltura, Inc.*	630	851
Richardson Electronics Ltd.	91	838
Outset Medical, Inc.*	375	833
Expensify, Inc. — Class A*	419	771
Rackspace Technology, Inc.*	480	758
Brightcove, Inc.*	328	636
CoreCard Corp.*	55	608
Vuzix Corp.*	448	542
LivePerson, Inc.*,1	471	470
BigBear.ai Holdings, Inc.*	202	414
System1, Inc.*	183	359
Velo3D, Inc.*	675	308
Skillsoft Corp.*	29	261
CXApp, Inc.*,1	14	34
Presto Automation, Inc.*	25	4
Total Technology		2,540,396

Consumer, Cyclical - 6.5%
Light & Wonder, Inc. — Class A*	676	69,013
Carvana Co.*	772	67,867
Taylor Morrison Home Corp. — Class A*	775	48,182
Meritage Homes Corp.	273	47,901
Beacon Roofing Supply, Inc.*	473	46,363
Installed Building Products, Inc.	177	45,795
Abercrombie & Fitch Co. — Class A*	365	45,745
Asbury Automotive Group, Inc.*	155	36,546
Academy Sports & Outdoors, Inc.	541	36,539
KB Home	510	36,149
FirstCash Holdings, Inc.	282	35,966
American Eagle Outfitters, Inc.	1,367	35,255
Skyline Champion Corp.*	407	34,599
Signet Jewelers Ltd.	327	32,723
Group 1 Automotive, Inc.	102	29,807
Shake Shack, Inc. — Class A*	283	29,440

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® FUND

	Shares	Value
GMS, Inc.*	300	$29,202
Goodyear Tire & Rubber Co.*	2,107	28,929
MDC Holdings, Inc.	446	28,058
Tri Pointe Homes, Inc.*	725	28,028
Hilton Grand Vacations, Inc.*	590	27,854
M/I Homes, Inc.*	202	27,531
Kontoor Brands, Inc.	423	25,486
Cavco Industries, Inc.*	63	25,141
Resideo Technologies, Inc.*	1,096	24,572
Visteon Corp.*	208	24,463
Rush Enterprises, Inc. — Class A	454	24,298
Steven Madden Ltd.	553	23,381
LCI Industries	185	22,766
Adient plc*	684	22,517
Boot Barn Holdings, Inc.*	226	21,504
Red Rock Resorts, Inc. — Class A	356	21,296
SkyWest, Inc.*	305	21,069
Urban Outfitters, Inc.*	477	20,711
Century Communities, Inc.	213	20,554
UniFirst Corp.	112	19,424
Dorman Products, Inc.*	197	18,989
Patrick Industries, Inc.	158	18,876
Bloomin’ Brands, Inc.	656	18,814
JetBlue Airways Corp.*	2,508	18,609
Sweetgreen, Inc. — Class A*	733	18,516
International Game Technology plc	812	18,343
LGI Homes, Inc.*	156	18,154
Foot Locker, Inc.	623	17,756
Sonos, Inc.*	926	17,650
Topgolf Callaway Brands Corp.*	1,077	17,415
Fox Factory Holding Corp.*	319	16,610
Papa John’s International, Inc.	246	16,384
Brinker International, Inc.*	328	16,295
PriceSmart, Inc.	190	15,960
Dave & Buster’s Entertainment, Inc.*	253	15,838
Winnebago Industries, Inc.	212	15,688
H&E Equipment Services, Inc.	244	15,660
HNI Corp.	346	15,615
United Parks & Resorts, Inc.*	276	15,514
Hanesbrands, Inc.*	2,668	15,474
Acushnet Holdings Corp.	227	14,971
Cinemark Holdings, Inc.*	822	14,771
Six Flags Entertainment Corp.*	548	14,423
Gentherm, Inc.*	245	14,107
Vista Outdoor, Inc.*	428	14,030
OPENLANE, Inc.*	799	13,823
MillerKnoll, Inc.	556	13,766
Atlanta Braves Holdings, Inc. — Class C*	332	12,968
Cheesecake Factory, Inc.	357	12,906
National Vision Holdings, Inc.*	581	12,875
ODP Corp.*	239	12,679
Oxford Industries, Inc.	112	12,589
Dana, Inc.	990	12,573
La-Z-Boy, Inc.	330	12,415
Cracker Barrel Old Country Store, Inc.	167	12,146
Green Brick Partners, Inc.*	198	11,925
Dillard’s, Inc. — Class A	25	11,791
Madison Square Garden Entertainment Corp.*	300	11,763
Caleres, Inc.	254	10,422
Wabash National Corp.	347	10,389
Sally Beauty Holdings, Inc.*	815	10,122
Jack in the Box, Inc.	147	10,067
Buckle, Inc.	232	9,343
XPEL, Inc.*	172	9,291
G-III Apparel Group Ltd.*	313	9,080
Allegiant Travel Co. — Class A	120	9,025
Camping World Holdings, Inc. — Class A	317	8,829
Leslie’s, Inc.*	1,348	8,762
Warby Parker, Inc. — Class A*	643	8,751
Steelcase, Inc. — Class A	666	8,711
ScanSource, Inc.*	188	8,280
BlueLinx Holdings, Inc.*	63	8,205
Lions Gate Entertainment Corp. — Class B*	879	8,184
OneSpaWorld Holdings Ltd.*	615	8,136
Dream Finders Homes, Inc. — Class A*	184	8,046
MRC Global, Inc.*	637	8,007
Monarch Casino & Resort, Inc.	102	7,649
Winmark Corp.	21	7,596
VSE Corp.	94	7,520
indie Semiconductor, Inc. — Class A*	1,046	7,406
Beazer Homes USA, Inc.*	224	7,347
Blue Bird Corp.*	191	7,323
Interface, Inc. — Class A	435	7,317
Aurora Innovation, Inc.*	2,550	7,191
Guess?, Inc.	218	6,860
Hibbett, Inc.	87	6,682
Malibu Boats, Inc. — Class A*	154	6,665
Wolverine World Wide, Inc.	590	6,614
American Axle & Manufacturing Holdings, Inc.*	867	6,381
Sonic Automotive, Inc. — Class A	111	6,320
Vizio Holding Corp. — Class A*	576	6,301
BJ’s Restaurants, Inc.*	173	6,259
Everi Holdings, Inc.*	609	6,120
Ethan Allen Interiors, Inc.	173	5,981
Hovnanian Enterprises, Inc. — Class A*	37	5,807
PC Connection, Inc.	87	5,736
Golden Entertainment, Inc.	154	5,672
Forestar Group, Inc.*	139	5,586
Dine Brands Global, Inc.	119	5,531
IMAX Corp.*	341	5,514
MarineMax, Inc.*	162	5,388
REV Group, Inc.	240	5,302
Life Time Group Holdings, Inc.*	339	5,261
Nu Skin Enterprises, Inc. — Class A	378	5,228
Standard Motor Products, Inc.	154	5,167
Hawaiian Holdings, Inc.*	387	5,159
Kura Sushi USA, Inc. — Class A*	44	5,067
Titan International, Inc.*	398	4,959
Accel Entertainment, Inc.*	409	4,822

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® FUND

	Shares	Value
Nikola Corp.*,1	4,482	$4,661
Shoe Carnival, Inc.	126	4,617
Portillo’s, Inc. — Class A*	320	4,538
Global Industrial Co.	100	4,478
Lions Gate Entertainment Corp. — Class A*	442	4,398
A-Mark Precious Metals, Inc.	143	4,389
Chuy’s Holdings, Inc.*	129	4,351
Sun Country Airlines Holdings, Inc.*	286	4,316
Miller Industries, Inc.	84	4,208
Douglas Dynamics, Inc.	171	4,125
Luminar Technologies, Inc.*	2,067	4,072
First Watch Restaurant Group, Inc.*	164	4,038
Spirit Airlines, Inc.	833	4,032
Xperi, Inc.*	321	3,871
Titan Machinery, Inc.*	156	3,870
Savers Value Village, Inc.*	197	3,798
Haverty Furniture Companies, Inc.	111	3,787
RCI Hospitality Holdings, Inc.	65	3,770
Rush Enterprises, Inc. — Class B	70	3,730
Hudson Technologies, Inc.*	333	3,666
Virgin Galactic Holdings, Inc.*	2,474	3,662
Super Group SGHC Ltd.*	1,035	3,571
Designer Brands, Inc. — Class A	326	3,563
Arko Corp.	625	3,562
Denny’s Corp.*	387	3,468
Clean Energy Fuels Corp.*	1,287	3,449
Methode Electronics, Inc.	268	3,264
Shyft Group, Inc.	261	3,242
Movado Group, Inc.	116	3,240
Atlanta Braves Holdings, Inc. — Class A*	76	3,184
Bally’s Corp.*	224	3,123
Rush Street Interactive, Inc.*	478	3,112
MasterCraft Boat Holdings, Inc.*	131	3,107
Build-A-Bear Workshop, Inc. — Class A	100	2,987
Xponential Fitness, Inc. — Class A*	174	2,878
Daktronics, Inc.*	285	2,839
America’s Car-Mart, Inc.*	44	2,810
Carrols Restaurant Group, Inc.	279	2,653
Marcus Corp.	184	2,624
Sleep Number Corp.*	162	2,597
OneWater Marine, Inc. — Class A*	88	2,477
Lindblad Expeditions Holdings, Inc.*	265	2,472
Potbelly Corp.*	198	2,398
Lovesac Co.*	106	2,396
Solid Power, Inc.*	1,176	2,387
Frontier Group Holdings, Inc.*,1	289	2,344
Genesco, Inc.*	82	2,307
Cooper-Standard Holdings, Inc.*	128	2,120
El Pollo Loco Holdings, Inc.*	215	2,094
Hyliion Holdings Corp.*	1,120	1,971
Hooker Furnishings Corp.	82	1,969
Johnson Outdoors, Inc. — Class A	41	1,891
EVgo, Inc.*	752	1,888
Zumiez, Inc.*	121	1,838
iRobot Corp.*	208	1,822
Holley, Inc.*	401	1,788
Bowlero Corp. — Class A1	127	1,740
Funko, Inc. — Class A*	264	1,647
Destination XL Group, Inc.*	442	1,591
SES AI Corp.*	947	1,591
Commercial Vehicle Group, Inc.*	244	1,569
Tile Shop Holdings, Inc.*	219	1,540
Clarus Corp.	222	1,499
Landsea Homes Corp.*	102	1,482
Global Business Travel Group I*	245	1,472
Rocky Brands, Inc.	53	1,438
Weyco Group, Inc.	45	1,434
Full House Resorts, Inc.*	249	1,387
JAKKS Pacific, Inc.*	55	1,359
Microvast Holdings, Inc.*,1	1,620	1,356
Vera Bradley, Inc.*	199	1,353
GrowGeneration Corp.*	446	1,276
Snap One Holdings Corp.*	139	1,198
Reservoir Media, Inc.*	151	1,197
Tilly’s, Inc. — Class A*	170	1,156
J Jill, Inc.*	35	1,119
ThredUp, Inc. — Class A*	545	1,090
Children’s Place, Inc.*,1	91	1,050
Escalade, Inc.	76	1,045
Biglari Holdings, Inc. — Class B*	5	948
Big Lots, Inc.*	216	935
ONE Group Hospitality, Inc.*	167	930
Red Robin Gourmet Burgers, Inc.*	120	919
EVI Industries, Inc.	36	897
Sportsman’s Warehouse Holdings, Inc.*	287	893
Cato Corp. — Class A	132	762
Marine Products Corp.	64	752
PetMed Express, Inc.	156	747
VOXX International Corp. — Class A*	89	726
Purple Innovation, Inc.	415	722
Traeger, Inc.*	268	678
Century Casinos, Inc.*	209	660
Livewire Group, Inc.*	84	607
Noodles & Co.*	305	583
Big 5 Sporting Goods Corp.	163	574
Duluth Holdings, Inc. — Class B*	103	505
Aeva Technologies, Inc.*	120	472
Torrid Holdings, Inc.*	92	449
CompX International, Inc.	12	412
Fossil Group, Inc.*	362	369
United Homes Group, Inc.*,1	46	322
Workhorse Group, Inc.*	1,250	293
Envela Corp.*	58	268
Lazydays Holdings, Inc.*,1	57	230
Loop Media, Inc.*,1	276	101
Dragonfly Energy Holdings Corp.*	113	61
Qurate Retail, Inc. — Class B*	10	45
Total Consumer, Cyclical		2,335,997

Energy - 3.9%
Weatherford International plc*	533	61,519
Permian Resources Corp.	3,412	60,256

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® FUND

	Shares	Value
Matador Resources Co.	848	$56,621
Chord Energy Corp.	313	55,789
ChampionX Corp.	1,465	52,579
Murphy Oil Corp.	1,088	49,722
PBF Energy, Inc. — Class A	825	47,495
Civitas Resources, Inc.	605	45,926
SM Energy Co.	867	43,220
Equitrans Midstream Corp.	3,268	40,817
Noble Corporation plc	840	40,732
Magnolia Oil & Gas Corp. — Class A	1,323	34,332
Valaris Ltd.*	445	33,491
Tidewater, Inc.*	347	31,924
Patterson-UTI Energy, Inc.	2,646	31,593
Helmerich & Payne, Inc.	729	30,662
Alpha Metallurgical Resources, Inc.	87	28,812
California Resources Corp.	521	28,707
CNX Resources Corp.*	1,181	28,013
Northern Oil and Gas, Inc.	659	26,149
Liberty Energy, Inc. — Class A	1,229	25,465
Warrior Met Coal, Inc.	387	23,491
Arch Resources, Inc.	135	21,707
Peabody Energy Corp.[1]	845	20,500
Archrock, Inc.	1,040	20,457
Kosmos Energy Ltd.*	3,415	20,353
CONSOL Energy, Inc.	230	19,265
Seadrill Ltd.*	350	17,605
Oceaneering International, Inc.*	752	17,597
Array Technologies, Inc.*	1,149	17,132
Par Pacific Holdings, Inc.*	413	15,306
Sitio Royalties Corp. — Class A	613	15,153
Delek US Holdings, Inc.	475	14,601
Shoals Technologies Group, Inc. — Class A*	1,299	14,523
Talos Energy, Inc.*	1,020	14,209
Expro Group Holdings N.V.*	669	13,360
Gulfport Energy Corp.*	82	13,130
DNOW, Inc.*	807	12,266
Helix Energy Solutions Group, Inc.*	1,092	11,837
Borr Drilling Ltd.*	1,667	11,419
Kinetik Holdings, Inc. — Class A	272	10,845
Diamond Offshore Drilling, Inc.*	772	10,530
Green Plains, Inc.*	441	10,196
Vital Energy, Inc.*	176	9,247
CVR Energy, Inc.	225	8,023
Fluence Energy, Inc.*	435	7,543
SunCoke Energy, Inc.	634	7,145
US Silica Holdings, Inc.*	572	7,099
REX American Resources Corp.*	118	6,928
Crescent Energy Co. — Class A	581	6,914
Comstock Resources, Inc.[1]	698	6,477
Core Laboratories, Inc.	356	6,080
Nabors Industries Ltd.*	70	6,029
SilverBow Resources, Inc.*	174	5,940
Dril-Quip, Inc.*	258	5,813
ProPetro Holding Corp.*	706	5,704
VAALCO Energy, Inc.	818	5,701
Select Water Solutions, Inc. — Class A	616	5,686
RPC, Inc.	646	5,000
Bristow Group, Inc.*	179	4,869
Sunnova Energy International, Inc.*,1	766	4,695
Berry Corp.	579	4,661
Vitesse Energy, Inc.	190	4,509
TETRA Technologies, Inc.*	951	4,213
Newpark Resources, Inc.*	567	4,094
FuelCell Energy, Inc.*,1	3,102	3,691
SandRidge Energy, Inc.	242	3,526
NextDecade Corp.*	588	3,340
Aris Water Solutions, Inc. — Class A	227	3,212
Kodiak Gas Services, Inc.	116	3,171
Oil States International, Inc.*	479	2,951
DMC Global, Inc.*	148	2,884
Ramaco Resources, Inc. — Class A	171	2,879
Atlas Energy Solutions, Inc.	124	2,805
Tellurian, Inc.*	4,040	2,672
SEACOR Marine Holdings, Inc.*	183	2,551
Stem, Inc.*,1	1,081	2,367
Riley Exploration Permian, Inc.	67	2,211
Excelerate Energy, Inc. — Class A	137	2,195
Montauk Renewables, Inc.*	506	2,105
Solaris Oilfield Infrastructure, Inc. — Class A	234	2,029
SunPower Corp. — Class A*,1	663	1,989
W&T Offshore, Inc.	746	1,977
Amplify Energy Corp.*	275	1,818
Ring Energy, Inc.*	910	1,784
FutureFuel Corp.	198	1,594
ProFrac Holding Corp. — Class A*	182	1,521
Forum Energy Technologies, Inc.*	73	1,459
Evolution Petroleum Corp.	235	1,443
Gevo, Inc.*	1,774	1,364
Energy Vault Holdings, Inc.*	744	1,332
Ranger Energy Services, Inc.	115	1,298
Granite Ridge Resources, Inc.	197	1,281
HighPeak Energy, Inc.	79	1,246
NACCO Industries, Inc. — Class A	32	966
Hallador Energy Co.*	173	922
TPI Composites, Inc.*,1	314	914
Eos Energy Enterprises, Inc.*	817	841
KLX Energy Services Holdings, Inc.*	96	743
Vertex Energy, Inc.*	496	694
Mammoth Energy Services, Inc.*	177	644
Maxeon Solar Technologies Ltd.*	187	623
PrimeEnergy Resources Corp.*	5	501
Ramaco Resources, Inc. — Class B	34	427
Empire Petroleum Corp.*	75	383
Verde Clean Fuels, Inc.*	5	20
Total Energy		1,404,049

Basic Materials - 1.9%
Commercial Metals Co.	877	51,541
ATI, Inc.*	965	49,379
Cabot Corp.	407	37,525
Balchem Corp.	239	37,033

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® FUND

	Shares	Value
Arcadium Lithium plc	7,655	$32,993
HB Fuller Co.	405	32,295
Avient Corp.	677	29,382
Carpenter Technology Corp.	366	26,140
Innospec, Inc.	187	24,112
Hecla Mining Co.	4,564	21,953
Sensient Technologies Corp.	315	21,795
Quaker Chemical Corp.	104	21,346
Constellium SE*	961	21,248
Uranium Energy Corp.*	2,789	18,826
Minerals Technologies, Inc.	243	18,293
Sylvamo Corp.	268	16,546
Rogers Corp.*	131	15,548
Tronox Holdings plc — Class A	876	15,199
Stepan Co.	159	14,316
Ingevity Corp.*	277	13,213
Hawkins, Inc.	147	11,290
Kaiser Aluminum Corp.	121	10,813
Orion S.A.	414	9,737
Coeur Mining, Inc.*	2,419	9,120
Perimeter Solutions S.A.*	1,150	8,533
Koppers Holdings, Inc.	153	8,441
Worthington Steel, Inc.	234	8,389
Ecovyst, Inc.*	692	7,716
Mativ Holdings, Inc.	402	7,537
Energy Fuels, Inc.*	1,192	7,498
Century Aluminum Co.*	399	6,141
AdvanSix, Inc.	201	5,749
Haynes International, Inc.	95	5,711
Novagold Resources, Inc.*	1,835	5,505
United States Lime & Minerals, Inc.	16	4,770
Encore Energy Corp.*	1,074	4,704
Ivanhoe Electric Incorporated / US*,1	423	4,145
Radius Recycling, Inc. — Class A	196	4,142
Compass Minerals International, Inc.	260	4,092
Lightwave Logic, Inc.*,1	870	4,072
Centrus Energy Corp. — Class A*	93	3,862
Oil-Dri Corporation of America	37	2,759
American Vanguard Corp.	205	2,655
Rayonier Advanced Materials, Inc.*	484	2,313
Kronos Worldwide, Inc.	168	1,982
i-80 Gold Corp.*,1	1,466	1,964
Piedmont Lithium, Inc.*	136	1,811
Codexis, Inc.*	506	1,766
Intrepid Potash, Inc.*	81	1,690
Caledonia Mining Corporation plc	124	1,373
Perpetua Resources Corp.*	287	1,194
Trinseo plc	266	1,005
Dakota Gold Corp.*	408	967
Danimer Scientific, Inc.*	666	726
Glatfelter Corp.*	336	672
Contango ORE, Inc.*	28	556
Origin Materials, Inc.*	792	404
5E Advanced Materials, Inc.*	298	399
Valhi, Inc.	18	309
NioCorp Developments Ltd.*	14	38
Total Basic Materials		685,233
Communications - 1.8%
DigitalBridge Group, Inc.	1,210	23,317
Q2 Holdings, Inc.*	426	22,391
TEGNA, Inc.	1,477	22,066
Ziff Davis, Inc.*	342	21,560
Cogent Communications Holdings, Inc.	329	21,494
InterDigital, Inc.	192	20,440
Yelp, Inc. — Class A*	502	19,779
Credo Technology Group Holding Ltd.*	930	19,707
Cargurus, Inc.*	717	16,548
ePlus, Inc.*	199	15,629
Squarespace, Inc. — Class A*	425	15,487
Viavi Solutions, Inc.*	1,655	15,044
Calix, Inc.*	441	14,624
Perficient, Inc.*	257	14,467
Hims & Hers Health, Inc.*	927	14,341
EchoStar Corp. — Class A*	918	13,081
Opendoor Technologies, Inc.*	4,136	12,532
Beyond, Inc.*	342	12,281
Telephone & Data Systems, Inc.	751	12,031
Lumen Technologies, Inc.*	7,597	11,851
Upwork, Inc.*	939	11,512
Harmonic, Inc.*	836	11,236
Extreme Networks, Inc.*	958	11,055
Magnite, Inc.*	1,016	10,922
Sphere Entertainment Co.*	198	9,718
Sprinklr, Inc. — Class A*	782	9,595
Infinera Corp.*	1,514	9,129
Bumble, Inc. — Class A*	768	8,717
Cars.com, Inc.*	505	8,676
Shutterstock, Inc.	187	8,566
Globalstar, Inc.*	5,232	7,691
A10 Networks, Inc.	536	7,338
Liberty Latin America Ltd. — Class C*	1,038	7,256
Scholastic Corp.	192	7,240
QuinStreet, Inc.*	394	6,958
Couchbase, Inc.*	258	6,788
TechTarget, Inc.*	198	6,550
Shenandoah Telecommunications Co.	369	6,409
Revolve Group, Inc.*,1	298	6,309
Thryv Holdings, Inc.*	235	5,224
HealthStream, Inc.	185	4,932
Figs, Inc. — Class A*	970	4,831
Open Lending Corp. — Class A*	755	4,726
Clear Channel Outdoor Holdings, Inc.*	2,821	4,655
IDT Corp. — Class B	118	4,462
Gogo, Inc.*	503	4,416
Gray Television, Inc.	628	3,969
Stagwell, Inc.*	598	3,720
Cardlytics, Inc.*	256	3,709
NETGEAR, Inc.*	217	3,422
fuboTV, Inc.*	2,147	3,392
Sinclair, Inc.	249	3,354
Vivid Seats, Inc. — Class A*	558	3,342
MediaAlpha, Inc. — Class A*	163	3,320
Anterix, Inc.*	98	3,294
Liquidity Services, Inc.*	175	3,255

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® FUND

	Shares	Value
Aviat Networks, Inc.*	84	$3,221
ADTRAN Holdings, Inc.	592	3,220
Eventbrite, Inc. — Class A*	587	3,217
Grindr, Inc.*	311	3,150
Clearfield, Inc.*	99	3,053
EverQuote, Inc. — Class A*	161	2,988
Advantage Solutions, Inc.*	659	2,853
AMC Networks, Inc. — Class A*	234	2,838
Boston Omaha Corp. — Class A*	176	2,721
Gannett Company, Inc.*	1,095	2,672
ATN International, Inc.	83	2,615
AST SpaceMobile, Inc.*	858	2,488
Nextdoor Holdings, Inc.*	1,104	2,484
Consolidated Communications Holdings, Inc.*	565	2,441
Preformed Line Products Co.	18	2,316
Applied Digital Corp.*,1	518	2,217
Spok Holdings, Inc.	135	2,153
1-800-Flowers.com, Inc. — Class A*	198	2,144
Ribbon Communications, Inc.*	668	2,138
CommScope Holding Company, Inc.*	1,573	2,061
Liberty Latin America Ltd. — Class A*	272	1,896
EW Scripps Co. — Class A*	452	1,776
Stitch Fix, Inc. — Class A*	641	1,692
iHeartMedia, Inc. — Class A*	779	1,628
Ooma, Inc.*	181	1,544
OptimizeRx Corp.*	126	1,531
WideOpenWest, Inc.*	385	1,394
Tucows, Inc. — Class A*	75	1,392
Nerdy, Inc.*	450	1,310
Blade Air Mobility, Inc.*	445	1,268
BlackSky Technology, Inc.*	899	1,223
Lands’ End, Inc.*	112	1,220
BARK, Inc.*	809	1,003
Townsquare Media, Inc. — Class A	88	966
ContextLogic, Inc. — Class A*	167	950
Terran Orbital Corp.*	647	848
DHI Group, Inc.*	325	829
Mondee Holdings, Inc.*,1	344	795
Luna Innovations, Inc.*	244	782
Entravision Communications Corp. — Class A	457	750
Gambling.com Group Ltd.*	81	740
KVH Industries, Inc.*	142	724
CarParts.com, Inc.*	403	653
Allbirds, Inc. — Class A*	721	500
Cambium Networks Corp.*	92	396
Solo Brands, Inc. — Class A*	167	362
Value Line, Inc.	6	243
DZS, Inc.*	165	218
Urban One, Inc.*	93	190
Urban One, Inc.*	61	165
Focus Universal, Inc.*	1	—
Total Communications		650,336

Utilities - 1.4%
Southwest Gas Holdings, Inc.	469	35,705
Brookfield Infrastructure Corp. — Class A	897	32,328
Portland General Electric Co.	761	31,962
New Jersey Resources Corp.	727	31,195
Black Hills Corp.	506	27,628
Ormat Technologies, Inc.	406	26,873
Otter Tail Corp.	309	26,698
ONE Gas, Inc.	413	26,651
ALLETE, Inc.	432	25,765
PNM Resources, Inc.	641	24,127
Spire, Inc.	391	23,996
Northwestern Energy Group, Inc.	457	23,275
MGE Energy, Inc.	273	21,491
Avista Corp.	573	20,066
American States Water Co.	277	20,010
California Water Service Group	425	19,754
Chesapeake Utilities Corp.	162	17,382
SJW Group	235	13,299
Northwest Natural Holding Co.	273	10,161
Middlesex Water Co.	133	6,983
Unitil Corp.	121	6,334
Ameresco, Inc. — Class A*	244	5,888
York Water Co.	108	3,917
Consolidated Water Company Ltd.	114	3,341
Artesian Resources Corp. — Class A	63	2,338
Altus Power, Inc.*	485	2,318
Genie Energy Ltd. — Class B	150	2,262
RGC Resources, Inc.	61	1,235
Global Water Resources, Inc.	86	1,104
FTC Solar, Inc.*	483	260
Total Utilities		494,346

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	209	6,191

Total Common Stocks
(Cost $19,356,193)		19,933,792

RIGHTS† - 0.0%
Consumer, Non-cyclical - 0.0%
Cartesian Therapeutics Inc.*	881	—
Oncternal Therapeutics, Inc.*, †††	7	—
Tobira Therapeutics, Inc.*,†††	141	—
Novartis AG*,†††	429	—
Total Consumer, Non-cyclical		—

Energy - 0.0%
Empire Petroleum Corp.
Expires 04/03/24	75	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® FUND

	Shares	Value
Industrial - 0.0%
INNOVATE Corp.
Expires 03/25/24††	339	$—
Total Rights
(Cost $271)		—

EXCHANGE-TRADED FUNDS† - 7.4%
Vanguard Russell 2000 ETF[1]	15,743	1,339,099
iShares Russell 2000 Index ETF	6,356	1,336,667
Total Exchange-Traded Funds
(Cost $2,799,130)		2,675,766

	Face Amount
U.S. TREASURY BILLS†† - 3.1%
U.S. Treasury Bills
5.27% due 04/23/24[2]	$700,000	697,746
5.25% due 04/23/24[2,3]	300,000	299,034
5.26% due 04/23/24[2]	100,000	99,678
5.17% due 04/16/24[2,4]	19,000	18,958
Total U.S. Treasury Bills
(Cost $1,115,420)		1,115,416

REPURCHASE AGREEMENTS††,5 - 33.2%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24[3]	6,933,739	6,933,739
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24[3]	2,666,823	2,666,823
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24[3]	2,417,244	2,417,244
Total Repurchase Agreements
(Cost $12,017,806)		12,017,806

SECURITIES LENDING COLLATERAL†,6 - 3.5%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[7]	1,273,415	$1,273,415
Total Securities Lending Collateral
(Cost $1,273,415)		1,273,415

Total Investments - 102.4%
(Cost $36,562,235)		$37,016,195
Other Assets & Liabilities, net - (2.4)%		(869,255)
Total Net Assets - 100.0%		$36,146,940

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	35	Jun 2024	$3,753,925	$71,653

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
RUSSELL 2000® FUND

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Russell 2000 Index	Pay	5.78% (SOFR + 0.45%)	At Maturity	06/25/24	2,006	$4,262,699	$148,512
Goldman Sachs International	Russell 2000 Index	Pay	5.43% (Federal Funds Rate + 0.10%)	At Maturity	06/26/24	1,807	3,839,198	85,452
BNP Paribas	Russell 2000 Index	Pay	5.53% (Federal Funds Rate + 0.20%)	At Maturity	06/26/24	811	1,723,977	39,580
							$9,825,874	$273,544

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 input, unless otherwise noted— See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2024.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2024.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of March 31, 2024.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
RUSSELL 2000® FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs		Total
Common Stocks	$19,933,792	$—	*	$—		$19,933,792
Rights	—	—	*	—	*	—
Exchange-Traded Funds	2,675,766	—		—		2,675,766
U.S. Treasury Bills	—	1,115,416		—		1,115,416
Repurchase Agreements	—	12,017,806		—		12,017,806
Securities Lending Collateral	1,273,415	—		—		1,273,415
Equity Futures Contracts**	71,653	—		—		71,653
Equity Index Swap Agreements**	—	273,544		—		273,544
Total Assets	$23,954,626	$13,406,766		$—		$37,361,392

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $1,196,314 of securities loaned (cost $24,544,429)	$24,998,389
Repurchase agreements, at value (cost $12,017,806)	12,017,806
Cash	22,491
Segregated cash with broker	208,647
Unrealized appreciation on OTC swap agreements	273,544
Receivables:
Swap settlement	145,763
Fund shares sold	58,980
Dividends	19,328
Securities sold	15,979
Variation margin on futures contracts	11,725
Interest	7,088
Securities lending income	1,462
Total assets	37,781,202

Liabilities:
Segregated cash due to broker	280,000
Payable for:
Return of securities lending collateral	1,273,415
Management fees	20,989
Transfer agent fees	12,900
Distribution and service fees	8,400
Fund shares redeemed	6,718
Portfolio accounting and administration fees	4,338
Trustees’ fees*	282
Miscellaneous	27,220
Total liabilities	1,634,262
Net assets	$36,146,940

Net assets consist of:
Paid in capital	$38,237,568
Total distributable earnings (loss)	(2,090,628)
Net assets	$36,146,940
Class A:
Net assets	$7,183,922
Capital shares outstanding	138,661
Net asset value per share	$51.81
Maximum offering price per share (Net asset value divided by 95.25%)	$54.39
Class C:
Net assets	$3,929,969
Capital shares outstanding	90,235
Net asset value per share	$43.55
Class H:
Net assets	$25,033,049
Capital shares outstanding	484,351
Net asset value per share	$51.68

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $397)	$279,184
Interest	392,104
Income from securities lending, net	20,869
Total investment income	692,157

Expenses:
Management fees	204,470
Distribution and service fees:
Class A	12,860
Class C	15,067
Class H	51,527
Transfer agent fees	61,355
Portfolio accounting and administration fees	55,881
Registration fees	23,793
Professional fees	13,748
Custodian fees	4,941
Trustees’ fees*	4,237
Interest expense	1,409
Miscellaneous	17,119
Total expenses	466,407
Less:
Expenses reimbursed by Adviser	(9,583)
Net expenses	456,824
Net investment income	235,333

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(29,436)
Swap agreements	183,056
Futures contracts	43,852
Net realized gain	197,472
Net change in unrealized appreciation (depreciation) on:
Investments	3,500,648
Swap agreements	231,902
Futures contracts	63,533
Net change in unrealized appreciation (depreciation)	3,796,083
Net realized and unrealized gain	3,993,555
Net increase in net assets resulting from operations	$4,228,888

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

RUSSELL 2000® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$235,333	$44,990
Net realized gain (loss) on investments	197,472	(2,609,582)
Net change in unrealized appreciation (depreciation) on investments	3,796,083	(1,680,165)
Net increase (decrease) in net assets resulting from operations	4,228,888	(4,244,757)

Distributions to shareholders:
Class A	(9,693)	—
Class C	(3,174)	—
Class H	(46,037)	—
Total distributions to shareholders	(58,904)	—

Capital share transactions:
Proceeds from sale of shares
Class A	12,021,235	15,034,155
Class C	2,714,592	287,217
Class H	67,073,724	20,564,801
Distributions reinvested
Class A	9,570	—
Class C	2,469	—
Class H	46,005	—
Cost of shares redeemed
Class A	(9,294,688)	(15,994,733)
Class C	(553,562)	(390,831)
Class H	(61,143,883)	(20,271,844)
Net increase (decrease) from capital share transactions	10,875,462	(771,235)
Net increase (decrease) in net assets	15,045,446	(5,015,992)

Net assets:
Beginning of year	21,101,494	26,117,486
End of year	$36,146,940	$21,101,494

Capital share activity:
Shares sold
Class A	258,409	339,145
Class C	63,825	7,559
Class H	1,423,771	453,292
Shares issued from reinvestment of distributions
Class A	209	—
Class C	64	—
Class H	1,005	—
Shares redeemed
Class A	(206,292)	(366,931)
Class C	(14,751)	(10,500)
Class H	(1,298,866)	(459,644)
Net increase (decrease) in shares	227,374	(37,079)

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$44.08	$50.66	$61.82	$32.24	$43.81
Income (loss) from investment operations:
Net investment income (loss)[a]	.40	.13	(.69)	(.77)	— [e]
Net gain (loss) on investments (realized and unrealized)	7.42	(6.71)	(3.41)	30.35	(10.89)
Total from investment operations	7.82	(6.58)	(4.10)	29.58	(10.89)
Less distributions from:
Net investment income	(.09)	—	—	—	(.01)
Net realized gains	—	—	(7.06)	—	(.67)
Total distributions	(.09)	—	(7.06)	—	(.68)
Net asset value, end of period	$51.81	$44.08	$50.66	$61.82	$32.24

Total Return[b]	17.77%	(12.99%)	(7.29%)	91.75%	(25.32%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,184	$3,806	$5,781	$12,421	$10,712
Ratios to average net assets:
Net investment income (loss)	0.87%	0.28%	(1.14%)	(1.53%)	— [f]
Total expenses[c]	1.66%	1.65%	1.60%	1.67%	1.73%
Net expenses[d]	1.63%	1.65%	1.60%	1.67%	1.73%
Portfolio turnover rate	12%	25%	76%	—	35%

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$37.35	$43.24	$54.24	$28.50	$39.09
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	(.21)	(.98)	(.95)	(.29)
Net gain (loss) on investments (realized and unrealized)	6.24	(5.68)	(2.96)	26.69	(9.62)
Total from investment operations	6.29	(5.89)	(3.94)	25.74	(9.91)
Less distributions from:
Net investment income	(.09)	—	—	—	(.01)
Net realized gains	—	—	(7.06)	—	(.67)
Total distributions	(.09)	—	(7.06)	—	(.68)
Net asset value, end of period	$43.55	$37.35	$43.24	$54.24	$28.50

Total Return[b]	16.91%	(13.62%)	(8.05%)	90.32%	(25.88%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,930	$1,535	$1,904	$3,717	$1,590
Ratios to average net assets:
Net investment income (loss)	0.12%	(0.56%)	(1.89%)	(2.28%)	(0.74%)
Total expenses[c]	2.42%	2.40%	2.36%	2.43%	2.48%
Net expenses[d]	2.38%	2.40%	2.36%	2.43%	2.48%
Portfolio turnover rate	12%	25%	76%	—	35%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$43.97	$50.53	$61.68	$32.17	$43.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.42	.09	(.66)	(.75)	.01
Net gain (loss) on investments (realized and unrealized)	7.38	(6.65)	(3.43)	30.26	(10.86)
Total from investment operations	7.80	(6.56)	(4.09)	29.51	(10.85)
Less distributions from:
Net investment income	(.09)	—	—	—	(.01)
Net realized gains	—	—	(7.06)	—	(.67)
Total distributions	(.09)	—	(7.06)	—	(.68)
Net asset value, end of period	$51.68	$43.97	$50.53	$61.68	$32.17

Total Return	17.77%	(12.98%)	(7.29%)	91.73%	(25.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,033	$15,761	$18,432	$29,743	$6,731
Ratios to average net assets:
Net investment income (loss)	0.92%	0.21%	(1.12%)	(1.52%)	0.01%
Total expenses[c]	1.67%	1.65%	1.61%	1.67%	1.73%
Net expenses[d]	1.63%	1.65%	1.61%	1.67%	1.73%
Portfolio turnover rate	12%	25%	76%	—	35%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Less than $0.01 per share.
[f]	Less than 0.01%

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. The Fund Class H returned -11.70%, while the Russell 2000 Index returned 19.71% over the same time period.

The sectors that contributed the most to the return of the underlying index were Industrials, Information Technology, and Financials. The only sectors that detracted were Utilities and Communication Services.

The holdings that contributed the most to the return of the underlying index were Super Micro Computer, Inc., MicroStrategy, Inc. – Class A, and ImmunoGen, Inc. Those that detracted the most were Fox Factory Holding Corp., Revance Therapeutics, Inc., and Arcadium Lithium Plc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns” on page 6.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 143

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Inception Dates:
Class A	March 31, 2004
Class C	February 20, 2004
Class H	February 20, 2004

Cumulative Fund Performance*

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings	% of Total Net Assets
Guggenheim Ultra Short Duration Fund — Institutional Class	19.9%
Guggenheim Strategy Fund II	19.9%
Total	39.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	(11.70%)	(12.11%)	(10.65%)
Class A Shares with sales charge†	(15.89%)	(12.96%)	(11.08%)
Class C Shares	(12.35%)	(12.76%)	(11.32%)
Class C Shares with CDSC‡	(13.15%)	(12.76%)	(11.32%)
Class H Shares	(11.70%)	(12.10%)	(10.64%)
Russell 2000 Index	19.71%	8.10%	9.03%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Class A shares and Class H shares only; performance for Class C shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

144 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 39.8%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	44,544	$441,426
Guggenheim Strategy Fund II1	17,889	440,079
Total Mutual Funds
(Cost $868,958)		881,505

	Face Amount
U.S. TREASURY BILLS†† - 0.6%
U.S. Treasury Bills
5.17% due 04/16/24[2]	$13,000	12,972
Total U.S. Treasury Bills
(Cost $12,972)		12,972

REPURCHASE AGREEMENTS††,3 - 75.1%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24[4]	959,793	959,793
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24[4]	369,151	369,151
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24[4]	334,603	334,603
Total Repurchase Agreements
(Cost $1,663,547)		1,663,547

Total Investments - 115.5%
(Cost $2,545,477)		$2,558,024
Other Assets & Liabilities, net - (15.5)%		(343,054)
Total Net Assets - 100.0%		$2,214,970

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	Russell 2000 Index	Receive	5.38% (SOFR + 0.05%)	At Maturity	06/25/24	168	$356,662	$(14,914)
BNP Paribas	Russell 2000 Index	Receive	5.13% (Federal Funds Rate - 0.20%)	At Maturity	06/26/24	320	679,792	(15,893)
Goldman Sachs International	Russell 2000 Index	Receive	5.18% (Federal Funds Rate - 0.15%)	At Maturity	06/26/24	546	1,159,644	(27,110)
							$2,196,098	$(57,917)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2024.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 145

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
INVERSE RUSSELL 2000® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$881,505	$—	$—	$881,505
U.S. Treasury Bills	—	12,972	—	12,972
Repurchase Agreements	—	1,663,547	—	1,663,547
Total Assets	$881,505	$1,676,519	$—	$2,558,024

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$57,917	$—	$57,917

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Guggenheim Strategy Funds”), each of which are open-end management investment companies managed by GI. The Guggenheim Strategy Funds, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Guggenheim Strategy Funds pay no investment management fees. The Guggenheim Strategy Funds’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$946,618	$—	$(515,000)	$(7,780)	$16,241	$440,079	17,889	$38,028
Guggenheim Ultra Short Duration Fund — Institutional Class	944,879	—	(515,000)	(7,484)	19,031	441,426	44,544	36,849
	$1,891,497	$—	$(1,030,000)	$(15,264)	$35,272	$881,505		$74,877

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $12,972)	$12,972
Investments in affiliated issuers, at value (cost $868,958)	881,505
Repurchase agreements, at value (cost $1,663,547)	1,663,547
Segregated cash with broker	28,000
Receivables:
Dividends	3,993
Interest	981
Fund shares sold	75
Total assets	2,591,073

Liabilities:
Unrealized depreciation on OTC swap agreements	57,917
Payable for:
Fund shares redeemed	299,835
Swap settlement	12,274
Management fees	1,987
Transfer agent fees	1,020
Distribution and service fees	578
Portfolio accounting and administration fees	121
Trustees’ fees*	25
Miscellaneous	2,346
Total liabilities	376,103
Net assets	$2,214,970

Net assets consist of:
Paid in capital	$44,835,744
Total distributable earnings (loss)	(42,620,774)
Net assets	$2,214,970
Class A:
Net assets	$366,065
Capital shares outstanding	7,429
Net asset value per share	$49.28
Maximum offering price per share (Net asset value divided by 95.25%)	$51.74
Class C:
Net assets	$138
Capital shares outstanding	3
Net asset value per share	$41.76
Class H:
Net assets	$1,848,767
Capital shares outstanding	37,360
Net asset value per share	$49.49

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends from securities of affiliated issuers	$74,877
Interest	135,532
Total investment income	210,409

Expenses:
Management fees	35,621
Distribution and service fees:
Class A	965
Class C	255
Class H	8,866
Transfer agent fees	8,612
Portfolio accounting and administration fees	6,033
Registration fees	4,882
Professional fees	1,684
Trustees’ fees*	907
Custodian fees	554
Interest expense	59
Miscellaneous	693
Total expenses	69,131
Less:
Expenses reimbursed by Adviser	(2,906)
Expenses waived by Adviser	(1,720)
Total waived/reimbursed expenses	(4,626)
Net expenses	64,505
Net investment income	145,904

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(15,264)
Swap agreements	(613,528)
Futures contracts	43,868
Net realized loss	(584,924)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	4
Investments in affiliated issuers	35,272
Swap agreements	107,698
Net change in unrealized appreciation (depreciation)	142,974
Net realized and unrealized loss	(441,950)
Net decrease in net assets resulting from operations	$(296,046)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$145,904	$126,926
Net realized loss on investments	(584,924)	(909,496)
Net change in unrealized appreciation (depreciation) on investments	142,974	(164,866)
Net decrease in net assets resulting from operations	(296,046)	(947,436)

Distributions to shareholders:
Class A	(22,717)	—
Class C	(871)	—
Class H	(106,847)	—
Total distributions to shareholders	(130,435)	—

Capital share transactions:
Proceeds from sale of shares
Class A	611,136	403,082
Class C	3,800	117,157
Class H	18,993,823	101,535,042
Distributions reinvested
Class A	22,700	—
Class C	871	—
Class H	106,719	—
Cost of shares redeemed
Class A	(707,833)	(372,766)
Class C	(56,811)	(85,772)
Class H	(22,343,474)	(100,505,459)
Net increase (decrease) from capital share transactions	(3,369,069)	1,091,284
Net increase (decrease) in net assets	(3,795,550)	143,848

Net assets:
Beginning of year	6,010,520	5,866,672
End of year	$2,214,970	$6,010,520

Capital share activity:
Shares sold
Class A	11,015	6,565
Class C	78	2,169
Class H	318,605	1,660,486
Shares issued from reinvestment of distributions
Class A	413	—
Class C	19	—
Class H	1,933	—
Shares redeemed
Class A	(12,333)	(6,263)
Class C	(1,155)	(1,696)
Class H	(373,513)	(1,667,628)
Net decrease in shares	(54,938)	(6,367)

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[e]
Per Share Data
Net asset value, beginning of period	$60.13	$55.13	$55.28	$120.61	$102.08
Income (loss) from investment operations:
Net investment income (loss)[a]	2.16	.67	(.64)	(.45)	.50
Net gain (loss) on investments (realized and unrealized)	(8.72)	4.33 [f]	.49	(64.83)	18.73 [f]
Total from investment operations	(6.56)	5.00	(.15)	(65.28)	19.23
Less distributions from:
Net investment income	(4.29)	—	—	(.05)	(.70)
Total distributions	(4.29)	—	—	(.05)	(.70)
Net asset value, end of period	$49.28	$60.13	$55.13	$55.28	$120.61

Total Return[b]	(11.70%)	9.07%	(0.27%)	(54.13%)	19.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$366	$501	$443	$320	$207
Ratios to average net assets:
Net investment income (loss)	3.73%	1.13%	(1.17%)	(1.38%)	0.51%
Total expenses[c]	1.75%	1.80%	1.71%	1.80%	1.82%
Net expenses[d]	1.62%	1.75%	1.66%	1.78%	1.78%
Portfolio turnover rate	—	—	—	14%	7%

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[e]
Per Share Data
Net asset value, beginning of period	$52.00	$48.07	$48.51	$106.73	$91.07
Income (loss) from investment operations:
Net investment income (loss)[a]	1.50	.30	(.89)	(.61)	(.30)
Net gain (loss) on investments (realized and unrealized)	(7.45)	3.63 [f]	.45	(57.56)	16.66 [f]
Total from investment operations	(5.95)	3.93	(.44)	(58.17)	16.36
Less distributions from:
Net investment income	(4.29)	—	—	(.05)	(.70)
Total distributions	(4.29)	—	—	(.05)	(.70)
Net asset value, end of period	$41.76	$52.00	$48.07	$48.51	$106.73

Total Return[b]	(12.35%)	8.18%	(0.91%)	(54.49%)	18.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$0	$55	$28	$26	$94
Ratios to average net assets:
Net investment income (loss)	2.92%	0.58%	(1.88%)	(2.15%)	(0.34%)
Total expenses[c]	2.49%	2.55%	2.46%	2.57%	2.57%
Net expenses[d]	2.38%	2.49%	2.40%	2.54%	2.53%
Portfolio turnover rate	—	—	—	14%	7%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[e]
Per Share Data
Net asset value, beginning of period	$60.38	$55.35	$55.51	$121.09	$102.43
Income (loss) from investment operations:
Net investment income (loss)[a]	2.16	.64	(.64)	(.44)	.10
Net gain (loss) on investments (realized and unrealized)	(8.76)	4.39 [f]	.48	(65.09)	19.26 [f]
Total from investment operations	(6.60)	5.03	(.16)	(65.53)	19.36
Less distributions from:
Net investment income	(4.29)	—	—	(.05)	(.70)
Total distributions	(4.29)	—	—	(.05)	(.70)
Net asset value, end of period	$49.49	$60.38	$55.35	$55.51	$121.09

Total Return	(11.70%)	9.09%	(0.29%)	(54.13%)	19.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,849	$5,454	$5,396	$5,087	$22,414
Ratios to average net assets:
Net investment income (loss)	3.69%	1.06%	(1.17%)	(1.42%)	0.07%
Total expenses[c]	1.74%	1.78%	1.71%	1.81%	1.82%
Net expenses[d]	1.62%	1.72%	1.66%	1.79%	1.79%
Portfolio turnover rate	—	—	—	14%	7%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

DOW JONES INDUSTRIAL AVERAGE® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Dow Jones Industrial Average® (the “underlying index”).

For the Reporting Period, Dow Jones Industrial Average® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the Dow Jones Industrial Average. Dow Jones Industrial Average® Fund Class H returned 20.21%, while the Dow Jones Industrial Average returned 22.18% over the same time period.

The sectors that contributed the most to the return of the underlying index were Information Technology, Financials, and Industrials. The only sector that detracted was Energy.

The holdings that contributed the most to the return of the underlying index were Microsoft Corp., Caterpillar, Inc., and Salesforce, Inc. Those that detracted the most were Nike, Inc. – Class B, Boeing Co., and Walgreens Boot Alliance, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 151

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Inception Dates:
Class A	December 1, 2015
Class C	December 1, 2015
Class H	December 1, 2015

Cumulative Fund Performance*

Ten Largest Holdings	% of Total Net Assets
UnitedHealth Group, Inc.	6.3%
Microsoft Corp.	5.3%
Goldman Sachs Group, Inc.	5.3%
Home Depot, Inc.	4.9%
Caterpillar, Inc.	4.6%
Salesforce, Inc.	3.8%
Amgen, Inc.	3.6%
McDonald’s Corp.	3.6%
Visa, Inc. — Class A	3.5%
Travelers Companies, Inc.	2.9%
Top Ten Total	43.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	Since Inception (12/01/15)
Class A Shares	20.22%	9.30%	10.65%
Class A Shares with sales charge†	14.50%	8.24%	10.00%
Class C Shares	19.32%	8.48%	9.82%
Class C Shares with CDSC‡	18.32%	8.48%	9.82%
Class H Shares	20.21%	9.30%	10.66%
Dow Jones Industrial Average®	22.18%	11.31%	12.58%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average® is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Class A shares and Class H shares only; performance for Class C shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

152 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
DOW JONES INDUSTRIAL AVERAGE® FUND

	Shares	Value
COMMON STOCKS† - 76.9%

Financial - 17.1%
Goldman Sachs Group, Inc.	3,376	$1,410,121
Visa, Inc. — Class A	3,376	942,174
Travelers Companies, Inc.	3,376	776,953
American Express Co.	3,376	768,681
JPMorgan Chase & Co.	3,376	676,213
Total Financial		4,574,142

Consumer, Non-cyclical - 16.4%
UnitedHealth Group, Inc.	3,376	1,670,107
Amgen, Inc.	3,376	959,864
Procter & Gamble Co.	3,376	547,756
Johnson & Johnson	3,376	534,050
Merck & Company, Inc.	3,376	445,463
Coca-Cola Co.	3,376	206,544
Total Consumer, Non-cyclical		4,363,784

Technology - 14.3%
Microsoft Corp.	3,376	1,420,351
Salesforce, Inc.	3,376	1,016,783
International Business Machines Corp.	3,376	644,681
Apple, Inc.	3,376	578,917
Intel Corp.	3,376	149,118
Total Technology		3,809,850

Industrial - 11.0%
Caterpillar, Inc.	3,376	1,237,068
Honeywell International, Inc.	3,376	692,924
Boeing Co.*	3,376	651,534
3M Co.	3,376	358,092
Total Industrial		2,939,618

Consumer, Cyclical - 10.4%
Home Depot, Inc.	3,376	1,295,034
McDonald’s Corp.	3,376	951,863
NIKE, Inc. — Class B	3,376	317,276
Walmart, Inc.	3,375	203,074
Total Consumer, Cyclical		2,767,247

Communications - 5.0%
Amazon.com, Inc.*	3,376	608,963
Walt Disney Co.	3,376	413,087
Cisco Systems, Inc.	3,376	168,496
Verizon Communications, Inc.	3,376	141,657
Total Communications		1,332,203

Energy - 2.0%
Chevron Corp.	3,376	532,530

Basic Materials - 0.7%
Dow, Inc.	3,376	195,572

Total Common Stocks
(Cost $15,056,234)		20,514,946

MUTUAL FUNDS† - 4.8%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	67,906	672,952
Guggenheim Strategy Fund II1	24,698	607,579
Total Mutual Funds
(Cost $1,285,414)		1,280,531

	Face Amount
U.S. TREASURY BILLS†† - 1.4%
U.S. Treasury Bills
5.25% due 04/23/24[2,3]	$200,000	199,356
5.26% due 04/23/24[3]	100,000	99,678
5.17% due 04/16/24[3,4]	92,000	91,798
Total U.S. Treasury Bills
(Cost $390,835)		390,832

REPURCHASE AGREEMENTS††,5 - 16.9%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24[2]	2,593,950	2,593,950
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24[2]	997,673	997,673
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24[2]	904,304	904,304
Total Repurchase Agreements
(Cost $4,495,927)		4,495,927

Total Investments - 100.0%
(Cost $21,228,410)		$26,682,236
Other Assets & Liabilities, net - 0.0%		(9,728)
Total Net Assets - 100.0%		$26,672,508

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
DOW JONES INDUSTRIAL AVERAGE® FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Mini Futures Contracts	13	Jun 2024	$2,610,140	$46,220

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Dow Jones Industrial Average	Pay	5.93% (SOFR + 0.60%)	At Maturity	06/25/24	66	$2,618,043	$42,613
BNP Paribas	Dow Jones Industrial Average	Pay	5.88% (Federal Funds Rate + 0.55%)	At Maturity	06/26/24	24	940,043	6,966
							$3,558,086	$49,579

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2024.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2024.
[5]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$20,514,946	$—	$—	$20,514,946
Mutual Funds	1,280,531	—	—	1,280,531
U.S. Treasury Bills	—	390,832	—	390,832
Repurchase Agreements	—	4,495,927	—	4,495,927
Equity Futures Contracts**	46,220	—	—	46,220
Equity Index Swap Agreements**	—	49,579	—	49,579
Total Assets	$21,841,697	$4,936,338	$—	$26,778,035

**	This derivative is reported as unrealized appreciation/depreciation at period end.

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
DOW JONES INDUSTRIAL AVERAGE® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Guggenheim Strategy Funds”), each of which are open-end management investment companies managed by GI. The Guggenheim Strategy Funds, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Guggenheim Strategy Funds pay no investment management fees. The Guggenheim Strategy Funds’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$897,823	$—	$(300,000)	$(7,060)	$16,816	$607,579	24,698	$37,690
Guggenheim Ultra Short Duration Fund — Institutional Class	958,754	—	(300,000)	(5,796)	19,994	672,952	67,906	40,257
	$1,856,577	$—	$(600,000)	$(12,856)	$36,810	$1,280,531		$77,947

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $15,447,069)	$20,905,778
Investments in affiliated issuers, at value (cost $1,285,414)	1,280,531
Repurchase agreements, at value (cost $4,495,927)	4,495,927
Cash	3,376
Segregated cash with broker	18,300
Unrealized appreciation on OTC swap agreements	49,579
Receivables:
Dividends	13,320
Fund shares sold	5,451
Interest	2,652
Variation margin on futures contracts	780
Total assets	26,775,694

Liabilities:
Payable for:
Fund shares redeemed	41,086
Management fees	16,016
Transfer agent fees	10,059
Distribution and service fees	7,168
Licensing fees	5,936
Swap settlement	2,965
Portfolio accounting and administration fees	2,208
Trustees’ fees*	225
Miscellaneous	17,523
Total liabilities	103,186
Net assets	$26,672,508

Net assets consist of:
Paid in capital	$22,197,520
Total distributable earnings (loss)	4,474,988
Net assets	$26,672,508
Class A:
Net assets	$4,110,994
Capital shares outstanding	42,984
Net asset value per share	$95.64
Maximum offering price per share (Net asset value divided by 95.25%)	$100.41
Class C:
Net assets	$2,775,093
Capital shares outstanding	31,108
Net asset value per share	$89.21
Class H:
Net assets	$19,786,421
Capital shares outstanding	206,682
Net asset value per share	$95.73

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends from securities of unaffiliated issuers	$425,395
Dividends from securities of affiliated issuers	77,947
Interest	107,837
Income from securities lending, net	339
Total investment income	611,518

Expenses:
Management fees	179,644
Distribution and service fees:
Class A	8,404
Class C	28,043
Class H	44,460
Transfer agent fees	52,143
Portfolio accounting and administration fees	36,511
Registration fees	22,468
Professional fees	11,382
Trustees’ fees*	4,092
Custodian fees	3,456
Interest expense	308
Line of credit fees	39
Miscellaneous	29,247
Total expenses	420,197
Less:
Expenses reimbursed by Adviser	(7,557)
Expenses waived by Adviser	(1,856)
Total waived/reimbursed expenses	(9,413)
Net expenses	410,784
Net investment income	200,734

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	878,103
Investments in affiliated issuers	(12,856)
Swap agreements	359,463
Futures contracts	32,873
Net realized gain	1,257,583
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,346,691
Investments in affiliated issuers	36,810
Swap agreements	12,722
Futures contracts	26,195
Net change in unrealized appreciation (depreciation)	2,422,418
Net realized and unrealized gain	3,680,001
Net increase in net assets resulting from operations	$3,880,735

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$200,734	$184,869
Net realized gain on investments	1,257,583	3,787,609
Net change in unrealized appreciation (depreciation) on investments	2,422,418	(3,212,347)
Net increase in net assets resulting from operations	3,880,735	760,131

Distributions to shareholders:
Class A	(21,691)	(125,880)
Class C	(22,672)	(88,282)
Class H	(125,457)	(617,177)
Total distributions to shareholders	(169,820)	(831,339)

Capital share transactions:
Proceeds from sale of shares
Class A	3,228,603	16,530,435
Class C	1,275,512	719,834
Class H	60,224,253	136,595,167
Distributions reinvested
Class A	21,667	122,857
Class C	21,421	85,555
Class H	125,178	614,515
Cost of shares redeemed
Class A	(3,459,658)	(17,340,135)
Class C	(1,846,636)	(719,478)
Class H	(61,937,128)	(141,871,511)
Net decrease from capital share transactions	(2,346,788)	(5,262,761)
Net increase (decrease) in net assets	1,364,127	(5,333,969)

Net assets:
Beginning of year	25,308,381	30,642,350
End of year	$26,672,508	$25,308,381

Capital share activity:
Shares sold
Class A	37,560	205,921
Class C	16,180	9,409
Class H	695,077	1,714,832
Shares issued from reinvestment of distributions
Class A	247	1,554
Class C	261	1,149
Class H	1,423	7,766
Shares redeemed
Class A	(41,584)	(214,524)
Class C	(23,085)	(9,543)
Class H	(722,979)	(1,756,498)
Net decrease in shares	(36,900)	(39,934)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 157

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$80.18	$86.09	$82.82	$57.33	$70.54
Income (loss) from investment operations:
Net investment income (loss)[a]	.79	.52	.05	.02	.47
Net gain (loss) on investments (realized and unrealized)	15.35	(3.90)[e]	4.32 [f]	29.21	(10.67)
Total from investment operations	16.14	(3.38)	4.37	29.23	(10.20)
Less distributions from:
Net investment income	(.59)	(.47)	—	(.06)	(.31)
Net realized gains	(.09)	(2.06)	(1.10)	(3.68)	(2.70)
Total distributions	(.68)	(2.53)	(1.10)	(3.74)	(3.01)
Net asset value, end of period	$95.64	$80.18	$86.09	$82.82	$57.33

Total Return[b]	20.22%	(3.90%)	5.23%	51.61%	(15.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,111	$3,749	$4,632	$2,952	$2,652
Ratios to average net assets:
Net investment income (loss)	0.93%	0.65%	0.05%	0.02%	0.65%
Total expenses[c]	1.67%	1.57%	1.56%	1.69%	1.66%
Net expenses[d]	1.63%	1.55%	1.55%	1.68%	1.64%
Portfolio turnover rate	140%	414%	240%	110%	186%

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$75.39	$81.70	$79.25	$55.37	$68.74
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	(.03)	(.56)	(.49)	(.02)
Net gain (loss) on investments (realized and unrealized)	14.36	(3.75)[e]	4.11 [f]	28.11	(10.34)
Total from investment operations	14.50	(3.78)	3.55	27.62	(10.36)
Less distributions from:
Net investment income	(.59)	(.47)	—	(.06)	(.31)
Net realized gains	(.09)	(2.06)	(1.10)	(3.68)	(2.70)
Total distributions	(.68)	(2.53)	(1.10)	(3.74)	(3.01)
Net asset value, end of period	$89.21	$75.39	$81.70	$79.25	$55.37

Total Return[b]	19.32%	(4.61%)	4.43%	50.52%	(16.03%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,775	$2,846	$3,001	$2,842	$1,637
Ratios to average net assets:
Net investment income (loss)	0.17%	(0.04%)	(0.68%)	(0.70%)	(0.03%)
Total expenses[c]	2.42%	2.32%	2.32%	2.44%	2.42%
Net expenses[d]	2.38%	2.30%	2.31%	2.43%	2.40%
Portfolio turnover rate	140%	414%	240%	110%	186%

158 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$80.26	$86.15	$82.88	$57.36	$70.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.79	.60	.17	.03	.51
Net gain (loss) on investments (realized and unrealized)	15.36	(3.96)[e]	4.20 [f]	29.23	(10.73)
Total from investment operations	16.15	(3.36)	4.37	29.26	(10.22)
Less distributions from:
Net investment income	(.59)	(.47)	—	(.06)	(.31)
Net realized gains	(.09)	(2.06)	(1.10)	(3.68)	(2.70)
Total distributions	(.68)	(2.53)	(1.10)	(3.74)	(3.01)
Net asset value, end of period	$95.73	$80.26	$86.15	$82.88	$57.36

Total Return	20.21%	(3.87%)	5.23%	51.64%	(15.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,786	$18,713	$23,009	$17,500	$24,331
Ratios to average net assets:
Net investment income (loss)	0.93%	0.74%	0.19%	0.05%	0.70%
Total expenses[c]	1.67%	1.57%	1.57%	1.70%	1.66%
Net expenses[d]	1.63%	1.56%	1.55%	1.69%	1.64%
Portfolio turnover rate	140%	414%	240%	110%	186%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 159

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 Year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued 30 Year U.S. Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Government Long Bond 1.2x Strategy Fund Investor Class returned -11.71%. The Price Movement of the Long Treasury Bond was -2.62% for the period. The return of the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index was -7.73%.

Prices of long-term Treasury bonds fell over the Reporting Period. Yields, which move opposite from prices, rose from 3.67% to 4.34%. Yields of on-the-run U.S. Treasury 30 year bonds reached their low for the Reporting Period in April 2023 at 3.54% and their peak in October at 5.11%. This performance was partly due to the U.S. Federal Reserve’s (the “Fed”) aggressive pace of interest rate hikes to fight inflation—11 times since March 2022; its last rate hike was 25 basis points in July 2023, keeping the Fed funds rate at 5.25-5.50% through the rest of the Reporting Period.

The hikes kept investors watchful for signs of economic weakness or even recession for much of the Reporting Period, but few materialized as the Fed was resolute in its campaign to keep inflation near its target of 2%. By November 2023, investors seemed certain that the Fed was done hiking for this cycle, and would soon begin cutting rates, which led to a drop in yields across the curve. Long-term Treasury yields fell from the October high to 4.01% by the end of 2023.

However, a string of higher-than-expected inflation reports and a stronger-than-expected economy boosted yields higher through the first quarter of 2024, fueling concern that any rate cuts would be further out on the horizon. Market expectations for rate cuts in 2024 adjusted significantly from six at the beginning of 2024 to only three as of the end of the Reporting Period.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns” on page 6.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

160 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2024

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	January 3, 1994
Class A	March 31, 2004
Class C	May 2, 2001
Class H	September 18, 2014

Largest Holdings	% of Total Net Assets
U.S. Treasury Bond	81.6%
Guggenheim Ultra Short Duration Fund — Institutional Class	11.4%
Guggenheim Strategy Fund II	10.1%
Total	103.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 161

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Class Shares	(11.71%)	(6.67%)	(0.75%)
Class A Shares	(12.04%)	(6.95%)	(1.00%)
Class A Shares with sales charge†	(16.22%)	(7.85%)	(1.48%)
Class C Shares	(12.67%)	(7.64%)	(1.74%)
Class C Shares with CDSC‡	(13.53%)	(7.64%)	(1.74%)
Bloomberg U.S. Long Treasury Index	(6.08%)	(2.78%)	1.25%
Bloomberg U.S. Treasury Bellwethers 30 Yr. Index***	(7.73%)	(3.91%)	0.66%
Price Movement of Long Treasury Bond**	(2.62%)	(4.74%)	(1.14%)

	1 Year	5 Year	Since Inception (09/18/14)
Class H Shares	(11.87%)	(6.90%)	(1.68%)
Bloomberg U.S. Long Treasury Index	(6.08%)	(2.78%)	0.81%
Bloomberg U.S. Treasury Bellwethers 30 Yr. Index***	(7.73%)	(3.91%)	0.12%
Price Movement of Long Treasury Bond**	(2.62%)	(4.74%)	(1.61%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Long Treasury Index, Bloomberg U.S. Treasury Bellwethers 30 Yr. Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and Class A shares only; performance for Class C shares and Class H shares will vary due to differences in fee structures.

**	Does not reflect any interest.
***	Effective August 1, 2022, the Fund changed its comparative benchmark to the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

162 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 21.5%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	182,265	$1,806,249
Guggenheim Strategy Fund II1	64,935	1,597,404
Total Mutual Funds
(Cost $3,420,585)		3,403,653

	Face Amount
U.S. GOVERNMENT SECURITIES†† - 81.6%
U.S. Treasury Bond
4.25% due 02/15/54	$13,100,000	12,909,641
Total U.S. Government Securities
(Cost $12,702,508)		12,909,641

U.S. TREASURY BILLS†† - 3.6%
U.S. Treasury Bills
5.17% due 04/16/24[2,3]	572,000	570,743
Total U.S. Treasury Bills
(Cost $570,745)		570,743

REPURCHASE AGREEMENTS††,4 - 1.0%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	90,267	90,267
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	34,718	34,718
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	31,469	31,469
Total Repurchase Agreements
(Cost $156,454)		156,454

Total Investments - 107.7%
(Cost $16,850,292)		$17,040,491
Other Assets & Liabilities, net - (7.7)%		(1,217,027)
Total Net Assets - 100.0%		$15,823,464

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	48	Jun 2024	$6,192,000	$108,896

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at March 31, 2024.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 163

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$3,403,653	$—	$—	$3,403,653
U.S. Government Securities	—	12,909,641	—	12,909,641
U.S. Treasury Bills	—	570,743	—	570,743
Repurchase Agreements	—	156,454	—	156,454
Interest Rate Futures Contracts**	108,896	—	—	108,896
Total Assets	$3,512,549	$13,636,838	$—	$17,149,387

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Guggenheim Strategy Funds”), each of which are open-end management investment companies managed by GI. The Guggenheim Strategy Funds, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Guggenheim Strategy Funds pay no investment management fees. The Guggenheim Strategy Funds’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,966,699	$—	$(400,000)	$(4,238)	$34,943	$1,597,404	64,935	$106,946
Guggenheim Ultra Short Duration Fund — Institutional Class	2,462,516	—	(700,000)	(10,555)	54,288	1,806,249	182,265	117,911
	$4,429,215	$—	$(1,100,000)	$(14,793)	$89,231	$3,403,653		$224,857

164 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $13,273,253)	$13,480,384
Investments in affiliated issuers, at value (cost $3,420,585)	3,403,653
Repurchase agreements, at value (cost $156,454)	156,454
Receivables:
Securities sold	4,336,062
Interest	94,083
Variation margin on futures contracts	31,689
Dividends	15,295
Fund shares sold	7,184
Total assets	21,524,804

Liabilities:
Payable for:
Fund shares redeemed	5,648,547
Management fees	12,050
Transfer agent fees	11,893
Portfolio accounting and administration fees	2,548
Distribution and service fees	423
Trustees’ fees*	323
Distributions to shareholders	301
Miscellaneous	25,255
Total liabilities	5,701,340
Net assets	$15,823,464

Net assets consist of:
Paid in capital	$83,574,271
Total distributable earnings (loss)	(67,750,807)
Net assets	$15,823,464

Investor Class :
Net assets	$14,402,549
Capital shares outstanding	630,040
Net asset value per share	$22.86
Class A:
Net assets	$323,932
Capital shares outstanding	14,038
Net asset value per share	$23.08
Maximum offering price per share (Net asset value divided by 95.25%)	$24.23
Class C:
Net assets	$120,248
Capital shares outstanding	5,154
Net asset value per share	$23.33
Class H:
Net assets	$976,735
Capital shares outstanding	42,213
Net asset value per share	$23.14

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends from securities of affiliated issuers	$224,857
Interest	1,506,196
Total investment income	1,731,053

Expenses:
Management fees	198,105
Distribution and service fees:
Class A	1,952
Class C	1,566
Class H	16,158
Transfer agent fees	73,205
Portfolio accounting and administration fees	60,399
Registration fees	43,120
Professional fees	16,327
Trustees’ fees*	7,650
Custodian fees	5,469
Line of credit fees	383
Miscellaneous	11,003
Total expenses	435,337
Less:
Expenses reimbursed by Adviser	(11,364)
Expenses waived by Adviser	(5,427)
Total waived/reimbursed expenses	(16,791)
Net expenses	418,546
Net investment income	1,312,507

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(3,083,914)
Investments in affiliated issuers	(14,793)
Futures contracts	(1,588,334)
Net realized loss	(4,687,041)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,242,400)
Investments in affiliated issuers	89,231
Futures contracts	(611,574)
Net change in unrealized appreciation (depreciation)	(1,764,743)
Net realized and unrealized loss	(6,451,784)
Net decrease in net assets resulting from operations	$(5,139,277)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 165

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,312,507	$1,298,594
Net realized loss on investments	(4,687,041)	(37,235,351)
Net change in unrealized appreciation (depreciation) on investments	(1,764,743)	1,314,424
Net decrease in net assets resulting from operations	(5,139,277)	(34,622,333)

Distributions to shareholders:
Investor Class	(1,100,587)	(482,297)
Class A	(22,850)	(45,813)
Class C	(1,389)	—
Class H	(185,370)	(765,619)
Total distributions to shareholders	(1,310,196)	(1,293,729)

Capital share transactions:
Proceeds from sale of shares
Investor Class	572,977,937	1,129,806,243
Class A	464,696	3,185,992
Class C	256,440	844,347
Class H	93,228,054	749,356,668
Distributions reinvested
Investor Class	1,095,330	407,526
Class A	21,720	44,878
Class C	1,265	—
Class H	179,852	765,619
Cost of shares redeemed
Investor Class	(572,664,631)	(1,104,284,363)
Class A	(2,656,842)	(2,176,557)
Class C	(494,082)	(573,858)
Class H	(114,651,594)	(760,516,645)
Net increase (decrease) from capital share transactions	(22,241,855)	16,859,850
Net decrease in net assets	(28,691,328)	(19,056,212)

Net assets:
Beginning of year	44,514,792	63,571,004
End of year	$15,823,464	$44,514,792

Capital share activity:
Shares sold
Investor Class	24,603,342	37,816,102
Class A	19,515	112,769
Class C	10,565	29,443
Class H	3,777,836	26,450,947
Shares issued from reinvestment of distributions
Investor Class	47,018	14,010
Class A	873	1,631
Class C	53	—
Class H	7,194	27,540
Shares redeemed
Investor Class	(24,664,484)	(37,508,178)
Class A	(104,176)	(76,327)
Class C	(19,733)	(19,239)
Class H	(4,636,683)	(26,903,414)
Net decrease in shares	(958,680)	(54,716)

166 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$26.79	$36.94	$37.93	$74.11	$53.22
Income (loss) from investment operations:
Net investment income (loss)[a]	.80	.64	.39	.25	.77
Net gain (loss) on investments (realized and unrealized)	(3.93)	(10.11)	(1.00)	(14.59)	22.86
Total from investment operations	(3.13)	(9.47)	(.61)	(14.34)	23.63
Less distributions from:
Net investment income	(.80)	(.68)	(.38)	(.25)	(.77)
Net realized gains	—	—	—	(21.59)	(1.97)
Total distributions	(.80)	(.68)	(.38)	(21.84)	(2.74)
Net asset value, end of period	$22.86	$26.79	$36.94	$37.93	$74.11

Total Return	(11.71%)	(25.66%)	(1.71%)	(24.72%)	45.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,403	$17,260	$11,904	$69,360	$37,919
Ratios to average net assets:
Net investment income (loss)	3.42%	2.15%	0.95%	0.40%	1.28%
Total expenses[b]	1.05%	1.01%	0.96%	1.07%	1.07%
Net expenses[d]	1.00%	0.99%	0.95%	1.05%	1.05%
Portfolio turnover rate	1,573%	2,562%	2,153%	1,938%	1,130%

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$27.07	$37.34	$38.34	$74.70	$53.63
Income (loss) from investment operations:
Net investment income (loss)[a]	.73	.62	.28	.11	.72
Net gain (loss) on investments (realized and unrealized)	(3.97)	(10.28)	(1.00)	(14.78)	22.95
Total from investment operations	(3.24)	(9.66)	(.72)	(14.67)	23.67
Less distributions from:
Net investment income	(.75)	(.61)	(.28)	(.10)	(.63)
Net realized gains	—	—	—	(21.59)	(1.97)
Total distributions	(.75)	(.61)	(.28)	(21.69)	(2.60)
Net asset value, end of period	$23.08	$27.07	$37.34	$38.34	$74.70

Total Return[c]	(12.04%)	(25.88%)	(1.96%)	(24.98%)	45.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$324	$2,648	$2,231	$1,610	$2,775
Ratios to average net assets:
Net investment income (loss)	2.93%	2.18%	0.66%	0.18%	1.24%
Total expenses[b]	1.29%	1.25%	1.21%	1.30%	1.32%
Net expenses[d]	1.26%	1.24%	1.19%	1.29%	1.30%
Portfolio turnover rate	1,573%	2,562%	2,153%	1,938%	1,130%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 167

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$26.92	$36.61	$37.63	$74.15	$53.27
Income (loss) from investment operations:
Net investment income (loss)[a]	.57	.40	(.05)	(.33)	.13
Net gain (loss) on investments (realized and unrealized)	(3.97)	(10.09)	(.97)	(14.60)	22.92
Total from investment operations	(3.40)	(9.69)	(1.02)	(14.93)	23.05
Less distributions from:
Net investment income	(.19)	—	—	—	(.20)
Net realized gains	—	—	—	(21.59)	(1.97)
Total distributions	(.19)	—	—	(21.59)	(2.17)
Net asset value, end of period	$23.33	$26.92	$36.61	$37.63	$74.15

Total Return[c]	(12.67%)	(26.47%)	(2.71%)	(25.55%)	44.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$120	$384	$149	$169	$1,249
Ratios to average net assets:
Net investment income (loss)	2.36%	1.41%	(0.12%)	(0.55%)	0.21%
Total expenses[b]	2.05%	2.01%	1.96%	2.05%	2.08%
Net expenses[d]	2.00%	1.99%	1.94%	2.03%	2.06%
Portfolio turnover rate	1,573%	2,562%	2,153%	1,938%	1,130%

168 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$27.10	$37.37	$38.38	$74.75	$53.65
Income (loss) from investment operations:
Net investment income (loss)[a]	.73	.60	.28	.13	.61
Net gain (loss) on investments (realized and unrealized)	(3.94)	(10.26)	(1.01)	(14.82)	23.09
Total from investment operations	(3.21)	(9.66)	(.73)	(14.69)	23.70
Less distributions from:
Net investment income	(.75)	(.61)	(.28)	(.09)	(.63)
Net realized gains	—	—	—	(21.59)	(1.97)
Total distributions	(.75)	(.61)	(.28)	(21.68)	(2.60)
Net asset value, end of period	$23.14	$27.10	$37.37	$38.38	$74.75

Total Return	(11.87%)	(25.87%)	(1.95%)	(24.98%)	45.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$977	$24,223	$49,287	$85,087	$78,070
Ratios to average net assets:
Net investment income (loss)	2.87%	2.05%	0.69%	0.23%	1.02%
Total expenses[b]	1.28%	1.25%	1.21%	1.29%	1.32%
Net expenses[d]	1.26%	1.24%	1.19%	1.28%	1.30%
Portfolio turnover rate	1,573%	2,562%	2,153%	1,938%	1,130%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 169

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movement of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis. The Fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 Year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued 30 Year U.S. Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the Reporting Period, the Inverse Government Long Bond Strategy Fund Investor Class returned 16.72%. The Price Movement of the Long Treasury Bond was -2.62% for the period. The return of the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index was -7.73%.

Prices of long-term Treasury bonds fell over the Reporting Period. Yields, which move opposite from prices, rose from 3.67% to 4.34%. Yields of on-the-run U.S. Treasury 30 year bonds reached their low for the Reporting Period in April 2023 at 3.54% and their peak in October at 5.11%. This performance was partly due to the U.S. Federal Reserve’s (the “Fed”) aggressive pace of interest rate hikes to fight inflation—11 times since March 2022; its last rate hike was 25 basis points in July 2023, keeping the Fed funds rate at 5.25-5.50% through the rest of the Reporting Period.

The hikes kept investors watchful for signs of economic weakness or even recession for much of the Reporting Period, but few materialized as the Fed was resolute in its campaign to keep inflation near its target of 2%. By November 2023, investors seemed certain that the Fed was done hiking for this cycle, and would soon begin cutting rates, which led to a drop in yields across the curve. Long-term Treasury yields fell from the October high to 4.01% by the end of 2023.

However, a string of higher-than-expected inflation reports and a stronger-than-expected economy boosted yields higher through the first quarter of 2024, fueling concern that any rate cuts would be further out on the horizon. Market expectations for rate cuts in 2024 adjusted significantly from six at the beginning of 2024 to only three as of the end of the Reporting Period.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, the Fund’s returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their Fund holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns” on page 6.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

170 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2024

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	March 3, 1995
Class A	March 31, 2004
Class C	March 28, 2001
Class H	September 18, 2014

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund II	26.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	24.5%
Total	51.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 171

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Shares	16.72%	3.39%	(1.62%)
Class A Shares	16.42%	3.14%	(1.86%)
Class A Shares with sales charge†	10.89%	2.14%	(2.34%)
Class C Shares	15.56%	2.37%	(2.59%)
Class C Shares with CDSC§	14.56%	2.37%	(2.59%)
Bloomberg U.S. Long Treasury Index	(6.08%)	(2.78%)	1.25%
Bloomberg U.S. Treasury Bellwethers 30 Yr. Index***	(7.73%)	(3.91%)	0.66%
Price Movement of Long Treasury Bond**	(2.62%)	(4.74%)	(1.14%)

	1 Year	5 Year	Since Inception (09/18/14)
Class H Shares	16.43%	3.17%	(1.23%)
Bloomberg U.S. Long Treasury Index	(6.08%)	(2.78%)	0.81%
Bloomberg U.S. Treasury Bellwethers 30 Yr. Index***	(7.73%)	(3.91%)	0.12%
Price Movement of Long Treasury Bond**	(2.62%)	(4.74%)	(1.61%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Long Treasury Index, Bloomberg U.S. Treasury Bellwethers 30 Yr. Index, and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and Class A shares only; performance for Class C shares and Class H shares will vary due to differences in fee structures.

**	Does not reflect any interest.
***	Effective August 1, 2022, the Fund changed its comparative benchmark to the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

172 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 51.3%
Guggenheim Strategy Fund II1	210,588	$5,180,462
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	477,750	4,734,506
Total Mutual Funds
(Cost $9,964,837)		9,914,968

	Face Amount
FEDERAL AGENCY NOTES†† - 9.8%
Federal Home Loan Bank
5.40% (SOFR + 0.07%, Rate Floor: 0.00%) due 06/17/24◊	$1,900,000	1,900,235
Total Federal Agency Notes
(Cost $1,900,000)		1,900,235

U.S. TREASURY BILLS†† - 1.3%
U.S. Treasury Bills
5.17% due 04/16/24[2,3]	244,000	243,464
Total U.S. Treasury Bills
(Cost $243,465)		243,464

REPURCHASE AGREEMENTS††,4 - 100.7%
Individual Repurchase Agreements[5]
Mizuho Securities USA LLC issued 03/28/24 at 5.05% due 04/01/24 (secured by a U.S. Treasury Bond, at a rate of 4.25% and maturing 02/15/54 as collateral, with a value of $7,216,308) to be repurchased at $7,073,297	7,072,305	7,072,305
Barclays Capital, Inc. issued 03/28/24 at 5.00% due 04/01/24 (secured by a U.S. Treasury Bond, at a rate of 4.25% and maturing 02/15/54 as collateral, with a value of $6,910,402) to be repurchased at $6,773,441	6,772,500	6,772,500
Joint Repurchase Agreements[5]
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	3,232,005	3,232,005
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	1,243,079	1,243,079
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	1,126,743	1,126,743
Total Repurchase Agreements
(Cost $19,446,632)		19,446,632

Total Investments - 163.1%
(Cost $31,554,934)		$31,505,299

U.S. Government Securities Sold Short† - (80.6)%
U.S. Treasury Bond
4.25% due 02/15/54††	15,800,000	(15,570,406)
Total U.S. Government Securities Sold Short - (80.6)%
(Proceeds $15,363,619)		$(15,570,406)
Other Assets & Liabilities, net - 17.5%		3,383,291
Total Net Assets - 100.0%		$19,318,184

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	30	Jun 2024	$3,870,000	$(50,255)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 173

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at March 31, 2024.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as short security collateral at March 31, 2024.
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$9,914,968	$—	$—	$9,914,968
Federal Agency Notes	—	1,900,235	—	1,900,235
U.S. Treasury Bills	—	243,464	—	243,464
Repurchase Agreements	—	19,446,632	—	19,446,632
Total Assets	$9,914,968	$21,590,331	$—	$31,505,299

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Government Securities Sold Short	$—	$15,570,406	$—	$15,570,406
Interest Rate Futures Contracts**	50,255	—	—	50,255
Total Liabilities	$50,255	$15,570,406	$—	$15,620,661

**	This derivative is reported as unrealized appreciation/depreciation at period end.

174 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Guggenheim Strategy Funds”), each of which are open-end management investment companies managed by GI. The Guggenheim Strategy Funds, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Guggenheim Strategy Funds pay no investment management fees. The Guggenheim Strategy Funds’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$5,098,333	$—	$—	$—	$82,129	$5,180,462	210,588	$285,689
Guggenheim Ultra Short Duration Fund — Institutional Class	5,131,850	—	(500,001)	(6,091)	108,748	4,734,506	477,750	274,392
	$10,230,183	$—	$(500,001)	$(6,091)	$190,877	$9,914,968		$560,081

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 175

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $2,143,465)	$2,143,699
Investments in affiliated issuers, at value (cost $9,964,837)	9,914,968
Repurchase agreements, at value (cost $19,446,632)	19,446,632
Receivables:
Fund shares sold	1,978,232
Securities sold	1,478,203
Dividends	44,849
Interest	15,299
Total assets	35,021,882

Liabilities:
Securities sold short, at value (proceeds $15,363,619)	15,570,406
Payable for:
Management fees	12,844
Variation margin on futures contracts	12,225
Transfer agent fees	8,443
Distribution and service fees	1,707
Portfolio accounting and administration fees	807
Trustees’ fees*	258
Fund shares redeemed	3
Miscellaneous	97,005
Total liabilities	15,703,698
Net assets	$19,318,184

Net assets consist of:
Paid in capital	$254,925,082
Total distributable earnings (loss)	(235,606,898)
Net assets	$19,318,184

Investor Class :
Net assets	$13,105,067
Capital shares outstanding	68,111
Net asset value per share	$192.41
Class A:
Net assets	$2,861,653
Capital shares outstanding	15,714
Net asset value per share	$182.11
Maximum offering price per share (Net asset value divided by 95.25%)	$191.19
Class C:
Net assets	$582,389
Capital shares outstanding	3,828
Net asset value per share	$152.14
Class H:
Net assets	$2,769,075
Capital shares outstanding	15,138
Net asset value per share	$182.92

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends from securities of affiliated issuers	$560,081
Interest	2,621,965
Total investment income	3,182,046

Expenses:
Management fees	309,328
Distribution and service fees:
Class A	8,807
Class C	7,920
Class H	9,522
Transfer agent fees	74,909
Interest expense	1,123,549
Portfolio accounting and administration fees	52,391
Professional fees	13,160
Trustees’ fees*	7,160
Custodian fees	4,787
Line of credit fees	98
Miscellaneous	47,877
Total expenses	1,659,508
Less:
Expenses reimbursed by Adviser	(27,997)
Expenses waived by Adviser	(12,516)
Total waived/reimbursed expenses	(40,513)
Net expenses	1,618,995
Net investment income	1,563,051

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	150
Investments in affiliated issuers	(6,091)
Investments sold short	2,340,162
Futures contracts	702,820
Net realized gain	3,037,041
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,705)
Investments in affiliated issuers	190,877
Investments sold short	700,129
Futures contracts	270,129
Net change in unrealized appreciation (depreciation)	1,158,430
Net realized and unrealized gain	4,195,471
Net increase in net assets resulting from operations	$5,758,522

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

176 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,563,051	$(136,714)
Net realized gain on investments	3,037,041	27,500,883
Net change in unrealized appreciation (depreciation) on investments	1,158,430	(5,573,390)
Net increase in net assets resulting from operations	5,758,522	21,790,779

Distributions to shareholders:
Investor Class	(201,149)	—
Class A	(41,496)	—
Class C	(11,320)	—
Class H	(41,518)	—
Total distributions to shareholders	(295,483)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	146,365,405	463,344,342
Class A	873,386	6,466,235
Class C	219,029	1,595,615
Class H	12,820,341	264,686,394
Distributions reinvested
Investor Class	195,362	—
Class A	38,381	—
Class C	10,648	—
Class H	41,355	—
Cost of shares redeemed
Investor Class	(167,273,388)	(528,744,464)
Class A	(2,276,323)	(8,316,812)
Class C	(642,663)	(2,143,895)
Class H	(24,814,951)	(266,169,839)
Net decrease from capital share transactions	(34,443,418)	(69,282,424)
Net decrease in net assets	(28,980,379)	(47,491,645)

Net assets:
Beginning of year	48,298,563	95,790,208
End of year	$19,318,184	$48,298,563

Capital share activity:
Shares sold
Investor Class	793,646	2,832,017
Class A	4,973	45,564
Class C	1,456	12,795
Class H	75,821	1,740,575
Shares issued from reinvestment of distributions
Investor Class	1,032	—
Class A	214	—
Class C	71	—
Class H	230	—
Shares redeemed
Investor Class	(904,401)	(3,242,605)
Class A	(12,690)	(56,908)
Class C	(4,333)	(15,875)
Class H	(149,365)	(1,745,689)
Net decrease in shares	(193,346)	(430,126)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 177

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]
Per Share Data
Net asset value, beginning of period	$166.83	$133.30	$139.52	$114.58	$165.45
Income (loss) from investment operations:
Net investment income (loss)[a]	8.64	(.15)	(3.89)	(1.30)	.60
Net gain (loss) on investments (realized and unrealized)	19.22	33.68	(2.33)	26.68	(51.47)
Total from investment operations	27.86	33.53	(6.22)	25.38	(50.87)
Less distributions from:
Net investment income	(2.28)	—	—	(.44)	—
Total distributions	(2.28)	—	—	(.44)	—
Net asset value, end of period	$192.41	$166.83	$133.30	$139.52	$114.58

Total Return	16.72%	25.15%	(4.46%)	22.19%	(30.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,105	$29,663	$78,436	$36,863	$20,983
Ratios to average net assets:
Net investment income (loss)	4.62%	(0.09%)	(3.02%)	(2.46%)	0.40%
Total expenses[b]	4.75%	4.32%	3.31%	2.75%	2.91%
Net expenses[c,d]	4.63%	4.28%	3.29%	2.73%	2.89%
Portfolio turnover rate	662%	1,076%	2,058%	2,159%	864%

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]
Per Share Data
Net asset value, beginning of period	$158.40	$126.88	$133.13	$109.61	$158.62
Income (loss) from investment operations:
Net investment income (loss)[a]	7.77	.56	(3.77)	(1.09)	.20
Net gain (loss) on investments (realized and unrealized)	18.22	30.96	(2.48)	25.05	(49.21)
Total from investment operations	25.99	31.52	(6.25)	23.96	(49.01)
Less distributions from:
Net investment income	(2.28)	—	—	(.44)	—
Total distributions	(2.28)	—	—	(.44)	—
Net asset value, end of period	$182.11	$158.40	$126.88	$133.13	$109.61

Total Return[e]	16.42%	24.84%	(4.69%)	21.95%	(30.90%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,862	$3,677	$4,385	$4,798	$4,832
Ratios to average net assets:
Net investment income (loss)	4.40%	0.37%	(3.11%)	(2.59%)	0.15%
Total expenses[b]	5.01%	4.61%	3.47%	2.97%	3.17%
Net expenses[c,d]	4.88%	4.56%	3.45%	2.94%	3.15%
Portfolio turnover rate	662%	1,076%	2,058%	2,159%	864%

178 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]
Per Share Data
Net asset value, beginning of period	$133.62	$107.86	$114.03	$94.64	$138.00
Income (loss) from investment operations:
Net investment income (loss)[a]	5.42	(1.03)	(4.01)	(1.11)	(.75)
Net gain (loss) on investments (realized and unrealized)	15.38	26.79	(2.16)	20.94	(42.61)
Total from investment operations	20.80	25.76	(6.17)	19.83	(43.36)
Less distributions from:
Net investment income	(2.28)	—	—	(.44)	—
Total distributions	(2.28)	—	—	(.44)	—
Net asset value, end of period	$152.14	$133.62	$107.86	$114.03	$94.64

Total Return[e]	15.56%	23.88%	(5.41%)	21.00%	(31.41%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$582	$886	$1,048	$1,500	$2,472
Ratios to average net assets:
Net investment income (loss)	3.64%	(0.79%)	(3.85%)	(3.32%)	(0.59%)
Total expenses[b]	5.76%	5.35%	4.22%	3.70%	3.93%
Net expenses[c,d]	5.64%	5.31%	4.19%	3.68%	3.91%
Portfolio turnover rate	662%	1,076%	2,058%	2,159%	864%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 179

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]
Per Share Data
Net asset value, beginning of period	$159.09	$127.42	$133.70	$109.85	$159.05
Income (loss) from investment operations:
Net investment income (loss)[a]	7.67	(.55)	(3.95)	(.98)	.25
Net gain (loss) on investments (realized and unrealized)	18.44	32.22	(2.33)	25.27	(49.45)
Total from investment operations	26.11	31.67	(6.28)	24.29	(49.20)
Less distributions from:
Net investment income	(2.28)	—	—	(.44)	—
Total distributions	(2.28)	—	—	(.44)	—
Net asset value, end of period	$182.92	$159.09	$127.42	$133.70	$109.85

Total Return	16.43%	24.85%	(4.70%)	22.18%	(30.93%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,769	$14,072	$11,922	$7,472	$5,881
Ratios to average net assets:
Net investment income (loss)	4.37%	(0.36%)	(3.20%)	(2.62%)	0.16%
Total expenses[b]	4.99%	4.55%	3.49%	2.94%	3.30%
Net expenses[c,d]	4.88%	4.51%	3.47%	2.92%	3.28%
Portfolio turnover rate	662%	1,076%	2,058%	2,159%	872%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total expenses may include interest expense related to short sales. Excluding interest expense, the operating expense ratios for the years presented were as follows:

	03/31/24	03/31/23	03/31/22	03/31/21	03/31/20
Investor Class	1.37%	1.40%	1.39%	1.47%	1.50%
Class A	1.61%	1.64%	1.63%	1.73%	1.75%
Class C	2.36%	2.40%	2.38%	2.48%	2.50%
Class H	1.62%	1.65%	1.64%	1.73%	1.75%

[e]	Total return does not reflect the impact of any applicable sales charges.
[f]	Reverse share split — Per share amounts for the periods presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.

180 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

For the Reporting Period, the High Yield Strategy Fund Class H returned 10.32%. For comparison, the Bloomberg U.S. Corporate High Yield Index (the “Index”) returned 11.15% for the same period.

The Fund primarily invests in credit default swaps, swaps on ETFs, and bond futures to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market, but also may buy credit protection from time to time in order to maintain the appropriate level of exposure to the high yield bond market, such as during times of heavy redemption activity. The Fund’s investments in bond futures are expected to provide exposure to interest rate risk comparable to that experienced in the high yield bond market, and will complement the Fund’s swaps investments exposure to produce investment exposure that in the aggregate is similar to that of the high yield bond market.

The high yield sector rallied over the Reporting Period, as the Fed seemed ready to start cutting rates amid market optimism that an economic soft-landing might be possible. Spreads generally tightened over the Reporting Period, and remain quite tight compared with history. Issuance was approximately $220 billion during the Reporting Period, better than the $176 billion in 2023 as a whole. After about $8 billion in outflows from mutual funds and ETFs in 2023, the first quarter of 2024 saw inflows of more than $2 billion.

For the Reporting Period, lower-rated credit outperformed, with CCC rated issues in the index returning almost 16%, compared with 12% for B rated issues and 9% for BB rated issues. Issues in the consumer cyclical and energy sectors were the leading contributors to the return of the index, while those in the transportation and electric utilities sectors provided lower contributions; all sectors had positive returns for the Reporting Period. On a fundamental basis, average leverage and coverage levels remain ahead of historical averages. Defaults are expected to remain subdued as borrowers have solid balance sheets and a manageable maturity wall.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 181

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2024

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Class A	April 16, 2007
Class C	April 16, 2007
Class H	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund III	5.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	3.7%
Guggenheim Strategy Fund II	3.6%
Total	12.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

182 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	10.33%	1.91%	3.25%
Class A Shares with sales charge†	5.09%	0.92%	2.75%
Class C Shares	9.51%	1.16%	2.47%
Class C Shares with CDSC‡	8.51%	1.16%	2.47%
Class H Shares	10.32%	1.93%	3.23%
Bloomberg U.S. Corporate High Yield Index	11.15%	4.21%	4.44%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Class A shares and Class H shares only; performance for Class C shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 183

SCHEDULE OF INVESTMENTS	March 31, 2024
HIGH YIELD STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 12.7%
Guggenheim Strategy Fund III[1]	79,841	$1,969,680
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	133,249	1,320,497
Guggenheim Strategy Fund II1	53,173	1,308,049
Total Mutual Funds
(Cost $4,578,426)		4,598,226

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 27.6%
Federal Home Loan Bank
5.15% due 04/01/24[2]	$10,000,000	10,000,000
Total Federal Agency Discount Notes
(Cost $10,000,000)		10,000,000

U.S. GOVERNMENT SECURITIES†† - 17.9%
United States Treasury Floating Rate Note
5.44% (3 Month U.S. Treasury Bill Rate + 0.14%, Rate Floor: 0.00%) due 10/31/24◊	4,000,000	4,001,603
5.23% (3 Month U.S. Treasury Bill Rate - 0.08%, Rate Floor: 0.00%) due 04/30/24◊	2,500,000	2,499,388
Total U.S. Government Securities
(Cost $6,498,912)		6,500,991

U.S. TREASURY BILLS†† - 12.8%
U.S. Treasury Bills
5.28% due 04/18/24[2]	3,700,000	3,690,803
5.17% due 04/16/24[2,3]	945,000	942,924
Total U.S. Treasury Bills
(Cost $4,633,709)		4,633,727

FEDERAL AGENCY NOTES†† - 6.9%
Federal Home Loan Bank
5.59% due 09/27/24	2,500,000	2,500,440
Total Federal Agency Notes
(Cost $2,499,976)		2,500,440

REPURCHASE AGREEMENTS††,4 - 16.1%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24[5]	3,359,828	3,359,828
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24[5]	1,292,241	1,292,241
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24[5]	1,171,305	1,171,305
Total Repurchase Agreements
(Cost $5,823,374)		5,823,374

Total Investments - 94.0%
(Cost $34,034,397)		$34,056,758
Other Assets & Liabilities, net - 6.0%		2,186,980
Total Net Assets - 100.0%		$36,243,738

184 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
HIGH YIELD STRATEGY FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	342	Jun 2024	$36,602,016	$93,728

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
Barclays Bank plc	ICE	CDX.NA.HY.42.V1	5.00%	Quarterly	06/20/29	$26,050,000	$1,861,429	$1,815,028	$46,401
Goldman Sachs International	ICE	CDX.NA.HY.42.V1	5.00%	Quarterly	06/20/29	6,700,000	478,755	468,827	9,928
							$2,340,184	$2,283,855	$56,329

Total Return Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Credit Index Swap Agreements††
Goldman Sachs International	iShares iBoxx $ High Yield Corporate Bond ETF	Pay	5.58% (Federal Funds Rate + 0.25%)	At Maturity	04/25/24	16,337	$1,271,345	$5,391
BNP Paribas	iShares iBoxx $ High Yield Corporate Bond ETF	Pay	5.73% (Federal Funds Rate + 0.40%)	At Maturity	06/26/24	1,222	95,112	—
BNP Paribas	SPDR Bloomberg High Yield Bond ETF	Pay	5.78% (Federal Funds Rate + 0.45%)	At Maturity	06/26/24	1,788	170,262	(53)
							$1,536,719	$5,338

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures and credit default swap collateral at March 31, 2024.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2024.
CDX.NA.HY.42.V1 — Credit Default Swap North American High Yield Series 42 Index Version 1
ICE — Intercontinental Exchange
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 185

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$4,598,226	$—	$—	$4,598,226
Federal Agency Discount Notes	—	10,000,000	—	10,000,000
U.S. Government Securities	—	6,500,991	—	6,500,991
U.S. Treasury Bills	—	4,633,727	—	4,633,727
Federal Agency Notes	—	2,500,440	—	2,500,440
Repurchase Agreements	—	5,823,374	—	5,823,374
Interest Rate Futures Contracts**	93,728	—	—	93,728
Credit Default Swap Agreements**	—	56,329	—	56,329
Credit Index Swap Agreements**	—	5,391	—	5,391
Total Assets	$4,691,954	$29,520,252	$—	$34,212,206

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Index Swap Agreements**	$—	$53	$—	$53

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Guggenheim Strategy Funds”), each of which are open-end management investment companies managed by GI. The Guggenheim Strategy Funds, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Guggenheim Strategy Funds pay no investment management fees. The Guggenheim Strategy Funds’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,287,312	$—	$—	$—	$20,737	$1,308,049	53,173	$72,135
Guggenheim Strategy Fund III	1,936,146	—	—	—	33,534	1,969,680	79,841	106,112
Guggenheim Ultra Short Duration Fund — Institutional Class	1,293,848	—	—	—	26,649	1,320,497	133,249	70,912
	$4,517,306	$—	$—	$—	$80,920	$4,598,226		$249,159

186 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $23,632,597)	$23,635,158
Investments in affiliated issuers, at value (cost $4,578,426)	4,598,226
Repurchase agreements, at value (cost $5,823,374)	5,823,374
Segregated cash with broker	1,817,574
Unamortized upfront premiums paid on credit default swap agreements	2,283,855
Unrealized appreciation on OTC swap agreements	5,391
Receivables:
Interest	64,069
Protection fees on credit default swap agreements	54,583
Dividends	20,910
Fund shares sold	918
Total assets	38,304,058

Liabilities:
Segregated cash due to broker	10,035
Unrealized depreciation on OTC swap agreements	53
Payable for:
Variation margin on credit default swap agreements	1,930,206
Variation margin on futures contracts	37,402
Management fees	22,806
Transfer agent fees	16,396
Distribution and service fees	7,963
Portfolio accounting and administration fees	3,155
Fund shares redeemed	785
Swap settlement	664
Trustees’ fees*	392
Miscellaneous	30,463
Total liabilities	2,060,320
Net assets	$36,243,738

Net assets consist of:
Paid in capital	$47,866,524
Total distributable earnings (loss)	(11,622,786)
Net assets	$36,243,738
Class A:
Net assets	$2,989,674
Capital shares outstanding	24,648
Net asset value per share	$121.29
Maximum offering price per share (Net asset value divided by 95.25%)	$127.34
Class C:
Net assets	$417,340
Capital shares outstanding	4,135
Net asset value per share	$100.93
Class H:
Net assets	$32,836,724
Capital shares outstanding	270,881
Net asset value per share	$121.22

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends from securities of affiliated issuers	$249,159
Interest	1,699,680
Total investment income	1,948,839

Expenses:
Management fees	295,252
Distribution and service fees:
Class A	7,371
Class C	7,089
Class H	89,263
Transfer agent fees	85,325
Portfolio accounting and administration fees	60,007
Professional fees	17,862
Trustees’ fees*	5,319
Custodian fees	5,311
Miscellaneous	55,726
Total expenses	628,525
Less:
Expenses reimbursed by Adviser	(13,805)
Expenses waived by Adviser	(3,263)
Total waived/reimbursed expenses	(17,068)
Net expenses	611,457
Net investment income	1,337,382

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(101)
Swap agreements	4,044,285
Futures contracts	(1,546,589)
Net realized gain	2,497,595
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,006
Investments in affiliated issuers	80,920
Swap agreements	(256,414)
Futures contracts	(63,728)
Net change in unrealized appreciation (depreciation)	(237,216)
Net realized and unrealized gain	2,260,379
Net increase in net assets resulting from operations	$3,597,761

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 187

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,337,382	$268,301
Net realized gain (loss) on investments	2,497,595	(2,621,292)
Net change in unrealized appreciation (depreciation) on investments	(237,216)	671,805
Net increase (decrease) in net assets resulting from operations	3,597,761	(1,681,186)

Distributions to shareholders:
Class A	(137,018)	(8,535)
Class C	(33,052)	(4,445)
Class H	(1,598,601)	(37,467)
Total distributions to shareholders	(1,768,671)	(50,447)

Capital share transactions:
Proceeds from sale of shares
Class A	1,827,822	499,340
Class C	785,584	450,915
Class H	136,262,338	192,130,601
Distributions reinvested
Class A	136,021	8,316
Class C	27,809	4,332
Class H	1,594,479	36,864
Cost of shares redeemed
Class A	(1,695,572)	(866,875)
Class C	(1,677,806)	(472,670)
Class H	(121,545,224)	(192,581,810)
Net increase (decrease) from capital share transactions	15,715,451	(790,987)
Net increase (decrease) in net assets	17,544,541	(2,522,620)

Net assets:
Beginning of year	18,699,197	21,221,817
End of year	$36,243,738	$18,699,197

Capital share activity:
Shares sold
Class A	15,897	4,376
Class C	8,108	4,689
Class H	1,177,645	1,733,394
Shares issued from reinvestment of distributions
Class A	1,178	76
Class C	289	46
Class H	13,812	335
Shares redeemed
Class A	(14,472)	(7,702)
Class C	(17,200)	(4,955)
Class H	(1,051,014)	(1,748,098)
Net increase (decrease) in shares	134,243	(17,839)

188 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]
Per Share Data
Net asset value, beginning of period	$114.48	$117.11	$122.60	$108.68	$120.48
Income (loss) from investment operations:
Net investment income (loss)[a]	3.96	1.41	(1.36)	(.55)	.70
Net gain (loss) on investments (realized and unrealized)	7.66	(3.68)	(4.13)	14.47 [e]	(7.05)
Total from investment operations	11.62	(2.27)	(5.49)	13.92	(6.35)
Less distributions from:
Net investment income	(4.81)	(.36)	—	—	(5.45)
Total distributions	(4.81)	(.36)	—	—	(5.45)
Net asset value, end of period	$121.29	$114.48	$117.11	$122.60	$108.68

Total Return[b]	10.33%	(1.89%)	(4.48%)	12.81%	(5.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,990	$2,524	$2,962	$4,021	$3,933
Ratios to average net assets:
Net investment income (loss)	3.40%	1.28%	(1.10%)	(1.21%)	0.58%
Total expenses[c]	1.59%	1.54%	1.51%	1.60%	1.63%
Net expenses[d]	1.54%	1.52%	1.49%	1.57%	1.61%
Portfolio turnover rate	—	—	40%	134%	—

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]
Per Share Data
Net asset value, beginning of period	$96.73	$99.75	$105.21	$93.96	$105.62
Income (loss) from investment operations:
Net investment income (loss)[a]	2.49	.50	(1.97)	(.81)	(.20)
Net gain (loss) on investments (realized and unrealized)	6.52	(3.16)	(3.49)	12.06 [e]	(6.01)
Total from investment operations	9.01	(2.66)	(5.46)	11.25	(6.21)
Less distributions from:
Net investment income	(4.81)	(.36)	—	—	(5.45)
Total distributions	(4.81)	(.36)	—	—	(5.45)
Net asset value, end of period	$100.93	$96.73	$99.75	$105.21	$93.96

Total Return[b]	9.51%	(2.62%)	(5.19%)	11.97%	(6.45%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$417	$1,251	$1,313	$2,136	$866
Ratios to average net assets:
Net investment income (loss)	2.55%	0.53%	(1.86%)	(1.96%)	(0.20%)
Total expenses[c]	2.33%	2.29%	2.26%	2.34%	2.38%
Net expenses[d]	2.30%	2.27%	2.24%	2.32%	2.36%
Portfolio turnover rate	—	—	40%	134%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 189

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]
Per Share Data
Net asset value, beginning of period	$114.41	$117.03	$122.51	$108.54	$120.32
Income (loss) from investment operations:
Net investment income (loss)[a]	3.98	1.61	(1.41)	(.47)	.75
Net gain (loss) on investments (realized and unrealized)	7.64	(3.87)	(4.07)	14.44 [e]	(7.08)
Total from investment operations	11.62	(2.26)	(5.48)	13.97	(6.33)
Less distributions from:
Net investment income	(4.81)	(.36)	—	—	(5.45)
Total distributions	(4.81)	(.36)	—	—	(5.45)
Net asset value, end of period	$121.22	$114.41	$117.03	$122.51	$108.54

Total Return	10.32%	(1.88%)	(4.47%)	12.87%	(5.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,837	$14,924	$16,947	$19,835	$23,125
Ratios to average net assets:
Net investment income (loss)	3.41%	1.45%	(1.14%)	(1.23%)	0.59%
Total expenses[c]	1.58%	1.55%	1.51%	1.61%	1.63%
Net expenses[d]	1.54%	1.53%	1.49%	1.59%	1.61%
Portfolio turnover rate	—	—	40%	134%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[f]	Reverse share split — Per share amounts for the periods presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.

190 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

INVERSE HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that inversely correlate, before fees and expenses, to the performance of the high yield bond market.

For the Reporting Period, Inverse High Yield Strategy Fund Class H returned -2.68%. For comparison, the Bloomberg U.S. Corporate High Yield Index (the “Index”) returned 11.15% for the same period.

The Fund primarily invests in credit default swaps, swaps on ETFs, and bond futures to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund will normally be a buyer of credit protection (mitigating credit risk) as it seeks to gain exposure to the high yield bond market, but also may sell credit protection from time to time in order to maintain the appropriate level of exposure to the high yield bond market, such as during times of heavy redemption activity. The Fund’s investments in bond futures are expected to provide exposure to interest rate risk comparable to that experienced in the high yield bond market, and will complement the Fund’s swaps investments exposure to produce investment exposure that in the aggregate is similar to that of the high yield bond market.

The high yield sector rallied over the Reporting Period, as the Fed seemed ready to start cutting rates amid market optimism that an economic soft-landing might be possible. Spreads generally tightened over the Reporting Period, and remain quite tight compared with history. Issuance was approximately $220 billion during the Reporting Period, better than the $176 billion in 2023 as a whole. After about $8 billion in outflows from mutual funds and ETFs in 2023, the first quarter of 2024 saw inflows of more than $2 billion.

For the Reporting Period, lower-rated credit outperformed, with CCC rated issues in the index returning almost 16%, compared with 12% for B rated issues and 9% for BB rated issues. Issues in the consumer cyclical and energy sectors were the leading contributors to the return of the index, while those in the transportation and electric utilities sectors provided lower contributions; all sectors had positive returns for the Reporting Period. On a fundamental basis, average leverage and coverage levels remain ahead of historical averages. Defaults are expected to remain subdued as borrowers have solid balance sheets and a manageable maturity wall.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. A significant contributor to the discrepancy between the leveraged and unleveraged indices is the effect of compounding on the leveraged index, which is discussed under “A Brief Note on the Compounding of Returns” on page 6.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 191

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Class A	April 16, 2007
Class C	April 16, 2007
Class H	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund II	11.3%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.9%
Total	17.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

192 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	(2.65%)	(2.42%)	(4.56%)
Class A Shares with sales charge†	(7.27%)	(3.37%)	(5.02%)
Class C Shares	(3.41%)	(3.20%)	(5.23%)
Class C Shares with CDSC‡	(4.40%)	(3.20%)	(5.23%)
Class H Shares	(2.68%)	(2.44%)	(4.37%)
Bloomberg U.S. Corporate High Yield Index	11.15%	4.21%	4.44%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based Class A shares and Class H shares only; performance for Class C shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 193

SCHEDULE OF INVESTMENTS	March 31, 2024
INVERSE HIGH YIELD STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 17.2%
Guggenheim Strategy Fund II1	29,310	$721,015
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	37,683	373,439
Total Mutual Funds
(Cost $1,096,686)		1,094,454

	Face Amount
U.S. TREASURY BILLS†† - 1.6%
U.S. Treasury Bills
5.17% due 04/16/24[2,3]	$102,000	101,775
Total U.S. Treasury Bills
(Cost $101,776)		101,775

REPURCHASE AGREEMENTS††,4 - 76.1%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	2,794,190	2,794,190
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	1,074,688	1,074,688
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	974,112	974,112
Total Repurchase Agreements
(Cost $4,842,990)		4,842,990

Total Investments - 94.9%
(Cost $6,041,452)		$6,039,219
Other Assets & Liabilities, net - 5.1%		326,067
Total Net Assets - 100.0%		$6,365,286

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury 5 Year Note Futures Contracts	62	Jun 2024	$6,635,453	$(18,176)

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
Barclays Bank plc	ICE	CDX.NA.HY.42.V1	5.00%	Quarterly	06/20/29	$5,950,000	$(425,163)	$(411,941)	$(13,222)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures and credit default swap collateral at March 31, 2024.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
CDX.NA.HY.42.V1 — Credit Default Swap North American High Yield Series 42 Index Version 1
ICE — Intercontinental Exchange
plc — Public Limited Company

See Sector Classification in Other Information section.

194 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
INVERSE HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,094,454	$—	$—	$1,094,454
U.S. Treasury Bills	—	101,775	—	101,775
Repurchase Agreements	—	4,842,990	—	4,842,990
Total Assets	$1,094,454	$4,944,765	$—	$6,039,219

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$18,176	$—	$—	$18,176
Credit Default Swap Agreements**	—	13,222	—	13,222
Total Liabilities	$18,176	$13,222	$—	$31,398

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Guggenheim Strategy Funds”), each of which are open-end management investment companies managed by GI. The Guggenheim Strategy Funds, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Guggenheim Strategy Funds pay no investment management fees. The Guggenheim Strategy Funds’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2024, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/24	Shares 03/31/24	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$709,584	$—	$—	$—	$11,431	$721,015	29,310	$39,762
Guggenheim Ultra Short Duration Fund — Institutional Class	365,903	—	—	—	7,536	373,439	37,683	20,054
	$1,075,487	$—	$—	$—	$18,967	$1,094,454		$59,816

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 195

INVERSE HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $101,776)	$101,775
Investments in affiliated issuers, at value (cost $1,096,686)	1,094,454
Repurchase agreements, at value (cost $4,842,990)	4,842,990
Cash	2
Segregated cash with broker	691,816
Receivables:
Variation margin on credit default swap agreements	58,126
Variation margin on futures contracts	6,781
Dividends	5,034
Interest	2,856
Fund shares sold	126
Total assets	6,803,960

Liabilities:
Unamortized upfront premiums received on credit default swap agreements	411,941
Payable for:
Protection fees on credit default swap agreements	9,917
Management fees	4,287
Transfer agent fees	3,336
Distribution and service fees	1,473
Portfolio accounting and administration fees	597
Fund shares redeemed	129
Trustees’ fees*	89
Miscellaneous	6,905
Total liabilities	438,674
Net assets	$6,365,286

Net assets consist of:
Paid in capital	$17,500,421
Total distributable earnings (loss)	(11,135,135)
Net assets	$6,365,286
Class A:
Net assets	$232,446
Capital shares outstanding	4,794
Net asset value per share	$48.49
Maximum offering price per share (Net asset value divided by 95.25%)	$50.91
Class C:
Net assets	$24,259
Capital shares outstanding	571
Net asset value per share	$42.50
Class H:
Net assets	$6,108,581
Capital shares outstanding	122,776
Net asset value per share	$49.75

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends from securities of affiliated issuers	$59,816
Interest	519,453
Total investment income	579,269

Expenses:
Management fees	87,973
Distribution and service fees:
Class A	808
Class C	581
Class H	28,368
Transfer agent and administrative fees	25,882
Portfolio accounting and administration fees	17,879
Registration fees	8,856
Professional fees	8,945
Trustees’ fees*	2,677
Custodian fees	1,640
Miscellaneous	2,333
Total expenses	185,942
Less:
Expenses reimbursed by Adviser	(3,259)
Expenses waived by Adviser	(923)
Total waived expenses	(4,182)
Net expenses	181,760
Net investment income	397,509

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	58
Swap agreements	(1,322,669)
Futures contracts	282,179
Net realized loss	(1,040,432)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(353)
Investments in affiliated issuers	18,967
Swap agreements	242,946
Futures contracts	228,962
Net change in unrealized appreciation (depreciation)	490,522
Net realized and unrealized loss	(549,910)
Net decrease in net assets resulting from operations	$(152,401)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

196 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$397,509	$174,868
Net realized loss on investments	(1,040,432)	(1,076,306)
Net change in unrealized appreciation (depreciation) on investments	490,522	(687,523)
Net decrease in net assets resulting from operations	(152,401)	(1,588,961)

Capital share transactions:
Proceeds from sale of shares
Class A	149,996	12,971,586
Class C	14,129	198,714
Class H	37,702,557	376,217,137
Cost of shares redeemed
Class A	(259,305)	(12,561,305)
Class C	(73,793)	(234,107)
Class H	(49,378,394)	(363,702,708)
Net increase (decrease) from capital share transactions	(11,844,810)	12,889,317
Net increase (decrease) in net assets	(11,997,211)	11,300,356

Net assets:
Beginning of year	18,362,497	7,062,141
End of year	$6,365,286	$18,362,497

Capital share activity:
Shares sold
Class A	2,986	245,159
Class C	320	4,376
Class H	732,244	7,080,789
Shares redeemed
Class A	(5,233)	(242,948)
Class C	(1,679)	(5,160)
Class H	(960,166)	(6,863,025)
Net increase (decrease) in shares	(231,528)	219,191

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 197

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$49.81	$49.19	$50.15	$62.01	$60.47
Income (loss) from investment operations:
Net investment income (loss)[a]	1.72	(.01)	(.64)	(.68)	.24
Net gain (loss) on investments (realized and unrealized)[e]	(3.04)	.63 [e]	.82	(7.31)	1.30
Total from investment operations	(1.32)	.62	.18	(7.99)	1.54
Less distributions from:
Net investment income	—	—	(1.14)	(3.87)	—
Total distributions	—	—	(1.14)	(3.87)	—
Net asset value, end of period	$48.49	$49.81	$49.19	$50.15	$62.01

Total Return[b]	(2.65%)	1.26%	0.47%	(12.88%)	2.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$232	$351	$238	$5,612	$256
Ratios to average net assets:
Net investment income (loss)	3.43%	(0.02%)	(1.31%)	(1.28%)	0.40%
Total expenses[c]	1.58%	1.55%	1.50%	1.56%	1.62%
Net expenses[d]	1.54%	1.55%	1.49%	1.54%	1.61%
Portfolio turnover rate	—	—	344%	438%	254%

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$44.00	$43.75	$44.74	$56.62	$55.76
Income (loss) from investment operations:
Net investment income (loss)[a]	1.17	.01	(.81)	(.90)	(.05)
Net gain (loss) on investments (realized and unrealized)[e]	(2.67)	.24 [e]	.96	(7.11)	.91
Total from investment operations	(1.50)	.25	.15	(8.01)	.86
Less distributions from:
Net investment income	—	—	(1.14)	(3.87)	—
Total distributions	—	—	(1.14)	(3.87)	—
Net asset value, end of period	$42.50	$44.00	$43.75	$44.74	$56.62

Total Return[b]	(3.41%)	0.57%	0.45%	(14.23%)	1.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24	$85	$119	$162	$362
Ratios to average net assets:
Net investment income (loss)	2.64%	0.01%	(1.88%)	(1.78%)	(0.09%)
Total expenses[c]	2.33%	2.29%	2.26%	2.36%	2.37%
Net expenses[d]	2.29%	2.29%	2.22%	2.31%	2.34%
Portfolio turnover rate	—	—	344%	438%	254%

198 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$51.12	$50.44	$50.99	$63.45	$61.97
Income (loss) from investment operations:
Net investment income (loss)[a]	1.75	.47	(.68)	(.74)	.06
Net gain (loss) on investments (realized and unrealized)[e]	(3.12)	.21 [e]	1.27	(7.85)	1.42
Total from investment operations	(1.37)	.68	.59	(8.59)	1.48
Less distributions from:
Net investment income	—	—	(1.14)	(3.87)	—
Total distributions	—	—	(1.14)	(3.87)	—
Net asset value, end of period	$49.75	$51.12	$50.44	$50.99	$63.45

Total Return	(2.68%)	1.35%	1.27%	(13.58%)	2.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,109	$17,927	$6,706	$3,719	$13,479
Ratios to average net assets:
Net investment income (loss)	3.39%	0.88%	(1.35%)	(1.26%)	0.09%
Total expenses[c]	1.58%	1.54%	1.52%	1.62%	1.64%
Net expenses[d]	1.55%	1.53%	1.51%	1.60%	1.62%
Portfolio turnover rate	—	—	344%	438%	254%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 199

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the Reporting Period, the U.S. Government Money Market Fund returned 4.33%

The U.S. Federal Reserve’s (the “Fed”) aggressive pace of interest rate hikes—11 times since March 2022—has pushed short-term rates up in an effort to contain inflation. The last rate hike was 25 basis points in July 2023, keeping the Fed funds rate at 5.25%-5.50% through the rest of the Reporting Period.

The hikes kept investors watchful for signs of economic weakness or even recession for much of the Reporting Period, but few materialized as the Fed was resolute in its campaign to keep inflation near its target of 2%. By November 2023, investors seemed certain that the Fed was done hiking for this cycle, and would soon begin cutting rates, which led to a drop in yields across the curve.

However, a string of higher-than-expected inflation reports and a stronger-than-expected economy boosted yields higher through the first quarter of 2024, fueling concern that any rate cuts would be further out on the horizon. Market expectations for rate cuts in 2024 adjusted significantly from six at the beginning of 2024 to only three as of the end of the Reporting Period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FADN – Federal Agency Discount Note
FAN – Federal Agency Note

Inception Date: June 18, 2012

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
U.S. Government Money Market Fund	4.33%	1.43%	0.85%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

200 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 23.8%
U.S. Treasury Bills
5.29% due 04/16/24[1]	$15,000,000	$14,966,969
5.27% due 05/02/24[1]	15,000,000	14,931,911
4.84% due 05/21/24[1]	15,000,000	14,890,234
5.28% due 04/30/24[1]	11,000,000	10,953,260
5.26% due 04/09/24[1]	10,000,000	9,988,305
Total U.S. Treasury Bills
(Cost $65,730,679)		65,730,679

FEDERAL AGENCY NOTES†† - 16.7%
Federal Home Loan Bank
5.59% due 09/27/24	15,000,000	14,999,855
5.40% (SOFR + 0.07%, Rate Floor: 0.00%) due 06/17/24◊	12,600,000	12,600,000
0.88% due 05/28/24	10,000,000	9,930,275
Federal Farm Credit Bank
5.21% (3 Month U.S. Treasury Bill Rate - 0.09%, Rate Floor: 0.00%) due 04/30/24◊	8,500,000	8,499,177
Total Federal Agency Notes
(Cost $46,029,307)		46,029,307

U.S. GOVERNMENT SECURITIES†† - 15.8%
United States Treasury Floating Rate Note
5.23% (3 Month U.S. Treasury Bill Rate - 0.08%, Rate Floor: 0.00%) due 04/30/24◊	18,000,000	17,997,956
5.44% (3 Month U.S. Treasury Bill Rate + 0.14%, Rate Floor: 0.00%) due 10/31/24◊	15,000,000	14,996,948
5.34% (3 Month U.S. Treasury Bill Rate + 0.04%, Rate Floor: 0.00%) due 07/31/24◊	10,500,000	10,496,639
Total U.S. Government Securities
(Cost $43,491,543)		43,491,543

FEDERAL AGENCY DISCOUNT NOTES†† - 12.7%
Federal Home Loan Bank
5.15% due 04/01/24[1]	20,000,000	20,000,000
5.26% due 04/01/24[1]	10,000,000	10,000,000
5.19% due 05/31/24[1]	5,000,000	4,956,733
Total Federal Agency Discount Notes
(Cost $34,956,733)		34,956,733

REPURCHASE AGREEMENTS††,2 - 28.1%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	44,613,234	44,613,234
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	17,158,936	17,158,936
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	15,553,092	15,553,092
Total Repurchase Agreements
(Cost $77,325,262)		77,325,262

Total Investments - 97.1%
(Cost $267,533,524)		$267,533,524
Other Assets & Liabilities, net - 2.9%		8,116,233
Total Net Assets - 100.0%		$275,649,757

††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Rate indicated is the effective yield at the time of purchase.
[2]	Repurchase Agreements — See Note 6.
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 201

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
U.S. GOVERNMENT MONEY MARKET FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$65,730,679	$—	$65,730,679
Federal Agency Notes	—	46,029,307	—	46,029,307
U.S. Government Securities	—	43,491,543	—	43,491,543
Federal Agency Discount Notes	—	34,956,733	—	34,956,733
Repurchase Agreements	—	77,325,262	—	77,325,262
Total Assets	$—	$267,533,524	$—	$267,533,524

202 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value (cost $190,208,262)	$190,208,262
Repurchase agreements, at value (cost $77,325,262)	77,325,262
Cash	4,269
Receivables:
Fund shares sold	16,429,058
Interest	584,749
Total assets	284,551,600

Liabilities:
Payable for:
Fund shares redeemed	8,448,623
Management fees	113,699
Transfer agent fees	100,574
Portfolio accounting and administration fees	34,248
Distributions to shareholders	6,183
Trustees’ fees*	2,514
Miscellaneous	196,002
Total liabilities	8,901,843
Net assets	$275,649,757

Net assets consist of:
Paid in capital	$275,514,534
Total distributable earnings (loss)	135,223
Net assets	$275,649,757
Capital shares outstanding	275,492,325
Net asset value per share	$1.00

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Interest	$13,939,083
Total investment income	13,939,083

Expenses:
Management fees	1,312,941
Transfer agent fees	482,383
Portfolio accounting and administration fees	396,462
Registration fees	260,475
Professional fees	121,439
Trustees’ fees*	46,667
Custodian fees	35,979
Miscellaneous	89,723
Total expenses	2,746,069
Net investment income	11,193,014

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	996
Net realized gain	996
Net increase in net assets resulting from operations	$11,194,010

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 203

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$11,193,014	$6,954,262
Net realized gain on investments	996	126,680
Net change in unrealized appreciation (depreciation) on investments	—	—
Net increase in net assets resulting from operations	11,194,010	7,080,942

Distributions to shareholders	(11,193,012)	(6,835,558)

Capital share transactions:
Proceeds from sale of shares	4,820,555,785	5,208,833,348
Distributions reinvested	11,032,690	6,220,015
Cost of shares redeemed	(4,867,638,651)	(5,259,800,910)
Net decrease from capital share transactions	(36,050,176)	(44,747,547)
Net decrease in net assets	(36,049,178)	(44,502,163)

Net assets:
Beginning of year	311,698,935	356,201,098
End of year	$275,649,757	$311,698,935

Capital share activity:
Shares sold	4,820,555,785	5,208,833,322
Shares issued from reinvestment of distributions	11,032,702	6,218,785
Shares redeemed	(4,867,638,651)	(5,259,800,910)
Net decrease in shares	(36,050,164)	(44,748,803)

204 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.02	— [c]	— [c]	.01
Net gain (loss) on investments (realized and unrealized)	— [c]	— [c]	— [c]	— [c]	— [c]
Total from investment operations	.04	.02	— [c]	— [c]	.01
Less distributions from:
Net investment income	(.04)	(.02)	—	—	(.01)
Net realized gains	— [c]	—	—	—	—
Total distributions	(.04)	(.02)	—	—	(.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	4.33%	1.86%	0.00%[b]	0.05%	0.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$275,650	$311,699	$356,201	$348,971	$390,791
Ratios to average net assets:
Net investment income (loss)	4.26%	1.81%	(0.04%)	0.00%[d]	1.01%
Total expenses	1.05%	0.99%	0.95%	1.04%	1.06%
Net expenses[b]	1.05%	0.86%	0.12%	0.16%	1.03%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[c]	Less than $0.01 per share.
[d]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 205

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the ”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, Class A shares, Class C shares, Class H shares, Class P shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of Class A shares.Class A shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. Class A share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. Class C shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Class C shares of each Fund automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2024, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Nova Fund	Non-diversified
S&P 500® Fund	Non-diversified
Inverse S&P 500® Strategy Fund	Non-diversified
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Non-diversified
Inverse NASDAQ-100® Strategy Fund	Non-diversified
Mid-Cap 1.5x Strategy Fund	Non-diversified
Inverse Mid-Cap Strategy Fund	Non-diversified
Russell 2000® 1.5x Strategy Fund	Non-diversified
Russell 2000® Fund	Non-diversified
Inverse Russell 2000® Strategy Fund	Non-diversified
Dow Jones Industrial Average® Fund	Non-diversified
Government Long Bond 1.2x Strategy Fund	Diversified
Inverse Government Long Bond Strategy Fund	Diversified
High Yield Strategy Fund	Non-diversified
Inverse High Yield Strategy Fund	Non-diversified
U.S. Government Money Market Fund	Diversified

At March 31, 2024, Investor Class, Class A, Class C, Class H, and Money Market Class shares have been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Funds’ shares. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities attributable to the share class by the number of outstanding shares of the share class on the specified date.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Russell 2000® Fund and the S&P 500® Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) adopted policies and procedures for the valuation of the Funds’ investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily

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available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service providers.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

U.S. Government securities are valued by pricing service providers, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using a pricing service provider.

Futures contracts are valued on the basis of the last sale price as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation of the underlying securities would provide a more accurate valuation of the futures contract.

Swap agreements entered into by a Fund are generally valued using an evaluated price provided by a pricing service provider.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or on inputs such anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

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(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

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(h) Distributions

Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at March 31, 2024.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategies, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds’ Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

If a Fund’s whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if Fund had not been leveraged.

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Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Funds’ Statements of Assets and Liabilities; securities held as collateral are noted on the Funds’ Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$41,408,107	$—
S&P 500® Fund	Index exposure, Liquidity	2,165,444	421,225
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	11,896,279
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	85,176,164	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	581,273
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	1,470,516	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	511,768	—
Russell 2000® Fund	Index exposure, Liquidity	616,280	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	379,543
Dow Jones Industrial Average® Fund	Index exposure, Leverage, Liquidity	1,036,539	—
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	13,463,326	—
Inverse Government Long Bond Strategy Fund	Duration, Index exposure, Liquidity	—	7,598,005
High Yield Strategy Fund	Duration, Index exposure, Liquidity	35,788,947	—
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	—	10,399,172

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

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The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$94,919,342	$—
S&P 500® Fund	Index exposure, Liquidity	8,641,727	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	36,154,831
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	497,037,032	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	19,410,244
Mid-Cap 1.5x Strategy Fund	Index exposure, Liquidity	8,050,081	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	1,956,364
Russell 2000® 1.5x Strategy Fund	Index exposure, Liquidity	5,279,439	—
Russell 2000® Fund	Index exposure, Liquidity	7,165,654	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	3,330,280
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	2,575,010	—
High Yield Strategy Fund	Duration, Index exposure, Liquidity	1,493,724	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$36,364,833	$—
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	—	10,814,833

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2024:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest rate futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Credit default swap agreements	Unamortized upfront premiums paid on credit default swap agreements Unrealized appreciation on OTC swap agreements Variation margin on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements Unrealized depreciation on OTC swap agreements Unamortized upfront premiums Variation margin on credit default swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2024:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2024
Nova Fund	$1,386,317	$977,771	$—	$—	$2,364,088
S&P 500® Fund	34,026	55,218	—	—	89,244
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	1,633,863	3,440,642	—	—	5,074,505
Mid-Cap 1.5x Strategy Fund	77,147	211,663	—	—	288,810
Russell 2000® 1.5x Strategy Fund	13,073	199,970	—	—	213,043
Russell 2000® Fund	71,653	273,544	—	—	345,197
Dow Jones Industrial Average® Fund	46,220	49,579	—	—	95,799
Government Long Bond 1.2x Strategy Fund	—	—	108,896	—	108,896
High Yield Strategy Fund	—	—	93,728	61,720	155,448

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2024
Inverse S&P 500® Strategy Fund	$53,946	$305,561	$—	$—	$359,507
Inverse NASDAQ-100® Strategy Fund	14,747	70,269	—	—	85,016
Inverse Mid-Cap Strategy Fund	—	13,230	—	—	13,230
Inverse Russell 2000® Strategy Fund	—	57,917	—	—	57,917
Inverse Government Long Bond Strategy Fund	—	—	50,255	—	50,255
High Yield Strategy Fund	—	—	—	53	53
Inverse High Yield Strategy Fund	—	—	18,176	13,222	31,398

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Funds’ Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2024:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest rate futures contracts	Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) on futures contracts
Credit/Equity rate swap agreements	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements

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The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Statements of Operations categorized by primary risk exposure for the year ended March 31, 2024:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$3,236,362	$24,650,008	$—	$—	$27,886,370
S&P 500® Fund	380,459	1,971,729	—	—	2,352,188
Inverse S&P 500® Strategy Fund	(1,952,244)	(10,617,835)	—	—	(12,570,079)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	30,842,578	146,633,976	—	—	177,476,554
Inverse NASDAQ-100® Strategy Fund	(163,765)	(7,198,979)	—	—	(7,362,744)
Mid-Cap 1.5x Strategy Fund	242,294	1,453,947	—	—	1,696,241
Inverse Mid-Cap Strategy Fund	—	(219,383)	—	—	(219,383)
Russell 2000® 1.5x Strategy Fund	132,501	558,084	—	—	690,585
Russell 2000® Fund	43,852	183,056	—	—	226,908
Inverse Russell 2000® Strategy Fund	43,868	(613,528)	—	—	(569,660)
Dow Jones Industrial Average® Fund	32,873	359,463	—	—	392,336
Government Long Bond 1.2x Strategy Fund	—	—	(1,588,334)	—	(1,588,334)
Inverse Government Long Bond Strategy Fund	—	—	702,820	—	702,820
High Yield Strategy Fund	—	—	(1,546,589)	4,044,285	2,497,696
Inverse High Yield Strategy Fund	—	—	282,179	(1,322,669)	(1,040,490)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$215,903	$(3,144,951)	$—	$—	$(2,929,048)
S&P 500® Fund	(194,629)	(219,027)	—	—	(413,656)
Inverse S&P 500® Strategy Fund	508,966	1,426,258	—	—	1,935,224
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	(3,767,649)	(9,722,142)	—	—	(13,489,791)
Inverse NASDAQ-100® Strategy Fund	(14,747)	1,215,943	—	—	1,201,196
Mid-Cap 1.5x Strategy Fund	53,273	(16,611)	—	—	36,662
Inverse Mid-Cap Strategy Fund	—	70,781	—	—	70,781
Russell 2000® 1.5x Strategy Fund	(9,766)	99,177	—	—	89,411
Russell 2000® Fund	63,533	231,902	—	—	295,435
Inverse Russell 2000® Strategy Fund	—	107,698	—	—	107,698
Dow Jones Industrial Average® Fund	26,195	12,722	—	—	38,917
Government Long Bond 1.2x Strategy Fund	—	—	(611,574)	—	(611,574)
Inverse Government Long Bond Strategy Fund	—	—	270,129	—	270,129
High Yield Strategy Fund	—	—	(63,728)	(256,414)	(320,142)
Inverse High Yield Strategy Fund	—	—	228,962	242,946	471,908

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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NOTES TO FINANCIAL STATEMENTS (continued)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds’ Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds’ Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity agreements	$977,771	$—	$977,771	$—	$(810,000)	$167,771
S&P 500® Fund	Swap equity agreements	55,218	—	55,218	—	—	55,218
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Swap equity agreements	3,440,642	—	3,440,642	—	(3,416,677)	23,965
Mid-Cap 1.5x Strategy Fund	Swap equity agreements	211,663	—	211,663	—	(60,000)	151,663
Russell 2000® 1.5x Strategy Fund	Swap equity agreements	199,970	—	199,970	—	—	199,970
Russell 2000® Fund	Swap equity agreements	273,544	—	273,544	—	(148,512)	125,032
Dow Jones Industrial Average® Fund	Swap equity agreements	49,579	—	49,579	—	—	49,579
High Yield Strategy Fund	Credit index swap agreements	5,391	—	5,391	—	—	$5,391

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NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Inverse S&P 500® Strategy Fund	Swap equity agreements	$305,561	$—	$305,561	$(305,561)	$—	$—
Inverse NASDAQ-100® Strategy Fund	Swap equity agreements	70,269	—	70,269	(60,269)	(10,000)	—
Inverse Mid-Cap Strategy Fund	Swap equity agreements	13,230	—	13,230	(4,556)	(8,674)	—
Inverse Russell 2000® Strategy Fund	Swap equity agreements	57,917	—	57,917	(43,003)	(14,914)	—
High Yield Strategy Fund	Credit index swap agreements	53	—	53	(53)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2024.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Nova Fund	Barclays Bank plc	Total return swap agreements	$—	$660,000
	Goldman Sachs International	Futures contracts	1,715,952	—
	Goldman Sachs International	Total return swap agreements	—	150,000
Nova Fund Total			1,715,952	810,000
S&P 500® Fund	Goldman Sachs International	Futures contracts	271,400	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	32,880	3,500,000
	Goldman Sachs International	Total return swap agreements	—	730,000
Monthly Rebalance NASDAQ-100® 2x Strategy Fund Total			32,880	4,230,000
Inverse NASDAQ-100® Strategy Fund	Barclays Bank plc	Total return swap agreements	10,000	—
	Goldman Sachs International	Futures contracts	36,232	—
Inverse NASDAQ-100® Strategy Fund Total			46,232	—
Mid-Cap 1.5x Strategy Fund	Barclays Bank plc	Total return swap agreements	3,000	—
	Goldman Sachs International	Futures contracts	30,506	—
	Goldman Sachs International	Total return swap agreements	—	60,000
Mid-Cap 1.5x Strategy Fund Total			33,506	60,000
Inverse Mid-Cap Strategy Fund	Barclays Bank plc	Total return swap agreements	28,000	—
Russell 2000® 1.5x Strategy Fund	Barclays Bank plc	Total return swap agreements	23,093	—
	Goldman Sachs International	Futures contracts	748	—
Russell 2000® 1.5x Strategy Fund Total			23,841	—
Russell 2000® Fund	Barclays Bank plc	Total return swap agreements	—	280,000
	Goldman Sachs International	Futures contracts	208,647	—
Russell 2000® Fund Total			208,647	280,000
Inverse Russell 2000® Strategy Fund	Barclays Bank plc	Total return swap agreements	28,000	—
Dow Jones Industrial Average® Fund	Goldman Sachs International	Futures contracts	18,300	—

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	$1,784,474	$—
	Goldman Sachs International	Futures contracts	33,100	—
	Goldman Sachs International	Credit default swap agreements	—	10,035
High Yield Strategy Fund Total			1,817,574	10,035
Inverse High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	691,816	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

216 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees on a monthly basis calculated daily at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
S&P 500® Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	0.90%
Inverse NASDAQ-100® Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Russell 2000® Fund	0.75%
Inverse Russell 2000® Strategy Fund	0.90%
Dow Jones Industrial Average® Fund	0.75%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
Inverse High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
>$1 billion - $2 billion	0.050%
>$2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted separate Distribution Plans applicable to Class A shares and Class H shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services it performs.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to Class C shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ Class C shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2024, GFD retained sales charges of $75,543 relating to sales of Class A shares of the Trust.

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NOTES TO FINANCIAL STATEMENTS (continued)

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended March 31, 2024, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Nova Fund	$18,557
Inverse S&P 500® Strategy Fund	10,457
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	7,854
Inverse NASDAQ-100® Strategy Fund	2,135
Mid-Cap 1.5x Strategy Fund	2,173
Inverse Mid-Cap Strategy Fund	113
Russell 2000® 1.5x Strategy Fund	1,601
Inverse Russell 2000® Strategy Fund	1,720
Dow Jones Industrial Average® Fund	1,856
Government Long Bond 1.2x Strategy Fund	5,427
Inverse Government Long Bond Strategy Fund	12,516
High Yield Strategy Fund	3,263
Inverse High Yield Strategy Fund	923

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

GI has contractually agreed to reduce fees and/or reimburse expenses for the Monthly Rebalance NASDAQ-100 2x Strategy Fund to the extent necessary to keep net operating expenses for Class A, Class C and Class H shares (including Rule 12b-1 fees if any) (excluding brokerage, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnifi cation, and extraordinary expenses) from exceeding 1.35%, 2.10% and 1.35% of the Fund’s Class A, Class C and Class H shares average daily net assets, respectively. The Total Annual Fund Operating Expenses After Fee Waiver and /or Expense Reimbursement includes Excluded Expenses and, thus, from time to time may be higher than 1.35%, 2.10% and 1.35%, respectively. The current term of this agreement expires on August 1, 2025.This agreement may be terminated by GI by written notice to the Fund at least ninety days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board.

Effective August 1, 2022, GI has contractually agreed to waive and/or reimburse expenses for Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund and Inverse Government Long Bond Strategy Fund and U.S. Government Money Market Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice to the Adviser. In addition, the agreement will terminate automatically if the Advisory Agreement, with respect to a Fund, is terminated, with such termination effective upon the effective date of the termination of the Advisory Agreement.

On May 24, 2023 the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for Nova Fund, S&P 500 Fund, Inverse S&P 500 Strategy Fund, Monthly Rebalance NASDAQ-100 2x Strategy Fund, Inverse NASDAQ-100 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000 1.5x Strategy Fund, Russell 2000 Fund, Inverse Russell 2000 Strategy Fund, Dow Jones Industrial Average Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and Inverse High Yield Strategy Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This arrangement went into effect on August 1, 2023 and the end of the initial term is August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice to

218 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

the Adviser. In addition, the agreement will terminate automatically if the Advisory Agreement, with respect to a Fund, is terminated, with such termination effective upon the effective date of the termination of the Advisory Agreement.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2024, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Notes
5.31%			0.25% - 5.00%
Due 04/01/24	$166,514,975	$166,588,658	Due 03/31/24 - 02/15/33	$172,847,100	$169,834,991

			U.S. Treasury Strips
			0.00%
			Due 11/15/27 - 05/15/48	4,894	4,141

			U.S. Treasury Bills
			0.00%
			Due 04/11/24 - 05/02/24	4,500	4,480

			U.S. Treasury Bond
			4.50%
			Due 05/15/38	800	840

			U.S. Treasury Inflation Indexed Bond
			0.13%
			Due 04/15/27	874	823
				172,858,168	169,845,275

BofA Securities, Inc.			U.S. Treasury Note
5.31%			0.75%
Due 04/01/24	64,044,221	64,072,561	Due 03/31/26	70,171,700	65,325,118

Barclays Capital, Inc.			U.S. Treasury Notes
5.30%			0.63% - 3.50%
Due 04/01/24	58,050,546	58,076,185	Due 11/30/27 - 02/15/33	64,598,100	59,211,567

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NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Securities lending income shown on the Funds’ Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2024, the following Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	$1,484,077	$(1,484,077)	$—	$1,560,453	$—	$1,560,453
Mid-Cap 1.5x Strategy Fund	49,978	(49,978)	—	53,198	—	53,198
Russell 2000® 1.5x Strategy Fund	43,997	(43,997)	—	46,537	—	46,537
Russell 2000® Fund	1,196,314	(1,196,314)	—	1,273,415	—	1,273,415

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

220 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2024 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$1,311,978	$—	$1,311,978
S&P 500® Fund	411,430	608,279	1,019,709
Inverse S&P 500® Strategy Fund	1,093,992	—	1,093,992
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	16,847,647	—	16,847,647
Inverse NASDAQ-100® Strategy Fund	702,459	—	702,459
Mid-Cap 1.5x Strategy Fund	44,699	—	44,699
Inverse Mid-Cap Strategy Fund	56,012	—	56,012
Russell 2000® 1.5x Strategy Fund	14,424	—	14,424
Russell 2000® Fund	58,904	—	58,904
Inverse Russell 2000® Strategy Fund	130,435	—	130,435
Dow Jones Industrial Average® Fund	169,820	—	169,820
Government Long Bond 1.2x Strategy Fund	1,310,196	—	1,310,196
Inverse Government Long Bond Strategy Fund	295,483	—	295,483
High Yield Strategy Fund	1,768,671	—	1,768,671
U.S. Government Money Market Fund	11,072,089	120,923	11,193,012

The tax character of distributions paid during the year ended March 31, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$14,448,535	$—	$14,448,535
S&P 500® Fund	1,381,295	—	1,381,295
Dow Jones Industrial Average® Fund	210,716	620,623	831,339
Government Long Bond 1.2x Strategy Fund	1,293,729	—	1,293,729
High Yield Strategy Fund	50,447	—	50,447
U.S. Government Money Market Fund	6,835,528	30	6,835,558

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2024 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Nova Fund	$1,654,145	$—	$10,248,884	$(95,401,523)	$(83,498,494)
S&P 500® Fund	1,999,873	—	40,631,178	—	42,631,051
Inverse S&P 500® Strategy Fund	1,976,484	—	(351,217)	(278,374,767)	(276,749,500)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	73,613,459	—	79,806,002	—	153,419,461
Inverse NASDAQ-100® Strategy Fund	857,387	—	(46,497)	(81,577,611)	(80,766,721)
Mid-Cap 1.5x Strategy Fund	104,474	—	2,128,709	(139,396)	2,093,787
Inverse Mid-Cap Strategy Fund	35,399	—	(13,325)	(6,309,617)	(6,287,543)
Russell 2000® 1.5x Strategy Fund	97,317	—	275,093	(2,621,691)	(2,249,281)
Russell 2000® Fund	252,224	—	199,489	(2,542,341)	(2,090,628)
Inverse Russell 2000® Strategy Fund	24,355	—	(45,370)	(42,599,759)	(42,620,774)
Dow Jones Industrial Average® Fund	390,850	—	4,084,138	—	4,474,988
Government Long Bond 1.2x Strategy Fund	7,228	—	28,585	(67,786,620)	(67,750,807)
Inverse Government Long Bond Strategy Fund	1,042,391	—	(335,632)	(236,313,657)	(235,606,898)
High Yield Strategy Fund	732,884	—	62,146	(12,417,816)	(11,622,786)
Inverse High Yield Strategy Fund	—	—	(16,728)	(11,118,407)	(11,135,135)
U.S. Government Money Market Fund	135,207	16	—	—	135,223

THE RYDEX FUNDS ANNUAL REPORT | 221

NOTES TO FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2024, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Nova Fund	$(80,962,450)	$(14,439,073)	$(95,401,523)
Inverse S&P 500® Strategy Fund	(250,270,189)	(28,104,578)	(278,374,767)
Inverse NASDAQ-100® Strategy Fund	(77,591,974)	(3,985,637)	(81,577,611)
Mid-Cap 1.5x Strategy Fund	(139,396)	—	(139,396)
Inverse Mid-Cap Strategy Fund	(5,563,302)	(746,315)	(6,309,617)
Russell 2000® 1.5x Strategy Fund	(2,331,065)	(290,626)	(2,621,691)
Russell 2000® Fund	(1,898,107)	(644,234)	(2,542,341)
Inverse Russell 2000® Strategy Fund	(35,787,369)	(6,812,390)	(42,599,759)
Government Long Bond 1.2x Strategy Fund	(55,586,677)	(12,199,943)	(67,786,620)
Inverse Government Long Bond Strategy Fund	(189,449,930)	(46,863,727)	(236,313,657)
High Yield Strategy Fund	(9,977,722)	(2,440,094)	(12,417,816)
Inverse High Yield Strategy Fund	(9,788,416)	(1,328,257)	(11,116,673)

For the year ended March 31, 2024, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Nova Fund	$39,148,764
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	39,188,008
Mid-Cap 1.5x Strategy Fund	1,831,326
Russell 2000® 1.5x Strategy Fund	576,059
Russell 2000® Fund	197,667
Inverse Government Long Bond Strategy Fund	2,652,968
High Yield Strategy Fund	1,033,153

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swap agreements, losses deferred due to wash sales, distributions in connection with redemption of fund shares, the deferral of qualified late-year losses, non-deductible excise tax paid, reclassification of distributions, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2024 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
S&P 500® Fund	$1,661,218	$(1,661,218)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	78,829,303	(78,829,303)
Russell 2000® Fund	(1,061)	1,061
Inverse Russell 2000® Strategy Fund	93,571	(93,571)
Dow Jones Industrial Average® Fund	309,490	(309,490)
Inverse Government Long Bond Strategy Fund	225,177	(225,177)
High Yield Strategy Fund	340,397	(340,397)
Inverse High Yield Strategy Fund	(933,147)	933,147

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NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Nova Fund	$262,867,873	$10,583,625	$(334,741)	$10,248,884
S&P 500® Fund	173,639,841	40,767,672	(136,494)	40,631,178
Inverse S&P 500® Strategy Fund	38,648,622	6,684	(357,901)	(351,217)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	619,634,868	80,362,785	(556,783)	79,806,002
Inverse NASDAQ-100® Strategy Fund	17,396,960	23,782	(70,279)	(46,497)
Mid-Cap 1.5x Strategy Fund	11,656,614	2,319,016	(190,307)	2,128,709
Inverse Mid-Cap Strategy Fund	556,082	46	(13,371)	(13,325)
Russell 2000® 1.5x Strategy Fund	6,867,762	1,090,713	(815,620)	275,093
Russell 2000® Fund	37,090,250	4,538,199	(4,338,710)	199,489
Inverse Russell 2000® Strategy Fund	2,545,477	12,547	(57,917)	(45,370)
Dow Jones Industrial Average® Fund	22,647,677	4,090,293	(6,155)	4,084,138
Government Long Bond 1.2x Strategy Fund	17,011,906	57,733	(29,148)	28,585
Inverse Government Long Bond Strategy Fund	16,270,525	163	(335,795)	(335,632)
High Yield Strategy Fund	34,056,279	79,302	(17,156)	62,146
Inverse High Yield Strategy Fund	6,042,725	2	(16,730)	(16,728)
U.S. Government Money Market Fund	267,533,524	—	—	—

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2024, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until April 1, 2024:

Fund	Ordinary	Capital
Inverse High Yield Strategy Fund	$(1,734)	$—

Note 9 – Securities Transactions

For the year ended March 31, 2024, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$1,900,447,353	$1,877,455,393
S&P 500® Fund	436,727,518	365,137,541
Inverse S&P 500® Strategy Fund	—	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	1,498,394,739	1,428,803,383
Inverse NASDAQ-100® Strategy Fund	—	—
Mid-Cap 1.5x Strategy Fund	5,723,776	5,473,014
Inverse Mid-Cap Strategy Fund	—	—
Russell 2000® 1.5x Strategy Fund	431,488	1,218,966
Russell 2000® Fund	2,361,616	2,554,575
Inverse Russell 2000® Strategy Fund	—	1,030,000
Dow Jones Industrial Average® Fund	31,134,309	37,066,950
Government Long Bond 1.2x Strategy Fund	—	1,100,000
Inverse Government Long Bond Strategy Fund	—	500,001
High Yield Strategy Fund	—	—
Inverse High Yield Strategy Fund	—	—
U.S. Government Money Market Fund	—	—

THE RYDEX FUNDS ANNUAL REPORT | 223

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended March 31, 2024, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$619,029,172	$639,640,000
Inverse Government Long Bond Strategy Fund	270,477,188	248,073,047

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the year ended March 31, 2024, the Funds engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$407,411,599	$259,302,790	$3,136,912
S&P 500® Fund	161,852,061	208,770,588	155,754
Monthly Rebalance Nasdaq-100® 2x Strategy Fund	740,160,850	577,126,028	28,597,020
Mid-Cap 1.5x Strategy Fund	856,315	390,410	306,262
Russell 2000® 1.5x Strategy Fund	—	453,004	(80,201)
Russell 2000® Fund	453,004	—	—
Dow Jones Industrial Average® Fund	18,930,413	14,685,321	588,986

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $200,000,000 line of credit from U.S. Bank, N.A. On June 5, 2023, the line of credit agreement was renewed and expires on June 3, 2024. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 6.39% for the year ended March 31, 2024. The Funds did not have any borrowings outstanding under this agreement at March 31, 2024.

The average daily balances borrowed for the year ended March 31, 2024, were as follows:

Fund	Average Daily Balance
Nova Fund	$30,079
Monthly Rebalance Nasdaq-100® 2x Strategy Fund	13,661
Mid-Cap 1.5x Strategy Fund	653
Russell 2000® 1.5x Strategy Fund	251
Dow Jones Industrial Average® Fund	617
Government Long Bond 1.2x Strategy Fund	5,978
Inverse Government Long Bond Strategy Fund	1,486

Note 11– Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic condition), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Funds in a different country, geographic region, economy, industry or market because of the increasingly interconnected

224 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE RYDEX FUNDS ANNUAL REPORT | 225

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund and U.S. Government Money Market Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund and U.S. Government Money Market Fund (collectively referred to as the “Funds”), (sixteen of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2024, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (sixteen of the funds constituting Rydex Series Funds) at March 31, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 22, 2024

226 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2025, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2024.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2024, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2024, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See the qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Nova Fund	74.49%	84.93%	26.68%	0.00%
S&P 500® Fund	100.00%	100.00%	8.66%	100.00%
Inverse S&P 500® Strategy Fund	0.00%	0.00%	45.25%	0.00%
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	3.77%	3.76%	2.63%	100.00%
Inverse NASDAQ-100® Strategy Fund	0.00%	0.00%	47.88%	0.00%
Mid-Cap 1.5x Strategy Fund	100.00%	100.00%	22.44%	0.00%
Inverse Mid-Cap Strategy Fund	0.00%	0.00%	76.38%	0.00%
Russell 2000® 1.5x Strategy Fund	100.00%	100.00%	26.26%	0.00%
Russell 2000® Fund	98.23%	94.40%	30.96%	0.00%
Inverse Russell 2000® Strategy Fund	0.00%	0.00%	47.15%	0.00%
Dow Jones Industrial Average® Fund	51.72%	51.72%	12.52%	100.00%
Government Long Bond 1.2x Strategy Fund	0.00%	0.00%	94.18%	0.00%
Inverse Government Long Bond Strategy Fund	0.00%	0.00%	92.16%	0.00%
High Yield Strategy Fund	0.00%	0.00%	54.77%	0.00%
U.S. Government Money Market Fund	0.00%	0.00%	99.99%	100.00%

With respect to the taxable year ended March 31, 2024, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P 500® Fund	$608,279	$—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	—	9,816,538
Dow Jones Industrial Average® Fund	—	74,988
U.S. Government Money Market Fund	120,923	—

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

THE RYDEX FUNDS ANNUAL REPORT | 227

OTHER INFORMATION (Unaudited)(continued)

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at https://www.sec.gov. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on our website at www.guggenheiminvestments.com, and will be made available, upon request and without charge, by calling 800.820.0888.

228 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Funds’ Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm) (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

THE RYDEX FUNDS ANNUAL REPORT | 229

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, Lydon Media (2016-present); Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research and digital distribution provider) (2022-present). Former: Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	152

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (2023-present); The 2023 ETF Series II (1) (2023-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); Endeavor Health (2012-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

230 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	152

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

				152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS ANNUAL REPORT | 231

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and/or Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152

Former: Guggenheim Energy & Income Fund (2018-2023); Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

232 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

THE RYDEX FUNDS ANNUAL REPORT | 233

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

234 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

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Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

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How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

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●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE RYDEX FUNDS ANNUAL REPORT | 235

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

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When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

236 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS ANNUAL REPORT | 237

3.31.2024

Rydex Funds Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

GuggenheimInvestments.com	RSECF-ANN-0324x0325

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	10
BASIC MATERIALS FUND	18
BIOTECHNOLOGY FUND	26
CONSUMER PRODUCTS FUND	34
ELECTRONICS FUND	42
ENERGY FUND	50
ENERGY SERVICES FUND	58
FINANCIAL SERVICES FUND	66
HEALTH CARE FUND	75
INTERNET FUND	83
LEISURE FUND	91
PRECIOUS METALS FUND	99
REAL ESTATE FUND	107
RETAILING FUND	116
TECHNOLOGY FUND	124
TELECOMMUNICATIONS FUND	133
TRANSPORTATION FUND	141
UTILITIES FUND	149
NOTES TO FINANCIAL STATEMENTS	157
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	169
OTHER INFORMATION	170
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	172
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	178

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2024

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for Rydex Sector Funds (the “Fund” or “Funds”). This report covers the performance for the annual period ended March 31, 2024 (the “Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2024

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the Funds’ holdings in issuers of the same or similar offerings. Certain of the Funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2024

While job growth remains robust, recent labor data brought increased confidence in a labor market in better balance, allowing for inflation to soften further. Labor force growth remains strong, aided by high immigration flows, helping bring labor supply in line with gradually cooling demand. The Small Business Survey indicates that plans to increase compensation have returned to pre-COVID levels. Additionally, Bureau of Labor Statistics data reveal a continued decline in the “quits rate,” reducing the pressure on businesses to raise wages to attract or retain employees. These developments suggest wage pressures may ease further by year end. And despite some speculation against any Federal Reserve (“Fed”) rate cuts materializing in 2024, we continue to anticipate cuts later this year.

Following the stronger-than-expected March Consumer Price Index, we believe that there is a high probability that the easing cycle will start in the second half of the year, since the Fed will likely need more time to gather confirming data. In the latest Summary of Economic Projections, the Federal Open Market Committee (“FOMC”) significantly increased the median forecast for 2024 U.S. gross domestic product, slightly increased it for core personal consumption expenditures year over year, and continues to expect no material increase in the unemployment rate. These adjustments left the median view for three rate cuts for 2024, which suggests the bar is very high for the Fed to keep rates where they are all year, and even higher for more rate hikes to materialize.

Amid this macroeconomic backdrop, in the first quarter of 2024 the two-year Treasury yield increased to 4.59% from 4.23%, and the 10-year Treasury yield increased to 4.20% from 3.88%, keeping the inverted 2s/10s yield curve consistent at 39 basis points as of the end of the Reporting Period, up four basis points since the start of the year. One basis point equals 0.01%. In general, spreads to Treasurys have remained tight across sectors. In investment-grade corporate bonds, BBB-rated bonds continued to remain attractive relative to A and BB-rated bonds, and supply slowed toward the end of the first quarter of 2024, which we believe should support spreads in the near term. High yield bond spreads tightened during the first quarter of 2024 to 301 basis points from 323 basis points at the start of the year, while leveraged loans’ discount margins to maturity tightened to 509 basis points from 528 basis points. Structured credit spreads tightened marginally amid strong demand. Investor demand and an improved arbitrage led to robust new collateralized loan obligation issuance, and tightening liabilities led to an increase in refinances/resets.

Looking forward, Fed officials continue to advocate for a patient approach. A conventional easing cycle is therefore far from guaranteed. Market expectations have already adjusted significantly from market-implied expectations of six rate cuts in 2024 just two months ago to only three as of the end of the Reporting Period, aligning more closely with the FOMC’s views. So far, the market has taken this delay in stride, but its patience and assessment of credit risk could be tested.

For the Reporting Period, the S&P 500® Index* returned 29.88%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 15.32%. The return of the MSCI Emerging Markets Index* was 8.15%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 1.70% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 11.15%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 5.27% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS”(agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2024

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Communication Services Index is a sub-index of the S&P 500®. The Communication Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500®. The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500®. The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500®. The Energy index comprises companies whose businesses are dominated by either of the following activities: The construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500®. The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500®. The Health Care index encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500®. The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500®. The Information Technology index covers the following general areas: technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, technology hardware & equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, semiconductors & semiconductor equipment manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500®. The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Utilities Index is a sub-index of the S&P 500®. The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2023 and ending March 31, 2024.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund
Investor Class	1.39%	28.93%	$1,000.00	$1,289.30	$7.96
Class A	1.67%	28.78%	1,000.00	1,287.80	9.55
Class C	2.43%	28.28%	1,000.00	1,282.80	13.87
Class H	1.66%	28.77%	1,000.00	1,287.70	9.49
Basic Materials Fund
Investor Class	1.42%	16.16%	1,000.00	1,161.60	7.67
Class A	1.67%	16.01%	1,000.00	1,160.10	9.02
Class C	2.42%	15.60%	1,000.00	1,156.00	13.04
Class H	1.67%	16.02%	1,000.00	1,160.20	9.02
Biotechnology Fund
Investor Class	1.41%	13.56%	1,000.00	1,135.60	7.53
Class A	1.66%	13.41%	1,000.00	1,134.10	8.86
Class C	2.42%	13.00%	1,000.00	1,130.00	12.89
Class H	1.66%	13.41%	1,000.00	1,134.10	8.86
Consumer Products Fund
Investor Class	1.42%	10.18%	1,000.00	1,101.80	7.46
Class A	1.67%	10.03%	1,000.00	1,100.30	8.77
Class C	2.42%	9.64%	1,000.00	1,096.40	12.68
Class H	1.67%	10.04%	1,000.00	1,100.40	8.77
Electronics Fund
Investor Class	1.41%	38.85%	1,000.00	1,388.50	8.42
Class A	1.66%	38.67%	1,000.00	1,386.70	9.90
Class C	2.41%	38.16%	1,000.00	1,381.60	14.35
Class H	1.66%	38.68%	1,000.00	1,386.80	9.91
Energy Fund
Investor Class	1.43%	5.58%	1,000.00	1,055.80	7.35
Class A	1.67%	5.45%	1,000.00	1,054.50	8.58
Class C	2.42%	5.05%	1,000.00	1,050.50	12.41
Class H	1.67%	5.45%	1,000.00	1,054.50	8.58
Energy Services Fund
Investor Class	1.44%	(0.42%)	1,000.00	995.80	7.18
Class A	1.67%	(0.54%)	1,000.00	994.60	8.33
Class C	2.42%	(0.91%)	1,000.00	990.90	12.04
Class H	1.67%	(0.53%)	1,000.00	994.70	8.33
Financial Services Fund
Investor Class	1.39%	26.19%	1,000.00	1,261.90	7.86
Class A	1.66%	26.04%	1,000.00	1,260.40	9.38
Class C	2.42%	25.56%	1,000.00	1,255.60	13.65
Class H	1.67%	26.04%	1,000.00	1,260.40	9.44
Health Care Fund
Investor Class	1.41%	16.23%	1,000.00	1,162.30	7.62
Class A	1.67%	16.07%	1,000.00	1,160.70	9.02
Class C	2.42%	15.66%	1,000.00	1,156.60	13.05
Class H	1.66%	16.09%	1,000.00	1,160.90	8.97

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.39%	23.25%	$1,000.00	$1,232.50	$7.76
Class A	1.67%	23.09%	1,000.00	1,230.90	9.31
Class C	2.41%	22.63%	1,000.00	1,226.30	13.41
Class H	1.67%	23.10%	1,000.00	1,231.00	9.31
Leisure Fund
Investor Class	1.42%	15.80%	1,000.00	1,158.00	7.66
Class A	1.67%	15.65%	1,000.00	1,156.50	9.00
Class C	2.42%	15.21%	1,000.00	1,152.10	13.02
Class H	1.67%	15.64%	1,000.00	1,156.40	9.00
Precious Metals Fund
Investor Class	1.32%	19.08%	1,000.00	1,190.80	7.23
Class A	1.57%	18.95%	1,000.00	1,189.50	8.59
Class C	2.32%	18.48%	1,000.00	1,184.80	12.67
Class H	1.57%	18.91%	1,000.00	1,189.10	8.59
Real Estate Fund
Class A	1.68%	16.19%	1,000.00	1,161.90	9.08
Class C	2.43%	15.74%	1,000.00	1,157.40	13.11
Class H	1.68%	16.20%	1,000.00	1,162.00	9.08
Retailing Fund
Investor Class	1.42%	27.87%	1,000.00	1,278.70	8.09
Class A	1.67%	27.70%	1,000.00	1,277.00	9.51
Class C	2.43%	27.22%	1,000.00	1,272.20	13.80
Class H	1.67%	27.70%	1,000.00	1,277.00	9.51
Technology Fund
Investor Class	1.43%	29.42%	1,000.00	1,294.20	8.20
Class A	1.66%	29.26%	1,000.00	1,292.60	9.51
Class C	2.41%	28.79%	1,000.00	1,287.90	13.78
Class H	1.67%	29.26%	1,000.00	1,292.60	9.57
Telecommunications Fund
Investor Class	1.42%	5.65%	1,000.00	1,056.50	7.30
Class A	1.70%	5.53%	1,000.00	1,055.30	8.74
Class C	2.44%	5.13%	1,000.00	1,051.30	12.51
Class H	1.70%	5.50%	1,000.00	1,055.00	8.73
Transportation Fund
Investor Class	1.43%	5.72%	1,000.00	1,057.20	7.35
Class A	1.67%	5.59%	1,000.00	1,055.90	8.58
Class C	2.42%	5.18%	1,000.00	1,051.80	12.41
Class H	1.67%	5.60%	1,000.00	1,056.00	8.58
Utilities Fund
Investor Class	1.41%	13.27%	1,000.00	1,132.70	7.52
Class A	1.67%	13.10%	1,000.00	1,131.00	8.90
Class C	2.43%	12.70%	1,000.00	1,127.00	12.92
Class H	1.67%	13.14%	1,000.00	1,131.40	8.90

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund
Investor Class	1.39%	5.00%	$1,000.00	$1,018.05	$7.01
Class A	1.67%	5.00%	1,000.00	1,016.65	8.42
Class C	2.43%	5.00%	1,000.00	1,012.85	12.23
Class H	1.66%	5.00%	1,000.00	1,016.70	8.37
Basic Materials Fund
Investor Class	1.42%	5.00%	1,000.00	1,017.90	7.16
Class A	1.67%	5.00%	1,000.00	1,016.65	8.42
Class C	2.42%	5.00%	1,000.00	1,012.90	12.18
Class H	1.67%	5.00%	1,000.00	1,016.65	8.42
Biotechnology Fund
Investor Class	1.41%	5.00%	1,000.00	1,017.95	7.11
Class A	1.66%	5.00%	1,000.00	1,016.70	8.37
Class C	2.42%	5.00%	1,000.00	1,012.90	12.18
Class H	1.66%	5.00%	1,000.00	1,016.70	8.37
Consumer Products Fund
Investor Class	1.42%	5.00%	1,000.00	1,017.90	7.16
Class A	1.67%	5.00%	1,000.00	1,016.65	8.42
Class C	2.42%	5.00%	1,000.00	1,012.90	12.18
Class H	1.67%	5.00%	1,000.00	1,016.65	8.42
Electronics Fund
Investor Class	1.41%	5.00%	1,000.00	1,017.95	7.11
Class A	1.66%	5.00%	1,000.00	1,016.70	8.37
Class C	2.41%	5.00%	1,000.00	1,012.95	12.13
Class H	1.66%	5.00%	1,000.00	1,016.70	8.37
Energy Fund
Investor Class	1.43%	5.00%	1,000.00	1,017.85	7.21
Class A	1.67%	5.00%	1,000.00	1,016.65	8.42
Class C	2.42%	5.00%	1,000.00	1,012.90	12.18
Class H	1.67%	5.00%	1,000.00	1,016.65	8.42
Energy Services Fund
Investor Class	1.44%	5.00%	1,000.00	1,017.80	7.26
Class A	1.67%	5.00%	1,000.00	1,016.65	8.42
Class C	2.42%	5.00%	1,000.00	1,012.90	12.18
Class H	1.67%	5.00%	1,000.00	1,016.65	8.42
Financial Services Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.05	7.01
Class A	1.66%	5.00%	1,000.00	1,016.70	8.37
Class C	2.42%	5.00%	1,000.00	1,012.90	12.18
Class H	1.67%	5.00%	1,000.00	1,016.65	8.42
Health Care Fund
Investor Class	1.41%	5.00%	1,000.00	1,017.95	7.11
Class A	1.67%	5.00%	1,000.00	1,016.65	8.42
Class C	2.42%	5.00%	1,000.00	1,012.90	12.18
Class H	1.66%	5.00%	1,000.00	1,016.70	8.37

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.39%	5.00%	$1,000.00	$1,018.05	$7.01
Class A	1.67%	5.00%	1,000.00	1,016.65	8.42
Class C	2.41%	5.00%	1,000.00	1,012.95	12.13
Class H	1.67%	5.00%	1,000.00	1,016.65	8.42
Leisure Fund
Investor Class	1.42%	5.00%	1,000.00	1,017.90	7.16
Class A	1.67%	5.00%	1,000.00	1,016.65	8.42
Class C	2.42%	5.00%	1,000.00	1,012.90	12.18
Class H	1.67%	5.00%	1,000.00	1,016.65	8.42
Precious Metals Fund
Investor Class	1.32%	5.00%	1,000.00	1,018.40	6.66
Class A	1.57%	5.00%	1,000.00	1,017.15	7.92
Class C	2.32%	5.00%	1,000.00	1,013.40	11.68
Class H	1.57%	5.00%	1,000.00	1,017.15	7.92
Real Estate Fund
Class A	1.68%	5.00%	1,000.00	1,016.60	8.47
Class C	2.43%	5.00%	1,000.00	1,012.85	12.23
Class H	1.68%	5.00%	1,000.00	1,016.60	8.47
Retailing Fund
Investor Class	1.42%	5.00%	1,000.00	1,017.90	7.16
Class A	1.67%	5.00%	1,000.00	1,016.65	8.42
Class C	2.43%	5.00%	1,000.00	1,012.85	12.23
Class H	1.67%	5.00%	1,000.00	1,016.65	8.42
Technology Fund
Investor Class	1.43%	5.00%	1,000.00	1,017.85	7.21
Class A	1.66%	5.00%	1,000.00	1,016.70	8.37
Class C	2.41%	5.00%	1,000.00	1,012.95	12.13
Class H	1.67%	5.00%	1,000.00	1,016.65	8.42
Telecommunications Fund
Investor Class	1.42%	5.00%	1,000.00	1,017.90	7.16
Class A	1.70%	5.00%	1,000.00	1,016.50	8.57
Class C	2.44%	5.00%	1,000.00	1,012.80	12.28
Class H	1.70%	5.00%	1,000.00	1,016.50	8.57
Transportation Fund
Investor Class	1.43%	5.00%	1,000.00	1,017.85	7.21
Class A	1.67%	5.00%	1,000.00	1,016.65	8.42
Class C	2.42%	5.00%	1,000.00	1,012.90	12.18
Class H	1.67%	5.00%	1,000.00	1,016.65	8.42
Utilities Fund
Investor Class	1.41%	5.00%	1,000.00	1,017.95	7.11
Class A	1.67%	5.00%	1,000.00	1,016.65	8.42
Class C	2.43%	5.00%	1,000.00	1,012.85	12.23
Class H	1.67%	5.00%	1,000.00	1,016.65	8.42

[1]	Annualized and excludes expense of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2023 to March 31, 2024.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

For the Reporting Period, Banking Fund Investor Class returned 26.99%, compared with the S&P 500 Index, which returned 29.88%. The S&P 500 Financials Index returned 33.55%.

The industries that contributed the most to performance were regional banks, diversified banks, and consumer finance. No industry detracted from performance.

The holdings that contributed the most to performance were Wells Fargo & Co., JPMorgan Chase & Co., and Nu Holdings, Limited/Cayman Islands – Class A. Those that detracted the most were First Republic Bank, New York Community Bancorp, Inc., and First Horizon Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Class A	September 1, 2004
Class C	March 30, 2001
Class H	April 1, 1998

Ten Largest Holdings	% of Total Net Assets
Citigroup, Inc.	4.2%
Bank of America Corp.	4.1%
JPMorgan Chase & Co.	4.1%
Wells Fargo & Co.	3.9%
U.S. Bancorp	3.3%
PNC Financial Services Group, Inc.	3.3%
Capital One Financial Corp.	3.0%
Truist Financial Corp.	3.0%
Bank of New York Mellon Corp.	2.7%
NU Holdings Limited/Cayman Islands — Class A	2.1%
Top Ten Total	33.7%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Shares	26.99%	5.21%	4.65%
Class A Shares	26.66%	4.86%	4.34%
Class A Shares with sales charge†	20.65%	3.84%	3.84%
Class C Shares	25.72%	4.07%	3.56%
Class C Shares with CDSC‡	24.72%	4.07%	3.56%
Class H Shares**	26.66%	4.86%	4.32%
S&P 500 Financials Index	33.55%	12.76%	11.06%
S&P 500 Index	29.88%	15.05%	12.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and Class A shares only; performance for Class C and Class H shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into Class H shares
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2024
BANKING FUND

	Shares	Value
COMMON STOCKS† - 98.3%

Banks - 92.8%
Citigroup, Inc.	17,631	$1,114,984
Bank of America Corp.	28,522	1,081,554
JPMorgan Chase & Co.	5,399	1,081,420
Wells Fargo & Co.	17,791	1,031,166
U.S. Bancorp	19,794	884,792
PNC Financial Services Group, Inc.	5,425	876,680
Truist Financial Corp.	20,137	784,940
Bank of New York Mellon Corp.	12,301	708,784
NU Holdings Limited/Cayman Islands — Class A*	45,579	543,757
Fifth Third Bancorp	14,349	533,926
M&T Bank Corp.	3,573	519,657
State Street Corp.	6,622	512,013
Huntington Bancshares, Inc.	34,412	480,047
Regions Financial Corp.	22,716	477,945
Northern Trust Corp.	5,186	461,139
Citizens Financial Group, Inc.	11,935	433,121
KeyCorp	26,390	417,226
ICICI Bank Ltd. ADR	15,195	401,300
Toronto-Dominion Bank	6,540	394,885
HDFC Bank Ltd. ADR	6,843	383,003
East West Bancorp, Inc.	4,485	354,808
Webster Financial Corp.	6,235	316,551
Bank of Nova Scotia	6,111	316,428
Royal Bank of Canada	3,123	315,048
First Horizon Corp.	20,320	312,928
Comerica, Inc.	5,300	291,447
Western Alliance Bancorporation	4,421	283,784
Cullen/Frost Bankers, Inc.	2,467	277,710
Wintrust Financial Corp.	2,632	274,754
Zions Bancorp North America	6,276	272,378
HSBC Holdings plc ADR[1]	6,845	269,419
Canadian Imperial Bank of Commerce	5,295	268,562
Pinnacle Financial Partners, Inc.	3,125	268,375
SouthState Corp.	3,153	268,100
Popular, Inc.	3,039	267,706
Commerce Bancshares, Inc.	5,021	267,117
Prosperity Bancshares, Inc.	3,964	260,752
Synovus Financial Corp.	6,243	250,095
Bank of Montreal	2,538	247,912
Cadence Bank	8,476	245,804
UBS Group AG*	7,951	244,255
Bank OZK	5,323	241,984
Old National Bancorp	13,891	241,842
FNB Corp.	17,037	240,222
United Bankshares, Inc.	6,502	232,707
Home BancShares, Inc.	9,323	229,066
Hancock Whitney Corp.	4,591	211,370
Columbia Banking System, Inc.	10,865	210,238
First Financial Bankshares, Inc.	6,383	209,426
Barclays plc ADR[1]	21,532	203,477
UMB Financial Corp.	2,312	201,121
First Citizens BancShares, Inc. — Class A	122	199,470
Associated Banc-Corp.	8,908	191,611
Valley National Bancorp	24,004	191,072
International Bancshares Corp.	3,402	190,988
Ameris Bancorp	3,913	189,311
United Community Banks, Inc.	7,046	185,451
Texas Capital Bancshares, Inc.*	2,925	180,034
First Hawaiian, Inc.	8,159	179,172
Fulton Financial Corp.	10,662	169,419
Cathay General Bancorp	4,365	165,128
First Interstate BancSystem, Inc. — Class A	6,065	165,029
Bank of Hawaii Corp.	2,617	163,275
Simmons First National Corp. — Class A	8,316	161,829
CVB Financial Corp.	8,947	159,615
Eastern Bankshares, Inc.	11,581	159,586
Banco Bradesco S.A. ADR	54,454	155,738
BOK Financial Corp.	1,687	155,204
Independent Bank Corp.	2,978	154,916
Seacoast Banking Corporation of Florida	6,042	153,406
Bancorp, Inc.*	3,684	123,267
Total Banks		24,611,246

Diversified Financial Services - 3.1%
Capital One Financial Corp.	5,415	806,239

Savings & Loans - 2.4%
WSFS Financial Corp.	3,888	175,504
WaFd, Inc.	5,641	163,758
Pacific Premier Bancorp, Inc.	6,629	159,096
New York Community Bancorp, Inc.[1]	43,602	140,399
Total Savings & Loans		638,757

Total Common Stocks
(Cost $22,953,310)		26,056,242

PREFERRED STOCKS† - 0.9%
Financial - 0.9%
Itau Unibanco Holding S.A.
ADR	37,412	259,265

Total Preferred Stocks
(Cost $231,059)		259,265

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
BANKING FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$55,472	$55,472
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	21,335	21,335
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	19,339	19,339
Total Repurchase Agreements
(Cost $96,146)		96,146
	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.8%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[4]	473,691	473,691
Total Securities Lending Collateral
(Cost $473,691)		473,691

Total Investments - 101.4%
(Cost $23,754,206)		$26,885,344
Other Assets & Liabilities, net - (1.4)%		(375,494)
Total Net Assets - 100.0%		$26,509,850

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2024.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$26,056,242	$—	$—	$26,056,242
Preferred Stocks	259,265	—	—	259,265
Repurchase Agreements	—	96,146	—	96,146
Securities Lending Collateral	473,691	—	—	473,691
Total Assets	$26,789,198	$96,146	$—	$26,885,344

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $443,592 of securities loaned (cost $23,658,060)	$26,789,198
Repurchase agreements, at value (cost $96,146)	96,146
Cash	14,504
Receivables:
Dividends	92,050
Fund shares sold	40,728
Foreign tax reclaims	1,060
Securities lending income	118
Interest	57
Total assets	27,033,861

Liabilities:
Payable for:
Return of securities lending collateral	473,691
Management fees	19,611
Transfer agent fees	9,964
Fund shares redeemed	3,151
Portfolio accounting and administration fees	2,365
Distribution and service fees	869
Trustees’ fees*	182
Miscellaneous	14,178
Total liabilities	524,011
Net assets	$26,509,850

Net assets consist of:
Paid in capital	$34,679,808
Total distributable earnings (loss)	(8,169,958)
Net assets	$26,509,850

Investor Class:
Net assets	$23,499,447
Capital shares outstanding	266,631
Net asset value per share	$88.13

Class A:
Net assets	$2,465,068
Capital shares outstanding	31,615
Net asset value per share	$77.97
Maximum offering price per share (Net asset value divided by 95.25%)	$81.86

Class C:
Net assets	$308,213
Capital shares outstanding	4,668
Net asset value per share	$66.03

Class H:
Net assets	$237,122
Capital shares outstanding	3,132
Net asset value per share	$75.71

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $5,872)	$466,816
Interest	2,733
Income from securities lending, net	4,262
Total investment income	473,811

Expenses:
Management fees	104,166
Distribution and service fees:
Class A	6,817
Class C	4,386
Class H	423
Transfer agent fees	26,685
Portfolio accounting and administration fees	18,684
Professional fees	8,318
Custodian fees	1,805
Trustees’ fees*	1,170
Line of credit fees	189
Miscellaneous	14,325
Total expenses	186,968
Less:
Expenses reimbursed by Adviser	(4,772)
Net expenses	182,196
Net investment income	291,615

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	271,737
Net realized gain	271,737
Net change in unrealized appreciation (depreciation) on:
Investments	2,440,315
Net change in unrealized appreciation (depreciation)	2,440,315
Net realized and unrealized gain	2,712,052
Net increase in net assets resulting from operations	$3,003,667

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$291,615	$124,157
Net realized gain on investments	271,737	1,142,823
Net change in unrealized appreciation (depreciation) on investments	2,440,315	(4,044,030)
Net increase (decrease) in net assets resulting from operations	3,003,667	(2,777,050)

Distributions to shareholders:
Investor Class	(68,740)	(141,982)
Class A	(46,546)	(115,109)
Class C	(5,758)	(38,799)
Class H	(3,113)	(4,792)
Total distributions to shareholders	(124,157)	(300,682)

Capital share transactions:
Proceeds from sale of shares
Investor Class	49,655,248	37,557,660
Class A	3,251,051	1,993,053
Class C	77,970	389,919
Class H	417,622	540,677
Distributions reinvested
Investor Class	67,792	140,351
Class A	46,127	113,828
Class C	5,758	38,698
Class H	3,067	4,695
Cost of shares redeemed
Investor Class	(29,991,468)	(39,145,083)
Class A	(4,243,656)	(2,695,148)
Class C	(653,022)	(1,161,889)
Class H	(324,799)	(2,535,748)
Net increase (decrease) from capital share transactions	18,311,690	(4,758,987)
Net increase (decrease) in net assets	21,191,200	(7,836,719)

Net assets:
Beginning of year	5,318,650	13,155,369
End of year	$26,509,850	$5,318,650

Capital share activity:
Shares sold
Investor Class	632,229	422,891
Class A	50,010	26,938
Class C	1,375	5,630
Class H	6,000	7,214
Shares issued from reinvestment of distributions
Investor Class	864	1,726
Class A	664	1,574
Class C	98	624
Class H	45	67
Shares redeemed
Investor Class	(388,185)	(445,428)
Class A	(64,468)	(34,617)
Class C	(12,251)	(16,813)
Class H	(4,785)	(32,132)
Net increase (decrease) in shares	221,596	(62,326)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$70.50	$99.66	$95.71	$51.83	$74.58
Income (loss) from investment operations:
Net investment income (loss)[a]	1.96	1.43	1.03	1.25	1.14
Net gain (loss) on investments (realized and unrealized)	16.90	(28.00)	3.42	44.89	(23.38)
Total from investment operations	18.86	(26.57)	4.45	46.14	(22.24)
Less distributions from:
Net investment income	(1.23)	(2.59)	(.50)	(2.26)	(.51)
Total distributions	(1.23)	(2.59)	(.50)	(2.26)	(.51)
Net asset value, end of period	$88.13	$70.50	$99.66	$95.71	$51.83

Total Return	26.99%	(27.01%)	4.62%	90.06%	(30.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,499	$1,531	$4,239	$9,027	$17,507
Ratios to average net assets:
Net investment income (loss)	2.46%	1.62%	1.02%	1.79%	1.47%
Total expenses	1.43%	1.40%	1.36%	1.43%	1.48%
Net expenses[b]	1.39%	1.40%	1.36%	1.43%	1.48%
Portfolio turnover rate	233%	384%	501%	799%	360%

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$62.66	$89.12	$85.85	$46.98	$67.81
Income (loss) from investment operations:
Net investment income (loss)[a]	1.49	1.08	.71	1.02	.87
Net gain (loss) on investments (realized and unrealized)	15.05	(24.95)	3.06	40.11	(21.19)
Total from investment operations	16.54	(23.87)	3.77	41.13	(20.32)
Less distributions from:
Net investment income	(1.23)	(2.59)	(.50)	(2.26)	(.51)
Total distributions	(1.23)	(2.59)	(.50)	(2.26)	(.51)
Net asset value, end of period	$77.97	$62.66	$89.12	$85.85	$46.98

Total Return[c]	26.66%	(27.18%)	4.36%	88.72%	(30.25%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,465	$2,845	$4,591	$4,050	$2,789
Ratios to average net assets:
Net investment income (loss)	2.25%	1.38%	0.77%	1.67%	1.23%
Total expenses	1.69%	1.65%	1.61%	1.69%	1.73%
Net expenses[b]	1.65%	1.65%	1.61%	1.69%	1.73%
Portfolio turnover rate	233%	384%	501%	799%	360%

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$53.62	$77.28	$75.07	$41.57	$60.51
Income (loss) from investment operations:
Net investment income (loss)[a]	.85	.41	.03	.49	.31
Net gain (loss) on investments (realized and unrealized)	12.79	(21.48)	2.68	35.27	(18.74)
Total from investment operations	13.64	(21.07)	2.71	35.76	(18.43)
Less distributions from:
Net investment income	(1.23)	(2.59)	(.50)	(2.26)	(.51)
Total distributions	(1.23)	(2.59)	(.50)	(2.26)	(.51)
Net asset value, end of period	$66.03	$53.62	$77.28	$75.07	$41.57

Total Return[c]	25.72%	(27.73%)	3.58%	87.34%	(30.78%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$308	$828	$2,010	$892	$764
Ratios to average net assets:
Net investment income (loss)	1.54%	0.61%	0.03%	0.93%	0.49%
Total expenses	2.43%	2.40%	2.36%	2.45%	2.48%
Net expenses[b]	2.41%	2.40%	2.36%	2.45%	2.48%
Portfolio turnover rate	233%	384%	501%	799%	360%

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$60.85	$86.66	$83.48	$45.73	$66.00
Income (loss) from investment operations:
Net investment income (loss)[a]	1.47	.91	.63	.85	.74
Net gain (loss) on investments (realized and unrealized)	14.62	(24.13)	3.05	39.16	(20.50)
Total from investment operations	16.09	(23.22)	3.68	40.01	(19.76)
Less distributions from:
Net investment income	(1.23)	(2.59)	(.50)	(2.26)	(.51)
Total distributions	(1.23)	(2.59)	(.50)	(2.26)	(.51)
Net asset value, end of period	$75.71	$60.85	$86.66	$83.48	$45.73

Total Return	26.66%	(27.18%)	4.38%	88.66%	(30.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$237	$114	$2,316	$4,601	$162
Ratios to average net assets:
Net investment income (loss)	2.23%	1.16%	0.71%	1.15%	1.02%
Total expenses	1.69%	1.65%	1.60%	1.63%	1.74%
Net expenses[b]	1.65%	1.65%	1.60%	1.63%	1.74%
Portfolio turnover rate	233%	384%	501%	799%	360%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[c]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals, and other basic building and manufacturing materials (“Basic Materials Companies”).

For the Reporting Period, Basic Materials Fund Investor Class returned 9.55%, compared with the S&P 500 Index, which returned 29.88%. The S&P 500 Materials Index returned 17.57%.

The industries that contributed the most to performance were construction materials, specialty chemicals, and steel. Those that detracted the most were fertilizers & agricultural chemicals, diversified metals & mining, and gold.

The holdings that contributed the most to performance were Linde Plc, Sherwin-Williams Co., and Martin Marietta Materials, Inc. Those that detracted the most were Albemarle Corp., FMC Corp., and Newmont Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Class A	September 1, 2004
Class C	May 3, 2001
Class H	April 14, 1998

Ten Largest Holdings	% of Total Net Assets
Linde plc	4.6%
Sherwin-Williams Co.	2.8%
Freeport-McMoRan, Inc.	2.7%
Ecolab, Inc.	2.4%
Air Products and Chemicals, Inc.	2.3%
Nucor Corp.	2.2%
Newmont Corp.	2.1%
Dow, Inc.	2.0%
Corteva, Inc.	2.0%
Martin Marietta Materials, Inc.	1.9%
Top Ten Total	25.0%

“Ten Largest Holdings” excludes any temporary cash investments.

18 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Class Shares	9.55%	11.03%	7.05%
Class A Shares	9.29%	10.76%	6.78%
Class A Shares with sales charge†	4.11%	9.68%	6.27%
Class C Shares	8.47%	9.93%	5.99%
Class C Shares with CDSC‡	7.47%	9.93%	5.99%
Class H Shares**	9.29%	10.75%	6.75%
S&P 500 Materials Index	17.57%	13.30%	9.23%
S&P 500 Index	29.88%	15.05%	12.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class share and Class A shares only; performance for Class C shares and Class H shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into Class H shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	March 31, 2024
BASIC MATERIALS FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Chemicals - 36.4%
Linde plc	2,929	$1,359,993
Sherwin-Williams Co.	2,348	815,531
Ecolab, Inc.	3,057	705,861
Air Products and Chemicals, Inc.	2,724	659,943
Dow, Inc.	10,142	587,526
PPG Industries, Inc.	3,722	539,318
DuPont de Nemours, Inc.	6,496	498,048
LyondellBasell Industries N.V. — Class A	4,663	476,932
International Flavors & Fragrances, Inc.	5,098	438,377
Celanese Corp. — Class A	2,365	406,449
Albemarle Corp.	2,772	365,183
CF Industries Holdings, Inc.	4,260	354,475
RPM International, Inc.	2,971	353,400
Nutrien Ltd.	6,205	336,994
Eastman Chemical Co.	3,273	328,020
Mosaic Co.	9,010	292,465
Axalta Coating Systems Ltd.*	7,382	253,867
FMC Corp.	3,985	253,845
Olin Corp.	4,150	244,020
Arcadium Lithium plc*	53,114	228,921
Westlake Corp.	1,435	219,268
Element Solutions, Inc.	8,707	217,501
Ashland, Inc.	1,981	192,890
Huntsman Corp.	7,211	187,702
Balchem Corp.	1,138	176,333
Chemours Co.	6,454	169,482
Total Chemicals		10,662,344

Mining - 22.7%
Freeport-McMoRan, Inc.	16,890	794,168
Newmont Corp.	16,885	605,158
Barrick Gold Corp.	28,545	474,989
Agnico Eagle Mines Ltd.	6,614	394,525
Rio Tinto plc ADR	5,756	366,887
BHP Group Ltd. ADR[1]	6,205	357,966
Wheaton Precious Metals Corp.	7,197	339,195
Kinross Gold Corp.	51,312	314,543
Franco-Nevada Corp.	2,601	309,935
Southern Copper Corp.	2,842	302,730
Pan American Silver Corp.	19,760	297,981
Gold Fields Ltd. ADR	18,378	292,026
Alamos Gold, Inc. — Class A	19,379	285,840
Anglogold Ashanti plc[1]	12,387	274,991
Royal Gold, Inc.	2,200	267,982
Alcoa Corp.	6,886	232,678
Sigma Lithium Corp.*,1	15,422	199,869
B2Gold Corp.	72,167	188,356
Hecla Mining Co.	33,797	162,564
MP Materials Corp.*	8,615	123,195
SSR Mining, Inc.	19,000	84,740
Total Mining		6,670,318

Iron & Steel - 11.9%
Nucor Corp.	3,254	643,967
Steel Dynamics, Inc.	3,035	449,878
Vale S.A. ADR	34,408	419,434
Reliance, Inc.	1,222	408,368
Cleveland-Cliffs, Inc.*	13,634	310,037
ArcelorMittal S.A.[1]	10,492	289,369
Gerdau S.A. ADR	58,044	256,555
Commercial Metals Co.	4,184	245,894
United States Steel Corp.	5,922	241,499
ATI, Inc.*	4,520	231,288
Total Iron & Steel		3,496,289

Packaging & Containers - 11.3%
Ball Corp.	6,322	425,850
Packaging Corporation of America	1,987	377,093
Westrock Co.	6,793	335,914
Amcor plc	33,607	319,602
Crown Holdings, Inc.	3,565	282,562
Graphic Packaging Holding Co.	9,632	281,062
AptarGroup, Inc.	1,931	277,852
Berry Global Group, Inc.	3,971	240,166
Sonoco Products Co.	3,738	216,206
Sealed Air Corp.	5,767	214,532
Silgan Holdings, Inc.	3,935	191,084
O-I Glass, Inc.*	8,500	141,015
Total Packaging & Containers		3,302,938

Building Materials - 8.7%
Martin Marietta Materials, Inc.	911	559,299
Vulcan Materials Co.	1,981	540,654
CRH plc*	5,058	436,303
Cemex SAB de CV ADR*	34,405	309,989
Eagle Materials, Inc.	1,028	279,359
Louisiana-Pacific Corp.	2,626	220,348
Summit Materials, Inc. — Class A*	4,784	213,223
Total Building Materials		2,559,175

Coal - 2.8%
Teck Resources Ltd. — Class B	8,833	404,375
Warrior Met Coal, Inc.	2,606	158,184
Arch Resources, Inc.	888	142,782
Alpha Metallurgical Resources, Inc.	305	101,007
Total Coal		806,348

Biotechnology - 2.0%
Corteva, Inc.	10,159	585,870

Household Products & Housewares - 1.3%
Avery Dennison Corp.	1,749	390,464

Forest Products & Paper - 1.2%
International Paper Co.	8,917	347,941

Housewares - 0.6%
Scotts Miracle-Gro Co. — Class A	2,332	173,944

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
BASIC MATERIALS FUND

	Shares	Value
Environmental Control - 0.3%
PureCycle Technologies, Inc.*,1	15,083	$93,816

Healthcare-Services - 0.2%
Ginkgo Bioworks Holdings, Inc.*,1	44,640	51,782

Total Common Stocks
(Cost $17,066,472)		29,141,229

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$100,148	100,148
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	38,518	38,518
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	34,914	34,914
Total Repurchase Agreements
(Cost $173,580)		173,580
SECURITIES LENDING COLLATERAL†,3 - 2.9%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[4]	862,835	862,835
Total Securities Lending Collateral
(Cost $862,835)		862,835

Total Investments - 102.9%
(Cost $18,102,887)		$30,177,644
Other Assets & Liabilities, net - (2.9)%		(856,664)
Total Net Assets - 100.0%		$29,320,980

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2024.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$29,141,229	$—	$—	$29,141,229
Repurchase Agreements	—	173,580	—	173,580
Securities Lending Collateral	862,835	—	—	862,835
Total Assets	$30,004,064	$173,580	$—	$30,177,644

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $821,007 of securities loaned (cost $17,929,307)	$30,004,064
Repurchase agreements, at value (cost $173,580)	173,580
Cash	18,625
Receivables:
Dividends	41,364
Fund shares sold	14,727
Securities lending income	1,279
Foreign tax reclaims	439
Interest	103
Total assets	30,254,181

Liabilities:
Payable for:
Return of securities lending collateral	862,835
Management fees	20,735
Transfer agent fees	11,775
Fund shares redeemed	10,056
Distribution and service fees	3,097
Portfolio accounting and administration fees	2,500
Trustees’ fees*	281
Miscellaneous	21,922
Total liabilities	933,201
Net assets	$29,320,980

Net assets consist of:
Paid in capital	$19,721,716
Total distributable earnings (loss)	9,599,264
Net assets	$29,320,980

Investor Class:
Net assets	$19,369,029
Capital shares outstanding	224,176
Net asset value per share	$86.40

Class A:
Net assets	$7,227,573
Capital shares outstanding	91,504
Net asset value per share	$78.99
Maximum offering price per share (Net asset value divided by 95.25%)	$82.93

Class C:
Net assets	$1,694,836
Capital shares outstanding	25,916
Net asset value per share	$65.40

Class H:
Net assets	$1,029,542
Capital shares outstanding	13,511
Net asset value per share	$76.20

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $13,790)	$673,739
Interest	12,187
Income from securities lending, net	10,137
Total investment income	696,063

Expenses:
Management fees	262,786
Distribution and service fees:
Class A	17,413
Class C	21,805
Class H	2,992
Transfer agent fees	67,590
Portfolio accounting and administration fees	47,126
Registration fees	32,613
Professional fees	13,598
Trustees’ fees*	5,794
Custodian fees	4,435
Line of credit fees	35
Miscellaneous	8,830
Total expenses	485,017
Less:
Expenses reimbursed by Adviser	(9,931)
Net expenses	475,086
Net investment income	220,977

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments**	3,098,421
Net realized gain	3,098,421
Net change in unrealized appreciation (depreciation) on:
Investments	(1,001,241)
Net change in unrealized appreciation (depreciation)	(1,001,241)
Net realized and unrealized gain	2,097,180
Net increase in net assets resulting from operations	$2,318,157

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**

Includes $130,382 of realized gains from the expiration of deferred foreign tax liabilities on capital gains from sales of Peruvian securities prior to 2018. See Note 1(c) in the Notes to Financial Statements.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$220,977	$394,270
Net realized gain on investments	3,098,421	999,821
Net change in unrealized appreciation (depreciation) on investments	(1,001,241)	(10,382,838)
Net increase (decrease) in net assets resulting from operations	2,318,157	(8,988,747)

Distributions to shareholders:
Investor Class	(430,177)	(383,064)
Class A	(163,593)	(129,402)
Class C	(58,233)	(58,507)
Class H	(29,080)	(72,279)
Total distributions to shareholders	(681,083)	(643,252)

Capital share transactions:
Proceeds from sale of shares
Investor Class	15,390,212	49,912,072
Class A	1,725,949	2,856,561
Class C	348,442	1,128,838
Class H	68,201	5,008,351
Distributions reinvested
Investor Class	417,109	372,564
Class A	159,729	123,203
Class C	57,991	58,257
Class H	28,998	72,218
Cost of shares redeemed
Investor Class	(20,690,843)	(70,700,665)
Class A	(2,660,085)	(2,088,268)
Class C	(1,389,009)	(1,903,212)
Class H	(690,092)	(13,113,466)
Net decrease from capital share transactions	(7,233,398)	(28,273,547)
Net decrease in net assets	(5,596,324)	(37,905,546)

Net assets:
Beginning of year	34,917,304	72,822,850
End of year	$29,320,980	$34,917,304

Capital share activity:
Shares sold
Investor Class	192,395	592,203
Class A	23,750	38,096
Class C	5,700	17,926
Class H	972	68,572
Shares issued from reinvestment of distributions
Investor Class	5,424	4,847
Class A	2,270	1,744
Class C	993	982
Class H	427	1,059
Shares redeemed
Investor Class	(260,804)	(878,910)
Class A	(36,612)	(28,466)
Class C	(23,075)	(31,357)
Class H	(9,742)	(178,116)
Net decrease in shares	(98,302)	(391,420)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$80.67	$89.73	$78.37	$42.39	$58.04
Income (loss) from investment operations:
Net investment income (loss)[a]	0.67	.89	.60	.43	.43
Net gain (loss) on investments (realized and unrealized)	6.81	(8.66)	12.39	37.12	(13.42)
Total from investment operations	7.48	(7.77)	12.99	37.55	(12.99)
Less distributions from:
Net investment income	(1.75)	(1.29)	—	(.54)	(.90)
Net realized gains	—	—	(1.63)	(1.03)	(1.76)
Total distributions	(1.75)	(1.29)	(1.63)	(1.57)	(2.66)
Net asset value, end of period	$86.40	$80.67	$89.73	$78.37	$42.39

Total Return	9.55%	(8.59%)	16.72%	89.00%	(23.61%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,369	$23,164	$51,058	$38,112	$13,313
Ratios to average net assets:
Net investment income (loss)	0.85%	1.11%	0.71%	0.67%	0.74%
Total expenses	1.43%	1.39%	1.36%	1.43%	1.48%
Net expenses[b]	1.40%	1.39%	1.36%	1.43%	1.48%
Portfolio turnover rate	49%	126%	169%	162%	67%

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$74.08	$82.73	$72.55	$39.41	$54.27
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	.56	.35	.25	.26
Net gain (loss) on investments (realized and unrealized)	6.20	(7.92)	11.46	34.46	(12.46)
Total from investment operations	6.66	(7.36)	11.81	34.71	(12.20)
Less distributions from:
Net investment income	(1.75)	(1.29)	—	(.54)	(.90)
Net realized gains	—	—	(1.63)	(1.03)	(1.76)
Total distributions	(1.75)	(1.29)	(1.63)	(1.57)	(2.66)
Net asset value, end of period	$78.99	$74.08	$82.73	$72.55	$39.41

Total Return[c]	9.29%	(8.83%)	16.43%	88.52%	(23.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,228	$7,563	$7,506	$5,599	$2,966
Ratios to average net assets:
Net investment income (loss)	0.63%	0.77%	0.45%	0.44%	0.48%
Total expenses	1.68%	1.64%	1.61%	1.69%	1.73%
Net expenses[b]	1.65%	1.64%	1.61%	1.69%	1.73%
Portfolio turnover rate	49%	126%	169%	162%	67%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$62.10	$70.12	$62.18	$34.17	$47.73
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	— [d]	(.18)	(.17)	(.11)
Net gain (loss) on investments (realized and unrealized)	5.16	(6.73)	9.75	29.75	(10.79)
Total from investment operations	5.05	(6.73)	9.57	29.58	(10.90)
Less distributions from:
Net investment income	(1.75)	(1.29)	—	(.54)	(.90)
Net realized gains	—	—	(1.63)	(1.03)	(1.76)
Total distributions	(1.75)	(1.29)	(1.63)	(1.57)	(2.66)
Net asset value, end of period	$65.40	$62.10	$70.12	$62.18	$34.17

Total Return[c]	8.47%	(9.51%)	15.57%	87.07%	(24.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,695	$2,627	$3,839	$2,534	$1,526
Ratios to average net assets:
Net investment income (loss)	(0.18%)	— [e]	(0.27%)	(0.34%)	(0.23%)
Total expenses	2.43%	2.39%	2.36%	2.44%	2.47%
Net expenses[b]	2.40%	2.39%	2.36%	2.44%	2.47%
Portfolio turnover rate	49%	126%	169%	162%	67%

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$71.53	$79.95	$70.17	$38.15	$52.62
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	.28	.56	.19	.27
Net gain (loss) on investments (realized and unrealized)	6.01	(7.41)	10.85	33.40	(12.08)
Total from investment operations	6.42	(7.13)	11.41	33.59	(11.81)
Less distributions from:
Net investment income	(1.75)	(1.29)	—	(.54)	(.90)
Net realized gains	—	—	(1.63)	(1.03)	(1.76)
Total distributions	(1.75)	(1.29)	(1.63)	(1.57)	(2.66)
Net asset value, end of period	$76.20	$71.53	$79.95	$70.17	$38.15

Total Return	9.29%	(8.85%)	16.42%	88.51%	(23.81%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,030	$1,563	$10,420	$2,108	$825
Ratios to average net assets:
Net investment income (loss)	0.59%	0.38%	0.73%	0.33%	0.51%
Total expenses	1.68%	1.65%	1.60%	1.68%	1.72%
Net expenses[b]	1.65%	1.65%	1.60%	1.68%	1.72%
Portfolio turnover rate	49%	126%	169%	162%	67%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Less than $0.01 per share.
[e]	Less than 0.01% or (0.01%).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic, or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

For the Reporting Period, Biotechnology Fund Investor Class returned 9.30%, compared with the S&P 500 Index, which returned 29.88%. The S&P 500 Health Care Index returned 16.09%.

The industries that contributed the most to performance were biotechnology, health care equipment, and pharmaceuticals. Those that detracted the most were life sciences tools & services, fertilizers & agricultural chemicals, and health care services.

The holdings that contributed the most to performance were AbbVie, Inc., Amgen, Inc., and Vertex Pharmaceuticals, Inc. Those that detracted the most were Illumina, Inc., Moderna, Inc., and Biogen, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Class A	September 1, 2004
Class C	March 30, 2001
Class H	April 1, 1998

Ten Largest Holdings	% of Total Net Assets
AbbVie, Inc.	9.1%
Amgen, Inc.	6.4%
Regeneron Pharmaceuticals, Inc.	5.1%
Vertex Pharmaceuticals, Inc.	4.2%
Gilead Sciences, Inc.	3.8%
Corteva, Inc.	3.2%
Moderna, Inc.	3.1%
Biogen, Inc.	2.8%
AstraZeneca plc ADR	2.7%
Illumina, Inc.	2.4%
Top Ten Total	42.8%

“Ten Largest Holdings” excludes any temporary cash investments.

26 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Shares	9.30%	4.04%	6.43%
Class A Shares	9.03%	3.78%	6.16%
Class A Shares with sales charge†	3.85%	2.78%	5.64%
Class C Shares	8.21%	3.01%	5.37%
Class C Shares with CDSC‡	7.21%	3.01%	5.37%
Class H Shares**	9.02%	3.79%	6.12%
S&P 500 Health Care Index	16.09%	12.05%	11.67%
S&P 500 Index	29.88%	15.05%	12.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and Class A shares only; performance for Class C shares and Class H shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into Class H shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	March 31, 2024
BIOTECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Biotechnology - 73.8%
Amgen, Inc.	24,732	$7,031,802
Regeneron Pharmaceuticals, Inc.*	5,792	5,574,742
Vertex Pharmaceuticals, Inc.*	11,049	4,618,592
Gilead Sciences, Inc.	57,387	4,203,598
Corteva, Inc.	61,639	3,554,721
Moderna, Inc.*	31,852	3,394,149
Biogen, Inc.*	14,196	3,061,083
Illumina, Inc.*	18,761	2,576,260
Alnylam Pharmaceuticals, Inc.*	15,959	2,385,073
BioMarin Pharmaceutical, Inc.*	25,837	2,256,604
Royalty Pharma plc — Class A	71,829	2,181,447
Sarepta Therapeutics, Inc.*	15,022	1,944,748
Incyte Corp.*	31,182	1,776,439
United Therapeutics Corp.*	7,578	1,740,818
Legend Biotech Corp. ADR*	30,111	1,688,926
Argenx SE ADR*	4,196	1,652,049
Cytokinetics, Inc.*	21,997	1,542,210
Exelixis, Inc.*	63,269	1,501,373
BioNTech SE ADR*	15,100	1,392,975
CRISPR Therapeutics AG*,1	20,413	1,391,350
Intra-Cellular Therapies, Inc.*	20,089	1,390,159
Apellis Pharmaceuticals, Inc.*	22,299	1,310,735
Ionis Pharmaceuticals, Inc.*	29,419	1,275,314
Halozyme Therapeutics, Inc.*	30,345	1,234,435
REVOLUTION Medicines, Inc.*	38,269	1,233,410
Blueprint Medicines Corp.*	12,634	1,198,461
Roivant Sciences Ltd.*,1	112,163	1,182,198
Bridgebio Pharma, Inc.*	37,164	1,149,111
Insmed, Inc.*	40,289	1,093,041
Ultragenyx Pharmaceutical, Inc.*	21,540	1,005,703
Amicus Therapeutics, Inc.*	85,233	1,004,045
Axsome Therapeutics, Inc.*	12,544	1,001,011
Iovance Biotherapeutics, Inc.*	66,996	992,881
Prothena Corporation plc*	39,542	979,455
Arrowhead Pharmaceuticals, Inc.*	33,426	955,984
Guardant Health, Inc.*	41,004	845,912
Intellia Therapeutics, Inc.*	30,368	835,424
Beam Therapeutics, Inc.*	23,627	780,636
Immunovant, Inc.*	24,151	780,319
PTC Therapeutics, Inc.*	26,205	762,303
TG Therapeutics, Inc.*	48,615	739,434
ACADIA Pharmaceuticals, Inc.*	39,352	727,618
Dynavax Technologies Corp.*	55,099	683,779
Krystal Biotech, Inc.*	3,638	647,309
Akero Therapeutics, Inc.*	20,468	517,022
Sage Therapeutics, Inc.*	26,796	502,157
Novavax, Inc.*,1	83,168	397,543
Total Biotechnology		80,694,358

Pharmaceuticals - 20.7%
AbbVie, Inc.	54,865	9,990,916
AstraZeneca plc ADR	43,805	2,967,789
Neurocrine Biosciences, Inc.*	14,843	2,047,147
Viatris, Inc.	170,310	2,033,501
Jazz Pharmaceuticals plc*	12,556	1,511,993
Alkermes plc*	55,814	1,510,885
Vaxcyte, Inc.*	20,625	1,408,894
Ironwood Pharmaceuticals, Inc. — Class A*	67,889	591,313
Madrigal Pharmaceuticals, Inc.*	2,065	551,438
Total Pharmaceuticals		22,613,876

Healthcare-Products - 3.9%
Exact Sciences Corp.*	29,095	2,009,301
Natera, Inc.*	19,319	1,766,916
Pacific Biosciences of California, Inc.*	125,198	469,492
Total Healthcare-Products		4,245,709

Healthcare-Services - 1.2%
Medpace Holdings, Inc.*	3,359	1,357,540

Total Common Stocks
(Cost $56,457,113)		108,911,483

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.2%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$138,611	138,611
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	53,312	53,312
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	48,322	48,322
Total Repurchase Agreements
(Cost $240,245)		240,245

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.6%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[4]	1,757,813	1,757,813
Total Securities Lending Collateral
(Cost $1,757,813)		1,757,813

Total Investments - 101.4%
(Cost $58,455,171)		$110,909,541
Other Assets & Liabilities, net - (1.4)%		(1,533,451)
Total Net Assets - 100.0%		$109,376,090

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
BIOTECHNOLOGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2024.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$108,911,483	$—	$—	$108,911,483
Repurchase Agreements	—	240,245	—	240,245
Securities Lending Collateral	1,757,813	—	—	1,757,813
Total Assets	$110,669,296	$240,245	$—	$110,909,541

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $1,620,914 of securities loaned (cost $58,214,926)	$110,669,296
Repurchase agreements, at value (cost $240,245)	240,245
Receivables:
Securities sold	685,284
Fund shares sold	11,574
Foreign tax reclaims	4,335
Securities lending income	1,765
Interest	141
Total assets	111,612,640

Liabilities:
Payable for:
Return of securities lending collateral	1,757,813
Fund shares redeemed	254,996
Management fees	79,910
Transfer agent fees	45,501
Portfolio accounting and administration fees	9,636
Distribution and service fees	5,099
Trustees’ fees*	1,056
Miscellaneous	82,539
Total liabilities	2,236,550
Net assets	$109,376,090

Net assets consist of:
Paid in capital	$51,713,450
Total distributable earnings (loss)	57,662,640
Net assets	$109,376,090

Investor Class:
Net assets	$88,327,800
Capital shares outstanding	1,183,397
Net asset value per share	$74.64

Class A:
Net assets	$14,769,635
Capital shares outstanding	228,247
Net asset value per share	$64.71
Maximum offering price per share (Net asset value divided by 95.25%)	$67.94

Class C:
Net assets	$979,639
Capital shares outstanding	19,296
Net asset value per share	$50.77

Class H:
Net assets	$5,299,016
Capital shares outstanding	85,826
Net asset value per share	$61.74

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $312)	$1,076,131
Interest	28,262
Income from securities lending, net	49,012
Total investment income	1,153,405

Expenses:
Management fees	953,505
Distribution and service fees:
Class A	37,892
Class C	12,173
Class H	13,817
Transfer agent fees	244,861
Portfolio accounting and administration fees	170,996
Registration fees	106,929
Professional fees	51,475
Trustees’ fees*	19,268
Custodian fees	15,523
Line of credit fees	393
Miscellaneous	43,575
Total expenses	1,670,407
Less:
Expenses reimbursed by Adviser	(36,299)
Net expenses	1,634,108
Net investment loss	(480,703)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,859,997
Net realized gain	14,859,997
Net change in unrealized appreciation (depreciation) on:
Investments	(5,138,730)
Net change in unrealized appreciation (depreciation)	(5,138,730)
Net realized and unrealized gain	9,721,267
Net increase in net assets resulting from operations	$9,240,564

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(480,703)	$(546,385)
Net realized gain (loss) on investments	14,859,997	(1,868,860)
Net change in unrealized appreciation (depreciation) on investments	(5,138,730)	(6,943,222)
Net increase (decrease) in net assets resulting from operations	9,240,564	(9,358,467)

Distributions to shareholders:
Investor Class	—	(1,400,398)
Class A	—	(261,302)
Class C	—	(40,352)
Class H	—	(98,449)
Total distributions to shareholders	—	(1,800,501)

Capital share transactions:
Proceeds from sale of shares
Investor Class	27,388,563	59,349,087
Class A	1,750,509	4,270,307
Class C	185,861	288,533
Class H	438,546	1,146,596
Distributions reinvested
Investor Class	—	1,340,834
Class A	—	256,294
Class C	—	39,028
Class H	—	98,371
Cost of shares redeemed
Investor Class	(40,330,995)	(80,587,920)
Class A	(4,351,712)	(6,316,518)
Class C	(1,010,807)	(1,527,907)
Class H	(1,653,324)	(4,045,536)
Net decrease from capital share transactions	(17,583,359)	(25,688,831)
Net decrease in net assets	(8,342,795)	(36,847,799)

Net assets:
Beginning of year	117,718,885	154,566,684
End of year	$109,376,090	$117,718,885

Capital share activity:
Shares sold
Investor Class	389,294	854,810
Class A	29,027	71,911
Class C	3,821	5,958
Class H	7,277	20,151
Shares issued from reinvestment of distributions
Investor Class	—	19,100
Class A	—	4,197
Class C	—	807
Class H	—	1,688
Shares redeemed
Investor Class	(579,083)	(1,175,811)
Class A	(72,392)	(105,566)
Class C	(21,302)	(32,044)
Class H	(29,105)	(67,269)
Net decrease in shares	(272,463)	(402,068)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$68.29	$73.30	$94.01	$71.72	$83.02
Income (loss) from investment operations:
Net investment income (loss)[a]	(.26)	(.24)	(.52)	(.58)	(.44)
Net gain (loss) on investments (realized and unrealized)	6.61	(3.87)	(4.42)	29.82	(7.26)
Total from investment operations	6.35	(4.11)	(4.94)	29.24	(7.70)
Less distributions from:
Net realized gains	—	(.90)	(15.77)	(6.95)	(3.60)
Total distributions	—	(.90)	(15.77)	(6.95)	(3.60)
Net asset value, end of period	$74.64	$68.29	$73.30	$94.01	$71.72

Total Return	9.30%	(5.64%)	(6.81%)	40.80%	(9.91%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$88,328	$93,776	$122,777	$151,506	$122,194
Ratios to average net assets:
Net investment income (loss)	(0.37%)	(0.34%)	(0.56%)	(0.62%)	(0.56%)
Total expenses	1.43%	1.39%	1.36%	1.45%	1.48%
Net expenses[b]	1.40%	1.39%	1.36%	1.45%	1.48%
Portfolio turnover rate	51%	61%	65%	115%	64%

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$59.35	$63.98	$84.21	$64.92	$75.66
Income (loss) from investment operations:
Net investment income (loss)[a]	(.38)	(.35)	(.65)	(.73)	(.57)
Net gain (loss) on investments (realized and unrealized)	5.74	(3.38)	(3.81)	26.97	(6.57)
Total from investment operations	5.36	(3.73)	(4.46)	26.24	(7.14)
Less distributions from:
Net realized gains	—	(.90)	(15.77)	(6.95)	(3.60)
Total distributions	—	(.90)	(15.77)	(6.95)	(3.60)
Net asset value, end of period	$64.71	$59.35	$63.98	$84.21	$64.92

Total Return[c]	9.03%	(5.87%)	(7.04%)	40.44%	(10.14%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,770	$16,121	$19,263	$22,317	$14,565
Ratios to average net assets:
Net investment income (loss)	(0.62%)	(0.59%)	(0.80%)	(0.87%)	(0.80%)
Total expenses	1.68%	1.64%	1.61%	1.69%	1.73%
Net expenses[b]	1.65%	1.64%	1.61%	1.69%	1.73%
Portfolio turnover rate	51%	61%	65%	115%	64%

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$46.92	$51.15	$70.90	$55.85	$66.05
Income (loss) from investment operations:
Net investment income (loss)[a]	(.66)	(.64)	(1.09)	(1.15)	(.97)
Net gain (loss) on investments (realized and unrealized)	4.51	(2.69)	(2.89)	23.15	(5.63)
Total from investment operations	3.85	(3.33)	(3.98)	22.00	(6.60)
Less distributions from:
Net realized gains	—	(.90)	(15.77)	(6.95)	(3.60)
Total distributions	—	(.90)	(15.77)	(6.95)	(3.60)
Net asset value, end of period	$50.77	$46.92	$51.15	$70.90	$55.85

Total Return[c]	8.21%	(6.58%)	(7.74%)	39.39%	(10.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$980	$1,725	$3,174	$8,221	$8,692
Ratios to average net assets:
Net investment income (loss)	(1.38%)	(1.34%)	(1.58%)	(1.61%)	(1.56%)
Total expenses	2.43%	2.39%	2.36%	2.45%	2.48%
Net expenses[b]	2.40%	2.39%	2.36%	2.45%	2.48%
Portfolio turnover rate	51%	61%	65%	115%	64%

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$56.63	$61.09	$81.10	$62.70	$73.18
Income (loss) from investment operations:
Net investment income (loss)[a]	(.36)	(.34)	(.64)	(.66)	(.59)
Net gain (loss) on investments (realized and unrealized)	5.47	(3.22)	(3.60)	26.01	(6.29)
Total from investment operations	5.11	(3.56)	(4.24)	25.35	(6.88)
Less distributions from:
Net realized gains	—	(.90)	(15.77)	(6.95)	(3.60)
Total distributions	—	(.90)	(15.77)	(6.95)	(3.60)
Net asset value, end of period	$61.74	$56.63	$61.09	$81.10	$62.70

Total Return	9.02%	(5.87%)	(7.04%)	40.45%	(10.12%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,299	$6,096	$9,352	$9,565	$8,365
Ratios to average net assets:
Net investment income (loss)	(0.62%)	(0.59%)	(0.82%)	(0.83%)	(0.85%)
Total expenses	1.68%	1.64%	1.61%	1.72%	1.73%
Net expenses[b]	1.65%	1.64%	1.61%	1.72%	1.73%
Portfolio turnover rate	51%	61%	65%	115%	64%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[c]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the Reporting Period, Consumer Products Fund Investor Class returned 2.71%, compared with the S&P 500 Index, which returned 29.88%. The S&P 500 Consumer Staples Index returned 7.19%.

The industries that contributed the most to performance were soft drinks, household products, and food retail. Those that detracted the most were packaged foods & meats, personal care products, and agricultural products & services.

The holdings that contributed the most to performance were Celsius Holdings, Inc., Procter & Gamble Co., and Colgate-Palmolive Co. Those that detracted the most were Estee Lauder Companies, Inc. – Class A, Hershey Co., and Archer-Daniels-Midland Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	July 6, 1998
Class A	September 1, 2004
Class C	July 24, 2001
Class H	August 17, 1998

Ten Largest Holdings	% of Total Net Assets
Procter & Gamble Co.	6.8%
PepsiCo, Inc.	5.6%
Coca-Cola Co.	5.4%
Philip Morris International, Inc.	4.1%
Mondelez International, Inc. — Class A	3.3%
Altria Group, Inc.	3.1%
Colgate-Palmolive Co.	3.0%
Estee Lauder Companies, Inc. — Class A	2.5%
Constellation Brands, Inc. — Class A	2.4%
Kimberly-Clark Corp.	2.3%
Top Ten Total	38.5%

“Ten Largest Holdings” excludes any temporary cash investments.

34 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Shares	2.71%	6.38%	6.55%
Class A Shares	2.46%	6.12%	6.28%
Class A Shares with sales charge†	(2.41%)	5.09%	5.77%
Class C Shares	1.70%	5.32%	5.49%
Class C Shares with CDSC‡	0.85%	5.32%	5.49%
Class H Shares**	2.45%	6.12%	6.24%
S&P 500 Consumer Staples Index	7.19%	9.96%	9.27%
S&P 500 Index	29.88%	15.05%	12.96%

Cumulative Fund Performance*

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and Class A shares only; performance for Class C and Class H shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into Class H shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	March 31, 2024
CONSUMER PRODUCTS FUND

	Shares	Value
COMMON STOCKS† - 100.9%

Food - 34.4%
Mondelez International, Inc. — Class A	28,954	$2,026,780
General Mills, Inc.	20,160	1,410,595
Sysco Corp.	16,673	1,353,514
Hershey Co.	6,867	1,335,632
Kroger Co.	22,341	1,276,341
Kraft Heinz Co.	32,014	1,181,317
McCormick & Company, Inc.	13,324	1,023,416
Tyson Foods, Inc. — Class A	17,221	1,011,389
Kellanova	14,986	858,548
Lamb Weston Holdings, Inc.	8,029	855,329
Conagra Brands, Inc.	28,009	830,187
J M Smucker Co.	6,258	787,695
US Foods Holding Corp.*	13,631	735,665
Performance Food Group Co.*	9,318	695,496
Hormel Foods Corp.	19,636	685,100
Campbell Soup Co.	14,709	653,815
Ingredion, Inc.	5,005	584,834
Albertsons Companies, Inc. — Class A	26,418	566,402
Sprouts Farmers Market, Inc.*	8,481	546,855
Post Holdings, Inc.*	4,638	492,927
Flowers Foods, Inc.	18,751	445,336
Simply Good Foods Co.*	11,011	374,704
Grocery Outlet Holding Corp.*	12,432	357,793
Cal-Maine Foods, Inc.	5,831	343,154
Lancaster Colony Corp.	1,536	318,920
Pilgrim’s Pride Corp.*	7,583	260,249
Total Food		21,011,993

Beverages - 26.7%
PepsiCo, Inc.	19,480	3,409,195
Coca-Cola Co.	54,186	3,315,099
Constellation Brands, Inc. — Class A	5,331	1,448,753
Monster Beverage Corp.*	23,702	1,405,055
Keurig Dr Pepper, Inc.	41,013	1,257,869
Brown-Forman Corp. — Class B	19,865	1,025,431
Coca-Cola Europacific Partners plc	14,287	999,376
Fomento Economico Mexicano SAB de CV ADR	6,553	853,659
Anheuser-Busch InBev S.A. ADR[1]	13,571	824,845
Celsius Holdings, Inc.*	9,571	793,627
Molson Coors Beverage Co. — Class B	11,571	778,150
Coca-Cola Consolidated, Inc.	223	188,749
Total Beverages		16,299,808

Cosmetics & Personal Care - 17.0%
Procter & Gamble Co.	25,587	4,151,491
Colgate-Palmolive Co.	20,431	1,839,811
Estee Lauder Companies, Inc. — Class A	9,993	1,540,421
Kenvue, Inc.	62,161	1,333,975
Unilever plc ADR	17,173	861,913
elf Beauty, Inc.*	3,385	663,562
Total Cosmetics & Personal Care		10,391,173

Agriculture - 13.2%
Philip Morris International, Inc.	27,563	2,525,322
Altria Group, Inc.	43,681	1,905,365
Archer-Daniels-Midland Co.	20,684	1,299,162
British American Tobacco plc ADR	28,593	872,087
Bunge Global S.A.	8,300	850,916
Darling Ingredients, Inc.*	12,661	588,863
Total Agriculture		8,041,715

Household Products & Housewares - 6.6%
Kimberly-Clark Corp.	11,023	1,425,825
Church & Dwight Company, Inc.	10,234	1,067,508
Clorox Co.	5,987	916,670
Spectrum Brands Holdings, Inc.	3,981	354,349
WD-40 Co.	1,072	271,548
Total Household Products & Housewares		4,035,900

Retail - 2.1%
Casey’s General Stores, Inc.	2,313	736,574
Freshpet, Inc.*	4,451	515,693
Total Retail		1,252,267

Pharmaceuticals - 0.9%
BellRing Brands, Inc.*	9,535	562,851

Total Common Stocks
(Cost $32,833,485)		61,595,707

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.1%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$43,009	43,009
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	16,542	16,542
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	14,994	14,994
Total Repurchase Agreements
(Cost $74,545)		74,545

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.0%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[4]	630,624	630,624
Total Securities Lending Collateral
(Cost $630,624)		630,624

Total Investments - 102.0%
(Cost $33,538,654)		$62,300,876
Other Assets & Liabilities, net - (2.0)%		(1,207,584)
Total Net Assets - 100.0%		$61,093,292

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
CONSUMER PRODUCTS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2024.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$61,595,707	$—	$—	$61,595,707
Repurchase Agreements	—	74,545	—	74,545
Securities Lending Collateral	630,624	—	—	630,624
Total Assets	$62,226,331	$74,545	$—	$62,300,876

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $598,379 of securities loaned (cost $33,464,109)	$62,226,331
Repurchase agreements, at value (cost $74,545)	74,545
Cash	12,980
Receivables:
Dividends	185,357
Fund shares sold	70,023
Foreign tax reclaims	1,389
Securities lending income	99
Interest	44
Total assets	62,570,768

Liabilities:
Payable for:
Fund shares redeemed	728,248
Return of securities lending collateral	630,624
Management fees	42,089
Transfer agent fees	23,139
Portfolio accounting and administration fees	5,075
Distribution and service fees	4,655
Trustees’ fees*	552
Miscellaneous	43,094
Total liabilities	1,477,476
Net assets	$61,093,292

Net assets consist of:
Paid in capital	$33,929,040
Total distributable earnings (loss)	27,164,252
Net assets	$61,093,292

Investor Class:
Net assets	$48,221,412
Capital shares outstanding	914,918
Net asset value per share	$52.71

Class A:
Net assets	$8,392,689
Capital shares outstanding	187,925
Net asset value per share	$44.66
Maximum offering price per share (Net asset value divided by 95.25%)	$46.89

Class C:
Net assets	$3,103,370
Capital shares outstanding	97,786
Net asset value per share	$31.74

Class H:
Net assets	$1,375,821
Capital shares outstanding	32,932
Net asset value per share	$41.78

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends	$1,770,388
Interest	12,297
Income from securities lending, net	45,470
Total investment income	1,828,155

Expenses:
Management fees	557,421
Distribution and service fees:
Class A	21,828
Class C	39,077
Class H	3,767
Transfer agent fees	142,708
Portfolio accounting and administration fees	99,963
Registration fees	66,487
Professional fees	29,051
Trustees’ fees*	12,092
Custodian fees	9,204
Line of credit fees	520
Miscellaneous	20,304
Total expenses	1,002,422
Less:
Expenses reimbursed by Adviser	(19,739)
Net expenses	982,683
Net investment income	845,472

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,038,604
Net realized gain	9,038,604
Net change in unrealized appreciation (depreciation) on:
Investments	(9,386,084)
Net change in unrealized appreciation (depreciation)	(9,386,084)
Net realized and unrealized loss	(347,480)
Net increase in net assets resulting from operations	$497,992

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$845,472	$1,380,538
Net realized gain on investments	9,038,604	7,319,617
Net change in unrealized appreciation (depreciation) on investments	(9,386,084)	(6,377,523)
Net increase in net assets resulting from operations	497,992	2,322,632

Distributions to shareholders:
Investor Class	(4,528,074)	(6,119,772)
Class A	(1,009,716)	(795,613)
Class C	(579,599)	(516,440)
Class H	(180,801)	(157,306)
Total distributions to shareholders	(6,298,190)	(7,589,131)

Capital share transactions:
Proceeds from sale of shares
Investor Class	30,668,858	79,518,264
Class A	1,318,675	2,870,632
Class C	190,577	258,817
Class H	507,400	506,704
Distributions reinvested
Investor Class	4,402,722	6,019,493
Class A	991,237	773,384
Class C	568,974	506,935
Class H	180,564	154,590
Cost of shares redeemed
Investor Class	(45,479,254)	(86,456,869)
Class A	(2,493,154)	(3,292,719)
Class C	(1,917,191)	(1,983,481)
Class H	(896,056)	(1,211,992)
Net decrease from capital share transactions	(11,956,648)	(2,336,242)
Net decrease in net assets	(17,756,846)	(7,602,741)

Net assets:
Beginning of year	78,850,138	86,452,879
End of year	$61,093,292	$78,850,138

Capital share activity:
Shares sold
Investor Class	565,331	1,362,299
Class A	28,215	54,959
Class C	5,111	6,490
Class H	11,051	10,521
Shares issued from reinvestment of distributions
Investor Class	90,183	106,502
Class A	23,943	15,803
Class C	19,294	13,772
Class H	4,662	3,349
Shares redeemed
Investor Class	(838,002)	(1,488,436)
Class A	(55,030)	(65,081)
Class C	(56,953)	(49,841)
Class H	(20,051)	(25,191)
Net decrease in shares	(222,246)	(54,854)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$57.24	$60.53	$66.72	$52.88	$59.56
Income (loss) from investment operations:
Net investment income (loss)[a]	.75	.97	.66	.70	.72
Net gain (loss) on investments (realized and unrealized)	.35 [d]	(.17)[e]	2.18	18.44	(5.71)
Total from investment operations	1.10	.80	2.84	19.14	(4.99)
Less distributions from:
Net investment income	(.88)	(.62)	(.62)	(.73)	(.77)
Net realized gains	(4.75)	(3.47)	(8.41)	(4.57)	(.92)
Total distributions	(5.63)	(4.09)	(9.03)	(5.30)	(1.69)
Net asset value, end of period	$52.71	$57.24	$60.53	$66.72	$52.88

Total Return	2.71%	1.40%	4.89%	36.78%	(8.81%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,221	$62,816	$67,612	$83,023	$79,890
Ratios to average net assets:
Net investment income (loss)	1.39%	1.65%	1.01%	1.12%	1.17%
Total expenses	1.43%	1.39%	1.36%	1.45%	1.47%
Net expenses[b]	1.40%	1.39%	1.36%	1.45%	1.47%
Portfolio turnover rate	43%	79%	60%	38%	59%

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$49.52	$53.05	$59.72	$47.88	$54.21
Income (loss) from investment operations:
Net investment income (loss)[a]	.54	.68	.44	.50	.51
Net gain (loss) on investments (realized and unrealized)	.23 [d]	(.12)[e]	1.92	16.64	(5.15)
Total from investment operations	.77	.56	2.36	17.14	(4.64)
Less distributions from:
Net investment income	(.88)	(.62)	(.62)	(.73)	(.77)
Net realized gains	(4.75)	(3.47)	(8.41)	(4.57)	(.92)
Total distributions	(5.63)	(4.09)	(9.03)	(5.30)	(1.69)
Net asset value, end of period	$44.66	$49.52	$53.05	$59.72	$47.88

Total Return[c]	2.46%	1.13%	4.65%	36.43%	(9.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,393	$9,449	$9,820	$10,751	$8,561
Ratios to average net assets:
Net investment income (loss)	1.15%	1.34%	0.76%	0.89%	0.92%
Total expenses	1.68%	1.64%	1.61%	1.69%	1.72%
Net expenses[b]	1.65%	1.64%	1.61%	1.69%	1.72%
Portfolio turnover rate	43%	79%	60%	38%	59%

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$37.17	$41.14	$48.68	$40.08	$45.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	.22	—	.06	.08
Net gain (loss) on investments (realized and unrealized)	.07 [d]	(.10)[e]	1.49	13.84	(4.29)
Total from investment operations	.20	.12	1.49	13.90	(4.21)
Less distributions from:
Net investment income	(.88)	(.62)	(.62)	(.73)	(.77)
Net realized gains	(4.75)	(3.47)	(8.41)	(4.57)	(.92)
Total distributions	(5.63)	(4.09)	(9.03)	(5.30)	(1.69)
Net asset value, end of period	$31.74	$37.17	$41.14	$48.68	$40.08

Total Return[c]	1.70%	0.37%	3.87%	35.40%	(9.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,103	$4,845	$6,578	$9,035	$9,816
Ratios to average net assets:
Net investment income (loss)	0.38%	0.56%	—	0.12%	0.16%
Total expenses	2.43%	2.39%	2.36%	2.45%	2.47%
Net expenses[b]	2.40%	2.39%	2.36%	2.45%	2.47%
Portfolio turnover rate	43%	79%	60%	38%	59%

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$46.71	$50.27	$57.06	$45.93	$52.07
Income (loss) from investment operations:
Net investment income (loss)[a]	.50	.62	.38	.49	.46
Net gain (loss) on investments (realized and unrealized)	.20 [d]	(.09)[e]	1.86	15.94	(4.91)
Total from investment operations	.70	.53	2.24	16.43	(4.45)
Less distributions from:
Net investment income	(.88)	(.62)	(.62)	(.73)	(.77)
Net realized gains	(4.75)	(3.47)	(8.41)	(4.57)	(.92)
Total distributions	(5.63)	(4.09)	(9.03)	(5.30)	(1.69)
Net asset value, end of period	$41.78	$46.71	$50.27	$57.06	$45.93

Total Return	2.45%	1.14%	4.65%	36.43%	(9.05%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,376	$1,741	$2,443	$5,601	$4,284
Ratios to average net assets:
Net investment income (loss)	1.15%	1.28%	0.68%	0.90%	0.86%
Total expenses	1.68%	1.64%	1.61%	1.69%	1.72%
Net expenses[b]	1.65%	1.64%	1.61%	1.69%	1.72%
Portfolio turnover rate	43%	79%	60%	38%	59%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the Reporting Period, Electronics Fund Investor Class returned 43.79%, compared with the S&P 500 Index, which returned 29.88%. The S&P 500 Information Technology Index returned 46.01%.

The industries that contributed the most to performance were semiconductors and semiconductor materials & equipment. No industry detracted from performance.

The holdings that contributed the most to performance were NVIDIA Corp., Broadcom, Inc., and Advanced Micro Devices, Inc. Those that detracted the most were SolarEdge Technologies, Inc., Enphase Energy, Inc., and Wolfspeed, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Class A	September 1, 2004
Class C	March 26, 2001
Class H	April 2, 1998

Ten Largest Holdings	% of Total Net Assets
NVIDIA Corp.	15.2%
Broadcom, Inc.	7.9%
Advanced Micro Devices, Inc.	5.3%
Intel Corp.	4.4%
QUALCOMM, Inc.	4.4%
Applied Materials, Inc.	4.3%
Texas Instruments, Inc.	4.1%
Micron Technology, Inc.	4.1%
Lam Research Corp.	3.7%
Analog Devices, Inc.	3.2%
Top Ten Total	56.6%

“Ten Largest Holdings” excludes any temporary cash investments.

42 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Shares	43.79%	28.68%	21.53%
Class A Shares	43.45%	28.36%	21.24%
Class A Shares with sales charge†	36.63%	27.12%	20.65%
Class C Shares	42.38%	27.40%	20.33%
Class C Shares with CDSC‡	41.38%	27.40%	20.33%
Class H Shares**	43.44%	28.36%	21.19%
S&P 500 Information Technology Index	46.01%	25.39%	21.97%
S&P 500 Index	29.88%	15.05%	12.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and Class A shares only; performance for Class C and Class H shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into Class H shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	March 31, 2024
ELECTRONICS FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Semiconductors - 93.6%
NVIDIA Corp.	15,850	$14,321,426
Broadcom, Inc.	5,601	7,423,621
Advanced Micro Devices, Inc.*	27,454	4,955,172
Intel Corp.	93,983	4,151,229
QUALCOMM, Inc.	24,501	4,148,019
Applied Materials, Inc.	19,626	4,047,470
Texas Instruments, Inc.	22,235	3,873,559
Micron Technology, Inc.	32,672	3,851,702
Lam Research Corp.	3,590	3,487,936
Analog Devices, Inc.	15,468	3,059,416
KLA Corp.	4,276	2,987,085
Marvell Technology, Inc.	31,396	2,225,348
NXP Semiconductor N.V.	8,445	2,092,418
Microchip Technology, Inc.	22,922	2,056,333
ASML Holding N.V. — Class G	1,785	1,732,289
Monolithic Power Systems, Inc.	2,334	1,581,098
ON Semiconductor Corp.*	21,353	1,570,513
Taiwan Semiconductor Manufacturing Company Ltd. ADR	10,632	1,446,484
Entegris, Inc.	9,916	1,393,595
Teradyne, Inc.	11,584	1,307,023
Skyworks Solutions, Inc.	11,956	1,295,074
Qorvo, Inc.*	8,828	1,013,719
Lattice Semiconductor Corp.*	12,349	966,062
MKS Instruments, Inc.	6,925	921,025
STMicroelectronics N.V. — Class Y1	21,147	914,396
United Microelectronics Corp. ADR[1]	111,835	904,745
Kulicke & Soffa Industries, Inc.	17,900	900,549
ASE Technology Holding Company Ltd. ADR	78,800	866,012
Rambus, Inc.*	12,476	771,142
MACOM Technology Solutions Holdings, Inc.*	7,435	711,083
Cirrus Logic, Inc.*	7,366	681,797
GLOBALFOUNDRIES, Inc.*,1	12,123	631,730
Silicon Laboratories, Inc.*	4,276	614,547
Amkor Technology, Inc.	18,391	592,926
Wolfspeed, Inc.*	20,058	591,711
Power Integrations, Inc.	8,200	586,710
Axcelis Technologies, Inc.*	5,061	564,403
Synaptics, Inc.*	5,728	558,824
Diodes, Inc.*	7,601	535,871
Impinj, Inc.*	3,570	458,424
Semtech Corp.*	16,419	451,358
Allegro MicroSystems, Inc.*	15,497	417,799
Ambarella, Inc.*	7,837	397,885
Aehr Test Systems*	12,300	152,520
Total Semiconductors		88,212,048

Energy-Alternate Sources - 4.7%
First Solar, Inc.*	7,807	1,317,822
Enphase Energy, Inc.*	9,808	1,186,572
SolarEdge Technologies, Inc.*	15,399	1,093,021
Canadian Solar, Inc.*,1	43,490	859,362
Total Energy-Alternate Sources		4,456,777

Electrical Components & Equipment - 0.9%
Universal Display Corp.	4,934	831,132

Telecommunications - 0.5%
Credo Technology Group Holding Ltd.*	23,609	500,275

Total Common Stocks
(Cost $45,702,032)		94,000,232

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$248,367	248,367
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	95,525	95,525
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	86,586	86,586
Total Repurchase Agreements
(Cost $430,478)		430,478

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.6%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[4]	2,421,986	2,421,986
Total Securities Lending Collateral
(Cost $2,421,986)		2,421,986

Total Investments - 102.8%
(Cost $48,554,496)		$96,852,696
Other Assets & Liabilities, net - (2.8)%		(2,617,594)
Total Net Assets - 100.0%		$94,235,102

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
ELECTRONICS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2024.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$94,000,232	$—	$—	$94,000,232
Repurchase Agreements	—	430,478	—	430,478
Securities Lending Collateral	2,421,986	—	—	2,421,986
Total Assets	$96,422,218	$430,478	$—	$96,852,696

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $2,299,497 of securities loaned (cost $48,124,018)	$96,422,218
Repurchase agreements, at value (cost $430,478)	430,478
Cash	31,035
Receivables:
Fund shares sold	108,434
Dividends	30,536
Securities lending income	2,440
Interest	254
Total assets	97,025,395

Liabilities:
Payable for:
Return of securities lending collateral	2,421,986
Fund shares redeemed	198,813
Management fees	66,215
Transfer agent fees	33,388
Portfolio accounting and administration fees	7,985
Distribution and service fees	3,636
Trustees’ fees*	738
Miscellaneous	57,532
Total liabilities	2,790,293
Net assets	$94,235,102

Net assets consist of:
Paid in capital	$51,522,545
Total distributable earnings (loss)	42,712,557
Net assets	$94,235,102

Investor Class:
Net assets	$82,054,635
Capital shares outstanding	194,210
Net asset value per share	$422.50

Class A:
Net assets	$7,634,681
Capital shares outstanding	19,866
Net asset value per share	$384.31
Maximum offering price per share (Net asset value divided by 95.25%)	$403.48

Class C:
Net assets	$1,747,872
Capital shares outstanding	5,370
Net asset value per share	$325.49

Class H:
Net assets	$2,797,914
Capital shares outstanding	7,514
Net asset value per share	$372.36

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $7,565)	$836,059
Interest	27,753
Income from securities lending, net	22,359
Total investment income	886,171

Expenses:
Management fees	674,669
Distribution and service fees:
Class A	15,271
Class C	13,847
Class H	8,603
Transfer agent fees	170,877
Portfolio accounting and administration fees	120,992
Registration fees	63,227
Professional fees	39,734
Trustees’ fees*	11,768
Custodian fees	10,929
Miscellaneous	40,405
Total expenses	1,170,322
Less:
Expenses reimbursed by Adviser	(25,795)
Net expenses	1,144,527
Net investment loss	(258,356)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,298,068
Net realized gain	2,298,068
Net change in unrealized appreciation (depreciation) on:
Investments	25,104,892
Net change in unrealized appreciation (depreciation)	25,104,892
Net realized and unrealized gain	27,402,960
Net increase in net assets resulting from operations	$27,144,604

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(258,356)	$(82,834)
Net realized gain (loss) on investments	2,298,068	(400,879)
Net change in unrealized appreciation (depreciation) on investments	25,104,892	(329,138)
Net increase (decrease) in net assets resulting from operations	27,144,604	(812,851)

Capital share transactions:
Proceeds from sale of shares
Investor Class	117,824,436	64,807,683
Class A	3,569,727	2,458,522
Class C	870,356	644,277
Class H	1,607,175	4,876,943
Cost of shares redeemed
Investor Class	(101,602,963)	(83,230,672)
Class A	(4,009,456)	(5,039,489)
Class C	(848,357)	(1,075,489)
Class H	(5,124,430)	(1,279,413)
Net increase (decrease) from capital share transactions	12,286,488	(17,837,638)
Net increase (decrease) in net assets	39,431,092	(18,650,489)

Net assets:
Beginning of year	54,804,010	73,454,499
End of year	$94,235,102	$54,804,010

Capital share activity:
Shares sold
Investor Class	369,137	248,810
Class A	12,025	10,279
Class C	3,332	3,082
Class H	5,523	19,796
Shares redeemed
Investor Class	(318,257)	(304,912)
Class A	(13,692)	(20,454)
Class C	(3,413)	(5,309)
Class H	(19,867)	(5,543)
Net increase (decrease) in shares	34,788	(54,251)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$293.83	$304.55	$281.78	$137.65	$126.31
Income (loss) from investment operations:
Net investment income (loss)[a]	(.90)	(.35)	(1.59)	(.71)	— [d]
Net gain (loss) on investments (realized and unrealized)	129.57	(10.37)	35.88	150.08	11.35
Total from investment operations	128.67	(10.72)	34.29	149.37	11.35
Less distributions from:
Net investment income	—	—	—	—	(.01)
Net realized gains	—	—	(11.52)	(5.24)	—
Total distributions	—	—	(11.52)	(5.24)	(.01)
Net asset value, end of period	$422.50	$293.83	$304.55	$281.78	$137.65

Total Return	43.79%	(3.52%)	11.63%	109.05%	8.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$82,055	$42,114	$60,738	$55,324	$38,634
Ratios to average net assets:
Net investment income (loss)	(0.27%)	(0.14%)	(0.51%)	(0.33%)	— [e]
Total expenses	1.43%	1.39%	1.36%	1.44%	1.48%
Net expenses[b]	1.39%	1.39%	1.36%	1.44%	1.48%
Portfolio turnover rate	96%	147%	281%	163%	265%

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$267.90	$278.40	$259.00	$127.06	$116.88
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.69)	(.95)	(2.15)	(1.15)	(.31)
Net gain (loss) on investments (realized and unrealized)	118.10	(9.55)	33.07	138.33	10.50
Total from investment operations	116.41	(10.50)	30.92	137.18	10.19
Less distributions from:
Net investment income	—	—	—	—	(.01)
Net realized gains	—	—	(11.52)	(5.24)	—
Total distributions	—	—	(11.52)	(5.24)	(.01)
Net asset value, end of period	$384.31	$267.90	$278.40	$259.00	$127.06

Total Return[c]	43.45%	(3.77%)	11.35%	108.53%	8.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,635	$5,769	$8,827	$5,156	$2,120
Ratios to average net assets:
Net investment income (loss)	(0.56%)	(0.41%)	(0.76%)	(0.58%)	(0.23%)
Total expenses	1.68%	1.64%	1.61%	1.69%	1.73%
Net expenses[b]	1.65%	1.64%	1.61%	1.69%	1.73%
Portfolio turnover rate	96%	147%	281%	163%	265%

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$228.60	$239.35	$225.59	$111.87	$103.69
Income (loss) from investment operations:
Net investment income (loss)[a]	(3.35)	(2.30)	(3.58)	(2.32)	(1.14)
Net gain (loss) on investments (realized and unrealized)	100.24	(8.45)	28.86	121.28	9.33
Total from investment operations	96.89	(10.75)	25.28	118.96	8.19
Less distributions from:
Net investment income	—	—	—	—	(.01)
Net realized gains	—	—	(11.52)	(5.24)	—
Total distributions	—	—	(11.52)	(5.24)	(.01)
Net asset value, end of period	$325.49	$228.60	$239.35	$225.59	$111.87

Total Return[c]	42.38%	(4.49%)	10.51%	106.98%	7.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,748	$1,246	$1,838	$2,987	$1,701
Ratios to average net assets:
Net investment income (loss)	(1.31%)	(1.16%)	(1.48%)	(1.34%)	(0.96%)
Total expenses	2.43%	2.39%	2.36%	2.44%	2.48%
Net expenses[b]	2.40%	2.39%	2.36%	2.44%	2.48%
Portfolio turnover rate	96%	147%	281%	163%	265%

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$259.59	$269.75	$251.22	$123.34	$113.47
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.56)	(.97)	(2.32)	(1.23)	(.30)
Net gain (loss) on investments (realized and unrealized)	114.33	(9.19)	32.37	134.35	10.18
Total from investment operations	112.77	(10.16)	30.05	133.12	9.88
Less distributions from:
Net investment income	—	—	—	—	(.01)
Net realized gains	—	—	(11.52)	(5.24)	—
Total distributions	—	—	(11.52)	(5.24)	(.01)
Net asset value, end of period	$372.36	$259.59	$269.75	$251.22	$123.34

Total Return	43.44%	(3.77%)	11.35%	108.53%	8.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,798	$5,674	$2,051	$8,383	$2,142
Ratios to average net assets:
Net investment income (loss)	(0.56%)	(0.43%)	(0.85%)	(0.60%)	(0.22%)
Total expenses	1.68%	1.64%	1.60%	1.67%	1.73%
Net expenses[b]	1.65%	1.64%	1.60%	1.67%	1.73%
Portfolio turnover rate	96%	147%	281%	163%	265%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Less than $0.01 per share.
[e]	Less than 0.01% or (0.01%)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal, and alternative sources of energy (“Energy Companies”).

For the Reporting Period, Energy Fund Investor Class returned 18.30%, compared with the S&P 500 Index, which returned 29.88%. The S&P 500 Energy Index returned 17.67%.

The industries that contributed the most to performance were oil & gas exploration & production, oil & gas storage & transportation, and oil & gas equipment & services. Those that detracted the most were semiconductor materials & equipment, electrical components & equipment, and semiconductors.

The holdings that contributed the most to performance were Phillips 66, Petroleo Brasileiro S.A. ADR, and Marathon Petroleum Corp. Those that detracted the most were SolarEdge Technologies, Inc., Enphase Energy, Inc., and Plug Power, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 21, 1998
Class A	September 1, 2004
Class C	April 19, 2001
Class H	May 5, 1998

Ten Largest Holdings	% of Total Net Assets
Exxon Mobil Corp.	6.3%
Chevron Corp.	4.8%
ConocoPhillips	3.7%
Schlumberger N.V.	2.6%
Marathon Petroleum Corp.	2.5%
EOG Resources, Inc.	2.5%
Phillips 66	2.4%
Pioneer Natural Resources Co.	2.3%
Valero Energy Corp.	2.2%
Williams Companies, Inc.	2.0%
Top Ten Total	31.3%

“Ten Largest Holdings” excludes any temporary cash investments.

50 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Class Shares	18.30%	8.72%	(0.99%)
Class A Shares	18.02%	8.45%	(1.22%)
Class A Shares with sales charge†	12.41%	7.40%	(1.70%)
Class C Shares	17.14%	7.64%	(1.97%)
Class C Shares with CDSC‡	16.14%	7.64%	(1.97%)
Class H Shares**	18.02%	8.43%	(1.28%)
S&P 500 Energy Index	17.67%	12.86%	4.74%
S&P 500 Index	29.88%	15.05%	12.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and Class A shares only; performance for Class C and Class H shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into Class H shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS	March 31, 2024
ENERGY FUND

	Shares	Value
COMMON STOCKS† - 99.2%

Oil & Gas - 65.7%
Exxon Mobil Corp.	18,193	$2,114,754
Chevron Corp.	10,155	1,601,850
ConocoPhillips	9,674	1,231,307
Marathon Petroleum Corp.	4,182	842,673
EOG Resources, Inc.	6,584	841,699
Phillips 66	5,023	820,457
Pioneer Natural Resources Co.	2,915	765,187
Valero Energy Corp.	4,376	746,939
Hess Corp.	4,238	646,888
Occidental Petroleum Corp.	9,671	628,518
Diamondback Energy, Inc.	2,946	583,809
Devon Energy Corp.	11,037	553,837
Shell plc ADR	7,575	507,828
BP plc ADR	12,833	483,547
Coterra Energy, Inc. — Class A	15,738	438,775
Canadian Natural Resources Ltd.	5,608	428,003
Marathon Oil Corp.	14,393	407,898
Cenovus Energy, Inc.	19,282	385,447
Petroleo Brasileiro S.A. ADR	25,324	385,178
Equities Corp.	10,265	380,524
Suncor Energy, Inc.	10,259	378,660
Ovintiv, Inc.	6,968	361,639
Permian Resources Corp.	18,928	334,268
Chesapeake Energy Corp.[1]	3,706	329,204
APA Corp.	9,373	322,244
HF Sinclair Corp.	4,929	297,564
Southwestern Energy Co.*	37,563	284,728
Antero Resources Corp.*	9,733	282,257
Range Resources Corp.	8,007	275,681
Equinor ASA ADR[1]	10,118	273,490
Civitas Resources, Inc.	3,569	270,923
Chord Energy Corp.	1,486	264,865
Matador Resources Co.	3,847	256,864
Murphy Oil Corp.	5,536	252,995
SM Energy Co.	4,760	237,286
PBF Energy, Inc. — Class A	4,110	236,613
Noble Corporation plc	4,766	231,103
Weatherford International plc*	1,923	221,953
Magnolia Oil & Gas Corp. — Class A	8,416	218,395
Valaris Ltd.*	2,846	214,190
Patterson-UTI Energy, Inc.	16,858	201,284
Northern Oil and Gas, Inc.	4,685	185,901
Transocean Ltd.*	29,534	185,473
California Resources Corp.	3,356	184,916
Helmerich & Payne, Inc.	4,394	184,812
CNX Resources Corp.*	7,785	184,660
Kosmos Energy Ltd.*	26,675	158,983
Callon Petroleum Co.*	4,075	145,722
Delek US Holdings, Inc.	4,591	141,127
Comstock Resources, Inc.[1]	9,830	91,222
Total Oil & Gas		22,004,140

Pipelines - 14.3%
Williams Companies, Inc.	17,568	684,625
ONEOK, Inc.	8,219	658,917
Cheniere Energy, Inc.	3,631	585,608
Kinder Morgan, Inc.	31,195	572,116
Targa Resources Corp.	4,344	486,484
Enbridge, Inc.	11,641	421,171
TC Energy Corp.	7,278	292,576
Golar LNG Ltd.	10,506	252,774
DT Midstream, Inc.	3,856	235,602
Equitrans Midstream Corp.	18,281	228,330
Pembina Pipeline Corp.	6,337	223,950
New Fortress Energy, Inc.	4,851	148,392
Total Pipelines		4,790,545

Oil & Gas Services - 9.7%
Schlumberger N.V.	15,879	870,328
Baker Hughes Co.	16,995	569,332
Halliburton Co.	14,055	554,048
TechnipFMC plc	13,890	348,778
NOV, Inc.	13,930	271,914
ChampionX Corp.	7,265	260,741
Tidewater, Inc.*	2,233	205,436
Liberty Energy, Inc. — Class A	7,760	160,787
Total Oil & Gas Services		3,241,364

Energy-Alternate Sources - 4.6%
SolarEdge Technologies, Inc.*	5,867	416,440
First Solar, Inc.*	2,352	397,017
Enphase Energy, Inc.*	2,952	357,133
Sunrun, Inc.*	12,485	164,552
Green Plains, Inc.*	5,101	117,935
Plug Power, Inc.*,1	24,411	83,974
Total Energy-Alternate Sources		1,537,051

Mining - 1.5%
Cameco Corp.	8,485	367,570
Uranium Energy Corp.*	22,212	149,931
Total Mining		517,501

Transportation - 1.4%
Scorpio Tankers, Inc.	3,472	248,422
Frontline plc	9,724	227,347
Total Transportation		475,769

Metal Fabricate & Hardware - 0.7%
Tenaris S.A. ADR	6,365	249,954

Coal - 0.7%
Peabody Energy Corp.[1]	6,277	152,280
CONSOL Energy, Inc.	1,095	91,717
Total Coal		243,997

Retail - 0.6%
Murphy USA, Inc.	491	205,827

Total Common Stocks
(Cost $16,694,732)		33,266,148

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
ENERGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$110,982	$110,982
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	42,686	42,686
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	38,691	38,691
Total Repurchase Agreements
(Cost $192,359)		192,359

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.5%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[4]	506,774	506,774
Total Securities Lending Collateral
(Cost $506,774)		$506,774

Total Investments - 101.3%
(Cost $17,393,865)		$33,965,281
Other Assets & Liabilities, net - (1.3)%		(443,127)
Total Net Assets - 100.0%		$33,522,154

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2024.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$33,266,148	$—	$—	$33,266,148
Repurchase Agreements	—	192,359	—	192,359
Securities Lending Collateral	506,774	—	—	506,774
Total Assets	$33,772,922	$192,359	$—	$33,965,281

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $485,516 of securities loaned (cost $17,201,506)	$33,772,922
Repurchase agreements, at value (cost $192,359)	192,359
Cash	9,196
Receivables:
Fund shares sold	113,640
Dividends	18,808
Securities lending income	395
Interest	113
Total assets	34,107,433

Liabilities:
Payable for:
Return of securities lending collateral	506,774
Management fees	21,114
Transfer agent fees	13,328
Fund shares redeemed	8,535
Distribution and service fees	2,741
Portfolio accounting and administration fees	2,546
Trustees’ fees*	383
Miscellaneous	29,858
Total liabilities	585,279
Net assets	$33,522,154

Net assets consist of:
Paid in capital	$34,292,440
Total distributable earnings (loss)	(770,286)
Net assets	$33,522,154

Investor Class:
Net assets	$24,579,467
Capital shares outstanding	86,728
Net asset value per share	$283.41

Class A:
Net assets	$4,413,808
Capital shares outstanding	17,032
Net asset value per share	$259.15
Maximum offering price per share (Net asset value divided by 95.25%)	$272.07

Class C:
Net assets	$1,885,406
Capital shares outstanding	8,735
Net asset value per share	$215.84

Class H:
Net assets	$2,643,473
Capital shares outstanding	10,566
Net asset value per share	$250.19

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $18,039)	$1,379,932
Interest	9,539
Income from securities lending, net	5,948
Total investment income	1,395,419

Expenses:
Management fees	360,371
Distribution and service fees:
Class A	10,808
Class C	21,496
Class H	4,339
Transfer agent fees	94,390
Portfolio accounting and administration fees	64,624
Registration fees	53,484
Professional fees	16,884
Trustees’ fees*	9,204
Custodian fees	6,089
Line of credit fees	259
Miscellaneous	7,045
Total expenses	648,993
Less:
Expenses reimbursed by Adviser	(14,678)
Net expenses	634,315
Net investment income	761,104

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,149,054
Net realized gain	10,149,054
Net change in unrealized appreciation (depreciation) on:
Investments	(8,687,737)
Net change in unrealized appreciation (depreciation)	(8,687,737)
Net realized and unrealized gain	1,461,317
Net increase in net assets resulting from operations	$2,222,421

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$761,104	$2,624,759
Net realized gain on investments	10,149,054	1,513,188
Net change in unrealized appreciation (depreciation) on investments	(8,687,737)	(3,129,366)
Net increase in net assets resulting from operations	2,222,421	1,008,581

Distributions to shareholders:
Investor Class	(1,379,867)	(1,959,102)
Class A	(122,041)	(135,857)
Class C	(71,490)	(93,199)
Class H	(36,889)	(44,531)
Total distributions to shareholders	(1,610,287)	(2,232,689)

Capital share transactions:
Proceeds from sale of shares
Investor Class	231,819,975	407,488,224
Class A	2,695,528	3,874,977
Class C	752,936	2,397,625
Class H	5,454,292	6,210,390
Distributions reinvested
Investor Class	1,308,347	1,886,962
Class A	117,682	123,065
Class C	69,867	90,710
Class H	36,342	44,038
Cost of shares redeemed
Investor Class	(272,676,183)	(401,744,251)
Class A	(3,672,418)	(3,229,120)
Class C	(1,516,746)	(1,613,288)
Class H	(4,148,511)	(6,982,117)
Net increase (decrease) from capital share transactions	(39,758,889)	8,547,215
Net increase (decrease) in net assets	(39,146,755)	7,323,107

Net assets:
Beginning of year	72,668,909	65,345,802
End of year	$33,522,154	$72,668,909

Capital share activity:
Shares sold
Investor Class	869,045	1,598,042
Class A	11,283	16,517
Class C	3,642	11,680
Class H	22,654	27,295
Shares issued from reinvestment of distributions
Investor Class	5,398	7,383
Class A	531	524
Class C	377	456
Class H	170	194
Shares redeemed
Investor Class	(1,048,889)	(1,584,347)
Class A	(15,653)	(14,291)
Class C	(7,663)	(8,415)
Class H	(17,865)	(31,583)
Net increase (decrease) in shares	(176,970)	23,455

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]
Per Share Data
Net asset value, beginning of period	$246.39	$239.96	$152.94	$81.74	$204.01
Income (loss) from investment operations:
Net investment income (loss)[a]	4.93	7.06	3.62	1.44	2.91
Net gain (loss) on investments (realized and unrealized)	38.98	6.01 [e]	84.29	72.59	(123.74)
Total from investment operations	43.91	13.07	87.91	74.03	(120.83)
Less distributions from:
Net investment income	(6.89)	(6.64)	(.89)	(2.83)	(1.44)
Total distributions	(6.89)	(6.64)	(.89)	(2.83)	(1.44)
Net asset value, end of period	$283.41	$246.39	$239.96	$152.94	$81.74

Total Return	18.30%	5.34%	57.65%	91.43%	(59.61%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,579	$64,350	$57,612	$18,220	$4,216
Ratios to average net assets:
Net investment income (loss)	1.91%	2.79%	1.99%	2.02%	1.65%
Total expenses	1.45%	1.39%	1.36%	1.42%	1.48%
Net expenses[b]	1.41%	1.39%	1.36%	1.42%	1.48%
Portfolio turnover rate	500%	363%	382%	939%	428%

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]
Per Share Data
Net asset value, beginning of period	$226.42	$221.55	$141.62	$76.01	$190.30
Income (loss) from investment operations:
Net investment income (loss)[a]	3.80	5.79	2.67	1.00	2.46
Net gain (loss) on investments (realized and unrealized)	35.82	5.72 [e]	78.15	67.44	(115.31)
Total from investment operations	39.62	11.51	80.82	68.44	(112.85)
Less distributions from:
Net investment income	(6.89)	(6.64)	(.89)	(2.83)	(1.44)
Total distributions	(6.89)	(6.64)	(.89)	(2.83)	(1.44)
Net asset value, end of period	$259.15	$226.42	$221.55	$141.62	$76.01

Total Return[c]	18.02%	5.08%	57.25%	90.89%	(59.69%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,414	$4,726	$4,015	$2,214	$985
Ratios to average net assets:
Net investment income (loss)	1.61%	2.48%	1.60%	1.60%	1.50%
Total expenses	1.68%	1.64%	1.61%	1.68%	1.73%
Net expenses[b]	1.65%	1.64%	1.61%	1.68%	1.73%
Portfolio turnover rate	500%	363%	382%	939%	428%

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]
Per Share Data
Net asset value, beginning of period	$191.16	$189.40	$122.07	$66.27	$167.39
Income (loss) from investment operations:
Net investment income (loss)[a]	1.68	3.61	1.32	.56	1.08
Net gain (loss) on investments (realized and unrealized)	29.89	4.79 [e]	66.90	58.07	(100.76)
Total from investment operations	31.57	8.40	68.22	58.63	(99.68)
Less distributions from:
Net investment income	(6.89)	(6.64)	(.89)	(2.83)	(1.44)
Total distributions	(6.89)	(6.64)	(.89)	(2.83)	(1.44)
Net asset value, end of period	$215.84	$191.16	$189.40	$122.07	$66.27

Total Return[c]	17.14%	4.29%	56.07%	89.48%	(60.01%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,885	$2,366	$1,640	$746	$432
Ratios to average net assets:
Net investment income (loss)	0.84%	1.82%	0.91%	1.05%	0.76%
Total expenses	2.43%	2.39%	2.36%	2.44%	2.48%
Net expenses[b]	2.40%	2.39%	2.36%	2.44%	2.48%
Portfolio turnover rate	500%	363%	382%	939%	428%

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]
Per Share Data
Net asset value, beginning of period	$218.83	$214.30	$137.02	$73.61	$184.50
Income (loss) from investment operations:
Net investment income (loss)[a]	2.97	5.41	2.80	1.06	1.92
Net gain (loss) on investments (realized and unrealized)	35.28	5.76 [e]	75.37	65.18	(111.37)
Total from investment operations	38.25	11.17	78.17	66.24	(109.45)
Less distributions from:
Net investment income	(6.89)	(6.64)	(.89)	(2.83)	(1.44)
Total distributions	(6.89)	(6.64)	(.89)	(2.83)	(1.44)
Net asset value, end of period	$250.19	$218.83	$214.30	$137.02	$73.61

Total Return	18.02%	5.08%	57.25%	90.87%	(59.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,643	$1,227	$2,079	$1,578	$646
Ratios to average net assets:
Net investment income (loss)	1.28%	2.40%	1.73%	1.60%	1.25%
Total expenses	1.68%	1.65%	1.61%	1.68%	1.72%
Net expenses[b]	1.65%	1.65%	1.61%	1.68%	1.72%
Portfolio turnover rate	500%	363%	382%	939%	428%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:3 reverse share split effective August 10, 2020.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

For the Reporting Period, Energy Services Fund Investor Class returned 25.37%, compared with the S&P 500 Index, which returned 29.88%. The S&P 500 Energy Index returned 17.67%.

The industries that contributed the most to performance were oil & gas equipment & services and oil & gas drilling. No industry detracted from performance.

The holdings that contributed the most to performance were Weatherford International Plc, TechnipFMC Plc, and Tidewater, Inc. Those that detracted the most were ProFac Holding Corp. – Class A, Nabors Industries Ltd., and Nine Energy Services, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Class A	September 1, 2004
Class C	March 30, 2001
Class H	April 2, 1998

Ten Largest Holdings	% of Total Net Assets
Schlumberger N.V.	13.6%
Baker Hughes Co.	8.9%
Halliburton Co.	8.6%
NOV, Inc.	4.2%
TechnipFMC plc	4.1%
ChampionX Corp.	4.1%
Weatherford International plc	4.0%
Noble Corporation plc	3.6%
Transocean Ltd.	3.4%
Tidewater, Inc.	3.4%
Top Ten Total	57.9%

“Ten Largest Holdings” excludes any temporary cash investments.

58 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Shares	25.37%	(0.67%)	(11.25%)
Class A Shares	25.07%	(0.92%)	(11.47%)
Class A Shares with sales charge†	19.13%	(1.88%)	(11.90%)
Class C Shares	24.12%	(1.66%)	(12.13%)
Class C Shares with CDSC‡	23.12%	(1.66%)	(12.13%)
Class H Shares **	25.07%	(0.88%)	(11.51%)
S&P 500 Energy Index	17.67%	12.86%	4.74%
S&P 500 Index	29.88%	15.05%	12.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and Class A shares only; performance for Class C and Class H shares will vary due to differences in fee structures

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into Class H shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS	March 31, 2024
ENERGY SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Oil & Gas Services - 66.2%
Schlumberger N.V.	36,699	$2,011,472
Baker Hughes Co.	39,276	1,315,746
Halliburton Co.	32,481	1,280,401
NOV, Inc.	32,195	628,446
TechnipFMC plc	24,527	615,873
ChampionX Corp.	16,793	602,701
Tidewater, Inc.*	5,419	498,548
Archrock, Inc.	20,823	409,589
Liberty Energy, Inc. — Class A	17,931	371,530
Oceaneering International, Inc.*	15,048	352,123
Expro Group Holdings N.V.*	15,288	305,301
Helix Energy Solutions Group, Inc.*	26,538	287,672
Atlas Energy Solutions, Inc.	12,068	272,978
US Silica Holdings, Inc.*	17,315	214,879
ProPetro Holding Corp.*	24,087	194,623
RPC, Inc.	24,451	189,251
Core Laboratories, Inc.	10,245	174,985
ProFrac Holding Corp. - Class A*	11,670	97,561
Total Oil & Gas Services		9,823,679

Oil & Gas - 27.3%
Weatherford International plc*	5,173	597,068
Noble Corporation plc	11,017	534,214
Transocean Ltd.*	79,421	498,764
Valaris Ltd.*	6,574	494,759
Patterson-UTI Energy, Inc.	38,962	465,206
Helmerich & Payne, Inc.	10,158	427,245
Seadrill Ltd.*	7,347	369,554
Borr Drilling Ltd.*	45,915	314,518
Diamond Offshore Drilling, Inc.*	19,673	268,340
Nabors Industries Ltd.*	982	84,580
Total Oil & Gas		4,054,248

Machinery-Diversified - 3.0%
Cactus, Inc. — Class A	8,886	445,100

Metal Fabricate & Hardware - 2.9%
Tenaris S.A. ADR	10,882	427,336

Total Common Stocks
(Cost $8,193,588)		14,750,363

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 0.6%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$50,565	50,565
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	19,448	19,448
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	17,628	17,628
Total Repurchase Agreements
(Cost $87,641)		87,641

Total Investments - 100.0%
(Cost $8,281,229)		$14,838,004
Other Assets & Liabilities, net - 0.0%		(4,558)
Total Net Assets - 100.0%		$14,833,446

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
ENERGY SERVICES FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$14,750,363	$—	$—	$14,750,363
Repurchase Agreements	—	87,641	—	87,641
Total Assets	$14,750,363	$87,641	$—	$14,838,004

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value (cost $8,193,588)	$14,750,363
Repurchase agreements, at value (cost $87,641)	87,641
Receivables:
Fund shares sold	42,349
Dividends	10,551
Interest	52
Securities lending income	3
Total assets	14,890,959

Liabilities:
Overdraft due to custodian bank	393
Payable for:
Fund shares redeemed	24,690
Management fees	9,030
Transfer agent fees	6,216
Professional fees	3,542
Portfolio accounting and administration fees	1,089
Distribution and service fees	916
Trustees’ fees*	192
Miscellaneous	11,445
Total liabilities	57,513
Net assets	$14,833,446

Net assets consist of:
Paid in capital	$50,019,761
Total distributable earnings (loss)	(35,186,315)
Net assets	$14,833,446

Investor Class:
Net assets	$12,099,645
Capital shares outstanding	45,119
Net asset value per share	$268.17

Class A:
Net assets	$1,299,892
Capital shares outstanding	5,248
Net asset value per share	$247.69
Maximum offering price per share (Net asset value divided by 95.25%)	$260.04

Class C:
Net assets	$571,403
Capital shares outstanding	2,706
Net asset value per share	$211.16

Class H:
Net assets	$862,506
Capital shares outstanding	3,593
Net asset value per share	$240.05

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends	$359,248
Interest	7,933
Income from securities lending, net	86
Total investment income	367,267

Expenses:
Management fees	211,774
Distribution and service fees:
Class A	3,415
Class C	6,708
Class H	3,422
Transfer agent fees	55,285
Portfolio accounting and administration fees	37,975
Registration fees	29,769
Professional fees	9,278
Trustees’ fees*	5,351
Custodian fees	3,659
Line of credit fees	92
Miscellaneous	6,420
Total expenses	373,148
Less:
Expenses reimbursed by Adviser	(7,370)
Net expenses	365,778
Net investment income	1,489

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,622,348)
Net realized loss	(1,622,348)
Net change in unrealized appreciation (depreciation) on:
Investments	2,917,554
Net change in unrealized appreciation (depreciation)	2,917,554
Net realized and unrealized gain	1,295,206
Net increase in net assets resulting from operations	$1,296,695

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,489	$(115,350)
Net realized loss on investments	(1,622,348)	(3,763,523)
Net change in unrealized appreciation (depreciation) on investments	2,917,554	(4,501,202)
Net increase (decrease) in net assets resulting from operations	1,296,695	(8,380,075)

Capital share transactions:
Proceeds from sale of shares
Investor Class	80,881,054	101,215,610
Class A	2,254,084	3,290,830
Class C	121,373	1,085,028
Class H	3,381,767	5,884,787
Cost of shares redeemed
Investor Class	(102,094,522)	(71,089,547)
Class A	(2,540,156)	(2,884,947)
Class C	(662,919)	(791,941)
Class H	(3,827,092)	(14,588,982)
Net increase (decrease) from capital share transactions	(22,486,411)	22,120,838
Net increase (decrease) in net assets	(21,189,716)	13,740,763

Net assets:
Beginning of year	36,023,162	22,282,399
End of year	$14,833,446	$36,023,162

Capital share activity:
Shares sold
Investor Class	317,141	457,345
Class A	10,056	16,020
Class C	645	6,039
Class H	14,895	28,497
Shares redeemed
Investor Class	(424,550)	(345,252)
Class A	(11,542)	(14,097)
Class C	(3,706)	(4,641)
Class H	(16,942)	(75,866)
Net increase (decrease) in shares	(114,003)	68,045

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]
Per Share Data
Net asset value, beginning of period	$213.90	$231.88	$169.20	$75.50	$281.99
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	(.56)	(.63)	.20	2.40
Net gain (loss) on investments (realized and unrealized)	54.12	(17.42)	63.81	95.34	(208.59)
Total from investment operations	54.27	(17.98)	63.18	95.54	(206.19)
Less distributions from:
Net investment income	—	—	(.50)	(1.84)	(.30)
Total distributions	—	—	(.50)	(1.84)	(.30)
Net asset value, end of period	$268.17	$213.90	$231.88	$169.20	$75.50

Total Return	25.37%	(7.75%)	37.44%	127.06%	(73.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,100	$32,626	$9,376	$4,703	$1,502
Ratios to average net assets:
Net investment income (loss)	0.06%	(0.26%)	(0.35%)	0.82%	1.11%
Total expenses	1.45%	1.39%	1.36%	1.42%	1.48%
Net expenses[b]	1.42%	1.39%	1.36%	1.42%	1.48%
Portfolio turnover rate	296%	242%	290%	770%	810%

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]
Per Share Data
Net asset value, beginning of period	$198.04	$215.25	$157.49	$70.51	$264.03
Income (loss) from investment operations:
Net investment income (loss)[a]	(.38)	(1.16)	(1.04)	.19	1.95
Net gain (loss) on investments (realized and unrealized)	50.03	(16.05)	59.30	88.63	(195.17)
Total from investment operations	49.65	(17.21)	58.26	88.82	(193.22)
Less distributions from:
Net investment income	—	—	(.50)	(1.84)	(.30)
Total distributions	—	—	(.50)	(1.84)	(.30)
Net asset value, end of period	$247.69	$198.04	$215.25	$157.49	$70.51

Total Return[c]	25.07%	(8.00%)	37.09%	126.39%	(73.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,300	$1,334	$1,036	$676	$191
Ratios to average net assets:
Net investment income (loss)	(0.17%)	(0.58%)	(0.61%)	0.87%	0.94%
Total expenses	1.68%	1.64%	1.61%	1.68%	1.73%
Net expenses[b]	1.65%	1.64%	1.61%	1.68%	1.73%
Portfolio turnover rate	296%	242%	290%	770%	810%

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]
Per Share Data
Net asset value, beginning of period	$170.13	$186.29	$137.36	$62.08	$234.26
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.79)	(2.20)	(2.02)	(.01)	.30
Net gain (loss) on investments (realized and unrealized)	42.82	(13.96)	51.45	77.13	(172.18)
Total from investment operations	41.03	(16.16)	49.43	77.12	(171.88)
Less distributions from:
Net investment income	—	—	(.50)	(1.84)	(.30)
Total distributions	—	—	(.50)	(1.84)	(.30)
Net asset value, end of period	$211.16	$170.13	$186.29	$137.36	$62.08

Total Return[c]	24.12%	(8.67%)	36.07%	124.62%	(73.46%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$571	$981	$814	$479	$192
Ratios to average net assets:
Net investment income (loss)	(0.95%)	(1.27%)	(1.37%)	(0.03%)	0.20%
Total expenses	2.43%	2.40%	2.36%	2.43%	2.48%
Net expenses[b]	2.40%	2.40%	2.36%	2.43%	2.48%
Portfolio turnover rate	296%	242%	290%	770%	810%

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]
Per Share Data
Net asset value, beginning of period	$191.93	$208.59	$152.63	$68.37	$255.45
Income (loss) from investment operations:
Net investment income (loss)[a]	(.49)	(1.52)	(.75)	.02	1.65
Net gain (loss) on investments (realized and unrealized)	48.61	(15.14)	57.21	86.08	(188.43)
Total from investment operations	48.12	(16.66)	56.46	86.10	(186.78)
Less distributions from:
Net investment income	—	—	(.50)	(1.84)	(.30)
Total distributions	—	—	(.50)	(1.84)	(.30)
Net asset value, end of period	$240.05	$191.93	$208.59	$152.63	$68.37

Total Return	25.07%	(7.99%)	37.09%	126.23%	(73.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$863	$1,082	$11,057	$689	$528
Ratios to average net assets:
Net investment income (loss)	(0.23%)	(0.76%)	(0.43%)	0.11%	0.77%
Total expenses	1.68%	1.65%	1.62%	1.68%	1.72%
Net expenses[b]	1.65%	1.65%	1.62%	1.68%	1.72%
Portfolio turnover rate	296%	242%	290%	770%	810%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Reverse share split — Per share amounts for years presented through March 31, 2020 have been restated to reflect a 1:15 reverse share split effective August 10, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

For the Reporting Period, Financial Services Fund Investor Class returned 28.77%, compared with the S&P 500 Index, which returned 29.88%. The S&P 500 Financials Index returned 33.55%.

The industries that contributed the most to performance were diversified banks, transaction & payment processing services, and asset management & custody banks. Those that detracted the most were telecom tower REITs, self-storage REITs, and industrial REITs.

The holdings that contributed the most to performance were JPMorgan Chase & Co., Berkshire Hathaway, Inc. – Class B, and Coinbase Global, Inc. – Class A. Those that detracted the most were MarketAxess Holdings, Inc., PayPal Holdings, Inc., and Crown Castle, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
Class A	September 1, 2004
Class C	April 19, 2001
Class H	April 6, 1998

Ten Largest Holdings	% of Total Net Assets
Berkshire Hathaway, Inc. — Class B	3.3%
JPMorgan Chase & Co.	2.7%
Visa, Inc. — Class A	2.6%
Mastercard, Inc. — Class A	2.2%
Bank of America Corp.	1.8%
Wells Fargo & Co.	1.6%
Blackstone, Inc. — Class A	1.4%
Goldman Sachs Group, Inc.	1.3%
S&P Global, Inc.	1.2%
Progressive Corp.	1.2%
Top Ten Total	19.3%

“Ten Largest Holdings” excludes any temporary cash investments.

66 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Shares	28.77%	9.59%	8.19%
Class A Shares	28.44%	9.32%	7.92%
Class A Shares with sales charge†	22.34%	8.26%	7.39%
Class C Shares	27.48%	8.50%	7.11%
Class C Shares with CDSC‡	26.48%	8.50%	7.11%
Class H Shares**	28.45%	9.32%	7.89%
S&P 500 Financials Index	33.55%	12.76%	11.06%
S&P 500 Index	29.88%	15.05%	12.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and Class A shares only; performance for Class C and Class H shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into Class H shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS	March 31, 2024
FINANCIAL SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.2%

Banks - 24.3%
JPMorgan Chase & Co.	4,849	$971,255
Bank of America Corp.	17,133	649,683
Wells Fargo & Co.	9,823	569,341
Goldman Sachs Group, Inc.	1,155	482,432
Citigroup, Inc.	7,002	442,807
Morgan Stanley	4,695	442,081
U.S. Bancorp	7,334	327,830
PNC Financial Services Group, Inc.	2,009	324,654
Truist Financial Corp.	7,461	290,830
NU Holdings Limited/Cayman Islands — Class A*	22,599	269,606
Bank of New York Mellon Corp.	4,559	262,690
ICICI Bank Ltd. ADR	8,682	229,292
Toronto-Dominion Bank	3,750	226,425
HDFC Bank Ltd. ADR	4,006	224,216
Bank of Nova Scotia	4,086	211,573
Royal Bank of Canada	2,076	209,427
Fifth Third Bancorp	5,315	197,771
M&T Bank Corp.	1,323	192,417
State Street Corp.	2,454	189,743
Huntington Bancshares, Inc.	12,747	177,821
Regions Financial Corp.	8,416	177,073
Northern Trust Corp.	1,922	170,904
Citizens Financial Group, Inc.	4,422	160,474
KeyCorp	9,774	154,527
East West Bancorp, Inc.	1,663	131,560
First Horizon Corp.	7,527	115,916
Comerica, Inc.	1,964	108,000
Western Alliance Bancorporation	1,638	105,143
Wintrust Financial Corp.	973	101,571
Zions Bancorp North America	2,324	100,862
Pinnacle Financial Partners, Inc.	1,159	99,535
SouthState Corp.	1,169	99,400
Old National Bancorp	5,147	89,609
Bank OZK	1,971	89,602
Columbia Banking System, Inc.	4,027	77,922
Valley National Bancorp	8,892	70,780
First Citizens BancShares, Inc. — Class A	32	52,320
Total Banks		8,797,092

Diversified Financial Services - 21.5%
Visa, Inc. — Class A	3,399	948,593
Mastercard, Inc. — Class A	1,666	802,296
American Express Co.	1,883	428,740
BlackRock, Inc. — Class A	508	423,520
Charles Schwab Corp.	5,742	415,376
CME Group, Inc. — Class A	1,621	348,985
Intercontinental Exchange, Inc.	2,513	345,362
Coinbase Global, Inc. — Class A*	1,208	320,265
Capital One Financial Corp.	2,006	298,673
Interactive Brokers Group, Inc. — Class A	2,391	267,099
Ameriprise Financial, Inc.	609	267,010
Apollo Global Management, Inc.	2,314	260,209
XP, Inc. — Class A	9,540	244,796
Ares Management Corp. — Class A	1,792	238,300
Discover Financial Services	1,761	230,849
T. Rowe Price Group, Inc.	1,694	206,532
Nasdaq, Inc.	3,217	202,993
Raymond James Financial, Inc.	1,540	197,767
Tradeweb Markets, Inc. — Class A	1,862	193,964
Cboe Global Markets, Inc.	942	173,074
LPL Financial Holdings, Inc.	648	171,202
Synchrony Financial	3,841	165,624
Ally Financial, Inc.	3,364	136,545
SEI Investments Co.	1,631	117,269
Franklin Resources, Inc.	4,167	117,134
Invesco Ltd.	6,557	108,781
SoFi Technologies, Inc.*	13,636	99,543
Upstart Holdings, Inc.*,1	1,786	48,025
Total Diversified Financial Services		7,778,526

REITs - 20.2%
Prologis, Inc.	3,273	426,210
American Tower Corp. — Class A	1,880	371,469
Equinix, Inc.	403	332,608
Welltower, Inc.	3,084	288,169
Simon Property Group, Inc.	1,796	281,056
Realty Income Corp.	5,021	271,636
Public Storage	924	268,015
Crown Castle, Inc.	2,461	260,448
Digital Realty Trust, Inc.	1,792	258,120
VICI Properties, Inc.	7,433	221,429
Extra Space Storage, Inc.	1,498	220,206
Weyerhaeuser Co.	5,721	205,441
AvalonBay Communities, Inc.	1,078	200,034
Equity Residential	3,007	189,772
SBA Communications Corp.	872	188,962
Iron Mountain, Inc.	2,352	188,654
Alexandria Real Estate Equities, Inc.	1,453	187,306
Invitation Homes, Inc.	5,070	180,543
Ventas, Inc.	3,757	163,580
Essex Property Trust, Inc.	634	155,210
Sun Communities, Inc.	1,190	153,010
Mid-America Apartment Communities, Inc.	1,155	151,975
Host Hotels & Resorts, Inc.	7,156	147,986
Kimco Realty Corp.	7,250	142,173
Gaming and Leisure Properties, Inc.	2,968	136,736
UDR, Inc.	3,655	136,734
Lamar Advertising Co. — Class A	1,127	134,575
American Homes 4 Rent — Class A	3,638	133,806
Regency Centers Corp.	2,181	132,081
Healthpeak Properties, Inc.	6,872	128,850
Equity LifeStyle Properties, Inc.	1,960	126,224
Rexford Industrial Realty, Inc.	2,506	126,052
Camden Property Trust	1,281	126,050
CubeSmart	2,783	125,847
Annaly Capital Management, Inc.	6,246	122,984
Boston Properties, Inc.	1,869	122,064
Omega Healthcare Investors, Inc.	3,515	111,320

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
FINANCIAL SERVICES FUND

	Shares	Value
AGNC Investment Corp.	10,467	$103,623
Sabra Health Care REIT, Inc.	5,098	75,297
Total REITs		7,296,255

Insurance - 18.6%
Berkshire Hathaway, Inc. — Class B*	2,856	1,201,005
Progressive Corp.	2,160	446,731
Marsh & McLennan Companies, Inc.	1,918	395,070
Arch Capital Group Ltd.*	3,764	347,944
Aon plc — Class A	963	321,372
Chubb Ltd.	1,218	315,620
Willis Towers Watson plc	1,120	308,000
American International Group, Inc.	3,743	292,590
Travelers Companies, Inc.	1,271	292,508
Arthur J Gallagher & Co.	1,148	287,046
Aflac, Inc.	3,273	281,020
Allstate Corp.	1,603	277,335
MetLife, Inc.	3,596	266,500
Prudential Financial, Inc.	2,223	260,980
Hartford Financial Services Group, Inc.	2,174	224,031
Everest Group Ltd.	560	222,600
RenaissanceRe Holdings Ltd.	854	200,716
Principal Financial Group, Inc.	2,135	184,272
Brown & Brown, Inc.	2,034	178,056
Cincinnati Financial Corp.	1,421	176,446
W R Berkley Corp.	1,869	165,294
Erie Indemnity Co. — Class A	172	69,070
Total Insurance		6,714,206

Commercial Services - 7.5%
S&P Global, Inc.	1,061	451,402
PayPal Holdings, Inc.*	5,259	352,300
Moody’s Corp.	788	309,708
Block, Inc. — Class A*	3,451	291,886
Global Payments, Inc.	1,740	232,568
StoneCo Ltd. — Class A*	12,635	209,867
Corpay, Inc.*	595	183,581
Toast, Inc. — Class A*	5,612	139,851
Affirm Holdings, Inc.*	3,287	122,474
MarketAxess Holdings, Inc.	438	96,032
Euronet Worldwide, Inc.*	770	84,646
Morningstar, Inc.	270	83,260
Shift4 Payments, Inc. — Class A*	1,225	80,936
Flywire Corp.*	2,601	64,531
Total Commercial Services		2,703,042

Private Equity - 3.2%
Blackstone, Inc. — Class A	3,838	504,198
KKR & Company, Inc. — Class A	3,224	324,270
Brookfield Corp.	4,968	208,011
Carlyle Group, Inc.	2,776	130,222
Total Private Equity		1,166,701

Software - 2.9%
Fiserv, Inc.*	2,457	392,678
Fidelity National Information Services, Inc.	3,575	265,193
MSCI, Inc. — Class A	462	258,928
Jack Henry & Associates, Inc.	802	139,331
Total Software		1,056,130

Internet - 0.5%
Robinhood Markets, Inc. — Class A*	8,136	163,778

Media - 0.4%
FactSet Research Systems, Inc.	354	160,854

Savings & Loans - 0.1%
New York Community Bancorp, Inc.[1]	11,778	37,925

Total Common Stocks
(Cost $31,079,167)		35,874,509

PREFERRED STOCKS† - 0.5%
Financial - 0.5%
Itau Unibanco Holding S.A.
ADR	28,095	194,698
Total Preferred Stocks
(Cost $172,075)		194,698

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.2%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$46,890	46,890
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	18,034	18,034
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	16,347	16,347
Total Repurchase Agreements
(Cost $81,271)		81,271

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class X, 5.23%[4]	45,776	45,776
Total Securities Lending Collateral
(Cost $45,776)		45,776

Total Investments - 100.0%
(Cost $31,378,289)		$36,196,254
Other Assets & Liabilities, net - 0.0%		(15,409)
Total Net Assets - 100.0%		$36,180,845

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
FINANCIAL SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2024.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$35,874,509	$—	$—	$35,874,509
Preferred Stocks	194,698	—	—	194,698
Repurchase Agreements	—	81,271	—	81,271
Securities Lending Collateral	45,776	—	—	45,776
Total Assets	$36,114,983	$81,271	$—	$36,196,254

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $41,134 of securities loaned (cost $31,297,018)	$36,114,983
Repurchase agreements, at value (cost $81,271)	81,271
Cash	23,004
Receivables:
Dividends	57,577
Fund shares sold	23,293
Foreign tax reclaims	299
Interest	48
Securities lending income	23
Total assets	36,300,498

Liabilities:
Payable for:
Return of securities lending collateral	45,776
Management fees	25,670
Transfer agent fees	12,830
Fund shares redeemed	12,753
Professional fees	10,070
Portfolio accounting and administration fees	3,096
Distribution and service fees	1,155
Trustees’ fees*	233
Miscellaneous	8,070
Total liabilities	119,653
Net assets	$36,180,845

Net assets consist of:
Paid in capital	$34,812,866
Total distributable earnings (loss)	1,367,979
Net assets	$36,180,845

Investor Class:
Net assets	$33,024,409
Capital shares outstanding	387,925
Net asset value per share	$85.13

Class A:
Net assets	$1,984,406
Capital shares outstanding	25,797
Net asset value per share	$76.92
Maximum offering price per share (Net asset value divided by 95.25%)	$80.76

Class C:
Net assets	$814,267
Capital shares outstanding	13,167
Net asset value per share	$61.84

Class H:
Net assets	$357,763
Capital shares outstanding	4,843
Net asset value per share	$73.87

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $1,885)	$361,458
Interest	4,014
Income from securities lending, net	1,246
Total investment income	366,718

Expenses:
Management fees	123,172
Distribution and service fees:
Class A	3,944
Class C	7,280
Class H	858
Transfer agent fees	31,823
Portfolio accounting and administration fees	22,093
Professional fees	10,655
Registration Fees	7,820
Custodian fees	2,089
Trustees’ fees*	1,275
Line of credit fees	70
Miscellaneous	8,797
Total expenses	219,876
Less:
Expenses reimbursed by Adviser	(6,083)
Net expenses	213,793
Net investment income	152,925

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(195,131)
Net realized loss	(195,131)
Net change in unrealized appreciation (depreciation) on:
Investments	4,604,554
Net change in unrealized appreciation (depreciation)	4,604,554
Net realized and unrealized gain	4,409,423
Net increase in net assets resulting from operations	$4,562,348

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$152,925	$99,687
Net realized gain (loss) on investments	(195,131)	4,933,068
Net change in unrealized appreciation (depreciation) on investments	4,604,554	(8,604,998)
Net increase (decrease) in net assets resulting from operations	4,562,348	(3,572,243)

Distributions to shareholders:
Investor Class	—	(1,002,375)
Class A	—	(472,199)
Class C	—	(229,698)
Class H	—	(110,821)
Total distributions to shareholders	—	(1,815,093)

Capital share transactions:
Proceeds from sale of shares
Investor Class	44,844,326	25,704,725
Class A	1,349,282	1,026,489
Class C	87,965	204,435
Class H	95,281	753,776
Distributions reinvested
Investor Class	—	933,611
Class A	—	466,298
Class C	—	227,947
Class H	—	109,475
Cost of shares redeemed
Investor Class	(19,986,831)	(51,332,334)
Class A	(1,342,196)	(2,206,918)
Class C	(280,194)	(361,088)
Class H	(197,524)	(12,509,239)
Net increase (decrease) from capital share transactions	24,570,109	(36,982,823)
Net increase (decrease) in net assets	29,132,457	(42,370,159)

Net assets:
Beginning of year	7,048,388	49,418,547
End of year	$36,180,845	$7,048,388

Capital share activity:
Shares sold
Investor Class	597,215	299,625
Class A	20,506	13,965
Class C	1,688	3,210
Class H	1,600	9,815
Shares issued from reinvestment of distributions
Investor Class	—	13,794
Class A	—	7,601
Class C	—	4,577
Class H	—	1,858
Shares redeemed
Investor Class	(273,868)	(562,772)
Class A	(21,022)	(29,906)
Class C	(5,621)	(5,673)
Class H	(3,256)	(146,214)
Net increase (decrease) in shares	317,242	(390,120)

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$66.11	$101.95	$88.84	$54.80	$68.68
Income (loss) from investment operations:
Net investment income (loss)[a]	.86	.87	.64	.88	.83
Net gain (loss) on investments (realized and unrealized)	18.16	(19.17)	13.35	33.16	(14.39)
Total from investment operations	19.02	(18.30)	13.99	34.04	(13.56)
Less distributions from:
Net investment income	—	(2.30)	(.34)	—	(.32)
Net realized gains	—	(15.24)	(.54)	—	—
Total distributions	—	(17.54)	(.88)	—	(.32)
Net asset value, end of period	$85.13	$66.11	$101.95	$88.84	$54.80

Total Return	28.77%	(18.35%)	15.72%	62.12%	(19.88%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,024	$4,269	$32,004	$32,328	$2,968
Ratios to average net assets:
Net investment income (loss)	1.12%	1.00%	0.63%	1.19%	1.12%
Total expenses	1.43%	1.40%	1.36%	1.41%	1.48%
Net expenses[b]	1.39%	1.40%	1.36%	1.41%	1.48%
Portfolio turnover rate	119%	177%	406%	246%	249%

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$59.89	$94.54	$82.65	$51.10	$64.22
Income (loss) from investment operations:
Net investment income (loss)[a]	.63	.76	.36	.55	.54
Net gain (loss) on investments (realized and unrealized)	16.40	(17.87)	12.41	31.00	(13.34)
Total from investment operations	17.03	(17.11)	12.77	31.55	(12.80)
Less distributions from:
Net investment income	—	(2.30)	(.34)	—	(.32)
Net realized gains	—	(15.24)	(.54)	—	—
Total distributions	—	(17.54)	(.88)	—	(.32)
Net asset value, end of period	$76.92	$59.89	$94.54	$82.65	$51.10

Total Return[c]	28.44%	(18.56%)	15.42%	61.74%	(20.07%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,984	$1,576	$3,276	$2,780	$5,745
Ratios to average net assets:
Net investment income (loss)	0.96%	0.97%	0.39%	0.86%	0.78%
Total expenses	1.69%	1.64%	1.61%	1.70%	1.72%
Net expenses[b]	1.65%	1.64%	1.61%	1.70%	1.72%
Portfolio turnover rate	119%	177%	406%	246%	249%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$48.51	$81.13	$71.57	$44.59	$56.49
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.15	(.28)	(.03)	.01
Net gain (loss) on investments (realized and unrealized)	13.22	(15.23)	10.72	27.01	(11.59)
Total from investment operations	13.33	(15.08)	10.44	26.98	(11.58)
Less distributions from:
Net investment income	—	(2.30)	(.34)	—	(.32)
Net realized gains	—	(15.24)	(.54)	—	—
Total distributions	—	(17.54)	(.88)	—	(.32)
Net asset value, end of period	$61.84	$48.51	$81.13	$71.57	$44.59

Total Return[c]	27.48%	(19.17%)	14.55%	60.51%	(20.66%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$814	$829	$1,216	$1,036	$638
Ratios to average net assets:
Net investment income (loss)	0.20%	0.24%	(0.35%)	(0.06%)	0.02%
Total expenses	2.44%	2.40%	2.36%	2.43%	2.47%
Net expenses[b]	2.40%	2.40%	2.36%	2.43%	2.47%
Portfolio turnover rate	119%	177%	406%	246%	249%

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$57.51	$91.63	$80.10	$49.53	$62.26
Income (loss) from investment operations:
Net investment income (loss)[a]	.59	(.06)	.41	.68	.54
Net gain (loss) on investments (realized and unrealized)	15.77	(16.52)	12.00	29.89	(12.95)
Total from investment operations	16.36	(16.58)	12.41	30.57	(12.41)
Less distributions from:
Net investment income	—	(2.30)	(.34)	—	(.32)
Net realized gains	—	(15.24)	(.54)	—	—
Total distributions	—	(17.54)	(.88)	—	(.32)
Net asset value, end of period	$73.87	$57.51	$91.63	$80.10	$49.53

Total Return	28.45%	(18.56%)	15.47%	61.72%	(20.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$358	$374	$12,923	$3,250	$611
Ratios to average net assets:
Net investment income (loss)	0.95%	(0.08%)	0.45%	1.07%	0.81%
Total expenses	1.68%	1.66%	1.61%	1.69%	1.72%
Net expenses[b]	1.65%	1.66%	1.61%	1.69%	1.72%
Portfolio turnover rate	119%	177%	406%	246%	249%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[c]	Total return does not reflect the impact of any applicable sales charges.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the Reporting Period, Health Care Fund Investor Class returned 13.86%, compared with the S&P 500 Index, which returned 29.88%. The S&P 500 Health Care Index returned 16.09%.

The industries that contributed the most to performance were pharmaceuticals, biotechnology and health care equipment. Those that detracted the most were health care supplies and environmental & facilities services.

The holdings that contributed the most to performance were Eli Lilly and Co., Intuitive Surgical, Inc., and Merck & Company, Inc. Those that detracted the most were Pfizer, Inc., Illumina, Inc., and Bristol-Myers Squibb Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 17, 1998
Class A	September 1, 2004
Class C	March 30, 2001
Class H	May 11, 1998

Ten Largest Holdings	% of Total Net Assets
Eli Lilly & Co.	3.9%
UnitedHealth Group, Inc.	3.3%
Johnson & Johnson	3.0%
Merck & Company, Inc.	2.9%
AbbVie, Inc.	2.8%
Thermo Fisher Scientific, Inc.	2.2%
Abbott Laboratories	2.1%
Danaher Corp.	2.0%
Pfizer, Inc.	2.0%
Amgen, Inc.	2.0%
Top Ten Total	26.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Shares	13.86%	9.31%	9.35%
Class A Shares	13.60%	9.03%	9.07%
Class A Shares with sales charge†	8.19%	7.97%	8.54%
Class C Shares	12.78%	8.23%	8.27%
Class C Shares with CDSC‡	11.78%	8.23%	8.27%
Class H Shares**	13.58%	9.05%	9.04%
S&P 500 Health Care Index	16.09%	12.05%	11.67%
S&P 500 Index	29.88%	15.05%	12.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged Indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and Class A shares only; performance for Class C and Class H shares will vary due to differences in fee structures.

**	Effective September 20, 2015, the Fund’s Advisor Class shares were converted into Class H shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

76 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
HEALTH CARE FUND

	Shares	Value
COMMON STOCKS† - 99.9%

Pharmaceuticals - 34.2%
Eli Lilly & Co.	1,241	$965,448
Johnson & Johnson	4,690	741,911
Merck & Company, Inc.	5,401	712,662
AbbVie, Inc.	3,767	685,971
Pfizer, Inc.	17,459	484,487
Cigna Group	1,108	402,415
Bristol-Myers Squibb Co.	7,405	401,573
CVS Health Corp.	4,947	394,573
Becton Dickinson & Co.	1,320	326,634
AstraZeneca plc ADR	4,759	322,422
McKesson Corp.	597	320,499
Zoetis, Inc.	1,819	307,793
Dexcom, Inc.*	2,031	281,700
Cencora, Inc. — Class A	1,022	248,336
Novo Nordisk A/S ADR	1,821	233,816
GSK plc ADR	4,722	202,432
Teva Pharmaceutical Industries Ltd. ADR*	14,294	201,688
Cardinal Health, Inc.	1,747	195,489
Alkermes plc*	7,193	194,715
Novartis AG ADR	2,006	194,040
Neurocrine Biosciences, Inc.*	1,019	140,541
Viatris, Inc.	11,693	139,614
Henry Schein, Inc.*	1,555	117,434
Jazz Pharmaceuticals plc*	861	103,682
Option Care Health, Inc.*	2,729	91,531
Madrigal Pharmaceuticals, Inc.*	148	39,522
Total Pharmaceuticals		8,450,928

Healthcare-Products - 29.2%
Thermo Fisher Scientific, Inc.	955	555,055
Abbott Laboratories	4,508	512,379
Danaher Corp.	1,957	488,702
Intuitive Surgical, Inc.*	1,120	446,981
Stryker Corp.	1,170	418,708
Boston Scientific Corp.*	5,571	381,558
Medtronic plc	3,595	313,304
Edwards Lifesciences Corp.*	2,981	284,864
IDEXX Laboratories, Inc.*	454	245,128
Agilent Technologies, Inc.	1,668	242,711
GE HealthCare Technologies, Inc.	2,527	229,730
West Pharmaceutical Services, Inc.	538	212,892
ResMed, Inc.	1,022	202,387
Zimmer Biomet Holdings, Inc.	1,515	199,950
Align Technology, Inc.*	563	184,619
Baxter International, Inc.	4,081	174,422
Cooper Companies, Inc.*	1,661	168,525
Waters Corp.*	481	165,575
Hologic, Inc.*	2,078	162,001
Avantor, Inc.*	6,146	157,153
Exact Sciences Corp.*	1,999	138,051
Shockwave Medical, Inc.*	422	137,416
Insulet Corp.*	723	123,922
Natera, Inc.*	1,328	121,459
Bio-Techne Corp.	1,690	118,959
Repligen Corp.*	614	112,927
Bruker Corp.	1,172	110,098
Masimo Corp.*	726	106,613
Dentsply Sirona, Inc.	3,116	103,420
Penumbra, Inc.*	452	100,877
Inspire Medical Systems, Inc.*	410	88,064
Lantheus Holdings, Inc.*	1,251	77,862
Azenta, Inc.*	1,069	64,439
Inari Medical, Inc.*	1,281	61,462
Total Healthcare-Products		7,212,213

Biotechnology - 19.1%
Amgen, Inc.	1,698	482,775
Vertex Pharmaceuticals, Inc.*	950	397,110
Regeneron Pharmaceuticals, Inc.*	397	382,109
Gilead Sciences, Inc.	4,937	361,635
Moderna, Inc.*	2,187	233,047
Argenx SE ADR*	540	212,609
Biogen, Inc.*	975	210,239
CRISPR Therapeutics AG*,1	2,623	178,784
Illumina, Inc.*	1,288	176,868
Alnylam Pharmaceuticals, Inc.*	1,096	163,797
BioMarin Pharmaceutical, Inc.*	1,774	154,941
Royalty Pharma plc — Class A	4,932	149,785
Sarepta Therapeutics, Inc.*	1,032	133,603
Incyte Corp.*	2,142	122,030
United Therapeutics Corp.*	521	119,684
Cytokinetics, Inc.*	1,510	105,866
Exelixis, Inc.*	4,345	103,107
Intra-Cellular Therapies, Inc.*	1,380	95,496
Apellis Pharmaceuticals, Inc.*	1,530	89,933
Ionis Pharmaceuticals, Inc.*	2,021	87,610
Blueprint Medicines Corp.*	906	85,943
Halozyme Therapeutics, Inc.*	2,083	84,736
Revolution Medicines, Inc.*	2,628	84,700
Roivant Sciences Ltd.*	7,701	81,169
Bridgebio Pharma, Inc.*	2,552	78,908
Ultragenyx Pharmaceutical, Inc.*	1,481	69,148
Axsome Therapeutics, Inc.*	861	68,708
Arrowhead Pharmaceuticals, Inc.*	2,295	65,637
Guardant Health, Inc.*	2,816	58,094
TG Therapeutics, Inc.*	3,339	50,786
ACADIA Pharmaceuticals, Inc.*	2,702	49,960
Total Biotechnology		4,738,817

Healthcare-Services - 15.6%
UnitedHealth Group, Inc.	1,653	817,739
Elevance Health, Inc.	817	423,647
HCA Healthcare, Inc.	923	307,848
IQVIA Holdings, Inc.*	985	249,097
Humana, Inc.	711	246,518
Centene Corp.*	3,082	241,875
ICON plc*	708	237,853
Molina Healthcare, Inc.*	461	189,393
Laboratory Corporation of America Holdings	740	161,660
Quest Diagnostics, Inc.	1,118	148,817

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
HEALTH CARE FUND

	Shares	Value
Universal Health Services, Inc. — Class B	718	$131,006
Tenet Healthcare Corp.*	1,177	123,714
Catalent, Inc.*	2,108	118,997
HealthEquity, Inc.*	1,222	99,752
Acadia Healthcare Company, Inc.*	1,249	98,946
DaVita, Inc.*	711	98,154
Medpace Holdings, Inc.*	242	97,804
Teladoc Health, Inc.*	3,851	58,150
Total Healthcare-Services		3,850,970

Software - 0.9%
Veeva Systems, Inc. — Class A*	950	220,106

Electronics - 0.7%
Mettler-Toledo International, Inc.*	121	161,086

Commercial Services - 0.2%
R1 RCM, Inc.*	3,935	50,683

Total Common Stocks
(Cost $15,366,362)		24,684,803

RIGHTS††† - 0.0%
Pharmaceuticals — 0.0%
Johnson & Johnson
Expires 12/31/29	752	—
Total Rights
(Cost $—)		—

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.3%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$42,684	42,684
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	16,417	16,417
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	14,880	14,880
Total Repurchase Agreements
(Cost $73,981)		73,981

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.6%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[4]	144,339	144,339
Total Securities Lending Collateral
(Cost $144,339)		144,339

Total Investments - 100.8%
(Cost $15,584,682)		$24,903,123
Other Assets & Liabilities, net - (0.8)%		(190,205)
Total Net Assets - 100.0%		$24,712,918

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2024.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$24,684,803	$—	$—		$24,684,803
Rights	—	—	—	*	—
Repurchase Agreements	—	73,981	—		73,981
Securities Lending Collateral	144,339	—	—		144,339
Total Assets	$24,829,142	$73,981	$—		$24,903,123

*	Security has a market value of $0.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $133,253 of securities loaned (cost $15,510,701)	$24,829,142
Repurchase agreements, at value (cost $73,981)	73,981
Cash	1,898
Receivables:
Fund shares sold	22,643
Dividends	20,802
Foreign tax reclaims	2,571
Interest	43
Securities lending income	15
Total assets	24,951,095

Liabilities:
Payable for:
Return of securities lending collateral	144,339
Fund shares redeemed	43,154
Management fees	18,353
Transfer agent fees	9,996
Portfolio accounting and administration fees	2,213
Distribution and service fees	2,162
Trustees’ fees*	227
Miscellaneous	17,733
Total liabilities	238,177
Net assets	$24,712,918

Net assets consist of:
Paid in capital	$18,262,502
Total distributable earnings (loss)	6,450,416
Net assets	$24,712,918

Investor Class:
Net assets	$16,928,879
Capital shares outstanding	387,464
Net asset value per share	$43.69

Class A:
Net assets	$5,543,801
Capital shares outstanding	144,255
Net asset value per share	$38.43
Maximum offering price per share (Net asset value divided by 95.25%)	$40.35

Class C:
Net assets	$995,731
Capital shares outstanding	32,417
Net asset value per share	$30.72

Class H:
Net assets	$1,244,507
Capital shares outstanding	33,830
Net asset value per share	$36.79

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $1,643)	$282,724
Interest	6,897
Income from securities lending, net	3,308
Total investment income	292,929

Expenses:
Management fees	205,305
Distribution and service fees:
Class A	12,674
Class C	10,882
Class H	2,942
Transfer agent fees	52,696
Portfolio accounting and administration fees	36,818
Registration fees	23,003
Professional fees	11,654
Trustees’ fees*	4,153
Custodian fees	3,489
Line of credit fees	39
Miscellaneous	8,657
Total expenses	372,312
Less:
Expenses reimbursed by Adviser	(7,713)
Net expenses	364,599
Net investment loss	(71,670)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,685,621
Net realized gain	1,685,621
Net change in unrealized appreciation (depreciation) on:
Investments	1,402,616
Net change in unrealized appreciation (depreciation)	1,402,616
Net realized and unrealized gain	3,088,237
Net increase in net assets resulting from operations	$3,016,567

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(71,670)	$(132,483)
Net realized gain on investments	1,685,621	1,740,666
Net change in unrealized appreciation (depreciation) on investments	1,402,616	(4,500,536)
Net increase (decrease) in net assets resulting from operations	3,016,567	(2,892,353)

Distributions to shareholders:
Investor Class	—	(558,000)
Class A	—	(94,447)
Class C	—	(39,724)
Class H	—	(27,218)
Total distributions to shareholders	—	(719,389)

Capital share transactions:
Proceeds from sale of shares
Investor Class	29,374,905	102,301,697
Class A	2,065,989	1,972,855
Class C	425,218	372,082
Class H	732,223	3,780,739
Distributions reinvested
Investor Class	—	549,584
Class A	—	93,606
Class C	—	38,384
Class H	—	26,585
Cost of shares redeemed
Investor Class	(32,465,824)	(108,242,862)
Class A	(2,082,409)	(2,315,534)
Class C	(1,051,086)	(1,340,731)
Class H	(945,315)	(12,105,427)
Net decrease from capital share transactions	(3,946,299)	(14,869,022)
Net decrease in net assets	(929,732)	(18,480,764)

Net assets:
Beginning of year	25,642,650	44,123,414
End of year	$24,712,918	$25,642,650

Capital share activity:
Shares sold
Investor Class	734,248	2,667,799
Class A	58,855	58,331
Class C	14,625	13,452
Class H	21,681	117,002
Shares issued from reinvestment of distributions
Investor Class	—	14,383
Class A	—	2,777
Class C	—	1,411
Class H	—	824
Shares redeemed
Investor Class	(812,620)	(2,829,507)
Class A	(60,114)	(69,097)
Class C	(38,320)	(48,731)
Class H	(28,553)	(369,188)
Net decrease in shares	(110,198)	(440,544)

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$38.37	$41.55	$39.24	$30.27	$32.03
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.10)	(.12)	(.15)	(.06)
Net gain (loss) on investments (realized and unrealized)	5.39	(2.45)	3.84	12.50	(1.70)
Total from investment operations	5.32	(2.55)	3.72	12.35	(1.76)
Less distributions from:
Net realized gains	—	(.63)	(1.41)	(3.38)	—
Total distributions	—	(.63)	(1.41)	(3.38)	—
Net asset value, end of period	$43.69	$38.37	$41.55	$39.24	$30.27

Total Return	13.86%	(6.16%)	9.40%	41.24%	(5.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,929	$17,873	$25,478	$20,831	$12,408
Ratios to average net assets:
Net investment income (loss)	(0.19%)	(0.26%)	(0.29%)	(0.41%)	(0.19%)
Total expenses	1.43%	1.39%	1.35%	1.46%	1.47%
Net expenses[b]	1.40%	1.39%	1.35%	1.46%	1.47%
Portfolio turnover rate	116%	268%	238%	256%	248%

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$33.83	$36.81	$34.99	$27.33	$29.00
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(.16)	(.19)	(.21)	(.12)
Net gain (loss) on investments (realized and unrealized)	4.75	(2.19)	3.42	11.25	(1.55)
Total from investment operations	4.60	(2.35)	3.23	11.04	(1.67)
Less distributions from:
Net realized gains	—	(.63)	(1.41)	(3.38)	—
Total distributions	—	(.63)	(1.41)	(3.38)	—
Net asset value, end of period	$38.43	$33.83	$36.81	$34.99	$27.33

Total Return[c]	13.60%	(6.38%)	9.14%	40.87%	(5.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,544	$4,923	$5,650	$5,575	$3,606
Ratios to average net assets:
Net investment income (loss)	(0.43%)	(0.49%)	(0.50%)	(0.63%)	(0.43%)
Total expenses	1.68%	1.64%	1.61%	1.69%	1.73%
Net expenses[b]	1.65%	1.64%	1.61%	1.69%	1.73%
Portfolio turnover rate	116%	268%	238%	256%	248%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$27.24	$29.99	$28.95	$23.21	$24.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(.33)	(.34)	(.39)	(.40)	(.30)
Net gain (loss) on investments (realized and unrealized)	3.81	(1.78)	2.84	9.52	(1.30)
Total from investment operations	3.48	(2.12)	2.45	9.12	(1.60)
Less distributions from:
Net realized gains	—	(.63)	(1.41)	(3.38)	—
Total distributions	—	(.63)	(1.41)	(3.38)	—
Net asset value, end of period	$30.72	$27.24	$29.99	$28.95	$23.21

Total Return[c]	12.78%	(7.07%)	8.34%	39.82%	(6.45%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$996	$1,529	$2,699	$3,147	$2,826
Ratios to average net assets:
Net investment income (loss)	(1.20%)	(1.25%)	(1.26%)	(1.39%)	(1.20%)
Total expenses	2.43%	2.39%	2.36%	2.45%	2.48%
Net expenses[b]	2.40%	2.39%	2.36%	2.45%	2.48%
Portfolio turnover rate	116%	268%	238%	256%	248%

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$32.39	$35.26	$33.57	$26.31	$27.91
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.21)	(.17)	(.21)	(.13)
Net gain (loss) on investments (realized and unrealized)	4.54	(2.03)	3.27	10.85	(1.47)
Total from investment operations	4.40	(2.24)	3.10	10.64	(1.60)
Less distributions from:
Net realized gains	—	(.63)	(1.41)	(3.38)	—
Total distributions	—	(.63)	(1.41)	(3.38)	—
Net asset value, end of period	$36.79	$32.39	$35.26	$33.57	$26.31

Total Return	13.58%	(6.38%)	9.14%	40.93%	(5.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,245	$1,318	$10,297	$1,760	$1,021
Ratios to average net assets:
Net investment income (loss)	(0.43%)	(0.64%)	(0.46%)	(0.68%)	(0.45%)
Total expenses	1.68%	1.65%	1.61%	1.76%	1.72%
Net expenses[b]	1.65%	1.65%	1.61%	1.76%	1.72%
Portfolio turnover rate	116%	268%	238%	256%	248%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[c]	Total return does not reflect the impact of any applicable sales charges.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the internet (“internet Companies”).

For the Reporting Period, Internet Fund Investor Class returned 30.42%, compared with the S&P 500 Index, which returned 29.88%. The S&P 500 Information Technology Index returned 46.01%.

The industries that contributed the most to performance were interactive media & services, application software, and internet services & infrastructure. Those that detracted the most were other specialty retail, transaction & payment processing services, and interactive home entertainment.

The holdings that contributed the most to performance were Meta Platforms, Inc. – Class A, Amazon.com, Inc., and Alphabet, Inc. – Class A. Those that detracted the most were Alibaba Group Holding Ltd. ADR, Bilibili, Inc. ADR, and JD.com, Inc. ADR.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 6, 2000
Class A	September 1, 2004
Class C	April 19, 2001
Class H	April 6, 2000

Ten Largest Holdings	% of Total Net Assets
Alphabet, Inc. — Class A	8.3%
Amazon.com, Inc.	7.5%
Meta Platforms, Inc. — Class A	6.3%
Salesforce, Inc.	3.7%
Netflix, Inc.	3.5%
Adobe, Inc.	3.1%
Cisco Systems, Inc.	3.0%
Uber Technologies, Inc.	2.7%
Airbnb, Inc. — Class A	2.2%
PayPal Holdings, Inc.	2.0%
Top Ten Total	42.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Shares	30.42%	6.90%	10.09%
Class A Shares	30.10%	6.63%	9.81%
Class A Shares with sales charge†	23.91%	5.60%	9.28%
Class C Shares	29.13%	5.83%	8.99%
Class C Shares with CDSC‡	28.13%	5.83%	8.99%
Class H Shares**	30.09%	6.63%	9.77%
S&P 500 Information Technology Index	46.01%	25.39%	21.97%
S&P 500 Index	29.88%	15.05%	12.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and Class A shares only; performance for Class C and Class H shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into Class H shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

84 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
INTERNET FUND

	Shares	Value
COMMON STOCKS† - 99.9%

Internet - 58.0%
Alphabet, Inc. — Class A*	21,096	$3,184,019
Amazon.com, Inc.*	16,089	2,902,134
Meta Platforms, Inc. — Class A	4,999	2,427,414
Netflix, Inc.*	2,244	1,362,849
Uber Technologies, Inc.*	13,387	1,030,665
Airbnb, Inc. — Class A*	5,030	829,749
Booking Holdings, Inc.	206	747,343
DoorDash, Inc. — Class A*	4,133	569,197
Alibaba Group Holding Ltd. ADR	7,228	523,018
Shopify, Inc. — Class A*	6,423	495,663
JD.com, Inc. ADR	17,585	481,653
eBay, Inc.	8,590	453,380
Baidu, Inc. ADR*	4,026	423,857
Pinterest, Inc. — Class A*	11,693	405,396
Spotify Technology S.A.*	1,435	378,697
Expedia Group, Inc.*	2,721	374,818
Trip.com Group Ltd. ADR*	8,315	364,945
GoDaddy, Inc. — Class A*	2,950	350,106
VeriSign, Inc.*	1,805	342,066
Okta, Inc.*	3,248	339,806
Bilibili, Inc. ADR*,1	30,132	337,478
Sea Ltd. ADR*	6,239	335,097
MercadoLibre, Inc.*	221	334,143
Wix.com Ltd.*	2,305	316,891
Snap, Inc. — Class A*	26,816	307,848
F5, Inc.*	1,484	281,352
Match Group, Inc.*	7,480	271,374
Roku, Inc.*	4,083	266,089
Zillow Group, Inc. — Class C*	5,282	257,656
Wayfair, Inc. — Class A*	3,725	252,853
Etsy, Inc.*	3,518	241,757
Lyft, Inc. — Class A*	11,658	225,582
Chewy, Inc. — Class A*	12,280	195,375
IAC, Inc.*	3,232	172,395
TripAdvisor, Inc.*	5,545	154,096
Cargurus, Inc.*	5,602	129,294
Ziff Davis, Inc.*	2,030	127,971
Bumble, Inc. — Class A*	9,724	110,367
Total Internet		22,304,393

Software - 26.0%
Salesforce, Inc.	4,763	1,434,520
Adobe, Inc.*	2,397	1,209,526
Workday, Inc. — Class A*	2,656	724,424
Snowflake, Inc. — Class A*	3,530	570,448
Datadog, Inc. — Class A*	4,244	524,558
Electronic Arts, Inc.	3,797	503,748
Veeva Systems, Inc. — Class A*	2,137	495,122
Cloudflare, Inc. — Class A*	4,671	452,293
Take-Two Interactive Software, Inc.*	2,900	430,621
ROBLOX Corp. — Class A*	9,895	377,791
Zoom Video Communications, Inc. — Class A*	5,476	357,966
NetEase, Inc. ADR	3,290	340,416
Akamai Technologies, Inc.*	3,068	333,676
MongoDB, Inc.*	927	332,459
Nutanix, Inc. — Class A*	5,255	324,339
DocuSign, Inc.*	5,140	306,087
Twilio, Inc. — Class A*	4,469	273,279
Dropbox, Inc. — Class A*	9,945	241,664
ZoomInfo Technologies, Inc. — Class A*	12,208	195,694
Smartsheet, Inc. — Class A*	4,766	183,491
Box, Inc. — Class A*	5,850	165,672
DigitalOcean Holdings, Inc.*	3,209	122,520
Fastly, Inc. — Class A*	8,029	104,136
Total Software		10,004,450

Telecommunications - 10.2%
Cisco Systems, Inc.	23,496	1,172,685
Arista Networks, Inc.*	2,484	720,310
Motorola Solutions, Inc.	1,897	673,397
Telefonaktiebolaget LM Ericsson ADR[1]	55,498	305,794
Juniper Networks, Inc.	7,926	293,738
Ciena Corp.*	4,690	231,921
Nokia Oyj ADR	55,525	196,559
Viasat, Inc.*	6,312	114,184
Viavi Solutions, Inc.*	12,315	111,943
Extreme Networks, Inc.*	8,720	100,629
Total Telecommunications		3,921,160

Commercial Services - 3.9%
PayPal Holdings, Inc.*	11,445	766,701
CoStar Group, Inc.*	5,900	569,940
Paylocity Holding Corp.*	1,034	177,703
Total Commercial Services		1,514,344

Entertainment - 1.0%
DraftKings, Inc. — Class A*	8,510	386,439

Computers - 0.4%
Lumentum Holdings, Inc.*	3,202	151,615

Healthcare-Services - 0.4%
Teladoc Health, Inc.*	8,659	130,751

Total Common Stocks
(Cost $29,357,537)		38,413,152

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
INTERNET FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.3%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$55,891	$55,891
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	21,497	21,497
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	19,485	19,485
Total Repurchase Agreements
(Cost $96,873)		96,873

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.7%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[4]	254,249	254,249
Total Securities Lending Collateral
(Cost $254,249)		254,249

Total Investments - 100.9%
(Cost $29,708,659)		$38,764,274
Other Assets & Liabilities, net - (0.9)%		(330,226)
Total Net Assets - 100.0%		$38,434,048

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2024.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$38,413,152	$—	$—	$38,413,152
Repurchase Agreements	—	96,873	—	96,873
Securities Lending Collateral	254,249	—	—	254,249
Total Assets	$38,667,401	$96,873	$—	$38,764,274

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $236,892 of securities loaned (cost $29,611,786)	$38,667,401
Repurchase agreements, at value (cost $96,873)	96,873
Receivables:
Fund shares sold	19,973
Dividends	3,820
Interest	57
Securities lending income	56
Total assets	38,788,180

Liabilities:
Payable for:
Return of securities lending collateral	254,249
Fund shares redeemed	28,358
Management fees	27,809
Transfer agent fees	14,234
Distribution and service fees	3,405
Portfolio accounting and administration fees	3,353
Trustees’ fees*	288
Miscellaneous	22,436
Total liabilities	354,132
Net assets	$38,434,048

Net assets consist of:
Paid in capital	$34,441,479
Total distributable earnings (loss)	3,992,569
Net assets	$38,434,048

Investor Class:
Net assets	$32,558,067
Capital shares outstanding	263,329
Net asset value per share	$123.64

Class A:
Net assets	$1,878,355
Capital shares outstanding	17,080
Net asset value per share	$109.97
Maximum offering price per share (Net asset value divided by 95.25%)	$115.45

Class C:
Net assets	$3,341,398
Capital shares outstanding	39,053
Net asset value per share	$85.56

Class H:
Net assets	$656,228
Capital shares outstanding	6,257
Net asset value per share	$104.88

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $3,477)	$70,417
Interest	7,888
Income from securities lending, net	1,126
Total investment income	79,431

Expenses:
Management fees	224,448
Distribution and service fees:
Class A	4,008
Class C	29,138
Class H	1,595
Transfer agent fees	56,614
Portfolio accounting and administration fees	40,254
Registration fees	19,562
Professional fees	13,957
Custodian fees	3,723
Trustees’ fees*	3,499
Miscellaneous	13,493
Total expenses	410,291
Less:
Expenses reimbursed by Adviser	(9,630)
Net expenses	400,661
Net investment loss	(321,230)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	230,876
Net realized gain	230,876
Net change in unrealized appreciation (depreciation) on:
Investments	5,041,324
Net change in unrealized appreciation (depreciation)	5,041,324
Net realized and unrealized gain	5,272,200
Net increase in net assets resulting from operations	$4,950,970

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(321,230)	$(163,483)
Net realized gain (loss) on investments	230,876	(3,082,146)
Net change in unrealized appreciation (depreciation) on investments	5,041,324	(666,835)
Net increase (decrease) in net assets resulting from operations	4,950,970	(3,912,464)

Capital share transactions:
Proceeds from sale of shares
Investor Class	67,759,919	21,020,911
Class A	2,033,502	1,013,188
Class C	382,516	935,936
Class H	141,027	3,169,571
Cost of shares redeemed
Investor Class	(54,950,256)	(11,401,168)
Class A	(1,922,686)	(1,449,349)
Class C	(325,691)	(736,844)
Class H	(226,709)	(2,834,259)
Net increase from capital share transactions	12,891,622	9,717,986
Net increase in net assets	17,842,592	5,805,522

Net assets:
Beginning of year	20,591,456	14,785,934
End of year	$38,434,048	$20,591,456

Capital share activity:
Shares sold
Investor Class	632,253	228,196
Class A	21,711	12,712
Class C	5,346	14,997
Class H	1,586	34,804
Shares redeemed
Investor Class	(539,260)	(133,794)
Class A	(20,504)	(18,515)
Class C	(4,358)	(11,503)
Class H	(2,516)	(37,230)
Net increase in shares	94,258	89,667

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$94.80	$115.59	$195.59	$105.23	$118.80
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.18)	(.99)	(2.11)	(2.03)	(1.30)
Net gain (loss) on investments (realized and unrealized)	30.02	(19.80)	(34.69)	92.39	(8.17)
Total from investment operations	28.84	(20.79)	(36.80)	90.36	(9.47)
Less distributions from:
Net realized gains	—	—	(43.20)	—	(4.10)
Total distributions	—	—	(43.20)	—	(4.10)
Net asset value, end of period	$123.64	$94.80	$115.59	$195.59	$105.23

Total Return	30.42%	(17.99%)	(23.48%)	85.87%	(8.25%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,558	$16,148	$8,777	$25,113	$10,741
Ratios to average net assets:
Net investment income (loss)	(1.09%)	(1.13%)	(1.18%)	(1.21%)	(1.08%)
Total expenses	1.42%	1.39%	1.36%	1.44%	1.47%
Net expenses[b]	1.38%	1.39%	1.36%	1.44%	1.47%
Portfolio turnover rate	205%	133%	150%	284%	359%

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$84.53	$103.33	$179.98	$97.07	$110.18
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.26)	(1.10)	(2.28)	(2.22)	(1.32)
Net gain (loss) on investments (realized and unrealized)	26.70	(17.70)	(31.17)	85.13	(7.69)
Total from investment operations	25.44	(18.80)	(33.45)	82.91	(9.01)
Less distributions from:
Net realized gains	—	—	(43.20)	—	(4.10)
Total distributions	—	—	(43.20)	—	(4.10)
Net asset value, end of period	$109.97	$84.53	$103.33	$179.98	$97.07

Total Return[c]	30.10%	(18.19%)	(23.67%)	85.41%	(8.48%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,878	$1,342	$2,240	$2,952	$2,060
Ratios to average net assets:
Net investment income (loss)	(1.33%)	(1.39%)	(1.44%)	(1.45%)	(1.20%)
Total expenses	1.69%	1.65%	1.61%	1.69%	1.73%
Net expenses[b]	1.65%	1.65%	1.61%	1.69%	1.73%
Portfolio turnover rate	205%	133%	150%	284%	359%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

INTERNET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$66.26	$81.61	$152.56	$82.90	$95.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.54)	(1.32)	(2.89)	(2.91)	(1.96)
Net gain (loss) on investments (realized and unrealized)	20.84	(14.03)	(24.86)	72.57	(6.44)
Total from investment operations	19.30	(15.35)	(27.75)	69.66	(8.40)
Less distributions from:
Net realized gains	—	—	(43.20)	—	(4.10)
Total distributions	—	—	(43.20)	—	(4.10)
Net asset value, end of period	$85.56	$66.26	$81.61	$152.56	$82.90

Total Return[c]	29.13%	(18.81%)	(24.24%)	84.03%	(9.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,341	$2,522	$2,821	$4,124	$1,931
Ratios to average net assets:
Net investment income (loss)	(2.08%)	(2.14%)	(2.19%)	(2.21%)	(2.06%)
Total expenses	2.44%	2.40%	2.36%	2.43%	2.47%
Net expenses[b]	2.40%	2.40%	2.36%	2.43%	2.47%
Portfolio turnover rate	205%	133%	150%	284%	359%

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$80.62	$98.55	$173.71	$93.70	$106.51
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.19)	(1.09)	(2.23)	(1.75)	(1.41)
Net gain (loss) on investments (realized and unrealized)	25.45	(16.84)	(29.73)	81.76	(7.30)
Total from investment operations	24.26	(17.93)	(31.96)	80.01	(8.71)
Less distributions from:
Net realized gains	—	—	(43.20)	—	(4.10)
Total distributions	—	—	(43.20)	—	(4.10)
Net asset value, end of period	$104.88	$80.62	$98.55	$173.71	$93.70

Total Return	30.09%	(18.19%)	(23.67%)	85.39%	(8.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$656	$579	$947	$1,067	$825
Ratios to average net assets:
Net investment income (loss)	(1.33%)	(1.39%)	(1.45%)	(1.42%)	(1.30%)
Total expenses	1.68%	1.65%	1.61%	1.76%	1.71%
Net expenses[b]	1.65%	1.65%	1.61%	1.76%	1.71%
Portfolio turnover rate	205%	133%	150%	284%	359%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[c]	Total return does not reflect the impact of any applicable sales charges.

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

For the Reporting Period, Leisure Fund Investor Class returned 14.58%, compared with the S&P 500 Index, which returned 29.88%. The S&P 500 Consumer Discretionary Index returned 28.73%.

The industries that contributed the most to performance were hotels/resorts & cruise lines, restaurants, and movies & entertainment. Those that detracted the most were broadcasting, cable & satellite, and leisure products.

The holdings that contributed the most to performance were Netflix, Inc., DoorDash, Inc. – Class A, and Chipotle Mexican Grill, Inc. The holdings that detracted the most were Warner Bros. Discovery, Inc. – Series A, Bilibili, Inc. ADR, and AMC Entertainment Holdings, Inc. – Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Class A	September 1, 2004
Class C	May 3, 2001
Class H	June 3, 1998

Ten Largest Holdings	% of Total Net Assets
Netflix, Inc.	4.2%
Walt Disney Co.	4.2%
McDonald’s Corp.	3.7%
Comcast Corp. — Class A	3.6%
Philip Morris International, Inc.	3.2%
Starbucks Corp.	2.7%
Booking Holdings, Inc.	2.6%
Airbnb, Inc. — Class A	2.6%
Altria Group, Inc.	2.4%
Marriott International, Inc. — Class A	2.0%
Top Ten Total	31.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 91

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Shares	14.58%	5.22%	6.53%
Class A Shares	14.28%	4.96%	6.26%
Class A Shares with sales charge†	8.84%	3.94%	5.74%
Class C Shares	13.43%	4.17%	5.46%
Class C Shares with CDSC‡	12.43%	4.17%	5.46%
Class H Shares**	14.26%	4.96%	6.23%
S&P 500 Consumer Discretionary Index	28.73%	11.54%	12.56%
S&P 500 Index	29.88%	15.05%	12.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and Class A shares only; performance for Class C and Class H shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into Class H shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

92 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
LEISURE FUND

	Shares	Value
COMMON STOCKS† - 99.8%

Retail - 19.5%
McDonald’s Corp.	1,102	$310,709
Starbucks Corp.	2,459	224,728
Chipotle Mexican Grill, Inc. — Class A*	55	159,872
Yum! Brands, Inc.	986	136,709
Darden Restaurants, Inc.	587	98,117
Domino’s Pizza, Inc.	195	96,892
Restaurant Brands International, Inc.	999	79,371
Yum China Holdings, Inc.	1,960	77,988
Wingstop, Inc.	199	72,914
Texas Roadhouse, Inc. — Class A	470	72,601
Shake Shack, Inc. — Class A*	423	44,005
Wendy’s Co.	2,147	40,449
Bloomin’ Brands, Inc.	1,184	33,957
Brinker International, Inc.*	659	32,739
Papa John’s International, Inc.	479	31,901
Dave & Buster’s Entertainment, Inc.*	496	31,050
Cheesecake Factory, Inc.	798	28,848
Cracker Barrel Old Country Store, Inc.	396	28,801
Jack in the Box, Inc.	349	23,899
Total Retail		1,625,550

Internet - 17.4%
Netflix, Inc.*	584	354,681
Booking Holdings, Inc.	61	221,301
Airbnb, Inc. — Class A*	1,308	215,768
DoorDash, Inc. — Class A*	1,074	147,911
Expedia Group, Inc.*	707	97,389
Spotify Technology S.A.*	360	95,004
Trip.com Group Ltd. ADR*	2,039	89,492
Sea Ltd. ADR*	1,537	82,552
Bilibili, Inc. ADR*,1	7,084	79,341
Roku, Inc.*	1,061	69,145
Total Internet		1,452,584

Media - 16.1%
Walt Disney Co.	2,864	350,439
Comcast Corp. — Class A	6,854	297,121
Charter Communications, Inc. — Class A*	433	125,843
Warner Bros Discovery, Inc.*	11,033	96,318
Fox Corp. — Class A	2,795	87,399
News Corp. — Class A	3,301	86,420
Liberty Broadband Corp. — Class C*	1,073	61,408
Paramount Global — Class B	5,010	58,968
New York Times Co. — Class A	1,325	57,266
Endeavor Group Holdings, Inc. — Class A	2,053	52,824
Nexstar Media Group, Inc. — Class A	234	40,316
Sirius XM Holdings, Inc.[1]	7,399	28,708
Total Media		1,343,030

Entertainment - 10.8%
DraftKings, Inc. — Class A*	2,212	100,447
Live Nation Entertainment, Inc.*	869	91,914
Warner Music Group Corp. — Class A	2,681	88,527
TKO Group Holdings, Inc.	872	75,350
Caesars Entertainment, Inc.*	1,552	67,884
Light & Wonder, Inc. — Class A*	654	66,767
Churchill Downs, Inc.	538	66,577
Vail Resorts, Inc.	285	63,507
Red Rock Resorts, Inc. — Class A	863	51,625
Marriott Vacations Worldwide Corp.	409	44,062
Penn Entertainment, Inc.*	1,983	36,110
International Game Technology plc	1,461	33,004
United Parks & Resorts, Inc.*	581	32,658
Cinemark Holdings, Inc.*	1,718	30,872
Six Flags Entertainment Corp.*	1,149	30,242
AMC Entertainment Holdings, Inc. — Class A*,1	4,772	17,751
Total Entertainment		897,297

Lodging - 9.8%
Marriott International, Inc. — Class A	677	170,814
Hilton Worldwide Holdings, Inc.	775	165,315
Las Vegas Sands Corp.	1,861	96,214
Hyatt Hotels Corp. — Class A	561	89,547
MGM Resorts International*	1,635	77,188
Wynn Resorts Ltd.	670	68,494
Wyndham Hotels & Resorts, Inc.	717	55,030
Boyd Gaming Corp.	721	48,538
Choice Hotels International, Inc.[1]	342	43,211
Total Lodging		814,351

Leisure Time - 7.3%
Royal Caribbean Cruises Ltd.*	942	130,947
Carnival Corp.*	5,927	96,847
Norwegian Cruise Line Holdings Ltd.*	3,208	67,143
Brunswick Corp.	605	58,395
Harley-Davidson, Inc.	1,248	54,588
Polaris, Inc.	522	52,263
Planet Fitness, Inc. — Class A*	804	50,355
YETI Holdings, Inc.*	1,043	40,208
Topgolf Callaway Brands Corp.*	2,225	35,978
Peloton Interactive, Inc. — Class A*	5,647	24,197
Total Leisure Time		610,921

Agriculture - 6.5%
Philip Morris International, Inc.	2,887	264,507
Altria Group, Inc.	4,575	199,561
British American Tobacco plc ADR	2,627	80,124
Total Agriculture		544,192

Software - 5.1%
Electronic Arts, Inc.	987	130,945
Take-Two Interactive Software, Inc.*	754	111,962
ROBLOX Corp. — Class A*	2,573	98,237
NetEase, Inc. ADR	798	82,569
Total Software		423,713

Beverages - 5.0%
Constellation Brands, Inc. — Class A	558	151,642
Brown-Forman Corp. — Class B	2,081	107,421
Molson Coors Beverage Co. — Class B	1,212	81,507

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
LEISURE FUND

	Shares	Value
Anheuser-Busch InBev S.A. ADR[1]	1,248	$75,854
Total Beverages		416,424

Toys, Games & Hobbies - 1.4%
Hasbro, Inc.	1,117	63,133
Mattel, Inc.*	2,936	58,162
Total Toys, Games & Hobbies		121,295

Food Service - 0.8%
Aramark	2,006	65,235

Commercial Services - 0.1%
Sabre Corp.*	4,558	11,030

Total Common Stocks
(Cost $4,790,137)		8,325,622

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$22,284	22,284
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	8,571	8,571
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	7,769	7,769
Total Repurchase Agreements
(Cost $38,624)		38,624
SECURITIES LENDING COLLATERAL†,3 - 1.3%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[4]	105,185	105,185
Total Securities Lending Collateral
(Cost $105,185)		105,185

Total Investments - 101.6%
(Cost $4,933,946)		$8,469,431
Other Assets & Liabilities, net - (1.6)%		(130,104)
Total Net Assets - 100.0%		$8,339,327

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2024.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,325,622	$—	$—	$8,325,622
Repurchase Agreements	—	38,624	—	38,624
Securities Lending Collateral	105,185	—	—	105,185
Total Assets	$8,430,807	$38,624	$—	$8,469,431

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $97,241 of securities loaned (cost $4,895,322)	$8,430,807
Repurchase agreements, at value (cost $38,624)	38,624
Cash	1,401
Receivables:
Dividends	12,977
Fund shares sold	1,176
Securities lending income	519
Interest	23
Total assets	8,485,527

Liabilities:
Payable for:
Return of securities lending collateral	105,185
Fund shares redeemed	21,893
Management fees	6,114
Transfer agent fees	3,778
Distribution and service fees	968
Portfolio accounting and administration fees	737
Trustees’ fees*	95
Miscellaneous	7,430
Total liabilities	146,200
Net assets	$8,339,327

Net assets consist of:
Paid in capital	$7,008,078
Total distributable earnings (loss)	1,331,249
Net assets	$8,339,327

Investor Class:
Net assets	$4,785,549
Capital shares outstanding	57,311
Net asset value per share	$83.50

Class A:
Net assets	$1,894,354
Capital shares outstanding	25,251
Net asset value per share	$75.02
Maximum offering price per share (Net asset value divided by 95.25%)	$78.76

Class C:
Net assets	$277,426
Capital shares outstanding	4,394
Net asset value per share	$63.14

Class H:
Net assets	$1,381,998
Capital shares outstanding	19,009
Net asset value per share	$72.70

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $861)	$181,540
Interest	3,372
Income from securities lending, net	46,096
Total investment income	231,008

Expenses:
Management fees	110,626
Distribution and service fees:
Class A	5,990
Class C	3,020
Class H	4,212
Transfer agent fees	28,528
Portfolio accounting and administration fees	19,838
Registration fees	15,911
Professional fees	4,836
Trustees’ fees*	2,797
Custodian fees	1,993
Miscellaneous	1,402
Total expenses	199,153
Less:
Expenses reimbursed by Adviser	(3,557)
Net expenses	195,596
Net investment income	35,412

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	445,439
Net realized gain	445,439
Net change in unrealized appreciation (depreciation) on:
Investments	(86,095)
Net change in unrealized appreciation (depreciation)	(86,095)
Net realized and unrealized gain	359,344
Net increase in net assets resulting from operations	$394,756

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$35,412	$7,181
Net realized gain (loss) on investments	445,439	(1,130,794)
Net change in unrealized appreciation (depreciation) on investments	(86,095)	(460,307)
Net increase (decrease) in net assets resulting from operations	394,756	(1,583,920)

Distributions to shareholders:
Investor Class	(4,283)	—
Class A	(1,567)	—
Class C	(220)	—
Class H	(1,111)	—
Total distributions to shareholders	(7,181)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	28,182,518	32,776,086
Class A	320,756	119,240
Class C	19,815	30,193
Class H	1,246,731	348,684
Distributions reinvested
Investor Class	4,166	—
Class A	1,122	—
Class C	220	—
Class H	1,103	—
Cost of shares redeemed
Investor Class	(43,870,062)	(16,932,942)
Class A	(1,314,667)	(1,360,710)
Class C	(96,413)	(226,825)
Class H	(1,868,660)	(383,917)
Net increase (decrease) from capital share transactions	(17,373,371)	14,369,809
Net increase (decrease) in net assets	(16,985,796)	12,785,889

Net assets:
Beginning of year	25,325,123	12,539,234
End of year	$8,339,327	$25,325,123

Capital share activity:
Shares sold
Investor Class	368,511	454,555
Class A	4,855	1,902
Class C	347	575
Class H	19,672	5,556
Shares issued from reinvestment of distributions
Investor Class	54	—
Class A	16	—
Class C	4	—
Class H	16	—
Shares redeemed
Investor Class	(594,121)	(241,133)
Class A	(19,188)	(22,358)
Class C	(1,664)	(4,407)
Class H	(28,613)	(6,410)
Net increase (decrease) in shares	(250,111)	188,280

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$72.93	$80.27	$100.94	$53.01	$68.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	.21	(.44)	(.34)	.08
Net gain (loss) on investments (realized and unrealized)	10.35	(7.55)	(14.80)	48.27	(15.86)
Total from investment operations	10.62	(7.34)	(15.24)	47.93	(15.78)
Less distributions from:
Net investment income	(.05)	—	—	—	(.19)
Net realized gains	—	—	(5.43)	—	—
Total distributions	(.05)	—	(5.43)	—	(.19)
Net asset value, end of period	$83.50	$72.93	$80.27	$100.94	$53.01

Total Return	14.58%	(9.14%)	(15.52%)	90.42%	(22.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,786	$20,629	$5,574	$40,995	$2,839
Ratios to average net assets:
Net investment income (loss)	0.36%	0.30%	(0.45%)	(0.39%)	0.11%
Total expenses	1.43%	1.39%	1.36%	1.41%	1.48%
Net expenses[b]	1.40%	1.39%	1.36%	1.41%	1.48%
Portfolio turnover rate	214%	145%	168%	144%	369%

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$65.70	$72.50	$91.96	$48.41	$63.17
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	(.12)	(.51)	(.41)	.01
Net gain (loss) on investments (realized and unrealized)	9.27	(6.68)	(13.52)	43.96	(14.58)
Total from investment operations	9.37	(6.80)	(14.03)	43.55	(14.57)
Less distributions from:
Net investment income	(.05)	—	—	—	(.19)
Net realized gains	—	—	(5.43)	—	—
Total distributions	(.05)	—	(5.43)	—	(.19)
Net asset value, end of period	$75.02	$65.70	$72.50	$91.96	$48.41

Total Return[c]	14.28%	(9.38%)	(15.72%)	89.96%	(23.15%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,894	$2,600	$4,351	$4,291	$816
Ratios to average net assets:
Net investment income (loss)	0.15%	(0.20%)	(0.59%)	(0.56%)	0.02%
Total expenses	1.68%	1.64%	1.61%	1.68%	1.73%
Net expenses[b]	1.65%	1.64%	1.61%	1.68%	1.73%
Portfolio turnover rate	214%	145%	168%	144%	369%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

LEISURE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$55.72	$61.94	$80.01	$42.44	$55.82
Income (loss) from investment operations:
Net investment income (loss)[a]	(.35)	(.50)	(1.04)	(.87)	(.42)
Net gain (loss) on investments (realized and unrealized)	7.82	(5.72)	(11.60)	38.44	(12.77)
Total from investment operations	7.47	(6.22)	(12.64)	37.57	(13.19)
Less distributions from:
Net investment income	(.05)	—	—	—	(.19)
Net realized gains	—	—	(5.43)	—	—
Total distributions	(.05)	—	(5.43)	—	(.19)
Net asset value, end of period	$63.14	$55.72	$61.94	$80.01	$42.44

Total Return[c]	13.43%	(10.04%)	(16.35%)	88.52%	(23.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$277	$318	$591	$942	$398
Ratios to average net assets:
Net investment income (loss)	(0.60%)	(0.96%)	(1.38%)	(1.36%)	(0.74%)
Total expenses	2.43%	2.39%	2.36%	2.44%	2.48%
Net expenses[b]	2.40%	2.39%	2.36%	2.44%	2.48%
Portfolio turnover rate	214%	145%	168%	144%	369%

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$63.67	$70.26	$89.30	$47.01	$61.36
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	(.10)	(.59)	(.40)	(.01)
Net gain (loss) on investments (realized and unrealized)	8.98	(6.49)	(13.02)	42.69	(14.15)
Total from investment operations	9.08	(6.59)	(13.61)	42.29	(14.16)
Less distributions from:
Net investment income	(.05)	—	—	—	(.19)
Net realized gains	—	—	(5.43)	—	—
Total distributions	(.05)	—	(5.43)	—	(.19)
Net asset value, end of period	$72.70	$63.67	$70.26	$89.30	$47.01

Total Return	14.26%	(9.38%)	(15.72%)	89.96%	(23.17%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,382	$1,779	$2,023	$6,594	$976
Ratios to average net assets:
Net investment income (loss)	0.15%	(0.16%)	(0.69%)	(0.55%)	(0.01%)
Total expenses	1.68%	1.64%	1.61%	1.68%	1.72%
Net expenses[b]	1.65%	1.64%	1.61%	1.68%	1.72%
Portfolio turnover rate	214%	145%	168%	144%	369%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[c]	Total return does not reflect the impact of any applicable sales charges.

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“Precious Metals Companies”).

For the Reporting Period, Precious Metals Fund Investor Class returned -3.46%, compared with the S&P 500 Index, which returned 29.88%. The S&P 500 Materials Index returned 17.57%.

The only industry that contributed was copper. Those that detracted the most were silver, precious metals & minerals, and gold.

The holdings that contributed the most to performance were Harmony Gold Mining Co Ltd. ADR, Freeport-McMoRan, Inc., and Agnico Eagle Mines Ltd. The holdings that detracted the most were SSR Mining, Inc., Newmont Corp., and Sibanye Stillwater Ltd. ADR.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	December 1, 1993
Class A	September 1, 2004
Class C	April 27, 2001
Class H	August 1, 2003

Ten Largest Holdings	% of Total Net Assets
Freeport-McMoRan, Inc.	11.6%
Newmont Corp.	8.8%
Agnico Eagle Mines Ltd.	7.4%
Barrick Gold Corp.	7.3%
Wheaton Precious Metals Corp.	6.3%
Royal Gold, Inc.	3.9%
Franco-Nevada Corp.	3.9%
Kinross Gold Corp.	3.9%
Gold Fields Ltd. ADR	3.8%
Anglogold Ashanti plc	3.8%
Top Ten Total	60.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 99

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Shares	(3.46%)	10.35%	3.26%
Class A Shares	(3.68%)	10.08%	2.99%
Class A Shares with sales charge†	(8.25%)	9.01%	2.49%
Class C Shares	(4.43%)	9.26%	2.23%
Class C Shares with CDSC‡	(5.34%)	9.26%	2.23%
Class H Shares**	(3.71%)	10.09%	2.94%
S&P 500 Materials Index	17.57%	13.30%	9.23%
S&P 500 Index	29.88%	15.05%	12.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and Class A shares only; performance for Class C and Class H shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into Class H shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

100 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
PRECIOUS METALS FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Mining - 99.5%
Freeport-McMoRan, Inc.	151,195	$7,109,189
Newmont Corp.	151,162	5,417,646
Agnico Eagle Mines Ltd.	76,317	4,552,309
Barrick Gold Corp.	268,998	4,476,127
Wheaton Precious Metals Corp.	82,292	3,878,422
Royal Gold, Inc.	19,698	2,399,413
Franco-Nevada Corp.	19,982	2,381,055
Kinross Gold Corp.	386,667	2,370,269
Gold Fields Ltd. ADR	148,018	2,352,006
Anglogold Ashanti plc[1]	105,033	2,331,733
Alamos Gold, Inc. — Class A	139,713	2,060,767
Pan American Silver Corp.	130,260	1,964,321
Eldorado Gold Corp.*	105,261	1,481,022
Hecla Mining Co.	302,569	1,455,357
Osisko Gold Royalties Ltd.	87,754	1,440,921
Sibanye Stillwater Ltd. ADR[1]	296,421	1,396,143
Harmony Gold Mining Company Ltd. ADR	160,821	1,313,908
B2Gold Corp.	480,909	1,255,172
Equinox Gold Corp.*	204,146	1,228,959
First Majestic Silver Corp.	183,284	1,077,710
Sandstorm Gold Ltd.	204,252	1,072,323
IAMGOLD Corp.*	290,334	966,812
Coeur Mining, Inc.*	251,725	949,003
Fortuna Silver Mines, Inc.*	240,153	895,771
Seabridge Gold, Inc.*	58,620	886,334
MAG Silver Corp.*	83,039	878,553
SilverCrest Metals, Inc.*	130,522	869,276
SSR Mining, Inc.	170,107	758,677
Novagold Resources, Inc.*	197,625	592,875
Silvercorp Metals, Inc.	169,399	552,241
Gatos Silver, Inc.*	62,460	524,039
Endeavour Silver Corp.*,1	156,189	376,415
Total Mining		61,264,768

Total Common Stocks
(Cost $44,487,215)		61,264,768

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$168,613	168,613
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	64,851	64,851
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	58,782	58,782
Total Repurchase Agreements
(Cost $292,246)		292,246

	Shares
SECURITIES LENDING COLLATERAL†,3 - 3.8%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[4]	2,309,160	2,309,160
Total Securities Lending Collateral
(Cost $2,309,160)		2,309,160

Total Investments - 103.8%
(Cost $47,088,621)		$63,866,174
Other Assets & Liabilities, net - (3.8)%		(2,316,705)
Total Net Assets - 100.0%		$61,549,469

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2024.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
PRECIOUS METALS FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$61,264,768	$—	$—	$61,264,768
Repurchase Agreements	—	292,246	—	292,246
Securities Lending Collateral	2,309,160	—	—	2,309,160
Total Assets	$63,573,928	$292,246	$—	$63,866,174

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $2,218,140 of securities loaned (cost $46,796,375)	$63,573,928
Repurchase agreements, at value (cost $292,246)	292,246
Cash	25,596
Receivables:
Fund shares sold	9,100,854
Dividends	3,024
Foreign tax reclaims	1,430
Interest	172
Securities lending income	136
Total assets	72,997,386

Liabilities:
Payable for:
Securities purchased	8,865,949
Return of securities lending collateral	2,309,160
Fund shares redeemed	176,293
Management fees	31,825
Transfer agent fees	19,925
Portfolio accounting and administration fees	4,349
Distribution and service fees	2,633
Trustees’ fees*	477
Miscellaneous	37,306
Total liabilities	11,447,917
Net assets	$61,549,469

Net assets consist of:
Paid in capital	$115,272,789
Total distributable earnings (loss)	(53,723,320)
Net assets	$61,549,469

Investor Class:
Net assets	$51,211,159
Capital shares outstanding	1,470,431
Net asset value per share	$34.83

Class A:
Net assets	$7,146,098
Capital shares outstanding	221,068
Net asset value per share	$32.33
Maximum offering price per share (Net asset value divided by 95.25%)	$33.94

Class C:
Net assets	$1,025,602
Capital shares outstanding	40,679
Net asset value per share	$25.21

Class H:
Net assets	$2,166,610
Capital shares outstanding	69,867
Net asset value per share	$31.01

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $115,239)	$857,664
Interest	28,246
Income from securities lending, net	8,213
Total investment income	894,123

Expenses:
Management fees	447,856
Distribution and service fees:
Class A	18,928
Class C	13,327
Class H	5,889
Transfer agent fees	130,778
Portfolio accounting and administration fees	91,019
Registration fees	64,184
Professional fees	25,516
Trustees’ fees*	11,651
Custodian fees	8,440
Line of credit fees	410
Miscellaneous	15,152
Total expenses	833,150
Less:
Expenses reimbursed by Adviser	(16,416)
Net expenses	816,734
Net investment income	77,389

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments**	(3,579,215)
Foreign currency transactions	(2)
Net realized loss	(3,579,217)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,840,129)
Net change in unrealized appreciation (depreciation)	(2,840,129)
Net realized and unrealized loss	(6,419,346)
Net decrease in net assets resulting from operations	$(6,341,957)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**

Includes $276,532 of realized gains from the expiration of deferred foreign tax liabilities on capital gains from sales of Peruvian securities prior to 2018. See Note 1(c) in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$77,389	$296,552
Net realized loss on investments	(3,579,217)	(3,305,647)
Net change in unrealized appreciation (depreciation) on investments	(2,840,129)	(21,862,013)
Net decrease in net assets resulting from operations	(6,341,957)	(24,871,108)

Distributions to shareholders:
Investor Class	(1,400,288)	(2,803,065)
Class A	(280,268)	(569,109)
Class C	(63,185)	(131,374)
Class H	(78,773)	(232,336)
Total distributions to shareholders	(1,822,514)	(3,735,884)

Capital share transactions:
Proceeds from sale of shares
Investor Class	313,283,695	424,056,776
Class A	2,870,709	8,446,979
Class C	691,727	1,037,950
Class H	2,898,452	5,325,957
Distributions reinvested
Investor Class	1,350,549	2,726,426
Class A	272,009	551,816
Class C	63,121	129,839
Class H	78,773	229,110
Cost of shares redeemed
Investor Class	(330,913,484)	(391,469,073)
Class A	(3,922,482)	(9,098,155)
Class C	(1,371,976)	(993,146)
Class H	(3,056,070)	(5,860,563)
Net increase (decrease) from capital share transactions	(17,754,977)	35,083,916
Net increase (decrease) in net assets	(25,919,448)	6,476,924

Net assets:
Beginning of year	87,468,917	80,991,993
End of year	$61,549,469	$87,468,917

Capital share activity:
Shares sold
Investor Class	9,492,990	11,588,025
Class A	90,664	245,322
Class C	26,656	37,585
Class H	92,253	168,402
Shares issued from reinvestment of distributions
Investor Class	43,176	80,378
Class A	9,363	17,424
Class C	2,779	5,150
Class H	2,826	7,529
Shares redeemed
Investor Class	(10,049,980)	(10,998,582)
Class A	(127,787)	(272,588)
Class C	(54,849)	(37,351)
Class H	(102,337)	(191,476)
Net increase (decrease) in shares	(574,246)	649,818

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$37.47	$47.98	$44.22	$26.50	$26.14
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.18	.16	(.06)	(.12)
Net gain (loss) on investments (realized and unrealized)	(1.50)	(8.26)	6.21	18.28	1.23 [d]
Total from investment operations	(1.44)	(8.08)	6.37	18.22	1.11
Less distributions from:
Net investment income	(1.20)	(2.43)	(2.61)	(.50)	(.75)
Total distributions	(1.20)	(2.43)	(2.61)	(.50)	(.75)
Net asset value, end of period	$34.83	$37.47	$47.98	$44.22	$26.50

Total Return	(3.46%)	(16.34%)	15.84%	68.71%	3.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,211	$74,345	$63,069	$87,174	$46,153
Ratios to average net assets:
Net investment income (loss)	0.19%	0.48%	0.35%	(0.13%)	(0.40%)
Total expenses	1.33%	1.30%	1.26%	1.34%	1.38%
Net expenses[b]	1.30%	1.30%	1.26%	1.34%	1.38%
Portfolio turnover rate	387%	424%	114%	281%	277%

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$34.96	$45.09	$41.82	$25.14	$24.89
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	.08	.04	(.17)	(.19)
Net gain (loss) on investments (realized and unrealized)	(1.42)	(7.78)	5.84	17.35	1.19 [d]
Total from investment operations	(1.43)	(7.70)	5.88	17.18	1.00
Less distributions from:
Net investment income	(1.20)	(2.43)	(2.61)	(.50)	(.75)
Total distributions	(1.20)	(2.43)	(2.61)	(.50)	(.75)
Net asset value, end of period	$32.33	$34.96	$45.09	$41.82	$25.14

Total Return[c]	(3.68%)	(16.54%)	15.57%	68.28%	3.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,146	$8,698	$11,664	$18,801	$12,803
Ratios to average net assets:
Net investment income (loss)	(0.02%)	0.23%	0.08%	(0.41%)	(0.67%)
Total expenses	1.58%	1.54%	1.51%	1.59%	1.63%
Net expenses[b]	1.55%	1.54%	1.51%	1.59%	1.63%
Portfolio turnover rate	387%	424%	114%	281%	277%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$27.77	$36.75	$34.86	$21.16	$21.19
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.13)	(.21)	(.43)	(.35)
Net gain (loss) on investments (realized and unrealized)	(1.17)	(6.42)	4.71	14.63	1.07 [d]
Total from investment operations	(1.36)	(6.55)	4.50	14.20	.72
Less distributions from:
Net investment income	(1.20)	(2.43)	(2.61)	(.50)	(.75)
Total distributions	(1.20)	(2.43)	(2.61)	(.50)	(.75)
Net asset value, end of period	$25.21	$27.77	$36.75	$34.86	$21.16

Total Return[c]	(4.43%)	(17.16%)	14.70%	67.04%	2.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,026	$1,836	$2,231	$2,086	$1,686
Ratios to average net assets:
Net investment income (loss)	(0.76%)	(0.48%)	(0.59%)	(1.20%)	(1.41%)
Total expenses	2.33%	2.29%	2.26%	2.35%	2.38%
Net expenses[b]	2.30%	2.29%	2.26%	2.35%	2.38%
Portfolio turnover rate	387%	424%	114%	281%	277%

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$33.59	$43.46	$40.41	$24.30	$24.06
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	.06	.08	(.25)	(.22)
Net gain (loss) on investments (realized and unrealized)	(1.36)	(7.50)	5.58	16.86	1.21 [d]
Total from investment operations	(1.38)	(7.44)	5.66	16.61	.99
Less distributions from:
Net investment income	(1.20)	(2.43)	(2.61)	(.50)	(.75)
Total distributions	(1.20)	(2.43)	(2.61)	(.50)	(.75)
Net asset value, end of period	$31.01	$33.59	$43.46	$40.41	$24.30

Total Return	(3.71%)	(16.54%)	15.57%	68.30%	3.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,167	$2,591	$4,028	$2,628	$1,830
Ratios to average net assets:
Net investment income (loss)	(0.05%)	0.18%	0.20%	(0.59%)	(0.78%)
Total expenses	1.58%	1.54%	1.51%	1.60%	1.63%
Net expenses[b]	1.55%	1.54%	1.51%	1.60%	1.63%
Portfolio turnover rate	387%	424%	114%	281%	277%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of investments of the Fund.

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

For the Reporting Period, Real Estate Fund Class H returned 9.33%, compared with the S&P 500 Index, which returned 29.88%. The MSCI U.S. REIT Index returned 10.37%.

The industries that contributed the most to performance were office REITs, data center REITs, and retail REITs. Those that detracted the most were telecom tower REITs, self-storage REITs, and diversified REITs.

The holdings that contributed the most to performance were Digital Realty Trust, Inc., Simon Property Group, Inc., and Welltower, Inc. Those that detracted the most were Crown Castle, Inc., WP Carey, Inc., and Medical Properties Trust, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Class A	September 1, 2004
Class C	February 20, 2004
Class H	February 20, 2004

Ten Largest Holdings	% of Total Net Assets
Prologis, Inc.	3.8%
American Tower Corp. — Class A	3.3%
Equinix, Inc.	2.8%
Welltower, Inc.	2.6%
Simon Property Group, Inc.	2.5%
Realty Income Corp.	2.4%
Public Storage	2.4%
CoStar Group, Inc.	2.3%
Crown Castle, Inc.	2.3%
Digital Realty Trust, Inc.	2.3%
Top Ten Total	26.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 107

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Class A Shares	9.34%	1.57%	3.90%
Class A Shares with sales charge†	4.15%	0.58%	3.39%
Class C Shares	8.55%	0.96%	3.20%
Class C Shares with CDSC‡	7.55%	0.96%	3.20%
Class H Shares	9.33%	1.58%	3.90%
MSCI U.S. REIT Index	10.37%	4.14%	6.54%
S&P 500 Index	29.88%	15.05%	12.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Class H shares and Class A shares only; performance for Class C shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

108 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

REITs - 91.4%

REITs-Diversified - 23.5%
American Tower Corp. — Class A	411	$81,210
Equinix, Inc.	83	68,502
Crown Castle, Inc.	537	56,831
Digital Realty Trust, Inc.	391	56,320
VICI Properties, Inc.	1,624	48,379
Weyerhaeuser Co.	1,250	44,888
SBA Communications Corp.	191	41,390
Gaming and Leisure Properties, Inc.	648	29,853
WP Carey, Inc.	522	29,462
Lamar Advertising Co. — Class A	240	28,658
Vornado Realty Trust	703	20,225
National Storage Affiliates Trust	467	18,288
PotlatchDeltic Corp.	351	16,504
EPR Properties	356	15,112
Outfront Media, Inc.	800	13,432
Uniti Group, Inc.	1,608	9,487
Total REITs-Diversified		578,541

REITs-Apartments - 12.7%
AvalonBay Communities, Inc.	236	43,792
Equity Residential	657	41,463
Invitation Homes, Inc.	1,107	39,420
Essex Property Trust, Inc.	138	33,784
Mid-America Apartment Communities, Inc.	253	33,290
UDR, Inc.	798	29,853
American Homes 4 Rent — Class A	795	29,240
Camden Property Trust	280	27,552
Apartment Income REIT Corp.	557	18,086
Independence Realty Trust, Inc.	1,003	16,178
Total REITs-Apartments		312,658

REITs-Warehouse/Industries - 9.5%
Prologis, Inc.	715	93,107
Rexford Industrial Realty, Inc.	548	27,564
EastGroup Properties, Inc.	139	24,988
STAG Industrial, Inc.	606	23,295
First Industrial Realty Trust, Inc.	427	22,435
Americold Realty Trust, Inc.	893	22,254
Terreno Realty Corp.	317	21,049
Total REITs-Warehouse/Industries		234,692

REITs-Health Care - 8.7%
Welltower, Inc.	674	62,979
Ventas, Inc.	821	35,746
Healthpeak Properties, Inc.	1,501	28,144
Omega Healthcare Investors, Inc.	768	24,323
Healthcare Realty Trust, Inc.	1,446	20,461
Sabra Health Care REIT, Inc.	1,113	16,439
CareTrust REIT, Inc.	637	15,524
Medical Properties Trust, Inc.[1]	2,313	10,871
Total REITs-Health Care		214,487

REITs-Office Property - 7.2%
Alexandria Real Estate Equities, Inc.	317	40,864
Boston Properties, Inc.	408	26,647
Kilroy Realty Corp.	480	17,486
SL Green Realty Corp.	307	16,925
Cousins Properties, Inc.	685	16,467
Highwoods Properties, Inc.	558	14,608
LXP Industrial Trust	1,538	13,873
Douglas Emmett, Inc.	937	12,996
JBG SMITH Properties	628	10,079
Hudson Pacific Properties, Inc.	1,252	8,075
Total REITs-Office Property		178,020

REITs-Storage - 7.2%
Public Storage	202	58,592
Extra Space Storage, Inc.	327	48,069
Iron Mountain, Inc.	514	41,228
CubeSmart	608	27,494
Total REITs-Storage		175,383

REITs-Shopping Centers - 7.0%
Kimco Realty Corp.	1,584	31,062
Regency Centers Corp.	476	28,827
Federal Realty Investment Trust	243	24,815
Brixmor Property Group, Inc.	985	23,098
Phillips Edison & Company, Inc.	531	19,047
Kite Realty Group Trust	868	18,818
SITE Centers Corp.	982	14,386
Retail Opportunity Investments Corp.	828	10,615
Total REITs-Shopping Centers		170,668

REITs-Single Tenant - 5.0%
Realty Income Corp.	1,097	59,348
NNN REIT, Inc.	559	23,892
Agree Realty Corp.	358	20,449
Essential Properties Realty Trust, Inc.	704	18,769
Total REITs-Single Tenant		122,458

REITs-Hotels - 4.5%
Host Hotels & Resorts, Inc.	1,564	32,344
Ryman Hospitality Properties, Inc.	189	21,850
Park Hotels & Resorts, Inc.	919	16,073
Apple Hospitality REIT, Inc.	980	16,052
Sunstone Hotel Investors, Inc.	1,151	12,822
Pebblebrook Hotel Trust	732	11,280
Total REITs-Hotels		110,421

REITs-Regional Malls - 3.1%
Simon Property Group, Inc.	392	61,344
Tanger, Inc.	516	15,238
Total REITs-Regional Malls		76,582

REITs-Manufactured Homes - 2.5%
Sun Communities, Inc.	260	33,431
Equity LifeStyle Properties, Inc.	428	27,563
Total REITs-Manufactured Homes		60,994

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
REAL ESTATE FUND

	Shares	Value
Specialized REITs - 0.5%
DiamondRock Hospitality Co.	1,262	$12,128
Total REITs		2,247,032

Real Estate - 3.8%
Real Estate Management/Services - 3.8%
CBRE Group, Inc. — Class A*	485	47,161
Jones Lang LaSalle, Inc.*	98	19,119
Cushman & Wakefield plc*	1,206	12,615
Redfin Corp.*	1,123	7,468
eXp World Holdings, Inc.[1]	656	6,776
Total Real Estate Management/Services		93,139

Total Real Estate		93,139

Commercial Services - 2.3%
Research & Consulting Services - 2.3%
CoStar Group, Inc.*	592	57,187

Internet - 1.3%
E-Commerce/Services - 1.3%
Zillow Group, Inc. — Class C*	530	25,853
Opendoor Technologies, Inc.*	2,024	6,133
Total E-Commerce/Services		31,986

Total Internet		31,986

Telecommunications - 0.7%
Telecom Services - 0.7%
DigitalBridge Group, Inc.	810	15,609

Total Common Stocks
(Cost $1,815,113)		2,444,953

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$6,920	6,920
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	2,662	2,662
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	2,413	2,413
Total Repurchase Agreements
(Cost $11,995)		11,995

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.5%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[4]	13,316	13,316
Total Securities Lending Collateral
(Cost $13,316)		13,316

Total Investments - 100.5%
(Cost $1,840,424)		$2,470,264
Other Assets & Liabilities, net - (0.5)%		(12,204)
Total Net Assets - 100.0%		$2,458,060

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2024.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
REAL ESTATE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,444,953	$—	$—	$2,444,953
Repurchase Agreements	—	11,995	—	11,995
Securities Lending Collateral	13,316	—	—	13,316
Total Assets	$2,458,269	$11,995	$—	$2,470,264

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $12,485 of securities loaned (cost $1,828,429)	$2,458,269
Repurchase agreements, at value (cost $11,995)	11,995
Cash	2,795
Receivables:
Securities sold	23,725
Fund shares sold	13,059
Dividends	9,508
Securities lending income	14
Interest	7
Total assets	2,519,372

Liabilities:
Payable for:
Fund shares redeemed	42,826
Return of securities lending collateral	13,316
Management fees	1,670
Transfer agent fees	978
Distribution and service fees	560
Portfolio accounting and administration fees	201
Trustees’ fees*	22
Miscellaneous	1,739
Total liabilities	61,312
Net assets	$2,458,060

Net assets consist of:
Paid in capital	$9,281,426
Total distributable earnings (loss)	(6,823,366)
Net assets	$2,458,060

Class A:
Net assets	$340,227
Capital shares outstanding	9,041
Net asset value per share	$37.63
Maximum offering price per share (Net asset value divided by 95.25%)	$39.51

Class C:
Net assets	$108,770
Capital shares outstanding	3,526
Net asset value per share	$30.85

Class H:
Net assets	$2,009,063
Capital shares outstanding	53,501
Net asset value per share	$37.55

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends	$70,277
Interest	596
Income from securities lending, net	94
Total investment income	70,967

Expenses:
Management fees	19,189
Distribution and service fees:
Class A	876
Class C	1,123
Class H	4,486
Transfer agent fees	4,954
Portfolio accounting and administration fees	3,441
Registration fees	2,285
Professional fees	1,084
Custodian fees	495
Trustees’ fees*	411
Line of credit fees	97
Miscellaneous	678
Total expenses	39,119
Less:
Expenses reimbursed by Adviser	(733)
Net expenses	38,386
Net investment income	32,581

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(36,172)
Net realized loss	(36,172)
Net change in unrealized appreciation (depreciation) on:
Investments	194,275
Net change in unrealized appreciation (depreciation)	194,275
Net realized and unrealized gain	158,103
Net increase in net assets resulting from operations	$190,684

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$32,581	$54,116
Net realized loss on investments	(36,172)	(809,345)
Net change in unrealized appreciation (depreciation) on investments	194,275	(606,010)
Net increase (decrease) in net assets resulting from operations	190,684	(1,361,239)

Distributions to shareholders:
Class A	(6,465)	(16,248)
Class C	(2,581)	(5,699)
Class H	(45,070)	(69,671)
Total distributions to shareholders	(54,116)	(91,618)

Capital share transactions:
Proceeds from sale of shares
Class A	591,538	727,350
Class C	50,541	116,553
Class H	5,981,741	21,964,959
Distributions reinvested
Class A	6,454	16,248
Class C	2,581	5,586
Class H	43,900	69,314
Cost of shares redeemed
Class A	(774,547)	(1,065,206)
Class C	(69,641)	(269,249)
Class H	(6,169,856)	(55,408,046)
Net decrease from capital share transactions	(337,289)	(33,842,491)
Net decrease in net assets	(200,721)	(35,295,348)

Net assets:
Beginning of year	2,658,781	37,954,129
End of year	$2,458,060	$2,658,781

Capital share activity:
Shares sold
Class A	16,705	18,498
Class C	1,715	3,396
Class H	169,328	523,937
Shares issued from reinvestment of distributions
Class A	182	468
Class C	88	193
Class H	1,238	1,999
Shares redeemed
Class A	(21,815)	(25,859)
Class C	(2,401)	(7,546)
Class H	(175,501)	(1,242,549)
Net decrease in shares	(10,461)	(727,463)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$35.12	$47.38	$40.87	$30.70	$41.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.50	.65	.21	.32	.56
Net gain (loss) on investments (realized and unrealized)	2.74	(11.59)	6.48	13.33	(10.37)
Total from investment operations	3.24	(10.94)	6.69	13.65	(9.81)
Less distributions from:
Net investment income	(.73)	(1.32)	(.18)	(3.48)	(.73)
Total distributions	(.73)	(1.32)	(.18)	(3.48)	(.73)
Net asset value, end of period	$37.63	$35.12	$47.38	$40.87	$30.70

Total Return[b]	9.34%	(23.05%)	16.36%	45.79%	(24.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$340	$491	$988	$1,049	$781
Ratios to average net assets:
Net investment income (loss)	1.42%	1.65%	0.46%	0.87%	1.33%
Total expenses	1.69%	1.65%	1.61%	1.70%	1.72%
Net expenses[c]	1.66%	1.65%	1.61%	1.70%	1.72%
Portfolio turnover rate	249%	308%	380%	499%	539%

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$29.13	$39.90	$34.44	$26.48	$35.94
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	.31	(.09)	(.03)	.26
Net gain (loss) on investments (realized and unrealized)	2.25	(9.76)	5.73	11.47	(8.99)
Total from investment operations	2.45	(9.45)	5.64	11.44	(8.73)
Less distributions from:
Net investment income	(.73)	(1.32)	(.18)	(3.48)	(.73)
Total distributions	(.73)	(1.32)	(.18)	(3.48)	(.73)
Net asset value, end of period	$30.85	$29.13	$39.90	$34.44	$26.48

Total Return[b]	8.55%	(23.65%)	16.37%	44.71%	(24.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$109	$120	$322	$194	$430
Ratios to average net assets:
Net investment income (loss)	0.68%	0.94%	(0.22%)	(0.09%)	0.71%
Total expenses	2.44%	2.40%	2.36%	2.45%	2.47%
Net expenses[c]	2.41%	2.40%	2.36%	2.45%	2.47%
Portfolio turnover rate	249%	308%	380%	499%	539%

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$35.05	$47.28	$40.78	$30.63	$41.14
Income (loss) from investment operations:
Net investment income (loss)[a]	.53	.54	.22	.23	.55
Net gain (loss) on investments (realized and unrealized)	2.70	(11.45)	6.46	13.40	(10.33)
Total from investment operations	3.23	(10.91)	6.68	13.63	(9.78)
Less distributions from:
Net investment income	(.73)	(1.32)	(.18)	(3.48)	(.73)
Total distributions	(.73)	(1.32)	(.18)	(3.48)	(.73)
Net asset value, end of period	$37.55	$35.05	$47.28	$40.78	$30.63

Total Return	9.33%	(23.04%)	16.37%	45.83%	(24.27%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,009	$2,048	$36,643	$10,907	$2,284
Ratios to average net assets:
Net investment income (loss)	1.50%	1.33%	0.49%	0.60%	1.30%
Total expenses	1.70%	1.65%	1.62%	1.66%	1.72%
Net expenses[c]	1.66%	1.65%	1.62%	1.66%	1.72%
Portfolio turnover rate	249%	308%	380%	499%	539%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations, and other companies involved in selling products to consumers (“Retailing Companies”).

For the Reporting Period, Retailing Fund Investor Class returned 21.33%, compared with the S&P 500 Index, which returned 29.88%. The S&P 500 Consumer Discretionary Index returned 28.73%.

The industries that contributed the most to performance were broadline retail, automotive retail, and apparel retail. Those that detracted the most were drug retail, computer & electronics retail, and distributors.

The holdings that contributed the most to performance were Amazon.com, Inc., Costco Wholesale Corp., and PDD Holdings, Inc. ADR. Those that detracted the most were Farfetch Ltd. – Class A, Alibaba Group Holding Ltd. ADR, and JD.com, Inc. ADR.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Class A	September 1, 2004
Class C	May 9, 2001
Class H	April 21, 1998

Ten Largest Holdings	% of Total Net Assets
Amazon.com, Inc.	11.1%
Home Depot, Inc.	5.2%
Walmart, Inc.	4.3%
Lowe’s Companies, Inc.	4.2%
Costco Wholesale Corp.	4.1%
TJX Companies, Inc.	3.8%
Target Corp.	3.1%
O’Reilly Automotive, Inc.	2.8%
PDD Holdings, Inc. ADR	2.4%
Ross Stores, Inc.	2.4%
Top Ten Total	43.4%

“Ten Largest Holdings” excludes any temporary cash investments.

116 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Shares	21.33%	10.83%	9.07%
Class A Shares	21.03%	10.55%	8.83%
Class A Shares with sales charge†	15.28%	9.48%	8.30%
Class C Shares	20.11%	9.71%	8.00%
Class C Shares with CDSC‡	19.11%	9.71%	8.00%
Class H Shares**	21.02%	10.54%	8.79%
S&P 500 Consumer Discretionary Index	28.73%	11.54%	12.56%
S&P 500 Index	29.88%	15.05%	12.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and Class A shares only; performance for Class C and Class H shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into Class H shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS	March 31, 2024
RETAILING FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Retail - 69.0%
Home Depot, Inc.	1,309	$502,132
Walmart, Inc.	6,961	418,843
Lowe’s Companies, Inc.	1,612	410,625
Costco Wholesale Corp.	541	396,353
TJX Companies, Inc.	3,648	369,980
Target Corp.	1,731	306,750
O’Reilly Automotive, Inc.*	244	275,447
Ross Stores, Inc.	1,588	233,055
Dollar General Corp.	1,239	193,358
Tractor Supply Co.	699	182,942
Williams-Sonoma, Inc.	524	166,386
Dollar Tree, Inc.*	1,239	164,973
AutoZone, Inc.*	52	163,886
Ulta Beauty, Inc.*	312	163,138
Genuine Parts Co.	1,005	155,705
Dick’s Sporting Goods, Inc.	685	154,029
Best Buy Company, Inc.	1,632	133,873
Walgreens Boots Alliance, Inc.	6,126	132,873
CarMax, Inc.*	1,478	128,748
Burlington Stores, Inc.*	552	128,169
Bath & Body Works, Inc.	2,401	120,098
Floor & Decor Holdings, Inc. — Class A*	924	119,769
Gap, Inc.	3,728	102,706
BJ’s Wholesale Club Holdings, Inc.*	1,335	100,993
Five Below, Inc.*	541	98,127
Murphy USA, Inc.	224	93,901
Abercrombie & Fitch Co. — Class A*	672	84,222
AutoNation, Inc.*	505	83,618
Advance Auto Parts, Inc.	942	80,155
RH*	225	78,358
Macy’s, Inc.	3,814	76,242
Ollie’s Bargain Outlet Holdings, Inc.*	955	75,989
American Eagle Outfitters, Inc.	2,862	73,811
Lithia Motors, Inc. — Class A	241	72,507
Academy Sports & Outdoors, Inc.	1,071	72,335
Signet Jewelers Ltd.	696	69,649
Carvana Co.*	770	67,691
Kohl’s Corp.	2,127	62,002
Urban Outfitters, Inc.*	1,339	58,139
Foot Locker, Inc.	2,023	57,655
Boot Barn Holdings, Inc.*	598	56,900
GameStop Corp. — Class A*,1	4,381	54,850
Nordstrom, Inc.	2,558	51,851
Victoria’s Secret & Co.*	2,620	50,776
National Vision Holdings, Inc.*	1,892	41,927
Leslie’s, Inc.*	4,874	31,681
Petco Health & Wellness Company, Inc.*	3,914	8,924
Total Retail		6,726,141

Internet - 25.7%
Amazon.com, Inc.*	5,980	1,078,672
PDD Holdings, Inc. ADR*	2,033	236,336
Alibaba Group Holding Ltd. ADR	2,787	201,667
JD.com, Inc. ADR	6,965	190,771
eBay, Inc.	3,353	176,971
MercadoLibre, Inc.*	112	169,340
Coupang, Inc.*	8,269	147,106
Wayfair, Inc. — Class A*	1,453	98,630
Etsy, Inc.*	1,374	94,421
Chewy, Inc. — Class A*	4,793	76,257
Beyond, Inc.*	1,192	42,805
Total Internet		2,512,976

Distribution & Wholesale - 2.6%
LKQ Corp.	2,398	128,077
Pool Corp.	311	125,489
Total Distribution & Wholesale		253,566

Software - 1.5%
Global-e Online Ltd*	3,967	144,201

Commercial Services - 0.8%
Valvoline, Inc.*	1,798	80,137

Total Common Stocks
(Cost $6,531,089)		9,717,021

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$26,101	26,101
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	10,039	10,039
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	9,099	9,099
Total Repurchase Agreements
(Cost $45,239)		45,239

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.4%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[4]	34,798	34,798
Total Securities Lending Collateral
(Cost $34,798)		34,798

Total Investments - 100.5%
(Cost $6,611,126)		$9,797,058
Other Assets & Liabilities, net - (0.5)%		(48,975)
Total Net Assets - 100.0%		$9,748,083

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
RETAILING FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2024.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,717,021	$—	$—	$9,717,021
Repurchase Agreements	—	45,239	—	45,239
Securities Lending Collateral	34,798	—	—	34,798
Total Assets	$9,751,819	$45,239	$—	$9,797,058

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $31,363 of securities loaned (cost $6,565,887)	$9,751,819
Repurchase agreements, at value (cost $45,239)	45,239
Cash	446
Receivables:
Fund shares sold	2,308,884
Dividends	5,252
Securities lending income	33
Interest	27
Total assets	12,111,700

Liabilities:
Payable for:
Securities purchased	2,290,584
Return of securities lending collateral	34,798
Fund shares redeemed	23,348
Management fees	5,352
Transfer agent fees	2,928
Portfolio accounting and administration fees	645
Distribution and service fees	305
Trustees’ fees*	72
Miscellaneous	5,585
Total liabilities	2,363,617
Net assets	$9,748,083

Net assets consist of:
Paid in capital	$8,656,493
Total distributable earnings (loss)	1,091,590
Net assets	$9,748,083

Investor Class:
Net assets	$8,533,485
Capital shares outstanding	165,931
Net asset value per share	$51.43

Class A:
Net assets	$750,183
Capital shares outstanding	15,708
Net asset value per share	$47.76
Maximum offering price per share (Net asset value divided by 95.25%)	$50.14

Class C:
Net assets	$70,809
Capital shares outstanding	1,770
Net asset value per share	$40.01

Class H:
Net assets	$393,606
Capital shares outstanding	8,470
Net asset value per share	$46.47

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $153)	$113,450
Interest	2,489
Income from securities lending, net	2,413
Total investment income	118,352

Expenses:
Management fees	75,419
Distribution and service fees:
Class A	1,936
Class C	1,127
Class H	1,014
Transfer agent fees	19,199
Portfolio accounting and administration fees	13,525
Registration fees	8,982
Professional fees	3,805
Trustees’ fees*	1,612
Custodian fees	1,404
Line of credit fees	136
Miscellaneous	2,819
Total expenses	130,978
Less:
Expenses reimbursed by Adviser	(2,650)
Net expenses	128,328
Net investment loss	(9,976)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	690,181
Net realized gain	690,181
Net change in unrealized appreciation (depreciation) on:
Investments	648,186
Net change in unrealized appreciation (depreciation)	648,186
Net realized and unrealized gain	1,338,367
Net increase in net assets resulting from operations	$1,328,391

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(9,976)	$(26,073)
Net realized gain (loss) on investments	690,181	(803,782)
Net change in unrealized appreciation (depreciation) on investments	648,186	(960,613)
Net increase (decrease) in net assets resulting from operations	1,328,391	(1,790,468)

Capital share transactions:
Proceeds from sale of shares
Investor Class	27,699,473	35,012,254
Class A	244,458	491,568
Class C	108,390	43,721
Class H	16,566	905,776
Cost of shares redeemed
Investor Class	(27,611,388)	(34,168,872)
Class A	(620,195)	(1,197,684)
Class C	(194,132)	(73,673)
Class H	(292,400)	(938,009)
Net increase (decrease) from capital share transactions	(649,228)	75,081
Net increase (decrease) in net assets	679,163	(1,715,387)

Net assets:
Beginning of year	9,068,920	10,784,307
End of year	$9,748,083	$9,068,920

Capital share activity:
Shares sold
Investor Class	622,418	829,827
Class A	6,259	12,925
Class C	3,140	1,362
Class H	425	24,999
Shares redeemed
Investor Class	(629,522)	(827,870)
Class A	(15,500)	(31,900)
Class C	(5,786)	(2,232)
Class H	(7,656)	(25,143)
Net decrease in shares	(26,222)	(18,032)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$42.39	$46.75	$57.11	$28.62	$33.46
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(.08)	(.30)	(.25)	(.06)
Net gain (loss) on investments (realized and unrealized)	9.07	(4.28)	(5.31)	28.74	(4.78)
Total from investment operations	9.04	(4.36)	(5.61)	28.49	(4.84)
Less distributions from:
Net realized gains	—	—	(4.75)	—	—
Total distributions	—	—	(4.75)	—	—
Net asset value, end of period	$51.43	$42.39	$46.75	$57.11	$28.62

Total Return	21.33%	(9.33%)	(10.94%)	99.55%	(14.47%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,533	$7,334	$7,998	$24,987	$3,316
Ratios to average net assets:
Net investment income (loss)	(0.08%)	(0.19%)	(0.53%)	(0.52%)	(0.17%)
Total expenses	1.43%	1.40%	1.36%	1.43%	1.47%
Net expenses[b]	1.40%	1.40%	1.36%	1.43%	1.47%
Portfolio turnover rate	299%	371%	214%	270%	228%

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$39.46	$43.64	$53.75	$27.00	$31.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.17)	(.42)	(.38)	(.13)
Net gain (loss) on investments (realized and unrealized)	8.41	(4.01)	(4.94)	27.13	(4.51)
Total from investment operations	8.30	(4.18)	(5.36)	26.75	(4.64)
Less distributions from:
Net realized gains	—	—	(4.75)	—	—
Total distributions	—	—	(4.75)	—	—
Net asset value, end of period	$47.76	$39.46	$43.64	$53.75	$27.00

Total Return[c]	21.03%	(9.58%)	(11.17%)	99.07%	(14.66%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$750	$985	$1,917	$2,133	$456
Ratios to average net assets:
Net investment income (loss)	(0.27%)	(0.45%)	(0.79%)	(0.83%)	(0.42%)
Total expenses	1.69%	1.65%	1.61%	1.67%	1.72%
Net expenses[b]	1.65%	1.65%	1.61%	1.67%	1.72%
Portfolio turnover rate	299%	371%	214%	270%	228%

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$33.31	$37.12	$46.74	$23.67	$27.95
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	(.39)	(.70)	(.62)	(.33)
Net gain (loss) on investments (realized and unrealized)	7.04	(3.42)	(4.17)	23.69	(3.95)
Total from investment operations	6.70	(3.81)	(4.87)	23.07	(4.28)
Less distributions from:
Net realized gains	—	—	(4.75)	—	—
Total distributions	—	—	(4.75)	—	—
Net asset value, end of period	$40.01	$33.31	$37.12	$46.74	$23.67

Total Return[c]	20.11%	(10.26%)	(11.84%)	97.47%	(15.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$71	$147	$196	$294	$230
Ratios to average net assets:
Net investment income (loss)	(1.01%)	(1.18%)	(1.54%)	(1.65%)	(1.16%)
Total expenses	2.43%	2.40%	2.36%	2.44%	2.48%
Net expenses[b]	2.40%	2.40%	2.36%	2.44%	2.48%
Portfolio turnover rate	299%	371%	214%	270%	228%

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$38.40	$42.47	$52.44	$26.35	$30.87
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	(.18)	(.38)	(.39)	(.20)
Net gain (loss) on investments (realized and unrealized)	8.17	(3.89)	(4.84)	26.48	(4.32)
Total from investment operations	8.07	(4.07)	(5.22)	26.09	(4.52)
Less distributions from:
Net realized gains	—	—	(4.75)	—	—
Total distributions	—	—	(4.75)	—	—
Net asset value, end of period	$46.47	$38.40	$42.47	$52.44	$26.35

Total Return	21.02%	(9.58%)	(11.18%)	99.01%	(14.64%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$394	$603	$673	$661	$345
Ratios to average net assets:
Net investment income (loss)	(0.26%)	(0.47%)	(0.73%)	(0.91%)	(0.64%)
Total expenses	1.68%	1.65%	1.60%	1.69%	1.72%
Net expenses[b]	1.65%	1.65%	1.60%	1.69%	1.72%
Portfolio turnover rate	299%	371%	214%	270%	228%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[c]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware, and peripherals companies (“Technology Companies”).

For the Reporting Period, Technology Fund Investor Class returned 39.06%, compared with the S&P 500 Index, which returned 29.88%. The S&P 500 Information Technology Index returned 46.01%.

The industries that contributed the most to performance were semiconductors, systems software, and application software. Those that detracted the most were electronic equipment & instruments and electrical components & equipment.

The holdings that contributed the most to performance were NVIDIA Corp., Meta Platforms, Inc. – Class A, and Microsoft Corp. Those that detracted the most were SolarEdge Technologies, Inc., Sea Ltd. ADR, and Enphase Energy, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 14, 1998
Class A	September 1, 2004
Class C	April 18, 2001
Class H	April 29, 1998

Ten Largest Holdings	% of Total Net Assets
Microsoft Corp.	6.0%
Apple, Inc.	5.3%
Alphabet, Inc. — Class A	4.8%
NVIDIA Corp.	4.8%
Meta Platforms, Inc. — Class A	3.6%
Broadcom, Inc.	2.5%
Salesforce, Inc.	1.8%
Advanced Micro Devices, Inc.	1.7%
Oracle Corp.	1.6%
Adobe, Inc.	1.5%
Top Ten Total	33.6%

“Ten Largest Holdings” excludes any temporary cash investments.

124 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Shares	39.06%	17.37%	15.75%
Class A Shares	38.72%	17.07%	15.47%
Class A Shares with sales charge†	32.13%	15.94%	14.91%
Class C Shares	37.69%	16.20%	14.61%
Class C Shares with CDSC‡	36.69%	16.20%	14.61%
Class H Shares**	38.72%	17.07%	15.43%
S&P 500 Information Technology Index	46.01%	25.39%	21.97%
S&P 500 Index	29.88%	15.05%	12.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and Class A shares only; performance for Class C and Class H shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into Class H shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS	March 31, 2024
TECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Software - 31.6%
Microsoft Corp.	7,030	$2,957,671
Salesforce, Inc.	2,924	880,650
Oracle Corp.	6,174	775,516
Adobe, Inc.*	1,472	742,771
Intuit, Inc.	1,067	693,550
ServiceNow, Inc.*	846	644,990
Synopsys, Inc.*	836	477,774
Cadence Design Systems, Inc.*	1,512	470,655
Workday, Inc. — Class A*	1,632	445,128
Roper Technologies, Inc.	726	407,170
Autodesk, Inc.*	1,512	393,755
Snowflake, Inc. — Class A*	2,168	350,349
Atlassian Corp. — Class A*	1,753	342,028
Palantir Technologies, Inc. — Class A*	14,271	328,376
Datadog, Inc. — Class A*	2,609	322,472
Electronic Arts, Inc.	2,328	308,856
NetEase, Inc. ADR	2,734	282,887
Cloudflare, Inc. — Class A*	2,869	277,805
Monday.com Ltd.*	1,177	265,849
Take-Two Interactive Software, Inc.*	1,783	264,758
HubSpot, Inc.*	406	254,383
PTC, Inc.*	1,272	240,332
ANSYS, Inc.*	691	239,888
ROBLOX Corp. — Class A*	6,079	232,096
Zoom Video Communications, Inc. — Class A*	3,360	219,643
MongoDB, Inc.*	606	217,336
AppLovin Corp. — Class A*	3,109	215,205
Akamai Technologies, Inc.*	1,883	204,795
Nutanix, Inc. — Class A*	3,225	199,047
DocuSign, Inc.*	3,155	187,880
Dynatrace, Inc.*	3,996	185,574
Manhattan Associates, Inc.*	741	185,420
Twilio, Inc. — Class A*	2,744	167,796
MicroStrategy, Inc. — Class A*	95	161,933
Gitlab, Inc. — Class A*	2,559	149,241
Dropbox, Inc. — Class A*	6,109	148,449
Confluent, Inc. — Class A*	4,767	145,489
BILL Holdings, Inc.*	2,018	138,677
Unity Software, Inc.*	5,132	137,024
ZoomInfo Technologies, Inc. — Class A*	7,496	120,161
Five9, Inc.*	1,783	110,742
C3.ai, Inc. — Class A*,1	3,099	83,890
Total Software		15,578,011

Semiconductors - 27.2%
NVIDIA Corp.	2,634	2,379,977
Broadcom, Inc.	931	1,233,957
Advanced Micro Devices, Inc.*	4,562	823,395
Intel Corp.	15,613	689,626
QUALCOMM, Inc.	4,071	689,220
Applied Materials, Inc.	3,260	672,310
Texas Instruments, Inc.	3,695	643,706
Micron Technology, Inc.	5,428	639,907
Lam Research Corp.	596	579,056
Analog Devices, Inc.	2,569	508,123
KLA Corp.	711	496,683
NXP Semiconductor N.V.	1,808	447,968
ASML Holding N.V. — Class G	401	389,159
Marvell Technology, Inc.	5,218	369,852
Taiwan Semiconductor Manufacturing Company Ltd. ADR	2,524	343,390
Microchip Technology, Inc.	3,811	341,885
ON Semiconductor Corp.*	3,550	261,103
STMicroelectronics N.V. — Class Y	5,949	257,235
Entegris, Inc.	1,647	231,469
Teradyne, Inc.	1,923	216,972
Skyworks Solutions, Inc.	1,988	215,340
Monolithic Power Systems, Inc.	270	182,903
Qorvo, Inc.*	1,467	168,456
Lattice Semiconductor Corp.*	2,053	160,606
MKS Instruments, Inc.	1,152	153,216
Rambus, Inc.*	2,073	128,132
GLOBALFOUNDRIES, Inc.*,1	2,013	104,897
Axcelis Technologies, Inc.*	661	73,715
Total Semiconductors		13,402,258

Computers - 16.2%
Apple, Inc.	15,332	2,629,131
International Business Machines Corp.	3,560	679,818
Crowdstrike Holdings, Inc. — Class A*	1,432	459,085
Dell Technologies, Inc. — Class C	3,730	425,630
Super Micro Computer, Inc.*	335	338,360
Fortinet, Inc.*	4,822	329,391
Check Point Software Technologies Ltd.*	1,883	308,831
Cognizant Technology Solutions Corp. — Class A	4,176	306,059
Accenture plc — Class A	876	303,630
HP, Inc.	9,248	279,474
Infosys Ltd. ADR	14,786	265,113
Western Digital Corp.*	3,735	254,876
Hewlett Packard Enterprise Co.	14,271	253,025
NetApp, Inc.	2,338	245,420
Seagate Technology Holdings plc	2,494	232,067
Zscaler, Inc.*	1,117	215,168
Pure Storage, Inc. — Class A*	3,836	199,434
Amdocs Ltd.	1,833	165,648
Lumentum Holdings, Inc.*	1,968	93,185
Total Computers		7,983,345

Internet - 14.8%
Alphabet, Inc. — Class A*	15,773	2,380,619
Meta Platforms, Inc. — Class A	3,630	1,762,655
Palo Alto Networks, Inc.*	1,733	492,397
Shopify, Inc. — Class A*	4,692	362,082
Baidu, Inc. ADR*	3,180	334,790
CDW Corp.	1,212	310,005
Sea Ltd. ADR*	5,072	272,417
Pinterest, Inc. — Class A*	7,180	248,931
VeriSign, Inc.*	1,112	210,735
Okta, Inc.*	1,993	208,508

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2024
TECHNOLOGY FUND

	Shares	Value
Snap, Inc. — Class A*	16,469	$189,064
Gen Digital, Inc.	8,312	186,189
F5, Inc.*	911	172,717
Match Group, Inc.*	4,592	166,598
Total Internet		7,297,707

Telecommunications - 3.7%
Cisco Systems, Inc.	14,431	720,251
Arista Networks, Inc.*	1,522	441,349
Motorola Solutions, Inc.	1,167	414,262
Corning, Inc.	8,132	268,031
Total Telecommunications		1,843,893

Electronics - 3.3%
Amphenol Corp. — Class A	3,826	441,329
TE Connectivity Ltd.	2,429	352,788
Keysight Technologies, Inc.*	1,738	271,789
Trimble, Inc.*	3,265	210,135
Jabil, Inc.	1,472	197,174
Flex Ltd.*	6,124	175,208
Total Electronics		1,648,423

Energy-Alternate Sources - 1.4%
SolarEdge Technologies, Inc.*	4,156	294,993
First Solar, Inc.*	1,297	218,934
Enphase Energy, Inc.*	1,627	196,834
Total Energy-Alternate Sources		710,761

Commercial Services - 1.1%
Gartner, Inc.*	666	317,462
Marathon Digital Holdings, Inc.*,1	5,723	129,225
Riot Platforms, Inc.*	7,240	88,618
Total Commercial Services		535,305

Office & Business Equipment - 0.3%
Zebra Technologies Corp. — Class A*	541	163,079

Total Common Stocks
(Cost $21,883,614)		49,162,782

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$165,598	165,598
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	63,691	63,691
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	57,731	57,731
Total Repurchase Agreements
(Cost $287,020)		287,020

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.3%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[4]	141,163	141,163
Total Securities Lending Collateral
(Cost $141,163)		141,163

Total Investments - 100.5%
(Cost $22,311,797)		$49,590,965
Other Assets & Liabilities, net - (0.5)%		(236,192)
Total Net Assets - 100.0%		$49,354,773

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2024.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
TECHNOLOGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$49,162,782	$—	$—	$49,162,782
Repurchase Agreements	—	287,020	—	287,020
Securities Lending Collateral	141,163	—	—	141,163
Total Assets	$49,303,945	$287,020	$—	$49,590,965

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $133,825 of securities loaned (cost $22,024,777)	$49,303,945
Repurchase agreements, at value (cost $287,020)	287,020
Cash	4,888
Receivables:
Fund shares sold	15,584
Dividends	15,202
Foreign tax reclaims	1,108
Securities lending income	254
Interest	169
Total assets	49,628,170

Liabilities:
Payable for:
Return of securities lending collateral	141,163
Management fees	36,192
Fund shares redeemed	22,048
Transfer agent fees	21,351
Distribution and service fees	4,843
Portfolio accounting and administration fees	4,364
Trustees’ fees*	552
Miscellaneous	42,884
Total liabilities	273,397
Net assets	$49,354,773

Net assets consist of:
Paid in capital	$23,545,007
Total distributable earnings (loss)	25,809,766
Net assets	$49,354,773

Investor Class:
Net assets	$36,091,993
Capital shares outstanding	188,276
Net asset value per share	$191.70

Class A:
Net assets	$8,986,756
Capital shares outstanding	51,921
Net asset value per share	$173.09
Maximum offering price per share (Net asset value divided by 95.25%)	$181.72

Class C:
Net assets	$3,023,324
Capital shares outstanding	20,910
Net asset value per share	$144.59

Class H:
Net assets	$1,252,700
Capital shares outstanding	7,437
Net asset value per share	$168.44

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $2,078)	$430,901
Interest	18,550
Income from securities lending, net	4,050
Total investment income	453,501

Expenses:
Management fees	487,287
Distribution and service fees:
Class A	19,552
Class C	27,602
Class H	3,910
Transfer agent fees	124,404
Portfolio accounting and administration fees	87,385
Registration fees	47,956
Professional fees	25,527
Trustees’ fees*	8,637
Custodian fees	7,958
Line of credit fees	198
Miscellaneous	34,874
Total expenses	875,290
Less:
Expenses reimbursed by Adviser	(20,798)
Net expenses	854,492
Net investment loss	(400,991)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,495,145
Net realized gain	4,495,145
Net change in unrealized appreciation (depreciation) on:
Investments	11,784,979
Net change in unrealized appreciation (depreciation)	11,784,979
Net realized and unrealized gain	16,280,124
Net increase in net assets resulting from operations	$15,879,133

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(400,991)	$(224,306)
Net realized gain on investments	4,495,145	2,648,828
Net change in unrealized appreciation (depreciation) on investments	11,784,979	(9,724,943)
Net increase (decrease) in net assets resulting from operations	15,879,133	(7,300,421)

Distributions to shareholders:
Investor Class	(1,548,617)	(915,758)
Class A	(227,970)	(308,843)
Class C	(91,187)	(159,211)
Class H	(87,573)	(51,262)
Total distributions to shareholders	(1,955,347)	(1,435,074)

Capital share transactions:
Proceeds from sale of shares
Investor Class	120,416,346	37,968,887
Class A	2,572,213	1,537,399
Class C	747,840	415,397
Class H	4,472,665	1,388,075
Distributions reinvested
Investor Class	1,514,370	873,134
Class A	226,883	307,295
Class C	90,293	158,242
Class H	87,101	50,898
Cost of shares redeemed
Investor Class	(119,846,391)	(41,421,053)
Class A	(2,736,773)	(2,195,787)
Class C	(1,447,009)	(1,143,360)
Class H	(4,714,179)	(1,407,924)
Net increase (decrease) from capital share transactions	1,383,359	(3,468,797)
Net increase (decrease) in net assets	15,307,145	(12,204,292)

Net assets:
Beginning of year	34,047,628	46,251,920
End of year	$49,354,773	$34,047,628

Capital share activity:
Shares sold
Investor Class	767,301	274,043
Class A	18,121	12,444
Class C	6,073	3,929
Class H	31,365	10,716
Shares issued from reinvestment of distributions
Investor Class	9,148	7,358
Class A	1,517	2,851
Class C	721	1,731
Class H	598	485
Shares redeemed
Investor Class	(755,479)	(305,989)
Class A	(18,662)	(18,151)
Class C	(12,187)	(10,922)
Class H	(32,507)	(12,220)
Net increase (decrease) in shares	16,009	(33,725)

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$141.40	$168.83	$177.69	$100.21	$101.77
Income (loss) from investment operations:
Net investment income (loss)[a]	(.97)	(.68)	(1.32)	(.96)	(.22)
Net gain (loss) on investments (realized and unrealized)	55.52	(20.64)	6.56	81.24	(.80)
Total from investment operations	54.55	(21.32)	5.24	80.28	(1.02)
Less distributions from:
Net realized gains	(4.25)	(6.11)	(14.10)	(2.80)	(.54)
Total distributions	(4.25)	(6.11)	(14.10)	(2.80)	(.54)
Net asset value, end of period	$191.70	$141.40	$168.83	$177.69	$100.21

Total Return	39.06%	(11.94%)	1.94%	80.31%	(1.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,092	$23,656	$32,397	$35,562	$23,190
Ratios to average net assets:
Net investment income (loss)	(0.61%)	(0.50%)	(0.68%)	(0.65%)	(0.20%)
Total expenses	1.44%	1.39%	1.36%	1.44%	1.47%
Net expenses[b]	1.40%	1.39%	1.36%	1.44%	1.47%
Portfolio turnover rate	211%	121%	175%	195%	165%

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$128.33	$154.37	$163.90	$92.79	$94.51
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.27)	(.93)	(1.68)	(1.24)	(.41)
Net gain (loss) on investments (realized and unrealized)	50.28	(19.00)	6.25	75.15	(.77)
Total from investment operations	49.01	(19.93)	4.57	73.91	(1.18)
Less distributions from:
Net realized gains	(4.25)	(6.11)	(14.10)	(2.80)	(.54)
Total distributions	(4.25)	(6.11)	(14.10)	(2.80)	(.54)
Net asset value, end of period	$173.09	$128.33	$154.37	$163.90	$92.79

Total Return[c]	38.72%	(12.16%)	1.69%	79.86%	(1.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,987	$6,538	$8,305	$9,190	$5,321
Ratios to average net assets:
Net investment income (loss)	(0.87%)	(0.75%)	(0.96%)	(0.90%)	(0.40%)
Total expenses	1.68%	1.64%	1.61%	1.69%	1.73%
Net expenses[b]	1.65%	1.64%	1.61%	1.69%	1.73%
Portfolio turnover rate	211%	121%	175%	195%	165%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$108.59	$132.87	$143.81	$82.23	$84.44
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.97)	(1.59)	(2.60)	(2.01)	(1.06)
Net gain (loss) on investments (realized and unrealized)	42.22	(16.58)	5.76	66.39	(.61)
Total from investment operations	40.25	(18.17)	3.16	64.38	(1.67)
Less distributions from:
Net realized gains	(4.25)	(6.11)	(14.10)	(2.80)	(.54)
Total distributions	(4.25)	(6.11)	(14.10)	(2.80)	(.54)
Net asset value, end of period	$144.59	$108.59	$132.87	$143.81	$82.23

Total Return[c]	37.69%	(12.82%)	0.92%	78.52%	(2.05%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,023	$2,856	$4,194	$6,214	$3,796
Ratios to average net assets:
Net investment income (loss)	(1.62%)	(1.51%)	(1.70%)	(1.65%)	(1.17%)
Total expenses	2.43%	2.39%	2.36%	2.44%	2.48%
Net expenses[b]	2.40%	2.39%	2.36%	2.44%	2.48%
Portfolio turnover rate	211%	121%	175%	195%	165%

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$124.98	$150.57	$160.17	$90.72	$92.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.26)	(.92)	(1.62)	(1.01)	(.47)
Net gain (loss) on investments (realized and unrealized)	48.97	(18.56)	6.12	73.26	(.67)
Total from investment operations	47.71	(19.48)	4.50	72.25	(1.14)
Less distributions from:
Net realized gains	(4.25)	(6.11)	(14.10)	(2.80)	(.54)
Total distributions	(4.25)	(6.11)	(14.10)	(2.80)	(.54)
Net asset value, end of period	$168.44	$124.98	$150.57	$160.17	$90.72

Total Return	38.72%	(12.17%)	1.68%	79.85%	(1.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,253	$997	$1,355	$1,734	$3,435
Ratios to average net assets:
Net investment income (loss)	(0.88%)	(0.76%)	(0.93%)	(0.83%)	(0.47%)
Total expenses	1.69%	1.64%	1.60%	1.74%	1.72%
Net expenses[b]	1.65%	1.64%	1.60%	1.74%	1.72%
Portfolio turnover rate	211%	121%	175%	195%	165%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[c]	Total return does not reflect the impact of any applicable sales charges.

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

For the Reporting Period, Telecommunications Fund Investor Class returned -0.91%, compared with the S&P 500 Index, which returned 29.88%. The S&P 500 Communication Services Index returned 49.76%.

The industries that contributed the most to performance were application software, integrated telecommunication services, and wireless telecommunication services. Those that detracted the most were alternative carriers and cable & satellite.

The holdings that contributed the most to performance were Arista Networks, Inc., Comcast Corp. – Class A, and Verizon Communications, Inc. Those that detracted the most were Iridium Communications, Inc., Liberty Broadband Corp. – Class C, and Viasat, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Class A	September 1, 2004
Class C	April 18, 2001
Class H	April 1, 1998

Ten Largest Holdings	% of Total Net Assets
Cisco Systems, Inc.	9.3%
Comcast Corp. — Class A	9.1%
Verizon Communications, Inc.	9.0%
AT&T, Inc.	7.8%
T-Mobile US, Inc.	6.9%
Motorola Solutions, Inc.	4.3%
Arista Networks, Inc.	4.2%
Charter Communications, Inc. — Class A	3.9%
Juniper Networks, Inc.	2.6%
F5, Inc.	2.5%
Top Ten Total	59.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 133

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Shares	(0.91%)	(0.93%)	1.78%
Class A Shares	(1.08%)	(1.17%)	1.52%
Class A Shares with sales charge†	(5.78%)	(2.13%)	1.03%
Class C Shares	(1.84%)	(1.91%)	0.75%
Class C Shares with CDSC‡	(2.80%)	(1.91%)	0.75%
Class H Shares**	(1.12%)	(1.18%)	1.50%
S&P 500 Communication Services Index	49.76%	13.67%	9.35%
S&P 500 Index	29.88%	15.05%	12.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Communication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and Class A shares only; performance for Class C and Class H shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into Class H shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

134 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
TELECOMMUNICATIONS FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Telecommunications - 72.3%
Cisco Systems, Inc.	7,527	$375,673
Verizon Communications, Inc.	8,595	360,646
AT&T, Inc.	17,764	312,646
T-Mobile US, Inc.	1,696	276,821
Motorola Solutions, Inc.	483	171,455
Arista Networks, Inc.*	585	169,638
Juniper Networks, Inc.	2,821	104,546
Ciena Corp.*	1,670	82,582
Nice Ltd. ADR*,1	305	79,489
Frontier Communications Parent, Inc.*	3,014	73,843
Vodafone Group plc ADR	7,316	65,112
BCE, Inc.	1,909	64,868
Telefonaktiebolaget LM Ericsson ADR[1]	11,640	64,136
America Movil SAB de CV ADR	3,337	62,268
TELUS Corp.	3,669	58,741
Nokia Oyj ADR	16,128	57,093
Rogers Communications, Inc. — Class B	1,382	56,662
EchoStar Corp. — Class A*	3,952	56,318
InterDigital, Inc.	472	50,249
Iridium Communications, Inc.	1,863	48,736
Viasat, Inc.*	2,247	40,648
Telephone & Data Systems, Inc.	2,497	40,002
Calix, Inc.*	1,205	39,958
Viavi Solutions, Inc.*	4,383	39,842
Infinera Corp.*	6,475	39,044
Harmonic, Inc.*	2,765	37,162
Extreme Networks, Inc.*	3,104	35,820
Gogo, Inc.*	2,473	21,713
ADTRAN Holdings, Inc.	3,126	17,006
CommScope Holding Company, Inc.*	3,473	4,550
Lumen Technologies, Inc.*	2,195	3,424
Total Telecommunications		2,910,691

Media - 17.7%
Comcast Corp. — Class A	8,448	366,221
Charter Communications, Inc. — Class A*	545	158,393
Liberty Broadband Corp. — Class C*	1,470	84,128
Liberty Global Ltd. — Class C*	3,892	68,655
Liberty Latin America Ltd. — Class C*	4,966	34,712
Total Media		712,109

Internet - 6.0%
F5, Inc.*	529	100,293
Roku, Inc.*	1,453	94,692
Cogent Communications Holdings, Inc.	681	44,490
Total Internet		239,475

Computers - 2.3%
Lumentum Holdings, Inc.*	1,139	53,932
NetScout Systems, Inc.*	1,706	37,259
Total Computers		91,191

Software - 0.8%
Digi International, Inc.*	970	30,972

Electronics - 0.5%
Applied Optoelectronics, Inc.*	1,504	20,845

Total Common Stocks
(Cost $3,758,695)		4,005,283

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$11,808	11,808
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	4,542	4,542
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	4,116	4,116
Total Repurchase Agreements
(Cost $20,466)		20,466

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.7%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[4]	109,698	109,698
Total Securities Lending Collateral
(Cost $109,698)		109,698

Total Investments - 102.8%
(Cost $3,888,859)		$4,135,447
Other Assets & Liabilities, net - (2.8)%		(110,748)
Total Net Assets - 100.0%		$4,024,699

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
TELECOMMUNICATIONS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2024.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,005,283	$—	$—	$4,005,283
Repurchase Agreements	—	20,466	—	20,466
Securities Lending Collateral	109,698	—	—	109,698
Total Assets	$4,114,981	$20,466	$—	$4,135,447

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $104,544 of securities loaned (cost $3,868,393)	$4,114,981
Repurchase agreements, at value (cost $20,466)	20,466
Cash	236
Receivables:
Fund shares sold	81,632
Dividends	3,560
Securities lending income	76
Interest	12
Total assets	4,220,963

Liabilities:
Payable for:
Return of securities lending collateral	109,698
Securities purchased	80,437
Management fees	2,703
Transfer agent fees	1,110
Portfolio accounting and administration fees	326
Distribution and service fees	64
Fund shares redeemed	56
Trustees’ fees*	23
Miscellaneous	1,847
Total liabilities	196,264
Net assets	$4,024,699

Net assets consist of:
Paid in capital	$6,796,390
Total distributable earnings (loss)	(2,771,691)
Net assets	$4,024,699

Investor Class:
Net assets	$3,799,302
Capital shares outstanding	87,017
Net asset value per share	$43.66

Class A:
Net assets	$105,416
Capital shares outstanding	2,689
Net asset value per share	$39.20
Maximum offering price per share (Net asset value divided by 95.25%)	$41.15

Class C:
Net assets	$25,205
Capital shares outstanding	765
Net asset value per share	$32.95

Class H:
Net assets	$94,776
Capital shares outstanding	2,487
Net asset value per share	$38.11

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $1,542)	$76,721
Interest	955
Income from securities lending, net	760
Total investment income	78,436

Expenses:
Management fees	26,523
Distribution and service fees:
Class A	395
Class C	274
Class H	237
Transfer agent fees	6,852
Portfolio accounting and administration fees	4,756
Professional fees	3,400
Trustees’ fees*	922
Custodian fees	626
Line of credit fees	58
Miscellaneous	1,174
Total expenses	45,217
Less:
Expenses reimbursed by Adviser	(972)
Net expenses	44,245
Net investment income	34,191

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(342,667)
Net realized loss	(342,667)
Net change in unrealized appreciation (depreciation) on:
Investments	(142,776)
Net change in unrealized appreciation (depreciation)	(142,776)
Net realized and unrealized loss	(485,443)
Net decrease in net assets resulting from operations	$(451,252)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$34,191	$10,153
Net realized loss on investments	(342,667)	(199,183)
Net change in unrealized appreciation (depreciation) on investments	(142,776)	27,014
Net decrease in net assets resulting from operations	(451,252)	(162,016)

Distributions to shareholders:
Investor Class	(26,701)	(24,300)
Class A	(2,067)	(3,183)
Class C	(525)	(507)
Class H	(1,690)	(1,266)
Total distributions to shareholders	(30,983)	(29,256)

Capital share transactions:
Proceeds from sale of shares
Investor Class	16,845,642	21,655,460
Class A	356,728	873,075
Class C	30,651	148,695
Class H	2,683	83,296
Distributions reinvested
Investor Class	26,583	24,198
Class A	2,067	3,171
Class C	525	507
Class H	1,690	1,266
Cost of shares redeemed
Investor Class	(20,759,144)	(14,437,253)
Class A	(501,197)	(928,506)
Class C	(37,327)	(213,612)
Class H	(17,010)	(73,875)
Net increase (decrease) from capital share transactions	(4,048,109)	7,136,422
Net increase (decrease) in net assets	(4,530,344)	6,945,150

Net assets:
Beginning of year	8,555,043	1,609,893
End of year	$4,024,699	$8,555,043

Capital share activity:
Shares sold
Investor Class	384,658	476,797
Class A	9,249	21,062
Class C	936	4,085
Class H	71	2,034
Shares issued from reinvestment of distributions
Investor Class	619	579
Class A	54	84
Class C	16	16
Class H	45	35
Shares redeemed
Investor Class	(480,325)	(313,995)
Class A	(13,018)	(22,353)
Class C	(1,155)	(6,066)
Class H	(460)	(1,868)
Net increase (decrease) in shares	(99,310)	160,410

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$44.78	$53.37	$56.03	$43.19	$50.17
Income (loss) from investment operations:
Net investment income (loss)[a]	.49	.11	.58	.66	.69
Net gain (loss) on investments (realized and unrealized)	(.92)	(8.10)	(3.00)	13.33	(5.91)
Total from investment operations	(.43)	(7.99)	(2.42)	13.99	(5.22)
Less distributions from:
Net investment income	(.69)	(.60)	(.24)	(1.15)	(1.76)
Total distributions	(.69)	(.60)	(.24)	(1.15)	(1.76)
Net asset value, end of period	$43.66	$44.78	$53.37	$56.03	$43.19

Total Return	(0.91%)	(14.87%)	(4.36%)	32.55%	(10.74%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,799	$8,152	$997	$1,773	$2,984
Ratios to average net assets:
Net investment income (loss)	1.13%	0.26%	1.02%	1.33%	1.38%
Total expenses	1.42%	1.40%	1.36%	1.46%	1.48%
Net expenses[b]	1.39%	1.40%	1.36%	1.46%	1.48%
Portfolio turnover rate	466%	471%	551%	344%	561%

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$40.35	$48.30	$50.87	$39.40	$46.03
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	.22	.37	.41	.31
Net gain (loss) on investments (realized and unrealized)	(.78)	(7.57)	(2.70)	12.21	(5.18)
Total from investment operations	(.46)	(7.35)	(2.33)	12.62	(4.87)
Less distributions from:
Net investment income	(.69)	(.60)	(.24)	(1.15)	(1.76)
Total distributions	(.69)	(.60)	(.24)	(1.15)	(1.76)
Net asset value, end of period	$39.20	$40.35	$48.30	$50.87	$39.40

Total Return[c]	(1.08%)	(15.12%)	(4.59%)	32.20%	(10.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$105	$258	$368	$467	$446
Ratios to average net assets:
Net investment income (loss)	0.82%	0.54%	0.71%	0.90%	0.69%
Total expenses	1.69%	1.65%	1.61%	1.70%	1.73%
Net expenses[b]	1.66%	1.65%	1.61%	1.70%	1.73%
Portfolio turnover rate	466%	471%	551%	344%	561%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$34.29	$41.46	$44.03	$34.47	$40.81
Income (loss) from investment operations:
Net investment income (loss)[a]	— [d]	(.08)	(.01)	.01	.04
Net gain (loss) on investments (realized and unrealized)	(.65)	(6.49)	(2.32)	10.70	(4.62)
Total from investment operations	(.65)	(6.57)	(2.33)	10.71	(4.58)
Less distributions from:
Net investment income	(.69)	(.60)	(.24)	(1.15)	(1.76)
Total distributions	(.69)	(.60)	(.24)	(1.15)	(1.76)
Net asset value, end of period	$32.95	$34.29	$41.46	$44.03	$34.47

Total Return[c]	(1.84%)	(15.76%)	(5.30%)	31.22%	(11.62%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25	$33	$122	$188	$116
Ratios to average net assets:
Net investment income (loss)	— [e]	(0.22%)	(0.02%)	0.03%	0.10%
Total expenses	2.45%	2.39%	2.36%	2.43%	2.48%
Net expenses[b]	2.42%	2.39%	2.36%	2.43%	2.48%
Portfolio turnover rate	466%	471%	551%	344%	561%

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$39.24	$47.00	$49.50	$38.36	$44.88
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.22	.44	.28	.44
Net gain (loss) on investments (realized and unrealized)	(.72)	(7.38)	(2.70)	12.01	(5.20)
Total from investment operations	(.44)	(7.16)	(2.26)	12.29	(4.76)
Less distributions from:
Net investment income	(.69)	(.60)	(.24)	(1.15)	(1.76)
Total distributions	(.69)	(.60)	(.24)	(1.15)	(1.76)
Net asset value, end of period	$38.11	$39.24	$47.00	$49.50	$38.36

Total Return	(1.12%)	(15.14%)	(4.60%)	32.24%	(10.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$95	$111	$124	$245	$104
Ratios to average net assets:
Net investment income (loss)	0.73%	0.55%	0.86%	0.61%	0.99%
Total expenses	1.70%	1.65%	1.61%	1.68%	1.73%
Net expenses[b]	1.67%	1.65%	1.61%	1.68%	1.73%
Portfolio turnover rate	466%	471%	551%	344%	561%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Less than $0.01 per share.
[e]	Less than 0.01% or (0.01%).

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

For the Reporting Period, Transportation Fund Investor Class returned 9.49%, compared with the S&P 500 Index, which returned 29.88%. The S&P 500 Industrials Index returned 26.70%.

The industries that contributed the most to performance were passenger ground transportation, cargo ground transportation, and rail transportation. Those that detracted the most were automotive parts & equipment, air freight & logistics, and marine transportation.

The holdings that contributed the most to performance were Uber Technologies, Inc., XPO, Inc., and Union Pacific Corp. Those that detracted the most were NIO, Inc. ADR, United Parcel Service, Inc. – Class B, and ZIM Integrated Shipping Services Ltd.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
Class A	September 1, 2004
Class C	May 14, 2001
Class H	June 9, 1998

Ten Largest Holdings	% of Total Net Assets
Tesla, Inc.	8.5%
Union Pacific Corp.	4.7%
Uber Technologies, Inc.	4.7%
United Parcel Service, Inc. — Class B	4.0%
FedEx Corp.	3.5%
CSX Corp.	3.3%
General Motors Co.	3.1%
Norfolk Southern Corp.	3.0%
Ford Motor Co.	3.0%
Old Dominion Freight Line, Inc.	2.5%
Top Ten Total	40.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 141

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Shares	9.49%	9.13%	7.04%
Class A Shares	9.23%	8.86%	6.77%
Class A Shares with sales charge†	4.04%	7.81%	6.25%
Class C Shares	8.39%	8.04%	5.97%
Class C Shares with CDSC‡	7.39%	8.04%	5.97%
Class H Shares**	9.24%	8.87%	6.74%
S&P 500 Industrials Index	26.70%	12.97%	11.14%
S&P 500 Index	29.88%	15.05%	12.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and Class A shares only; performance for Class C and Class H shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into Class H shares.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

142 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
TRANSPORTATION FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Transportation - 38.5%
Union Pacific Corp.	2,269	$558,015
United Parcel Service, Inc. — Class B	3,197	475,170
FedEx Corp.	1,413	409,403
CSX Corp.	10,412	385,973
Norfolk Southern Corp.	1,366	348,152
Old Dominion Freight Line, Inc.	1,358	297,823
Expeditors International of Washington, Inc.	1,574	191,351
J.B. Hunt Transport Services, Inc.	925	184,306
Canadian National Railway Co.	1,389	182,945
ZTO Express Cayman, Inc. ADR	8,547	178,974
Canadian Pacific Kansas City Ltd.	2,029	178,897
TFI International, Inc.	1,117	178,117
XPO, Inc.*	1,363	166,327
CH Robinson Worldwide, Inc.	1,837	139,869
Saia, Inc.*	233	136,305
Knight-Swift Transportation Holdings, Inc.	2,411	132,653
Landstar System, Inc.	631	121,632
Hub Group, Inc. — Class A	1,745	75,419
ArcBest Corp.	505	71,963
Werner Enterprises, Inc.	1,803	70,533
Forward Air Corp.	1,288	40,070
Total Transportation		4,523,897

Auto Manufacturers - 24.7%
Tesla, Inc.*	5,705	1,002,882
General Motors Co.	7,931	359,671
Ford Motor Co.	26,192	347,830
Stellantis N.V.	6,393	180,922
Ferrari N.V.	408	177,864
Honda Motor Company Ltd. ADR	4,754	176,991
Toyota Motor Corp. ADR[1]	682	171,646
Li Auto, Inc. ADR*	5,082	153,883
NIO, Inc. ADR*,1	32,363	145,633
Rivian Automotive, Inc. — Class A*	11,475	125,651
Lucid Group, Inc.*,1	22,840	65,094
Total Auto Manufacturers		2,908,067

Auto Parts & Equipment - 13.1%
Mobileye Global, Inc. — Class A*,1	6,280	201,902
Aptiv plc*	2,291	182,478
Autoliv, Inc.	1,435	172,817
Magna International, Inc.	3,125	170,250
BorgWarner, Inc.	3,835	133,228
Lear Corp.	916	132,710
Gentex Corp.	3,619	130,718
Goodyear Tire & Rubber Co.*	6,895	94,668
Visteon Corp.*	696	81,857
Adient plc*	2,290	75,387
QuantumScape Corp.*,1	11,327	71,247
Fox Factory Holding Corp.*	1,310	68,212
Luminar Technologies, Inc.*,1	13,225	26,053
Total Auto Parts & Equipment		1,541,527

Airlines - 12.2%
Delta Air Lines, Inc.	5,583	267,258
United Airlines Holdings, Inc.*	3,948	189,030
Ryanair Holdings plc ADR	1,223	178,057
Southwest Airlines Co.	6,016	175,607
Copa Holdings S.A. — Class A	1,667	173,635
American Airlines Group, Inc.*	9,556	146,685
Alaska Air Group, Inc.*	2,677	115,084
SkyWest, Inc.*	1,104	76,264
JetBlue Airways Corp.*	9,733	72,219
Allegiant Travel Co. — Class A	524	39,410
Total Airlines		1,433,249

Internet - 7.1%
Uber Technologies, Inc.*	7,238	557,254
Grab Holdings Ltd. — Class A*	49,636	155,857
Lyft, Inc. — Class A*	6,302	121,944
Total Internet		835,055

Commercial Services - 2.0%
GXO Logistics, Inc.*	2,233	120,046
Avis Budget Group, Inc.	550	67,353
Hertz Global Holdings, Inc.*,1	5,788	45,320
Total Commercial Services		232,719

Home Builders - 1.0%
Thor Industries, Inc.	1,001	117,457

Leisure Time - 1.0%
Harley-Davidson, Inc.	2,596	113,549

Total Common Stocks
(Cost $6,653,175)		11,705,520

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$42,423	42,423
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	16,317	16,317
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	14,790	14,790
Total Repurchase Agreements
(Cost $73,530)		73,530

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
TRANSPORTATION FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 4.8%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[4]	569,470	$569,470
Total Securities Lending Collateral
(Cost $569,470)		569,470

Total Investments - 105.0%
(Cost $7,296,175)		$12,348,520
Other Assets & Liabilities, net - (5.0)%		(586,039)
Total Net Assets - 100.0%		$11,762,481

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2024.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$11,705,520	$—	$—	$11,705,520
Repurchase Agreements	—	73,530	—	73,530
Securities Lending Collateral	569,470	—	—	569,470
Total Assets	$12,274,990	$73,530	$—	$12,348,520

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $521,321 of securities loaned (cost $7,222,645)	$12,274,990
Repurchase agreements, at value (cost $73,530)	73,530
Cash	3,800
Receivables:
Fund shares sold	98,590
Dividends	3,320
Securities lending income	772
Foreign tax reclaims	117
Interest	44
Total assets	12,455,163

Liabilities:
Payable for:
Return of securities lending collateral	569,470
Securities purchased	88,020
Management fees	8,431
Fund shares redeemed	8,279
Transfer agent fees	5,391
Distribution and service fees	1,444
Portfolio accounting and administration fees	1,017
Trustees’ fees*	135
Miscellaneous	10,495
Total liabilities	692,682
Net assets	$11,762,481

Net assets consist of:
Paid in capital	$9,075,135
Total distributable earnings (loss)	2,687,346
Net assets	$11,762,481

Investor Class:
Net assets	$6,399,816
Capital shares outstanding	105,163
Net asset value per share	$60.86

Class A:
Net assets	$4,506,445
Capital shares outstanding	84,857
Net asset value per share	$53.11
Maximum offering price per share (Net asset value divided by 95.25%)	$55.76

Class C:
Net assets	$481,362
Capital shares outstanding	10,870
Net asset value per share	$44.28

Class H:
Net assets	$374,858
Capital shares outstanding	7,362
Net asset value per share	$50.92

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $19,243)	$239,876
Interest	4,330
Income from securities lending, net	28,657
Total investment income	272,863

Expenses:
Management fees	128,758
Distribution and service fees:
Class A	11,587
Class C	6,432
Class H	1,246
Transfer agent fees	32,893
Portfolio accounting and administration fees	23,090
Registration fees	14,169
Professional fees	6,159
Trustees’ fees*	2,508
Custodian fees	2,254
Line of credit fees	178
Miscellaneous	7,084
Total expenses	236,358
Less:
Expenses reimbursed by Adviser	(4,913)
Net expenses	231,445
Net investment income	41,418

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(287,164)
Net realized loss	(287,164)
Net change in unrealized appreciation (depreciation) on:
Investments	586,127
Net change in unrealized appreciation (depreciation)	586,127
Net realized and unrealized gain	298,963
Net increase in net assets resulting from operations	$340,381

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 145

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$41,418	$22,238
Net realized loss on investments	(287,164)	(300,533)
Net change in unrealized appreciation (depreciation) on investments	586,127	(4,527,618)
Net increase (decrease) in net assets resulting from operations	340,381	(4,805,913)

Distributions to shareholders:
Investor Class	(12,384)	(517,452)
Class A	(8,129)	(443,398)
Class C	(1,000)	(112,729)
Class H	(725)	(39,319)
Total distributions to shareholders	(22,238)	(1,112,898)

Capital share transactions:
Proceeds from sale of shares
Investor Class	31,587,618	28,038,241
Class A	1,457,449	1,227,683
Class C	194,980	247,689
Class H	1,200,445	405,790
Distributions reinvested
Investor Class	12,097	502,738
Class A	8,065	436,099
Class C	930	108,412
Class H	703	38,188
Cost of shares redeemed
Investor Class	(32,364,144)	(28,399,593)
Class A	(2,285,805)	(2,118,995)
Class C	(748,914)	(727,210)
Class H	(1,373,938)	(394,815)
Net decrease from capital share transactions	(2,310,514)	(635,773)
Net decrease in net assets	(1,992,371)	(6,554,584)

Net assets:
Beginning of year	13,754,852	20,309,436
End of year	$11,762,481	$13,754,852

Capital share activity:
Shares sold
Investor Class	547,710	424,628
Class A	28,562	23,206
Class C	4,639	5,048
Class H	27,017	8,916
Shares issued from reinvestment of distributions
Investor Class	208	10,136
Class A	159	10,041
Class C	22	2,964
Class H	14	917
Shares redeemed
Investor Class	(575,081)	(447,193)
Class A	(45,165)	(39,330)
Class C	(16,906)	(15,882)
Class H	(30,498)	(8,403)
Net decrease in shares	(59,319)	(24,952)

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$55.68	$74.70	$84.28	$37.39	$50.08
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	.19	.04	(.20)	.30
Net gain (loss) on investments (realized and unrealized)	5.06	(14.50)	.07	47.09	(11.07)
Total from investment operations	5.27	(14.31)	.11	46.89	(10.77)
Less distributions from:
Net investment income	(.09)	—	—	—	(.15)
Net realized gains	—	(4.71)	(9.69)	—	(1.77)
Total distributions	(.09)	(4.71)	(9.69)	—	(1.92)
Net asset value, end of period	$60.86	$55.68	$74.70	$84.28	$37.39

Total Return	9.49%	(18.40%)	(0.71%)	125.41%	(22.59%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,400	$7,367	$10,814	$65,281	$3,283
Ratios to average net assets:
Net investment income (loss)	0.36%	0.32%	0.05%	(0.29%)	0.58%
Total expenses	1.43%	1.39%	1.35%	1.41%	1.48%
Net expenses[b]	1.40%	1.39%	1.35%	1.41%	1.48%
Portfolio turnover rate	207%	185%	162%	205%	483%

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$48.72	$66.33	$76.03	$33.82	$45.58
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.03	(.04)	(.34)	.17
Net gain (loss) on investments (realized and unrealized)	4.38	(12.93)	.03	42.55	(10.01)
Total from investment operations	4.48	(12.90)	(.01)	42.21	(9.84)
Less distributions from:
Net investment income	(.09)	—	—	—	(.15)
Net realized gains	—	(4.71)	(9.69)	—	(1.77)
Total distributions	(.09)	(4.71)	(9.69)	—	(1.92)
Net asset value, end of period	$53.11	$48.72	$66.33	$76.03	$33.82

Total Return[c]	9.23%	(18.60%)	(0.95%)	124.81%	(22.78%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,506	$4,935	$7,123	$7,785	$1,757
Ratios to average net assets:
Net investment income (loss)	0.20%	0.07%	(0.05%)	(0.59%)	0.37%
Total expenses	1.68%	1.64%	1.61%	1.68%	1.73%
Net expenses[b]	1.65%	1.64%	1.61%	1.68%	1.73%
Portfolio turnover rate	207%	185%	162%	205%	483%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$40.94	$57.20	$67.28	$30.15	$41.14
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.32)	(.52)	(.67)	(.18)
Net gain (loss) on investments (realized and unrealized)	3.60	(11.23)	.13	37.80	(8.89)
Total from investment operations	3.43	(11.55)	(.39)	37.13	(9.07)
Less distributions from:
Net investment income	(.09)	—	—	—	(.15)
Net realized gains	—	(4.71)	(9.69)	—	(1.77)
Total distributions	(.09)	(4.71)	(9.69)	—	(1.92)
Net asset value, end of period	$44.28	$40.94	$57.20	$67.28	$30.15

Total Return[c]	8.39%	(19.21%)	(1.68%)	123.15%	(23.37%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$481	$946	$1,772	$1,954	$632
Ratios to average net assets:
Net investment income (loss)	(0.40%)	(0.70%)	(0.80%)	(1.33%)	(0.43%)
Total expenses	2.43%	2.39%	2.36%	2.43%	2.48%
Net expenses[b]	2.40%	2.39%	2.36%	2.43%	2.48%
Portfolio turnover rate	207%	185%	162%	205%	483%

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$46.71	$63.86	$73.53	$32.70	$44.14
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.03	(.25)	(.32)	(.02)
Net gain (loss) on investments (realized and unrealized)	4.22	(12.47)	.27	41.15	(9.50)
Total from investment operations	4.30	(12.44)	.02	40.83	(9.52)
Less distributions from:
Net investment income	(.09)	—	—	—	(.15)
Net realized gains	—	(4.71)	(9.69)	—	(1.77)
Total distributions	(.09)	(4.71)	(9.69)	—	(1.92)
Net asset value, end of period	$50.92	$46.71	$63.86	$73.53	$32.70

Total Return	9.24%	(18.60%)	(0.94%)	124.86%	(22.78%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$375	$506	$600	$1,169	$325
Ratios to average net assets:
Net investment income (loss)	0.17%	0.07%	(0.35%)	(0.56%)	(0.03%)
Total expenses	1.68%	1.64%	1.61%	1.68%	1.72%
Net expenses[b]	1.65%	1.64%	1.61%	1.68%	1.72%
Portfolio turnover rate	207%	185%	162%	205%	483%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[c]	Total return does not reflect the impact of any applicable sales charges.

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2024

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

For the Reporting Period, Utilities Fund Investor Class returned -0.14%, compared with the S&P 500 Index, which returned 29.88%. The S&P 500 Utilities Index returned 0.42%.

The industries that contributed the most to performance were electric utilities and independent power producers. Those that detracted the most were renewable electricity, multi-utilities, and water utilities.

The holdings that contributed the most to performance were Constellation Energy Corp., Vistra Corp., and NRG Energy, Inc. Those that detracted the most were NextEra Energy, Inc., NextEra Energy Partners LP, and Eversource Energy.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 3, 2000
Class A	September 1, 2004
Class C	April 27, 2001
Class H	April 3, 2000

Ten Largest Holdings	% of Total Net Assets
NextEra Energy, Inc.	5.8%
Southern Co.	4.3%
Duke Energy Corp.	4.2%
Constellation Energy Corp.	3.8%
Sempra	3.3%
American Electric Power Company, Inc.	3.2%
Dominion Energy, Inc.	3.0%
Exelon Corp.	3.0%
PG&E Corp.	2.9%
Public Service Enterprise Group, Inc.	2.8%
Top Ten Total	36.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 149

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2024

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Investor Class Shares	(0.14%)	3.22%	6.29%
Class A Shares	(0.40%)	2.96%	6.02%
Class A Shares with sales charge†	(5.13%)	1.97%	5.51%
Class C Shares	(1.13%)	2.19%	5.23%
Class C Shares with CDSC‡	(2.07%)	2.19%	5.23%
Class H Shares**	(0.39%)	2.96%	5.99%
S&P 500 Utilities Index	0.42%	5.87%	8.35%
S&P 500 Index	29.88%	15.05%	12.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and Class A shares only; performance for Class C and Class H shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into Class H shares
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

150 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2024
UTILITIES FUND

	Shares	Value
COMMON STOCKS† - 99.6%

ELECTRIC- 84.9%
NextEra Energy, Inc.	13,170	$841,695
Southern Co.	8,716	625,286
Duke Energy Corp.	6,294	608,693
Constellation Energy Corp.	2,955	546,232
Sempra	6,627	476,017
American Electric Power Company, Inc.	5,444	468,728
Dominion Energy, Inc.	9,005	442,956
Exelon Corp.	11,460	430,552
PG&E Corp.	24,782	415,346
Public Service Enterprise Group, Inc.	6,124	408,961
Xcel Energy, Inc.	7,373	396,299
Consolidated Edison, Inc.	4,323	392,572
Edison International	5,198	367,654
Vistra Corp.	5,232	364,409
WEC Energy Group, Inc.	4,338	356,237
Entergy Corp.	3,172	335,217
FirstEnergy Corp.	8,371	323,288
PPL Corp.	11,551	317,999
Eversource Energy	5,294	316,422
DTE Energy Co.	2,804	314,440
Ameren Corp.	4,192	310,040
CenterPoint Energy, Inc.	10,408	296,524
CMS Energy Corp.	4,871	293,916
NRG Energy, Inc.	4,085	276,514
AES Corp.	14,361	257,493
Alliant Energy Corp.	4,994	251,698
Evergy, Inc.	4,626	246,936
Pinnacle West Capital Corp.	2,881	215,297
Fortis, Inc.	5,377	212,445
OGE Energy Corp.	5,342	183,231
Clearway Energy, Inc. — Class C	6,522	150,332
Portland General Electric Co.	3,409	143,178
Black Hills Corp.	2,360	128,856
Northwestern Energy Group, Inc.	2,426	123,556
Avista Corp.	3,317	116,161
Avangrid, Inc.	2,930	106,769
Ormat Technologies, Inc.	1,540	101,933
Otter Tail Corp.	947	81,821
Hawaiian Electric Industries, Inc.	6,733	75,881
Total Electric		12,321,584

Gas - 9.3%
Atmos Energy Corp.	2,514	298,839
NiSource, Inc.	8,983	248,470
Brookfield Infrastructure Corp. — Class A	5,948	214,366
UGI Corp.	6,346	155,731
Southwest Gas Holdings, Inc.	1,964	149,519
New Jersey Resources Corp.	3,316	142,290
ONE Gas, Inc.	2,074	133,835
Total Gas		1,343,050

WATER- 4.2%
American Water Works Company, Inc.	2,841	347,199
Essential Utilities, Inc.	6,992	259,053
Total Water		606,252

ENERGY-ALTERNATE SOURCES - 1.2%
NextEra Energy Partners, LP	4,010	120,621
Sunnova Energy International, Inc.*,1	8,502	52,117
Total Energy-Alternate Sources		172,738

Total Common Stocks
(Cost $10,945,427)		14,443,624

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 03/28/24 at 5.31% due 04/01/24	$35,384	35,384
BofA Securities, Inc. issued 03/28/24 at 5.31% due 04/01/24	13,609	13,609
Barclays Capital, Inc. issued 03/28/24 at 5.30% due 04/01/24	12,335	12,335
Total Repurchase Agreements
(Cost $61,328)		61,328

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.3%
Money Market Fund
First American Government Obligations Fund - Class X, 5.23%[4]	49,270	49,270
Total Securities Lending Collateral
(Cost $49,270)		49,270

Total Investments - 100.3%
(Cost $11,056,025)		$14,554,222
Other Assets & Liabilities, net - (0.3)%		(40,123)
Total Net Assets - 100.0%		$14,514,099

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2024
UTILITIES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2024 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2024.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2024 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$14,443,624	$—	$—	$14,443,624
Repurchase Agreements	—	61,328	—	61,328
Securities Lending Collateral	49,270	—	—	49,270
Total Assets	$14,492,894	$61,328	$—	$14,554,222

152 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments, at value - including $46,962 of securities loaned (cost $10,994,697)	$14,492,894
Repurchase agreements, at value (cost $61,328)	61,328
Cash	18,825
Receivables:
Securities sold	3,117,641
Fund shares sold	136,036
Dividends	30,347
Interest	36
Securities lending income	6
Total assets	17,857,113

Liabilities:
Payable for:
Fund shares redeemed	3,259,006
Return of securities lending collateral	49,270
Management fees	12,276
Transfer agent fees	6,861
Distribution and service fees	1,728
Portfolio accounting and administration fees	1,480
Trustees’ fees*	156
Miscellaneous	12,237
Total liabilities	3,343,014
Net assets	$14,514,099

Net assets consist of:
Paid in capital	$14,975,714
Total distributable earnings (loss)	(461,615)
Net assets	$14,514,099

Investor Class:
Net assets	$8,148,468
Capital shares outstanding	165,899
Net asset value per share	$49.12

Class A:
Net assets	$5,037,281
Capital shares outstanding	114,062
Net asset value per share	$44.16
Maximum offering price per share (Net asset value divided by 95.25%)	$46.36

Class C:
Net assets	$670,450
Capital shares outstanding	19,288
Net asset value per share	$34.76

Class H:
Net assets	$657,900
Capital shares outstanding	15,542
Net asset value per share	$42.33

STATEMENT OF OPERATIONS
Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding tax of $3,932)	$562,782
Interest	3,928
Income from securities lending, net	1,358
Total investment income	568,068

Expenses:
Management fees	144,975
Distribution and service fees:
Class A	13,010
Class C	10,140
Class H	2,255
Transfer agent fees	37,247
Portfolio accounting and administration fees	25,999
Registration fees	17,534
Professional fees	8,102
Trustees’ fees*	3,173
Custodian fees	2,531
Line of credit fees	98
Miscellaneous	4,469
Total expenses	269,533
Less:
Expenses reimbursed by Adviser	(5,316)
Net expenses	264,217
Net investment income	303,851

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	602,047
Net realized gain	602,047
Net change in unrealized appreciation (depreciation) on:
Investments	(1,034,402)
Net change in unrealized appreciation (depreciation)	(1,034,402)
Net realized and unrealized loss	(432,355)
Net decrease in net assets resulting from operations	$(128,504)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$303,851	$571,486
Net realized gain (loss) on investments	602,047	(1,121,273)
Net change in unrealized appreciation (depreciation) on investments	(1,034,402)	(4,260,659)
Net decrease in net assets resulting from operations	(128,504)	(4,810,446)

Distributions to shareholders:
Investor Class	(335,092)	(413,416)
Class A	(172,630)	(56,697)
Class C	(34,955)	(13,938)
Class H	(28,809)	(22,762)
Total distributions to shareholders	(571,486)	(506,813)

Capital share transactions:
Proceeds from sale of shares
Investor Class	33,347,601	146,439,669
Class A	993,331	1,572,530
Class C	628,816	783,087
Class H	1,058,498	2,811,465
Distributions reinvested
Investor Class	331,250	412,288
Class A	171,729	55,468
Class C	33,611	13,638
Class H	27,589	22,354
Cost of shares redeemed
Investor Class	(36,872,854)	(182,903,217)
Class A	(1,754,754)	(1,847,934)
Class C	(1,138,951)	(989,467)
Class H	(2,083,156)	(3,009,354)
Net decrease from capital share transactions	(5,257,290)	(36,639,473)
Net decrease in net assets	(5,957,280)	(41,956,732)

Net assets:
Beginning of year	20,471,379	62,428,111
End of year	$14,514,099	$20,471,379

Capital share activity:
Shares sold
Investor Class	703,176	2,758,080
Class A	23,160	33,209
Class C	18,640	20,211
Class H	24,643	60,430
Shares issued from reinvestment of distributions
Investor Class	7,145	7,985
Class A	4,116	1,187
Class C	1,021	364
Class H	690	498
Shares redeemed
Investor Class	(774,299)	(3,496,421)
Class A	(40,855)	(38,937)
Class C	(33,733)	(26,242)
Class H	(48,639)	(67,419)
Net decrease in shares	(114,935)	(747,055)

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$50.77	$54.36	$47.92	$41.80	$46.23
Income (loss) from investment operations:
Net investment income (loss)[a]	.91	.69	.77	.76	.74
Net gain (loss) on investments (realized and unrealized)	(1.07)	(3.86)	7.02	6.37	(4.72)
Total from investment operations	(.16)	(3.17)	7.79	7.13	(3.98)
Less distributions from:
Net investment income	(1.49)	(.42)	(1.35)	(1.01)	(.45)
Total distributions	(1.49)	(.42)	(1.35)	(1.01)	(.45)
Net asset value, end of period	$49.12	$50.77	$54.36	$47.92	$41.80

Total Return	(0.14%)	(5.84%)	16.53%	17.17%	(8.74%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,148	$11,671	$52,202	$21,099	$34,073
Ratios to average net assets:
Net investment income (loss)	1.90%	1.30%	1.55%	1.68%	1.53%
Total expenses	1.43%	1.39%	1.36%	1.45%	1.48%
Net expenses[b]	1.40%	1.39%	1.36%	1.45%	1.48%
Portfolio turnover rate	163%	293%	175%	156%	169%

Class A	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$45.92	$49.34	$43.72	$38.30	$42.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.76	.56	.57	.57	.57
Net gain (loss) on investments (realized and unrealized)	(1.03)	(3.56)	6.40	5.86	(4.32)
Total from investment operations	(.27)	(3.00)	6.97	6.43	(3.75)
Less distributions from:
Net investment income	(1.49)	(.42)	(1.35)	(1.01)	(.45)
Total distributions	(1.49)	(.42)	(1.35)	(1.01)	(.45)
Net asset value, end of period	$44.16	$45.92	$49.34	$43.72	$38.30

Total Return[c]	(0.40%)	(6.09%)	16.24%	16.91%	(8.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,037	$5,862	$6,522	$5,399	$4,225
Ratios to average net assets:
Net investment income (loss)	1.76%	1.18%	1.26%	1.39%	1.29%
Total expenses	1.68%	1.64%	1.61%	1.70%	1.73%
Net expenses[b]	1.65%	1.64%	1.61%	1.70%	1.73%
Portfolio turnover rate	163%	293%	175%	156%	169%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

UTILITIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$36.75	$39.87	$35.84	$31.80	$35.63
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	.16	.18	.21	.21
Net gain (loss) on investments (realized and unrealized)	(.83)	(2.86)	5.20	4.84	(3.59)
Total from investment operations	(.50)	(2.70)	5.38	5.05	(3.38)
Less distributions from:
Net investment income	(1.49)	(.42)	(1.35)	(1.01)	(.45)
Total distributions	(1.49)	(.42)	(1.35)	(1.01)	(.45)
Net asset value, end of period	$34.76	$36.75	$39.87	$35.84	$31.80

Total Return[c]	(1.13%)	(6.79%)	15.37%	16.02%	(9.65%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$670	$1,226	$1,556	$2,646	$5,093
Ratios to average net assets:
Net investment income (loss)	0.95%	0.43%	0.48%	0.61%	0.57%
Total expenses	2.43%	2.39%	2.36%	2.45%	2.47%
Net expenses[b]	2.40%	2.39%	2.36%	2.45%	2.47%
Portfolio turnover rate	163%	293%	175%	156%	169%

Class H	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per Share Data
Net asset value, beginning of period	$44.08	$47.38	$42.04	$36.86	$40.92
Income (loss) from investment operations:
Net investment income (loss)[a]	.67	.52	.63	.42	.50
Net gain (loss) on investments (realized and unrealized)	(.93)	(3.40)	6.06	5.77	(4.11)
Total from investment operations	(.26)	(2.88)	6.69	6.19	(3.61)
Less distributions from:
Net investment income	(1.49)	(.42)	(1.35)	(1.01)	(.45)
Total distributions	(1.49)	(.42)	(1.35)	(1.01)	(.45)
Net asset value, end of period	$42.33	$44.08	$47.38	$42.04	$36.86

Total Return	(0.39%)	(6.09%)	16.23%	16.92%	(8.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$658	$1,713	$2,148	$719	$2,427
Ratios to average net assets:
Net investment income (loss)	1.61%	1.14%	1.45%	1.08%	1.18%
Total expenses	1.68%	1.64%	1.61%	1.72%	1.73%
Net expenses[b]	1.65%	1.64%	1.61%	1.72%	1.73%
Portfolio turnover rate	163%	293%	175%	156%	169%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[c]	Total return does not reflect the impact of any applicable sales charges.

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the ”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, Class A shares, Class C shares, Class H shares, Class P shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of Class A shares.Class A shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. Class A share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. Class C shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Class C shares of each Fund automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2024, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Banking Fund	Diversified
Basic Materials Fund	Diversified
Biotechnology Fund	Diversified
Consumer Products Fund	Diversified
Electronics Fund	Non-diversified
Energy Fund	Diversified
Energy Services Fund	Non-diversified
Financial Services Fund	Diversified
Health Care Fund	Diversified
Internet Fund	Diversified
Leisure Fund	Diversified
Precious Metals Fund	Non-diversified
Real Estate Fund	Diversified
Retailing Fund	Diversified
Technology Fund	Diversified
Telecommunications Fund	Non-diversified
Transportation Fund	Diversified
Utilities Fund	Diversified

At March 31, 2024, Investor Class, Class A, Class C, and Class H shares have been issued by the Funds.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Funds’ shares. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities attributable to the share class by the number of outstanding shares of the share class on the specified date.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) adopted policies and procedures for the valuation of the Funds’ investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily

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NOTES TO FINANCIAL STATEMENTS (continued)

available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(c) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in the Funds’ Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on

158 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

investments. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

On January 1, 2024, the statute of limitations for deferred foreign taxes on capital gains from sales of Peruvian securities prior to 2018 in the Basic Materials Fund and Precious Metals Fund expired. On January 2, 2024, the deferred foreign capital gains tax liabilities were relieved, and realized gains on investments were recognized, in the amounts of $130,382 and $276,532 for the Basic Materials Fund and Precious Metals Fund, respectively.

(d) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(e) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(f) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(g) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at March 31, 2024.

(h) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees on a monthly basis calculated daily at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

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NOTES TO FINANCIAL STATEMENTS (continued)

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
$1 billion - $2 billion	0.050%
>$2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a separate Distribution Plan applicable to Class A shares and Class H shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services it performs.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to Class C shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ Class C shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2024, GFD retained sales charges of $75,543 relating to sales of Class A shares of the Trust.

On May 24, 2023, the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for the Funds in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This arrangement went into effect on August 1, 2023 and the end of the initial term is August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice to the Adviser. In addition, the agreement will terminate automatically if the Advisory Agreement, with respect to a Fund, is terminated, with such termination effective upon the effective date of the termination of the Advisory Agreement.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

160 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2024 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Banking Fund	$124,157	$—	$—	$124,157
Basic Materials Fund	558,233	122,850	—	681,083
Consumer Products Fund	988,858	5,309,332	—	6,298,190
Energy Fund	1,610,287	—	—	1,610,287
Leisure Fund	7,181	—	—	7,181
Precious Metals Fund	1,822,514	—	—	1,822,514
Real Estate Fund	54,116	—	—	54,116
Technology Fund	—	1,955,347	—	1,955,347
Telecommunications Fund	30,983	—	—	30,983
Transportation Fund	22,238	—	—	22,238
Utilities Fund	571,486	—	—	571,486

The tax character of distributions paid during the year ended March 31, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Banking Fund	$300,682	$—	$—	$300,682
Basic Materials Fund	643,252	—	—	643,252
Biotechnology Fund	—	1,800,501	—	1,800,501
Consumer Products Fund	1,347,460	6,241,671	—	7,589,131
Energy Fund	2,232,689	—	—	2,232,689
Financial Services Fund	1,815,093	—	—	1,815,093
Health Care Fund	—	719,389	—	719,389
Precious Metals Fund	3,735,884	—	—	3,735,884
Real Estate Fund	91,618	—	—	91,618
Technology Fund	—	1,435,074	—	1,435,074
Telecommunications Fund	29,256	—	—	29,256
Transportation Fund	1,112,898	—	—	1,112,898
Utilities Fund	506,813	—	—	506,813

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE RYDEX FUNDS ANNUAL REPORT | 161

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of March 31, 2024 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Banking Fund	$291,615	$—	$1,386,637	$(9,848,210)	$—	$(8,169,958)
Basic Materials Fund	—	48,047	9,551,217	—	—	9,599,264
Biotechnology Fund	2,249,904	10,208,020	45,204,716	—	—	57,662,640
Consumer Products Fund	982,105	336,363	25,845,784	—	—	27,164,252
Electronics Fund	1,648,848	—	41,063,709	—	—	42,712,557
Energy Fund	761,104	—	8,710,660	(10,242,050)	—	(770,286)
Energy Services Fund	—	—	2,170,066	(37,356,381)	—	(35,186,315)
Financial Services Fund	152,924	—	2,399,610	(1,184,555)	—	1,367,979
Health Care Fund	—	—	6,582,799	(132,383)	—	6,450,416
Internet Fund	—	—	6,736,666	(2,744,097)	—	3,992,569
Leisure Fund	35,412	—	2,423,689	(1,127,852)	—	1,331,249
Precious Metals Fund	—	—	(12,472,890)	(41,250,430)	—	(53,723,320)
Real Estate Fund	32,581	—	100,479	(6,956,426)	—	(6,823,366)
Retailing Fund	—	—	1,952,892	(861,302)	—	1,091,590
Technology Fund	2,232,562	—	23,577,204	—	—	25,809,766
Telecommunications Fund	1,548	—	(1,879)	(2,771,360)	—	(2,771,691)
Transportation Fund	41,418	—	3,252,374	(606,446)	—	2,687,346
Utilities Fund	303,851	—	643,603	(1,409,069)	—	(461,615)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2024, capital loss carryforwards for the Funds were as follows:

Fund		Unlimited		Total Capital Loss Carryforward
	Short-Term	Long-Term
Banking Fund		$(8,766,669)	$(1,081,541)	$(9,848,210)
Energy Fund		(3,490,233)	(6,751,817)	(10,242,050)
Energy Services Fund		(22,289,844)	(15,066,537)	(37,356,381)
Financial Services Fund		(8,922)	(1,175,633)	(1,184,555)
Health Care Fund		—	(132,383)	(132,383)
Internet Fund		(1,055,658)	(1,688,439)	(2,744,097)
Leisure Fund		(845,464)	(282,388)	(1,127,852)
Precious Metals Fund		(11,042,416)	(30,208,014)	(41,250,430)
Real Estate Fund		(4,650,187)	(2,306,239)	(6,956,426)
Retailing Fund		(608,735)	(252,567)	(861,302)
Telecommunications Fund		(2,019,348)	(752,012)	(2,771,360)
Transportation Fund		(569,329)	(37,117)	(606,446)
Utilities Fund		(1,058,810)	(350,259)	(1,409,069)

For the year ended March 31, 2024, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Banking Fund	$207,803
Basic Materials Fund	2,095,620
Biotechnology Fund	1,397,404
Electronics Fund	2,394,338
Energy Fund	5,411,416
Retailing Fund	238,495
Utilities Fund	521,005

162 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses, certain corporate actions, return of capital distributions, and foreign capital gains taxes. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2024 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Basic Materials Fund	$36,444	$(36,444)
Biotechnology Fund	1,771,729	(1,771,729)
Consumer Products Fund	1,764,537	(1,764,537)
Electronics Fund	395,037	(395,037)
Energy Services Fund	(45,780)	45,780
Financial Services Fund	(126)	126
Health Care Fund	(89,688)	89,688
Internet Fund	(362,556)	362,556
Precious Metals Fund	(713,786)	713,786
Retailing Fund	(16,350)	16,350
Technology Fund	2,622,352	(2,622,352)

At March 31, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Banking Fund	$25,498,707	$1,930,259	$(543,622)	$1,386,637
Basic Materials Fund	20,626,427	10,204,650	(653,433)	9,551,217
Biotechnology Fund	65,704,825	48,982,667	(3,777,951)	45,204,716
Consumer Products Fund	36,455,092	25,982,160	(136,376)	25,845,784
Electronics Fund	55,788,987	41,969,259	(905,550)	41,063,709
Energy Fund	25,254,621	8,780,885	(70,225)	8,710,660
Energy Services Fund	12,667,938	2,170,066	—	2,170,066
Financial Services Fund	33,796,644	2,739,405	(339,795)	2,399,610
Health Care Fund	18,320,324	6,716,349	(133,550)	6,582,799
Internet Fund	32,027,608	7,258,602	(521,936)	6,736,666
Leisure Fund	6,045,742	2,527,021	(103,332)	2,423,689
Precious Metals Fund	76,339,064	—	(12,472,890)	(12,472,890)
Real Estate Fund	2,369,785	105,905	(5,426)	100,479
Retailing Fund	7,844,166	1,974,678	(21,786)	1,952,892
Technology Fund	26,013,761	23,687,018	(109,814)	23,577,204
Telecommunications Fund	4,137,326	111,343	(113,222)	(1,879)
Transportation Fund	9,096,146	3,469,205	(216,831)	3,252,374
Utilities Fund	13,910,619	697,075	(53,472)	643,603

THE RYDEX FUNDS ANNUAL REPORT | 163

NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Securities Transactions

For the year ended March 31, 2024, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Banking Fund	$45,599,475	$27,284,290
Basic Materials Fund	15,040,663	22,629,961
Biotechnology Fund	56,777,970	74,744,682
Consumer Products Fund	28,203,851	44,510,685
Electronics Fund	87,702,787	75,582,640
Energy Fund	216,757,976	257,041,515
Energy Services Fund	72,670,602	95,125,156
Financial Services Fund	41,630,956	16,918,518
Health Care Fund	27,416,350	31,214,688
Internet Fund	65,713,686	52,966,554
Leisure Fund	27,562,929	44,775,128
Precious Metals Fund	235,090,882	254,247,812
Real Estate Fund	5,610,350	5,912,266
Retailing Fund	25,394,632	26,041,164
Technology Fund	119,027,295	120,009,439
Telecommunications Fund	15,817,406	19,791,118
Transportation Fund	30,848,454	33,121,138
Utilities Fund	27,555,689	33,024,124

164 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the year ended March 31, 2024, the Funds engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$3,741,273	$2,739,244	$7,041
Basic Materials Fund	1,953,452	2,881,494	347,972
Biotechnology Fund	1,207,189	2,696,017	231,966
Consumer Products Fund	2,110,385	6,434,364	1,613,676
Electronics Fund	10,780,449	11,337,151	(800,704)
Energy Fund	12,135,881	17,122,127	658,255
Energy Services Fund	4,765,090	5,947,452	(250,690)
Financial Services Fund	2,849,368	4,114,645	(178,203)
Health Care Fund	3,004,732	3,351,386	7,482
Internet Fund	11,433,599	5,605,482	127,448
Leisure Fund	3,275,569	6,102,743	6,109
Precious Metals Fund	8,301,760	4,229,290	(95,355)
Real Estate Fund	886,868	1,288,707	(9,223)
Retailing Fund	3,021,338	3,490,354	83,482
Technology Fund	16,121,868	20,880,505	1,026,357
Telecommunications Fund	893,770	1,093,939	(1,572)
Transportation Fund	2,769,942	2,912,536	(71,127)
Utilities Fund	3,725,301	3,957,449	40,699

Note 6– Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

THE RYDEX FUNDS ANNUAL REPORT | 165

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2024, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Notes
5.31%			0.25% - 5.00%
Due 04/01/24	$166,514,975	$166,588,658	Due 03/31/24 - 02/15/33	$172,847,100	$169,834,991

			U.S. Treasury Strips
			0.00%
			Due 11/15/27 - 05/15/48	4,894	4,141

			U.S. Treasury Bills
			0.00%
			Due 04/11/24 - 05/02/24	4,500	4,480

			U.S. Treasury Bond
			4.50%
			Due 05/15/38	800	840

			U.S. Treasury Inflation Indexed Bond
			0.13%
			Due 04/15/27	874	823
				172,858,168	169,845,275
BofA Securities, Inc.			U.S. Treasury Note
5.31%			0.75%
Due 04/01/24	64,044,221	64,072,561	Due 03/31/26	70,171,700	65,325,118

Barclays Capital, Inc.			U.S. Treasury Notes
5.30%			0.63% - 3.50%
Due 04/01/24	58,050,546	58,076,185	Due 11/30/27 - 02/15/33	64,598,100	59,211,567

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Securities lending income shown on the Funds’ Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

166 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2024, the following Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Banking Fund	$443,592	$(443,592)	$—	$473,691	$—	$473,691
Basic Materials Fund	821,007	(821,007)	—	862,835	—	862,835
Biotechnology Fund	1,620,914	(1,620,914)	—	1,757,813	—	1,757,813
Consumer Products Fund	598,379	(598,379)	—	630,624	—	630,624
Electronics Fund	2,299,497	(2,299,497)	—	2,421,986	—	2,421,986
Energy Fund	485,516	(485,516)	—	506,774	—	506,774
Financial Services Fund	41,134	(41,134)	—	45,776	—	45,776
Health Care Fund	133,253	(133,253)	—	144,339	—	144,339
Internet Fund	236,892	(236,892)	—	254,249	—	254,249
Leisure Fund	97,241	(97,241)	—	105,185	—	105,185
Precious Metals Fund	2,218,140	(2,218,140)	—	2,309,160	—	2,309,160
Real Estate Fund	12,485	(12,485)	—	13,316	—	13,316
Retailing Fund	31,363	(31,363)	—	34,798	—	34,798
Technology Fund	133,825	(133,825)	—	141,163	—	141,163
Telecommunications Fund	104,544	(104,544)	—	109,698	—	109,698
Transportation Fund	521,321	(521,321)	—	569,470	—	569,470
Utilities Fund	46,962	(46,962)	—	49,270	—	49,270

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $200,000,000 line of credit from U.S. Bank, N.A. On June 5, 2023, the line of credit agreement was renewed and expires on June 3, 2024. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 6.39% for the year ended March 31, 2024. The Funds did not have any borrowings outstanding under this agreement at March 31, 2024.

THE RYDEX FUNDS ANNUAL REPORT | 167

NOTES TO FINANCIAL STATEMENTS (concluded)

The average daily balances borrowed for the year ended March 31, 2024, were as follows:

Fund	Average Daily Balance
Banking Fund	$2,874
Basic Materials Fund	525
Biotechnology Fund	6,041
Consumer Products Fund	8,060
Electronics Fund	—
Energy Fund	3,967
Energy Services Fund	1,396
Financial Services Fund	1,082
Health Care Fund	596
Internet Fund	68
Leisure Fund	63
Precious Metals Fund	6,205
Real Estate Fund	1,505
Retailing Fund	2,068
Technology Fund	3,107
Telecommunications Fund	885
Transportation Fund	2,740
Utilities Fund	1,503

Note 9 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic condition), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Funds in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 10 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

168 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (collectively referred to as the “Funds”), (eighteen of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2024, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eighteen of the funds constituting Rydex Series Funds) at March 31, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 22, 2024

THE RYDEX FUNDS ANNUAL REPORT | 169

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2025, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2024.

Precious Metals Fund intends to designate $101,535 of foreign tax withholding on foreign source income of $1,037,713.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2024, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2024, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See the qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Banking Fund	100.00%	100.00%	0.40%	0.00%
Basic Materials Fund	100.00%	100.00%	1.36%	0.00%
Consumer Products Fund	90.06%	84.33%	0.38%	100.00%
Energy Fund	100.00%	100.00%	0.43%	0.00%
Leisure Fund	100.00%	100.00%	0.73%	0.00%
Precious Metals Fund	60.55%	17.63%	1.69%	0.00%
Real Estate Fund	5.89%	2.77%	0.53%	0.00%
Telecommunications Fund	100.00%	100.00%	1.24%	0.00%
Transportation Fund	100.00%	100.00%	1.01%	0.00%
Utilities Fund	100.00%	100.00%	0.46%	0.00%

With respect to the taxable year ended March 31, 2024, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Basic Materials Fund	$122,850	$36,444
Biotechnology Fund	—	1,771,729
Consumer Products Fund	5,309,332	1,764,537
Electronics Fund	—	319,997
Technology Fund	1,955,347	908,727

Final regulations dated June 24, 2020 enable a regulated investment company to pay Section 199A dividends to its shareholders. Section 199A, enacted as part of the Tax Cuts and Jobs Act of 2017, may allow non-corporate tax payers a deduction of up to 20% of qualified business income from flow-through entities, including dividends from real estate investment trusts. The qualifying percentage of the Real Estate Fund’s ordinary income and short-term capital gain distributions, if any, for the purpose of the Section 199A deduction was 74.25%.

170 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of the Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at https://www.sec.gov. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on our website at www.guggenheiminvestments.com, and will be made available, upon request and without charge, by calling 800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 171

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm) (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

172 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, Lydon Media (2016-present); Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research and digital distribution provider) (2022-present). Former: Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	152

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (2023-present); The 2023 ETF Series II (1) (2023-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); Endeavor Health (2012-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	152

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

				152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

174 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and/or Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152

Former: Guggenheim Energy & Income Fund (2018-2023); Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●

We use your information in connection with servicing your accounts. ● We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback. ● We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority. We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the code of ethics during the period covered by this report. The code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act) and she does not accept any consulting, advisory, or other compensatory fee from the registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.).

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2024 and March 31, 2023 were $919,853 and $919,853, respectively.

(b) Audit Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended March 31, 2024 and March 31, 2023 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended March 31, 2024 and March 31, 2023 were $0 and $0, respectively.

(c) Tax Fees: The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended March 31, 2024 and March 31, 2023 were $439,140 and $447,790, respectively. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended March 31, 2024 and March 31, 2023 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1. Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b) The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c) For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d) For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e) All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f) The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2. Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next regularly scheduled Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

A.	Pre-Approval Requirements

1.	Categories of Services to be Reviewed and Considered for Pre-Approval

(a)	Audit Services

(i)	Annual financial statement audits

(ii)	Seed audits (related to new product filings, as required)

(iii)	SEC and regulatory filings and consents

(b)	Audit-Related Services

(i)	Accounting consultations

(ii)	Fund merger/reorganization support services

(iii)	Other accounting related matters

(iv)	Agreed upon procedures reports

(v)	Attestation reports

(vi)	Other internal control reports

(c)	Tax Services

(i)	Recurring tax services:

(a)	Preparation of Federal and state income tax returns, including extensions

(b)	Preparation of calculations of taxable income, including fiscal year tax designations

(c)	Preparation of annual Federal excise tax returns (if applicable)

(d)	Preparation of calendar year excise distribution calculations

(e)	Calculation of tax equalization on an as-needed basis

(f)	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

(g)	Preparation of the estimated excise distribution calculations on an as-needed basis

(h)	Preparation of calendar year shareholder reporting designations on Form 1099

(i)	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

(j)	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

(k)	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

(ii)	Permissible non-recurring tax services upon request:

(a)	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

(b)	Assistance with corporate actions and tax treatment of complex securities and structured products

(c)	Assistance with IRS ruling requests and calculation of deficiency dividends

(d)	Conduct training sessions for the Adviser’s internal tax resources

(e)	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

(f)	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

(g)	RIC qualification reviews

(h)	Tax distribution analysis and planning

(i)	Tax authority examination services

(j)	Tax appeals support services

(k)	Tax accounting methods studies

(l)	Fund merger, reorganization and liquidation support services

(m)	Tax compliance, planning and advice services and related projects

(n)	Assistance with out of state residency status

(o)	Provision of tax compliance services in India for Funds with direct investments in India

B.	Pre-Approval Not Required

Under Section 10A(h)(i)(1)(B) of the Exchange Act and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to Section V.B.2 is not required, if:

1.	the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

2.	the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3.	such services are promptly brought to the attention of the Audit Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

Under Section 10A(h)(i)(1)(B) of the Exchange Act and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section V.B.3 is not required, if:

1.	the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust’s independent auditors by the Trust, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

2.	the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3.	such services are promptly brought to the attention of the Audit Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $439,140 and $447,790, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedule of Investments is included under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 14. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a)) are attached.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Investment Company Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	May 31, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	May 31, 2024

By (Signature and Title)*	/s/ James Howley
James Howley, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	May 31, 2024

* Print the name and title of each signing officer under his or her signature.